Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.  The accession number of the previous related submission is as follows:  0000898745-12-000764

CLASS A, B, C, & P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

October 31, 2012

Letter from the President	1
Economic & Financial Market Review	2
Bond & Mortgage Securities Fund	4
California Municipal Fund	6
Diversified International Fund	8
Equity Income Fund	10
Global Diversified Income Fund	12
Global Real Estate Securities Fund	14
Government & High Quality Bond Fund	16
High Yield Fund	18
Income Fund	20
Inflation Protection Fund	22
International Emerging Markets Fund	24
LargeCap Growth Fund	26
LargeCap S&P 500 Index Fund	28
LargeCap Value Fund	30
MidCap Blend Fund	32
Principal Capital Appreciation Fund	34
Real Estate Securities Fund	36
Short-Term Income Fund	38
SmallCap Blend Fund	40
Tax-Exempt Bond Fund	42
Glossary	44
Financial Statements	46
Notes to Financial Statements	81
Schedules of Investments	109
Financial Highlights (Includes performance information)	216
Report of Independent Registered Public Accounting Firm	248
Shareholder Expense Example	249
Supplemental Information	252

GLOBAL INVESTMENT MANAGEMENT ‡ASSET ALLOCATION E;PERTISE ‡RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

2012 began with an ongoing rally in equity markets amid moderately positive economic results and optimism over constructive resolutions in Europe that had lessened investor worries. By April, however, the rally had waned and equity markets became more volatile — driven largely by worsening European debt problems, slowed growth in China and strained economic momentum in the U.S.1 Volatility continued into the summer as these ongoing concerns weighed on investors’ minds.

However, global equity markets rebounded strongly during the third quarter of 2012. The markets' positive tone was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. In mid-September, the U.S. Federal Reserve announced its latest round of quantitative easing (QE3) and plans to purchase more agency mortgage-backed securities in a continued effort to keep long-term interest rates down. Also in September, Mario Draghi, head of the European Central Bank, unveiled a bond-buying plan aimed at providing liquidity to troubled Eurozone2 nations. These ongoing efforts helped spur both U.S. and international equity markets to deliver positive year-to-date results through October 31, 2012.3 We encourage you to maintain a broadly diversified investment portfolio — allocated both across and within asset classes.4 The allocation should align with your time horizon for each of your financial goals as well as your tolerance for investment risk. We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance to potentially reduce your risk of loss — or of missed opportunities — as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future — whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our target risk or target date asset allocation funds (which are already broadly diversified). Our history shows our commitment to asset allocation investing — Principal Funds is the fifth-largest provider of lifecycle funds in the industry (target risk and target date funds combined), with one of the longest track records.5 For investors nearing or in retirement, we strive to provide mutual funds that will help support your retirement income needs over time. To this end, we offer several mutual funds structured to complement traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About our target date funds

Our target date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target date fund is regularly readjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

.

1 On the Other Hand: Economic Insights, April 2012, by Bob Baur and the Principal Global Investors Economic Committee

2 The Eurozone is a geographic and economic region consisting of all European Union countries that have adopted the euro as their national currency.

3 Broad U.S. market: Russell 3000 Index; international developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index

4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Source: FRC Quarterly LifeCycle Report, June 30, 2012

Economic & Financial Market Review

For most of the past two years, the markets have operated under the major threat of a possible unmanaged Greek default. The deteriorating situation in Greece has caused fear that default in that country could trigger a contagion of defaults in other troubled European nations, as well as in a large portion of the European banking system. As of October 31, 2012, Greece continued to struggle, with no long-term solution yet in place; Spain — and to a lesser degree, Italy — was feeling the pain of the spreading debt concerns; and the Spanish banking system was operating in crisis mode while the country’s government worked desperately to control the problem. Unemployment in Spain hovered near 25% overall and above 40% for young people. Unfortunately, due to its massive debt loads the Spanish government had very limited ability to attempt to stimulate growth.

Despite investors’ ongoing worries over the sovereign debt issues in Europe, U.S. equities enjoyed strong results for the year ending October 31st, and international equities’ strong third-quarter 2012 performance helped boost developed and emerging markets to positive one-year returns. The U.S. market’s strength was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. The U.S. Federal Reserve continued its purchase of securities through various programs, announcing its latest round of quantitative easing (QE3) in mid-September and plans to purchase more agency mortgage-backed securities (MBS) in an ongoing effort to keep long-term interest rates low. Meanwhile, the European Central Bank (ECB) continued working on the bailout of Greece and support programs for Italy and Spain. In early September Mario Draghi, head of the ECB, unveiled a bond-buying plan aimed at providing liquidity to troubled nations. Bond yields in Italy and Spain have soared; the Draghi plan is geared toward providing continued access to the capital markets for those countries. These ongoing efforts helped spur U.S. equities to a 14.8% 12-month return, while equities in international developed markets and emerging markets delivered, respectively, 4.6% and 2.6%.1

In the U.S., some signs of progress in the economy also helped push equities higher (though the overall economic situation remained somewhat subdued). While the unemployment rate continued to modestly improve, dropping by 1.0% year-over-year, the October 2012 rate of 7.9% was still well above pre-recession levels.2 A key reason was lack of construction hiring; while construction employment had stabilized by the end of October, it had not yet rebounded. The housing situation also showed some improvement, with home prices generally posting very modest year-over-year gains.3 Consumer spending is affected by housing, and as such even a small rebound in housing after many months of declines could eventually boost spending if consumers feel their wealth has increased due to rising home values.

Within U.S. equities, large-cap stocks generally outperformed smaller-caps due to ongoing risk aversion and flight to perceived quality during the period. From a style perspective, value generally outperformed growth across all market capitalizations (small-, mid- and large-caps). Value benefited both from lower exposure to the energy sector (which suffered from eroding commodities prices) and higher exposure to the financial sector (which showed strength due to the efforts undertaken by the Fed and the ECB). Within large-caps, the outperformance by value was somewhat moderated due to the very strong results delivered by a single large-cap growth stock — Apple — which experienced extremely strong sales and market growth during the 12-month period. As Apple makes up a large portion of both the NASDAQ and S&P 500 Indexes, this stock's performance had a significant positive impact on U.S. equities’ performance overall.4 Meanwhile, international equities in both developed and emerging markets, which considerably lagged U.S. equities during the period, were pulled down significantly by the ongoing sovereign debt issues in Europe and by a strong U.S. dollar. International emerging markets were further hurt by signs of economic deceleration over the course of the year, especially in China.

The continued low-rate environment proved favorable for riskier fixed income asset classes during the period. High-yield corporate bonds excelled with a 10.80% duration-adjusted excess return. Investment-grade corporate bonds also performed well, outpacing duration-adjusted Treasuries by 5.65%, due in part to a particularly strong rally in financial corporates (up 9.03% relative to duration-adjusted Treasuries). Commercial MBS outperformed Treasuries by 9.05%. Agency MBS posted a more modest duration-adjusted return of 1.00%.5 Treasury yields generally were mixed. The yield on the 10-year Treasury fell from 2.11% to 1.70%, while the yield on the 2-year Treasury rose slightly from 0.25% to 0.29%.6

In the face of lackluster employment growth, the Federal Reserve announced that with QE3, it would buy $40 billion per month in agency MBS with no set end date. The Fed is hopeful these purchases, combined with additional efforts already underway, will support the economy by keeping interest rates low for corporations and residential homeowners. These additional efforts include already-announced plans to extend the average maturity of the Fed's holdings and maintain its policy of using principal payments from existing holdings (agency debt and agency MBS) to purchase additional agency MBS. The Fed also noted it is likely to keep its exceptionally accommodative interest rate stance in place until mid-2015, in order to "support continued progress toward maximum employment and price stability."7

1 U.S. equities: Russell 3000 Index: international developed market equities: MSCI EAFE Index; international emerging market equities: MSCI Emerging Markets Index

[2]	U.S Bureau of Labor Statistics; bls.gov
[3]	S&P/Case-Shiller Home Price Indices
[4]	U.S. value equities (mid-, small- & large-caps): Russell Midcap Value Index, Russell 2000 Value Index & Russell 1000 Value Index; U.S. growth equities

(mid-, small- & large-caps): Russell Midcap Growth Index, Russell 2000 Growth Index & Russell 1000 Growth Index 5 Source: Barclays Point (Barclays US Corporate High Yield Index and components of the Barclays Aggregate Bond Index)

6 Source: FactSet US Treasury Benchmark Bond, 2 Year Yield and 10 Year Yield

7 Federal Reserve Bank Federal Open Market Committee statement, released 9/13/12; federalreserve.gov/newsevents/press/monetary/20120913a.htm

(THIS PAGE INTENTIONALLY LEFT BLANK)

Bond & Mortgage Securities Fund

Portfolio Managers:

William C. Armstrong, CFA
Timothy R. Warrick, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Positive performance was primarily driven by favorable security selection and sector allocation. Overall security selection aided results, especially issue-specific outperformance within mortgage-backed securities (MBS), investment-grade corporate bonds and asset-backed securities (ABS). The largest positive contributors to sector allocation were an out-of-index allocation to below-investment-grade corporate bonds, an underweight to U.S. Treasuries and overweights to commercial mortgage-backed securities (CMBS) and investment-grade corporate bonds. Treasury futures were used to manage duration, which benefited portfolio performance as rates decreased during the 12-month period. An overweight to emerging markets detracted from performance. Also, an underweight at the 20-year key rate duration point contributed negatively as the Treasury curve flattened during the period. Although overall security selection was a positive contributor to performance, the issue-specific impact within U.S. Treasuries detracted from results. Derivatives were used to tactically hedge exposures, primarily in CMBS and below-investment-grade corporate bonds; these positions contributed negatively to performance as CMBS and below-investment-grade corporate bond spreads tightened during the period.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	7.49%	5.07%	4.39%	6/28/05	12/6/00
	Including Sales Charge	3.50%	4.27%	3.99%
Class B Shares	Excluding Sales Charge	6.87%	4.43%	3.77%	6/28/05	12/6/00
	Including Sales Charge	1.87%	4.09%	3.77%
Class C Shares	Excluding Sales Charge	6.63%	4.22%	3.59%	1/16/07	12/6/00
	Including Sales Charge	5.63%	4.22%	3.59%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.01%	0.94%
Class B Shares	2.15%	1.60%
Class C Shares	2.04%	1.75%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 3.69% (1-year); 4.31% (5-year); 3.88% (10-year)
Class B Shares: 1.89% (1-year); 4.11% (5-year); 3.66% (10-year)
Class C Shares: 5.75% (1-year); 4.27% (5-year); 3.48% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

California Municipal Fund

Portfolio Managers:

Douglas J. Gaylor
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Bonds which were priced at a discount continued to enhance portfolio performance. Longer bonds with strong call provisions benefited performance as well. Additionally, inverse floaters (bonds having adjustable interest rates that rise or fall in the opposite direction of general market interest rates) added value for the period. Some lower-rated credits continued to decline, detracting from performance. Also, short maturities underperformed longer bonds, which hurt performance. Additionally, bonds priced to a short call continued to diminish portfolio performance.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	12.18%	4.28%	4.02%
	Including Sales Charge	7.96%	3.48%	3.62%
Class B Shares	Excluding Sales Charge	11.01%	3.35%	3.37%
	Including Sales Charge	6.01%	3.00%	3.37%
Class C Shares	Excluding Sales Charge	11.12%	3.34%	3.16%
	Including Sales Charge	10.12%	3.34%	3.16%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	1.89%	1.87%
Class C Shares	1.77%	1.77%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 6.94% (1-year); 3.51% (5-year); 3.29% (10-year)
Class B Shares: 4.93% (1-year); 3.04% (5-year); 3.05% (10-year)
Class C Shares: 8.92% (1-year); 3.35% (5-year); 2.82% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified International Fund

Portfolio Managers:

Paul H. Blankenhagen, CFA
Juliet Cohn
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the financial sector was positive, led by an overweight position in Swedbank (a strongly capitalized and well-funded Swedish retail bank that benefited from improving mortgage loan spreads). Stock selection in Spain also contributed positively, led by an underweight to Telefonica (an integrated telecommunications operator), as political and cyclical risks weighed on Spanish stocks throughout the period. Additionally, overweighting Coloplast (manufacturer of medical health care products) benefited performance; the company expanded its margins, driven by favorable pricing following the introduction of new products and the outsourcing of virtually all production to Hungary and China. Stock selection in the materials sector detracted from performance, led by an overweight to Rio Tinto (diversified metals and mining company that underperformed due to concerns over slowing Chinese demand for commodities). Additionally, Japanese stock selection detracted, particularly an overweight to Advantest (a leading producer of automatic test equipment for the semiconductor industry), which underperformed as earnings revisions turned negative, reflecting reduced investment by its client base. Also, underweighting Toyota Motors negatively impacted results as the firm benefited from a recovery in production across its global footprint and from better retail sales momentum. Stock selection in Australia was another detractor, especially the portfolio's underweight to Commonwealth Bank of Australia, which delivered favorable results as Australian domestic market trends improved.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	6.13%	-7.11%	8.07%	6/28/05	12/6/00
	Including Sales Charge	0.27%	-8.16%	7.46%
Class B Shares	Excluding Sales Charge	5.13%	-8.08%	7.21%	6/28/05	12/6/00
	Including Sales Charge	0.13%	-8.41%	7.21%
Class C Shares	Excluding Sales Charge	5.47%	-7.68%	7.39%	1/16/07	12/6/00
	Including Sales Charge	4.47%	-7.68%	7.39%
Class P Shares	Excluding Sales Charge	6.67%	-6.95%	8.14%	9/27/10	12/6/00

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.44%	1.44%
Class B Shares	2.60%	2.08%
Class C Shares	2.33%	2.08%
Class P Shares	5.97%	1.07%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 9.91% (1-year); -7.11% (5-year); 7.90% (10-year)
Class B Shares: 10.28% (1-year); -7.35% (5-year); 7.66% (10-year)
Class C Shares: 14.62% (1-year); -6.60% (5-year); 7.84% (10-year)
Class P Shares****: 16.84% (1-year); -5.89% (5-year); 8.58% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Equity Income Fund

Portfolio Managers:

Daniel R. Coleman
David W. Simpson, CFA
Edge Asset Management, Inc

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within utilities and an underweight to the sector aided relative results during the 12-month period. Stock selection in the energy sector also benefited performance as Marathon Petroleum and Enterprise Production Partners posted strong returns. Additionally, stock selection within the information technology sector contributed positively. Stock selection detracted from performance within the financial sector, where an underweight to Wells Fargo hindered results. Stock selection within the industrial and consumer discretionary sectors also negatively impacted performance.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	13.64%	0.39%	8.56%	5/31/39	-
	Including Sales Charge	7.40%	-0.74%	7.95%
Class B Shares	Excluding Sales Charge	12.58%	-0.52%	7.79%	3/30/94	5/31/39
	Including Sales Charge	7.58%	-0.86%	7.79%
Class C Shares	Excluding Sales Charge	12.83%	-0.36%	7.73%	3/1/02	5/31/39
	Including Sales Charge	11.83%	-0.36%	7.73%
Class P Shares	Excluding Sales Charge	13.91%	0.50%	8.62%	9/27/10	5/31/39

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	0.95%
Class B Shares	1.82%
Class C Shares	1.67%
Class P Shares	0.70%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 18.92% (1-year); -0.33% (5-year); 8.45% (10-year)

Class B Shares: 19.75% (1-year); -0.44% (5-year); 8.29% (10-year)

Class C Shares: 23.96% (1-year); 0.06% (5-year); 8.24% (10-year)

Class P Shares****: 26.14% (1-year); 0.91% (5-year); 9.13% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Global Diversified Income Fund

Portfolio Managers:

Michael P. Finnegan, CFA
Kelly Grossman
Dave Reichart, CFA
Principal Management Corp.

DDJ Capital Management, LLC	Guggenheim Investment Management, LLC	Principal Global Investors, LLC
Principal Real Estate Investors, LLC	W. H. Reaves & Co.	Spectrum Asset Management, Inc.
Stone Harbor Investment Partners		Tortoise Capital Advisors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to the Master Limited Partnership (MLP) sleeve (managed by Tortoise) contributed positively to performance for the 12-month period. From a manager performance perspective, the Preferred Securities (managed by Spectrum), Global Real Estate (managed by Principal Real Estate Investors), Commercial Mortgage Backed Security (CMBS) (managed by PGI), Infrastructure (managed by WH Reaves) and Global Value Equity (managed by PGI) sleeves all outperformed their respective return benchmarks for the period, led by the Preferred Securities sleeve. Within the Preferred Securities sleeve, strong stock selection benefited performance, especially in the foreign and U.S. bank sectors. The call options overlay program (managed by Guggenheim) also provided gains to the overall portfolio for the period. An underweight allocation to the Emerging Market Debt (managed by Stone Harbor) sleeve detracted from returns. From a manager performance perspective, the High Yield (managed by Guggenheim), Emerging Market Debt and MLP sleeves underperformed their respective return benchmarks for the period.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
					Extended
		1-Year	Since Inception	Inception Date	Performance
					Inception Date
Class A Shares	Excluding Sales Charge	15.25%	18.80%	12/15/08	-
	Including Sales Charge	10.90%	17.63%
Class C Shares	Excluding Sales Charge	14.39%	17.90%	12/15/08	-
	Including Sales Charge	13.39%	17.90%
Class P Shares	Excluding Sales Charge	15.59%	18.87%	9/27/10	12/15/08

Total Investment Expense as shown in the 2/29/12 prospectus
			Gross/Net Expense Ratio
Class A Shares			1.16%
Class C Shares			1.90%
Class P Shares			0.83%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 16.00% (1-year); 17.71% (since inception)

Class C Shares: 18.65% (1-year); 18.00% (since inception)

Class P Shares****: 20.80% (1-year); 18.95% (since inception)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/08 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Global Real Estate Securities Fund

Portfolio Managers:

Alistair Gillespie, CFA
Simon Hedger
Anthony Kenkel, CFA
Kelly D. Rush, CFA
Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within Hong Kong was the top contributor to performance for the 12-month period; the portfolio benefited from overweights to China Resources Land and Glorious Property Holdings. Overweights to American Assets Trust, Equity One and Ramco-Gershenson benefited results as well. Stock selection within the U.K. was the portfolio's second largest contributor, due in part to the continued strong appetite for the London office market; the portfolio was helped by overweight tilts to London office properties such as Great Portland and Workspace. Stock selection within owners of U.S. shopping center properties also added value, particularly the portfolio's participation in the Retail Properties of America initial public offering (IPO) and addition to the position post-IPO, which drove performance as the stock performed strongly from the point of initial investment forward. The portfolio's main detractor over the period was an overweight to U.S. apartments (such as Equity Residential, which suffered from selling pressure amid the rotation away from popular defensive "safe havens" and toward general equities following the announcement of the U.S. Federal Reserve's third round of quantitative easing, or QE3). The portfolio's small overweight to ex-benchmark holding Renhe Commercial Holdings (Hong Kong developer) also hindered results; this stock lost 40% of its value in the first quarter of 2012 after the firm reported disappointing earnings and reduced its dividend. Weak stock selection within Japanese commercial developers detracted as well. The portfolio was underweight large-cap developers Sumitomo and Mitsubishi Estate, both of which benefited from improving prime office sentiment underlined by a bottoming office market in Tokyo.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	19.08%	-1.74%	-1.56%	10/1/07	-
	Including Sales Charge	12.55%	-2.85%	-2.65%
Class C Shares	Excluding Sales Charge	18.27%	-2.62%	-2.45%	10/1/07	-
	Including Sales Charge	17.27%	-2.62%	-2.45%
Class P Shares	Excluding Sales Charge	19.37%	0.71%	-0.56%	12/29/10	10/1/07

Total Investment Expense as shown in the 2/29/12 prospectus
		Gross Expense Ratio			Net Expense Ratio
Class A Shares			1.62%		1.45%
Class C Shares			3.01%		2.20%
Class P Shares			1.74%		1.10%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 26.09% (1-year); -2.86% (since inception)

Class C Shares: 31.64% (1-year); -2.64% (since inception)

Class P Shares****: 33.88% (1-year); -0.73% (since inception)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 9/30/07 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Government & High Quality Bond Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) was the largest positive contributor to performance. Issue selection in agency mortgage-backed securities (MBS) (specifically, 30-year issues) also benefited performance. Additionally, an out-of-benchmark allocation to non-agency collateralized mortgage obligations (CMOs) aided results as the portfolio's holdings outpaced the index. The portfolio's allocation to agency CMOs detracted from performance due to significantly underperforming the portfolio's benchmark. Also, the portfolio's underweight to Federal National Mortgage Association (FNMA) pass-through securities negatively impacted performance as FNMA securities outperformed other agency mortgages over the period. Additionally, the portfolio's underweight to low-coupon Government National Mortgage Association (GNMA) pools hindered results because GNMA pools outperformed the index.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/14. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.58%	5.71%	4.50%	5/4/84	-
	Including Sales Charge	2.22%	5.23%	4.26%
Class B Shares	Excluding Sales Charge	3.71%	4.88%	3.88%	3/30/94	5/4/84
	Including Sales Charge	-1.29%	4.55%	3.88%
Class C Shares	Excluding Sales Charge	3.73%	4.92%	3.73%	3/1/02	5/4/84
	Including Sales Charge	2.73%	4.92%	3.73%
Class P Shares	Excluding Sales Charge	4.68%	5.79%	4.54%	9/27/10	5/4/84

Total Investment Expense as shown in the 7/17/12 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.92%	0.88%
Class B Shares	1.83%	1.65%
Class C Shares	1.66%	1.63%
Class P Shares	0.91%	0.70%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 2.04% (1-year); 5.41% (5-year); 4.28% (10-year)

Class B Shares: -1.48% (1-year); 4.71% (5-year); 3.90% (10-year)

Class C Shares: 2.54% (1-year); 5.08% (5-year); 3.75% (10-year)

Class P Shares****: 4.58% (1-year); 5.99% (5-year); 4.57% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

High Yield Fund

Portfolio Managers:

Mark P. Denkinger, CFA
Darrin E. Smith CFA
Edge Asset Management, Inc

What contributed to or detracted from Fund performance during the fiscal year?

The primary positive contributor to performance was an overweight to Open Solutions (provider of collaborative enterprise technology to community-based financial institutions worldwide), which continued to see sales increase along with increases in earnings before interest, taxes, depreciation and amortization. Another positive contributor was an overweight to Ally Financial (provider of automobile and residential financing); the portfolio held preferred stock in Ally that significantly outperformed the market during the 12-month period. Also, the portfolio's overweight to wireless added value; this sector benefited from Softbank's investment in Sprint (the largest wireless stock in the index). The portfolio's holdings in cash and U.S. Treasuries detracted from performance (the significant amount of refinancing in the form of tenders/calls had led to slightly higher cash balances in the portfolio over the 12-month period). Also, the portfolio was negatively impacted by its position in NII Holdings (Latin American mobile communications company); NII has been hurt by price competition and higher churn rates, especially in Brazil. Another detractor was the portfolio's underweight to the home construction sector, which benefited from the slight rebound in housing prices over the period and from the reduced inventory of homes available for sale.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	12.85%	7.92%	11.19%	4/8/98	-
	Including Sales Charge	8.63%	7.10%	10.76%
Class B Shares	Excluding Sales Charge	11.85%	6.99%	10.48%	5/5/98	4/8/98
	Including Sales Charge	6.85%	6.71%	10.48%
Class C Shares	Excluding Sales Charge	12.07%	7.12%	10.36%	3/1/02	4/8/98
	Including Sales Charge	11.07%	7.12%	10.36%
Class P Shares	Excluding Sales Charge	13.08%	8.11%	11.29%	9/27/10	4/8/98

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	0.92%
Class B Shares	1.70%
Class C Shares	1.63%
Class P Shares	0.61%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 13.58% (1-year); 7.16% (5-year); 10.87% (10-year)

Class B Shares: 12.15% (1-year); 6.83% (5-year); 10.58% (10-year)

Class C Shares: 16.23% (1-year); 7.18% (5-year); 10.46% (10-year)

Class P Shares****: 18.44% (1-year); 8.20% (5-year); 11.41% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Income Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

An overweight to corporate bonds and issue selection within the sector benefited performance the most as both investment-grade and high yield corporates were among the better-performing sectors over the 12-month period. An underweight to U.S. Treasuries versus the benchmark also aided performance as the sector significantly underperformed the benchmark. Additionally, issue selection within the financial services/banking sector positively impacted results, with Bank of America leading portfolio performance. Issue selection within China Medical Technologies (health care company) was one of the portfolio's largest detractors. Lack of exposure to the foreign government sector also negatively impacted results as this sector outperformed the overall index. The portfolio's cash position detracted during the period as well.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	9.23%	7.73%	6.64%	12/15/75	-
	Including Sales Charge	6.77%	7.24%	6.40%
Class B Shares	Excluding Sales Charge	8.09%	6.83%	6.01%	3/30/94	12/15/75
	Including Sales Charge	3.09%	6.52%	6.01%
Class C Shares	Excluding Sales Charge	8.33%	6.92%	5.86%	3/1/02	12/15/75
	Including Sales Charge	7.33%	6.92%	5.86%
Class P Shares	Excluding Sales Charge	9.42%	7.82%	6.68%	9/27/10	12/15/75

Total Investment Expense as shown in the 2/29/12 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.90%	0.90%
Class B Shares	1.78%	1.78%
Class C Shares	1.68%	1.68%
Class P Shares	0.96%	0.70%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 7.86% (1-year); 7.26% (5-year); 6.27% (10-year)

Class B Shares: 4.46% (1-year); 6.57% (5-year); 5.88% (10-year)

Class C Shares: 8.59% (1-year); 6.94% (5-year); 5.72% (10-year)

Class P Shares****: 10.69% (1-year); 7.83% (5-year); 6.55% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

Inflation Protection Fund

Portfolio Managers:

Martin Hegarty
Brian Weinstein
BlackRock Financial Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio was positioned to benefit from a steepening in the U.S. Treasury curve (specifically it utilized derivatives to express a view that the difference between the yield on the 10-year Treasury and the 30-year Treasury would increase). This positioning benefited performance as this yield differential increased or steepened by 15 basis points (bps) for the 12-month period. The portfolio was net long breakeven rates (defined as the difference between nominal and Treasury Inflation-Protected Securities (TIPS) yields of comparable maturities), which benefited performance as breakevens rose across the term structure. The portfolio's real yield curve flattening position (meaning the portfolio was positioned to benefit from a decrease in the difference between the yield on the 10-year TIP and the 30-year TIP) was a net detractor from performance as the 10s/30s real curve steepened (the yield differential increased) by 34 bps during the period.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	7.24%	2.30%	2.44%	6/28/05	12/29/04
	Including Sales Charge	3.21%	1.53%	1.94%
Class C Shares	Excluding Sales Charge	6.43%	1.50%	1.64%	1/16/07	12/29/04
	Including Sales Charge	5.43%	1.50%	1.64%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.92%	0.90%
Class C Shares	1.99%	1.65%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 4.16% (1-year); 1.48% (5-year); 1.84% (since inception)
Class C Shares: 6.49% (1-year); 1.46% (5-year); 1.55% (since inception)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Emerging Markets Fund

Portfolio Managers:

Michael Ade, CFA
Mihail Dobrinov, CFA
Michael L. Reynal
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Underweighting Taiwan and overweighting the industrial and information technology sectors were the main drivers of positive relative performance during the 12-month period. Overweighting China Construction Bank (provider of personal and corporate banking services) also contributed positively as Chinese financials rallied on strong earnings releases and signs of stabilization within Chinese economic data. Additionally, strategic overweights to Imperial Holdings and Samsung Electronics benefited relative outperformance. From a country perspective, overweighting Russia and China detracted during the period. Also, the portfolio's relative performance was negatively impacted by overweights to Daelim Industrial and Evraz PLC and an underweight to Tencent Holdings.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.05%	-5.59%	15.64%	6/28/05	12/6/00
	Including Sales Charge	-1.66%	-6.65%	14.98%
Class B Shares	Excluding Sales Charge	3.11%	-6.55%	14.60%	6/28/05	12/6/00
	Including Sales Charge	-1.89%	-6.87%	14.60%
Class C Shares	Excluding Sales Charge	3.09%	-6.44%	14.70%	1/16/07	12/6/00
	Including Sales Charge	2.09%	-6.44%	14.70%
Class P Shares	Excluding Sales Charge	4.51%	-5.38%	15.84%	9/27/10	12/6/00

Total Investment Expense as shown in the 2/29/12 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	1.85%	1.85%
Class B Shares	2.90%	2.78%
Class C Shares	2.79%	2.79%
Class P Shares	2.23%	1.38%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 11.48% (1-year); -4.34% (5-year); 15.45% (10-year)

Class B Shares: 11.84% (1-year); -4.56% (5-year); 15.06% (10-year)

Class C Shares: 15.86% (1-year); -4.10% (5-year); 15.16% (10-year)

Class P Shares****: 18.49% (1-year); -3.03% (5-year); 16.30% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

LargeCap Growth Fund

Portfolio Managers:

Thomas J. Bisighini, CFA
Anthony Rizza, CFA
Columbus Circle Investors

What contributed to or detracted from Fund performance during the fiscal year?

Apple Inc. added significant value; the firm benefited from continued strength in higher margin phone and tablet sales, where it continued to gain market share. Home Depot also contributed positively; the company's strength was due to sustained upside in comparable-store sales driven by the housing recovery, as well as margin expansion that resulted from productivity initiatives. Discover Financial benefited the portfolio due to generating consistent credit and net interest margin improvement, while also signing a significant deal with eBay that leverages the company's network processing capabilities. Verifone Systems suffered from a moderating organic growth rate and continued threats to its mobile payments dominance as competitors consistently discussed future electronic wallet initiatives. Amazon.com declined based on disappointment with its Kindle Fire tablet sales, margins that were negatively impacted by increased free shipping and distribution center build-out, and lackluster international revenues. Oracle suffered from macro uncertainty that prompted higher approval levels within customer organizations to consummate deals, causing modest slippage of transactions into subsequent quarters. This more than offset continued product cycle strength within its big data solutions.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.29%	-2.37%	6.10%	6/28/05	12/6/00
	Including Sales Charge	4.20%	-3.47%	5.50%
Class B Shares	Excluding Sales Charge	9.16%	-3.32%	5.14%	6/28/05	12/6/00
	Including Sales Charge	4.16%	-3.70%	5.14%
Class C Shares	Excluding Sales Charge	9.50%	-3.13%	5.21%	1/16/07	12/6/00
	Including Sales Charge	8.50%	-3.13%	5.21%
Class P Shares	Excluding Sales Charge	10.72%	-2.00%	6.31%	9/27/10	12/6/00

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.22%	1.22%
Class B Shares	2.26%	2.25%
Class C Shares	2.03%	2.03%
Class P Shares	4.57%	0.83%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 19.97% (1-year); -1.60% (5-year); 6.67% (10-year)
Class B Shares: 20.90% (1-year); -1.83% (5-year); 6.32% (10-year)
Class C Shares: 25.07% (1-year); -1.26% (5-year); 6.39% (10-year)
Class P Shares****: 27.52% (1-year); -0.10% (5-year); 7.49% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

LargeCap S&P 500 Index Fund

Portfolio Managers:

Thomas L. Kruchten, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio performed in line with the S&P 500 Index during the 12-month period. All 10 of the economic sectors in the index posted positive returns, led by the telecommunication services and health care sectors. Phillips 66, Apple Inc. and Express Scripts Holding Co were top contributors to portfolio performance during the period. The materials and energy sectors were the period's weakest-performing sectors. Hewlett-Packard Co., Dell Inc. and Baker Hughes Inc. were notable detractors from results.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.5%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	14.41%	-0.32%	6.11%	6/28/05	12/6/00
	Including Sales Charge	12.63%	-0.62%	5.96%
Class C Shares	Excluding Sales Charge	13.71%	-0.97%	5.45%	1/16/07	12/6/00
	Including Sales Charge	12.71%	-0.97%	5.45%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.62%	0.62%
Class C Shares	1.61%	1.30%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 27.33% (1-year); 0.06% (5-year); 7.04% (10-year)
Class C Shares: 27.48% (1-year); -0.32% (5-year); 6.54% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Value Fund

Portfolio Managers:

Arild Holm, CFA
Jeffrey A. Schwarte, CPA, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selections in the information technology, financial and consumer discretionary sectors were the most effective for the 12-month period. An overweight to Comcast contributed positively to the portfolio as the company reported solid third-quarter 2012 results after beating second-quarter earnings-per-share estimates. An overweight to Discover Financial Services (direct banking and payment services company) also added value; the company reported strong third-quarter results driven by continued fundamental improvement across all key categories of the business. Additionally, stock selection in the information technology sector aided results; an underweight to Hewlett Packard was beneficial as the company reported third-quarter 2012 results that failed to meet consensus estimates and management lowered its full-year guidance. An underweight to Walt Disney detracted from performance; the stock outperformed as the company continued to beat consensus estimates (earnings growth was driven by operational and financial improvements at the company's parks and margin expansion at ESPN). An overweight to GameStop Corp. also negatively impacted results; the stock underperformed due to sales declines and overall weakening trends as consumers turned to playing games on social media, smartphones and tablets. An overweight to Humana Inc. was another detractor; the company lowered its full-year guidance based on mispricing of its Medicare Advantage business along with higher membership gains. (The portfolio has since exited this position.)

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	18.05%	-1.36%	5.89%	6/28/05	12/6/00
	Including Sales Charge	11.58%	-2.47%	5.29%
Class B Shares	Excluding Sales Charge	16.90%	-2.50%	4.91%	6/28/05	12/6/00
	Including Sales Charge	11.90%	-2.85%	4.91%
Class C Shares	Excluding Sales Charge	17.25%	-2.01%	5.15%	1/16/07	12/6/00
	Including Sales Charge	16.25%	-2.01%	5.15%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.98%	0.98%
Class B Shares	2.34%	2.01%
Class C Shares	2.77%	1.71%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 25.58% (1-year); -2.31% (5-year); 5.78% (10-year)
Class B Shares: 26.48% (1-year); -2.69% (5-year); 5.40% (10-year)
Class C Shares: 30.80% (1-year); -1.84% (5-year); 5.64% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Blend Fund

Portfolio Managers:

K. William Nolin, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the consumer discretionary and information technology sectors contributed positively to results. Also, Williams Cos Inc. (gatherer, processor and transporter of natural gas and crude oil) benefited the portfolio as the firm continued to leverage existing pipeline and processing assets due to high demand for energy infrastructure. Additionally, Liberty Media (diversified media company) aided performance due to progress in obtaining control over Sirius and continued subscriber growth. TJX Companies (discount retailer operating in a niche offering premium goods at discounted prices) continued to benefit from a difficult retail environment where consumers were looking for value. Gentex (manufacturer of specialty electrochromic automatic-dimming rearview mirrors for the global automotive industry) detracted due to uncertainty surrounding the U.S. government's timing of the implementation of the Kids And Cars Act. EQT (operator of a gas utility and large producer of natural gas in the Appalachian region) declined due to a drop in natural gas prices. International Game Technology (leader in developing electronic gaming equipment for casino operators) detracted as the company announced results that were lower than expected.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	17.19%	4.98%	10.94%	6/28/05	12/6/00
	Including Sales Charge	10.73%	3.80%	10.31%
Class B Shares	Excluding Sales Charge	16.06%	4.03%	10.34%	6/28/05	12/6/00
	Including Sales Charge	11.06%	3.71%	10.34%
Class C Shares	Excluding Sales Charge	16.31%	4.14%	10.05%	1/16/07	12/6/00
	Including Sales Charge	15.31%	4.14%	10.05%
Class P Shares	Excluding Sales Charge	17.60%	5.06%	10.94%	9/27/10	12/6/00

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.08%	1.08%
Class B Shares	2.07%	2.05%
Class C Shares	1.88%	1.88%
Class P Shares	0.80%	0.80%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 22.86% (1-year); 4.18% (5-year); 10.40% (10-year)
Class B Shares: 23.54% (1-year); 4.10% (5-year); 10.42% (10-year)
Class C Shares: 27.86% (1-year); 4.51% (5-year); 10.13% (10-year)
Class P Shares****: 30.28% (1-year); 5.43% (5-year); 11.01% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Principal Capital Appreciation Fund

Portfolio Managers:

Daniel R. Coleman
Philip M. Foreman, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the utilities sector, combined with an underweight to the sector, aided relative returns during the period. Stock selection within the financial sector also contributed positively, as did selection within the consumer staples sector. Performance was hindered by stock selection within the health care sector as Allergan and McKesson Corp detracted from performance. Stock selection within the information technology sector detracted from returns as well. Additionally, the portfolio was negatively impacted by its underweight to strong-performing Apple relative to the benchmark Russell 3000 Index. Selection within the energy sector also detracted, as Apache underperformed due to its focus on natural gas.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	11.73%	0.77%	8.77%	11/24/86	-
	Including Sales Charge	5.58%	-0.36%	8.16%
Class B Shares	Excluding Sales Charge	10.63%	-0.21%	7.93%	3/30/94	11/24/86
	Including Sales Charge	5.63%	-0.54%	7.93%
Class C Shares	Excluding Sales Charge	10.83%	-0.16%	7.80%	3/1/02	11/24/86
	Including Sales Charge	9.83%	-0.16%	7.80%
Class P Shares	Excluding Sales Charge	12.07%	0.88%	8.83%	9/27/10	11/24/86

Total Investment Expense as shown in the 2/29/12 prospectus
	Gross Expense Ratio	Net Expense Ratio
Class A Shares	0.94%	0.94%
Class B Shares	1.88%	1.88%
Class C Shares	1.82%	1.82%
Class P Shares	0.98%	0.71%

Average annual total returns* including sales charge as of 9/30/12:

Class A Shares: 18.65% (1-year); 0.63% (5-year); 8.97% (10-year)

Class B Shares: 19.35% (1-year); 0.45% (5-year); 8.74% (10-year)

Class C Shares: 23.54% (1-year); 0.83% (5-year); 8.61% (10-year)

Class P Shares****: 25.89% (1-year); 1.88% (5-year); 9.64% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Real Estate Securities Fund

Portfolio Managers:

Anthony Kenkel, CFA
Matt Richmond
Kelly D. Rush, CFA
Principal Real Estate Investors, ,LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection within the shopping centers sector was the portfolio's top contributor. The portfolio benefited from participating in the initial public offering (IPO) of Retail Properties of America (including an increase in the portfolio's position post-IPO), as the stock delivered significant positive results since its initial addition to the portfolio. Also, an overweight to Ramco-Gershenson Properties Trust benefited performance due to an attractive valuation. Continuing to overweight high-quality regional mall owner Simon Property Group was another positive for the portfolio, due to the firm's favorable balance sheet, stable properties and strong operations in its outlet center portfolio. Stock selection within the office sector added value, particularly an overweight to Digital Realty Trust and underweight to CommonWealth real estate investment trust (REIT). Digital Realty outperformed due to increased global demand for data server facilities, while CommonWealth REIT underperformed due to large tenant move-outs. The portfolio's overweight to the hotels sector was a top detractor during the 12-month period. Hotels, which are among the more economically sensitive sectors, fell out of favor (especially early in the year as lower economic growth expectations provided a headwind for business travel). An overweight to Equity Lifestyle Properties (owner and operator of resort communities and lifestyle-oriented properties) was another detractor. A sizeable underweight to owners of health care facilities also detracted.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	13.07%	2.39%	12.38%	6/28/05	12/6/00
	Including Sales Charge	6.87%	1.24%	11.74%
Class B Shares	Excluding Sales Charge	12.07%	1.58%	11.54%	6/28/05	12/6/00
	Including Sales Charge	7.07%	1.28%	11.54%
Class C Shares	Excluding Sales Charge	12.12%	1.63%	11.69%	1/16/07	12/6/00
	Including Sales Charge	11.12%	1.63%	11.69%
Class P Shares	Excluding Sales Charge	13.38%	2.50%	12.47%	9/27/10	12/6/00

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.37%	1.37%
Class B Shares	2.50%	2.20%
Class C Shares	2.17%	2.17%
Class P Shares	1.21%	1.03%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 24.51% (1-year); 1.94% (5-year); 11.42% (10-year)
Class B Shares: 25.68% (1-year); 1.98% (5-year); 11.21% (10-year)
Class C Shares: 29.73% (1-year); 2.34% (5-year); 11.37% (10-year)
Class P Shares****: 32.21% (1-year); 3.19% (5-year); 12.14% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index

****	Class P Shares do not have a sales charge.

Short-Term Income Fund

Portfolio Managers:

John R. Friedl, CFA
Ryan P. McCann, CFA
Scott J. Peterson, CFA
Gregory, L. Tornga, CFA
Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection within corporate bonds was the largest positive contributor, led by selections in the energy and consumer sectors. An out-of-benchmark allocation to asset-backed securities also added value as the portfolio's holdings significantly outperformed the index. Additionally, lack of exposure to foreign government agencies (which account for 25% of the index) aided performance; the sector underperformed the benchmark due to sovereign risk concerns in Europe. An out-of-index allocation to U.S. agencies hindered performance as the sector underperformed the index. An underweight to banking also detracted from results as this sector outpaced the overall index. Additionally, the portfolio's exposure to the municipal market negatively impacted the portfolio.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.38%	4.09%	3.83%	11/1/93	-
	Including Sales Charge	1.99%	3.61%	3.61%
Class C Shares	Excluding Sales Charge	3.62%	3.26%	3.04%	3/1/02	11/1/93
	Including Sales Charge	2.62%	3.26%	3.04%
Class P Shares	Excluding Sales Charge	4.64%	4.17%	3.87%	9/27/10	11/1/93

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	0.76%
Class C Shares	1.59%
Class P Shares	0.63%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 2.68% (1-year); 3.58% (5-year); 3.51% (10-year)
Class C Shares: 3.18% (1-year); 3.22% (5-year); 2.93% (10-year)
Class P Shares****: 5.16% (1-year); 4.13% (5-year); 3.76% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund’s performance between 2002 and 2005 benefited from agreements to limit the Fund’s expenses.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

****	Class P Shares do not have a sales charge.

SmallCap Blend Fund

Portfolio Managers:

Phil Nordhus, CFA
Brian W. Pattinson, CFA
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the energy, consumer discretionary and information technology sectors contributed positively. Within the energy sector, GeoResources benefited results; shares of this oil and gas exploration and production company advanced on news that it would be acquired by a competitor. In the consumer discretionary sector, Conn's (home appliance and furniture retailer operating in Texas, Louisiana and Oklahoma) was up throughout the period on solid operating results amid economic resiliency in the firm's geographic markets. In the information technology sector, Kenexa contributed the most to performance; its shares were up sharply on news that this developer of human resources software was being acquired by a larger technology company. Stock selection in the materials, health care and telecommunications sectors detracted most. In the materials sector, the portfolio's holdings were focused on companies that sell globally into economically-sensitive markets and, therefore, were especially weak amid deterioration in global economic indicators. Weakness in the health care sector came from the portfolio's holdings in managed care companies that provide coverage to Medicaid recipients, which were down sharply on news that claim costs were running much higher than expected in several markets. In the telecommunications sector, Consolidated Communications Holdings significantly lagged its peers on concerns that this rural telecommunications provider would have to cut its dividend in response to rising interest expense.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	12.65%	-1.17%	7.73%	6/28/05	12/6/00
	Including Sales Charge	6.46%	-2.27%	7.12%
Class B Shares	Excluding Sales Charge	11.62%	-2.18%	6.77%	6/28/05	12/6/00
	Including Sales Charge	6.62%	-2.54%	6.77%
Class C Shares	Excluding Sales Charge	11.87%	-1.84%	6.94%	1/16/07	12/6/00
	Including Sales Charge	10.87%	-1.84%	6.94%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.42%	1.37%
Class B Shares	2.74%	2.31%
Class C Shares	2.95%	2.10%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 26.40% (1-year); -1.41% (5-year); 7.46% (10-year)
Class B Shares: 27.52% (1-year); -1.66% (5-year); 7.11% (10-year)
Class C Shares: 31.87% (1-year); -0.97% (5-year); 7.29% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Tax-Exempt Bond Fund

Portfolio Managers:

Douglas J. Gaylor
Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Lower-rated bonds with higher coupons continued to compress and added to performance for the period. Discount bonds with longer maturities also enhanced performance. Additionally, inverse floaters (bonds having adjustable interest rates that rise or fall in the opposite direction of general market interest rates) benefited portfolio performance. Some lower-rated credits continued to detract from performance. Bonds with shorter calls also underperformed. Shorter maturities detracted from performance as well.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/13. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	11.27%	5.31%	4.64%
	Including Sales Charge	7.05%	4.51%	4.24%
Class B Shares	Excluding Sales Charge	10.22%	4.56%	4.09%
	Including Sales Charge	5.22%	4.22%	4.09%
Class C Shares	Excluding Sales Charge	10.19%	4.44%	3.82%
	Including Sales Charge	9.19%	4.44%	3.82%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	2.17%	1.64%
Class C Shares	1.90%	1.64%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 5.95% (1-year); 4.47% (5-year); 3.96% (10-year)
Class B Shares: 4.20% (1-year); 4.21% (5-year); 3.81% (10-year)
Class C Shares: 8.32% (1-year); 4.42% (5-year); 3.55% (10-year)

See glossary on page 44 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays California Municipal Bond Index:

A market capitalization - weighted index of California Investment-grade bonds with maturities of one year or more.

Barclays Credit 1–3 Years Index:

Composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements.

Barclays Investment Grade CMBS Index:

The index measures the performance of investment-grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages.

Barclays Municipal Bond Index:

A total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.

Barclays U.S. Agency Fixed Rate MBS Index:

Covers the fixed-rate mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mae (FHLMC).

Barclays U.S. Corporate High Yield 2% Issuer Capped Index

An unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Barclays U.S. Tier I Capital Securities Index:

Tracks the market for deeply subordinated fixed income Securities that qualify for treatment as regulatory capital by regulators or receive quasi-equity credit from ratings Agencies. The index is comprised of Tier 1 securities from both banks and non-bank entities (insurance companies seeking regulatory capital treatment, corporate seeking equity treatment).

Barclays U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index: An index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

BofA Merrill Lynch Fixed Rate Preferred Securities Index:

Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market.

FTSE EPRA/NAREIT Developed Index:

Designed to represent general trends in eligible real estate equities worldwide.

Global Diversified Income Custom Index

Composed of 38% Barclays U.S. Corporate High Yield 2% Issuer Capped Index, 20% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% Barclays U.S. Tier I Capital Securities Index, 14% JP Morgan EMBI Global Diversified Index, 7% blend of 65% S&P 500 Utilities Index, 25% S&P 500 Telecom Services Index and 10% S&P 500 Energy Index, 6% Tortoise Midstream MLP Index, 5% FTSE EPRA/NAREIT Developed Index, 5% Barclays Investment Grade CMBS Index and 5% MSCI All Country World Value Index.

JP Morgan EMBI Global Diversified Index:

The index is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities.

Morgan Stanley Capital International (MSCI) All Country World Value Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets

Glossary

Morgan Stanley Capital International (MSCI) EAFE NDTR D Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets NDTR D Index: Measures the stock returns of companies in 27 developing countries.

Morgan Stanley Capital International (MSCI) U.S. REIT Index:

A total-return index comprised of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Index:

Measures the performance of the 1,000 largest stocks in the Russell 3000® Index.

Russell 2000® Index:

Measures the performance of the 2,000 smallest stocks in the Russell 3000® Index.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Index:

Measures the performance of the 800 smallest stocks in the Russell 1000® Index.

S&P 500 Energy Index:

The index comprises those companies included in the S&P 500 that are classified as members of the energy sector.

S&P 500 Index:

A broad-based index intended to represent the U.S. equity market.

S&P 500 Telecom Index:

The index comprises those companies included in the S&P 500 that are classified as members of the telecommunication services sector.

S&P 500 Utilities Index:

The index comprises those companies included in the S&P 500 that are classified as members of the utilities sector.

Tortoise Midstream MLP Index

A float-adjusted, capitalization weighted index of energy master limited partnerships comprised of the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines, and Refined Products Pipelines.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Bond & Mortgage		California		Diversified
Amounts in thousands, except per share amounts	Securities Fund		Municipal Fund		International Fund
Investment in securities--at cost	$2,492,906		$215,756		$3,151,420
Foreign currency--at cost	$469		$ –		$9,753
Assets
Investment in securities--at value	$2,579,064		$233,703		$3,467,321
Foreign currency--at value	466		–		9,751
Cash	5,827		159		–
Receivables:
Dividends and interest	14,265		2,807		10,388
Expense reimbursement from Manager	18		1		6
Expense reimbursement from Distributor	34		–		31
Foreign currency contracts	47		–		–
Fund shares sold	6,630		727		3,811
Investment securities sold	44,509		–		6,546
Swap premiums paid	2,637		–		–
Unrealized gain on OTC swap agreements	65		–		–
Other assets	8		–		5
Total Assets	2,653,570		237,397		3,497,859
Liabilities
Accrued management and investment advisory fees	1,023		85		2,500
Accrued administrative service fees	10		–		9
Accrued distribution fees	134		55		156
Accrued service fees	37		–		42
Accrued transfer agent fees	180		19		364
Accrued directors' expenses	2		–		2
Accrued other expenses	50		10		301
Cash overdraft	–		–		4,483
Payables:
Dividends payable	5,827		713		–
Foreign currency contracts	21		–		–
Fund shares redeemed	2,419		615		3,016
Interest expense and fees payable	–		21		–
Investment securities purchased	293,688		–		19,508
Unrealized loss on OTC swap agreements	2,120		–		–
Floating rate notes issued	–		11,576		–
Total Liabilities	305,511		13,094		30,381
Net Assets Applicable to Outstanding Shares	$2,348,059		$224,303		$3,467,478
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,420,757		$248,707		$3,920,999
Accumulated undistributed (overdistributed) net investment income (loss)	1,743		694		53,569
Accumulated undistributed (overdistributed) net realized gain (loss)	(158,568)		(43,045)		(822,813)
Net unrealized appreciation (depreciation) of investments	84,103		17,947		315,901
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	24		–		(178)
Total Net Assets	$2,348,059		$224,303		$3,467,478
Capital Stock (par value: $.01 a share):
Shares authorized	1,060,000		400,000		1,525,000
Net Asset Value Per Share:
Class A: Net Assets	$127,605		$212,099		$235,602
Shares Issued and Outstanding	11,503		20,296		23,854
Net Asset Value per share	$11.09		$10.45		$9.88
Maximum Offering Price	$11.52		$10.86		$10.46
Class B: Net Assets	$3,741		$1,718		$6,827
Shares Issued and Outstanding	336		164		694
Net Asset Value per share	$11.12	(a)	$10.45	(a)	$9.84	(a)
Class C: Net Assets	$8,861		$10,486		$9,787
Shares Issued and Outstanding	799		1,002		993
Net Asset Value per share	$11.09	(a)	$10.47	(a)	$9.86	(a)
Class J: Net Assets	$201,223		N/A		$183,831
Shares Issued and Outstanding	18,034				18,807
Net Asset Value per share	$11.16	(a)			$9.77	(a)
Class P: Net Assets	N/A		N/A		$862
Shares Issued and Outstanding					88
Net Asset Value per share					$9.85
Institutional: Net Assets	$1,828,579		N/A		$2,833,609
Shares Issued and Outstanding	164,919				287,163
Net Asset Value per share	$11.09				$9.87
R-1: Net Assets	$11,645		N/A		$7,944
Shares Issued and Outstanding	1,050				811
Net Asset Value per share	$11.09				$9.80
R-2: Net Assets	$19,392		N/A		$13,572
Shares Issued and Outstanding	1,764				1,389
Net Asset Value per share	$10.99				$9.77
R-3: Net Assets	$38,896		N/A		$53,185
Shares Issued and Outstanding	3,526				5,412
Net Asset Value per share	$11.03				$9.83
R-4: Net Assets	$37,187		N/A		$41,896
Shares Issued and Outstanding	3,315				4,201
Net Asset Value per share	$11.22				$9.97
R-5: Net Assets	$70,930		N/A		$80,363
Shares Issued and Outstanding	6,424				8,070
Net Asset Value per share	$11.04				$9.96

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Equity		Global Diversified		Global Real Estate
Amounts in thousands, except per share amounts	Income Fund		Income Fund		Securities Fund
Investment in securities--at cost	$3,442,413		$5,048,237		$1,008,152
Foreign currency--at cost	$–		$298		$815
Assets
Investment in securities--at value	$4,239,206		$5,289,873		$1,094,982
Foreign currency--at value	–		299		815
Cash	10		214,974		13,401
Deposits with counterparty	–		755		–
Receivables:
Dividends and interest	5,948		66,673		1,279
Foreign currency contracts	–		331		–
Fund shares sold	2,909		66,057		767
Investment securities sold	–		16,088		1,492
Other assets	2		–		–
Total Assets	4,248,075		5,655,050		1,112,736
Liabilities
Accrued management and investment advisory fees	1,842		3,281		837
Accrued administrative service fees	6		–		–
Accrued distribution fees	324		1,679		8
Accrued service fees	41		–		–
Accrued transfer agent fees	446		702		41
Accrued directors' expenses	3		1		1
Accrued other expenses	86		108		38
Payables:
Dividends payable	–		21,184		–
Foreign currency contracts	–		96		–
Fund shares redeemed	6,624		7,927		919
Investment securities purchased	–		184,984		184
Options and swaptions contracts written (premiums received $0, $8,101 and $0)	–		3,141		–
Unrealized loss on unfunded loan commitments	–		6		–
Total Liabilities	9,372		223,109		2,028
Net Assets Applicable to Outstanding Shares	$4,238,703		$5,431,941		$1,110,708
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$4,038,558		$5,113,388		$1,004,944
Accumulated undistributed (overdistributed) net investment income (loss)	16,693		25,163		3,868
Accumulated undistributed (overdistributed) net realized gain (loss)	(613,341)		46,540		15,079
Net unrealized appreciation (depreciation) of investments	796,793		246,596		86,830
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		254		(13)
Total Net Assets	$4,238,703		$5,431,941		$1,110,708
Capital Stock (par value: $.01 a share):
Shares authorized	1,700,000		1,650,000		700,000
Net Asset Value Per Share:
Class A: Net Assets	$709,464		$2,019,170		$20,896
Shares Issued and Outstanding	36,446		142,757		2,670
Net Asset Value per share	$19.47		$14.14		$7.83
Maximum Offering Price	$20.60		$14.69		$8.29
Class B: Net Assets	$68,755		N/A		N/A
Shares Issued and Outstanding	3,562
Net Asset Value per share	$19.30	(a)
Class C: Net Assets	$112,082		$1,535,844		$5,021
Shares Issued and Outstanding	5,878		109,042		655
Net Asset Value per share	$19.07	(a)	$14.08	(a)	$7.67	(a)
Class P: Net Assets	$50,045		$1,125,168		$6,970
Shares Issued and Outstanding	2,570		79,870		846
Net Asset Value per share	$19.47		$14.09		$8.24
Institutional: Net Assets	$3,105,517		$751,759		$1,077,821
Shares Issued and Outstanding	159,369		53,322		130,715
Net Asset Value per share	$19.49		$14.10		$8.25
R-1: Net Assets	$2,790		N/A		N/A
Shares Issued and Outstanding	144
Net Asset Value per share	$19.40
R-2: Net Assets	$7,317		N/A		N/A
Shares Issued and Outstanding	376
Net Asset Value per share	$19.46
R-3: Net Assets	$44,323		N/A		N/A
Shares Issued and Outstanding	2,283
Net Asset Value per share	$19.41
R-4: Net Assets	$31,695		N/A		N/A
Shares Issued and Outstanding	1,630
Net Asset Value per share	$19.45
R-5: Net Assets	$106,715		N/A		N/A
Shares Issued and Outstanding	5,481
Net Asset Value per share	$19.47

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Government &
	High Quality
Amounts in thousands, except per share amounts	Bond Fund		High Yield Fund		Income Fund
Investment in securities--at cost	$1,865,269		$3,850,029		$2,161,340
Assets
Investment in securities--at value	$1,936,276		$3,928,525		$2,343,682
Cash	6,826		17,572		10
Receivables:
Dividends and interest	7,594		65,094		23,589
Expense reimbursement from Manager	12		106		1
Expense reimbursement from Distributor	69		–		15
Fund shares sold	10,085		29,967		13,299
Investment securities sold	–		3,414		–
Other assets	19		–		–
Total Assets	1,960,881		4,044,678		2,380,596
Liabilities
Accrued management and investment advisory fees	807		1,624		970
Accrued administrative service fees	4		–		2
Accrued distribution fees	279		929		194
Accrued service fees	14		–		9
Accrued transfer agent fees	245		1,125		166
Accrued directors' expenses	2		3		2
Accrued other expenses	54		123		30
Payables:
Dividends payable	4,988		23,245		9,746
Fund shares redeemed	1,704		10,818		1,717
Investment securities purchased	31,055		233,165		17,823
Total Liabilities	39,152		271,032		30,659
Net Assets Applicable to Outstanding Shares	$1,921,729		$3,773,646		$2,349,937
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,920,390		$3,663,231		$2,231,514
Accumulated undistributed (overdistributed) net investment income (loss)	(2,613)		182		(8,837)
Accumulated undistributed (overdistributed) net realized gain (loss)	(67,055)		31,726		(55,082)
Net unrealized appreciation (depreciation) of investments	71,007		78,496		182,342
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		11		–
Total Net Assets	$1,921,729		$3,773,646		$2,349,937
Capital Stock (par value: $.01 a share):
Shares authorized	1,175,000		1,600,000		1,100,000
Net Asset Value Per Share:
Class A: Net Assets	$513,204		$1,829,010		$338,977
Shares Issued and Outstanding	45,135		233,344		33,980
Net Asset Value per share	$11.37		$7.84		$9.98
Maximum Offering Price	$11.63		$8.15		$10.21
Class B: Net Assets	$10,728		$42,195		$14,939
Shares Issued and Outstanding	944		5,354		1,492
Net Asset Value per share	$11.36	(a)	$7.88	(a)	$10.01	(a)
Class C: Net Assets	$113,801		$596,620		$86,409
Shares Issued and Outstanding	10,019		75,523		8,619
Net Asset Value per share	$11.36	(a)	$7.90	(a)	$10.03	(a)
Class J: Net Assets	$156,522		N/A		$90,263
Shares Issued and Outstanding	13,749				9,030
Net Asset Value per share	$11.38	(a)			$10.00	(a)
Class P: Net Assets	$17,803		$583,929		$15,196
Shares Issued and Outstanding	1,563		74,457		1,520
Net Asset Value per share	$11.39		$7.84		$10.00
Institutional: Net Assets	$1,044,466		$721,892		$1,763,464
Shares Issued and Outstanding	91,828		92,522		176,351
Net Asset Value per share	$11.37		$7.80		$10.00
R-1: Net Assets	$3,722		N/A		$1,084
Shares Issued and Outstanding	327				108
Net Asset Value per share	$11.38				$10.00
R-2: Net Assets	$6,464		N/A		$1,157
Shares Issued and Outstanding	568				116
Net Asset Value per share	$11.38				$10.01
R-3: Net Assets	$21,930		N/A		$16,508
Shares Issued and Outstanding	1,927				1,649
Net Asset Value per share	$11.38				$10.01
R-4: Net Assets	$11,093		N/A		$8,155
Shares Issued and Outstanding	975				815
Net Asset Value per share	$11.38				$10.01
R-5: Net Assets	$21,996		N/A		$13,785
Shares Issued and Outstanding	1,932				1,379
Net Asset Value per share	$11.39				$10.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

			International
	Inflation		Emerging		LargeCap
Amounts in thousands, except per share amounts	Protection Fund		Markets Fund		Growth Fund
Investment in securities--at cost	$753,758		$1,513,099		$1,903,339
Foreign currency--at cost	$–		$5,731		$–
Assets
Investment in securities--at value	$792,925		$1,617,140		$2,400,417
Foreign currency--at value	–		5,748		–
Cash	14,598		1,846		10
Receivables:
Dividends and interest	2,213		1,066		2,318
Expense reimbursement from Manager	3		2		1
Expense reimbursement from Distributor	3		28		8
Foreign currency contracts	25		–		–
Fund shares sold	952		3,005		1,062
Investment securities sold	–		3,175		–
Unrealized gain on OTC swap agreements	508		–		–
Variation margin on futures contracts	230		–		–
Other assets	–		–		12
Total Assets	811,457		1,632,010		2,403,828
Liabilities
Accrued management and investment advisory fees	266		1,622		1,318
Accrued administrative service fees	1		6		7
Accrued distribution fees	22		117		110
Accrued service fees	3		24		40
Accrued transfer agent fees	43		231		373
Accrued directors' expenses	1		1		2
Accrued other expenses	11		271		69
Payables:
Fund shares redeemed	804		2,078		2,025
Investment securities purchased	–		1,931		–
Unrealized loss on OTC swap agreements	583		–		–
Variation margin on futures contracts	756		–		–
Total Liabilities	2,490		6,281		3,944
Net Assets Applicable to Outstanding Shares	$808,967		$1,625,729		$2,399,884
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$768,565		$1,618,810		$1,999,115
Accumulated undistributed (overdistributed) net investment income (loss)	1,752		17,267		5,356
Accumulated undistributed (overdistributed) net realized gain (loss)	(518)		(114,413)		(101,665)
Net unrealized appreciation (depreciation) of investments	39,135		104,041		497,078
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	33		24		–
Total Net Assets	$808,967		$1,625,729		$2,399,884
Capital Stock (par value: $.01 a share):
Shares authorized	800,000		900,000		1,335,000
Net Asset Value Per Share:
Class A: Net Assets	$29,440		$109,294		$294,477
Shares Issued and Outstanding	3,158		4,458		33,919
Net Asset Value per share	$9.32		$24.52		$8.68
Maximum Offering Price	$9.68		$25.95		$9.19
Class B: Net Assets	N/A		$7,108		$8,495
Shares Issued and Outstanding			306		1,049
Net Asset Value per share			$23.22	(a)	$8.10	(a)
Class C: Net Assets	$9,304		$12,148		$10,657
Shares Issued and Outstanding	1,016		513		1,284
Net Asset Value per share	$9.16	(a)	$23.69	(a)	$8.30	(a)
Class J: Net Assets	$15,135		$164,299		$45,831
Shares Issued and Outstanding	1,654		6,936		5,513
Net Asset Value per share	$9.15	(a)	$23.69	(a)	$8.31	(a)
Class P: Net Assets	N/A		$2,310		$1,482
Shares Issued and Outstanding			95		166
Net Asset Value per share			$24.37		$8.90
Institutional: Net Assets	$740,023		$1,219,393		$1,852,751
Shares Issued and Outstanding	79,642		49,944		207,402
Net Asset Value per share	$9.29		$24.42		$8.93
R-1: Net Assets	$1,821		$5,362		$8,500
Shares Issued and Outstanding	200		222		1,001
Net Asset Value per share	$9.09		$24.20		$8.49
R-2: Net Assets	$1,263		$9,010		$8,616
Shares Issued and Outstanding	139		375		1,005
Net Asset Value per share	$9.11		$24.03		$8.57
R-3: Net Assets	$5,447		$37,931		$25,611
Shares Issued and Outstanding	595		1,570		2,808
Net Asset Value per share	$9.16		$24.15		$9.12
R-4: Net Assets	$1,995		$21,453		$13,612
Shares Issued and Outstanding	217		881		1,503
Net Asset Value per share	$9.20		$24.35		$9.06
R-5: Net Assets	$4,539		$37,421		$129,852
Shares Issued and Outstanding	491		1,532		14,455
Net Asset Value per share	$9.24		$24.43		$8.98

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	LargeCap S&P 500		LargeCap		MidCap
Amounts in thousands, except per share amounts	Index Fund		Value Fund		Blend Fund
Investment in securities--at cost	$2,273,874		$1,621,494		$3,110,325
Assets
Investment in securities--at value	$2,816,630		$1,848,689		$3,657,563
Cash	10		10		27
Receivables:
Dividends and interest	3,237		3,537		4,410
Expense reimbursement from Manager	2		3		–
Expense reimbursement from Distributor	60		9		37
Fund shares sold	1,273		382		15,049
Other assets	3		28		5
Total Assets	2,821,215		1,852,658		3,677,091
Liabilities
Accrued management and investment advisory fees	364		674		1,863
Accrued administrative service fees	26		1		13
Accrued distribution fees	227		61		473
Accrued service fees	131		3		58
Accrued transfer agent fees	280		190		647
Accrued directors' expenses	2		1		1
Accrued other expenses	76		33		112
Payables:
Fund shares redeemed	3,533		1,945		3,316
Variation margin on futures contracts	44		15		–
Total Liabilities	4,683		2,923		6,483
Net Assets Applicable to Outstanding Shares	$2,816,532		$1,849,735		$3,670,608
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,479,412		$1,655,666		$3,062,051
Accumulated undistributed (overdistributed) net investment income (loss)	36,448		24,851		8,920
Accumulated undistributed (overdistributed) net realized gain (loss)	(239,818)		(57,104)		52,399
Net unrealized appreciation (depreciation) of investments	540,490		226,322		547,238
Total Net Assets	$2,816,532		$1,849,735		$3,670,608
Capital Stock (par value: $.01 a share):
Shares authorized	950,000		900,000		1,675,000
Net Asset Value Per Share:
Class A: Net Assets	$164,163		$167,425		$1,121,880
Shares Issued and Outstanding	16,400		15,375		72,565
Net Asset Value per share	$10.01		$10.89		$15.46
Maximum Offering Price	$10.16		$11.52		$16.36
Class B: Net Assets	N/A		$2,403		$19,533
Shares Issued and Outstanding			223		1,310
Net Asset Value per share			$10.79	(a)	$14.91	(a)
Class C: Net Assets	$9,111		$2,130		$127,165
Shares Issued and Outstanding	921		198		8,602
Net Asset Value per share	$9.89	(a)	$10.74	(a)	$14.78	(a)
Class J: Net Assets	$349,801		$51,317		$222,928
Shares Issued and Outstanding	35,244		4,776		14,916
Net Asset Value per share	$9.93	(a)	$10.74	(a)	$14.95	(a)
Class P: Net Assets	N/A		N/A		$515,469
Shares Issued and Outstanding					32,977
Net Asset Value per share					$15.63
Institutional: Net Assets	$1,687,068		$1,612,943		$1,389,161
Shares Issued and Outstanding	168,287		148,003		88,625
Net Asset Value per share	$10.02		$10.90		$15.67
R-1: Net Assets	$16,940		$1,115		$7,778
Shares Issued and Outstanding	1,701		103		521
Net Asset Value per share	$9.96		$10.80		$14.92
R-2: Net Assets	$37,824		$2,032		$21,181
Shares Issued and Outstanding	3,774		187		1,412
Net Asset Value per share	$10.02		$10.84		$15.00
R-3: Net Assets	$170,210		$2,753		$77,423
Shares Issued and Outstanding	16,992		254		5,055
Net Asset Value per share	$10.02		$10.83		$15.32
R-4: Net Assets	$120,923		$2,117		$90,257
Shares Issued and Outstanding	12,031		196		5,763
Net Asset Value per share	$10.05		$10.81		$15.66
R-5: Net Assets	$260,492		$5,500		$77,833
Shares Issued and Outstanding	25,720		504		5,006
Net Asset Value per share	$10.13		$10.91		$15.55

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Money		Principal Capital		Real Estate
Amounts in thousands, except per share amounts	Market Fund		Appreciation Fund		Securities Fund
Investment in securities--at cost	$1,128,834		$1,225,090		$1,058,330
Assets
Investment in securities--at value	$1,128,834		$1,765,656		$1,469,306
Cash	212		10		10
Receivables:
Dividends and interest	101		1,601		394
Expense reimbursement from Manager	327		3		2
Expense reimbursement from Distributor	17		–		24
Fund shares sold	4,345		351		3,476
Other assets	26		5		–
Total Assets	1,133,862		1,767,626		1,473,212
Liabilities
Accrued management and investment advisory fees	377		727		1,041
Accrued administrative service fees	–		2		10
Accrued distribution fees	85		186		133
Accrued service fees	–		8		47
Accrued transfer agent fees	386		389		224
Accrued directors' expenses	2		2		1
Accrued other expenses	57		96		59
Payables:
Fund shares redeemed	9,174		3,081		3,114
Total Liabilities	10,081		4,491		4,629
Net Assets Applicable to Outstanding Shares	$1,123,781		$1,763,135		$1,468,583
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,165,391		$1,233,764		$1,108,001
Accumulated undistributed (overdistributed) net investment income (loss)	–		16,402		4,733
Accumulated undistributed (overdistributed) net realized gain (loss)	(41,610)		(27,597)		(55,127)
Net unrealized appreciation (depreciation) of investments	–		540,566		410,976
Total Net Assets	$1,123,781		$1,763,135		$1,468,583
Capital Stock (par value: $.01 a share):
Shares authorized	8,400,000		1,000,000		950,000
Net Asset Value Per Share:
Class A: Net Assets	$458,037		$591,255		$157,471
Shares Issued and Outstanding	458,098		14,171		8,060
Net Asset Value per share	$1.00		$41.72		$19.54
Maximum Offering Price	$1.00		$44.15		$20.68
Class B: Net Assets	$12,264		$38,701		$5,862
Shares Issued and Outstanding	12,266		1,103		304
Net Asset Value per share	$1.00	(a)	$35.08	(a)	$19.31	(a)
Class C: Net Assets	$17,320		$24,958		$21,622
Shares Issued and Outstanding	17,323		709		1,119
Net Asset Value per share	$1.00	(a)	$35.19	(a)	$19.33	(a)
Class J: Net Assets	$282,576		N/A		$143,101
Shares Issued and Outstanding	282,614				7,478
Net Asset Value per share	$1.00	(a)			$19.14	(a)
Class P: Net Assets	N/A		$14,471		$22,975
Shares Issued and Outstanding			343		1,176
Net Asset Value per share			$42.23		$19.53
Institutional: Net Assets	$353,584		$1,053,972		$897,798
Shares Issued and Outstanding	353,631		24,893		45,936
Net Asset Value per share	$1.00		$42.34		$19.54
R-1: Net Assets	N/A		$1,789		$7,692
Shares Issued and Outstanding			43		397
Net Asset Value per share			$41.64		$19.36
R-2: Net Assets	N/A		$1,800		$15,354
Shares Issued and Outstanding			43		813
Net Asset Value per share			$41.78		$18.87
R-3: Net Assets	N/A		$9,790		$48,924
Shares Issued and Outstanding			234		2,548
Net Asset Value per share			$41.85		$19.20
R-4: Net Assets	N/A		$9,840		$40,509
Shares Issued and Outstanding			234		2,126
Net Asset Value per share			$42.05		$19.05
R-5: Net Assets	N/A		$16,559		$107,275
Shares Issued and Outstanding			393		5,622
Net Asset Value per share			$42.15		$19.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Short-Term		SmallCap		Tax-Exempt
Amounts in thousands, except per share amounts	Income Fund		Blend Fund		Bond Fund
Investment in securities--at cost	$1,472,741		$324,500		$247,700
Assets
Investment in securities--at value	$1,508,626		$359,490		$273,571
Cash	100		10		–
Deposits with counterparty	–		140		–
Receivables:
Dividends and interest	11,086		171		3,815
Expense reimbursement from Manager	–		19		2
Expense reimbursement from Distributor	18		25		–
Fund shares sold	11,337		98		1,947
Investment securities sold	1		–		–
Variation margin on futures contracts	–		15		–
Other assets	–		1		9
Total Assets	1,531,168		359,969		279,344
Liabilities
Accrued management and investment advisory fees	540		231		101
Accrued administrative service fees	1		1		–
Accrued distribution fees	172		99		65
Accrued service fees	3		5		–
Accrued transfer agent fees	208		267		30
Accrued directors' expenses	2		–		–
Accrued other expenses	35		49		13
Cash overdraft	–		–		29
Payables:
Dividends payable	1,873		–		812
Fund shares redeemed	2,324		828		217
Interest expense and fees payable	–		–		13
Investment securities purchased	–		–		2,093
Variation margin on futures contracts	180		–		–
Floating rate notes issued	–		–		10,746
Total Liabilities	5,338		1,480		14,119
Net Assets Applicable to Outstanding Shares	$1,525,830		$358,489		$265,225
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,524,358		$363,019		$256,833
Accumulated undistributed (overdistributed) net investment income (loss)	1,229		560		737
Accumulated undistributed (overdistributed) net realized gain (loss)	(35,470)		(39,964)		(18,216)
Net unrealized appreciation (depreciation) of investments	35,713		34,874		25,871
Total Net Assets	$1,525,830		$358,489		$265,225
Capital Stock (par value: $.01 a share):
Shares authorized	820,000		625,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$359,554		$130,282		$252,046
Shares Issued and Outstanding	29,276		8,407		33,228
Net Asset Value per share	$12.28		$15.50		$7.59
Maximum Offering Price	$12.56		$16.40		$7.89
Class B: Net Assets	N/A		$4,378		$2,052
Shares Issued and Outstanding			304		271
Net Asset Value per share			$14.41	(a)	$7.58	(a)
Class C: Net Assets	$99,524		$7,790		$11,127
Shares Issued and Outstanding	8,097		523		1,464
Net Asset Value per share	$12.29	(a)	$14.89	(a)	$7.60	(a)
Class J: Net Assets	$107,444		$148,772		N/A
Shares Issued and Outstanding	8,751		9,935
Net Asset Value per share	$12.28	(a)	$14.97	(a)
Class P: Net Assets	$41,798		N/A		N/A
Shares Issued and Outstanding	3,404
Net Asset Value per share	$12.28
Institutional: Net Assets	$897,254		$45,620		N/A
Shares Issued and Outstanding	73,086		2,827
Net Asset Value per share	$12.28		$16.14
R-1: Net Assets	$2,247		$2,001		N/A
Shares Issued and Outstanding	183		132
Net Asset Value per share	$12.28		$15.16
R-2: Net Assets	$1,194		$2,852		N/A
Shares Issued and Outstanding	97		187
Net Asset Value per share	$12.28		$15.21
R-3: Net Assets	$10,336		$4,907		N/A
Shares Issued and Outstanding	842		316
Net Asset Value per share	$12.28		$15.54
R-4: Net Assets	$3,106		$2,944		N/A
Shares Issued and Outstanding	253		185
Net Asset Value per share	$12.28		$15.87
R-5: Net Assets	$3,373		$8,943		N/A
Shares Issued and Outstanding	275		556
Net Asset Value per share	$12.28		$16.08

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Bond & Mortgage	California	Diversified
Amounts in thousands	Securities Fund	Municipal Fund	International Fund
Net Investment Income (Loss)
Income:
Dividends	$40	$ –	$105,200
Withholding tax	–	–	(10,067)
Interest	75,968	11,318	79
Total Income	76,008	11,318	95,212
Expenses:
Management and investment advisory fees	11,075	1,004	25,949
Distribution fees - Class A	326	527	589
Distribution fees - Class B	51	22	89
Distribution fees - Class C	79	103	100
Distribution fees - Class J	903	N/A	834
Distribution fees - R-1	39	N/A	30
Distribution fees - R-2	60	N/A	43
Distribution fees - R-3	102	N/A	143
Distribution fees - R-4	35	N/A	42
Administrative service fees - R-1	31	N/A	23
Administrative service fees - R-2	40	N/A	29
Administrative service fees - R-3	29	N/A	40
Administrative service fees - R-4	11	N/A	13
Administrative service fees - R-5	6	N/A	7
Registration fees - Class A	15	11	17
Registration fees - Class B	13	13	13
Registration fees - Class C	15	13	16
Registration fees - Class J	15	N/A	20
Registration fees - Class P	N/A	N/A	14
Registration fees - Institutional	18	N/A	167
Service fees - R-1	28	N/A	21
Service fees - R-2	50	N/A	36
Service fees - R-3	102	N/A	143
Service fees - R-4	88	N/A	105
Service fees - R-5	160	N/A	191
Shareholder meeting expense - Class A	16	10	43
Shareholder meeting expense - Class B	2	–	5
Shareholder meeting expense - Class C	1	1	2
Shareholder meeting expense - Class J	27	N/A	29
Shareholder meeting expense - Institutional	3	N/A	12
Shareholder reports - Class A	24	6	66
Shareholder reports - Class B	3	–	7
Shareholder reports - Class C	1	–	3
Shareholder reports - Class J	86	N/A	83
Shareholder reports - Institutional	–	N/A	20
Transfer agent fees - Class A	288	79	725
Transfer agent fees - Class B	30	6	74
Transfer agent fees - Class C	21	10	38
Transfer agent fees - Class J	326	N/A	351
Transfer agent fees - Class P	N/A	N/A	4
Transfer agent fees - Institutional	1	N/A	88
Custodian fees	32	1	409
Directors' expenses	37	8	44
Interest expense and fees	–	99	–
Professional fees	20	18	123
Other expenses	24	4	31
Total Gross Expenses	14,233	1,935	30,831
Less: Reimbursement from Manager - Class A	129	–	–
Less: Reimbursement from Manager - Class B	43	12	46
Less: Reimbursement from Manager - Class C	20	–	39
Less: Reimbursement from Manager - Class J	40	N/A	–
Less: Reimbursement from Manager - Class P	N/A	N/A	17
Less: Reimbursement from Manager - Institutional	23	N/A	–
Less: Reimbursement from Distributor - Class J	384	N/A	355
Total Net Expenses	13,594	1,923	30,374
Net Investment Income (Loss)	62,414	9,395	64,838

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	38,961	934	(57,398)
Foreign currency transactions	130	–	(1,079)
Swap agreements	(6,141)	–	–
Change in unrealized appreciation/depreciation of:
Investments	66,946	14,922	202,871
Swap agreements	(1,507)	–	–
Translation of assets and liabilities in foreign currencies	(7)	–	(144)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	98,382	15,856	144,250
Net Increase (Decrease) in Net Assets Resulting from Operations	$160,796	$25,251	$209,088

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$144,924	$64,601	$21,210
Withholding tax	(3,641)	(1,109)	(1,006)
Interest	122	194,941	–
Total Income	141,405	258,433	20,204
Expenses:
Management and investment advisory fees	19,962	28,468	6,316
Distribution fees - Class A	1,671	3,518	38
Distribution fees - Class B	793	N/A	N/A
Distribution fees - Class C	1,067	10,484	34
Distribution fees - R-1	10	N/A	N/A
Distribution fees - R-2	16	N/A	N/A
Distribution fees - R-3	86	N/A	N/A
Distribution fees - R-4	21	N/A	N/A
Administrative service fees - R-1	8	N/A	N/A
Administrative service fees - R-2	10	N/A	N/A
Administrative service fees - R-3	24	N/A	N/A
Administrative service fees - R-4	6	N/A	N/A
Administrative service fees - R-5	6	N/A	N/A
Registration fees - Class A	15	164	16
Registration fees - Class B	11	N/A	N/A
Registration fees - Class C	15	106	15
Registration fees - Class P	20	83	15
Registration fees - Institutional	130	66	50
Service fees - R-1	7	N/A	N/A
Service fees - R-2	13	N/A	N/A
Service fees - R-3	86	N/A	N/A
Service fees - R-4	54	N/A	N/A
Service fees - R-5	141	N/A	N/A
Shareholder meeting expense - Class A	72	127	2
Shareholder meeting expense - Class B	19	N/A	N/A
Shareholder meeting expense - Class C	12	99	1
Shareholder meeting expense - Class P	2	56	1
Shareholder meeting expense - Institutional	7	20	9
Shareholder reports - Class A	100	139	4
Shareholder reports - Class B	23	N/A	N/A
Shareholder reports - Class C	17	94	1
Shareholder reports - Class P	9	142	10
Shareholder reports - Institutional	5	47	21
Transfer agent fees - Class A	1,137	1,240	40
Transfer agent fees - Class B	232	N/A	N/A
Transfer agent fees - Class C	153	1,128	15
Transfer agent fees - Class P	43	775	6
Transfer agent fees - Institutional	64	150	109
Custodian fees	27	94	43
Directors' expenses	76	90	14
Professional fees	19	45	20
Other expenses	48	247	3
Total Gross Expenses	26,237	47,382	6,783
Less: Reimbursement from Manager - Class A	–	–	18
Less: Reimbursement from Manager - Class C	–	–	21
Less: Reimbursement from Manager - Class P	–	–	23
Total Net Expenses	26,237	47,382	6,721
Net Investment Income (Loss)	115,168	211,051	13,483

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	46,086	47,035	23,301
Foreign currency transactions	–	835	1,374
Options and swaptions	–	5,239	–
Other investment companies	–	16	–
Change in unrealized appreciation/depreciation of:
Investments	333,703	276,836	93,673
Options and swaptions	–	4,960	–
Translation of assets and liabilities in foreign currencies	–	242	108
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	379,789	335,163	118,456
Net Increase (Decrease) in Net Assets Resulting from Operations	$494,957	$546,214	$131,939

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Government & High
Amounts in thousands	Quality Bond Fund	High Yield Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$2,994	$–
Withholding tax	–	(118)	–
Interest	63,750	276,879	99,358
Total Income	63,750	279,755	99,358
Expenses:
Management and investment advisory fees	9,009	18,370	9,740
Distribution fees - Class A	1,144	4,430	745
Distribution fees - Class B	137	464	168
Distribution fees - Class C	948	5,594	729
Distribution fees - Class J	623	N/A	325
Distribution fees - R-1	13	N/A	2
Distribution fees - R-2	20	N/A	2
Distribution fees - R-3	55	N/A	31
Distribution fees - R-4	11	N/A	4
Administrative service fees - R-1	11	N/A	1
Administrative service fees - R-2	13	N/A	2
Administrative service fees - R-3	15	N/A	9
Administrative service fees - R-4	3	N/A	1
Administrative service fees - R-5	2	N/A	1
Registration fees - Class A	28	54	23
Registration fees - Class B	12	13	12
Registration fees - Class C	18	27	19
Registration fees - Class J	27	N/A	23
Registration fees - Class P	17	82	17
Registration fees - Institutional	20	6	46
Service fees - R-1	9	N/A	1
Service fees - R-2	17	N/A	2
Service fees - R-3	54	N/A	31
Service fees - R-4	27	N/A	11
Service fees - R-5	47	N/A	34
Shareholder meeting expense - Class A	34	269	21
Shareholder meeting expense - Class B	3	10	3
Shareholder meeting expense - Class C	5	78	6
Shareholder meeting expense - Class J	16	N/A	4
Shareholder meeting expense - Class P	1	79	–
Shareholder meeting expense - Institutional	2	39	11
Shareholder reports - Class A	47	193	29
Shareholder reports - Class B	4	8	3
Shareholder reports - Class C	6	58	7
Shareholder reports - Class J	46	N/A	6
Shareholder reports - Class P	2	132	2
Shareholder reports - Institutional	1	68	17
Transfer agent fees - Class A	580	2,141	353
Transfer agent fees - Class B	46	76	36
Transfer agent fees - Class C	88	596	98
Transfer agent fees - Class J	286	N/A	184
Transfer agent fees - Class P	18	815	13
Transfer agent fees - Institutional	3	398	90
Custodian fees	10	14	6
Directors' expenses	35	87	37
Professional fees	27	23	20
Other expenses	21	63	19
Total Gross Expenses	13,561	34,187	12,944
Less: Reimbursement from Manager - Class B	45	–	–
Less: Reimbursement from Manager - Class J	47	N/A	–
Less: Reimbursement from Manager - Class P	6	99	8
Less: Reimbursement from Manager - Institutional	–	195	–
Less: Reimbursement from Manager - R-1	4	N/A	–
Less: Reimbursement from Manager - R-2	6	N/A	–
Less: Reimbursement from Manager - R-3	21	N/A	–
Less: Reimbursement from Manager - R-4	10	N/A	–
Less: Reimbursement from Manager - R-5	18	N/A	–
Less: Reimbursement from Distributor - Class A	458	–	–
Less: Reimbursement from Distributor - Class J	266	N/A	139
Total Net Expenses	12,680	33,893	12,797
Net Investment Income (Loss)	51,070	245,862	86,561

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	15,823	39,906	(7,086)
Foreign currency transactions	–	(8)	35
Swap agreements	–	(778)	–
Change in unrealized appreciation/depreciation of:
Investments	14,960	148,320	102,321
Swap agreements	–	(1,503)	–
Translation of assets and liabilities in foreign currencies	–	35	1
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	30,783	185,972	95,271
Net Increase (Decrease) in Net Assets Resulting from Operations	$81,853	$431,834	$181,832

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

		International
	Inflation	Emerging	LargeCap
Amounts in thousands	Protection Fund	Markets Fund	Growth Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$46,114	$27,271
Withholding tax	–	(4,868)	(97)
Interest	11,258	24	133
Total Income	11,258	41,270	27,307
Expenses:
Management and investment advisory fees	3,081	18,067	14,960
Distribution fees - Class A	72	278	749
Distribution fees - Class B	N/A	87	104
Distribution fees - Class C	76	123	111
Distribution fees - Class J	69	746	204
Distribution fees - R-1	5	20	45
Distribution fees - R-2	4	29	26
Distribution fees - R-3	14	96	75
Distribution fees - R-4	1	23	18
Administrative service fees - R-1	4	16	36
Administrative service fees - R-2	2	20	17
Administrative service fees - R-3	4	27	21
Administrative service fees - R-4	1	7	5
Administrative service fees - R-5	–	3	13
Registration fees - Class A	22	12	11
Registration fees - Class B	N/A	13	13
Registration fees - Class C	14	15	15
Registration fees - Class J	17	16	15
Registration fees - Class P	N/A	14	15
Registration fees - Institutional	32	31	10
Service fees - R-1	4	14	32
Service fees - R-2	3	25	21
Service fees - R-3	14	96	75
Service fees - R-4	3	58	45
Service fees - R-5	9	86	319
Shareholder meeting expense - Class A	3	23	64
Shareholder meeting expense - Class B	N/A	3	4
Shareholder meeting expense - Class C	1	3	2
Shareholder meeting expense - Class J	1	21	7
Shareholder meeting expense - Institutional	1	25	12
Shareholder reports - Class A	4	34	94
Shareholder reports - Class B	N/A	5	6
Shareholder reports - Class C	1	4	3
Shareholder reports - Class J	4	60	19
Shareholder reports - Class P	N/A	1	–
Shareholder reports - Institutional	–	54	50
Transfer agent fees - Class A	56	330	990
Transfer agent fees - Class B	N/A	54	62
Transfer agent fees - Class C	17	45	32
Transfer agent fees - Class J	80	287	96
Transfer agent fees - Class P	N/A	4	3
Transfer agent fees - Institutional	–	159	42
Custodian fees	5	637	5
Directors' expenses	15	28	40
Professional fees	19	50	17
Other expenses	10	28	27
Total Gross Expenses	3,668	21,777	18,530
Less: Reimbursement from Manager - Class A	11	–	–
Less: Reimbursement from Manager - Class B	N/A	27	21
Less: Reimbursement from Manager - Class C	14	–	–
Less: Reimbursement from Manager - Class J	27	–	–
Less: Reimbursement from Manager - Class P	N/A	17	16
Less: Reimbursement from Distributor - Class J	29	318	87
Total Net Expenses	3,587	21,415	18,406
Net Investment Income (Loss)	7,671	19,855	8,901

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	51,862	(32,039)	207,390
Foreign currency transactions	20	(1,974)	–
Futures contracts	(3,159)	–	–
Swap agreements	(525)	–	–
Change in unrealized appreciation/depreciation of:
Investments	851	78,199	38,897
Futures contracts	906	–	–
Swap agreements	(426)	–	–
Translation of assets and liabilities in foreign currencies	51	(22)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	49,580	44,164	246,287
Net Increase (Decrease) in Net Assets Resulting from Operations	$57,251	$64,019	$255,188

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	LargeCap S&P 500	LargeCap
Amounts in thousands	Index Fund	Value Fund	MidCap Blend Fund
Net Investment Income (Loss)
Income:
Dividends	$55,407	$39,281	$38,661
Withholding tax	–	(14)	(335)
Interest	103	38	59
Total Income	55,510	39,305	38,385
Expenses:
Management and investment advisory fees	3,895	7,051	16,227
Distribution fees - Class A	241	407	2,228
Distribution fees - Class B	N/A	32	239
Distribution fees - Class C	82	20	768
Distribution fees - Class J	1,532	214	951
Distribution fees - R-1	60	4	14
Distribution fees - R-2	112	6	46
Distribution fees - R-3	384	7	107
Distribution fees - R-4	122	2	66
Administrative service fees - R-1	48	3	11
Administrative service fees - R-2	74	4	31
Administrative service fees - R-3	107	2	30
Administrative service fees - R-4	37	1	20
Administrative service fees - R-5	24	1	6
Registration fees - Class A	14	10	42
Registration fees - Class B	N/A	13	12
Registration fees - Class C	13	14	21
Registration fees - Class J	15	14	24
Registration fees - Class P	N/A	N/A	35
Registration fees - Institutional	3	50	51
Service fees - R-1	43	3	10
Service fees - R-2	93	5	38
Service fees - R-3	384	7	107
Service fees - R-4	305	5	164
Service fees - R-5	590	13	154
Shareholder meeting expense - Class A	27	26	87
Shareholder meeting expense - Class B	N/A	1	7
Shareholder meeting expense - Class C	1	–	7
Shareholder meeting expense - Class J	36	7	23
Shareholder meeting expense - Class P	N/A	N/A	50
Shareholder meeting expense - Institutional	11	11	10
Shareholder reports - Class A	35	39	126
Shareholder reports - Class B	N/A	2	10
Shareholder reports - Class C	1	–	10
Shareholder reports - Class J	103	20	65
Shareholder reports - Class P	N/A	N/A	113
Shareholder reports - Institutional	20	19	22
Transfer agent fees - Class A	484	431	1,597
Transfer agent fees - Class B	N/A	26	107
Transfer agent fees - Class C	20	12	115
Transfer agent fees - Class J	450	103	349
Transfer agent fees - Class P	N/A	N/A	367
Transfer agent fees - Institutional	99	97	211
Custodian fees	12	7	24
Directors' expenses	50	25	61
Professional fees	17	15	17
Other expenses	57	14	36
Total Gross Expenses	9,601	8,743	24,816
Less: Reimbursement from Manager - Class B	N/A	25	24
Less: Reimbursement from Manager - Class C	23	21	–
Less: Reimbursement from Distributor - Class J	654	92	407
Total Net Expenses	8,924	8,605	24,385
Net Investment Income (Loss)	46,586	30,700	14,000

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	10,935	76,156	62,358
Foreign currency transactions	–	–	2
Futures contracts	15,462	5,560	–
Change in unrealized appreciation/depreciation of:
Investments	279,708	174,605	340,473
Futures contracts	(2,703)	(2,140)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	303,402	254,181	402,833
Net Increase (Decrease) in Net Assets Resulting from Operations	$349,988	$284,881	$416,833

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Money	Principal Capital	Real Estate
Amounts in thousands	Market Fund(a)	Appreciation Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$32,444	$38,148
Withholding tax	–	(206)	–
Interest	3,486	61	25
Total Income	3,486	32,299	38,173
Expenses:
Management and investment advisory fees	4,804	8,319	13,331
Distribution fees - Class A	N/A	1,480	370
Distribution fees - Class B	171	476	75
Distribution fees - Class C	206	243	196
Distribution fees - Class J	741	N/A	630
Distribution fees - R-1	12	6	26
Distribution fees - R-2	24	6	44
Distribution fees - R-3	45	23	113
Distribution fees - R-4	9	8	38
Administrative service fees - R-1	9	5	21
Administrative service fees - R-2	16	4	29
Administrative service fees - R-3	13	6	32
Administrative service fees - R-4	3	2	11
Administrative service fees - R-5	3	2	11
Registration fees - Class A	40	36	24
Registration fees - Class B	12	16	14
Registration fees - Class C	18	18	22
Registration fees - Class J	27	N/A	18
Registration fees - Class P	N/A	16	18
Registration fees - Institutional	70	52	25
Service fees - R-1	8	4	19
Service fees - R-2	20	5	36
Service fees - R-3	46	23	114
Service fees - R-4	23	21	94
Service fees - R-5	85	44	264
Shareholder meeting expense	–	11	–
Shareholder meeting expense - Class A	78	73	22
Shareholder meeting expense - Class B	3	14	3
Shareholder meeting expense - Class C	2	4	2
Shareholder meeting expense - Class J	32	N/A	21
Shareholder meeting expense - Class P	N/A	1	1
Shareholder meeting expense - Institutional	1	2	20
Shareholder reports - Class A	51	94	31
Shareholder reports - Class B	4	16	4
Shareholder reports - Class C	2	5	4
Shareholder reports - Class J	134	N/A	69
Shareholder reports - Class P	N/A	4	4
Shareholder reports - Institutional	12	3	51
Transfer agent fees - Class A	727	1,153	334
Transfer agent fees - Class B	40	184	43
Transfer agent fees - Class C	35	58	44
Transfer agent fees - Class J	456	N/A	262
Transfer agent fees - Class P	N/A	16	18
Transfer agent fees - Institutional	13	11	198
Custodian fees	7	11	3
Directors' expenses	36	36	35
Professional fees	19	17	17
Other expenses	25	20	26
Total Gross Expenses	8,082	12,548	16,787
Less: Reimbursement from Manager - Class A	1,458	–	–
Less: Reimbursement from Manager - Class B	207	–	35
Less: Reimbursement from Manager - Class C	81	4	1
Less: Reimbursement from Manager - Class J	1,730	N/A	–
Less: Reimbursement from Manager - Class P	N/A	14	1
Less: Reimbursement from Manager - Institutional	472	–	–
Less: Reimbursement from Manager - R-1	22	–	–
Less: Reimbursement from Manager - R-2	44	–	–
Less: Reimbursement from Manager - R-3	79	–	–
Less: Reimbursement from Manager - R-4	36	–	–
Less: Reimbursement from Manager - R-5	127	–	–
Less: Reimbursement from Distributor - Class B	43	–	–
Less: Reimbursement from Distributor - Class C	206	–	–
Less: Reimbursement from Distributor - Class J	–	N/A	269
Less: Reimbursement from Distributor - R-1	12	–	–
Less: Reimbursement from Distributor - R-2	24	–	–
Less: Reimbursement from Distributor - R-3	46	–	–
Less: Reimbursement from Distributor - R-4	9	–	–
Total Net Expenses	3,486	12,530	16,481
Net Investment Income (Loss)	–	19,769	21,692

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	4	30,709	255,235
Change in unrealized appreciation/depreciation of:
Investments	–	143,648	(60,814)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	4	174,357	194,421
Net Increase (Decrease) in Net Assets Resulting from Operations	$4	$194,126	$216,113

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS, INC. Year Ended October 31, 2012

	Short-Term	SmallCap	Tax-Exempt
Amounts in thousands	Income Fund	Blend Fund	Bond Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$4,658	$–
Interest	33,657	12	12,263
Total Income	33,657	4,670	12,263
Expenses:
Management and investment advisory fees	5,589	2,423	1,123
Distribution fees - Class A	481	289	595
Distribution fees - Class B	N/A	48	23
Distribution fees - Class C	929	64	91
Distribution fees - Class J	390	595	N/A
Distribution fees - R-1	5	6	N/A
Distribution fees - R-2	2	8	N/A
Distribution fees - R-3	10	9	N/A
Distribution fees - R-4	2	3	N/A
Administrative service fees - R-1	4	4	N/A
Administrative service fees - R-2	2	5	N/A
Administrative service fees - R-3	3	3	N/A
Administrative service fees - R-4	1	1	N/A
Administrative service fees - R-5	–	1	N/A
Registration fees - Class A	31	9	11
Registration fees - Class B	N/A	11	13
Registration fees - Class C	17	12	14
Registration fees - Class J	22	12	N/A
Registration fees - Class P	19	N/A	N/A
Registration fees - Institutional	48	11	N/A
Service fees - R-1	4	4	N/A
Service fees - R-2	2	6	N/A
Service fees - R-3	10	10	N/A
Service fees - R-4	6	8	N/A
Service fees - R-5	7	19	N/A
Shareholder meeting expense - Class A	32	33	9
Shareholder meeting expense - Class B	N/A	3	–
Shareholder meeting expense - Class C	7	2	1
Shareholder meeting expense - Class J	7	29	N/A
Shareholder meeting expense - Class P	1	N/A	N/A
Shareholder meeting expense - Institutional	10	1	N/A
Shareholder reports - Class A	41	35	13
Shareholder reports - Class B	N/A	3	–
Shareholder reports - Class C	8	1	1
Shareholder reports - Class J	11	55	N/A
Shareholder reports - Class P	4	N/A	N/A
Shareholder reports - Institutional	25	1	N/A
Transfer agent fees - Class A	503	427	121
Transfer agent fees - Class B	N/A	40	8
Transfer agent fees - Class C	103	28	12
Transfer agent fees - Class J	174	257	N/A
Transfer agent fees - Class P	37	N/A	N/A
Transfer agent fees - Institutional	131	–	N/A
Custodian fees	7	6	1
Directors' expenses	30	10	9
Interest expense and fees	–	–	65
Professional fees	19	13	18
Other expenses	17	5	5
Total Gross Expenses	8,751	4,510	2,133
Less: Reimbursement from Manager - Class A	–	88	–
Less: Reimbursement from Manager - Class B	N/A	31	19
Less: Reimbursement from Manager - Class C	–	21	14
Less: Reimbursement from Manager - Institutional	–	1	N/A
Less: Reimbursement from Manager - R-3	1	–	N/A
Less: Reimbursement from Distributor - Class J	167	258	N/A
Total Net Expenses	8,583	4,111	2,100
Net Investment Income (Loss)	25,074	559	10,163

Net Realized and Unrealized Gain (Loss) on Investments, Futures, Options and
Swaptions, Swap agreements, and Foreign currencies
Net realized gain (loss) from:
Investment transactions	9,033	30,497	1,206
Futures contracts	(2,271)	530	–
Change in unrealized appreciation/depreciation of:
Investments	27,310	(6,421)	14,650
Futures contracts	(222)	(290)	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Options and Swaptions, Swap agreements, and Foreign currencies	33,850	24,316	15,856
Net Increase (Decrease) in Net Assets Resulting from Operations	$58,924	$24,875	$26,019

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Bond & Mortgage Securities Fund
								Year Ended			Year Ended
								October 31, 2012			October 31, 2011
Operations
Net investment income (loss)								$	62,414		$74,168
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions									32,950		(28,343)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies									65,432		41,041
		Net Increase (Decrease) in Net Assets Resulting from Operations						160,796			86,866

Dividends and Distributions to Shareholders
From net investment income								(69,911)			(75,766)
From tax return of capital									–		(1,891)
					Total Dividends and Distributions			(69,911)			(77,657)

Capital Share Transactions
Net increase (decrease) in capital share transactions								262,149			9,766
				Total increase (decrease) in net assets				353,034			18,975

Net Assets
Beginning of period								1,995,025			1,976,050
End of period (including undistributed net investment income as set forth below)								$2,348,059			$1,995,025
Undistributed (overdistributed) net investment income (loss)								$	1,743		$341

	Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R	-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,037	$289	$3,819	$20,746	$350,832	$2,710	$4,280	$12,203	$9,198		$19,215
Reinvested	3,712	118	152	5,829	54,760	285	538	1,170	1,051		2,020
Redeemed	(30,269)	(3,516)	(2,558)	(37,101)	(124,410)	(2,988)	(6,845)	(17,284)	(7,097)		(16,747)
Net Increase (Decrease)	$(8,520)	$(3,109)	$1,413	$(10,526)	$281,182	$7	$(2,027)	$(3,911)	$3,152		$4,488
Shares:
Sold	1,668	26	352	1,905	32,174	250	398	1,133	840		1,769
Reinvested	342	11	14	534	5,042	26	50	108	96		187
Redeemed	(2,787)	(324)	(236)	(3,411)	(11,491)	(277)	(638)	(1,600)	(646)		(1,558)
Net Increase (Decrease)	(777)	(287)	130	(972)	25,725	(1)	(190)	(359)	290		398
Year Ended October 31, 2011
Dollars:
Sold	$14,352	$406	$2,717	$24,839	$98,868	$2,967	$4,013	$10,921	$7,112		$27,390
Reinvested	4,522	244	151	7,270	58,806	339	777	1,448	1,260		2,479
Redeemed	(23,624)	(4,520)	(1,760)	(39,243)	(124,693)	(2,862)	(12,963)	(13,108)	(12,157)		(26,185)
Net Increase (Decrease)	$(4,750)	$(3,870)	$1,108	$(7,134)	$32,981	$444	$(8,173)	$(739)	$(3,785)		$3,684
Shares:
Sold	1,360	38	258	2,341	9,382	282	385	1,047	667		2,602
Reinvested	429	23	14	687	5,589	32	74	138	118		236
Redeemed	(2,247)	(428)	(168)	(3,708)	(11,886)	(272)	(1,250)	(1,254)	(1,146)		(2,498)
Net Increase (Decrease)	(458)	(367)	104	(680)	3,085	42	(791)	(69)	(361)		340

Distributions:
Year Ended October 31, 2012
From net investment
income	$(3,915)	$(122)	$(170)	$(5,876)	$(54,764)	$(285)	$(538)	$(1,170)	$(1,051)		$(2,020)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–		–
Total Dividends and
Distributions	$(3,915)	$(122)	$(170)	$(5,876)	$(54,764)	$(285)	$(538)	$(1,170)	$(1,051)		$(2,020)
Year Ended October 31, 2011
From net investment
income	$(4,674)	$(247)	$(166)	$(7,150)	$(57,379)	$(331)	$(758)	$(1,413)	$(1,229)		$(2,419)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–		–
From tax return of capital	(117)	(6)	(4)	(179)	(1,432)	(8)	(19)	(35)	(31)		(60)
Total Dividends and
Distributions	$(4,791)	$(253)	$(170)	$(7,329)	$(58,811)	$(339)	$(777)	$(1,448)	$(1,260)		$(2,479)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						California Municipal Fund
						Year Ended	Year Ended
						October 31, 2012	October 31, 2011
Operations
Net investment income (loss)						$9,395	$11,013
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions						934	(6,011)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies						14,922	(4,403)
			Net Increase (Decrease) in Net Assets Resulting from Operations			25,251	599

Dividends and Distributions to Shareholders
From net investment income						(9,174)	(11,159)
					Total Dividends and Distributions	(9,174)	(11,159)

Capital Share Transactions
Net increase (decrease) in capital share transactions						(6,481)	(57,592)
					Total increase (decrease) in net assets	9,596	(68,152)

Net Assets
Beginning of period						214,707	282,859
End of period (including undistributed net investment income as set forth below)						$224,303	$214,707
Undistributed (overdistributed) net investment income (loss)						$694	$471

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$26,337		$26		$2,314
Reinvested	7,925		63		295
Redeemed	(39,572)		(1,216)		(2,653)
Net Increase (Decrease)	$(5,310	) $	(1,127	) $	(44)
Shares:
Sold	2,580		3		226
Reinvested	778		6		29
Redeemed	(3,875)		(120)		(259)
Net Increase (Decrease)	(517)		(111)		(4)
Year Ended October 31, 2011
Dollars:
Sold	$16,699		$9		$1,021
Reinvested	7,085		163		301
Redeemed	(68,099)		(10,274)		(4,497)
Net Increase (Decrease)	$(44,315	) $	(10,102	) $	(3,175)
Shares:
Sold	1,774		1		106
Reinvested	752		18		32
Redeemed	(7,286)		(1,103)		(488)
Net Increase (Decrease)	(4,760)		(1,084)		(350)

Distributions:
Year Ended October 31, 2012
From net investment income $	(8,771	) $	(70	) $	(333)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(8,771	) $	(70	) $	(333)
Year Ended October 31, 2011
From net investment income $ 10,492)			$(254	) $	(413)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $ (10,492)			$(254	) $	(413)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Diversified International Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$64,838	$	35,421
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions									(58,477)		107,754
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies									202,727		(187,980)
		Net Increase (Decrease) in Net Assets Resulting from Operations							209,088		(44,805)

Dividends and Distributions to Shareholders
From net investment income									(40,930)		(23,568)
					Total Dividends and Distributions				(40,930)		(23,568)

Capital Share Transactions
Net increase (decrease) in capital share transactions									523,110		1,052,828
				Total increase (decrease) in net assets					691,268		984,455

Net Assets
Beginning of period									2,776,210		1,791,755
End of period (including undistributed net investment income as set forth below)									$3,467,478		$2,776,210
Undistributed (overdistributed) net investment income (loss)										$53,569	$	28,781

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$15,515	$95	$1,137	$14,863	$531	$669,504	$1,416		$1,715	$5,539	$9,085	$15,124
Reinvested	2,261	–	30	2,207	7	33,918	58		114	610	504	997
Redeemed	(41,438)	(5,067)	(2,413)	(36,307)	(433)	(108,901)	(2,445)		(4,198)	(17,155)	(13,531)	(20,232)
Net Increase (Decrease)	$(23,662)	$(4,972)	$(1,246)	$(19,237)	$105	$594,521	$(971	) $	(2,369)	$(11,006)	$(3,942)	$(4,111)
Shares:
Sold	1,659	10	120	1,610	58	71,312	152		184	597	957	1,574
Reinvested	255	–	3	251	1	3,846	7		13	69	56	112
Redeemed	(4,407)	(538)	(254)	(3,903)	(47)	(11,703)	(259)		(451)	(1,813)	(1,436)	(2,123)
Net Increase (Decrease)	(2,493)	(528)	(131)	(2,042)	12	63,455	(100)		(254)	(1,147)	(423)	(437)
Year Ended October 31, 2011
Dollars:
Sold	$20,687	$117	$1,897	$19,528	$973	$297,570	$1,347		$1,962	$8,963	$8,246	$22,836
Issued in acquisitions	7,826	–	528	34,227	–	862,088	967		2,158	7,084	2,497	4,631
Reinvested	2,137	–	36	1,649	–	16,574	54		126	614	516	1,072
Redeemed	(47,238)	(6,809)	(3,120)	(34,510)	(203)	(117,152)	(3,060)		(8,044)	(20,060)	(14,615)	(21,271)
Net Increase (Decrease)	$(16,588)	$(6,692)	$(659)	$20,894	$770	$1,059,080	$(692	) $	(3,798)	$(3,399)	$(3,356)	$7,268
Shares:
Sold	2,069	11	187	1,956	96	29,689	133		195	889	804	2,247
Issued in acquisitions	844	–	57	3,726	–	93,064	105		235	768	267	496
Reinvested	210	–	4	164	–	1,638	5		13	61	50	105
Redeemed	(4,686)	(679)	(312)	(3,468)	(21)	(11,716)	(302)		(801)	(2,052)	(1,465)	(2,097)
Net Increase (Decrease)	(1,563)	(668)	(64)	2,378	75	112,675	(59)		(358)	(334)	(344)	751

Distributions:
Year Ended October 31, 2012
From net investment
income	$(2,464)	$–	$(32)	$(2,209)	$(10)	$(33,932)	$(58	) $	(114)	$(610)	$(504)	$(997)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$(2,464)	$–	$(32)	$(2,209)	$(10)	$(33,932)	$(58	) $	(114)	$(610)	$(504)	$(997)
Year Ended October 31, 2011
From net investment
income	$(2,327)	$–	$(39)	$(1,651)	$–	$(17,169)	$(54	) $	(126)	$(614)	$(516)	$(1,072)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$(2,327)	$–	$(39)	$(1,651)	$–	$(17,169)	$(54	) $	(126)	$(614)	$(516)	$(1,072)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Equity Income Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$115,168	$100,915
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions										46,086	(4,299)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										333,703	117,522
		Net Increase (Decrease) in Net Assets Resulting from Operations								494,957	214,138

Dividends and Distributions to Shareholders
From net investment income										(110,312)	(96,794)
						Total Dividends and Distributions				(110,312)	(96,794)

Capital Share Transactions
Net increase (decrease) in capital share transactions										430,203	625,518
						Total increase (decrease) in net assets				814,848	742,862

Net Assets
Beginning of period										3,423,855	2,680,993
End of period (including undistributed net investment income as set forth below)										$4,238,703	$3,423,855
Undistributed (overdistributed) net investment income (loss)									$	16,693	$19,926

	Class A	Class B		Class C	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$178,756	$747		$18,610	$23,176	$712,100	$1,033	$4,522	$24,923	$23,100	$80,091
Reinvested	16,059	1,214		1,597	815	84,593	59	115	830	578	1,551
Redeemed	(159,848)	(29,982)		(19,209)	(10,260)	(502,280)	(1,078)	(1,087)	(7,422)	(5,207)	(7,893)
Net Increase (Decrease)	$34,967	$(28,021	) $	998	$13,731	$294,413	$14	$3,550	$18,331	$18,471	$73,749
Shares:
Sold	9,532	41		1,011	1,231	37,792	57	239	1,337	1,247	4,237
Reinvested	854	66		87	43	4,491	3	6	44	31	82
Redeemed	(8,520)	(1,620)		(1,049)	(549)	(26,657)	(58)	(58)	(394)	(275)	(415)
Net Increase (Decrease)	1,866	(1,513)		49	725	15,626	2	187	987	1,003	3,904
Year Ended October 31, 2011
Dollars:
Sold	$142,531	$1,320		$19,466	$36,421	$876,457	$2,637	$3,895	$20,819	$12,147	$23,934
Reinvested	14,854	1,585		1,609	333	74,552	43	41	415	154	517
Redeemed	(197,249)	(36,807)		(26,478)	(3,044)	(335,894)	(541)	(993)	(2,293)	(1,944)	(2,969)
Net Increase (Decrease)	$(39,864)	$(33,902)		$(5,403)	$33,710	$615,115	$2,139	$2,943	$18,941	$10,357	$21,482
Shares:
Sold	8,072	76		1,128	2,004	50,462	150	220	1,179	685	1,366
Reinvested	854	92		94	19	4,278	2	2	24	9	30
Redeemed	(11,143)	(2,097)		(1,536)	(179)	(18,975)	(32)	(55)	(133)	(111)	(168)
Net Increase (Decrease)	(2,217)	(1,929)		(314)	1,844	35,765	120	167	1,070	583	1,228

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,935)	$(1,262	) $	(1,997)	$(1,116)	$(85,867)	$(59)	$(117)	$(830)	$(578)	$(1,551)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,935)	$(1,262	) $	(1,997)	$(1,116)	$(85,867)	$(59)	$(117)	$(830)	$(578)	$(1,551)
Year Ended October 31, 2011
From net investment
income	$(16,471)	$(1,774	) $	(2,028)	$(476)	$(74,875)	$(43)	$(41)	$(415)	$(154)	$(517)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,471)	$(1,774	) $	(2,028)	$(476)	$(74,875)	$(43)	$(41)	$(415)	$(154)	$(517)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2012	October 31, 2011
Operations
Net investment income (loss)					$211,051	$130,044
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions					53,125	6,000
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies					282,038	(100,438)
		Net Increase (Decrease) in Net Assets Resulting from Operations			546,214	35,606

Dividends and Distributions to Shareholders
From net investment income					(200,495)	(116,847)
From net realized gain on investments					(8,978)	(12,050)
				Total Dividends and Distributions	(209,473)	(128,897)

Capital Share Transactions
Net increase (decrease) in capital share transactions					2,396,931	1,640,152
				Total increase (decrease) in net assets	2,733,672	1,546,861

Net Assets
Beginning of period					2,698,269	1,151,408
End of period (including undistributed net investment income as set forth below)					$5,431,941	$2,698,269
Undistributed (overdistributed) net investment income (loss)					$25,163	$15,715

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$1,164,173	$810,397	$806,777	$218,850
Reinvested	67,743	34,729	22,603	35,702
Redeemed	(334,017)	(129,606)	(188,882)	(111,538)
Net Increase (Decrease)	$897,899	$715,520	$640,498	$143,014
Shares:
Sold	85,762	59,888	59,768	16,215
Reinvested	5,024	2,587	1,678	2,665
Redeemed	(24,830)	(9,668)	(14,091)	(8,378)
Net Increase (Decrease)	65,956	52,807	47,355	10,502
Year Ended October 31, 2011
Dollars:
Sold	$1,002,450	$504,968	$519,521	$399,001
Reinvested	40,617	17,377	5,011	29,347
Redeemed	(645,363)	(67,547)	(85,239)	(79,991)
Net Increase (Decrease)	$397,704	$454,798	$439,293	$348,357
Shares:
Sold	74,684	37,798	38,697	29,840
Reinvested	3,055	1,315	382	2,213
Redeemed	(48,160)	(5,137)	(6,639)	(6,074)
Net Increase (Decrease)	29,579	33,976	32,440	25,979

Distributions:
Year Ended October 31, 2012
From net investment
income	$(75,263)	$(48,417)	$(40,590)	$(36,225)
From net realized gain
on investments	(3,275)	(2,416)	(1,535)	(1,752)
Total Dividends and
Distributions	$(78,538)	$(50,833)	$(42,125)	$(37,977)
Year Ended October 31, 2011
From net investment
income	$(51,742)	$(26,171)	$(10,575)	$(28,359)
From net realized gain
on investments	(5,886)	(2,875)	(17)	(3,272)
Total Dividends and
Distributions	$(57,628)	$(29,046)	$(10,592)	$(31,631)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							Global Real Estate Securities Fund
							Year Ended	Year Ended
							October 31, 2012	October 31, 2011
Operations
Net investment income (loss)							$13,483	$3,006
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions							24,675	(2,825)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies							93,781	(8,308)
			Net Increase (Decrease) in Net Assets Resulting from Operations				131,939	(8,127)

Dividends and Distributions to Shareholders
From net investment income							(13,934)	(3,381)
From net realized gain on investments							–	(584)
						Total Dividends and Distributions	(13,934)	(3,965)

Capital Share Transactions
Net increase (decrease) in capital share transactions							726,781	259,814
						Total increase (decrease) in net assets	844,786	247,722

Net Assets
Beginning of period							265,922	18,200
End of period (including undistributed net investment income as set forth below)							$1,110,708	$265,922
Undistributed (overdistributed) net investment income (loss)							$3,868	$515

	Class A		Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$11,092		$2,402	$4,099		$731,824
Reinvested	249		31	42		13,488
Redeemed	(6,077)		(812)	(1,236)		(28,321)
Net Increase (Decrease)	$5,264		$1,621	$2,905		$716,991
Shares:
Sold	1,503		330	529		97,742
Reinvested	36		5	6		1,781
Redeemed	(875)		(118)	(167)		(3,623)
Net Increase (Decrease)	664		217	368		95,900
Year Ended October 31, 2011
Dollars:
Sold	$11,378		$1,911	$11,961		$261,504
Reinvested	242		13	34		3,598
Redeemed	(15,094)		(391)	(8,620)		(6,722)
Net Increase (Decrease)	$(3,474	) $	1,533	$3,375		$258,380
Shares:
Sold	1,643		278	1,596		35,196
Reinvested	36		2	5		513
Redeemed	(2,125)		(58)	(1,123)		(895)
Net Increase (Decrease)	(446)		222	478		34,814

Distributions:
Year Ended October 31, 2012
From net investment
income	$(295	) $	(49)	$(100	) $	(13,490)
From net realized gain on
investments	–		–	–		–
Total Dividends and
Distributions	$(295	) $	(49)	$(100	) $	(13,490)
Year Ended October 31, 2011
From net investment
income	$(189	) $	(16)	$(54	) $	(3,122)
From net realized gain on
investments	(98)		(9)	–		(477)
Total Dividends and
Distributions	$(287	) $	(25)	$(54	) $	(3,599)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

									Government & High Quality
Amounts in thousands											Bond Fund
									Year Ended				Year Ended
									October 31, 2012				October 31, 2011
Operations
Net investment income (loss)									$		51,070		$	57,524
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions											15,823			26,052
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies											14,960		(22,304)
		Net Increase (Decrease) in Net Assets Resulting from Operations									81,853			61,272

Dividends and Distributions to Shareholders
From net investment income									(64,963)				(64,498)
						Total Dividends and Distributions			(64,963)				(64,498)

Capital Share Transactions
Net increase (decrease) in capital share transactions									168,304					56,325
					Total increase (decrease) in net assets				185,194					53,099

Net Assets
Beginning of period									1,736,535				1,683,436
End of period (including undistributed net investment income as set forth below)									$1,921,729				$1,736,535
Undistributed (overdistributed) net investment income (loss)									$		(2,613)		$	(1,142)

	Class A	Class B	Class C	Class J		Class P	Institutional	R-1	R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$178,032	$1,264	$53,391	$54,872		$16,971	$70,668	$1,421	$2,942		$9,261		$4,775	$8,162
Reinvested	14,858	347	2,319	4,528		472	38,788	115	212		716		375	682
Redeemed	(105,274)	(8,435)	(24,196)	(27,910)		(12,824)	(95,387)	(1,368)	(4,026)		(9,063)		(3,447)	(4,937)
Net Increase (Decrease)	$87,616	$(6,824)	$31,514	$31,490		$4,619	$14,069	$168	$(872	) $	914		$1,703	$3,907
Shares:
Sold	15,720	111	4,720	4,840		1,497	6,228	126	260		819		422	720
Reinvested	1,312	31	205	399		42	3,424	10	19		63		33	60
Redeemed	(9,304)	(747)	(2,141)	(2,463)		(1,130)	(8,427)	(121)	(356)		(800)		(305)	(436)
Net Increase (Decrease)	7,728	(605)	2,784	2,776		409	1,225	15	(77)		82		150	344
Year Ended October 31, 2011
Dollars:
Sold	$132,359	$2,064	$34,975	$35,855		$14,927	$118,698	$1,622	$2,009		$9,138		$4,119	$7,592
Reinvested	13,096	638	1,814	3,961		129	40,564	121	253		667		280	583
Redeemed	(145,568)	(21,697)	(30,378)	(28,609)		(2,135)	(118,159)	(2,672)	(2,961)		(9,022)		(2,464)	(5,474)
Net Increase (Decrease)	$(113)	$(18,995)	$6,411	$11,207		$12,921	$41,103	$(929)	$(699	) $	783		$1,935	$2,701
Shares:
Sold	11,838	183	3,130	3,205		1,332	10,659	145	179		820		370	678
Reinvested	1,175	57	163	355		11	3,639	11	23		60		25	52
Redeemed	(13,094)	(1,954)	(2,738)	(2,566)		(190)	(10,557)	(241)	(266)		(813)		(222)	(491)
Net Increase (Decrease)	(81)	(1,714)	555	994		1,153	3,741	(85)	(64)		67		173	239

Distributions:
Year Ended October 31, 2012
From net investment
income	$(15,994)	$(372)	$(2,524)	$(4,570	) $	(593)	$(38,799)	$(115)	$(212	) $	(727	) $	(375)	$(682)
From net realized gain on
investments	–	–	–	–		–	–	–	–		–		–	–
Total Dividends and
Distributions	$(15,994)	$(372)	$(2,524)	$(4,570	) $	(593)	$(38,799)	$(115)	$(212	) $	(727	) $	(375)	$(682)
Year Ended October 31, 2011
From net investment
income	$(14,949)	$(728)	$(2,151)	$(4,007	) $	(158)	$(40,592)	$(121)	$(253	) $	(676	) $	(280)	$(583)
From net realized gain on
investments	–	–	–	–		–	–	–	–		–		–	–
Total Dividends and
Distributions	$(14,949)	$(728)	$(2,151)	$(4,007	) $	(158)	$(40,592)	$(121)	$(253	) $	(676	) $	(280)	$(583)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						High Yield Fund
						Year Ended	Year Ended
						October 31, 2012	October 31, 2011
Operations
Net investment income (loss)						$245,862	$250,737
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions						39,120	119,894
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies						146,852	(237,813)
		Net Increase (Decrease) in Net Assets Resulting from Operations				431,834	132,818

Dividends and Distributions to Shareholders
From net investment income						(253,332)	(260,039)
From net realized gain on investments						(114,420)	(61,641)
					Total Dividends and Distributions	(367,752)	(321,680)

Capital Share Transactions
Net increase (decrease) in capital share transactions						280,531	78,264
					Total increase (decrease) in net assets	344,613	(110,598)

Net Assets
Beginning of period						3,429,033	3,539,631
End of period (including undistributed net investment income as set forth below)						$3,773,646	$3,429,033
Undistributed (overdistributed) net investment income (loss)						$182	$1,023

	Class A	Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$832,997	$1,182	$140,525	$254,208	$340,318
Reinvested	160,240	3,635	40,543	39,306	67,187
Redeemed	(858,267)	(15,967)	(113,711)	(170,543)	(441,122)
Net Increase (Decrease)	$134,970	$(11,150)	$67,357	$122,971	$(33,617)
Shares:
Sold	109,398	155	18,284	33,299	45,040
Reinvested	21,254	481	5,345	5,205	9,001
Redeemed	(112,931)	(2,088)	(14,790)	(22,324)	(58,421)
Net Increase (Decrease)	17,721	(1,452)	8,839	16,180	(4,380)
Year Ended October 31, 2011
Dollars:
Sold	$1,008,112	$1,944	$151,506	$536,960	$386,472
Reinvested	149,904	3,755	29,914	12,145	63,743
Redeemed	(1,401,685)	(21,909)	(123,815)	(76,314)	(642,468)
Net Increase (Decrease)	$(243,669)	$(16,210)	$57,605	$472,791	$(192,253)
Shares:
Sold	127,073	241	18,898	66,542	49,380
Reinvested	18,829	471	3,748	1,559	8,106
Redeemed	(174,865)	(2,735)	(15,487)	(9,858)	(80,194)
Net Increase (Decrease)	(28,963)	(2,023)	7,159	58,243	(22,708)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(125,066)	$(2,890)	$(35,054)	$(37,474)	$(52,848)
From net realized gain
on investments	(57,241)	(1,706)	(17,710)	(15,505)	(22,258)
Total Dividends and
Distributions	$(182,307)	$(4,596)	$(52,764)	$(52,979)	$(75,106)
Year Ended October 31, 2011
From net investment
income	$(145,645)	$(4,505)	$(36,223)	$(15,475)	$(58,191)
From net realized gain
on investments	(37,627)	(1,320)	(9,180)	(21)	(13,493)
Total Dividends and
Distributions	$(183,272)	$(5,825)	$(45,403)	$(15,496)	$(71,684)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Income Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	86,561	$	72,780
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions											(7,051)		(8,599)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										102,322			(764)
			Net Increase (Decrease) in Net Assets Resulting from Operations							181,832			63,417

Dividends and Distributions to Shareholders
From net investment income										(90,963)		(77,381)
From tax return of capital											–		(136)
						Total Dividends and Distributions				(90,963)		(77,517)

Capital Share Transactions
Net increase (decrease) in capital share transactions										660,209		275,878
						Total increase (decrease) in net assets				751,078		261,778

Net Assets
Beginning of period										1,598,859		1,337,081
End of period (including undistributed net investment income as set forth below)										$2,349,937		$1,598,859
Undistributed (overdistributed) net investment income (loss)										$	(8,837)	$	(8,738)

	Class A		Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$108,557		$1,364	$33,173	$41,500	$10,103	$518,651	$883		$865	$9,144	$8,185	$10,090
Reinvested	12,400		528	2,311	3,023	408	69,547	19		30	525	193	604
Redeemed	(64,059)		(7,075)	(15,982)	(15,870)	(5,383)	(50,098)	(255)		(71)	(1,946)	(3,267)	(7,888)
Net Increase (Decrease)	$56,898		$(5,183)	$19,502	$28,653	$5,128	$538,100	$647		$824	$7,723	$5,111	$2,806
Shares:
Sold	11,189		141	3,400	4,271	1,042	53,427	89		90	940	836	1,032
Reinvested	1,276		54	237	310	42	7,127	2		3	54	20	62
Redeemed	(6,614)		(730)	(1,641)	(1,639)	(554)	(5,126)	(26)		(7)	(199)	(337)	(794)
Net Increase (Decrease)	5,851		(535)	1,996	2,942	530	55,428	65		86	795	519	300
Year Ended October 31, 2011
Dollars:
Sold	$96,452		$1,544	$20,113	$39,740	$11,616	$235,255	$960		$344	$7,941	$1,862	$11,765
Reinvested	10,823		905	1,948	2,143	134	57,621	16		7	208	95	237
Redeemed	(103,696)		(22,288)	(16,939)	(19,366)	(2,297)	(56,486)	(579)		(228)	(1,463)	(456)	(2,053)
Net Increase (Decrease)	$3,579	$(19,839)		$5,122	$22,517	$9,453	$236,390	$397		$123	$6,686	$1,501	$9,949
Shares:
Sold	10,122		160	2,102	4,160	1,213	24,623	100		35	834	193	1,229
Reinvested	1,137		95	204	225	14	6,036	2		1	22	10	24
Redeemed	(10,900)		(2,334)	(1,775)	(2,032)	(240)	(5,910)	(61)		(24)	(154)	(48)	(215)
Net Increase (Decrease)	359		(2,079)	531	2,353	987	24,749	41		12	702	155	1,038

Distributions:
Year Ended October 31, 2012
From net investment
income	$(13,178	) $	(590)	$(2,634)	$(3,060)	$(563)	$(69,565)	$(19	) $	(30)	$(525)	$(193)	$(606)
From net realized gain on
investments	–		–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$(13,178	) $	(590)	$(2,634)	$(3,060)	$(563)	$(69,565)	$(19	) $	(30)	$(525)	$(193)	$(606)
Year Ended October 31, 2011
From net investment
income	$(13,231	) $	(1,177)	$(2,484)	$(2,178)	$(201)	$(57,548)	$(16	) $	(7)	$(208)	$(95)	$(236)
From net realized gain on
investments	–		–	–	–	–	–	–		–	–	–	–
From tax return of capital	(23)		(2)	(4)	(4)	–	(102)	–		–	–	–	(1)
Total Dividends and
Distributions	$(13,254	) $	(1,179)	$(2,488)	$(2,182)	$(201)	$(57,650)	$(16	) $	(7)	$(208)	$(95)	$(237)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Inflation Protection Fund
											Year Ended			Year Ended
											October 31, 2012			October 31, 2011
Operations
Net investment income (loss)											$		7,671	$25,036
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions													48,198	27,818
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies													1,382	17,444
		Net Increase (Decrease) in Net Assets Resulting from Operations											57,251	70,298

Dividends and Distributions to Shareholders
From net investment income													(2,585)	(22,129)
					Total Dividends and Distributions								(2,585)	(22,129)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(25,756)		147,442
				Total increase (decrease) in net assets									28,910	195,611

Net Assets
Beginning of period												780,057		584,446
End of period (including undistributed net investment income as set forth below)												$808,967		$780,057
Undistributed (overdistributed) net investment income (loss)											$		1,752	$591

	Class A	Class C	Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$14,703	$4,259	$8,484	$340,052	$981		$756		$2,551		$1,747		$3,182
Reinvested	30	2	13	2,523	1		1		4		2		7
Redeemed	(17,334)	(1,267)	(7,862)	(373,495)	(576)		(637)		(1,975)		(695)		(1,213)
Net Increase (Decrease)	$(2,601)	$2,994	$635	$(30,920)	$406		$120		$580		$1,054		$1,976
Shares:
Sold	1,634	481	969	38,134	110		87		292		196		358
Reinvested	4	–	2	284	–		–		–		–		1
Redeemed	(1,947)	(143)	(894)	(42,062)	(65)		(73)		(222)		(77)		(136)
Net Increase (Decrease)	(309)	338	77	(3,644)	45		14		70		119		223
Year Ended October 31, 2011
Dollars:
Sold	$20,508	$4,024	$9,285	$352,075	$776		$530		$2,648		$859		$2,187
Reinvested	519	66	185	21,075	20		21		85		28		41
Redeemed	(8,509)	(1,679)	(4,003)	(249,051)	(194)		(595)		(1,239)		(987)		(1,233)
Net Increase (Decrease)	$12,518	$2,411	$5,467	$124,099	$602		$(44)		$1,494		$(100)		$995
Shares:
Sold	2,478	490	1,110	43,220	96		65		328		106		264
Reinvested	63	8	23	2,581	2		2		10		3		5
Redeemed	(1,032)	(208)	(488)	(29,361)	(24)		(75)		(151)		(121)		(151)
Net Increase (Decrease)	1,509	290	645	16,440	74		(8)		187		(12)		118

Distributions:
Year Ended October 31, 2012
From net investment
income	$(32)	$(2)	$(13)	$(2,523)	$(1	) $	(1	) $	(4	) $	(2	) $	(7)
From net realized gain on
investments	–	–	–	–	–		–		–		–		–
Total Dividends and Distributions $	(32)	$(2)	$(13)	$(2,523)	$(1	) $	(1	) $	(4	) $	(2	) $	(7)
Year Ended October 31, 2011
From net investment
income	$(581)	$(90)	$(188)	$(21,075)	$(20	) $	(21	) $	(85	) $	(28	) $	(41)
From net realized gain on
investments	–	–	–	–	–		–		–		–		–
Total Dividends and Distributions $	(581)	$(90)	$(188)	$(21,075)	$(20	) $	(21	) $	(85	) $	(28	) $	(41)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									International Emerging Markets Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	19,855	$	21,627
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions									(34,013)		126,042
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										78,177	(259,394)
			Net Increase (Decrease) in Net Assets Resulting from Operations							64,019	(111,725)

Dividends and Distributions to Shareholders
From net investment income									(17,557)			(7,252)
						Total Dividends and Distributions			(17,557)			(7,252)

Capital Share Transactions
Net increase (decrease) in capital share transactions									121,230			20,682
					Total increase (decrease) in net assets				167,692		(98,295)

Net Assets
Beginning of period									1,458,037		1,556,332
End of period (including undistributed net investment income as set forth below)									$1,625,729		$1,458,037
Undistributed (overdistributed) net investment income (loss)									$	17,267	$	16,943

	Class A	Class B		Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,174		$250	$3,107	$25,135	$3,184	$267,506	$1,516	$2,081	$13,643	$7,400	$10,446
Reinvested	858		–	–	1,505	20	14,203	12	59	225	231	356
Redeemed	(26,423)		(3,747)	(3,387)	(37,901)	(2,839)	(138,846)	(2,367)	(3,975)	(10,388)	(11,066)	(7,742)
Net Increase (Decrease)	$(7,391	) $	(3,497)	$(280)	$(11,261)	$365	$142,863	$(839)	$(1,835)	$3,480	$(3,435)	$3,060
Shares:
Sold	759		11	132	1,086	136	11,175	65	88	598	314	439
Reinvested	39		–	–	70	1	648	–	3	11	10	16
Redeemed	(1,108)		(166)	(147)	(1,655)	(123)	(5,933)	(101)	(173)	(445)	(470)	(325)
Net Increase (Decrease)	(310)		(155)	(15)	(499)	14	5,890	(36)	(82)	164	(146)	130
Year Ended October 31, 2011
Dollars:
Sold	$28,749		$535	$4,116	$30,426	$2,333	$222,792	$1,864	$3,342	$9,732	$7,947	$14,013
Reinvested	102		–	–	207	–	6,584	–	–	51	81	143
Redeemed	(43,524)		(5,262)	(4,044)	(51,659)	(293)	(149,699)	(5,875)	(5,779)	(16,996)	(13,708)	(15,496)
Net Increase (Decrease)	$(14,673	) $	(4,727)	$72	$(21,026)	$2,040	$79,677	$(4,011)	$(2,437)	$(7,213)	$(5,680)	$(1,340)
Shares:
Sold	1,100		21	163	1,205	93	8,595	73	127	379	317	537
Reinvested	4		–	–	8	–	246	–	–	2	3	5
Redeemed	(1,678)		(212)	(160)	(2,058)	(12)	(5,744)	(223)	(222)	(664)	(528)	(600)
Net Increase (Decrease)	(574)		(191)	3	(845)	81	3,097	(150)	(95)	(283)	(208)	(58)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(874	) $	–	$–	$(1,507)	$(30)	$(14,263)	$(12)	$(59)	$(225)	$(231)	$(356)
From net realized gain on
investments	–		–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(874	) $	–	$–	$(1,507)	$(30)	$(14,263)	$(12)	$(59)	$(225)	$(231)	$(356)
Year Ended October 31, 2011
From net investment
income	$(106	) $	–	$–	$(207)	$–	$(6,664)	$–	$–	$(51)	$(81)	$(143)
From net realized gain on
investments	–		–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(106	) $	–	$–	$(207)	$–	$(6,664)	$–	$–	$(51)	$(81)	$(143)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Growth Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	8,901	$	2,112
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions									207,390		179,271
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										38,897	(69,147)
		Net Increase (Decrease) in Net Assets Resulting from Operations							255,188		112,236

Dividends and Distributions to Shareholders
From net investment income										(5,364)		–
					Total Dividends and Distributions					(5,364)		–

Capital Share Transactions
Net increase (decrease) in capital share transactions									(121,489)		(168,316)
					Total increase (decrease) in net assets				128,335		(56,080)

Net Assets
Beginning of period									2,271,549		2,327,629
End of period (including undistributed net investment income as set forth below)									$2,399,884		$2,271,549
Undistributed (overdistributed) net investment income (loss)									$	5,356	$	2,651

	Class A	Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$16,995	$255	$2,063	$7,660	$1,153	$502,592	$1,833		$1,469	$3,021	$4,159	$21,619
Reinvested	–	–	–	–	2	5,224	–		–	–	–	41
Redeemed	(46,669)	(4,980)	(3,193)	(9,179)	(924)	(548,202)	(9,373)		(2,984)	(19,152)	(15,519)	(29,400)
Net Increase (Decrease)	$(29,674)	$(4,725)	$(1,130)	$(1,519)	$231	$(40,386)	$(7,540)		$(1,515)	$(16,131) $	(11,360)	$(7,740)
Shares:
Sold	2,013	32	257	952	132	58,515	223		175	339	478	2,462
Reinvested	–	–	–	–	–	672	–		–	–	–	5
Redeemed	(5,560)	(631)	(393)	(1,143)	(108)	(62,298)	(1,167)		(373)	(2,190)	(1,743)	(3,387)
Net Increase (Decrease)	(3,547)	(599)	(136)	(191)	24	(3,111)	(944)		(198)	(1,851)	(1,265)	(920)
Year Ended October 31, 2011
Dollars:
Sold	$27,333	$249	$2,955	$6,638	$1,306	$214,924	$2,188		$1,880	$6,115	$4,479	$20,691
Redeemed	(70,098)	(7,297)	(3,996)	(10,759)	(185)	(279,203)	(5,401)		(10,382)	(22,435)	(13,717)	(33,601)
Net Increase (Decrease)	$(42,765)	$(7,048)	$(1,041)	$(4,121)	$1,121	$(64,279)	$(3,213	) $	(8,502)	$(16,320)	$(9,238)	$(12,910)
Shares:
Sold	3,407	33	383	873	164	26,471	276		236	740	534	2,547
Redeemed	(8,856)	(959)	(514)	(1,423)	(23)	(34,427)	(681)		(1,329)	(2,694)	(1,661)	(4,069)
Net Increase (Decrease)	(5,449)	(926)	(131)	(550)	141	(7,956)	(405)		(1,093)	(1,954)	(1,127)	(1,522)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$(3)	$(5,320)	$–		$–	$–	$–	$(41)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$(3)	$(5,320)	$–		$–	$–	$–	$(41)
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–		$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–	–
Total Dividends and
Distributions	$–	$–	$–	$–	$–	$–	$–		$–	$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											LargeCap S&P 500 Index Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$	46,586	$40,169
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions												26,397	19,732
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies											277,005		118,930
		Net Increase (Decrease) in Net Assets Resulting from Operations									349,988		178,831

Dividends and Distributions to Shareholders
From net investment income											(41,058)		(28,555)
						Total Dividends and Distributions					(41,058)		(28,555)

Capital Share Transactions
Net increase (decrease) in capital share transactions											205,548		(146,871)
					Total increase (decrease) in net assets						514,478		3,405

Net Assets
Beginning of period											2,302,054		2,298,649
End of period (including undistributed net investment income as set forth below)											$2,816,532		$2,302,054
Undistributed (overdistributed) net investment income (loss)											$	36,448	$30,948

	Class A	Class C	Class J		Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$15,051	$2,668	$31,707		$285,806	$3,150		$9,716		$59,766	$26,807	$63,962
Reinvested	2,185	65	4,940		25,845	164		395		1,939	1,911	3,571
Redeemed	(26,468)	(1,672)	(51,388)		(97,081)	(4,583)		(12,886)		(38,179)	(43,481)	(58,362)
Net Increase (Decrease)	$(9,232)	$1,061	$(14,741)		$214,570	$(1,269	) $	(2,775	) $	23,526	$(14,763)	$9,171
Shares:
Sold	1,581	284	3,349		30,194	335		1,018		6,361	2,811	6,600
Reinvested	251	8	572		2,978	19		45		222	219	406
Redeemed	(2,789)	(178)	(5,465)		(10,169)	(485)		(1,364)		(3,962)	(4,538)	(6,241)
Net Increase (Decrease)	(957)	114	(1,544)		23,003	(131)		(301)		2,621	(1,508)	765
Year Ended October 31, 2011
Dollars:
Sold	$17,378	$2,794	$36,467		$171,180	$4,568		$4,248		$35,722	$34,043	$69,381
Reinvested	1,658	25	2,988		18,980	122		244		940	1,094	2,469
Redeemed	(29,254)	(2,046)	(54,056)		(329,816)	(6,584)		(19,001)		(30,622)	(28,207)	(51,586)
Net Increase (Decrease)	$(10,218)	$773	$(14,601)		$(139,656)	$(1,894)		$(14,509)		$6,040	$6,930	$20,264
Shares:
Sold	1,934	323	4,114		19,213	518		479		4,017	3,894	7,813
Reinvested	189	3	343		2,164	14		28		107	124	278
Redeemed	(3,278)	(233)	(6,118)		(36,949)	(728)		(2,136)		(3,548)	(3,193)	(5,752)
Net Increase (Decrease)	(1,155)	93	(1,661)		(15,572)	(196)		(1,629)		576	825	2,339

Distributions:
Year Ended October 31, 2012
From net investment
income	$(2,222)	$(67)	$(4,944	) $	(25,845)	$(164	) $	(395	) $	(1,939)	$(1,911)	$(3,571)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–
Total Dividends and
Distributions	$(2,222)	$(67)	$(4,944	) $	(25,845)	$(164	) $	(395	) $	(1,939)	$(1,911)	$(3,571)
Year Ended October 31, 2011
From net investment
income	$(1,689)	$(25)	$(2,992	) $	(18,980)	$(122	) $	(244	) $	(940)	$(1,094)	$(2,469)
From net realized gain on
investments	–	–	–		–	–		–		–	–	–
Total Dividends and
Distributions	$(1,689)	$(25)	$(2,992	) $	(18,980)	$(122	) $	(244	) $	(940)	$(1,094)	$(2,469)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									LargeCap Value Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	30,700	$19,151
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions										81,716	72,434
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies									172,465		(28,130)
		Net Increase (Decrease) in Net Assets Resulting from Operations							284,881		63,455

Dividends and Distributions to Shareholders
From net investment income									(20,946)		(15,354)
					Total Dividends and Distributions				(20,946)		(15,354)

Capital Share Transactions
Net increase (decrease) in capital share transactions										92,480	270,500
					Total increase (decrease) in net assets				356,415		318,601

Net Assets
Beginning of period									1,493,320		1,174,719
End of period (including undistributed net investment income as set forth below)									$1,849,735		$1,493,320
Undistributed (overdistributed) net investment income (loss)									$	24,851	$15,097

	Class A	Class B	Class C	Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$7,228	$93	$438	$7,613	$232,596	$338	$247		$630	$1,149	$2,070
Reinvested	1,367	–	4	412	19,014	6	11		23	24	50
Redeemed	(22,373)	(2,100)	(480)	(9,204)	(140,911)	(606)	(692)		(1,035)	(1,694)	(1,738)
Net Increase (Decrease)	$(13,778)	$(2,007)	$(38)	$(1,179)	$110,699	$(262)	$(434)		$(382)	$(521)	$382
Shares:
Sold	719	10	43	760	23,002	34	24		61	111	200
Reinvested	148	–	1	45	2,069	1	1		3	3	5
Redeemed	(2,214)	(211)	(48)	(934)	(13,809)	(61)	(68)		(102)	(164)	(169)
Net Increase (Decrease)	(1,347)	(201)	(4)	(129)	11,262	(26)	(43)		(38)	(50)	36
Year Ended October 31, 2011
Dollars:
Sold	$10,988	$108	$603	$9,402	$406,887	$241	$569		$1,300	$1,080	$1,248
Reinvested	1,308	–	5	352	13,526	6	18		9	24	69
Redeemed	(25,789)	(2,583)	(414)	(8,646)	(131,142)	(452)	(1,846)		(2,201)	(1,253)	(2,917)
Net Increase (Decrease)	$(13,493)	$(2,475)	$194	$1,108	$289,271	$(205)	$(1,259	) $	(892)	$(149)	$(1,600)
Shares:
Sold	1,154	11	64	1,001	41,109	26	60		138	111	132
Reinvested	140	–	–	38	1,456	1	2		1	3	7
Redeemed	(2,712)	(275)	(44)	(921)	(13,714)	(47)	(197)		(244)	(130)	(310)
Net Increase (Decrease)	(1,418)	(264)	20	118	28,851	(20)	(135)		(105)	(16)	(171)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,401)	$–	$(4)	$(413)	$(19,014)	$(6)	$(11	) $	(23)	$(24)	$(50)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $ (1,401) $		–	$(4)	$(413)	$(19,014)	$(6)	$(11	) $	(23)	$(24)	$(50)
Year Ended October 31, 2011
From net investment
income	$(1,345)	$–	$(5)	$(352)	$(13,526)	$(6)	$(18	) $	(9)	$(24)	$(69)
From net realized gain on
investments	–	–	–	–	–	–	–		–	–	–
Total Dividends and Distributions $ (1,345)		$–	$(5)	$(352)	$(13,526)	$(6)	$(18	) $	(9)	$(24)	$(69)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										MidCap Blend Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	14,000	$	3,204
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions											62,360	111,775
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										340,473			58,385
			Net Increase (Decrease) in Net Assets Resulting from Operations							416,833		173,364

Dividends and Distributions to Shareholders
From net investment income											(7,270)	(15,700)
From net realized gain on investments										(110,330)		(49,428)
						Total Dividends and Distributions				(117,600)		(65,128)

Capital Share Transactions
Net increase (decrease) in capital share transactions										1,684,986		337,552
						Total increase (decrease) in net assets				1,984,219		445,788

Net Assets
Beginning of period										1,686,389		1,240,601
End of period (including undistributed net investment income as set forth below)										$3,670,608		$1,686,389
Undistributed (overdistributed) net investment income (loss)										$	8,920	$	(6,392)

	Class A		Class B	Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$501,563		$812	$91,328	$34,136	$481,539	$934,873	$6,256		$14,580	$60,678	$55,569	$48,945
Reinvested	39,698		1,582	1,898	11,863	13,638	34,874	122		497	1,258	2,946	3,256
Redeemed	(182,937)		(13,059)	(12,443)	(39,429)	(72,207)	(268,696)	(1,056)		(4,470)	(10,511)	(20,203)	(31,914)
Net Increase (Decrease)	$358,324	$(10,665)		$80,783	$6,570	$422,970	$701,051	$5,322		$10,607	$51,425	$38,312	$20,287
Shares:
Sold	34,556		58	6,527	2,454	33,300	63,600	442		1,049	4,197	3,756	3,342
Reinvested	3,081		127	154	954	1,045	2,665	10		40	99	225	251
Redeemed	(12,635)		(937)	(886)	(2,823)	(4,916)	(18,427)	(77)		(314)	(728)	(1,370)	(2,159)
Net Increase (Decrease)	25,002		(752)	5,795	585	29,429	47,838	375		775	3,568	2,611	1,434
Year Ended October 31, 2011
Dollars:
Sold	$177,196		$1,621	$22,855	$36,901	$61,210	$246,013	$528		$4,788	$8,297	$40,386	$18,444
Reinvested	25,881		1,334	720	8,659	9	20,239	96		291	968	715	1,887
Redeemed	(123,401)		(15,058)	(8,811)	(38,455)	(10,071)	(117,418)	(1,081)		(2,310)	(8,604)	(6,865)	(9,412)
Net Increase (Decrease)	$79,676	$(12,103)		$14,764	$7,105	$51,148	$148,834	$(457)		$2,769	$661	$34,236	$10,919
Shares:
Sold	12,797		118	1,703	2,736	4,256	17,761	39		356	600	2,895	1,314
Reinvested	1,970		105	57	680	1	1,522	7		23	74	54	143
Redeemed	(8,866)		(1,112)	(645)	(2,881)	(716)	(8,262)	(79)		(169)	(653)	(494)	(682)
Net Increase (Decrease)	5,901		(889)	1,115	535	3,541	11,021	(33)		210	21	2,455	775

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,389)	$	– $	–	$(308)	$(1,334)	$(3,843)	$–		$–	$(5)	$(189)	$(202)
From net realized gain on
investments	(40,212)		(1,617)	(2,579)	(11,573)	(12,982)	(33,675)	(122)		(503)	(1,253)	(2,757)	(3,057)
Total Dividends and
Distributions	$(41,601)		$(1,617)	$(2,579)	$(11,881)	$(14,316)	$(37,518)	$(122)		$(503)	$(1,258)	$(2,946)	$(3,259)
Year Ended October 31, 2011
From net investment
income	$(6,065)	$	– $	(147)	$(1,853)	$(3)	$(6,640)	$(15	) $	(60)	$(227)	$(186)	$(504)
From net realized gain on
investments	(20,835)		(1,392)	(862)	(6,815)	(6)	(16,553)	(81)		(231)	(741)	(529)	(1,383)
Total Dividends and
Distributions	$(26,900)		$(1,392)	$(1,009)	$(8,668)	$(9)	$(23,193)	$(96	) $	(291)	$(968)	$(715)	$(1,887)

See accompanying notes.

				STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Money Market Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	–		$–
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions											4		4
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies											–		–
			Net Increase (Decrease) in Net Assets Resulting from Operations								4		4

Capital Share Transactions
Net increase (decrease) in capital share transactions											(214,857)		14,549
						Total increase (decrease) in net assets					(214,853)		14,553

Net Assets
Beginning of period											1,338,634		1,324,081
End of period (including undistributed net investment income as set forth below)											$1,123,781		$1,338,634
Undistributed (overdistributed) net investment income (loss)										$	–		$–

	Class A		Class B	Class C	Class J	Institutional		R -1 (a)	R -2 (a)	R -3 (a)	R -4 (a)	R -5 (a)
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$442,667		$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193)		$(10,801)	$(10,236)	$(34,337)	$90,530		$(8,698)	$(21,198)	$(46,982)	$(24,170)	$(90,772)
Shares:
Sold	442,667		3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)		(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)
Year Ended October 31, 2011
Dollars:
Sold	$570,848		$10,967	$30,190	$194,727	$200,053		$3,245	$5,608	$25,655	$13,578	$54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$10,978	$(13,006)		$6,919	$6,664	$60,995		$(1,121)	$(4,510)	$(9,250)	$1,293	$(44,413)
Shares:
Sold	570,848		10,967	30,190	194,727	200,053		3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978		(13,006)	6,919	6,664	60,995		(1,121)	(4,510)	(9,250)	1,293	(44,413)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
Year Ended October 31, 2011
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal Capital Appreciation Fund
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)												$19,769	$13,650
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions												30,709	21,191
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies											143,648		52,912
			Net Increase (Decrease) in Net Assets Resulting from Operations								194,126		87,753

Dividends and Distributions to Shareholders
From net investment income											(14,952)		(17,064)
From net realized gain on investments											(20,341)		(37,979)
							Total Dividends and Distributions				(35,293)		(55,043)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(5,481)	490,980
							Total increase (decrease) in net assets				153,352		523,690

Net Assets
Beginning of period											1,609,783		1,086,093
End of period (including undistributed net investment income as set forth below)											$1,763,135		$1,609,783
Undistributed (overdistributed) net investment income (loss)												$16,402	$10,993

	Class A		Class B		Class C	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$47,070		$296		$4,193	$6,666	$126,157	$369		$267	$5,470	$6,152	$9,908
Reinvested	11,368		781		350	180	21,321	32		37	174	159	432
Redeemed	(99,930)		(22,507)		(4,688)	(2,480)	(94,082)	(348)		(502)	(4,108)	(5,048)	(13,170)
Net Increase (Decrease)	$(41,492)		$(21,430)		$(145)	$4,366	$53,396	$53		$(198)	$1,536	$1,263	$(2,830)
Shares:
Sold	1,170		9		122	160	3,131	9		7	136	156	249
Reinvested	309		25		11	5	572	1		1	5	5	12
Redeemed	(2,486)		(663)		(137)	(61)	(2,292)	(9)		(13)	(104)	(126)	(316)
Net Increase (Decrease)	(1,007)		(629)		(4)	104	1,411	1		(5)	37	35	(55)
Year Ended October 31, 2011
Dollars:
Sold	$49,738		$934		$5,427	$11,092	$332,965	$602		$1,342	$3,038	$4,982	$11,110
Issued in acquisitions	187,973		8,780		2,409	–	32,435	981		615	4,033	477	626
Reinvested	15,325		1,987		727	–	34,698	10		4	50	155	509
Redeemed	(100,072)		(20,490)		(5,624)	(1,235)	(85,931)	(257)		(190)	(645)	(733)	(6,867)
Net Increase (Decrease)	$152,964		$(8,789	) $	2,939	$9,857	$314,167	$1,336		$1,771	$6,476	$4,881	$5,378
Shares:
Sold	1,281		28		164	272	8,525	15		34	76	126	288
Issued in acquisitions	5,048		279		76	–	860	27		17	108	13	16
Reinvested	400		62		22	–	895	–		–	1	4	13
Redeemed	(2,576)		(618)		(170)	(33)	(2,171)	(7)		(5)	(17)	(19)	(175)
Net Increase (Decrease)	4,153		(249)		92	239	8,109	35		46	168	124	142

Distributions:
Year Ended October 31, 2012
From net investment
income	$(4,517	) $	– $		(28)	$(89)	$(9,974)	$(12)		$(13)	$(72)	$(64)	$(183)
From net realized gain on
investments	(7,223)		(807)		(344)	(113)	(11,364)	(20)		(24)	(102)	(95)	(249)
Total Dividends and
Distributions	$(11,740	) $	(807)		$(372)	$(202)	$(21,338)	$(32	) $	(37)	$(17) 4	$(159)	$(432)
Year Ended October 31, 2011
From net investment
income	$(4,465	) $	(72)		$(102)	$–	$(12,181)	$(3)		$(1)	$(18)	$(52)	$(170)
From net realized gain on
investments	(12,121)		(2,145)		(681)	–	(22,548)	(7)		(3)	(32)	(103)	(339)
Total Dividends and
Distributions	$(16,586	) $	(2,217)		$(783)	$–	$(34,729)	$(10)		$(4)	$(50)	$(155)	$(509)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Real Estate Securities Fund
											Year Ended				Year Ended
											October 31, 2012				October 31, 2011
Operations
Net investment income (loss)													$21,692		$	11,403
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions											255,235				147,048
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies											(60,814)					15,930
			Net Increase (Decrease) in Net Assets Resulting from Operations								216,113				174,381

Dividends and Distributions to Shareholders
From net investment income											(15,917)				(19,887)
							Total Dividends and Distributions				(15,917)				(19,887)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(470,648)				(123,807)
						Total increase (decrease) in net assets					(270,452)					30,687

Net Assets
Beginning of period											1,739,035				1,708,348
End of period (including undistributed net investment income as set forth below)											$1,468,583				$1,739,035
Undistributed (overdistributed) net investment income (loss)													$4,733		$	(124)

	Class A	Class B		Class C		Class J	Class P	Institutional		R-1	R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$58,341		$273	$7,270		$22,287	$10,328	$361,015		$2,999	$4,944		$17,954		$17,382	$28,913
Reinvested	1,030		–	–		1,015	75	11,207		28	75		308		331	1,051
Redeemed	(40,818)		(4,261)	(5,302)		(28,338)	(7,807)	(865,437)		(3,162)	(4,260)		(13,559)		(13,877)	(30,653)
Net Increase (Decrease)	$18,553		$(3,988)	$1,968		$(5,036)	$2,596	$(493,215	) $	(135)	$759		$4,703		$3,836	$(689)
Shares:
Sold	3,190		14	388		1,206	542	19,157		160	269		962		949	1,563
Reinvested	53		–	–		54	4	589		1	4		16		18	56
Redeemed	(2,190)		(229)	(287)		(1,552)	(409)	(45,765)		(167)	(235)		(733)		(745)	(1,622)
Net Increase (Decrease)	1,053		(215)	101		(292)	137	(26,019)		(6)	38		245		222	(3)
Year Ended October 31, 2011
Dollars:
Sold	$47,493		$605	$7,933		$22,577	$19,966	$254,379		$3,331	$2,945		$11,215		$15,235	$48,718
Reinvested	851		33	30		1,112	17	15,786		36	88		318		265	803
Redeemed	(45,445)		(4,644)	(4,593)		(31,772)	(2,248)	(436,253)		(3,789)	(6,202)		(15,280)		(8,962)	(18,355)
Net Increase (Decrease)	$2,899		$(4,006)	$3,370		$(8,083)	$17,735	$(166,088	) $	(422)	$(3,169	) $	(3,747)		$6,538	$31,166
Shares:
Sold	2,821		37	475		1,371	1,175	15,190		199	181		676		920	2,864
Reinvested	52		2	2		70	1	965		2	6		20		17	50
Redeemed	(2,666)		(279)	(276)		(1,949)	(138)	(26,502)		(231)	(384)		(928)		(559)	(1,112)
Net Increase (Decrease)	207		(240)	201		(508)	1,038	(10,347)		(30)	(197)		(232)		378	1,802

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,054	) $	–	$–		$(1,016)	$(214)	$(11,836	) $	(28)	$(76	) $	(311	) $	(331)	$(1,051)
From net realized gain on
investments	–		–	–		–	–	–		–	–		–		–	–
Total Dividends and Distributions $	(1,054	) $	–	$–		$(1,016)	$(214)	$(11,836	) $	(28)	$(76	) $	(311	) $	(331)	$(1,051)
Year Ended October 31, 2011
From net investment
income	$(928	) $	(35)	$(47	) $	(1,114)	$(61)	$(16,187	) $	(36)	$(88	) $	(321	) $	(265)	$(805)
From net realized gain on
investments	–		–	–		–	–	–		–	–		–		–	–
Total Dividends and Distributions $	(928	) $	(35)	$(47	) $	(1,114)	$(61)	$(16,187)		$(36)	$(88	) $	(321	) $	(265	$(805)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									Short-Term Income Fund
									Year Ended		Year Ended
									October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$	25,074	$24,178
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions										6,762	2,609
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies										27,088	(19,003)
		Net Increase (Decrease) in Net Assets Resulting from Operations								58,924	7,784

Dividends and Distributions to Shareholders
From net investment income									(23,851)		(25,538)
						Total Dividends and Distributions			(23,851)		(25,538)

Capital Share Transactions
Net increase (decrease) in capital share transactions									342,648		212,475
						Total increase (decrease) in net assets			377,721		194,721

Net Assets
Beginning of period									1,148,109		953,388
End of period (including undistributed net investment income as set forth below)									$1,525,830		$1,148,109
Undistributed (overdistributed) net investment income (loss)									$	1,229	$(3)

	Class A	Class C		Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$192,010	$35,046		$49,676	$42,318	$339,422	$1,966	$1,295	$8,843	$2,632	$2,317
Reinvested	5,166	713		1,318	345	15,282	16	10	61	37	51
Redeemed	(166,454)	(29,586)		(19,642)	(30,258)	(104,890)	(851)	(376)	(1,678)	(690)	(1,451)
Net Increase (Decrease)	$30,722	$6,173		$31,352	$12,405	$249,814	$1,131	$929	$7,226	$1,979	$917
Shares:
Sold	15,907	2,897		4,105	3,504	28,102	162	107	725	218	192
Reinvested	428	59		109	29	1,264	1	1	5	3	4
Redeemed	(13,849)	(2,450)		(1,628)	(2,505)	(8,683)	(70)	(31)	(139)	(57)	(120)
Net Increase (Decrease)	2,486	506		2,586	1,028	20,683	93	77	591	164	76
Year Ended October 31, 2011
Dollars:
Sold	$186,160	$37,839		$41,021	$37,607	$268,816	$804	$622	$716	$1,190	$2,981
Reinvested	6,713	1,065		1,361	141	14,623	18	7	68	14	44
Redeemed	(197,554)	(36,070)		(20,452)	(9,139)	(121,167)	(520)	(604)	(1,036)	(637)	(2,156)
Net Increase (Decrease)	$(4,681)	$2,834		$21,930	$28,609	$162,272	$302	$25	$(252)	$567	$869
Shares:
Sold	15,467	3,139		3,406	3,117	22,300	67	51	60	100	247
Reinvested	557	89		113	12	1,214	1	1	6	1	4
Redeemed	(16,396)	(2,994)		(1,700)	(762)	(10,074)	(43)	(51)	(86)	(53)	(179)
Net Increase (Decrease)	(372)	234		1,819	2,367	13,440	25	1	(20)	48	72

Distributions:
Year Ended October 31, 2012
From net investment
income	$(5,497)	$(851)		$(1,330)	$(642)	$(15,356)	$(16)	$(10)	$(61)	$(37)	$(51)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(5,497)	$(851	) $	(1,330)	$(642)	$(15,356)	$(16)	$(10)	$(61)	$(37)	$(51)
Year Ended October 31, 2011
From net investment
income	$(7,619)	$(1,400)		$(1,380)	$(247)	$(14,741)	$(18)	$(7)	$(68)	$(14)	$(44)
From net realized gain on
investments	–	–		–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(7,619)	$(1,400	) $	(1,380)	$(247)	$(14,741)	$(18)	$(7)	$(68)	$(14)	$(44)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SmallCap Blend Fund
								Year Ended		Year Ended
								October 31, 2012		October 31, 2011
Operations
Net investment income (loss)									$559		$(809)
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions									31,027		25,379
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies									(6,711)		(11,482)
		Net Increase (Decrease) in Net Assets Resulting from Operations							24,875		13,088

Capital Share Transactions
Net increase (decrease) in capital share transactions									123,474		(14,089)
					Total increase (decrease) in net assets				148,349		(1,001)

Net Assets
Beginning of period									210,140		211,141
End of period (including undistributed net investment income as set forth below)									$358,489		$210,140
Undistributed (overdistributed) net investment income (loss)									$560		$–

	Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$9,356	$69	$1,236	$6,155	$1,403	$201	$248	$681	$629	$1,496
Issued in acquisitions	57,056	3,357	5,812	70,064	8,169	2,375	2,481	5,877	2,360	8,892
Redeemed	(19,578)	(3,096)	(1,831)	(21,430)	(6,741)	(720)	(1,160)	(2,324)	(2,301)	(5,262)
Net Increase (Decrease)	$46,834	$330	$5,217	$54,789	$2,831	$1,856	$1,569	$4,234	$688	$5,126
Shares:
Sold	623	5	86	427	88	14	17	45	41	96
Issued in acquisitions	3,660	230	386	4,653	505	155	162	376	148	551
Redeemed	(1,299)	(221)	(125)	(1,475)	(435)	(48)	(78)	(151)	(147)	(331)
Net Increase (Decrease)	2,984	14	347	3,605	158	121	101	270	42	316
Year Ended October 31, 2011
Dollars:
Sold	$9,811	$120	$1,755	$6,759	$101	$61	$330	$224	$333	$1,060
Redeemed	(12,869)	(2,561)	(973)	(15,187)	(148)	(165)	(406)	(561)	(600)	(1,173)
Net Increase (Decrease)	$(3,058)	$(2,441)	$782	$(8,428)	$(47)	$(104)	$(76)	$(337)	$(267)	$(113)
Shares:
Sold	687	9	126	491	7	4	22	16	22	71
Redeemed	(906)	(191)	(72)	(1,108)	(10)	(11)	(29)	(38)	(41)	(79)
Net Increase (Decrease)	(219)	(182)	54	(617)	(3)	(7)	(7)	(22)	(19)	(8)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
Year Ended October 31, 2011
From net investment
income	$–	$–	$–	$–	$–	$–	$–	$–	$ – $	–
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–	$–	$–	$–	$ – $	–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Tax-Exempt Bond Fund
						Year Ended	Year Ended
						October 31, 2012	October 31, 2011
Operations
Net investment income (loss)						$10,163	$10,904
Net realized gain (loss) on investments, futures, options and swaptions, swap agreements,
and foreign currency transactions						1,206	(2,484)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, swap agreements,
and translation of assets and liabilities in foreign currencies						14,650	(3,415)
			Net Increase (Decrease) in Net Assets Resulting from Operations			26,019	5,005

Dividends and Distributions to Shareholders
From net investment income						(9,922)	(10,988)
					Total Dividends and Distributions	(9,922)	(10,988)

Capital Share Transactions
Net increase (decrease) in capital share transactions						17,611	(26,535)
					Total increase (decrease) in net assets	33,708	(32,518)

Net Assets
Beginning of period						231,517	264,035
End of period (including undistributed net investment income as set forth below)						$265,225	$231,517
Undistributed (overdistributed) net investment income (loss)						$737	$527

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$32,758		$120		$4,805
Reinvested	7,453		66		237
Redeemed	(25,232)		(1,144)		(1,452)
Net Increase (Decrease)	$14,979		$(958	) $	3,590
Shares:
Sold	4,425		16		648
Reinvested	1,006		9		32
Redeemed	(3,408)		(155)		(196)
Net Increase (Decrease)	2,023		(130)		484
Year Ended October 31, 2011
Dollars:
Sold	$18,754		$64		$1,672
Reinvested	7,207		122		214
Redeemed	(48,673)		(3,002)		(2,893)
Net Increase (Decrease)	$(22,712	) $	(2,816	) $	(1,007)
Shares:
Sold	2,714		9		239
Reinvested	1,042		18		31
Redeemed	(7,091)		(438)		(422)
Net Increase (Decrease)	(3,335)		(411)		(152)

Distributions:
Year Ended October 31, 2012
From net investment income $	(9,561	) $	(75	) $	(286)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions $	(9,561	) $	(75	) $	(286)
Year Ended October 31, 2011
From net investment income $ (10,561) $			(157	) $	(270)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(10,561)		$(157	) $	(270)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4 and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, Class C, and Class P shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Effective December 29, 2010, the initial purchase of $10,000 of Class P shares of Global Real Estate Securities Fund was made by Principal Management Corporation (the “Manager”).

Effective October 14, 2011, Principal Capital Appreciation Fund acquired all the assets and assumed all the liabilities of Disciplined LargeCap Blend Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 20,390,000 shares from Disciplined LargeCap Blend Fund for 6,444,000 shares valued at $238,329,000 of Principal Capital Appreciation Fund at an approximate exchange rate of .31,.37,.37,.31,.31,.31,.31,.31, and .31 for Class A, Class B, Class C, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of Disciplined LargeCap Blend Fund, with a fair value of approximately $228,717,000 and a cost of $220,304,000 at October 14, 2011 were the primary assets acquired by Principal Capital Appreciation Fund. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Fund were recorded at fair value; however, the cost basis of the investments received from Disciplined LargeCap Blend Fund was carried forward to align ongoing reporting of Principal Capital Appreciation Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of Disciplined LargeCap Blend Fund and Principal Capital Appreciation Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $238,329,000 ($452,119,000 of accumulated realized losses and $8,413,000 of unrealized appreciation) and $1,339,681,000, respectively. The aggregate net assets of Principal LargeCap Blend Fund immediately following the acquisition were $1,578,010,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Principal Capital Appreciation Fund, Principal Capital Appreciation Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $16,727,000 of net investment income, $102,521,000 of net realized and unrealized gain on investments, and $119,248,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Disciplined LargeCap Blend Fund that have been included in the Principal Capital Appreciation Fund’s statement of operations since October 14, 2011.

Effective October 14, 2011, Diversified International Fund acquired all the assets and assumed all the liabilities of International Growth Fund pursuant to a plan of acquisition approved by shareholders on October 3, 2011. The purpose of the acquisition was to combine two funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 124,321,000 shares from International Growth Fund for 99,562,000 shares valued at $922,006,000 of Diversified International Fund at an approximate exchange rate of .88,.88,.86,.87,.89,.87,.92,.86, and .86 for Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of International Growth Fund, with a fair value of approximately $902,337,000 and a cost of $878,076,000 at October 14, 2011 were the primary assets acquired by Diversified International Fund. For financial reporting purposes, assets received and shares issued by Diversified International Fund were recorded at fair value; however, the cost basis of the investments received from International Growth Fund was carried forward to align ongoing reporting of Diversified International Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of International Growth Fund and Diversified International Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $922,006,000 ($729,924,000 of accumulated realized losses and $24,261,000 of unrealized appreciation) and $1,823,376,000, respectively. The aggregate net assets of Diversified International Fund immediately following the acquisition were $2,745,382,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization (Continued)

Assuming the acquisition had been completed on November 1, 2010, the beginning of the fiscal year for Diversified International Fund, Diversified International Fund’s pro forma results of operations for the year ended October 31, 2011, would have been $53,804,000 of net investment income, $127,888,000 of net realized and unrealized loss on investments, and $74,084,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of International Growth Fund that have been included in the Diversified International Fund’s statement of operations since October 14, 2011.

Effective February 17, 2012, SmallCap Blend Fund acquired all the assets and assumed all the liabilities of SmallCap Growth Fund and SmallCap Value Fund pursuant to a plan of acquisition approved by shareholders on February 6, 2012. The purpose of the acquisition was to combine three funds managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisitions were accomplished by a tax-free exchange of 9,305,000 and 5,577,000 shares from SmallCap Growth Fund and SmallCap Value Fund, respectively, for 5,048,000 and 5,779,000 shares valued at $77,655,000 and $88,788,000 of SmallCap Blend Fund at an approximate exchange rate of .55, .56, .55, .53, .57, .54, .55, .55, .56 and .56 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares and 1.04, 1.07, 1.05, 1.04, 1.01, 1.04, 1.04, 1.04, 1.02 and 1.02 for Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4 and R-5 classes of shares, respectively. The investment securities of SmallCap Growth Fund, with a fair value of approximately $76,026,000 and a cost of $66,907,000, and the investment securities of SmallCap Value Fund with a fair value of approximately $86,640,000 and a cost of $79,096,000 at February 17, 2012 were the primary assets acquired by SmallCap Blend Fund. For financial reporting purposes, assets received and shares issued by SmallCap Blend Fund were recorded at fair value; however, the cost basis of the investments received from SmallCap Growth Fund and SmallCap Value Fund was carried forward to align ongoing reporting of SmallCap Blend Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of SmallCap Growth Fund, SmallCap Value Fund and SmallCap Blend Fund immediately prior to the acquisition in accordance with U.S. GAAP were approximately $77,655,000 ($21,950,000 of accumulated realized losses and $9,119,000 of unrealized appreciation), $88,788,000 ($22,070,000 of accumulated realized losses and $7,544,000 of unrealized appreciation), and $233,320,000, respectively. The aggregate net assets of SmallCap Blend Fund immediately following the acquisition were $399,763,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitations.

Assuming the acquisition had been completed on November 1, 2011, the beginning of the fiscal year for SmallCap Blend Fund, SmallCap Blend Fund’s pro forma results of operations for the period ended April 30, 2012, would have been $423,000 of net investment gain, $43,477,000 of net realized and unrealized gain on investments, and $43,900,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Blend Fund that have been included in the SmallCap Blend Fund’s statement of operations since February 17, 2012.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Fund values its securities, other than holdings of other publically traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global Real Estate		International
International Fund		Securities Fund		Emerging Markets Fund
Euro	17.8%	Australian Dollar	10.3%	Hong Kong Dollar	18.9%
British Pound	17.4	Hong Kong Dollar	10.2	South Korean Won	14.3
Japanese Yen	11.8	Japanese Yen	8.2	Taiwan New Dollar	9.0
Canadian Dollar	9.8	British Pound	6.7	Brazilian Real	7.4
Hong Kong Dollar	5.7	Euro	5.0	South African Rand	5.3
Swiss Franc	5.4

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2012, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

Gains realized upon the disposition of Indian securities held by the Funds may be subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on Indian securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2012, Diversified International Fund had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $4,542,000 that expires in 2017 and 2020, and International Emerging Markets Fund had a foreign tax refund receivable of $5,900, no deferred tax liability, and an approximate capital loss carryforward of $19,361,000 that expires in 2017 and 2020, relating to Indian securities.

Recent Accounting Pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-11 Disclosures about Offsetting Assets and Liabilities to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the “statement of assets and liabilities”. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. Details of the floating rate notes are included in each Funds’ schedule of investments.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of October 31, 2012 are included in the schedules of investments.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Line of Credit. The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2012, Bond & Mortgage Securities Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, High Yield Fund, International Emerging Markets Fund, LargeCap Value Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, SmallCap Blend Fund, and Tax-Exempt Bond Fund, each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the period Global Diversified Income Fund wrote call and put options on futures, swaps, securities, indices and currencies it owns or in which it may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2012, were as follows:

Global Diversified Income Fund	Number of Contracts	Premium (thousands)
Beginning of period	—	$—
Options written	6,856,473	63,030
Options expired	(652,934)	(8,787)
Options closed	(6,060,502)	(45,386)
Options exercised	(34,743)	(756)
Balance at end of period	108,294	8,101

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities and the change in unrealized is shown as a separate line item called unfunded loan commitments on the statements of operations.

Swap Agreements. Bond & Mortgage Securities Fund and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount.

As of October 31, 2012 counterparties had pledged collateral for swap agreements of $105,000 for Bond & Mortgage Securities Fund. This collateral is maintained in a segregated account by the counterparties for the benefit of the fund.

Details of swap agreements open at period end are included in the Funds' schedules of investments.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The securities purchased on a TBA or when-issued basis are identified as such in the Funds’ schedules of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2012			Liability Derivatives October 31, 2012
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,098
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$47	Payables	$21
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$65	Payables, Net Assets Consist of Net unrealized	$22
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	112		$2,141
Global Diversified Income Fund
Equity contracts	Receivables		$—	Payables	$3,141
Foreign exchange contracts	Receivables		$331	Payables	$96
		Total $	331		$3,237
Inflation Protection Fund
Foreign exchange contracts	Receivables		$25	Payables	$—
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$630* Payables, Net Assets Consist of Net unrealized		$662	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total $	655		$662
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$2,266	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$873	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Short-Term Income Fund
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$172	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$116	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

3. Operating Policies (Continued)

			Change in Unrealized
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Appreciation/(Depreciation) of
as hedging instruments	Recognized in Operations	Recognized in Operations	Derivatives Recognized in Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$(6,099)	$(1,550)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$100	$(7)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(59)	$43
	transactions and Swap agreements/Change
	in unrealized appreciation/(depreciation) of
	Swap agreements
	Total	$(6,058)	$(1,514)

Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Investment	$3,467	$4,960
	transactions and Options and
	swaptions/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$553	$235
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$4,020	$5,195

Global Real Estate Securities Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$2,340	$129
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$(778)	$(1,503)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements

Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Foreign	$24	$43
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$(3,684)	$480
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$(3,660)	$523

LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$15,462	$(2,703)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$5,560	$(2,140)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Short-Term Income Fund
Interest rate contracts	Net realized gain (loss) from Futures	$(2,271)	$(222)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$530	$(290)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

3. Operating Policies (Continued)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Inflation Protection Fund and Short-Term Income Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2012.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation (Continued)

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided inputs to value Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant transfers into or out of Level 3 and the table below shows the amounts that were transferred from Level 1 to Level 2 at October 31, 2012 because of movement from exchange close prices received to bid prices received for preferred securities.

Diversified International Fund	$29,995,101
Global Diversified Income Fund	$3,778,247
International Emerging Markets Fund	$73,303,816

The following is a summary of the inputs used as of October 31, 2012, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds		$—	$1,309,589	$11,935	$1,321,524
Common Stocks
Technology		4	—	—	4
Repurchase Agreements		—	85,065	—	85,065
Senior Floating Rate Interests		—	44,581	—	44,581
U.S. Government & Government Agency Obligations		—	1,127,890	—	1,127,890
	Total investments in securities $	4	$2,567,125	$11,935	$2,579,064
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$46	$—	$46
Interest Rate Contracts**
Interest Rate Swaps		$—	$65	$—	$65
Liabilities
Credit Contracts**
Credit Default Swaps		$—	$(2,098)	$—	$(2,098)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(20)	$—	$(20)
Interest Rate Contracts**
Interest Rate Swaps		$—	$(22)	$—	$(22)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

California Municipal Fund
Investment Companies		$4,500	$—	$—	$4,500
Municipal Bonds		—	229,203	—	229,203
	Total investments in securities $	4,500	$229,203	$—	$233,703

Diversified International Fund
Common Stocks
Basic Materials		$128,094	$242,207	$—	$370,301
Communications		19,800	195,725	—	215,525
Consumer, Cyclical		55,375	362,586	—	417,961
Consumer, Non-cyclical		41,973	466,717	—	508,690
Diversified		5,338	17,169	—	22,507
Energy		95,931	264,798	—	360,729
Financial		138,206	689,508	—	827,714
Industrial		54,746	295,043	—	349,789
Technology		—	168,551	—	168,551
Utilities		3,733	87,186	—	90,919
Preferred Stocks
Basic Materials		—	16,766	—	16,766
Consumer, Cyclical		—	28,219	—	28,219
Consumer, Non-cyclical		—	13,508	—	13,508
Financial		—	14,830	—	14,830
Repurchase Agreements		—	61,312	—	61,312
	Total investments in securities $	543,196	$2,924,125	$—	$3,467,321

Equity Income Fund
Common Stocks*		$4,155,708	$—	$—	$4,155,708
Repurchase Agreements		—	83,498	—	83,498
	Total investments in securities $	4,155,708	$83,498	$—	$4,239,206

Global Diversified Income Fund
Bonds		$—	$3,105,958	$26,605	$3,132,563
Common Stocks
Basic Materials		5,556	5,422	—	10,978
Communications		114,625	14,885	1,507	131,017
Consumer, Cyclical		4,835	8,968	—	13,803
Consumer, Non-cyclical		35,355	12,211	—	47,566
Diversified		—	5,137	—	5,137
Energy		408,793	11,926	—	420,719
Exchange Traded Funds		740	—	—	740
Financial		166,573	160,160	—	326,733
Industrial		19,075	9,361	—	28,436
Technology		5,431	3,602	—	9,033
Utilities		202,746	13,969	—	216,715
Convertible Bonds		—	69	—	69
Convertible Preferred Stocks
Financial		3,779	—	—	3,779
Credit Linked Structured Notes		—	20,818	6,413	27,231
Preferred Stocks
Communications		32,776	3,339	—	36,115
Energy		70	—	—	70
Financial		288,302	65,267	3,117	356,686
Government		—	9,738	—	9,738
Industrial		1,058	—	—	1,058
Utilities		4,415	—	—	4,415
Repurchase Agreements		—	120,038	—	120,038
Senior Floating Rate Interests		—	387,234	—	387,234
	Total investments in securities $	1,294,129	$3,958,102	$37,642	$5,289,873
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$331	$—	$331
Liabilities
Equity Contracts**
Options		$(3,141)	$—	$—	$(3,141)
Foreign Exchange Contracts**
Foreign Currency Contracts		$—	$(96)	$—	$(96)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$—	$13,305	$—	$13,305
Consumer, Non-cyclical	—	6,121	—	6,121
Diversified	—	22,786	—	22,786
Financial	564,134	481,763	—	1,045,897
Industrial	6,873	—	—	6,873
Total investments in securities $	571,007	$523,975	$—	$1,094,982

Government & High Quality Bond Fund
Bonds	$—	$570,478	$20,236	$590,714
Repurchase Agreements	—	46,548	—	46,548
U.S. Government & Government Agency Obligations	—	1,299,014	—	1,299,014
Total investments in securities $	—	$1,916,040	$20,236	$1,936,276

High Yield Fund
Bonds	$—	$3,112,506	$32,026	$3,144,532
Common Stocks*	7,800	—	—	7,800
Convertible Bonds	—	—	3,623	3,623
Preferred Stocks
Financial	—	23,127	—	23,127
Repurchase Agreements	—	206,004	—	206,004
Senior Floating Rate Interests	—	543,439	—	543,439
Total investments in securities $	7,800	$3,885,076	$35,649	$3,928,525

Income Fund
Bonds	$—	$1,541,803	$10,692	$1,552,495
Common Stocks
Financial	—	—	10	10
Industrial	—	—	—	—
Convertible Bonds	—	7,581	—	7,581
Repurchase Agreements	—	144,521	—	144,521
Senior Floating Rate Interests	—	11,752	—	11,752
U.S. Government & Government Agency Obligations	—	627,323	—	627,323
Total investments in securities $	—	$2,332,980	$10,702	$2,343,682

Inflation Protection Fund
Bonds	$—	$28,813	$643	$29,456
U.S. Government & Government Agency Obligations	—	763,469	—	763,469
Total investments in securities $	—	$792,282	$643	$792,925
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$25	$—	$25
Interest Rate Contracts**
Futures	$122	$—	$—	$122
Interest Rate Swaps	$—	$508	$—	$508
Liabilities
Interest Rate Contracts**
Futures	$(79)	$—	$—	$(79)
Interest Rate Swaps	$—	$(583)	$—	$(583)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

International Emerging Markets Fund
Common Stocks
Basic Materials		$84,719	$73,063	$—	$157,782
Communications		43,532	81,534	—	125,066
Consumer, Cyclical		14,115	130,093	—	144,208
Consumer, Non-cyclical		93,120	43,317	—	136,437
Diversified		11,035	35,712	—	46,747
Energy		101,895	101,951	—	203,846
Financial		92,807	282,364	—	375,171
Industrial		21,946	140,048	—	161,994
Technology		4,467	160,042	—	164,509
Utilities		4,813	26,699	—	31,512
Preferred Stocks
Basic Materials		—	30,691	—	30,691
Consumer, Cyclical		—	3,546	—	3,546
Financial		—	25,489	—	25,489
Repurchase Agreements		—	10,142	—	10,142
	Total investments in securities $	472,449	$1,144,691	$—	$1,617,140

LargeCap Growth Fund
Common Stocks*		$2,369,321	$—	$—	$2,369,321
Repurchase Agreements		—	31,096	—	31,096
	Total investments in securities $	2,369,321	$31,096	$—	$2,400,417

LargeCap S&P 500 Index Fund
Common Stocks*		$2,740,814	$—	$—	$2,740,814
Repurchase Agreements		—	75,816	—	75,816
	Total investments in securities $	2,740,814	$75,816	$—	$2,816,630
Liabilities
Equity Contracts**
Futures		$(2,266)	$—	$—	$(2,266)

LargeCap Value Fund
Common Stocks*		$1,814,797	$—	$—	$1,814,797
Repurchase Agreements		—	33,892	—	33,892
	Total investments in securities $	1,814,797	$33,892	$—	$1,848,689
Liabilities
Equity Contracts**
Futures		$(873)	$—	$—	$(873)

MidCap Blend Fund
Common Stocks
Basic Materials		$126,460	$—	$—	$126,460
Communications		719,598	—	—	719,598
Consumer, Cyclical		518,599	—	—	518,599
Consumer, Non-cyclical		544,948	21,543	—	566,491
Diversified		53,374	—	—	53,374
Energy		298,109	—	—	298,109
Financial		983,557	—	—	983,557
Industrial		169,321	—	—	169,321
Technology		146,802	—	—	146,802
Utilities		62,643	—	—	62,643
Repurchase Agreements		—	12,609	—	12,609
	Total investments in securities $	3,623,411	$34,152	$—	$3,657,563

Money Market Fund
Bonds		$—	$167,052	$—	$167,052
Certificate of Deposit		—	5,800	—	5,800
Commercial Paper		—	704,312	—	704,312
Investment Companies		49,270	—	—	49,270
Municipal Bonds		—	92,400	—	92,400
Repurchase Agreements		—	110,000	—	110,000
	Total investments in securities $	49,270	$1,079,564	$—	$1,128,834

Principal Capital Appreciation Fund
Common Stocks*		$1,724,628	$—	$—	$1,724,628
Repurchase Agreements		—	41,028	—	41,028
	Total investments in securities $	1,724,628	$41,028	$—	$1,765,656

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2012

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Real Estate Securities Fund
Common Stocks*		$1,465,742	$—	$—	$1,465,742
Repurchase Agreements		—	3,564	—	3,564
	Total investments in securities $	1,465,742	$3,564	$—	$1,469,306

Short-Term Income Fund
Bonds		$—	$1,456,412	$13,644	$1,470,056
Municipal Bonds		—	5,470	—	5,470
Repurchase Agreements		—	29,025	—	29,025
U.S. Government & Government Agency Obligations		—	4,075	—	4,075
	Total investments in securities $	—	$1,494,982	$13,644	$1,508,626
Liabilities
Interest Rate Contracts**
Futures		$(172)	$—	$—	$(172)

SmallCap Blend Fund
Common Stocks*		$347,581	$—	$—	$347,581
Repurchase Agreements		—	11,909	—	11,909
	Total investments in securities $	347,581	$11,909	$—	$359,490
Liabilities
Equity Contracts**
Futures		$(116)	$—	$—	$(116)

Tax-Exempt Bond Fund
Bonds		$—	$650	$—	$650
Municipal Bonds		—	272,921	—	272,921
	Total investments in securities $	—	$273,571	$—	$273,571

*For additional detail regarding sector classifications, please see the Schedule of Investments.

**Futures, foreign currency contracts, and swaps are valued at the unrealized appreciation/(depreciation) of the instrument.

The changes in investments measured at fair value for which the Fund's have used Level 3 inputs to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums
		and Change								Net Change in Unrealized
	Value	Realized	in		Proceeds Transfers Transfers				Value	Appreciation/(Depreciation)
	October	Gain/	Unrealized		from into Level Out of				October 31,	on Investments Held at
Fund	31, 2011	(Loss)	Gain/(Loss) Purchases		Sales		3*	Level 3**	2012	October 31, 2012
Bond & Mortgage Securities Fund
Bonds	$20,849	$(2,761)	$2,996	$5,077	$(11,719	) $	2,062	$(4,569)	$11,935	$139
Common Stocks
Technology	17	—	—	—	—		—	(17)	—	—
Total $	20,866	$(2,761)	$2,996	$5,077	$(11,719	) $	2,062	$(4,586)	$11,935	$139

Global Diversified Income Fund
Bonds	$16,551	$(14)	$(169)	$22,545	$(1,038	) $	—	$(11,270)	$26,605	$240
Common Stocks
Communications	175	—	28	1,304	—		—	—	1,507	28
Consumer,Cyclical	—	—	(124)	124	—		—	—	—	(124)
Financial	283	—	(27)	—	(256)		—	—	—	—
Industrial	—	—	—	—	—		—	—	—	—
Credit Linked	—	—	79	6,334	—		—	—	6,413	50
Structured Notes
Preferred Stocks
Financial	3,112	—	5	—	—		—	—	3,117	5
Total $	20,121	$(14)	$(208)	$30,307	$(1,294	) $	—	$(11,270)	$37,642	$199

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation (Continued)
			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
	Value	Realized and Change			Proceeds		Transfers	Transfers	Value Appreciation/(Depreciation)
October 31,		Gain/	in Unrealized		from into Level			Out of	October 31,	on Investments Held at
Fund	2011	(Loss)	Gain/(Loss) Purchases		Sales		3*	Level 3**	2012	October 31, 2012

Government & High Quality Bond Fund
Bonds	$12,503	$—	$130	$13,496	$(346	) $	—	$(5,547)	$20,236	134
Total $	12,503	$—	$130	$13,496	$(346	) $	—	$(5,547)	$20,236	$134

High Yield Fund
Bonds	$39,909	$3,456	$(946)	$28,989	$(38,052	) $	8,520	$(9,850)	$32,026	$(343)
Common Stocks
Consumer,Cyclical	—	—	—	—	—		—	—	—	—
Consumer, Non-	1	—	(1)	—	—		—	—	—	(1)
Cyclical
Energy	922	915	(915)	—	(922)		—	—	—	—
Technology	202	—	(202)	—	—		—	—	—	—
Convertible Bonds	10,816	—	(1,554)	39,118	(44,656)		—	(101)	3,623	(1,575)
Total $	51,850	$4,371	$(3,618)	$68,107	$(83,630	) $	8,520	$(9,951)	$35,649	$(1,919)

Short-Term Income Fund
Bonds	$—	$—	$24	$13,912	$(293	) $	1	$—	$13,644	24
Total $	—	$—	$24	$13,912	$(293	) $	1	$—	$13,644	$24

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted.

2. Securities that have certain restrictions on trading;

3. Instances where a security is illiquid

4. Instances in which a security is not priced by a pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading resumes

2. Securities where trading restrictions have expired

3. Instances where a security is no longer illiquid

4. Instances in which a price becomes available from a pricing service.

At the end of the period, there were no other Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

	Net Assets of Funds (in millions)						Net Assets of Funds (in millions)
Over
	First	Next	Next		$1.5	First		Next	Next	Over $1.5
	$500	$500	$500		billion	$ 500		$500	$500	billion
Global Real Estate Securities Fund	.90%	.88%	.86%		.85% SmallCap Blend Fund		.75	.73	.71	.70
Inflation Protection Fund	.40	.38	.36		.35	Tax-Exempt Bond Fund	.45	.43	.41	.40

		Net Assets of Fund							Net Assets of Funds
		First $1		Over	$ 1			First $2		Over $2
		billion			billion				billion	billion
California Municipal Fund		.45%			.40%	Government & High Quality Bond Fund			.50%	.45%
						Income Fund			.50	.45

	Net Assets of Fund (in millions)						Net Assets of Fund (in millions)
	First	Next			Over		First		Next	Over $1
	$200	$300			$500		$500		$500	billion
Short-Term Income Fund	.50%	.45%			.40%	Principal Capital Appreciation Fund	.625%		.50%	.375%

	Net Assets of Fund (in millions)
First			Over
$250			$250
High Yield Fund	.625%		.50%

			Net Assets of Funds (in millions)
		First	Next	Next	Next	Next $1 Over $3
		$500	$500	$500	$500	billion	billion
Bond & Mortgage Securities Fund		.55%	.53%	.51%	.50%	.48%	.45%
Diversified International Fund		.90	.88	.86	.85	.83	.80
Global Diversified Income Fund		.80	.78	.76	.75	.73	.70
International Emerging Markets Fund		1.20	1.18	1.16	1.15	1.14	1.13
Large Cap Value Fund		.45	.43	.41	.40	.39	.38
MidCap Blend Fund		.65	.63	.61	.60	.59	.58
Money Market Fund		.40	.39	.38	.37	.36	.35
Real Estate Securities Fund		.85	.83	.81	.80	.79	.78

			Net Assets of Fund (in millions)
		First	Next	Next $1 Next $1		Over $3
		$500	$500	billion	billion	billion
LargeCap Growth Fund		.68%	.65%	.62%	.58%	.55%

		Net Assets of Fund (in millions)
		First	Next	Over
		$250	$250	$500
Equity Income Fund		.60%	.55%	.50%

			All Net Assets
LargeCap S&P 500 Index Fund			.15%

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2011 through October 31, 2012
	Class A		Class B		Class C		Class J	Institutional	Expiration
Bond & Mortgage Securities Fund	.94%		1.60%		1.75%		N/A	N/A	February 28, 2013
California Municipal Fund	N/A		1.82		N/A		N/A	N/A	February 28, 2013
Diversified International Fund	N/A		2.47		2.08		N/A	N/A	February 28, 2013
Equity Income Fund	N/A		1.97		N/A		N/A	N/A	February 28, 2013
Global Diversified Income Fund	1.25		N/A		2.00		N/A	.90%	February 28, 2013
Global Real Estate Securities Fund	1.45		N/A		2.20		N/A	.95	February 28, 2013
Government & High Quality Bond Fund	.88		1.65		1.63		1.00%	N/A	February 28, 2014
High Yield Fund	N/A		1.92		N/A		N/A	N/A	February 28, 2013
Income Fund	N/A		1.90		N/A		1.10	N/A	February 28, 2013
Inflation Protection Fund	.90		N/A		1.65		1.15	N/A	February 28, 2013
International Emerging Markets Fund	N/A		2.78		2.80		N/A	N/A	February 28, 2013
LargeCap Growth Fund	N/A		2.25		N/A		N/A	N/A	February 28, 2013
LargeCap S&P 500 Index Fund	.70		N/A		1.30		N/A	N/A	February 28, 2013
LargeCap Value Fund	N/A		2.00		1.70		N/A	N/A	February 28, 2013
MidCap Blend Fund	1.23	*	2.09		1.95		N/A	N/A	February 28, 2013
Money Market Fund	N/A		1.55		1.79		N/A	N/A	February 28, 2013
Principal Capital Appreciation Fund	N/A		1.99		1.82		N/A	N/A	February 28, 2013
Real Estate Securities Fund	1.45		2.20		2.20		N/A	N/A	February 28, 2013
Short-Term Income Fund	.95	*	N/A		1.67		1.07	N/A	February 28, 2013
SmallCap Blend Fund	1.35	**	2.29	**	2.08	**	N/A	0.80^	February 28, 2014
Tax-Exempt Bond Fund	.85		1.60		1.60		N/A	N/A	February 28, 2013

*	Expired February 29, 2012.
**	Prior to December 21, 2011 the expense limit was 1.63%, 2.38% and 2.20% for Class A, Class B and Class C shares, respectively.
^	Period from December 21, 2011 through April 30, 2012.

		Period from November 1, 2011 through October 31, 2012
	R -1	R -2	R -3	R -4	R -5	Expiration
Government & High Quality Bond Fund	1.29%	1.16%	.98%	.79%	.67%	February 28, 2014
Short-Term Income Fund	1.30	1.18	.99	.79	.68	February 28, 2013

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013 (through the period ending February 28, 2014 for Government & High Quality Bond Fund). The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Blend Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make and acquired fund fees and expenses) attributable to the Institutional class of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

	Expense Limit		Expense Limit
Diversified International Fund	.93%	LargeCap S&P 500 Index Fund	.20%
High Yield Fund	.56	MidCap Blend Fund	.70
International Emerging Markets Fund	1.34	Short-Term Income Fund	.54

The Manager has contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2013.

In addition, the Manager has voluntarily agreed to limit expenses attributable to Institutional Class shares of Money Market Fund. The expense limit will maintain a total level of operating expenses (expressed as a percent of net assets on an annualized basis) not to exceed .43%. The expense limit may be terminated at any time.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25% and .10% for, Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Money Market Fund	Class J	.25
Short-Term Income Fund	Class A	.15

The Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares (with the exception of Money Market Fund) through February 28, 2013 (through the period ending February 28, 2014 for Government & High Quality Bond Fund). The limit will maintain the level of distribution fees not to exceed .25% for Class J shares. Prior to January 1, 2012, the limit was a voluntary limit of .30%.

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C, R-1, R-2, R-3 and R-4 shares, respectively. The expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for the LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, California Municipal Fund, Global Diversified Income Fund, High Yield Fund, Inflation Protection Fund, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2012, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$93	$3	$3	$12
California Municipal Fund	24	—	1	NA
Diversified International Fund	156	6	1	17
Equity Income Fund	342	14	7	—
Global Diversified Income Fund	1,928	NA	226	NA
Global Real Estate Securities Fund	24	NA	1	NA
Government & High Quality Bond Fund	535	5	30	33
High Yield Fund	465	18	73	NA
Income Fund	314	6	15	31
Inflation Protection Fund	40	NA	1	3
International Emerging Markets Fund	154	4	3	21
LargeCap Growth Fund	195	5	1	3
LargeCap S&P 500 Index Fund	74	NA	3	26
LargeCap Value Fund	108	3	0	6
MidCap Blend Fund	674	10	17	23
Money Market Fund	2	23	7	117
Principal Capital Appreciation Fund	209	11	3	NA
Real Estate Securities Fund	154	5	8	12
Short-Term Income Fund	532	—	25	32
SmallCap Blend Fund	107	3	1	6
Tax-Exempt Bond Fund	82	2	2	NA

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2012, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Institutional
Bond & Mortgage Securities Fund	—	16,484
Diversified International Fund	—	59,628
Equity Income Fund	—	55,978
Global Real Estate Securities Fund	—	75
Government & High Quality Bond Fund	—	2
High Yield Fund	—	40
Income Fund	—	15,621
Inflation Protection Fund	—	25,643
International Emerging Markets Fund	—	5,068
LargeCap Growth Fund	—	9,209
LargeCap Value Fund	—	7,736
MidCap Blend Fund	—	39
Money Market Fund	132	24,540
Principal Capital Appreciation Fund	—	4,561
Real Estate Securities Fund	—	25,094
Short-Term Income Fund	—	11,430
SmallCap Blend Fund	—	2,669

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $99,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2012.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2012 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
Bond & Mortgage Securities Fund	217	$2,360	LargeCap Growth Fund	263	$2,075
California Municipal Fund	18	179	LargeCap Value Fund	155	1,542
Diversified International Fund	324	3,044	MidCap Blend Fund	585	8,142
Equity Income Fund	290	5,385	Money Market Fund	3,320	3,320
Government & High Quality Bond Fund	340	3,837	Principal Capital Appreciation Fund	115	3,935
High Yield Fund	379	2,903	Real Estate Securities Fund	132	2,445
Income Fund	153	1,485	SmallCap Blend Fund	162	2,268
International Emerging Markets Fund	87	1,954	Tax-Exempt Bond Fund	75	550

7. Investment Transactions

For the year ended October 31, 2012, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$4,000,651	$3,888,041	International Emerging Markets Fund	$1,706,084	$1,583,667
California Municipal Fund	48,214	57,199	LargeCap Growth Fund	1,460,500	1,576,690
Diversified International Fund	2,730,840	2,209,142	LargeCap S&P 500 Index Fund	280,148	88,536
Equity Income Fund	1,307,811	900,266	LargeCap Value Fund	2,011,352	1,904,939
Global Diversified Income Fund	4,003,721	1,829,835	MidCap Blend Fund	2,133,574	550,805
Global Real Estate Securities Fund	1,336,079	616,383	Principal Capital Appreciation Fund	136,952	152,640
Government & High Quality Bond Fund	864,853	816,249	Real Estate Securities Fund	710,289	1,140,461
High Yield Fund	2,853,004	2,516,221	Short-Term Income Fund	944,920	610,575
Income Fund	776,600	243,075	SmallCap Blend Fund	282,836	324,328
Inflation Protection Fund	—	13,002	Tax-Exempt Bond Fund	83,436	59,245

For the year ended October 31, 2012, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$1,192,315	$963,180	Income Fund	$55,375	$17,526
Global Diversified Income Fund	7,301	—	Inflation Protection Fund	1,156,978	1,138,287
Government & High Quality Bond Fund	182,489	126,596	Short-Term Income Fund	1,658	1,617
High Yield Fund	200,830	302,821

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 30, 2012 and October 31, 2011 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income		Tax-Exempt Income*			Capital Gain^		Return of Capital
	2012	2011	2012		2011	2012	2011	2012	2011
Bond & Mortgage Securities Fund	$69,911	$75,766	$—	$	— $	— $	— $	— $	1,891
California Municipal Fund	15	139	9,159		11,020	—	—	—	—
Diversified International Fund	40,930	23,568	—		—	—	—	—	—
Equity Income Fund	110,312	96,794	—		—	—	—	—	—
Global Diversified Income Fund	200,495	125,150	—		—	8,978	3,747	—	—
Global Real Estate Securities Fund	13,934	3,829	—		—	—	136	—	—
Government & High Quality Bond Fund	64,963	64,498	—		—	—	—	—	—
High Yield Fund	270,385	272,231	—		—	97,367	49,449	—	—
Income Fund	90,963	77,381	—		—	—	—	—	136
Inflation Protection Fund	2,585	22,129	—		—	—	—	—	—
International Emerging Markets Fund	17,557	7,252	—		—	—	—	—	—
LargeCap Growth Fund	5,364	—	—		—	—	—	—	—
LargeCap S&P 500 Index Fund	41,058	28,555	—		—	—	—	—	—
LargeCap Value Fund	20,946	15,354	—		—	—	—	—	—
MidCap Blend Fund	23,275	16,656	—		—	94,325	48,472	—	—
Principal Capital Appreciation Fund	20,224	18,397	—		—	15,069	36,646	—	—
Real Estate Securities Fund	15,917	19,887	—		—	—	—	—	—
Short-Term Income Fund	23,851	25,538	—		—	—	—	—	—
Tax-Exempt Bond Fund	18	117	9,904		10,871	—	—	—	—

*The funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^ The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2012, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed	Undistributed
	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
California Municipal Fund	$—	$44	$—
Diversified International Fund	65,764	—	—
Equity Income Fund	6,031	—	—
Global Diversified Income Fund	32,682	—	33,868
Global Real Estate Securities Fund	62,468	—	—
High Yield Fund	33,044	—	6,370
Income Fund	527	—	—
Inflation Protection Fund	1,777	—	—
International Emerging Markets Fund	19,818	—	—
LargeCap Growth Fund	5,356	—	—
LargeCap S&P 500 Index Fund	36,447	—	—
LargeCap Value Fund	24,851	—	—
MidCap Blend Fund	34,066	—	54,019
Principal Capital Appreciation Fund	16,402	—	20,351
Real Estate Securities Fund	4,730	—	—
Short-Term Income Fund	1,229	—	—
SmallCap Blend Fund	560	—	—
Tax-Exempt Bond Fund	—	140	—

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

As of October 31, 2012, Bond & Mortgage Securities Fund, Government & High Quality Bond Fund, and Money Market Fund had no distributable earnings on a federal income tax basis.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2012, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

			Net Capital Loss Carryforward Expiring In:					No Expiration
								Short -	Long -			Annual
	2014		2015	2016	2017	2018	2019	Term		Term	Total Limitations*
Bond & Mortgage Securities Fund	$—	$	— $	2,545	$135,017	$—	$20,018	$—	$	— $ 157,580		$—
California Municipal Fund	—		483	10,723	21,987	3,189	6,663	—		—	43,045	—
Diversified International Fund	—		174,980	104,394	469,054	—	—	55,287		—	803,715	38,411
Equity Income Fund	—		—	186,074	407,289	—	6,706	—		—	600,069	—
Global Real Estate Securities Fund	—		—	—	1,000	117	—	—		—	1,117	200
Government & High Quality Bond Fund	6,007		3,147	55,498	2,385	—	—	—		—	67,037	—
Income Fund	1,046		2,036	—	18,489	8,587	13,420	556		10,799	54,933	—
Inflation Protection Fund	—		—	—	312	—	—	—		—	312	—
International Emerging Markets Fund	—		—	—	68,739	—	—	30,057		—	98,796	—
LargeCap Growth Fund	—		—	—	99,631	—	—	—		—	99,631	—
LargeCap S&P 500 Index Fund	—		26,771	152,578	18,331	—	—	—		—	197,680	38,431
LargeCap Value Fund	—		—	—	45,618	—	—	—		—	45,618	—
Money Market Fund	24		3,000	35,617	2,969	—	—	—		—	41,610	5,612
Principal Capital Appreciation Fund	—		27,313	9,104	—	—	—	—		—	36,417	9,104
Real Estate Securities Fund	—		—	—	23,364	—	—	—		—	23,364	—
Short-Term Income Fund	—		278	18,801	15,548	—	—	—		—	34,627	5,314
SmallCap Blend Fund	—		—	23,636	16,251	—	—	—		—	39,887	4,161
Tax-Exempt Bond Fund	—		—	3,668	8,745	3,433	2,371	—		—	18,217	—

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2012, the following fund had expired capital loss carryforwards or utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Bond & Mortgage Securities Fund	$—	$31,705
California Municipal Fund	—	932
Equity Income Fund	—	63,185
Global Real Estate Securities Fund	—	1,016
Government & High Quality Bond Fund	—	5,964
Income Fund	892	—
Inflation Protection Fund	—	52,212
LargeCap Growth Fund	—	207,884
LargeCap S&P 500 Index Fund	—	23,338
LargeCap Value Fund	—	70,076
Money Market Fund	—	4
Principal Capital Appreciation Fund	—	9,104
Real Estate Securities Fund	—	224,962
Short-Term Income Fund	—	7,038
SmallCap Blend Fund	18,067	30,660
Tax-Exempt Bond Fund	—	1,236

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2012, the Funds do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$8,899	$(1,196)	$(7,703)
California Municipal Fund	2	(2)	—
Diversified International Fund	880	304	(1,184)
Equity Income Fund	(8,089)	8,989	(900)
Global Diversified Income Fund	(1,108)	(1,469)	2,577
Global Real Estate Securities Fund	3,804	(3,604)	(200)
Government & High Quality Bond Fund	12,422	(9,860)	(2,562)
High Yield Fund	6,629	(6,629)	—
Income Fund	4,303	(3,411)	(892)
Inflation Protection Fund	(3,925)	3,925	—
International Emerging Markets Fund	(1,974)	1,974	—
LargeCap Growth Fund	(832)	832	—
LargeCap S&P 500 Index Fund	(28)	28	—
MidCap Blend Fund	8,582	(8,582)	—
Principal Capital Appreciation Fund	592	(592)	—
Real Estate Securities Fund	(918)	(124)	1,042
Short-Term Income Fund	9	(9)	—
SmallCap Blend Fund	1	(27,910)	27,909
Tax-Exempt Bond Fund	(31)	31	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2012, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	income tax purposes
Bond & Mortgage Securities Fund	$98,898	$(13,714)	$85,184	$2,493,880
California Municipal Fund	20,004	(1,404)	18,600	203,530
Diversified International Fund	366,189	(81,579)	284,610	3,182,711
Equity Income Fund	872,247	(78,064)	794,183	3,445,023
Global Diversified Income Fund	319,456	(71,976)	247,480	5,042,393
Global Real Estate Securities Fund	57,467	(13,040)	44,427	1,050,555
Government & High Quality Bond Fund	79,643	(11,266)	68,377	1,867,899
High Yield Fund	167,575	(94,963)	72,612	3,855,913
Income Fund	184,579	(11,750)	172,829	2,170,853
Inflation Protection Fund	50,159	(11,153)	39,006	753,919
International Emerging Markets Fund	166,571	(80,700)	85,871	1,531,269
LargeCap Growth Fund	530,753	(35,709)	495,044	1,905,373
LargeCap S&P 500 Index Fund	653,771	(155,418)	498,353	2,318,277
LargeCap Value Fund	227,409	(12,573)	214,836	1,633,853
MidCap Blend Fund	606,398	(85,927)	520,471	3,137,092
Money Market Fund	—	—	—	1,128,834
Principal Capital Appreciation Fund	567,493	(38,457)	529,036	1,236,620
Real Estate Securities Fund	392,815	(13,601)	379,214	1,090,092
Short-Term Income Fund	38,413	(2,528)	35,885	1,472,741
SmallCap Blend Fund	49,877	(15,079)	34,798	324,692
Tax-Exempt Bond Fund	27,358	(787)	26,571	236,264

In addition Short-Term Income Fund had another book-to-tax accounting difference of approximately $1,014,000 that is primarily attributable to loss deferrals from tax straddles.

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

COMMON STOCKS - 0.00%	Shares Held	Value (000 's)		Principal

Semiconductors - 0.00%			BONDS (continued)	Amount (000's)	Value (000 's)
Tower Semiconductor Ltd - Warrants (a),(b)	345,803	$4	Automobile Asset Backed Securities (continued)
			Santander Drive Auto Receivables Trust
TOTAL COMMON STOCKS		$4	0.91%, 5/15/2015(e)	$4,638	$4,651
	Principal		Santander Drive Auto Receivables Trust 2011-
BONDS - 56.28%	Amount (000's)	Value (000 's)	1
			0.96%, 2/18/2014	575	576
Advertising - 0.24%			Santander Drive Auto Receivables Trust 2011-
Griffey Intermediate Inc / Griffey Finance Sub			2
LLC			1.04%, 4/15/2014	1,864	1,866
7.00%, 10/15/2020(c)	$390	$396
			Santander Drive Auto Receivables Trust 2011-
Interpublic Group of Cos Inc/The			S1
4.00%, 3/15/2022	1,055	1,106	1.48%, 5/15/2017(c)	4,619	4,633
6.25%, 11/15/2014	585	632	Santander Drive Auto Receivables Trust 2012-
10.00%, 7/15/2017	3,105	3,427	1
		$5,561	1.25%, 4/15/2015	4,706	4,728
Aerospace & Defense - 0.27%			Santander Drive Auto Receivables Trust 2012-
Air 2 US			4
8.03%, 10/1/2019(c),(d)	283	289	0.79%, 8/17/2015	5,150	5,163
8.63%, 10/1/2020(c),(d)	474	478	World Omni Automobile Lease Securitization
United Technologies Corp			Trust
			0.93%, 11/16/2015(e)	5,000	5,034
1.20%, 6/1/2015	770	785
1.80%, 6/1/2017	1,675	1,739			$66,786
4.50%, 6/1/2042	2,550	2,933	Automobile Floor Plan Asset Backed Securities - 2.53%
		$6,224	Ally Master Owner Trust
			0.84%, 5/15/2016(e)	9,900	9,943
Agriculture - 0.65%			1.01%, 9/15/2016(e)	3,500	3,530
Altria Group Inc			1.08%, 1/15/2016(e)	5,770	5,814
2.85%, 8/9/2022	6,345	6,363	1.96%, 1/15/2015(c),(e)	5,500	5,518
4.25%, 8/9/2042	1,905	1,946
9.95%, 11/10/2038	225	389	BMW Floorplan Master Owner Trust
Philip Morris International Inc			0.62%, 9/15/2017(c),(e)	10,500	10,500
1.13%, 8/21/2017	2,245	2,240	Ford Credit Floorplan Master Owner Trust
2.50%, 5/16/2016	1,025	1,082	0.74%, 9/15/2016(e)	8,000	8,004
3.88%, 8/21/2042	5	5	0.81%, 9/15/2015(e)	4,500	4,516
			0.91%, 9/15/2015(e)	3,520	3,536
6.38%, 5/16/2038	30	43	1.86%, 12/15/2014(c),(e)	950	952
Reynolds American Inc
3.25%, 11/1/2022	1,225	1,239	Nissan Master Owner Trust Receivables
			0.68%, 5/15/2017(e)	3,000	3,008
4.75%, 11/1/2042	1,315	1,339	1.36%, 1/15/2015(c),(e)	4,000	4,008
Southern States Cooperative Inc
11.25%, 5/15/2015(c)	485	506			$59,329
		$15,152	Automobile Manufacturers - 0.30%
Airlines - 0.02%			Chrysler Group LLC / CG Co-Issuer Inc
US Airways 2001-1G Pass Through Trust			8.00%, 6/15/2019	695	739
7.08%, 9/20/2022(d)	356	367	Daimler Finance North America LLC
			1.30%, 7/31/2015(c)	4,400	4,432
			Ford Motor Co
Automobile Asset Backed Securities - 2.84%			7.40%, 11/1/2046	1,130	1,370
Ally Auto Receivables Trust 2010-5			Jaguar Land Rover PLC
1.11%, 1/15/2015(e)	4,204	4,219	7.75%, 5/15/2018(c)	150	160
AmeriCredit Automobile Receivables Trust			8.13%, 5/15/2021(c)	240	259
2011-2					$6,960
0.90%, 9/8/2014	63	63
AmeriCredit Automobile Receivables Trust			Automobile Parts & Equipment - 0.03%
2012-1			Continental Rubber Of America Corp
0.91%, 10/8/2015(e)	8,261	8,288	4.50%, 9/15/2019(c)	160	163
AmeriCredit Automobile Receivables Trust			GT 2005 Bonds BV
2012-2			8.00%, 7/21/2014(e)	338	337
0.76%, 10/8/2015	4,670	4,680	Schaeffler Finance BV
AmeriCredit Automobile Receivables Trust			7.75%, 2/15/2017(c)	200	221
2012-3					$721
0.71%, 12/8/2015(e)	3,600	3,608
			Banks - 6.72%

ARI Fleet Lease Trust 2010-A			ABN Amro North American Holding Preferred
0.51%, 1/15/2021 (c),(e)	3,300	3,301	Capital Repackage Trust I
CarMax Auto Owner Trust			6.52%, 12/29/2049(c),(e)	700	700
0.64%, 5/15/2015(e)	10,000	10,020
			Akbank TAS
Mercedes-Benz Auto Lease Trust 2012-A			3.88%, 10/24/2017(c)	750	749
0.66%, 4/15/2014	3,600	3,604	5.00%, 10/24/2022(c)	450	458
Nissan Auto Lease Trust			Ally Financial Inc
0.37%, 7/15/2014(e)	2,350	2,352
			4.50%, 2/11/2014	200	206
			5.50%, 2/15/2017	650	688

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Banks (continued)			Banks (continued)
Associated Banc-Corp			PNC Financial Services Group Inc
5.13%, 3/28/2016	$5,055	$5,543	6.75%, 8/1/2049(e)	$3,515	$4,053
Banco de Credito del Peru/Panama			PNC Funding Corp
5.38%, 9/16/2020(c)	415	459	5.25%, 11/15/2015	1,715	1,921
Banco de Credito e Inversiones			PNC Preferred Funding Trust III
3.00%, 9/13/2017(c)	700	711	8.70%, 2/28/2049(c),(e)	3,400	3,442
Banco do Brasil SA/Cayman			RBS Capital Trust I
3.88%, 10/10/2022	1,840	1,834	4.71%, 12/29/2049	280	192
Bancolombia SA			RBS Capital Trust III
5.13%, 9/11/2022	500	522	5.51%, 9/29/2049	2,231	1,551
5.95%, 6/3/2021	835	964	Regions Bank/Birmingham AL
Bank of America Corp			6.45%, 6/26/2037	1,055	1,087
5.65%, 5/1/2018	3,245	3,778	Regions Financial Corp
5.70%, 1/24/2022	2,050	2,439	5.75%, 6/15/2015	1,070	1,172
5.88%, 2/7/2042	1,355	1,665	Royal Bank of Scotland Group PLC
Bank of America NA			2.55%, 9/18/2015	7,715	7,909
6.00%, 10/15/2036	2,000	2,449	Russian Agricultural Bank OJSC Via RSHB
BBVA Banco Continental SA			Capital SA
5.00%, 8/26/2022(c)	1,100	1,172	5.30%, 12/27/2017(c)	500	535
BBVA Bancomer SA/Texas			Santander US Debt SAU
6.75%, 9/30/2022(c)	3,430	3,884	2.99%, 10/7/2013(c)	3,200	3,208
BBVA US Senior SAU			Sberbank of Russia Via SB Capital SA
4.66%, 10/9/2015	7,385	7,458	6.13%, 2/7/2022(c)	450	504
BPCE SA			Turkiye Garanti Bankasi AS
2.38%, 10/4/2013(b),(c)	5,520	5,529	4.00%, 9/13/2017(c)	850	856
Caixa Economica Federal			UBS AG/Stamford CT
2.38%, 11/6/2017(c),(d),(f)	1,300	1,295	7.63%, 8/17/2022	1,940	2,092
Capital One Financial Corp			VTB Bank OJSC Via VTB Capital SA
2.15%, 3/23/2015	1,765	1,814	6.00%, 4/12/2017(c)	390	407
CIT Group Inc			Wells Fargo & Co
4.75%, 2/15/2015(c)	710	735	1.50%, 7/1/2015	2,295	2,333
5.00%, 8/15/2022	1,790	1,855	Wells Fargo Bank NA
6.63%, 4/1/2018(c)	685	764	0.65%, 5/16/2016(e)	4,615	4,499
Citigroup Inc					$157,725
4.50%, 1/14/2022	8,395	9,268
5.13%, 5/5/2014	487	515	Beverages - 1.66%
5.88%, 1/30/2042	985	1,222	Ajecorp BV
			6.50%, 5/14/2022(c)	525	574
6.38%, 8/12/2014	2,120	2,310
City National Corp/CA			Anadolu Efes Biracilik Ve Malt Sanayii AS
			3.38%, 11/1/2022(c)	4,700	4,559
5.25%, 9/15/2020	3,100	3,417
Cooperatieve Centrale Raiffeisen-			Anheuser-Busch InBev Worldwide Inc
Boerenleenbank BA/Netherlands			1.38%, 7/15/2017	3,835	3,893
11.00%, 12/29/2049(c),(e)	1,560	2,087	2.50%, 7/15/2022	5,005	5,089
Goldman Sachs Group Inc/The			3.75%, 7/15/2042	660	680
3.63%, 2/7/2016	4,070	4,308	5.38%, 1/15/2020	106	132
5.75%, 1/24/2022	6,090	7,070	Constellation Brands Inc
6.25%, 2/1/2041	560	665	4.63%, 3/1/2023	530	540
HBOS Capital Funding No2 LP			Corp Lindley SA
			6.75%, 11/23/2021(c)	550	634
6.07%, 6/29/2049(c),(e)	220	180
ING Bank NV			6.75%, 11/23/2021	140	161
2.00%, 9/25/2015(c)	4,680	4,718	Heineken NV
			1.40%, 10/1/2017(c)	3,235	3,250
3.75%, 3/7/2017(c)	3,595	3,807
			2.75%, 4/1/2023(c)	2,220	2,243
JP Morgan Chase & Co
1.10%, 10/15/2015	4,470	4,465	Pernod-Ricard SA
			2.95%, 1/15/2017(c)	1,230	1,297
2.00%, 8/15/2017	6,930	7,004	4.25%, 7/15/2022(c)	2,505	2,781
3.25%, 9/23/2022	3,565	3,654	5.50%, 1/15/2042(c)	915	1,104
5.40%, 1/6/2042	1,720	2,074
5.60%, 7/15/2041	725	900	SABMiller Holdings Inc
			2.45%, 1/15/2017(c)	7,363	7,718
Kazkommertsbank JSC			3.75%, 1/15/2022(c)	3,920	4,311
8.50%, 4/16/2013	95	94
LBG Capital No.1 PLC					$38,966
8.00%, 12/29/2049(c),(e)	340	325	Biotechnology - 0.55%
Mizuho Corporate Bank Ltd			Amgen Inc
2.95%, 10/17/2022(c)	685	683	5.75%, 3/15/2040	525	640
Morgan Stanley			Celgene Corp
4.88%, 11/1/2022	7,480	7,562	1.90%, 8/15/2017	2,605	2,645
6.00%, 4/28/2015	1,920	2,091	Genzyme Corp
6.38%, 7/24/2042	2,920	3,356	5.00%, 6/15/2020	810	961
6.63%, 4/1/2018	2,165	2,518

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Biotechnology (continued)			Commercial Services (continued)
Gilead Sciences Inc			ERAC USA Finance LLC	(continued)
3.05%, 12/1/2016	$840	$903	3.30%, 10/15/2022(c)		$1,300	$1,312
4.40%, 12/1/2021	3,990	4,612	ServiceMaster Co/TN
5.65%, 12/1/2041	300	388	7.00%, 8/15/2020(c)		970	980
Life Technologies Corp			United Rentals North America Inc
6.00%, 3/1/2020	2,340	2,801	6.13%, 6/15/2023		80	81
		$12,950	UR Merger Sub Corp
			7.63%, 4/15/2022(c)		260	285
Building Materials - 0.20%			8.25%, 2/1/2021		1,150	1,271
Cimento Tupi SA						$9,106
9.75%, 5/11/2018(c)	351	358
CRH America Inc			Computers - 0.44%
4.13%, 1/15/2016	1,630	1,696	Affiliated Computer Services Inc
8.13%, 7/15/2018	1,065	1,277	5.20%, 6/1/2015		1,850	1,996
Owens Corning			Hewlett-Packard Co
4.20%, 12/15/2022	1,300	1,314	3.00%, 9/15/2016		2,055	2,071
		$4,645	3.30%, 12/9/2016		975	994
			Seagate HDD Cayman
Chemicals - 1.05%			6.88%, 5/1/2020		3,700	3,857
Agrium Inc			Spansion LLC
3.15%, 10/1/2022	1,600	1,629	7.88%, 11/15/2017		1,235	1,229
Ashland Inc			SunGard Data Systems Inc
4.75%, 8/15/2022(c)	535	546
			6.63%, 11/1/2019(c),(f)		230	232
CF Industries Inc						$10,379
7.13%, 5/1/2020	1,190	1,508
Dow Chemical Co/The			Consumer Products - 0.14%
7.38%, 11/1/2029	895	1,200	Reynolds Group Issuer Inc / Reynolds Group
Ecolab Inc			Issuer LLC / Reynolds Group Issuer
3.00%, 12/8/2016	3,580	3,842	(Luxembourg) S.A.
4.35%, 12/8/2021	1,320	1,499	5.75%, 10/15/2020(c)		345	348
Ineos Finance PLC			7.13%, 4/15/2019		1,550	1,651
7.50%, 5/1/2020(c)	295	299	7.88%, 8/15/2019		360	390
LyondellBasell Industries NV			9.00%, 4/15/2019		400	405
5.75%, 4/15/2024	1,650	1,910	9.88%, 8/15/2019		518	543
6.00%, 11/15/2021	755	873				$3,337
Mexichem SAB de CV
4.88%, 9/19/2022(c)	1,000	1,057	Cosmetics & Personal Care - 0.02%
Monsanto Co			Albea Beauty Holdings SA
			8.38%, 11/1/2019(c)		200	203
2.20%, 7/15/2022	1,245	1,252
3.60%, 7/15/2042	1,505	1,523	Estee Lauder Cos Inc/The
NOVA Chemicals Corp			3.70%, 8/15/2042		220	225
8.63%, 11/1/2019	537	608				$428
Potash Corp of Saskatchewan Inc			Credit Card Asset Backed Securities - 1.36%
5.88%, 12/1/2036	635	820	Chase Issuance Trust
Rockwood Specialties Group Inc			0.31%, 5/16/2016(e)		3,200	3,204
4.63%, 10/15/2020	380	391	Citibank Omni Master Trust
Syngenta Finance NV			2.96%, 8/15/2018(c),(e)		20,190	21,083
3.13%, 3/28/2022	2,540	2,655	Discover Card Master Trust
4.38%, 3/28/2042	820	904	0.41%, 1/16/2018(e)		2,700	2,708
Taminco Global Chemical Corp			0.86%, 11/15/2017(e)		5,000	5,043
9.75%, 3/31/2020(c)	2,030	2,203
						$32,038
		$24,719
			Diversified Financial Services - 2.10%
Coal - 0.13%			Aircastle Ltd
Arch Coal Inc			7.63%, 4/15/2020		240	265
7.00%, 6/15/2019	1,180	1,047	9.75%, 8/1/2018		980	1,109
Consol Energy Inc			American Express Credit Corp
8.00%, 4/1/2017	1,790	1,893	2.80%, 9/19/2016		2,840	3,024
DTEK Finance BV			American Honda Finance Corp
9.50%, 4/28/2015	100	101	1.00%, 8/11/2015(c)		1,530	1,532
		$3,041	Countrywide Financial Corp
Commercial Services - 0.39%			6.25%, 5/15/2016		1,595	1,758
ADT Corp/The			Credit Acceptance Corp
2.25%, 7/15/2017(c)	3,135	3,161	9.13%, 2/1/2017		1,340	1,471
BakerCorp International Inc			Ford Motor Credit Co LLC
8.25%, 6/1/2019	450	450	2.75%, 5/15/2015		1,145	1,167
Emergency Medical Services Corp			3.00%, 6/12/2017		2,895	2,961
8.13%, 6/1/2019	477	505	4.25%, 9/20/2022		1,970	2,041
ERAC USA Finance LLC			5.88%, 8/2/2021		3,460	3,984
2.75%, 3/15/2017(c)	1,015	1,061

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Diversified Financial Services (continued)			Electric (continued)
General Electric Capital Corp			Florida Power & Light Co
6.25%, 12/15/2022(e)	$10,000	$10,900	4.05%, 6/1/2042	$725	$786
6.38%, 11/15/2067(e)	1,290	1,380	4.13%, 2/1/2042	755	819
Goldman Sachs Capital I			Indiantown Cogeneration LP
6.35%, 2/15/2034	1,000	1,031	9.77%, 12/15/2020	408	429
Icahn Enterprises LP / Icahn Enterprises			Jersey Central Power & Light Co
Finance Corp			5.63%, 5/1/2016	950	1,091
8.00%, 1/15/2018	1,165	1,252	Mirant Mid Atlantic Pass Through Trust C
International Lease Finance Corp			10.06%, 12/30/2028	2,762	3,094
5.65%, 6/1/2014	200	210	Nevada Power Co
6.25%, 5/15/2019	955	1,029	5.38%, 9/15/2040	930	1,165
8.62%, 9/15/2015(e)	970	1,092	Nisource Finance Corp
John Deere Capital Corp			3.85%, 2/15/2023	2,025	2,143
0.88%, 4/17/2015	640	645	5.25%, 2/15/2043	1,185	1,329
National Rural Utilities Cooperative Finance			Northern States Power Co/MN
Corp			2.15%, 8/15/2022	2,500	2,510
1.90%, 11/1/2015	2,600	2,690	NRG Energy Inc
Serta Simmons Holdings LLC			6.63%, 3/15/2023(c)	270	278
8.13%, 10/1/2020(c)	395	399	8.25%, 9/1/2020	1,010	1,114
Springleaf Finance Corp			Oncor Electric Delivery Co LLC
6.90%, 12/15/2017	800	704	5.25%, 9/30/2040	950	1,065
SquareTwo Financial Corp			Pacific Gas & Electric Co
11.63%, 4/1/2017	1,035	934	4.45%, 4/15/2042	645	717
Toyota Motor Credit Corp			PacifiCorp
0.88%, 7/17/2015	1,385	1,392	3.85%, 6/15/2021	1,982	2,256
1.25%, 10/5/2017	1,630	1,629	4.10%, 2/1/2042	735	796
Vesey Street Investment Trust I			Perusahaan Listrik Negara PT
4.40%, 9/1/2016(e)	4,285	4,643	5.50%, 11/22/2021(c)	400	451
		$49,242	PPL Electric Utilities Corp
			3.00%, 9/15/2021	465	495
Electric - 2.43%			PPL WEM Holdings PLC
Abu Dhabi National Energy Co			3.90%, 5/1/2016(c)	2,370	2,495
6.50%, 10/27/2036	600	774	Progress Energy Inc
APT Pipelines Ltd			4.40%, 1/15/2021	1,170	1,317
3.88%, 10/11/2022(c)	1,315	1,311
			Public Service Co of Colorado
Baltimore Gas & Electric Co			4.75%, 8/15/2041	1,400	1,697
2.80%, 8/15/2022	1,815	1,864	Public Service Electric & Gas Co
Carolina Power & Light Co			3.65%, 9/1/2042	365	380
2.80%, 5/15/2022	2,190	2,295	San Diego Gas & Electric Co
Centrais Eletricas Brasileiras SA			3.00%, 8/15/2021	2,150	2,321
5.75%, 10/27/2021(c)	400	448
			4.30%, 4/1/2042	590	672
CMS Energy Corp			Southern California Edison Co
5.05%, 3/15/2022	1,755	1,960	3.90%, 12/1/2041	390	416
Commonwealth Edison Co			4.05%, 3/15/2042	1,610	1,752
3.80%, 10/1/2042	790	809	Star Energy Geothermal Wayang Windu Ltd
Consumers Energy Co			11.50%, 2/12/2015	100	108
2.85%, 5/15/2022	1,000	1,060	Virginia Electric and Power Co
Detroit Edison Co/The			2.95%, 1/15/2022	255	271
3.95%, 6/15/2042	795	840			$57,166
Dominion Resources Inc/VA
1.95%, 8/15/2016	970	1,004	Electrical Components & Equipment - 0.07%
2.25%, 9/1/2015	1,120	1,161	Cequel Communications Escrow 1 LLC /
DTE Energy Co			Cequel Communications Escrow Capital
6.38%, 4/15/2033	1,605	2,125	Corp
Duke Energy Carolinas LLC			6.38%, 9/15/2020(c)	345	349
1.75%, 12/15/2016	1,430	1,475	Schneider Electric SA
4.00%, 9/30/2042	2,250	2,399	2.95%, 9/27/2022(c)	1,305	1,335
Edison International					$1,684
3.75%, 9/15/2017	1,420	1,544
Edison Mission Energy			Electronics - 0.14%
7.00%, 5/15/2017	1,000	482	Rexel SA
			6.13%, 12/15/2019(c)	400	410
Elwood Energy LLC
8.16%, 7/5/2026	814	834	Thermo Fisher Scientific Inc
Energy Future Holdings Corp			3.20%, 3/1/2016	1,700	1,820
9.75%, 10/15/2019	701	726	Viasystems Inc
			7.88%, 5/1/2019(c)	1,125	1,100
10.00%, 1/15/2020(e)	80	85
Energy Future Intermediate Holding Co LLC					$3,330
9.75%, 10/15/2019	603	624
FirstEnergy Corp
7.38%, 11/15/2031	1,020	1,379

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Engineering & Construction - 0.04%			Gas (continued)
Odebrecht Finance Ltd			Sempra Energy
5.13%, 6/26/2022(c)	$900	$979	2.88%, 10/1/2022	$2,370	$2,430
					$2,676

Entertainment - 0.41%			Healthcare - Products - 0.29%
CCM Merger Inc			Angiotech Pharmaceuticals Inc
9.13%, 5/1/2019(c)	1,145	1,142	5.00%, 12/1/2013(e)	109	109
Choctaw Resort Development Enterprise			9.00%, 12/1/2016	1,508	1,523
7.25%, 11/15/2019(c)	815	713	Covidien International Finance SA
Lions Gate Entertainment Inc			2.80%, 6/15/2015	1,315	1,384
10.25%, 11/1/2016(c)	1,115	1,250	CR Bard Inc
Peninsula Gaming LLC / Peninsula Gaming			1.38%, 1/15/2018	1,935	1,948
Corp			Kinetic Concepts Inc / KCI USA Inc
8.38%, 8/15/2015	970	1,013	10.50%, 11/1/2018(c)	420	447
10.75%, 8/15/2017	730	822	Universal Hospital Services Inc
Regal Cinemas Corp			4.11%, 6/1/2015(e)	350	345
8.63%, 7/15/2019	350	385	7.63%, 8/15/2020(c)	960	996
Regal Entertainment Group					$6,752
9.13%, 8/15/2018	1,000	1,110
WMG Acquisition Corp			Healthcare - Services - 1.06%
6.00%, 1/15/2021(c),(f)	345	346	Centene Corp
9.50%, 6/15/2016	355	390	5.75%, 6/1/2017	805	865
9.50%, 6/15/2016	1,070	1,178	Cigna Corp
11.50%, 10/1/2018	500	564	5.38%, 2/15/2042	625	737
WMG Holdings Corp			Fresenius Medical Care US Finance II Inc
			5.88%, 1/31/2022(c)	485	516
13.75%, 10/1/2019	685	781
		$9,694	Fresenius Medical Care US Finance Inc
			6.50%, 9/15/2018(c)	330	370
Environmental Control - 0.23%			HCA Inc
ADS Waste Holdings Inc			4.75%, 5/1/2023	765	765
8.25%, 10/1/2020(c)	705	730	6.75%, 7/15/2013	200	207
Republic Services Inc			7.25%, 9/15/2020	1,645	1,820
3.80%, 5/15/2018	1,215	1,344	8.50%, 4/15/2019	1,660	1,866
Waste Management Inc			Highmark Inc
2.90%, 9/15/2022	1,325	1,331	4.75%, 5/15/2021(c)	2,030	2,073
7.75%, 5/15/2032	1,445	2,096	MultiPlan Inc
		$5,501	9.88%, 9/1/2018(c)	1,990	2,189
			Radnet Management Inc
Food - 0.43%			10.38%, 4/1/2018	795	799
Agrokor DD
8.88%, 2/1/2020(c)	115	119	Roche Holdings Inc
			7.00%, 3/1/2039(c)	765	1,185
Dole Food Co Inc

13.88%, 3/15/2014	325	366	Tenet Healthcare Corp
Kraft Foods Group Inc			6.75%, 2/1/2020 (c)	595	591
1.63%, 6/4/2015(c)	590	602	UnitedHealth Group Inc
5.00%, 6/4/2042(c)	1,645	1,921	0.85%, 10/15/2015	2,620	2,631
Mondelez International Inc			2.75%, 2/15/2023	1,525	1,567
			3.95%, 10/15/2042	530	537
6.50%, 11/1/2031	2,135	2,863	WellPoint Inc
6.50%, 2/9/2040	2,495	3,517
Pinnacle Foods Finance LLC / Pinnacle Foods			1.88%, 1/15/2018	1,785	1,809
			3.30%, 1/15/2023	2,455	2,539
Finance Corp			4.65%, 1/15/2043	1,605	1,723
9.25%, 4/1/2015	730	745
		$10,133			$24,789
			Holding Companies - Diversified - 0.03%
Forest Products & Paper - 0.11%			Alphabet Holding Co Inc
Boise Cascade LLC/Boise Cascade Finance			7.75%, 11/1/2017(c)	350	353
Corp
6.38%, 11/1/2020(c)	270	274	Noble Group Ltd
Sappi Papier Holding GmbH			6.75%, 1/29/2020	285	308
7.50%, 6/15/2032(c)	905	771			$661
8.38%, 6/15/2019(c)	665	702	Home Equity Asset Backed Securities - 0.09%
Smurfit Kappa Acquisitions			Countrywide Asset-Backed Certificates
4.88%, 9/15/2018(c)	275	275	5.51%, 8/25/2036	520	514
Verso Paper Holdings LLC / Verso Paper Inc			First NLC Trust 2005-1
11.75%, 1/15/2019(c)	555	583	0.71%, 5/25/2035(e)	398	193
		$2,605	First NLC Trust 2005-2
			0.51%, 9/25/2035(e)	15	15
Gas - 0.11%			JP Morgan Mortgage Acquisition Corp
Nakilat Inc			0.36%, 8/25/2036(e)	1,329	982
6.07%, 12/31/2033	200	246

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Home Equity Asset Backed Securities (continued)			Lodging (continued)
New Century Home Equity Loan Trust Series			MGM Resorts International	(continued)
2005-1			10.00%, 11/1/2016		$1,280	$1,459
0.50%, 3/25/2035(e)	$85	$82	Wyndham Worldwide Corp
Saxon Asset Securities Trust			7.38%, 3/1/2020		1,045	1,253
1.91%, 3/25/2035(e)	282	138				$4,804
Specialty Underwriting & Residential
Finance			Machinery - Construction & Mining - 0.02%
0.98%, 2/25/2035(e)	303	276	Caterpillar Inc
		$2,200	1.50%, 6/26/2017		465	472

Insurance - 1.66%
American International Group Inc			Media - 2.08%
3.00%, 3/20/2015	1,410	1,467	Cablevision Systems Corp
			8.00%, 4/15/2020		990	1,111
4.25%, 9/15/2014	3,580	3,790	CBS Corp
4.88%, 9/15/2016	5,450	6,094
4.88%, 6/1/2022	5,205	5,870	4.85%, 7/1/2042		240	260
CNO Financial Group Inc			5.75%, 4/15/2020		1,640	1,983
6.38%, 10/1/2020(c)	265	274	7.88%, 7/30/2030		60	84
ING US Inc			Cequel Communications Holdings I LLC /
5.50%, 7/15/2022(c)	4,765	5,180	Cequel Capital Corp
			8.63%, 11/15/2017(c)		350	375
Liberty Mutual Group Inc
6.50%, 5/1/2042(c)	1,985	2,262	Clear Channel Worldwide Holdings Inc
7.00%, 3/15/2037(c),(e)	1,260	1,248	7.63%, 3/15/2020		485	462
			Comcast Corp
MetLife Capital Trust IV
7.88%, 12/15/2037 (c)	3,200	3,864	3.13%, 7/15/2022		1,440	1,514
MetLife Inc			4.65%, 7/15/2042		1,060	1,149
1.76%, 12/15/2017(e)	3,000	3,049	5.70%, 5/15/2018		1,475	1,796
Prudential Financial Inc			6.40%, 5/15/2038		1,005	1,324
5.88%, 9/15/2042(e)	5,300	5,578	6.50%, 1/15/2017		2,755	3,361
			CSC Holdings LLC
XL Group PLC			6.75%, 11/15/2021(c)		280	311
6.50%, 12/31/2049(e)	290	269
			Cumulus Media Holdings Inc
		$38,945	7.75%, 5/1/2019		1,265	1,237
Internet - 0.19%			DIRECTV Holdings LLC / DIRECTV
eBay Inc			Financing Co Inc
0.70%, 7/15/2015	2,070	2,078	2.40%, 3/15/2017		2,040	2,102
Open Solutions Inc			DISH DBS Corp
9.75%, 2/1/2015(c)	1,035	880	5.88%, 7/15/2022		950	997
Zayo Group LLC / Zayo Capital Inc			6.63%, 10/1/2014		300	326
8.13%, 1/1/2020	400	438	6.75%, 6/1/2021		1,605	1,788
10.13%, 7/1/2020	995	1,112	7.88%, 9/1/2019		1,517	1,779
		$4,508	Globo Comunicacao e Participacoes SA
			4.88%, 4/11/2022(c)		800	878
Investment Companies - 0.09%			Grupo Televisa SAB
Grupo Aval Ltd			6.63%, 1/15/2040		500	672
4.75%, 9/26/2022(c)	1,850	1,850
			Nara Cable Funding Ltd
IPIC GMTN Ltd			8.88%, 12/1/2018(c)		475	449
5.00%, 11/15/2020(c)	250	278
			NBCUniversal Media LLC
		$2,128	2.88%, 1/15/2023		2,790	2,812
Iron & Steel - 0.10%			4.45%, 1/15/2043		3,165	3,270
AK Steel Corp			5.15%, 4/30/2020		2,070	2,479
8.38%, 4/1/2022	680	575	News America Inc
			3.00%, 9/15/2022(c)		2,625	2,675
ArcelorMittal
7.00%, 3/1/2041	430	394	6.15%, 2/15/2041		2,825	3,656
Evraz Group SA			Nielsen Finance LLC / Nielsen Finance Co
9.50%, 4/24/2018	125	141	11.63%, 2/1/2014		165	186
Gerdau Holdings Inc			Time Warner Cable Inc
7.00%, 1/20/2020	270	317	4.50%, 9/15/2042		945	971
Samarco Mineracao SA			5.88%, 11/15/2040		1,300	1,582
4.13%, 11/1/2022(c),(d)	900	899	Time Warner Inc
		$2,326	4.90%, 6/15/2042		415	461
			7.63%, 4/15/2031		1,050	1,506
Lodging - 0.20%			Unitymedia Hessen GmbH & Co KG /
Boyd Acquisition Sub LLC/Boyd Acquisition			Unitymedia NRW GmbH
Finance Corp			8.13%, 12/1/2017(c)		290	313
8.38%, 2/15/2018(c)	730	746	Univision Communications Inc
MGM Resorts International			6.88%, 5/15/2019(c)		265	271
8.63%, 2/1/2019(c)	770	833	7.88%, 11/1/2020(c)		70	74
9.00%, 3/15/2020	210	234	8.50%, 5/15/2021(c)		1,355	1,362
13.00%, 11/15/2013	250	279

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Media (continued)			Mortgage Backed Securities (continued)
Viacom Inc			CD 2006-CD3 Mortgage Trust
6.88%, 4/30/2036	$1,530	$2,080	5.62%, 10/15/2048	$2,440	$2,818
WideOpenWest Finance LLC /			Citigroup Commercial Mortgage Trust
WideOpenWest Capital Corp			0.54%, 10/15/2049(e)	45,773	258
13.38%, 10/15/2019(c)	1,195	1,234	COMM 2001-J2A Mortgage Trust
		$48,890	6.30%, 7/16/2034(c),(e)	303	303
			COMM 2006-C7 Mortgage Trust
Mining - 0.85%			5.75%, 6/10/2046(e)	1,941	2,222
Anglo American Capital PLC			COMM 2010-RR1 Mortgage Trust
2.63%, 9/27/2017(c)	3,650	3,658
			5.54%, 12/11/2049(c),(e)	900	980
AngloGold Ashanti Holdings PLC			Commercial Mortgage Pass-Through
5.13%, 8/1/2022	1,700	1,734	Certificates Series 2006-C3
BHP Billiton Finance USA Ltd			5.80%, 6/15/2038(e)	100	115
1.13%, 11/21/2014	1,095	1,107	Commercial Mortgage Pass-Through
FMG Resources August 2006 Pty Ltd			Certificates Series 2006-C4
6.88%, 2/1/2018(c)	495	479
			0.56%, 9/15/2039(c),(e)	52,920	277
7.00%, 11/1/2015(c)	100	101
8.25%, 11/1/2019(c)	730	730	5.47%, 9/15/2039	7,750	8,841
			Commercial Mortgage Pass-Through
Midwest Vanadium Pty Ltd			Certificates Series 2006-C5
11.50%, 2/15/2018(c)	635	381
			0.15%, 12/15/2039(e)	17,271	259
Rio Tinto Finance USA PLC			Commercial Mortgage Pass-Through
2.00%, 3/22/2017	1,865	1,906	Certificates Series 2007-C3
4.75%, 3/22/2042	1,010	1,143	5.68%, 6/15/2039(e)	2,150	2,445
Southern Copper Corp			Commercial Mortgage Pass-Through
6.75%, 4/16/2040	440	522	Certificates Series 2007-C4
Vale Overseas Ltd			5.76%, 9/15/2039(e)	1,738	1,744
4.38%, 1/11/2022	1,280	1,362	Countrywide Asset-Backed Certificates
Volcan Cia Minera SAA			0.49%, 11/25/2035(e)	80	79
5.38%, 2/2/2022(c)	250	269
			Countrywide Home Loan Mortgage Pass
5.38%, 2/2/2022	450	485	Through Trust
Xstrata Finance Canada Ltd			5.00%, 4/25/2035	959	965
1.80%, 10/23/2015(c)	1,910	1,914
2.45%, 10/25/2017(c)	1,340	1,337	Credit Suisse First Boston Mortgage Securities
4.00%, 10/25/2022(c)	2,715	2,727	Corp
			0.78%, 11/15/2037(c),(e)	16,635	209
		$19,855	0.97%, 1/15/2037(c),(e)	19,493	193
Miscellaneous Manufacturing - 0.81%			4.77%, 7/15/2037	2,025	2,039
GE Capital Trust I			CSMC Series 2009-RR1
6.38%, 11/15/2067	930	996	5.38%, 2/15/2040(c)	3,165	3,550
General Electric Co			CSMC Series 2009-RR3
2.70%, 10/9/2022	2,755	2,770	5.34%, 12/15/2043(c),(e)	1,545	1,652
4.13%, 10/9/2042	5,045	5,286	Fannie Mae REMIC Trust 2005-W2
Pentair Finance SA			0.41%, 5/25/2035(e)	1,114	1,110
1.88%, 9/15/2017(c)	3,750	3,762	Fannie Mae REMICS
Textron Inc			0.46%, 3/25/2035(e)	139	139
6.20%, 3/15/2015	1,835	2,010	0.51%, 2/25/2018(e)	14	14
Tyco Electronics Group SA			0.51%, 2/25/2032(e)	99	99
1.60%, 2/3/2015	1,265	1,285	5.89%, 4/25/2037(e)	3,327	570
3.50%, 2/3/2022	2,610	2,718	6.29%, 12/25/2021(e)	3,509	438
7.13%, 10/1/2037	105	142	6.29%, 3/25/2022(e)	1,771	262
		$18,969	6.44%, 7/25/2039(e)	17,677	3,541
			6.50%, 2/25/2047	862	953
Mortgage Backed Securities - 7.04%			6.54%, 11/25/2036(e)	4,564	740
Adjustable Rate Mortgage Trust 2004-2			6.85%, 4/25/2039(e)	1,211	1,319
1.35%, 2/25/2035(e)	162	163	6.89%, 9/25/2031(e)	1,604	70
Adjustable Rate Mortgage Trust 2005-2			7.00%, 10/25/2028	3,803	3,821
0.77%, 6/25/2035(e)	16	16	8.39%, 3/25/2039(e)	1,107	1,345
Banc of America Commercial Mortgage Trust			37.89%, 8/25/2035(e)	270	103
2006-3			FDIC Structured Sale Guaranteed Notes
5.89%, 7/10/2044	605	693	3.00%, 9/30/2019(c),(d)	1,099	1,125
Banc of America Commercial Mortgage Trust			Freddie Mac REMICS
2007-3			0.51%, 6/15/2018(e)	140	140
0.50%, 6/10/2049(c),(e)	1,000	880	0.66%, 6/15/2023(e)	275	277
Banc of America Merrill Lynch Commercial			0.81%, 8/15/2018(e)	1,435	1,450
Mortgage Inc			3.00%, 10/15/2027(d),(e)	2,360	356
4.97%, 7/10/2043	1,390	447	3.50%, 3/15/2027(e)	11,185	1,312
BCRR Trust			4.00%, 9/15/2021	1,147	1,186
5.86%, 7/17/2040(c)	1,945	2,136	4.50%, 10/15/2035(e)	8,997	1,092
CD 2005-CD1 Commercial Mortgage Trust			5.50%, 6/15/2035	274	275
5.22%, 7/15/2044(e)	2,122	2,370	5.79%, 3/15/2037(e)	2,906	496

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Freddie Mac REMICS (continued)			Morgan Stanley Capital I Trust 2007-HQ12
5.79%, 11/15/2040(e)	$2,473	$466	5.58%, 4/12/2049(e)	$1,360	$1,543
5.84%, 4/15/2039(e)	7,938	1,843	5.58%, 4/12/2049(e)	12,843	13,335
5.84%, 4/15/2039(e)	11,442	2,656	Morgan Stanley Capital I Trust 2007-IQ13
5.86%, 4/15/2037(e)	8,010	1,185	5.36%, 3/15/2044(e)	700	798
6.21%, 8/15/2037(e)	2,019	308	Morgan Stanley Reremic Trust
6.29%, 7/15/2041(e)	1,631	338	4.97%, 4/16/2040(c)	3,235	3,336
6.39%, 12/15/2040(e)	6,095	1,332	Morgan Stanley Re-REMIC Trust 2009-IO
6.42%, 3/15/2036(e)	5,659	1,021	3.00%, 7/17/2056(c),(d)	916	918
6.44%, 5/15/2026(e)	5,069	953	Morgan Stanley Re-REMIC Trust 2011-IO
6.44%, 3/15/2042(e)	5,957	1,413	2.50%, 3/23/2051(c),(d)	6,507	6,564
6.49%, 9/15/2026(e)	6,765	1,440	Nomura Asset Acceptance Corp
6.49%, 2/15/2036(e)	3,167	629	0.56%, 2/25/2035(e)	17	17
6.49%, 3/15/2036(e)	10,537	1,716	RBSCF Trust 2009-RR1
6.54%, 9/15/2034(e)	3,006	362	5.76%, 9/17/2039(c),(e)	400	414
6.94%, 2/15/2018(e)	1,554	68	Residential Asset Securitization Trust
GE Capital Commercial Mortgage Corp Series			5.50%, 2/25/2035	1,114	1,134
2007-C1 Trust			UBS Commercial Mortgage Trust
0.16%, 12/10/2049(e)	10,146	25	3.40%, 5/10/2045(e)	550	593
Ginnie Mae			UBS-Barclays Commercial Mortgage Trust
1.75%, 10/16/2037	2,532	2,565	3.09%, 9/10/2022(e)	4,815	5,070
5.00%, 10/16/2022(e)	6,334	484	Wachovia Bank Commercial Mortgage Trust
5.19%, 5/20/2041(e)	8,448	1,742	0.00%, 12/15/2043(a)	1,960	110
6.31%, 1/16/2038(e)	974	165	0.41%, 12/15/2043(c),(e)	1,350	1,118
6.49%, 3/20/2041(e)	5,115	1,246	5.24%, 10/15/2044(e)	1,558	1,734
7.44%, 12/16/2025(e)	3,147	623	5.25%, 12/15/2043	1,856	1,896
Greenwich Capital Commercial Funding			5.68%, 5/15/2046(e)	250	294
Corp			WaMu Mortgage Pass Through Certificates
5.44%, 3/10/2039(e)	2,750	3,168	2.50%, 12/25/2035(e)	506	505
Impac CMB Trust Series 2007-A			Wells Fargo Mortgage Backed Securities
0.46%, 5/25/2037(b),(e)	2,738	2,627	Trust
Indymac Index Mortgage Loan Trust			2.74%, 3/25/2035(e)	737	724
0.44%, 4/25/2035(e)	449	331			$165,399
JP Morgan Chase Commercial Mortgage
Securities Corp			Office & Business Equipment - 0.03%
0.49%, 2/15/2051(e)	39,136	341	Xerox Corp
3.15%, 8/15/2046	2,205	2,374	6.75%, 2/1/2017	550	646
3.91%, 5/5/2030(c),(e)	1,700	1,859
5.00%, 8/15/2042(e)	1,957	2,063	Oil & Gas - 3.63%
5.05%, 11/12/2012	375	375	Afren PLC
5.09%, 9/12/2037(e)	300	76	10.25%, 4/8/2019(c)	200	229
5.31%, 1/15/2049	161	162	Anadarko Petroleum Corp
5.34%, 5/15/2047	225	259	5.95%, 9/15/2016	3,230	3,752
5.36%, 6/12/2041(e)	9	9	6.20%, 3/15/2040	1,275	1,627
5.43%, 12/12/2043	2,200	2,520	Antero Resources Finance Corp
5.63%, 12/5/2019(c)	2,100	2,515	7.25%, 8/1/2019	710	767
5.79%, 12/31/2049(e)	300	359	Apache Corp
LB-UBS Commercial Mortgage Trust			4.75%, 4/15/2043	540	638
0.46%, 2/15/2040(e)	12,813	214	BP Capital Markets PLC
0.69%, 7/15/2040(c),(e)	51,721	862	3.13%, 10/1/2015	1,415	1,512
4.36%, 1/15/2029(e)	2,340	2,374	3.63%, 5/8/2014	195	204
4.74%, 7/15/2030	2,782	3,023	Carrizo Oil & Gas Inc
5.32%, 11/15/2040	2,200	2,313	7.50%, 9/15/2020	385	393
5.43%, 2/15/2040	2,350	2,706	8.63%, 10/15/2018	765	824
6.24%, 7/15/2040(e)	1,540	924	Chaparral Energy Inc
MASTR Asset Securitization Trust 2005-2			9.88%, 10/1/2020	1,300	1,479
5.25%, 11/25/2035	2,000	2,044	Chesapeake Energy Corp
Merrill Lynch Mortgage Investors Inc			6.13%, 2/15/2021	825	835
0.56%, 8/25/2036(e)	235	118	Concho Resources Inc
Merrill Lynch Mortgage Trust			7.00%, 1/15/2021	730	810
5.05%, 7/12/2038	855	948	ConocoPhillips
Merrill Lynch/Countrywide Commercial			5.75%, 2/1/2019	500	626
Mortgage Trust			ConocoPhillips Holding Co
0.51%, 8/12/2048(e)	37,900	705	6.95%, 4/15/2029	535	771
0.62%, 12/12/2049(e)	77,912	989	Devon Energy Corp
Morgan Stanley Bank of America Merrill			1.88%, 5/15/2017	1,375	1,408
Lynch Trust			2.40%, 7/15/2016	15	16
1.31%, 10/15/2022(c),(e)	24,000	2,124	4.75%, 5/15/2042	500	566
3.28%, 10/15/2022(c)	6,280	6,447

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Oil & Gas (continued)			Oil & Gas (continued)
Dolphin Energy Ltd			Reliance Holdings USA Inc
5.50%, 12/15/2021(c)	$200	$232	6.25%, 10/19/2040	$250	$291
Ecopetrol SA			Rowan Cos Inc
7.63%, 7/23/2019	500	648	4.88%, 6/1/2022	2,210	2,443
EOG Resources Inc			5.00%, 9/1/2017	2,220	2,434
2.63%, 3/15/2023	1,110	1,136	SandRidge Energy Inc
EP Energy LLC / EP Energy Finance Inc			7.50%, 2/15/2023(c)	465	481
6.88%, 5/1/2019(c)	395	427	Seadrill Ltd
9.38%, 5/1/2020(c)	710	785	5.63%, 9/15/2017(c)	1,410	1,410
EP Energy LLC / Everest Acquisition Finance			Shell International Finance BV
Inc			1.13%, 8/21/2017	3,090	3,123
7.75%, 9/1/2022(c)	190	197	2.38%, 8/21/2022	1,615	1,649
Gazprom Neft OAO Via GPN Capital SA			Statoil ASA
4.38%, 9/19/2022(c)	2,250	2,256	1.80%, 11/23/2016	2,535	2,622
Halcon Resources Corp			Total Capital International SA
8.88%, 5/15/2021(c),(f)	275	279	1.50%, 2/17/2017	1,495	1,521
Hilcorp Energy I LP / Hilcorp Finance Co			1.55%, 6/28/2017	2,650	2,706
7.63%, 4/15/2021(c)	905	986	Transocean Inc
8.00%, 2/15/2020(c)	345	378	2.50%, 10/15/2017	4,105	4,157
KazMunayGas National Co			3.80%, 10/15/2022	2,000	2,046
7.00%, 5/5/2020	770	946	6.00%, 3/15/2018	110	130
Kodiak Oil & Gas Corp			6.38%, 12/15/2021	570	694
8.13%, 12/1/2019(c)	805	877	6.80%, 3/15/2038	3,765	4,680
Linn Energy LLC / Linn Energy Finance					$85,258
Corp
7.75%, 2/1/2021	315	336	Oil & Gas Services - 0.31%
Lukoil International Finance BV			Cameron International Corp
7.25%, 11/5/2019(c)	455	548	1.60%, 4/30/2015	2,165	2,200
Marathon Oil Corp			4.50%, 6/1/2021	1,055	1,191
0.90%, 11/1/2015	1,275	1,280	7.00%, 7/15/2038	1,055	1,468
2.80%, 11/1/2022	1,500	1,512	Cie Generale de Geophysique - Veritas
National JSC Naftogaz of Ukraine			9.50%, 5/15/2016	185	200
9.50%, 9/30/2014	365	372	Weatherford International Ltd/Bermuda
Nexen Inc			4.50%, 4/15/2022	810	862
6.40%, 5/15/2037	1,825	2,342	5.95%, 4/15/2042	1,125	1,235
Novatek OAO via Novatek Finance Ltd			6.75%, 9/15/2040	125	149
6.60%, 2/3/2021(c)	200	234			$7,305
Occidental Petroleum Corp			Other Asset Backed Securities - 1.59%
1.50%, 2/15/2018	1,090	1,112	Carrington Mortgage Loan Trust
1.75%, 2/15/2017	1,170	1,210	0.49%, 12/25/2035(e)	5,296	5,202
2.70%, 2/15/2023	660	686	Chase Funding Mortgage Loan Asset-Backed
Offshore Group Investment Ltd			Certificates
7.50%, 11/1/2019(c)	750	739	0.67%, 12/25/2033(e)	23	22
Pacific Rubiales Energy Corp			0.81%, 7/25/2033(e)	1,277	1,143
7.25%, 12/12/2021(c)	215	255	Countrywide Asset-Backed Certificates
PDC Energy Inc			0.37%, 6/25/2030(e)	7,215	6,908
7.75%, 10/15/2022(c)	765	778	0.73%, 6/25/2035(e)	1,044	1,008
12.00%, 2/15/2018	1,420	1,552	1.82%, 1/25/2034(e)	28	20
Petrobras International Finance Co - Pifco			GE Dealer Floorplan Master Note Trust
5.38%, 1/27/2021	2,425	2,750	0.81%, 7/20/2016(e)	10,000	10,043
6.88%, 1/20/2040	295	381	GE Equipment Midticket LLC
Petro-Canada			0.47%, 2/22/2014	4,300	4,301
5.95%, 5/15/2035	1,830	2,299	Great America Leasing Receivables
Petroleos de Venezuela SA			1.66%, 4/17/2017(c)	2,000	2,021
4.90%, 10/28/2014	534	495	JP Morgan Mortgage Acquisition Corp
5.25%, 4/12/2017	900	711	0.29%, 3/25/2037(e)	249	248
5.38%, 4/12/2027	1,010	631	0.36%, 3/25/2037(e)	3,820	3,141
Petroleos Mexicanos			5.45%, 11/25/2036	954	951
4.88%, 1/24/2022	3,145	3,522	Long Beach Mortgage Loan Trust 2005-1
5.50%, 1/21/2021	695	811	0.96%, 2/25/2035(e)	725	717
Phillips 66			Marriott Vacation Club Owner Trust 2007-1
1.95%, 3/5/2015(c)	1,450	1,486	5.52%, 5/20/2029(c),(e)	444	460
Plains Exploration & Production Co			MSDWCC Heloc Trust
6.50%, 11/15/2020	685	685	0.40%, 7/25/2017(e)	320	302
6.88%, 2/15/2023	655	654	Popular ABS Mortgage Pass-Through Trust
Precision Drilling Corp			2005-1
6.63%, 11/15/2020	840	899	0.48%, 5/25/2035(e)	1,367	925
PTT PCL					$37,412
3.38%, 10/25/2022(c)	1,000	987

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Packaging & Containers - 0.24%			Pipelines (continued)
Crown Cork & Seal Co Inc			NGPL PipeCo LLC
7.38%, 12/15/2026	$780	$852	9.63%, 6/1/2019(c)	$2,640	$3,036
Exopack Holding Corp			ONEOK Partners LP
10.00%, 6/1/2018	795	736	2.00%, 10/1/2017	3,185	3,250
Rock-Tenn Co			3.25%, 2/1/2016	2,380	2,522
3.50%, 3/1/2020(c)	3,110	3,206	Regency Energy Partners LP / Regency Energy
4.00%, 3/1/2023(c)	805	829	Finance Corp
		$5,623	5.50%, 4/15/2023	135	140
			9.38%, 6/1/2016	383	415
Pharmaceuticals - 1.81%			TransCanada PipeLines Ltd
Endo Health Solutions Inc			2.50%, 8/1/2022	2,370	2,408
7.25%, 1/15/2022	565	610	Transportadora de Gas Internacional SA ESP
Express Scripts Holding Co			5.70%, 3/20/2022(c)	300	335
2.75%, 11/21/2014(c)	2,305	2,389
3.50%, 11/15/2016(c)	5,145	5,564	Western Gas Partners LP
3.90%, 2/15/2022(c)	1,880	2,055	4.00%, 7/1/2022	1,965	2,086
6.13%, 11/15/2041(c)	1,875	2,457			$32,313
GlaxoSmithKline Capital Inc			Real Estate - 0.01%
5.38%, 4/15/2034	1,670	2,080	Atlantic Finance Ltd
GlaxoSmithKline Capital PLC			10.75%, 5/27/2014(e)	110	122
1.50%, 5/8/2017	1,385	1,416
Merck & Co Inc
3.60%, 9/15/2042	530	546	REITS - 0.17%
5.95%, 12/1/2028	840	1,112	iStar Financial Inc

6.50%, 12/1/2033 (e)	1,095	1,627	9.00%, 6/1/2017	490	531
Novartis Capital Corp			Rayonier Inc
			3.75%, 4/1/2022	1,530	1,571
3.70%, 9/21/2042	720	749	Simon Property Group LP
Sky Growth Acquisition Corp
7.38%, 10/15/2020(c)	270	269	4.75%, 3/15/2042	1,660	1,837
Takeda Pharmaceutical Co Ltd					$3,939
1.63%, 3/17/2017(c)	2,955	2,997	Retail - 0.91%
Teva Pharmaceutical Finance Co BV			AmeriGas Finance LLC/AmeriGas Finance
2.40%, 11/10/2016	1,935	2,035	Corp
3.65%, 11/10/2021	515	561	7.00%, 5/20/2022	1,065	1,157
Watson Pharmaceuticals Inc			Claire's Stores Inc
1.88%, 10/1/2017	3,865	3,918	9.00%, 3/15/2019(c)	570	595
3.25%, 10/1/2022	4,745	4,890	CVS Caremark Corp
4.63%, 10/1/2042	3,010	3,233	3.25%, 5/18/2015	1,105	1,175
5.00%, 8/15/2014	1,980	2,117	5.75%, 5/15/2041	1,120	1,451
Wyeth LLC			6.60%, 3/15/2019	1,170	1,510
5.95%, 4/1/2037	755	1,032	CVS Pass-Through Trust
6.00%, 2/15/2036	565	778	5.77%, 1/10/2033(c)	1,557	1,857
		$42,435	5.93%, 1/10/2034(c)	1,175	1,433
			7.51%, 1/10/2032(c)	322	429
Pipelines - 1.38%			Dufry Finance SCA
Access Midstream Partners LP / ACMP			5.50%, 10/15/2020(c)	200	203
Finance Corp
5.88%, 4/15/2021	358	372	Macy's Retail Holdings Inc
			5.75%, 7/15/2014	875	944
El Paso LLC			5.90%, 12/1/2016	1,265	1,490
7.75%, 1/15/2032	975	1,164
El Paso Pipeline Partners Operating Co LLC			6.90%, 4/1/2029	145	177
			Neiman Marcus Group Inc/The
5.00%, 10/1/2021	1,750	1,981	10.38%, 10/15/2015	250	255
Energy Transfer Equity LP
7.50%, 10/15/2020	585	665	Nordstrom Inc
			6.25%, 1/15/2018	1,480	1,784
Energy Transfer Partners LP			Penske Automotive Group Inc
6.05%, 6/1/2041	2,260	2,703	5.75%, 10/1/2022(c)	190	194
6.50%, 2/1/2042	555	698	Petco Holdings Inc
Enterprise Products Operating LLC			8.50%, PIK 9.25%, 10/15/2017(c),(g)	590	592
4.45%, 2/15/2043	2,425	2,472
4.85%, 8/15/2042	370	399	Suburban Propane Partners LP/Suburban
			Energy Finance Corp
6.45%, 9/1/2040	5	7	7.38%, 3/15/2020	715	758
8.38%, 8/1/2066	3,115	3,551
Kinder Morgan Energy Partners LP			Walgreen Co
			1.80%, 9/15/2017	3,390	3,435
5.30%, 9/15/2020	1,070	1,268	Wal-Mart Stores Inc
5.63%, 9/1/2041	1,130	1,327
MarkWest Energy Partners LP / MarkWest			5.00%, 10/25/2040	1,665	2,039
Energy Finance Corp					$21,478
5.50%, 2/15/2023	185	194	Savings & Loans - 0.36%
6.25%, 6/15/2022	1,010	1,093	Santander Holdings USA Inc/PA
6.50%, 8/15/2021	210	227	3.00%, 9/24/2015	5,430	5,534

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

		Principal				Principal
BONDS (continued)		Amount (000's)		Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Savings & Loans (continued)					Sovereign (continued)
Santander Holdings USA Inc/PA	(continued)				Japan Government Ten Year Bond
4.63%, 4/19/2016			$2,745	$2,870	(continued)
				$8,404	1.50%, 12/20/2017	JPY	20,000	$267
					Japan Government Thirty Year Bond
Semiconductors - 0.05%					2.00%, 9/20/2040		6,500	83
Jazz Technologies Inc					2.30%, 12/20/2035		9,000	123
8.00%, 6/30/2015			1,471	1,151	Japan Government Twenty Year Bond
					1.60%, 6/20/2030		12,500	157
Software - 0.32%					1.90%, 3/20/2024		21,200	293
Oracle Corp					Lithuania Government International Bond
1.20%, 10/15/2017			4,655	4,678	5.13%, 9/14/2017		$180	202
2.50%, 10/15/2022			1,755	1,787	Mexican Bonos
6.13%, 7/8/2039			475	671	6.00%, 6/18/2015(e)	MXN	6	47
Serena Software Inc					7.75%, 12/14/2017(e)		600	51
10.38%, 3/15/2016			390	402	8.00%, 6/11/2020(e)		390	35
				$7,538	Mexico Government International Bond
					3.63%, 3/15/2022		$1,540	1,682
Sovereign - 0.96%					4.75%, 3/8/2044		1,200	1,332
Argentina Boden Bonds					Netherlands Government Bond
7.00%, 10/3/2015			850	706	2.25%, 7/15/2022(c)	EUR	65	88
Australia Government Bond					4.00%, 7/15/2018(c)		15	23
5.75%, 5/15/2021		AUD	20	25	Panama Government International Bond
Austria Government Bond					5.20%, 1/30/2020		$400	484
4.65%, 1/15/2018(c)		EUR	40	62
					Poland Government Bond
Belgium Government Bond					5.50%, 4/25/2015	PLN	22	7
3.00%, 9/28/2019			145	202	5.75%, 4/25/2014		70	22
4.25%, 9/28/2021			35	53	Russian Foreign Bond - Eurobond
Brazilian Government International Bond					7.50%, 3/31/2030(e)		$3,371	4,269
8.00%, 1/15/2018			$917	1,077	Slovenia Government International Bond
Bundesrepublik Deutschland					5.50%, 10/26/2022(c)		1,350	1,365
3.50%, 7/4/2019		EUR	60	91	Spain Government Bond
4.00%, 1/4/2018			5	8	3.15%, 1/31/2016	EUR	75	95
4.75%, 7/4/2028			15	27	3.40%, 4/30/2014		30	39
Canadian Government Bond					4.25%, 10/31/2016		60	78
2.00%, 12/1/2014		CAD	50	51	4.65%, 7/30/2025		10	11
5.75%, 6/1/2033			25	39	5.50%, 4/30/2021		10	13
Croatia Government International Bond					Sweden Government Bond
6.75%, 11/5/2019			$550	631	4.25%, 3/12/2019	SEK	120	21
Denmark Government Bond					6.75%, 5/5/2014		70	11
3.00%, 11/15/2021		DKK	80	16	Switzerland Government Bond
4.00%, 11/15/2017			80	16	3.75%, 6/10/2015	CHF	12	14
Export Credit Bank of Turkey					Turkey Government International Bond
5.88%, 4/24/2019(c)			$600	656
					5.63%, 3/30/2021		$560	651
France Government Bond OAT					7.25%, 3/15/2015		820	916
3.50%, 4/25/2026		EUR	55	78	United Kingdom Gilt
3.75%, 4/25/2021			85	126	1.75%, 9/7/2022	GBP	15	24
4.50%, 4/25/2041			25	40	4.25%, 12/7/2040		35	69
French Treasury Note BTAN					4.75%, 12/7/2030		35	74
1.75%, 2/25/2017			65	88	5.00%, 3/7/2025		35	75
Hungary Government International Bond					Venezuela Government International Bond
4.75%, 2/3/2015			$230	235	9.25%, 9/15/2027		$1,840	1,661
Indonesia Government International Bond					Vnesheconombank Via VEB Finance PLC
4.88%, 5/5/2021			1,740	1,984	6.03%, 7/5/2022(c)		600	670
5.25%, 1/17/2042			300	346				$22,644
Ireland Government Bond
4.50%, 10/18/2018		EUR	25	33	Student Loan Asset Backed Securities - 1.23%
Italy Buoni Poliennali Del Tesoro					SLM Student Loan Trust
3.00%, 4/1/2014			105	138	0.38%, 2/27/2017(e)		3,500	3,500
3.50%, 6/1/2014			65	86	0.87%, 10/25/2017(e)		2,092	2,107
4.25%, 9/1/2019			50	65	0.96%, 10/16/2023(c),(e)		3,340	3,341
4.25%, 3/1/2020			85	110	1.22%, 10/25/2017(e)		697	704
4.50%, 3/1/2026			30	37	1.31%, 12/15/2021(c),(e)		8,110	8,173
4.75%, 9/15/2016			120	164	1.31%, 8/15/2023(c),(e)		6,579	6,619
4.75%, 6/1/2017			80	108	1.42%, 10/25/2016(e)		1,009	1,015
5.00%, 3/1/2022			35	46	1.61%, 8/15/2025(c),(e)		2,103	2,126
5.00%, 9/1/2040			15	18	2.13%, 8/15/2016(c),(e)		1,357	1,359
6.00%, 5/1/2031			20	27				$28,944
Japan Government Ten Year Bond
0.80%, 9/20/2020		JPY	7,000	89
1.40%, 6/20/2019			16,000	214

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Telecommunications - 2.25%			Telecommunications (continued)
America Movil SAB de CV			Verizon Global Funding Corp
3.13%, 7/16/2022	$1,150	$1,186	7.75%, 12/1/2030	$140		$212
AT&T Inc			VimpelCom Holdings BV
1.60%, 2/15/2017	2,160	2,217	7.50%, 3/1/2022	550		594
1.70%, 6/1/2017	4,470	4,610	Virgin Media Finance PLC
3.00%, 2/15/2022	1,810	1,924	4.88%, 2/15/2022	200		202
5.55%, 8/15/2041	485	617	5.25%, 2/15/2022	190		199
6.15%, 9/15/2034	1,475	1,893	9.50%, 8/15/2016	185		206
Brasil Telecom SA			Vodafone Group PLC
5.75%, 2/10/2022(c)	400	432	1.25%, 9/26/2017	2,655		2,669
Cincinnati Bell Inc			Wind Acquisition Finance SA
7.00%, 2/15/2015	200	202	11.75%, 7/15/2017(c)	325		317
Cisco Systems Inc			Wind Acquisition Holdings Finance SA
5.90%, 2/15/2039	750	1,013	12.25%, PIK 12.25%, 7/15/2017(c),(g)	1,361		1,157
Clearwire Communications LLC/Clearwire						$52,834
Finance Inc
12.00%, 12/1/2015(c)	805	857	Transportation - 0.91%
Deutsche Telekom International Finance BV			CSX Corp
2.25%, 3/6/2017(c)	1,750	1,793	3.70%, 10/30/2020	1,115		1,211
4.88%, 3/6/2042(c)	825	899	4.10%, 3/15/2044	2,365		2,397
Digicel Group Ltd			4.25%, 6/1/2021	1,400		1,568
8.25%, 9/30/2020(c)	1,045	1,126	5.50%, 4/15/2041	1,805		2,240
Digicel Ltd			6.25%, 3/15/2018	1,185		1,459
8.25%, 9/1/2017(c)	300	322	7.38%, 2/1/2019	964		1,233
12.00%, 4/1/2014(c)	615	680	Georgian Railway JSC
			7.75%, 7/11/2022(c)	590		660
Eileme 2 AB
11.63%, 1/31/2020(c)	1,080	1,214	Kansas City Southern de Mexico SA de CV
Embarq Corp			6.13%, 6/15/2021	1,704		1,904
8.00%, 6/1/2036	695	750	8.00%, 2/1/2018	350		388
Goodman Networks Inc			Navios Maritime Acquisition Corp / Navios
12.13%, 7/1/2018(c)	325	357	Acquisition Finance US Inc
Inmarsat Finance PLC			8.63%, 11/1/2017	900		848
7.38%, 12/1/2017(c)	350	377	Navios Maritime Holdings Inc / Navios
Intelsat Jackson Holdings SA			Maritime Finance US Inc
7.25%, 10/15/2020	340	361	8.88%, 11/1/2017	1,030		1,056
Intelsat Luxembourg SA			Norfolk Southern Corp
11.50%, 2/4/2017	3,883	4,087	4.84%, 10/1/2041	850		990
11.25%, 2/4/2017	65	68	PHI Inc
Level 3 Communications Inc			8.63%, 10/15/2018	540		570
11.88%, 2/1/2019	384	437	Ship Finance International Ltd
Level 3 Financing Inc			8.50%, 12/15/2013	1,455		1,457
8.13%, 7/1/2019	770	822	Swift Services Holdings Inc
10.00%, 2/1/2018	710	792	10.00%, 11/15/2018	1,420		1,523
NII Capital Corp			Transnet SOC Ltd
			4.00%, 7/26/2022(c)	1,200		1,200
7.63%, 4/1/2021	1,520	1,201
10.00%, 8/15/2016	335	332	United Parcel Service Inc
Qtel International Finance Ltd			1.13%, 10/1/2017	625		632
4.75%, 2/16/2021	250	282				$21,336
Qwest Corp			TOTAL BONDS			$1,321,524
6.75%, 12/1/2021	1,860	2,225		Principal
SBA Tower Trust			SENIOR FLOATING RATE INTERESTS - 1.90%	Amount (000's)	Value	(000	's)
4.25%, 4/15/2040(c),(e)	2,490	2,617
			Advertising - 0.02%
Sprint Nextel Corp			Getty Images Inc, Term Loan B
7.00%, 3/1/2020(c)	480	557	0.00%, 10/3/2019(e),(h)	$490		$491
7.00%, 8/15/2020	1,565	1,718
9.00%, 11/15/2018(c)	1,055	1,303
9.13%, 3/1/2017	825	969	Automobile Manufacturers - 0.03%
Telefonica Emisiones SAU			Chrysler Group LLC, Term Loan B
0.77%, 2/4/2013(e)	2,075	2,070	6.00%, 5/24/2017(e)	759		775
3.99%, 2/16/2016	2,135	2,167
Telemar Norte Leste SA			Automobile Parts & Equipment - 0.06%
5.50%, 10/23/2020	100	107	HHI Holdings LLC, Term Loan
UPCB Finance V Ltd			0.00%, 10/3/2018(e),(h)	430		428
7.25%, 11/15/2021(c)	400	440
			Schaeffler AG, Term Loan C2
UPCB Finance VI Ltd			6.00%, 2/14/2017(e)	1,025		1,035
6.88%, 1/15/2022(c)	690	738
						$1,463
Verizon Communications Inc
2.00%, 11/1/2016	510	533
6.25%, 4/1/2037	705	983

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Beverages - 0.06%			Food (continued)
Constellation Brands Inc, Bridge Loan A			Pinnacle Foods Finance LLC / Pinnacle Foods
0.00%, 6/28/2020(d),(e),(h),(i)	$1,500	$1,500	Finance Corp, Term Loan F
			4.75%, 10/17/2018(e)	$504	$504
			Pinnacle Foods Finance LLC, Term Loan B-
Chemicals - 0.20%			OLD
AZ Chem US Inc, Term Loan B			3.71%, 4/2/2014(e)	198	198
7.25%, 12/6/2017(e)	352	356
Georgia Gulf Corp, Bridge Loan					$1,261
0.00%, 8/20/2013(d),(e),(h),(i)	2,300	2,300	Forest Products & Paper - 0.09%
Ineos US Finance LLC, Term Loan			Exopack LLC, Term Loan B
6.50%, 4/27/2018(e)	1,114	1,129	6.50%, 5/6/2017(e)	820	820
Taminco Global Chemical Corp, Term Loan			NewPage Corp, DIP Term Loan
0.00%, 2/15/2019(e),(h)	145	147	8.00%, 3/8/2013(e)	1,275	1,277
5.25%, 2/15/2019(e)	647	653			$2,097
		$4,585
			Healthcare - Products - 0.04%
Coal - 0.01%			BSN Medical GmbH & Co KG, Term Loan
Patriot Coal Corp, DIP Term Loan			B1
9.25%, 12/9/2013(e)	115	115	0.00%, 7/15/2019(e),(h)	225	225
			Hologic Inc, Term Loan B
			4.50%, 4/29/2019(e)	120	121
Commercial Services - 0.02%
Interactive Data Corp, Term Loan			Kinetic Concepts Inc, Term Loan B1
			7.00%, 4/20/2018(e)	503	509
4.50%, 2/11/2018(e)	445	448
					$855

Computers - 0.04%			Healthcare - Services - 0.03%
CompuCom Systems Inc, Term Loan			HCA Inc, Term Loan B3
6.50%, 10/2/2018(e)	510	509	3.46%, 5/1/2018(e)	410	410
10.25%, 10/2/2019(e)	215	211	MultiPlan Inc, Term Loan B
			4.75%, 8/26/2017(e)	399	401
Spansion LLC, Term Loan B-EXIT
4.75%, 2/9/2015(e)	203	204			$811
		$924	Insurance - 0.15%
Diversified Financial Services - 0.04%			Asurion LLC, Term Loan
			9.00%, 5/10/2019(e)	682	705
Nuveen Investments Inc, Term Loan EXT-
OLD			Asurion LLC, Term Loan B
5.85%, 5/13/2017(e)	487	486	5.50%, 5/10/2018(e)	1,462	1,471
Springleaf Financial Funding Co, Term Loan			CNO Financial Group Inc, Term Loan B2
			0.00%, 9/20/2016(e),(h)	570	571
NEW
5.50%, 5/28/2017(e)	535	527	Lone Star Intermediate Super Holdings LLC,
		$1,013	Term Loan
			11.00%, 8/7/2019(e)	630	669
Electric - 0.12%					$3,416
Dynegy Power LLC, Term Loan
9.25%, 8/5/2016(e)	1,079	1,122	Internet - 0.08%
NRG Energy Inc, Term Loan B			Open Solutions Inc, Term Loan B
4.00%, 5/5/2018(e)	444	447	2.58%, 1/23/2014(e)	931	896
Texas Competitive Electric Holdings Co LLC,			Zayo Group LLC, Term Loan B
			7.13%, 3/18/2019(e)	933	936
Term Loan NON-EXT
3.75%, 10/10/2014(e)	1,753	1,189			$1,832
		$2,758	Lodging - 0.11%
Entertainment - 0.13%			Caesars Entertainment Operating Co Inc, Term
CCM Merger Inc, Term Loan B			Loan B6
6.00%, 2/1/2017(e)	1,621	1,637	5.46%, 1/28/2018(e)	2,938	2,630
Peninsula Gaming LLC, Term Loan B
0.00%, 8/3/2017(e),(h)	995	1,006	Machinery - Diversified - 0.03%
WMG Acquisition Corp, Term Loan B			Edwards Cayman Islands II Ltd, Term Loan
0.00%, 10/25/2018(e),(h)	485	486	5.50%, 5/31/2016(e)	643	645
		$3,129

Environmental Control - 0.05%			Media - 0.14%
ADS Waste Holdings Inc, Term Loan B			Cequel Communications Holdings, Bridge
0.00%, 9/25/2019(e),(h)	245	247	Loan
Advanced Disposal Services Inc, Bridge Loan			0.00%, 7/24/2013(d),(e),(h),(i)	620	620
0.00%, 8/17/2013(d),(e),(h),(i)	1,000	1,000	Cumulus Media Holdings Inc, Term Loan
		$1,247	7.50%, 1/14/2019(e)	230	233
			Cumulus Media Holdings Inc, Term Loan B
Food - 0.05%			5.75%, 6/15/2018(e)	253	254
Pinnacle Foods Finance LLC / Pinnacle Foods			Kabel Deutschland Vertrieb und Service
Finance Corp, Term Loan D-NEW
4.75%, 9/29/2018(e)	557	559	GmbH, Term Loan F
			4.25%, 1/20/2019(e)	380	382

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Media (continued)			Telecommunications (continued)
Univision Communications Inc, Term Loan B-			UPC Financing Partnership, Term Loan AB
NONEXT			4.75%, 12/31/2017(e)	$390		$390
2.21%, 9/29/2014(e)	$87	$86				$1,774
Univision Communications Inc, Term Loan			TOTAL SENIOR FLOATING RATE INTERESTS			$44,581
EXT			U.S. GOVERNMENT & GOVERNMENT	Principal
4.46%, 3/31/2017(e)	858	838	AGENCY OBLIGATIONS - 48.04%	Amount (000's)	Value	(000	's)
WideOpenWest Finance LLC, Term Loan
6.25%, 7/12/2018(e)	858	865	Federal Home Loan Mortgage Corporation (FHLMC) - 5.10%
		$3,278	2.49%, 1/1/2034(e)	$134		$142
			2.57%, 12/1/2035(e)	75		80
Mining - 0.02%			2.82%, 5/1/2037(e)	422		454
FMG Resources August 2006 Pty Ltd, Term
Loan B			3.50%, 4/1/2042	20,469		22,041
0.00%, 10/12/2017(e),(h)	580	577	3.50%, 8/1/2042	9,936		10,615
			4.00%, 10/1/2041	3,137		3,352
			4.50%, 4/1/2031	5,108		5,580
Oil & Gas - 0.07%			4.50%, 6/1/2040	2,839		3,153
EP Energy LLC, Term Loan			4.50%, 8/1/2040	396		437
5.00%, 4/24/2018(e)	725	729	4.50%, 1/1/2041	5,948		6,607
Plains Exploration & Production Co, Bridge			4.50%, 4/1/2041	17,622		18,996
Loan			5.00%, 3/1/2018	1,057		1,137
0.00%, 9/4/2013(d),(e),(h),(i)	800	800	5.00%, 5/1/2018	712		772
Plains Exploration & Production Co, Term			5.00%, 10/1/2018	561		608
Loan B			5.00%, 1/1/2019	781		847
0.00%, 10/15/2019(e),(h)	105	105	5.00%, 6/1/2031	2,923		3,239
		$1,634	5.00%, 12/1/2038	853		923
			5.00%, 2/1/2039	4,772		5,166
Pharmaceuticals - 0.04%			5.00%, 8/1/2040	5,941		6,535
Grifols Inc, Term Loan B			5.08%, 7/1/2034(e)	49		53
4.50%, 6/1/2017(e)	510	514
NBTY Inc, Term Loan B1			5.50%, 3/1/2018	237		259
4.25%, 10/1/2017(e)	227	227	5.50%, 8/1/2023	2,017		2,187
Par Pharmaceutical Cos Inc, Term Loan B			5.50%, 6/1/2024	263		289
5.00%, 9/18/2019(e)	115	115	5.50%, 4/1/2033	85		93
			5.50%, 5/1/2033	292		321
		$856	5.50%, 10/1/2033	249		278
Pipelines - 0.04%			5.50%, 12/1/2033	2,100		2,347
NGPL PipeCo LLC, Term Loan B			5.50%, 11/1/2036	2,260		2,488
6.75%, 5/4/2017(e)	915	933	5.50%, 4/1/2038	1,130		1,243
			5.50%, 8/1/2038	1,543		1,726
			5.50%, 3/1/2040	2,432		2,678
REITS - 0.03%			6.00%, 7/1/2017	46		50
iStar Financial Inc, Term Loan A2			6.00%, 3/1/2022	152		168
5.25%, 6/30/2014(e)	145	145
7.00%, 6/30/2014(e)	525	524	6.00%, 7/1/2023	792		875
			6.00%, 6/1/2028	10		11
			6.00%, 1/1/2029	4		4
Retail - 0.10%			6.00%, 3/1/2031	22		24
AOT Bedding Super Holdings LLC, Term			6.00%, 4/1/2031	3		3
Loan B			6.00%, 12/1/2031	140		157
5.00%, 9/19/2019(e)	720	719	6.00%, 12/1/2032	138		154
DineEquity Inc, Term Loan B1			6.00%, 2/1/2033	243		272
4.25%, 10/19/2017(e)	355	357	6.00%, 12/1/2033	176		197
Dollar General Corp, Term Loan B2			6.00%, 10/1/2036(e)	1,463		1,628
2.97%, 7/6/2014(e)	250	251	6.00%, 12/1/2037(e)	1,930		2,135
Dunkin' Brands Inc, Term Loan B2			6.00%, 1/1/2038	1,413		1,579
4.00%, 11/23/2017(e)	486	487	6.00%, 1/1/2038(e)	235		262
Neiman Marcus Group Inc/The, Term Loan			6.00%, 7/1/2038	5,716		6,384
4.75%, 4/25/2018(e)	525	526	6.50%, 6/1/2017	118		127
		$2,340	6.50%, 3/1/2029	3		4
			6.50%, 3/1/2029	19		22
Semiconductors - 0.02%			6.50%, 5/1/2029	32		37
Freescale Semiconductor Inc, Term Loan B1			6.50%, 4/1/2031	15		17
4.46%, 11/29/2013(e)	543	525
			6.50%, 6/1/2031	1		1
			6.50%, 9/1/2031	12		14
Telecommunications - 0.08%			6.50%, 2/1/2032	17		20
Intelsat Jackson Holdings SA, Term Loan			6.50%, 2/1/2032	10		11
3.21%, 2/1/2014(e)	885	874	6.50%, 5/1/2032	39		45
Level 3 Financing Inc, Term Loan B			6.50%, 4/1/2035	413		469
5.18%, 8/1/2019(e)	505	510	6.50%, 10/1/2035	190		216
			7.00%, 12/1/2029	16		18
			7.00%, 6/1/2030	26		30

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			Federal National Mortgage Association (FNMA) (continued)
7.00%, 12/1/2030	$13	$15	5.50%, 6/1/2023	$654	$723
7.00%, 6/1/2031	1	1	5.50%, 7/1/2023	12	14
			5.50%, 7/1/2033	657	729
7.00%, 9/1/2031	5	5	5.50%, 9/1/2033	637	706
7.50%, 9/1/2030	5	6
7.50%, 9/1/2030	4	5	5.50%, 8/1/2036	5,237	5,776
			5.50%, 2/1/2037	362	404
7.50%, 1/1/2031	28	34	5.50%, 4/1/2038	13,878	15,492
7.50%, 3/1/2031	7	9
7.50%, 2/1/2032	15	19	5.50%, 12/1/2038	6,118	6,874
			5.50%, 1/1/2040	2,869	3,175
8.00%, 9/1/2030	118	135	5.50%, 5/1/2040	2,032	2,253
		$119,809	5.50%, 5/1/2040	2,170	2,401
Federal National Mortgage Association (FNMA) - 17.33%			6.00%, 10/1/2021	980	1,081
2.06%, 10/1/2034(e)	278	293	6.00%, 2/1/2023	67	75
2.27%, 1/1/2033(e)	220	232	6.00%, 2/1/2038(e)	3,561	3,949
2.40%, 9/1/2038(e)	3,401	3,609	6.00%, 5/1/2038	1,247	1,409
2.47%, 12/1/2032(e)	214	228	6.00%, 5/1/2038	680	767
2.50%, 11/1/2027(j)	24,600	25,745	6.00%, 8/1/2038	1,040	1,177
2.58%, 7/1/2033(e)	1,835	1,953	6.00%, 8/1/2038	2,785	3,154
2.66%, 7/1/2034(e)	550	588	6.00%, 12/1/2038	7,878	8,888
2.68%, 4/1/2036(e)	400	429	6.04%, 12/1/2036(e)	1,657	1,790
2.72%, 2/1/2036(e)	40	41	6.50%, 7/1/2016	6	6
2.76%, 3/1/2035(e)	5,769	6,233	6.50%, 2/1/2017	17	18
2.81%, 3/1/2035(e)	472	506	6.50%, 3/1/2017	11	12
2.85%, 8/1/2035(e)	385	414	6.50%, 4/1/2017	2	3
3.00%, 11/1/2026	33,000	34,810	6.50%, 8/1/2017	128	139
3.00%, 4/1/2033(e)	263	280	6.50%, 5/1/2022	19	22
3.00%, 12/1/2040	257	269	6.50%, 12/1/2031	8	10
3.00%, 12/1/2042(j)	24,900	26,052	6.50%, 2/1/2032	9	10
3.35%, 4/1/2041(e)	2,869	3,038	6.50%, 2/1/2032	10	12
3.50%, 12/1/2025	4,074	4,390	6.50%, 4/1/2032	12	13
3.50%, 4/1/2027	2,000	2,141	6.50%, 6/1/2032	4	5
3.50%, 11/1/2027(j)	1,950	2,069	6.50%, 8/1/2032	62	71
3.50%, 1/1/2041	582	620	6.50%, 7/1/2037	1,541	1,760
3.50%, 12/1/2041(j)	10,000	10,633	6.50%, 7/1/2037	1,147	1,312
3.50%, 3/1/2042	5,590	6,047	6.50%, 12/1/2037	2,360	2,637
3.50%, 8/1/2042	5,981	6,379	6.50%, 2/1/2038	1,262	1,435
4.00%, 8/1/2020	4,688	5,010	6.50%, 3/1/2038	734	834
4.00%, 11/1/2026(j)	3,350	3,578	6.50%, 9/1/2038	3,627	4,122
4.00%, 2/1/2031	1,287	1,389	7.00%, 2/1/2032	19	23
4.00%, 2/1/2031	1,306	1,409	7.00%, 3/1/2032	79	94
4.00%, 5/1/2031	2,399	2,588	7.50%, 8/1/2032	31	38
4.00%, 6/1/2031	3,963	4,275			$406,957
4.00%, 11/1/2040	6,376	6,996
4.00%, 12/1/2040	9,300	10,204	Government National Mortgage Association (GNMA) - 9.27%
4.00%, 12/1/2040	12,898	14,178	3.00%, 12/1/2042(j)	6,600	7,002
4.00%, 12/1/2040	6,085	6,749	3.50%, 11/1/2041(j)	54,200	58,985
4.00%, 1/1/2041	18,501	20,299	3.50%, 5/15/2042	10,817	11,790
4.00%, 12/1/2041	12,000	12,840	4.00%, 10/15/2041	7,710	8,542
4.50%, 5/1/2031	11,610	12,603	4.00%, 12/1/2041(j)	25,000	27,309
4.50%, 12/1/2039	154	166	4.00%, 4/20/2042	9,415	10,284
4.50%, 5/1/2040	2,910	3,266	4.50%, 6/20/2025	13,241	14,452
4.50%, 5/1/2040	3,161	3,504	4.50%, 1/20/2042	19,893	21,980
4.50%, 7/1/2040	2,257	2,502	5.00%, 11/15/2033	6,248	6,895
4.50%, 1/1/2041	2,653	2,942	5.00%, 6/15/2034	146	161
4.50%, 2/1/2041	33,391	37,021	5.00%, 10/20/2039	816	903
4.50%, 9/1/2041	2,047	2,219	5.00%, 6/20/2040	14,260	15,815
5.00%, 3/1/2018	338	369	5.00%, 7/20/2040	1,218	1,358
5.00%, 5/1/2020	390	431	5.00%, 7/20/2040	1,925	2,122
5.00%, 12/1/2039	289	326	5.00%, 9/20/2041	2,556	2,835
5.00%, 2/1/2040	721	799	5.00%, 11/20/2041	3,785	4,195
5.00%, 4/1/2040	1,526	1,692	5.00%, 2/20/2042	401	445
5.00%, 11/1/2040(j)	25,000	27,273	5.00%, 6/20/2042	9,430	10,435
5.00%, 5/1/2041	7,122	7,889	5.50%, 10/15/2033	2,111	2,353
5.32%, 10/1/2036(e)	353	380	5.50%, 5/20/2035	307	340
5.50%, 9/1/2017	51	55	5.50%, 2/15/2038	3,450	3,811
5.50%, 10/1/2017	62	67	5.50%, 7/15/2039	758	838
5.50%, 6/1/2020	1,474	1,604	6.00%, 7/20/2028	105	120
5.50%, 9/1/2020	1,596	1,738	6.00%, 11/20/2028	90	102
5.50%, 2/1/2023	166	184	6.00%, 1/20/2029	98	114

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal		REPURCHASE AGREEMENTS	Maturity
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)	(continued)	Amount (000's)	Value (000 's)

Government National Mortgage Association (GNMA) (continued)			Banks (continued)
6.00%, 7/20/2029	$21	$24	Investment in Joint Trading Account; Deutsche $	13,124	$13,124
6.00%, 8/15/2031	44	51	Bank Repurchase Agreement; 0.32% dated
			10/31/2012 maturing 11/1/2012
6.00%, 1/15/2032	12	13	(collateralized by US Government
6.00%, 2/15/2032	142	163
6.00%, 2/15/2033	85	98	Securities; $13,386,625; 0.28% - 2.50%;
			dated 11/04/13 - 10/17/19)
6.00%, 12/15/2033	103	117	Investment in Joint Trading Account; JP	19,686	19,686
6.00%, 3/15/2039	2,813	3,198
6.50%, 3/20/2028	17	20	Morgan Repurchase Agreement; 0.25%
			dated 10/31/2012 maturing 11/1/2012
6.50%, 5/20/2029	15	18	(collateralized by US Government
6.50%, 2/20/2032	8	9
6.50%, 10/15/2032	53	63	Securities; $20,079,935; 3.50% - 11.25%;
			dated 02/15/15 - 11/15/39)
6.50%, 12/15/2032	304	359	Investment in Joint Trading Account; Merrill	24,132	24,132
7.00%, 4/15/2031	1	1
7.00%, 6/15/2031	30	37	Lynch Repurchase Agreement; 0.23%
7.00%, 7/15/2031	4	5	dated 10/31/2012 maturing 11/1/2012
			(collateralized by US Government
7.00%, 6/15/2032	180	214	Securities; $24,614,179; 0.00% - 9.38%;
8.00%, 1/20/2031	11	13	dated 01/15/13 - 07/15/32)
		$217,589			$85,065
U.S. Treasury - 16.34%			TOTAL REPURCHASE AGREEMENTS		$85,065
0.13%, 8/31/2013	3,625	3,623	Total Investments		$2,579,064
0.13%, 7/31/2014	20,000	19,947	Liabilities in Excess of Other Assets, Net - (9.84)%		$(231,005)
0.25%, 6/30/2014	13,000	12,996	TOTAL NET ASSETS - 100.00%		$2,348,059
0.25%, 5/15/2015	700	698
0.38%, 7/31/2013	150	150
0.63%, 5/31/2017	22,480	22,461	(a) Non-Income Producing Security
0.63%, 9/30/2017	1,600	1,594	(b) Security is Illiquid
0.75%, 6/30/2017	22,000	22,086	(c)		Security exempt from registration under Rule 144A of the Securities Act of
0.75%, 10/31/2017	150	150	1933. These securities may be resold in transactions exempt from
0.88%, 4/30/2017	1,820	1,839	registration, normally to qualified institutional buyers. Unless otherwise
1.00%, 8/31/2016	22,770	23,181	indicated, these securities are not considered illiquid. At the end of the
1.00%, 3/31/2017	2,450	2,490	period, the value of these securities totaled $328,947 or 14.01% of net
1.25%, 10/31/2015	35,100	36,002	assets.
1.25%, 4/30/2019	21,000	21,289	(d)		Market value is determined in accordance with procedures established in
1.38%, 1/15/2013	20,000	20,050	good faith by the Board of Directors. At the end of the period, the value of
1.38%, 12/31/2018	10,000	10,249	these securities totaled $18,511 or 0.79% of net assets.
1.50%, 7/31/2016	20,465	21,218	(e) Variable Rate. Rate shown is in effect at October 31, 2012.
1.63%, 8/15/2022	105	104	(f) Security purchased on a when-issued basis.
1.75%, 5/15/2022	200	202	(g)		Payment in kind; the issuer has the option of paying additional securities
1.88%, 8/31/2017	22,925	24,222	in lieu of cash.
2.38%, 5/31/2018	275	298	(h)		This Senior Floating Rate Note will settle after October 31, 2012, at which
2.63%, 4/30/2016	300	323	time the interest rate will be determined.
2.63%, 1/31/2018	10,000	10,953	(i)		All or a portion of the loan is unfunded. See Notes to Financial Statements
2.63%, 8/15/2020	23,200	25,498	for additional information.
3.13%, 5/15/2019	500	567	(j)		Security was purchased in a "to-be-announced" ("TBA") transaction. See
3.13%, 2/15/2042	2,535	2,687	Notes to Financial Statements for additional information.
3.25%, 12/31/2016	100	111
4.00%, 8/15/2018	27,650	32,573
4.38%, 5/15/2040	14,500	19,108	Portfolio Summary (unaudited)
4.50%, 2/15/2036	13,500	17,961	Sector		Percent
4.75%, 2/15/2041	80	112
5.38%, 2/15/2031	25	36	Mortgage Securities		38.74%
6.00%, 2/15/2026	16,500	24,046	Government		17.30%
6.13%, 8/15/2029	25	38	Financial		14.95%
6.75%, 8/15/2026	3,000	4,673	Asset Backed Securities		9.64%
			Consumer, Non-cyclical		7.24%
		$383,535	Energy		5.57%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Communications		5.08%
OBLIGATIONS		$1,127,890	Industrial		3.01%
	Maturity		Utilities		2.66%
REPURCHASE AGREEMENTS - 3.62%	Amount (000's)	Value (000 's)	Basic Materials		2.42%
Banks - 3.62%			Consumer, Cyclical		2.30%
Investment in Joint Trading Account; Credit	$28,123	$28,123	Technology		0.90%
Suisse Repurchase Agreement; 0.25%			Diversified		0.03%
dated 10/31/2012 maturing 11/1/2012			Liabilities in Excess of Other Assets, Net		(9.84)%
(collateralized by US Government			TOTAL NET ASSETS		100.00%
Securities; $28,685,618; 0.00%; dated
05/15/15 - 08/15/37)

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2012

Credit Default Swaps

Buy Protection
			(Pay)/						Upfront		Unrealized
			Receive		Expiration	Notional	Market		Premiums		Appreciation/
Counterparty (Issuer)	Reference Entity		Fixed Rate		Date	Amount	Value Paid/(Received) (Depreciation)
Barclays Bank PLC	CDX.NA.HY.18		(5.00)%		6/20/2017	$37,125		$(18)		$1,802	$(1,820)
Barclays Bank PLC	CMBX.NA.AAA.1		(0.10)%		10/12/2052	6,250		162		340	(178)
Barclays Bank PLC	CMBX.NA.AAA.4		(0.35)%		2/17/2051	6,250		395		495	(100)
Total								$539		$2,637	$(2,098)

All dollar amounts are shown in thousands (000's)

Foreign Currency Contracts

Foreign Currency Purchase											Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Accept In Exchange For						Value	Appreciation/(Depreciation)
British Pound	JP Morgan Securities		12/14/2012		26,548		$43		$43		$—
Euro	JP Morgan Securities		12/14/2012		38,524		50		50		—
Japanese Yen	JP Morgan Securities		12/14/2012	37,364,867			477		468		(9)
Polish Zloty	JP Morgan Securities		12/14/2012		48,446		15		15		—
Total											$(9)

Foreign Currency Sale											Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For						Value	Appreciation/(Depreciation)
Australian Dollar	JP Morgan Securities		12/14/2012		58,665		$61		$61		$—
British Pound	JP Morgan Securities		12/14/2012		223,341		359		360		(1)
Canadian Dollar	JP Morgan Securities		12/14/2012		119,232		122		119		3
Danish Krone	JP Morgan Securities		12/14/2012		200,923		35		35		—
Euro	JP Morgan Securities		12/14/2012		1,550,522		2,000		2,010		(10)
Japanese Yen	JP Morgan Securities		12/14/2012	142,084,569			1,824		1,781		43
Mexican Peso	JP Morgan Securities		12/14/2012		1,885,081		143		143		—
Polish Zloty	JP Morgan Securities		12/14/2012		136,534		43		43		—
Swedish Krona	JP Morgan Securities		12/14/2012		263,593		40		40		—
Swiss Franc	JP Morgan Securities		12/14/2012		14,635		16		16		—
Total											$35

All dollar amounts are shown in thousands (000's)

Interest Rate Swaps

	(Pay)/
Counterparty	Receive	Fixed		Notional			Upfront Premiums				Unrealized
(Issuer)	Floating Rate Index Floating Rate Rate Expiration Date			Amount	Market Value		Paid/(Received) Appreciation/(Depreciation)
Deutsche Bank AG 3 Month LIBOR	Receive	1.74%	9/4/2022		$8,000	$(22)			$—		$(22)
Morgan Stanley & 3 Month LIBOR	Receive	2.38%	9/4/2032		8,000	65			—		65
Co
Total						$43			$—		$43

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments California Municipal Fund October 31, 2012

INVESTMENT COMPANIES - 2.01%	Shares Held	Value (000 's)		Principal

Publicly Traded Investment Fund - 2.01%			MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)
BlackRock Liquidity Funds California Money	4,500,000	$4,500	California (continued)
Fund Portfolio			California Statewide Communities
			Development Authority CA MTG INS
TOTAL INVESTMENT COMPANIES		$4,500	6.25%, 8/15/2028	$2,250	$2,594
	Principal		California Statewide Communities
MUNICIPAL BONDS - 102.18%	Amount (000's)	Value (000 's)	Development Authority FHA INS
			6.25%, 8/1/2024	1,000	1,225
California - 100.28%			Carson Redevelopment Agency NATL-RE
Abag Finance Authority for Nonprofit			5.50%, 10/1/2016	1,000	1,112
Corps ACA			City of Alhambra CA NATL-RE
5.70%, 11/1/2013	$1,200	$1,203	6.13%, 9/2/2018	3,155	3,192
Abag Finance Authority for Nonprofit			City of Bakersfield CA Wastewater
Corps CA MTG INS			Revenue AGM
5.00%, 4/1/2042	1,000	1,089	5.00%, 9/15/2032	2,000	2,176
Anaheim Public Financing Authority			City of Chula Vista CA NATL-RE
5.25%, 10/1/2034	1,000	1,144	5.00%, 8/1/2027	3,000	3,035
Baldwin Park Financing Authority			City of Compton CA Water Revenue
4.63%, 8/1/2016	1,130	1,168	6.00%, 8/1/2039	1,250	1,271
Barstow Redevelopment Agency NATL-RE			City of Los Angeles Department of Airports
7.00%, 9/1/2014	340	367	5.00%, 5/15/2035	2,000	2,265
7.00%, 9/1/2014	175	187	5.13%, 5/15/2033	1,230	1,354
Bay Area Governments Association XLCA			City of Riverside CA Electric Revenue AGM
5.25%, 9/1/2029	2,000	2,013	5.00%, 10/1/2038	3,000	3,265
Bay Area Toll Authority			City of San Francisco CA Public Utilities
5.13%, 4/1/2039	3,000	3,389	Commission Water Revenue
Berkeley Unified School			5.00%, 11/1/2029	2,210	2,654
District/CA ASSURED GTY			5.00%, 11/1/2036	2,010	2,327
5.00%, 8/1/2031	1,250	1,408	City of San Jose CA Airport
Beverly Hills Unified School District CA			Revenue AMBAC
0.00%, 8/1/2028(a)	2,000	1,092
			5.00%, 3/1/2037	3,000	3,105
California County Tobacco Securitization			City of Torrance CA
Agency			6.00%, 6/1/2022	1,000	1,004
5.45%, 6/1/2028(b)	2,000	1,923
			City of Turlock CA
California Educational Facilities Authority			5.13%, 10/15/2031	1,000	1,006
5.00%, 1/1/2038(c)	1,379	1,508
5.00%, 10/1/2038(c)	900	1,036	5.13%, 10/15/2037	1,000	999
5.00%, 1/1/2039(c)	3,642	4,030	City of Vernon CA Electric System Revenue
5.25%, 10/1/2039(c)	6,500	7,612	5.13%, 8/1/2021	2,000	2,251
			Coachella Redevelopment Agency
5.38%, 4/1/2034	1,000	1,105	5.88%, 12/1/2028	1,820	1,822
California Health Facilities Financing			Coachella Valley Unified School
Authority			District/CA AGM
5.00%, 11/15/2036	1,895	2,085	0.00%, 8/1/2039(a)	5,300	1,216
5.75%, 9/1/2039	2,000	2,307	County of Orange CA Airport Revenue
6.00%, 7/1/2039	2,000	2,365	5.00%, 7/1/2031	1,000	1,129
6.50%, 10/1/2038	15	20	County of Sacramento CA Airport System
6.50%, 10/1/2038	985	1,172	Revenue
California Infrastructure & Economic			5.00%, 7/1/2040	2,000	2,199
Development Bank NATL-RE FGIC			Desert Hot Springs Redevelopment Agency
5.00%, 8/15/2018	500	528	5.60%, 9/1/2038	2,000	1,570
California Pollution Control Financing			Dinuba Financing Authority
Authority			5.38%, 9/1/2038	1,000	968
5.00%, 1/1/2022	2,000	2,199	East Bay Municipal Utility District
California Pollution Control Financing			5.00%, 6/1/2036	1,000	1,166
Authority AMBAC-TCRS			El Monte Union High School
5.85%, 6/1/2021	2,500	2,509	District ASSURED GTY
California State Department of Water			5.50%, 6/1/2034	2,000	2,299
Resources			Escondido Union High School District
5.00%, 12/1/2028	1,680	1,975	0.00%, 8/1/2041(a)	1,000	224
California State Public Works Board			Fontana Redevelopment Agency NATL-RE
5.00%, 4/1/2037	1,000	1,085	5.20%, 9/1/2030	1,000	1,001
California State University			Foothill-De Anza Community College
5.25%, 11/1/2038	2,000	2,260	District
California State University AGM			5.00%, 8/1/2040	1,500	1,733
5.00%, 11/1/2039	1,000	1,092	Highland Redevelopment Agency AMBAC
California Statewide Communities			5.00%, 12/1/2028	3,000	3,044
Development Authority			Indio Redevelopment Agency
5.13%, 4/1/2037(d)	1,500	1,545
			5.63%, 8/15/2035	1,355	1,414
5.25%, 11/1/2030	1,500	1,721	La Verne Public Financing Authority
7.25%, 11/15/2041	1,500	1,717	7.25%, 9/1/2026	800	801

See accompanying notes

Schedule of Investments
California Municipal Fund
October 31, 2012

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

California (continued)			California (continued)
Lake Elsinore Public Financing Authority			San Bernardino County Redevelopment
5.80%, 9/2/2015	$580	$581	Agency RADIAN
Lancaster Redevelopment Agency			5.00%, 9/1/2018	$1,565	$1,664
6.88%, 8/1/2039	1,000	1,143	San Diego Community College District
Los Angeles Community Redevelopment			5.25%, 8/1/2033(c)	1,950	2,356
Agency NATL-RE			San Diego County Regional Airport
5.40%, 7/1/2024	2,500	2,502	Authority
Los Angeles County Metropolitan			5.00%, 7/1/2040	2,250	2,483
Transportation Authority AMBAC			San Diego Public Facilities Financing
5.00%, 7/1/2035	1,500	1,640	Authority
Los Angeles Department of Water & Power			5.00%, 4/15/2037	1,020	1,098
5.38%, 7/1/2038	1,000	1,165	San Diego Public Facilities Financing
Los Angeles Unified School District/CA			Authority Water Revenue
5.00%, 7/1/2029	2,000	2,335	5.38%, 8/1/2034	2,000	2,350
Los Angeles Unified School			San Diego Redevelopment Agency
District/CA AGM			6.40%, 9/1/2019	1,000	1,002
5.00%, 7/1/2032	1,000	1,126	San Diego Unified School District/CA
Merced Union High School District			0.00%, 7/1/2033(a)	5,020	1,885
0.00%, 8/1/2032(a)	3,380	1,248	San Francisco Bay Area Rapid Transit
Metropolitan Water District of Southern			District
California AGM			5.00%, 7/1/2028	1,755	2,071
5.00%, 7/1/2035	2,000	2,188	San Francisco City & County Airports Comm-
Morongo Band of Mission Indians/The			San Francisco International Airport
6.50%, 3/1/2028(d)	1,000	1,067	5.00%, 5/1/2040	1,000	1,106
Needles Public Utility Authority			San Francisco City & County Redevelopment
6.50%, 2/1/2022	2,785	2,786	Agency
Norco Financing Authority AGM			6.50%, 8/1/2039	1,000	1,162
5.63%, 10/1/2034	1,000	1,143	San Luis Obispo County Financing
Ontario Redevelopment Financing			Authority AGM
Authority AMBAC			5.00%, 8/1/2030	1,000	1,137
5.50%, 8/1/2016	1,055	1,064	Santa Clara County Financing Authority
Ontario Redevelopment Financing			5.25%, 5/15/2036	2,000	2,228
Authority NATL-RE			Semitropic Improvement District
5.25%, 8/1/2016	1,060	1,062	5.00%, 12/1/2038	2,000	2,235
Palm Desert Financing Authority NATL-RE			Sierra View Local Health Care District/CA
5.00%, 8/1/2022	1,280	1,302	5.25%, 7/1/2032	1,500	1,562
Perris Public Financing Authority			South Gate Public Financing
5.30%, 10/1/2026	2,805	2,831	Authority AMBAC
Pittsburg Unified School District			5.25%, 9/1/2022	2,090	2,116
0.00%, 8/1/2036(a)	1,365	394	South Gate Public Financing Authority XLCA
Pittsburg Unified School District FSA			5.00%, 9/1/2016	1,145	1,178
5.50%, 8/1/2031	1,000	1,150	Southern California Public Power Authority
Pomona Public Financing Authority NATL-			5.25%, 7/1/2029	695	833
RE			5.25%, 7/1/2031	695	828
5.00%, 2/1/2021	5,000	5,004	State of California
Pomona Unified School District NATL-RE			5.00%, 9/1/2036	1,000	1,125
6.15%, 8/1/2030	1,000	1,202	5.00%, 4/1/2042	3,000	3,328
Poway Unified School District			5.00%, 9/1/2042	3,000	3,340
0.00%, 8/1/2036(a)	4,000	1,291	5.25%, 7/1/2021	2,000	2,469
Richmond Joint Powers Financing Authority			5.25%, 11/1/2040	1,500	1,712
6.25%, 7/1/2024	1,000	1,179	5.75%, 4/1/2031	675	800
Riverside County Public Financing Authority			6.00%, 3/1/2033	2,000	2,480
5.80%, 5/15/2029	2,100	1,136	6.00%, 4/1/2038	3,000	3,605
Riverside County Transportation Commission			Stockton East Water District NATL-RE FGIC
5.00%, 6/1/2032	1,500	1,698	5.25%, 4/1/2022	1,780	1,787
Rocklin Unified School District NATL-RE			Tobacco Securitization Authority of Southern
FGIC			California
0.00%, 8/1/2019(a)	1,360	956	5.13%, 6/1/2046	1,500	1,232
0.00%, 8/1/2020(a)	1,415	942	Tracy Area Public Facilities Financing
0.00%, 8/1/2023(a)	1,225	694	Agency NATL-RE
Rosedale-Rio Bravo Water Storage District			5.88%, 10/1/2013	100	102
Kern County			Tustin Community Facilities District
5.00%, 1/1/2032	3,000	3,244	5.38%, 9/1/2029	1,000	1,012
5.00%, 1/1/2042	2,750	2,950	Tustin Public Financing Authority
Salinas Valley Solid Waste			5.00%, 4/1/2041	1,000	1,134
Authority AMBAC			Twin Rivers Unified School District
5.25%, 8/1/2027	1,975	1,979	0.00%, 4/1/2014(a)	1,500	1,471
5.25%, 8/1/2031	2,000	2,004	University of California
			5.25%, 5/15/2039(c)	3,000	3,493

See accompanying notes

		Schedule of Investments
		California Municipal Fund
		October 31, 2012

	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

California (continued)
Upland Community Facilities District
5.00%, 9/1/2031	$1,110	$1,161
Walnut Energy Center Authority
5.00%, 1/1/2035	2,000	2,191
Western Municipal Water District Facilities
Authority
5.00%, 10/1/2034	1,700	1,921
		$224,938

Guam - 0.96%
Guam Power Authority
5.00%, 10/1/2034	2,000	2,163

Puerto Rico - 0.94%
Puerto Rico Infrastructure Financing
Authority
5.25%, 12/15/2026	2,000	2,102

TOTAL MUNICIPAL BONDS		$229,203
Total Investments		$233,703
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (5.16)%
Notes with an interest rate of 0.22% at October	$(11,576)	$(11,576)
31, 2012 and contractual maturity of collateral
from 2016-2017.(e)
Total Net Investments		$222,127
Other Assets in Excess of Liabilities, Net - 0.97%		$2,176
TOTAL NET ASSETS - 100.00%		$224,303

(a)	Non-Income Producing Security
(b)	Variable Rate. Rate shown is in effect at October 31, 2012.
(c)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,612 or 1.16% of net assets.
(e)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2012

Portfolio Summary (unaudited)

Sector	Percent
Revenue Bonds	45.79%
Insured	31.89%
General Obligation Unltd	14.67%
Tax Allocation	4.43%
Certificate Participation	4.16%
Exchange Traded Funds	2.01%
Special Tax	1.23%
Prerefunded	0.01%
Liability For Floating Rate Notes Issued	(5.16)%
Other Assets in Excess of Liabilities, Net	0.97%
TOTAL NET ASSETS	100.00%

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2012

COMMON STOCKS - 96.11%	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Advertising - 0.02%			Banks (continued)
Teleperformance SA	26,225	$794	Mitsubishi UFJ Financial Group Inc	5,289,325	$23,929
			Musashino Bank Ltd/The	14,700	421
			National Australia Bank Ltd	820,171	21,919
Aerospace & Defense - 0.60%			National Bank of Canada	119,367	9,224
BAE Systems PLC	1,804,045	9,106	Nedbank Group Ltd	138,796	2,862
MTU Aero Engines Holding AG	139,301	11,710	Royal Bank of Canada	442,400	25,222
		$20,816	Sberbank of Russia	3,681,016	10,822
Agriculture - 2.32%			Skandinaviska Enskilda Banken AB	1,871,545	15,530
British American Tobacco PLC	645,429	32,013	Standard Chartered PLC	1,310,181	31,021
Bunge Ltd	52,095	3,700	Sumitomo Mitsui Financial Group Inc	827,300	25,280
Genus PLC	28,934	682	Svenska Handelsbanken AB	515,149	17,678
Golden Agri-Resources Ltd	3,728,469	1,904	Swedbank AB	1,027,299	19,082
Imperial Tobacco Group PLC	519,501	19,647	Toronto-Dominion Bank/The	380,200	30,922
ITC Ltd	806,051	4,225	Turkiye Halk Bankasi AS	634,430	5,597
Japan Tobacco Inc	598,000	16,536	UBS AG	690,749	10,364
Perusahaan Perkebunan London Sumatra	2,746,100	662	Yes Bank Ltd	870,790	6,648
Indonesia Tbk PT					$461,958

Souza Cruz SA	87,404	1,141	Beverages - 1.49%
		$80,510	Anheuser-Busch InBev NV	351,647	29,408
Airlines - 0.62%			Cia de Bebidas das Americas ADR	281,472	11,481
Air China Ltd	7,282,000	5,145	Fomento Economico Mexicano SAB de CV	94,134	8,530
easyJet PLC	793,241	8,016	ADR
Japan Airlines Co Ltd (a)	114,000	5,427	Tata Global Beverages Ltd	809,504	2,253
Turk Hava Yollari Anonium Ortakligi (a)	1,302,597	3,017			$51,672

		$21,605	Building Materials - 0.75%
Automobile Manufacturers - 3.40%			Asahi Glass Co Ltd	740,000	5,030
Daihatsu Motor Co Ltd	560,000	9,801	China National Building Material Co Ltd	2,594,000	3,283
Great Wall Motor Co Ltd	3,310,000	9,031	HeidelbergCement AG	156,806	8,333
Hyundai Motor Co	52,473	10,784	Lafarge SA	130,764	7,666
Kia Motors Corp	124,033	6,876	Sanwa Holdings Corp	162,000	648
Renault SA	286,485	12,846	Sumitomo Osaka Cement Co Ltd	312,000	1,016
Suzuki Motor Corp	610,400	13,843			$25,976
Tata Motors Ltd	1,636,734	7,785
Toyota Motor Corp	831,100	32,045	Chemicals - 3.87%
Volvo AB - B Shares	1,104,383	14,903	Agrium Inc	244,500	25,749
			Aica Kogyo Co Ltd	44,600	755
		$117,914	BASF SE	470,347	39,015
Automobile Parts & Equipment - 1.37%			Brenntag AG	84,616	10,677
Cheng Shin Rubber Industry Co Ltd	197,710	498	Croda International PLC	29,478	1,050
Cie Generale des Etablissements Michelin	164,303	14,164	Elementis PLC	191,904	649
Continental AG	186,825	18,804	Filtrona PLC	70,762	656
Georg Fischer AG (a)	2,633	925	Formosa Plastics Corp	744,000	2,025
Hyundai Mobis	32,596	8,284	Koninklijke DSM NV	187,615	9,648
JTEKT Corp	299,200	2,247	Lanxess AG	121,170	10,024
Minth Group Ltd	530,000	532	Mexichem SAB de CV	865,268	4,289
Plastic Omnium SA	26,958	745	Nippon Soda Co Ltd	148,000	643
Sungwoo Hitech Co Ltd	59,682	577	Sasol Ltd	99,876	4,255
Valeo SA	17,652	777	Sociedad Quimica y Minera de Chile SA ADR	69,261	4,007
		$47,553	Tosoh Corp	1,026,000	2,008
			Yara International ASA	392,511	18,499
Banks - 13.32%			Zeon Corp	55,384	399
Australia & New Zealand Banking Group Ltd	868,611	22,915			$134,348
Axis Bank Ltd	258,434	5,649
Bank of China Ltd	28,628,300	11,729	Coal - 0.13%
Bank of Yokohama Ltd/The	2,419,000	11,132	China Coal Energy Co Ltd	4,428,000	4,376
Bank Rakyat Indonesia Persero Tbk PT	798,901	612
Banque Cantonale Vaudoise	1,295	687	Commercial Services - 0.22%
Barclays PLC	2,539,485	9,390	CCR SA	510,000	4,485
China Construction Bank Corp	6,020,129	4,513	Park24 Co Ltd	74,300	1,277
Credicorp Ltd	29,861	3,862	Sohgo Security Services Co Ltd	55,400	778
DBS Group Holdings Ltd	1,350,003	15,331	Valid Solucoes e Servicos de Seguranca em	53,036	998
Deutsche Bank AG	295,746	13,472	Meios de Pagamento e Identificacao S.A
FirstRand Ltd	2,111,286	7,017			$7,538
Grupo Financiero Banorte SAB de CV	1,462,800	8,133
Home Capital Group Inc	12,165	619	Computers - 0.94%
HSBC Holdings PLC	5,510,711	54,332	Gemalto NV	201,763	18,223
ICICI Bank Ltd ADR	259,345	10,179	Ingenico	26,336	1,395
Industrial & Commercial Bank of China Ltd	21,382,034	14,080	Lenovo Group Ltd	8,392,000	6,719
Kasikornbank PCL	1,141,500	6,675	Tata Consultancy Services Ltd	256,403	6,259
Malayan Banking Bhd	1,727,500	5,110			$32,596

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Cosmetics & Personal Care - 0.04%			Entertainment (continued)
Able C&C Co Ltd	18,553	$1,544	William Hill PLC	256,447	$1,401
					$2,036

Distribution & Wholesale - 1.81%			Food - 2.88%
Inchcape PLC	182,329	1,186	Casino Guichard Perrachon SA	140,412	12,257
Marubeni Corp	2,333,000	15,118	Cia Brasileira de Distribuicao Grupo Pao de	110,176	5,150
Sojitz Corp	1,624,200	2,016	Acucar ADR
Sumitomo Corp	1,415,931	19,303	Cosan SA Industria e Comercio	196,100	3,761
Toyota Tsusho Corp	346,400	7,566	JBS SA (a)	611,222	1,977
Wolseley PLC	400,132	17,541	Nestle SA	693,059	44,001
		$62,730	Nutreco NV	166,066	12,439
			Sao Martinho SA	50,611	632
Diversified Financial Services - 2.23%			Suedzucker AG	465,307	18,037
Aberdeen Asset Management PLC	3,396,542	17,815	Vigor Alimentos SA (a),(b)	32,030	118
BM&FBovespa SA	630,100	4,033
Daishin Securities Co Ltd	61,920	493	Viscofan SA	31,507	1,527
Fubon Financial Holding Co Ltd	359,246	368			$99,899
Hana Financial Group Inc	162,147	4,717	Forest Products & Paper - 0.61%
Intermediate Capital Group PLC	1,646,558	8,127	DS Smith PLC	397,757	1,373
International Personal Finance PLC	105,631	593	Metsa Board OYJ (a)	206,111	619
Jaccs Co Ltd	232,000	989	Mondi PLC	795,121	8,765
KB Financial Group Inc	226,103	7,689	Oji Holdings Corp	716,000	2,100
Mega Financial Holding Co Ltd	13,288,760	9,653	Smurfit Kappa Group PLC	587,471	6,477
ORIX Corp	210,740	21,645	Sumitomo Forestry Co Ltd	70,300	629
Provident Financial PLC	51,990	1,152	West Fraser Timber Co Ltd (a)	18,300	1,108
		$77,274			$21,071

Electric - 0.36%			Gas - 1.25%
Atco Ltd/Canada	12,200	901	Korea Gas Corp	66,236	4,647
China Power International Development Ltd	3,428,000	931	National Grid PLC	1,852,371	21,126
Enel SpA	835,819	3,148	Perusahaan Gas Negara Persero Tbk PT	10,237,000	4,937
Tenaga Nasional BHD	3,236,700	7,364	Tokyo Gas Co Ltd	2,400,000	12,718
		$12,344			$43,428

Electrical Components & Equipment - 0.77%			Hand & Machine Tools - 0.09%
Delta Electronics Inc	465,751	1,589	KUKA AG (a)	40,793	1,225
Harbin Electric Co Ltd	906,000	745	Techtronic Industries Co	996,000	1,888
Hitachi Ltd	4,611,739	24,457			$3,113
		$26,791
			Healthcare - Products - 1.45%
Electronics - 1.02%			Coloplast A/S	98,855	21,684
AAC Technologies Holdings Inc	431,500	1,536	Elekta AB	1,019,256	14,509
Anritsu Corp	450,000	5,661	Fresenius SE & Co KGaA	114,289	13,032
FLEXium Interconnect Inc	261,199	1,062	Hogy Medical Co Ltd	22,600	1,156
Hon Hai Precision Industry Co Ltd	3,856,265	11,692			$50,381
Interflex Co Ltd	16,984	968
Japan Aviation Electronics Industry Ltd	108,000	861	Holding Companies - Diversified - 0.65%
LG Display Co Ltd (a)	184,520	5,476	Alfa SAB de CV	2,904,900	5,338
NEC Corp	1,636,000	3,138	Imperial Holdings Ltd	292,119	6,639
Phison Electronics Corp	228,000	1,749	KOC Holding AS	2,102,219	9,877
Radiant Opto-Electronics Corp	299,590	1,244	Mitie Group PLC	138,568	653
Spectris PLC	43,940	1,231			$22,507
Tokyo Seimitsu Co Ltd	40,700	615	Home Builders - 1.15%
		$35,233	Barratt Developments PLC (a)	5,057,992	15,505
Engineering & Construction - 2.51%			Persimmon PLC	1,032,204	13,281
Aecon Group Inc (a)	47,300	545	Taylor Wimpey PLC	11,356,447	11,225
Aker Solutions ASA	750,402	14,788			$40,011
Bilfinger Berger SE	185,294	18,157	Home Furnishings - 0.05%
Cheung Kong Infrastructure Holdings Ltd	1,546,000	9,058	De'Longhi SpA	92,498	1,233
China Communications Construction Co Ltd	7,577,000	7,072	JVC Kenwood Corp	174,300	619
China Railway Construction Corp Ltd	6,822,845	6,740			$1,852
CTCI Corp	763,000	1,516
Daelim Industrial Co Ltd	57,943	4,027	Insurance - 3.90%
Maeda Corp	137,000	606	Catlin Group Ltd	108,960	830
SembCorp Industries Ltd	3,163,000	14,038	Hannover Rueckversicherung AG	302,043	21,280
Taeyoung Engineering & Construction Co Ltd	106,390	535	Helvetia Holding AG	3,174	1,115
Vinci SA	226,052	10,020	Lancashire Holdings Ltd	74,929	1,045
		$87,102	Legal & General Group PLC	8,900,270	19,293
			MS&AD Insurance Group Holdings	351,100	5,954
Entertainment - 0.06%			PICC Property & Casualty Co Ltd	6,695,000	8,863
Avex Group Holdings Inc	32,100	635	Prudential PLC	2,019,300	27,732
			Sampo OYJ	585,116	18,345

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Insurance (continued)			Mining (continued)
Sanlam Ltd	1,455,099	$6,503	Sterlite Industries India Ltd ADR	577,288	$4,324
Zurich Insurance Group AG (a)	98,562	24,298	Xstrata PLC	369,689	5,857
		$135,258	Yamana Gold Inc	992,500	20,044

Internet - 0.22%					$199,290
Com2uSCorp (a)	48,519	2,886	Miscellaneous Manufacturing - 0.28%
PChome Online Inc	42,716	193	IMI PLC	480,680	7,422
Rightmove PLC	35,251	918	Senior PLC	182,311	573
Tencent Holdings Ltd	106,300	3,739	Singamas Container Holdings Ltd	3,742,000	941
		$7,736	Trelleborg AB	72,516	790
					$9,726
Iron & Steel - 0.45%
Hitachi Metals Ltd	293,000	2,745	Office & Business Equipment - 0.32%
JFE Holdings Inc	168,400	2,377	Ricoh Co Ltd	1,320,000	11,047
Labrador Iron Ore Royalty Corp	14,800	433
POSCO ADR	81,743	6,407

Severstal OAO	221,700	2,693	Afren Oil & PLC Gas - (a) 8.24%	635,957	1,418
Vale SA ADR	51,150	937	Bangchak Petroleum PCL (c)	1,802,100	1,537
		$15,592	BG Group PLC	1,467,153	27,241
Leisure Products & Services - 0.02%			BP PLC	1,262,494	9,016
HIS Co Ltd	18,300	553	China Petroleum & Chemical Corp	7,662,000	8,075
			CNOOC Ltd	4,439,000	9,135
			Det Norske Oljeselskap ASA (a)	52,384	807
Lodging - 0.30%			Ecopetrol SA ADR	93,587	5,541
Genting Bhd	345,320	1,001	Eni SpA	1,268,588	29,191
Whitbread PLC	244,986	9,310	Gazprom OAO ADR	828,429	7,568
		$10,311	Lukoil OAO ADR	218,309	13,197
Machinery - Diversified - 0.53%			Lundin Petroleum AB (a)	551,577	13,235
Duerr AG	18,533	1,390	Petrobank Energy & Resources Ltd (a)	75,800	1,041
IHI Corp	4,817,000	10,145	PetroChina Co Ltd	7,377,494	10,011
OC Oerlikon Corp AG (a)	111,913	1,127	Petroleo Brasileiro SA ADR	535,072	11,349
Shanghai Electric Group Co Ltd	8,038,000	3,249	Polski Koncern Naftowy Orlen S.A. (a)	350,173	4,799
Sumitomo Heavy Industries Ltd	715,000	2,563	Royal Dutch Shell PLC - A Shares	247,998	8,510
		$18,474	Royal Dutch Shell PLC - B Shares	739,693	26,165
			Seadrill Ltd	562,424	22,790
Media - 0.63%			SK Holdings Co Ltd	52,095	7,251
Grupo Televisa SAB ADR	326,222	7,373	Statoil ASA	996,320	24,538
Kabel Deutschland Holding AG	94,223	6,798	Suncor Energy Inc	710,300	23,839
TV Asahi Corp	33,100	427	Talisman Energy Inc	577,000	6,540
UBM PLC	645,128	7,293	Tatneft OAO ADR	163,670	6,341
		$21,891	Thai Oil PCL (c)	2,692,000	5,832
			Twin Butte Energy Ltd (a)	274,500	816
Metal Fabrication & Hardware - 0.07%
Bodycote PLC	124,014	757			$285,783
NTN Corp	1,004,000	1,801	Oil & Gas Services - 1.47%
		$2,558	John Wood Group PLC	1,391,132	19,121
Mining - 5.75%			Petroleum Geo-Services ASA	93,020	1,607
Antofagasta PLC	123,540	2,513	Saipem SpA	124,079	5,591
Argonaut Gold Inc (a)	90,188	960	Technip SA	73,351	8,273
B2Gold Corp (a)	202,500	837	TGS Nopec Geophysical Co ASA	479,098	16,279
Barrick Gold Corp	510,000	20,625			$50,871
BHP Billiton Ltd	1,181,965	41,848	Packaging & Containers - 0.67%
BHP Billiton PLC	351,446	11,264	Rengo Co Ltd	580,000	2,535
Boliden AB	43,551	763	Rexam PLC	2,860,262	20,653
Cia de Minas Buenaventura SA ADR	79,687	2,850			$23,188
Gold Fields Ltd	470,250	5,842
Grupo Mexico SAB de CV	1,726,000	5,536	Pharmaceuticals - 6.26%
Gujarat Mineral Development Corp Ltd	105,849	415	Bayer AG	279,076	24,333
HudBay Minerals Inc	51,500	478	BTG PLC (a)	91,509	505
Inmet Mining Corp (a)	226,300	11,669	Chong Kun Dang Pharm Corp	34,490	1,097
Jiangxi Copper Co Ltd	2,295,000	5,897	GlaxoSmithKline PLC	300,513	6,734
KGHM Polska Miedz SA	139,815	7,046	Kaken Pharmaceutical Co Ltd	72,000	1,115
Korea Zinc Co Ltd	8,625	3,533	Novartis AG	602,452	36,328
Lundin Mining Corp (a)	207,500	1,080	Novo Nordisk A/S	220,442	35,340
Medusa Mining Ltd	199,418	1,270	Roche Holding AG	266,871	51,406
MMC Norilsk Nickel OJSC ADR	213,832	3,280	Sanofi	452,522	39,744
New Gold Inc (a)	88,600	1,037	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	927,766	1,113
PanAust Ltd	326,535	1,126	Ship Healthcare Holdings Inc	42,300	1,411
Regis Resources Ltd (a)	210,233	1,172	Shire PLC	617,134	17,354
Rio Tinto Ltd	479,562	28,273	Virbac SA	3,823	666
Southern Copper Corp	255,920	9,751			$217,146

See accompanying notes

     Schedule of Investments Diversified International Fund October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Pipelines - 0.57%			Shipbuilding - 0.29%
TransCanada Corp	437,500	$19,699	Samsung Heavy Industries Co Ltd	114,910	$3,507
			STX OSV Holdings Ltd	5,146,000	6,425

Real Estate - 2.84%					$9,932
Brookfield Asset Management Inc	773,938	26,641	Software - 1.18%
Capital Property Fund	547,489	630	Hexaware Technologies Ltd	192,095	399
Cheung Kong Holdings Ltd	1,333,000	19,648	IT Holdings Corp	53,900	672
Cyrela Brazil Realty SA Empreendimentos e	473,600	4,015	Nihon Unisys Ltd	108,600	790
Participacoes			SAP AG	491,005	35,805
Deutsche Wohnen AG	242,768	4,446	Tech Mahindra Ltd	176,165	3,102
Ez Tec Empreendimentos e Participacoes SA	107,934	1,419			$40,768
Fantasia Holdings Group Co Ltd	4,475,600	448
Great Eagle Holdings Ltd	390,000	1,154	Telecommunications - 5.34%
Greentown China Holdings Ltd	737,500	905	America Movil SAB de CV ADR	298,252	7,543
Helbor Empreendimentos SA	163,700	923	China Mobile Ltd	862,139	9,563
Henderson Land Development Co Ltd	1,229,000	8,476	China Telecom Corp Ltd	8,172,000	4,835
IMMOFINANZ AG (a)	1,464,394	5,661	Chorus Ltd	4,402,811	12,231
K Wah International Holdings Ltd	2,824,000	1,278	Elisa OYJ	373,126	8,007
KWG Property Holding Ltd	943,500	559	Freenet AG	61,782	1,023
Longfor Properties Co Ltd	1,991,000	3,497	GN Store Nord A/S	102,259	1,603
Mah Sing Group Bhd	1,002,800	738	Hutchison Telecommunications Hong Kong	1,964,666	815
Mitsui Fudosan Co Ltd	426,000	8,611	Holdings Ltd
Shenzhen Investment Ltd	3,692,000	976	Nippon Telegraph & Telephone Corp	531,000	24,282
			Samart Corp PCL (c)	2,210,100	806
Shimao Property Holdings Ltd	3,364,000	6,381
Sunac China Holdings Ltd	1,714,000	903	Sistema JSFC	190,002	3,498
Wihlborgs Fastigheter AB	71,702	1,094	Softbank Corp	410,800	12,974
		$98,403	Taiwan Mobile Co Ltd	1,586,000	5,533
			Telecity Group PLC	87,358	1,272
REITS - 1.58%			Telecom Corp of New Zealand Ltd	6,016,689	11,894
Artis Real Estate Investment Trust	41,000	671	Telekomunikasi Indonesia Persero Tbk PT	8,064,000	8,190
Canadian Apartment Properties REIT	28,500	699	VimpelCom Ltd ADR(a)	125,814	1,386
CapitaCommercial Trust	1,257,000	1,613	Vivendi SA	908,383	18,614
Dundee Real Estate Investment Trust	22,400	822	Vodacom Group Ltd	305,371	3,847
Eurocommercial Properties NV	22,546	884	Vodafone Group PLC	14,333,216	38,924
Fortune Real Estate Investment Trust	561,000	449	Ziggo NV	255,166	8,264
Mirvac Group	7,109,716	11,093			$185,104
Suntec Real Estate Investment Trust	949,000	1,246
Unibail-Rodamco SE	58,008	13,065	Transportation - 2.51%
Westfield Group	1,203,609	13,305	Canadian National Railway Co	360,900	31,163
Westfield Retail Trust	3,417,582	10,974	Canadian Pacific Railway Ltd	214,100	19,696
		$54,821	East Japan Railway Co	221,800	15,224
			Globaltrans Investment PLC	180,301	3,342
Retail - 3.27%			Nippon Yusen KK	1,658,000	3,160
Alimentation Couche Tard Inc	446,800	21,948	Senko Co Ltd	106,000	429
Aoyama Trading Co Ltd	56,400	1,115	West Japan Railway Co	317,600	13,866
Cie Financiere Richemont SA	228,287	14,815			$86,880
Dollarama Inc	286,100	18,073
Dufry AG (a)	8,109	1,031	Water - 1.01%
Giordano International Ltd	1,048,000	869	Cia de Saneamento Basico do Estado de Sao	66,900	2,832
Inditex SA	146,571	18,716	Paulo
Jean Coutu Group PJC Inc/The	37,654	566	Pennon Group PLC	895,250	10,370
Lawson Inc	121,900	8,959	Severn Trent PLC	378,885	9,827
Lotte Shopping Co Ltd	10,542	3,259	United Utilities Group PLC	1,108,316	12,118
Sugi Holdings Co Ltd	29,200	1,055			$35,147
Tim Hortons Inc	297,901	14,788	TOTAL COMMON STOCKS		$3,332,686
Tsuruha Holdings Inc	18,000	1,364	PREFERRED STOCKS - 2.12%	Shares Held	Value (000 's)
Valor Co Ltd	35,100	600	Automobile Manufacturers - 0.82%
Woolworths Holdings Ltd/South Africa	826,283	6,238	Volkswagen AG	135,915	28,219
		$113,396

Semiconductors - 2.43%			Banks - 0.43%
AMS AG	10,314	1,099	Banco Bradesco SA	414,400	6,529
ARM Holdings PLC	1,231,635	13,272	Itau Unibanco Holding SA	567,700	8,301
ASM International NV	26,275	832			$14,830
Chipbond Technology Corp	702,000	1,188
Elan Microelectronics Corp	3,073,000	4,747	Consumer Products - 0.39%
King Yuan Electronics Co Ltd	1,862,000	1,012	Henkel AG & Co KGaA	168,936	13,508
Mellanox Technologies Ltd (a)	63,876	4,821
Novatek Microelectronics Corp	586,000	2,204	Iron & Steel - 0.48%
Samsung Electronics Co Ltd	31,250	37,501	Gerdau SA	351,100	3,069
Taiwan Semiconductor Manufacturing Co Ltd	5,731,605	17,464
		$84,140

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2012

			Portfolio Summary (unaudited)

PREFERRED STOCKS (continued)	Shares Held	Value (000's)	Country	Percent
			United Kingdom	15.05%
Iron & Steel (continued)			Japan	11.79%
Vale SA	765,329	$13,697	Canada	9.75%
		$16,766	Germany	8.64%
TOTAL PREFERRED STOCKS		$73,323	Switzerland	6.04%
	Maturity		Australia	4 .44%
REPURCHASE AGREEMENTS - 1.77%	Amount (000's)	Value (000's)	France	4.07%
			China	3.70%
Banks - 1.77%			Korea, Republic Of	3.51%
Investment in Joint Trading Account; Credit	$20,270	$20,270	Norway	3.06%
Suisse Repurchase Agreement; 0.25%			Sweden	2.81%
dated 10/31/2012 maturing 11/1/2012			Brazil	2.51%
(collateralized by US Government			Netherlands	2.50%
Securities; $20,675,748; 0.00%; dated			United States	2 .38%
05/15/15 - 08/15/37)			Taiwan, Province Of China	1.84%
Investment in Joint Trading Account; Deutsche	9,460	9,460	Hong Kong	1.80%
Bank Repurchase Agreement; 0.32% dated			Denmark	1.69%
10/31/2012 maturing 11/1/2012			India	1.47%
(collateralized by US Government			Russian Federation	1.36%
Securities; $9,648,682; 0.28% - 2.50%;			Mexico	1.34%
dated 11/04/13 - 10/17/19)			South Africa	1.26%
Investment in Joint Trading Account; JP	14,189	14,189	Italy	1.12%
Morgan Repurchase Agreement; 0.25%			Singapore	0.99%
dated 10/31/2012 maturing 11/1/2012			Ireland	0.90%
(collateralized by US Government			Belgium	0.85%
Securities; $14,473,024; 3.50% - 11.25%;			Finland	0.78%
dated 02/15/15 - 11/15/39)			New Zealand	0.69%
Investment in Joint Trading Account; Merrill	17,393	17,393	Spain	0.58%
Lynch Repurchase Agreement; 0.23%			Turkey	0.57%
dated 10/31/2012 maturing 11/1/2012			Indonesia	0.42%
(collateralized by US Government			Thailand	0.42%
Securities; $17,741,170; 0.00% - 9.38%;			Malaysia	0.41%
dated 01/15/13 - 07/15/32)			Poland	0.34%
		$61,312	Peru	0.19%
TOTAL REPURCHASE AGREEMENTS		$61,312	Austria	0.19%
Total Investments		$3,467,321	Colombia	0.16%
Other Assets in Excess of Liabilities, Net - 0.00%		$157	Israel	0.14%
TOTAL NET ASSETS - 100.00%		$3,467,478	Chile	0.12%
			Cyprus	0.10%
			Bermuda	0.02%
(a) Non-Income Producing Security			Other Assets in Excess of Liabilities, Net	0.00%
(b) Security is Illiquid			TOTAL NET ASSETS	100.00%
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $8,175 or 0.24% of net assets.

See accompanying notes

Schedule of Investments
Equity Income Fund
October 31, 2012

COMMON STOCKS - 98.04%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.50%					Healthcare - Products - 1.60%
Lockheed Martin Corp	581,352		$54,455		Becton Dickinson and Co	366,222		$27,716
Raytheon Co	912,210		51,595		Medtronic Inc	964,727		40,113
			$106,050					$67,829

Apparel - 1.22%					Insurance - 7.51%
VF Corp	329,720		51,595		ACE Ltd	1,142,720		89,875
					Allianz SE ADR	1,504,468		18,881
					Allstate Corp/The	1,214,345		48,550
Automobile Manufacturers - 0.85%					Chubb Corp/The	449,132		34,574
PACCAR Inc	827,653		35,870		Fidelity National Financial Inc	2,238,168		47,919
					MetLife Inc	1,810,250		64,246
Automobile Parts & Equipment - 1.32%					Swiss Re AG ADR	206,273		14,148
Autoliv Inc	671,089		38,655					$318,193
Johnson Controls Inc	669,820		17,248
			$55,903		Leisure Products & Services - 0.83%
					Carnival Corp	927,134		35,120
Banks - 8.53%
Australia & New Zealand Banking Group Ltd	445,582		11,732
ADR					Machinery - Diversified - 1.45%
Banco Santander SA ADR	3,772,472		28,143		Deere & Co	718,190		61,362
Bank of Nova Scotia	821,929		44,696
Grupo Financiero Santander Mexico SAB de	6,337		87		Media - 0.45%
CV ADR(a)					Walt Disney Co/The	393,568		19,312
JP Morgan Chase & Co	1,959,863		81,687
M&T Bank Corp	412,675		42,959
PNC Financial Services Group Inc	1,070,804		62,310		Mining - 1.98%
US Bancorp	1,789,252		59,421		Barrick Gold Corp	1,284,935		52,040
Wells Fargo & Co	904,300		30,466		BHP Billiton Ltd ADR	451,500		31,939
			$361,501					$83,979
					Miscellaneous Manufacturing - 1.88%
Beverages - 1.23%					3M Co	301,392		26,402
Coca-Cola Co/The	493,603		18,352
Dr Pepper Snapple Group Inc	786,905		33,719		Parker Hannifin Corp	677,574		53,298
			$52,071					$79,700
					Oil & Gas - 12.30%
Chemicals - 0.91%					Chevron Corp	629,955		69,427
Air Products & Chemicals Inc	203,317		15,763		Diamond Offshore Drilling Inc	132,172		9,152
EI du Pont de Nemours & Co	511,560		22,775		Encana Corp	1,964,794		44,306
			$38,538		Exxon Mobil Corp	848,018		77,314
Distribution & Wholesale - 1.79%					Marathon Oil Corp	1,625,521		48,863
Genuine Parts Co	1,212,537		75,881		Marathon Petroleum Corp	1,330,302		73,074
					Occidental Petroleum Corp	470,769		37,172
					Penn West Petroleum Ltd	3,119,341		40,520
Diversified Financial Services - 2.76%					Royal Dutch Shell PLC - B shares ADR	886,378		62,605
BlackRock Inc	389,490		73,878		Total SA ADR	1,169,611		58,948
NYSE Euronext	1,738,632		43,049					$521,381
			$116,927
					Pharmaceuticals - 11.23%
Electric - 4.14%					Abbott Laboratories	1,257,122		82,367
NextEra Energy Inc	756,743		53,018		GlaxoSmithKline PLC ADR	1,250,008		56,125
Northeast Utilities	987,276		38,800		Johnson & Johnson	562,154		39,812
Wisconsin Energy Corp	906,352		34,867		Merck & Co Inc	2,001,299		91,319
Xcel Energy Inc	1,733,098		48,960		Novartis AG ADR	802,064		48,493
			$175,645		Pfizer Inc	3,330,723		82,835
Electrical Components & Equipment - 0.91%					Roche Holding AG ADR	1,105,219		53,073
Emerson Electric Co	796,027		38,552		Teva Pharmaceutical Industries Ltd ADR	542,787		21,939
								$475,963

Electronics - 0.61%					Pipelines - 3.70%
Honeywell International Inc	425,078		26,032		Enterprise Products Partners LP	1,135,531		59,854
					Kinder Morgan Energy Partners LP	477,134		39,917
					Kinder Morgan Inc/Delaware	1,643,875		57,059
Food - 3.11%								$156,830
General Mills Inc	533,050		21,365
Kraft Foods Group Inc (a)	661,409		30,081		REITS - 4.69%
Kroger Co/The	1,810,049		45,649		American Capital Agency Corp	1,237,233		40,853
Mondelez International Inc	1,313,607		34,863		Annaly Capital Management Inc	4,763,006		76,875
			$131,958		Digital Realty Trust Inc	1,321,975		81,209

Gas - 1.22%								$198,937
Sempra Energy	742,789		51,809		Retail - 2.39%
					Costco Wholesale Corp	204,301		20,109
					McDonald's Corp	495,194		42,983

See accompanying notes

Schedule of Investments
Equity Income Fund
October 31, 2012

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	Sector	Percent
					Financial	25.46%
Retail (continued)					Consumer, Non-cyclical	17.17%
Tiffany & Co	606,724		$38,357		Energy	16.00%
			$101,449		Consumer, Cyclical	12.00%
					Industrial	10.03%
Semiconductors - 5.68%					Technology	7.24%
Applied Materials Inc	3,832,859		40,628		Utilities	5.36%
Intel Corp	3,492,204		75,519		Communications	3.86%
Maxim Integrated Products Inc	1,537,683		42,325		Basic Materials	2.89%
Microchip Technology Inc	1,441,628		45,195		Liabilities in Excess of Other Assets, Net	(0.01)%
Taiwan Semiconductor Manufacturing Co Ltd	2,327,019		37,000		TOTAL NET ASSETS	100.00%
ADR
			$240,667

Software - 1.56%
Microsoft Corp	2,315,787		66,081

Telecommunications - 3.41%
BCE Inc	1,135,079		49,557
CenturyLink Inc	720,633		27,658
Verizon Communications Inc	447,380		19,971
Vodafone Group PLC ADR	1,740,035		47,364
			$144,550

Toys, Games & Hobbies - 3.60%
Hasbro Inc	1,690,240		60,832
Mattel Inc	2,493,126		91,697
			$152,529

Transportation - 2.68%
Norfolk Southern Corp	512,250		31,426
Union Pacific Corp	271,585		33,413
United Parcel Service Inc	664,231		48,655
			$113,494
TOTAL COMMON STOCKS			$4,155,708
	Maturity
REPURCHASE AGREEMENTS - 1.97%	Amount (000's)	Value	(000	's)

Banks- 1.97%
Investment in Joint Trading Account; Credit	$27,605		$27,605
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $28,157,280; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	12,883		12,882
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $13,140,063; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	19,324		19,324
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $19,710,095; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	23,687		23,687
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $24,160,823; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$83,498
TOTAL REPURCHASE AGREEMENTS			$83,498
Total Investments			$4,239,206
Liabilities in Excess of Other Assets, Net - (0.01)%			$(503)
TOTAL NET ASSETS - 100.00%			$4,238,703

(a) Non-Income Producing Security

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS - 22.29%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 0.16%					Distribution & Wholesale (continued)
BAE Systems PLC	281,266		$1,420		Sumitomo Corp	137,400		$1,873
General Dynamics Corp	22,781		1,551					$3,863
Lockheed Martin Corp	12,875		1,206
Northrop Grumman Corp	18,220		1,252		Diversified Financial Services - 0.04%
Raytheon Co	27,979		1,582		Intermediate Capital Group PLC	174,981		864
United Technologies Corp	22,320		1,744		Macquarie Group Ltd	40,012		1,321
			$8,755					$2,185

Agriculture - 0.09%					Electric - 3.32%
Lorillard Inc	23,168		2,688		AES Corp/VA	130,000		1,359
					Ameren Corp (b)	343,566		11,297
Reynolds American Inc	35,151		1,463		CPFL Energia SA ADR(b)	80,000		1,863
Universal Corp/VA	18,036		894
			$5,045		Datang International Power Generation Co	2,982,000		1,057
					Ltd
Automobile Manufacturers - 0.03%					DTE Energy Co (b)	209,579		13,015
Daihatsu Motor Co Ltd	80,000		1,400		E.ON AG	50,838		1,157
					Entergy Corp (b)	225,000		16,331
					Huaneng Power International Inc	1,202,000		960
Banks - 0.74%					Integrys Energy Group Inc (b)	225,000		12,159
Australia & New Zealand Banking Group Ltd	84,860		2,239		ITC Holdings Corp (b)	210,000		16,720
Bank of America Corp	57,570		536		NextEra Energy Inc (b)	110,000		7,707
Bank of Montreal (a)	33,290		1,967
					Northeast Utilities (b)	60,000		2,358
Bank of Nova Scotia (a)	25,430		1,381
					OGE Energy Corp	50,000		2,879
Barclays PLC	621,630		2,299		PG&E Corp (b)	350,000		14,882
BNP Paribas SA	15,760		795		Pinnacle West Capital Corp (b)	276,752		14,660
BOC Hong Kong Holdings Ltd	381,000		1,168		Portland General Electric Co	25,164		689
Citigroup Inc	23,016		861		PPL Corp (b)	403,367		11,932
Commonwealth Bank of Australia	1,237		74		RWE AG	30,788		1,409
DBS Group Holdings Ltd	258		3		SCANA Corp (b)	155,000		7,607
Deutsche Bank AG	42,034		1,915		Southern Co/The (b)	150,000		7,026
HSBC Holdings PLC	414,462		4,086
Industrial & Commercial Bank of China Ltd	1,274,000		839		SSE PLC	300,000		7,017
					TECO Energy Inc	660,000		11,794
JP Morgan Chase & Co	82,828		3,452		Wisconsin Energy Corp (b)	381,000		14,657
Mitsubishi UFJ Financial Group Inc	547,400		2,476
National Australia Bank Ltd	104,475		2,792					$180,535
National Bank of Canada	22,272		1,721		Electrical Components & Equipment - 0.02%
National Penn Bancshares Inc	113,337		1,012		Molex Inc	45,430		974
Royal Bank of Canada	17,145		977
Sumitomo Mitsui Financial Group Inc	73,700		2,252
Svenska Handelsbanken AB	36,529		1,254		Electronics - 0.02%
Toronto-Dominion Bank/The	30,795		2,505		Brady Corp	28,568		879
US Bancorp	30,587		1,016
Wells Fargo & Co	82,748		2,788		Engineering & Construction - 0.08%
			$40,408		Alion Science and Technology Corp -	7,750		—
					Warrants (a),(c),(d)
Beverages - 0.03%					Cheung Kong Infrastructure Holdings Ltd	273,000		1,599
Fraser and Neave Ltd	185,000		1,386		Obrascon Huarte Lain SA	48,853		1,281
					Vinci SA	29,724		1,318
Biotechnology - 0.05%								$4,198
Amgen Inc	14,638		1,267
PDL BioPharma Inc	175,413		1,307		Entertainment - 0.07%
			$2,574		Lottomatica Group SpA	57,573		1,239
					Regal Entertainment Group	78,706		1,209
Building Materials - 0.03%					Tatts Group Ltd	484,978		1,409
China Shanshui Cement Group Ltd	2,226,000		1,647					$3,857

					Environmental Control - 0.03%
Chemicals - 0.05%					Waste Management Inc	56,569		1,852
BASF SE	23,777		1,972
Huntsman Corp	59,071		888
Koninklijke DSM NV	264		14		Food - 0.12%
			$2,874		ConAgra Foods Inc	37,201		1,036
					Delhaize Group SA	32,962		1,262
Computers - 0.03%					General Mills Inc	32,335		1,296
Accenture PLC - Class A	21,378		1,441		Kellogg Co	24,876		1,301
					Kroger Co/The	34,735		876

Cosmetics & Personal Care - 0.03%					Metcash Ltd	223,234		848
Procter & Gamble Co/The	23,431		1,622					$6,619
					Forest Products & Paper - 0.08%
Distribution & Wholesale - 0.07%					International Paper Co	52,636		1,886
ITOCHU Corp	93,300		934		Mondi PLC	94,032		1,037
Marubeni Corp	163,000		1,056

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Forest Products & Paper (continued)					Oil & Gas (continued)
UPM-Kymmene OYJ	105,909		$1,137		Cenovus Energy Inc (a)	263		$9
			$4,060		Chevron Corp (b)	47,180		5,200
					ConocoPhillips	47,097		2,725
Gas - 0.54%					Crescent Point Energy Corp (a)	33,500		1,392
CenterPoint Energy Inc	78,634		1,704		Eni SpA	75,424		1,736
Just Energy Group Inc	25,000		256		Exxon Mobil Corp (b)	73,694		6,719
National Grid PLC	207,716		2,369		Gazprom OAO ADR	123,799		1,131
National Grid PLC ADR(b)	80,000		4,561
NiSource Inc (b)	607,210		15,466		HollyFrontier Corp	26,932		1,040
South Jersey Industries Inc (b)	65,000		3,288		Linn Co LLC	90,000		3,500
					Marathon Oil Corp	55,703		1,674
UGI Corp	35,000		1,130		Marathon Petroleum Corp	33,495		1,840
Vectren Corp	25,000		739		Occidental Petroleum Corp	40,000		3,158
			$29,513		Penn West Petroleum Ltd (b)	55,000		715
Healthcare - Services - 0.08%					PetroChina Co Ltd	380,000		516
Humana Inc	19,995		1,485		Phillips 66	38,109		1,797
UnitedHealth Group Inc	39,205		2,195		Royal Dutch Shell PLC - B shares ADR(b)	50,000		3,532
WellPoint Inc	14,453		886		Royal Dutch Shell PLC - B Shares	65,113		2,303
			$4,566		Seadrill Ltd	60,000		2,420
					Statoil ASA	68,961		1,698
Holding Companies - Diversified - 0.10%					Total SA ADR(b)	40,000		2,016
Wharf Holdings Ltd	753,437		5,137		Total SA	49,421		2,489
					Valero Energy Corp	41,699		1,214
Insurance - 0.32%								$52,008
AMP Ltd	392,641		1,868		Pharmaceuticals - 0.47%
AXA SA	101,581		1,619		Abbott Laboratories	21,099		1,382
Catlin Group Ltd	156,733		1,194		Bayer AG	22,026		1,921
CNP Assurances	54,033		763		Bristol-Myers Squibb Co	104,972		3,490
Legal & General Group PLC	594,452		1,288		Eli Lilly & Co	67,044		3,260
MetLife Inc	45,356		1,610		GlaxoSmithKline PLC	554		12
Muenchener Rueckversicherungs AG	9,375		1,508		Johnson & Johnson	13,444		952
Protective Life Corp	29,960		818		Merck & Co Inc	75,555		3,448
Sampo OYJ	23,943		751		Novartis AG	31,714		1,912
SCOR SE	40,488		1,081		Pfizer Inc (b)	181,205		4,507
Standard Life PLC	281,800		1,331		Roche Holding AG	7,911		1,524
Sul America SA	176,287		1,389		Sanofi	38,094		3,346
Suncorp Group Ltd	4,697		46					$25,754
Zurich Insurance Group AG (a)	7,690		1,896
			$17,162		Pipelines - 6.79%
					Access Midstream Partners LP (b),(c)	342,645		12,058
Leisure Products & Services - 0.02%					AltaGas Ltd (a)	41,047		1,383
Carnival Corp	30,289		1,147		Buckeye Partners LP (b)	216,370		10,477
					Copano Energy LLC (b)	280,100		8,543
Leisure Time - 0.00%					DCP Midstream Partners LP (b),(c)	141,980		6,327
Travelport LLC (a),(d)	165,331		—		Enbridge Energy Partners LP (b)	372,600		11,178
					Energy Transfer Equity LP	359,100		15,804
					Energy Transfer Partners LP (b)	345,380		14,782
Media - 0.25%					Enterprise Products Partners LP (b)	700,130		36,904
Comcast Corp - Class A (b)	200,000		7,502		Holly Energy Partners LP (b),(c)	95,376		6,304
Gannett Co Inc	89,069		1,505		Kinder Morgan Energy Partners LP (b)	277,143		23,186
HMH Holdings Inc (a),(d)	54,716		1,382		Kinder Morgan Inc/Delaware (b)	206,751		7,176
Time Warner Cable Inc	32,078		3,179		Magellan Midstream Partners LP (b),(c)	704,610		30,601
			$13,568		MarkWest Energy Partners LP (b)	234,905		12,739
					MPLX LP (a)	97,615		2,660
Metal Fabrication & Hardware - 0.02%					Oiltanking Partners LP (b),(c)	40,100		1,405
Aurubis AG	17,707		1,121
					ONEOK Inc	300,000		14,190
					ONEOK Partners LP (b),(c)	318,900		19,437
Mining - 0.07%					Plains All American Pipeline LP (b)	681,900		30,945
African Barrick Gold PLC	184,004		1,262		Regency Energy Partners LP (b),(c)	655,480		15,115
Freeport-McMoRan Copper & Gold Inc	51,432		2,000		Sunoco Logistics Partners LP (b)	227,867		11,168
Grupo Mexico SAB de CV	243,991		782		Targa Resources Partners LP (b)	267,700		11,211
			$4,044		Tesoro Logistics LP (b)	74,790		3,305
					TransCanada Corp (b)	70,000		3,166
Miscellaneous Manufacturing - 0.08%
General Electric Co (b)	194,580		4,098		TransCanada Corp	41,700		1,877
					Western Gas Partners LP (b),(c)	246,258		12,554
					Williams Cos Inc/The (b)	400,000		13,996
Office & Business Equipment - 0.02%					Williams Partners LP (b)	570,400		30,220
Ricoh Co Ltd	125,000		1,046					$368,711

					Publicly Traded Investment Fund - 0.01%
Oil & Gas - 0.96%					John Hancock Preferred Income Fund III	37,571		740
BP PLC	445,863		3,184

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Real Estate - 0.88%			REITS (continued)
Agile Property Holdings Ltd	2,876,000	$3,246	Primary Health Properties PLC	157,000	$873
Atrium European Real Estate Ltd (c)	255,000	1,446	Prologis Inc	176,000	6,035
Brookfield Office Properties Inc	78,470	1,208	Public Storage (b)	13,627	1,889
Cheung Kong Holdings Ltd	80,000	1,179	Ramco-Gershenson Properties Trust (b)	255,866	3,316
Citycon OYJ	779,792	2,554	Retail Properties of America Inc	391,582	4,793
Country Garden Holdings Co Ltd (a)	4,500,000	1,796	RioCan Real Estate Investment Trust	108,800	2,967
Fabege AB	305,900	3,038	Saul Centers Inc	48,000	2,077
FKP Property Group	1,433,810	329	Senior Housing Properties Trust	296,500	6,517
Goldcrest Co Ltd	98,440	1,480	Simon Property Group Inc (b)	107,347	16,339
Henderson Land Development Co Ltd	512,000	3,531	SL Green Realty Corp (b)	43,400	3,268
Hongkong Land Holdings Ltd	282,000	1,783	Societe de la Tour Eiffel	13,000	718
Hopewell Holdings Ltd	299,500	1,077	Starhill Global REIT	2,688,000	1,728
Hyprop Investments Ltd	291,497	2,255	Stockland	1,125,000	4,037
Midland Holdings Ltd	2,530,000	1,273	Summit Hotel Properties Inc	125,000	1,032
Mitsubishi Estate Co Ltd	332,200	6,575	Suntec Real Estate Investment Trust	2,637,000	3,464
Mitsui Fudosan Co Ltd	285,400	5,769	Top REIT Inc (c)	945	4,401
Sino Land Co Ltd	1,300,000	2,319	Unibail-Rodamco SE	32,320	7,280
Sun Hung Kai Properties Ltd	466,400	6,448	Vastned Retail NV	82,000	3,799
Supalai PCL (d)	530,000	331	Wereldhave NV	52,000	3,074
		$47,637	Westfield Group	878,907	9,715
			Workspace Group PLC	280,000	1,381
REITS - 4.00%					$217,360
Advance Residence Investment Corp	1,050	2,277
Apartment Investment & Management Co	100,000	2,669	Retail - 0.02%
Ashford Hospitality Trust Inc (b)	258,800	2,223	Walgreen Co	36,487	1,286
Astro Japan Property Group (c)	893,922	3,013
AvalonBay Communities Inc (b)	20,200	2,738
Boston Properties Inc (b)	50,677	5,387	Savings & Loans - 0.04%
Brandywine Realty Trust (b)	245,058	2,843	Oritani Financial Corp	77,082	1,178
Cambridge Industrial Trust	4,494,372	2,446	People's United Financial Inc	66,789	803
Camden Property Trust (b)	59,039	3,875			$1,981
Campus Crest Communities Inc (b)	243,071	2,696	Semiconductors - 0.06%
Canadian Apartment Properties REIT	60,000	1,471	Applied Materials Inc	77,998	827
Canadian Real Estate Investment Trust	38,400	1,601	Chipbond Technology Corp	691,000	1,170
Challenger Diversified Property Group (c)	647,500	1,728	Taiwan Semiconductor Manufacturing Co Ltd	455,000	1,386
Champion REIT	7,399,500	3,471			$3,383
Charter Hall Retail REIT	609,500	2,296
Colonial Properties Trust (b)	101,600	2,198	Software - 0.06%
Cominar Real Estate Investment Trust	53,000	1,266	CA Inc	32,801	739
CubeSmart (b)	191,200	2,509	Microsoft Corp	84,941	2,424
CYS Investments Inc (b)	315,383	4,232			$3,163
DCT Industrial Trust Inc (b)	283,000	1,825
			Storage & Warehousing - 0.02%
DDR Corp	189,000	2,903	Safestore Holdings PLC	600,258	1,057
Digital Realty Trust Inc (b)	46,515	2,857
Dundee Real Estate Investment Trust	74,300	2,726
Entertainment Properties Trust (b)	147,979	6,578	Telecommunications - 2.16%
Equity One Inc (b)	61,952	1,295	Advanced Info Service PCL (d)	193,500	1,243
Equity Residential (b)	100,400	5,764	AT&T Inc (b)	811,081	28,055
Essex Property Trust Inc (b)	19,035	2,855	BCE Inc (b)	300,000	13,098
Frasers Commercial Trust	1,347,000	1,372	CenturyLink Inc (b)	430,000	16,503
Glimcher Realty Trust (b)	322,500	3,441	Cisco Systems Inc	79,297	1,359
Great Portland Estates PLC	386,548	2,919	Cleveland Unlimited Inc - Warrants (a),(d)	2,756	125
Hammerson PLC	497,700	3,795	Deutsche Telekom AG	300,000	3,423
Health Care REIT Inc	112,780	6,703	France Telecom SA	142,622	1,594
Hersha Hospitality Trust (b)	404,044	1,846	Frontier Communications Corp (b)	535,000	2,525
Highwoods Properties Inc (b)	55,100	1,777	Manitoba Telecom Services Inc	28,166	946
Hospitality Properties Trust (b)	136,380	3,153	NTT DOCOMO Inc	719	1,042
ICADE	13,300	1,197	Telecom Corp of New Zealand Ltd	455,419	900
Japan Retail Fund Investment Corp	820	1,495	Telecom Corp of New Zealand Ltd ADR(b)	400,000	3,900
Kite Realty Group Trust	380,000	2,079	Telefonica Brasil SA ADR(b)	350,000	7,707
Land Securities Group PLC	326,593	4,244	Telekomunikasi Indonesia Persero Tbk PT	1,437,500	1,460
Liberty Property Trust (b)	60,200	2,114	Telstra Corp Ltd	408,856	1,757
Metric Property Investments PLC	515,000	763	Verizon Communications Inc (b)	348,325	15,550
Mirvac Group	2,369,665	3,697	Vivendi SA	104,586	2,143
Mori Trust Sogo Reit Inc	285	2,609	Vodafone Group PLC	486,977	1,323
National Retail Properties Inc	36,438	1,154	Vodafone Group PLC ADR(b)	400,000	10,888
Northern Property Real Estate Investment	67,900	2,131	Windstream Corp (b)	200,000	1,908
Trust					$117,449
Pennsylvania Real Estate Investment Trust (b)	195,000	3,223
Primaris Retail Real Estate Investment Trust	51,340	1,203
(a)

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)

Toys, Games & Hobbies - 0.02%					Diversified Financial Services (continued)
Mattel Inc	32,430		$1,193		Merrill Lynch Capital Trust III	600		$15
					Morgan Stanley Capital Trust III	31,100		776
					Morgan Stanley Capital Trust IV	24,891		624
Transportation - 0.09%					Morgan Stanley Capital Trust VII	12,879		322
East Japan Railway Co	14,200		975
Union Pacific Corp (b)	32,000		3,937		Morgan Stanley Capital Trust VIII	2,800		70
					PreferredPlus TR-CCR1 6.00%; Series GSG1	3,228		81
			$4,912		PreferredPlus TR-CCR1 8.05%; Series CCR1	5,164		136
Water - 0.12%								$26,272
American Water Works Co Inc (b)	140,000		5,144
Aqua America Inc (b)	60,000		1,523		Electric - 0.08%
					DTE Energy Co 5.25%	60,000		1,529
			$6,667		DTE Energy Co 6.50%	12,629		360
TOTAL COMMON STOCKS			$1,210,877		Entergy Arkansas Inc	3,202		90
CONVERTIBLE PREFERRED STOCKS					Entergy Louisiana LLC 5.28%	50,000		1,329
- 0.07%	Shares Held	Value	(000	's)	Entergy Louisiana LLC 5.88%	11,790		332
Banks - 0.07%					Entergy Texas Inc	6,057		175
Bank of America Corp	800		892		SCANA Corp	21,940		600
Wells Fargo & Co	2,310		2,887					$4,415
			$3,779		Hand & Machine Tools - 0.02%
TOTAL CONVERTIBLE PREFERRED STOCKS			$3,779		Stanley Black & Decker Inc	40,000		1,058
PREFERRED STOCKS - 7.51%	Shares Held	Value	(000	's)

Banks - 2.73%					Insurance - 1.76%
Bank of America Corp 6.63%; Series I	180,750		4,795		Aegon NV 6.38%	330,561		8,555
Bank of America Corp 8.63%; Series MER	63,200		1,643		Aegon NV 6.50%	16,500		414
Bank of New York Mellon Corp/The	80,000		2,013		Aegon NV 6.88%	16,850		424
Barclays Bank PLC 7.75%	68,100		1,737		Aegon NV 7.25%	2,800		71
Barclays Bank PLC 8.13%	252,100		6,517		Aflac Inc (a)	317,367		8,118
Capital One Financial Corp	204,409		5,133		Allianz SE	502,177		12,978
COBANK ACB 11.00%; Series C (e)	24,261		1,303		American Financial Group Inc/OH 5.75%	52,207		1,339
COBANK ACB 11.00%; Series D	8,400		456		American Financial Group Inc/OH 6.38%	79,688		2,091
Countrywide Capital V	7,870		197		American Financial Group Inc/OH 7.00%	40,276		1,095
Countrywide Financial Corp	23,465		590		Aspen Insurance Holdings Ltd	183,472		4,917
Deutsche Bank Contingent Capital Trust II	609,879		15,790		Axis Capital Holdings Ltd	208,500		5,598
Deutsche Bank Contingent Capital Trust III	117,535		3,146		Delphi Financial Group Inc 7.38%	286,774		7,205
Deutsche Bank Contingent Capital Trust V	38,900		1,078		Everest Re Capital Trust II	32,378		817
HSBC Holdings PLC 6.20%	18,185		462		Hartford Financial Services Group Inc	225,930		6,410
HSBC Holdings PLC 8.00%	1,072,576		30,268		ING Groep NV 6.13%	146,000		3,545
HSBC USA Inc	272,600		13,732		ING Groep NV 7.05%	122,664		3,087
HSBC USA Inc 6.50%	14,797		374		ING Groep NV 7.20%	67,242		1,696
JP Morgan Chase & Co	70,600		1,772		ING Groep NV 7.38%	26,115		659
JP Morgan Chase Capital XXIX	6,420		169		ING Groep NV 8.50%	80,400		2,102
Lloyds Banking Group PLC	70,800		1,963		PartnerRe Ltd 7.25%	149,783		4,173
M&T Bank Corp - Series A	4,000		4,079		PLC Capital Trust V	3,337		84
M&T Capital Trust IV	9,200		238		Protective Life Corp 6.25%	224,300		5,850
PNC Financial Services Group Inc 6.13%;	406,875		11,392		RenaissanceRe Holdings Ltd - Series C	160,429		4,049
Series P					RenaissanceRe Holdings Ltd - Series D	23,422		595
Royal Bank of Scotland Group PLC 5.75%;	383,508		8,878		Torchmark Corp	136,402		3,540
Series L					WR Berkley Capital Trust II	8,493		214
Santander Finance Preferred SAU	10,000		272		XLIT Ltd	8,000		6,135
State Street Corp (a)	294,000		7,594					$95,761
TCF Financial Corp	51,604		1,392
US Bancorp - Series G	702,900		20,173		Investment Companies - 0.09%
VNB Capital Trust I	34,111		885		Australand Assets Trust	50,200		4,902
			$148,041

Diversified Financial Services - 0.48%					Oil & Gas - 0.00%
Affiliated Managers Group Inc	87,485		2,196		Nexen Inc	2,748		70
Ameriprise Financial Inc	46,360		1,328
Citigroup Capital VIII	24,564		620		REITS - 1.41%
Citigroup Capital XI	389,064		9,742		CommonWealth REIT 7.50%	116,496		2,543
Citigroup Capital XIII	109,500		3,045		CommonWealth REIT - Series E	317,821		8,368
Citigroup Capital XIV	3,711		94		DDR Corp - Series H	13,617		344
Citigroup Capital XV	5,005		126		Digital Realty Trust Inc - Series E	82,100		2,258
Citigroup Capital XVI	50,389		1,266		Digital Realty Trust Inc - Series F	27,108		719
Corporate-Backed Trust Certificates 6.00%;	5,530		137		Duke Realty Corp 6.60%	106,620		2,708
Series GS					Duke Realty Corp 6.63%	3,115		79
Credit Suisse AG/Guernsey	19,924		517		Duke Realty Corp 8.38%	7,000		182
General Electric Capital Corp (a)	41,317		1,033		Equity Residential	20,702		1,402
Goodman PLUS Trust	34,600		3,305		Harris Preferred Capital Corp	15,600		406
Merrill Lynch Capital Trust II	33,600		839		Health Care REIT Inc	57,650		1,570

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

PREFERRED STOCKS (continued)	Shares Held	Value	(000	's)		Principal
REITS (continued)					BONDS (continued)	Amount (000's)	Value	(000	's)
Hospitality Properties Trust 7.00%; Series C	50,951		$1,284		Airlines - 0.25%
Kimco Realty Corp 5.50%	128,881		3,212		American Airlines 2011-2 Class A Pass
Kimco Realty Corp 6.00%	64,000		1,647		Through Trust
Kimco Realty Corp 6.90%	215,803		5,920		8.63%, 10/15/2021(d)	$4,230		$4,421
National Retail Properties Inc	81,700		2,141		Continental Airlines 2007-1 Class C Pass
Prologis Inc - Series O	98,179		2,485		Through Trust
Prologis Inc - Series Q	117,034		7,285		7.34%, 4/19/2014	1,598		1,674
Prologis Inc - Series S	6,606		166		Delta Air Lines 2011-1 Class B Pass Through
PS Business Parks Inc - Series R	170,571		4,573		Trust
PS Business Parks Inc - Series T	66,770		1,729		7.13%, 10/15/2014	5,000		5,075
PS Business Parks Inc - Series U	29,867		747		Global Aviation Holdings Inc
Public Storage	5,000		128		0.00%, 8/15/2013(a),(c)	6,545		2,387
Public Storage Inc 5.90%	1,204		33					$13,557
Public Storage Inc 6.88%	4,331		121
Realty Income Corp - Series F	43,093		1,171		Apparel - 0.14%
Regency Centers Corp (a)	120,000		3,084		Levi Strauss & Co
Senior Housing Properties Trust	16,000		393		6.88%, 5/1/2022	7,062		7,336
Suntrust Real Estate Investment Corp (d),(e)	30		3,117
Vornado Realty LP	163,022		4,547		Automobile Parts & Equipment - 0.18%
Vornado Realty Trust - Series F	26,224		661		GT 2005 Bonds BV
Vornado Realty Trust - Series H	63,400		1,599		8.00%, 7/21/2014(f)	827		825
Vornado Realty Trust - Series J	218,640		6,021		Stanadyne Corp
Vornado Realty Trust - Series K	50,000		1,273		10.00%, 8/15/2014	6,110		5,705
Wachovia Corp 7.25%	79,500		2,170		Stanadyne Holdings Inc
Weingarten Realty Investors 6.50%	20,089		510		12.00%, 2/15/2015(f)	4,895		3,249
Weingarten Realty Investors 6.75%	2,767		70					$9,779
			$76,666
					Banks- 5.06%
Savings & Loans - 0.09%					Abbey National Capital Trust I
First Niagara Financial Group Inc	172,800		5,044		8.96%, 12/31/2049	2,300		2,536
					Akbank TAS
					3.88%, 10/24/2017(e)	400		400
Sovereign - 0.18%					6.50%, 3/9/2018(e)	615		686
Farm Credit Bank of Texas	8,500		9,738
					Alfa Bank OJSC Via Alfa Bond Issuance
					PLC
Telecommunications - 0.67%					7.50%, 9/26/2019(e)	665		684
Centaur Funding Corp (a),(e)	5,000		3,339		BAC Capital Trust XIII
Qwest Corp 7.00%	150,900		4,019		4.00%, 12/31/2049(f)	6,500		5,385
Qwest Corp 7.00%	73,791		1,947		Banco Bradesco SA/Cayman Islands
Qwest Corp 7.38%	191,571		5,219		4.10%, 3/23/2015	200		208
Qwest Corp 7.50%	230,800		6,329		4.50%, 1/12/2017(e)	200		215
Telephone & Data Systems Inc 6.88%	59,903		1,662		Banco de Credito del Peru/Panama
Telephone & Data Systems Inc 7.00%	482,968		13,600		4.75%, 3/16/2016(e)	810		865
			$36,115		5.38%, 9/16/2020(e)	469		518
TOTAL PREFERRED STOCKS			$408,082		5.38%, 9/16/2020	212		234
	Principal				Banco do Brasil SA/Cayman
BONDS- 57.67%	Amount (000's)	Value	(000	's)	3.88%, 10/10/2022	699		697
					5.38%, 1/15/2021(e)	200		213
Advertising - 0.25%					5.38%, 1/15/2021	200		213
MDC Partners Inc					Bancolombia SA
11.00%, 11/1/2016	$8,990		$9,799		5.13%, 9/11/2022	554		579
Sitel LLC / Sitel Finance Corp					5.95%, 6/3/2021	200		231
11.00%, 8/1/2017(e)	3,795		3,819
					Bangkok Bank PCL/Hong Kong
			$13,618		2.75%, 3/27/2018(e)	584		586
Aerospace & Defense - 0.09%					3.88%, 9/27/2022(e)	903		917
Penerbangan Malaysia Bhd					BankAmerica Institutional Capital B
5.63%, 3/15/2016	4,340		4,892		7.70%, 12/31/2026(e)	2,700		2,751
					Barclays Bank PLC
					6.28%, 12/31/2049	300		283
Agriculture - 0.15%					6.86%, 9/29/2049(e),(f)	8,530		8,573
IOI Investment L Bhd					7.43%, 9/29/2049(e),(f)	4,850		5,044
4.38%, 6/27/2022	700		723		BBVA Banco Continental SA
Mriya Agro Holding PLC					5.00%, 8/26/2022(e)	325		346
10.95%, 3/30/2016(e)	900		885
					BNP Paribas SA
North Atlantic Trading Co					5.19%, 6/29/2049(e),(f)	1,305		1,214
11.50%, 7/15/2016(e)	5,670		5,726
					BNY Institutional Capital Trust A
Vector Group Ltd					7.78%, 12/1/2026(e)	500		507
11.00%, 8/15/2015	750		781		BPCE SA
			$8,115		1.94%, 7/29/2049(f)	6,989		3,529
					12.50%, 8/29/2049(e)	4,850		5,544

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Banks (continued)					Banks (continued)
Caixa Economica Federal					M&T Bank Corp
3.50%, 11/7/2022(d),(e),(g)	$479		$488		6.88%, 6/16/2049(e)	$14,700		$15,049
Capital One Capital V					National Australia Bank Ltd/New York
10.25%, 8/15/2039	1,000		1,030		8.00%, 9/29/2049	800		875
Capital One Capital VI					Natixis
8.88%, 5/15/2040	7,540		7,735		9.00%, 4/29/2049	3,312		3,213
Citigroup Inc					10.00%, 4/29/2049(e),(f)	2,648		2,648
5.95%, 12/29/2049	3,750		3,865		NB Capital Trust II
Claudius Ltd for Credit Suisse					7.83%, 12/15/2026	1,150		1,173
7.88%, 6/29/2049	16,960		17,935		Nordea Bank AB
8.25%, 6/29/2049	1,000		1,040		8.38%, 9/25/2049	3,300		3,551
Cooperatieve Centrale Raiffeisen-					North Fork Capital Trust II
Boerenleenbank BA/Netherlands					8.00%, 12/15/2027	1,000		997
11.00%, 12/29/2049(e),(f)	9,300		12,439		Oversea-Chinese Banking Corp Ltd
Countrywide Capital III					3.15%, 3/11/2023(e),(f)	853		859
8.05%, 6/15/2027	300		345		PNC Financial Services Group Inc
Credit Agricole SA					6.75%, 8/1/2049(f)	1,500		1,730
8.38%, 10/13/2049(e),(f)	3,000		3,052		PNC Preferred Funding Trust I
Credit Suisse Group Guernsey I Ltd					2.04%, 3/29/2049(e),(f)	1,000		850
7.88%, 2/24/2041(f)	4,000		4,160		Rabobank Capital Funding Trust III
Danske Bank A/S					5.25%, 12/29/2049(e),(f)	9,800		9,849
5.91%, 12/16/2049(f)	2,235		2,168		Royal Bank of Scotland Group PLC
DBS Bank Ltd					7.65%, 8/29/2049(f)	3,700		3,644
3.63%, 9/21/2022(f)	500		516		Russian Agricultural Bank OJSC Via RSHB
Deutsche Bank Capital Funding Trust I					Capital SA
3.33%, 12/29/2049(e),(f)	4,000		2,627		5.30%, 12/27/2017	2,521		2,698
Deutsche Bank Capital Funding Trust VII					6.00%, 6/3/2021(e)	1,300		1,359
5.63%, 1/29/2049(e),(f)	3,639		3,475		6.30%, 5/15/2017	2,105		2,334
Deutsche Bank Capital Trust					Santander Finance Preferred SAU
4.90%, 12/29/2049(d),(e),(f)	2,000		1,660		10.50%, 3/29/2049	1,005		1,055
Development Bank of Kazakhstan JSC					Sberbank of Russia Via SB Capital SA
5.50%, 12/20/2015	430		469		5.13%, 10/29/2022(e)	823		821
Dresdner Funding Trust I					6.13%, 2/7/2022(e)	500		559
8.15%, 6/30/2031(e)	12,900		11,932		Societe Generale SA
Fifth Third Capital Trust IV					1.10%, 12/29/2049(e),(f)	1,000		543
6.50%, 4/15/2049(f)	3,910		3,920		5.92%, 4/29/2049(c),(e),(f)	4,700		3,901
First Hawaiian Capital I					8.75%, 10/29/2049	11,770		11,948
8.34%, 7/1/2027	1,000		1,010		Standard Chartered PLC
Goldman Sachs Group Inc/The					6.41%, 12/30/2049(e),(f)	5,000		5,050
6.75%, 10/1/2037	3,000		3,304		7.01%, 7/29/2049(e)	4,100		4,305
HBOS Capital Funding LP					Turkiye Garanti Bankasi AS
6.85%, 3/23/2049	5,000		4,135		5.25%, 9/13/2022(e)	1,150		1,190
HBOS Capital Funding No2 LP					UBS Preferred Funding Trust V
6.07%, 6/29/2049(e),(f)	5,175		4,231		6.24%, 5/29/2049	5,200		5,200
HSBC USA Capital Trust I					Ukreximbank Via Biz Finance PLC
7.81%, 12/15/2026(e)	300		304		8.38%, 4/27/2015	9,279		9,105
ICICI Bank Ltd/Bahrain					VTB Bank OJSC Via VTB Capital SA
5.50%, 3/25/2015	500		528		6.32%, 2/22/2018	3,035		3,206
Industrial Bank of Korea					Wachovia Capital Trust III
2.38%, 7/17/2017(e)	850		861		5.57%, 3/29/2049(f)	8,800		8,734
Itau Unibanco Holding SA/Cayman Island								$275,073
6.20%, 12/21/2021(e)	500		545
JP Morgan Chase & Co					Beverages - 0.13%
7.90%, 4/29/2049(f)	600		691		Anadolu Efes Biracilik Ve Malt Sanayii AS
					3.38%, 11/1/2022(e)	800		776
JP Morgan Chase Capital XXI
1.39%, 2/2/2037(f)	5,300		4,018		Beverages & More Inc
					9.63%, 10/1/2014(e)	6,000		6,210
JP Morgan Chase Capital XXIII
1.43%, 5/15/2047(f)	5,100		3,768					$6,986
KeyCorp Capital III					Building Materials - 0.27%
7.75%, 7/15/2029	395		444		Builders FirstSource Inc
Korea Exchange Bank					13.00%, 2/15/2016(e),(f)	1,834		1,756
3.13%, 6/26/2017(e)	400		416		Building Materials Corp of America
LBG Capital No.1 PLC					6.75%, 5/1/2021(e)	2,350		2,561
7.88%, 11/1/2020(e)	2,500		2,569		Cemex Finance LLC
8.00%, 12/29/2049(e),(f)	5,195		4,971		9.38%, 10/12/2022(e)	739		772
Lloyds Banking Group PLC					Cemex SAB de CV
5.92%, 9/19/2049(e),(f)	4,675		3,401		9.00%, 1/11/2018(e)	1,455		1,510
6.27%, 11/29/2049(e),(f)	15,752		11,617		9.50%, 6/15/2018(e)	1,000		1,063

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)
Building Materials (continued)					Commercial Services (continued)
Masco Corp					ServiceMaster Co/TN (continued)
5.95%, 3/15/2022	$4,475		$5,007		7.45%, 8/15/2027	$2,400		$2,013
Urbi Desarrollos Urbanos SAB de CV					8.00%, 2/15/2020	3,650		3,833
9.75%, 2/3/2022(e)	2,080		1,934		TransUnion Holding Co Inc
West China Cement Ltd					9.63%, 6/15/2018	8,250		8,724
7.50%, 1/25/2016	200		179		UR Merger Sub Corp
			$14,782		5.75%, 7/15/2018(e)	1,250		1,344

Chemicals - 0.06%								$99,718
Braskem America Finance Co					Computers - 0.62%
7.13%, 7/22/2041(e)	200		225		iGate Corp
Braskem Finance Ltd					9.00%, 5/1/2016	10,990		12,006
7.38%, 10/4/2015(e)	100		108		Stratus Technologies Bermuda Ltd / Stratus
Mexichem SAB de CV					Technologies Inc
4.88%, 9/19/2022(e)	319		337		12.00%, 3/29/2015	10,231		9,745
Nexeo Solutions LLC / Nexeo Solutions					Stream Global Services Inc
Finance Corp					11.25%, 10/1/2014	11,408		12,107
8.38%, 3/1/2018	2,290		2,256					$33,858
PTT Global Chemical PCL
4.25%, 9/19/2022(e)	493		507		Consumer Products - 1.42%
			$3,433		American Achievement Corp
					10.88%, 4/15/2016(e)	10,915		9,387
Coal- 0.79%					Armored Autogroup Inc
Adaro Indonesia PT					9.25%, 11/1/2018(f)	13,985		12,027
7.63%, 10/22/2019	800		884		Central Garden and Pet Co
Foresight Energy LLC / Foresight Energy					8.25%, 3/1/2018	18,650		19,676
Corp					Prestige Brands Inc
9.63%, 8/15/2017(e)	23,150		23,902		8.25%, 4/1/2018	1,500		1,648
Mongolian Mining Corp					Reynolds Group Issuer Inc / Reynolds Group
8.88%, 3/29/2017(e)	800		816		Issuer LLC / Reynolds Group Issuer
Penn Virginia Resource Partners LP / Penn					(Luxembourg) S.A.
Virginia Resource Finance Corp					6.88%, 2/15/2021(f)	21,000		22,313
8.25%, 4/15/2018	4,722		4,905		Spectrum Brands Inc
Penn Virginia Resource Partners LP / Penn					9.50%, 6/15/2018	3,000		3,367
Virginia Resource Finance Corp II					YCC Holdings LLC / Yankee Finance Inc
8.38%, 6/1/2020(e)	10,950		11,498		10.25%, PIK 11.00%, 2/15/2016(h)	8,375		8,658
Yancoal International Resources								$77,076
Development Co Ltd
5.73%, 5/16/2022(e)	795		818		Distribution & Wholesale - 0.64%
			$42,823		HD Supply Inc
					8.13%, 4/15/2019(e)	6,275		6,903
Commercial Services - 1.84%					11.00%, 4/15/2020(e)	6,600		7,508
Catalent Pharma Solutions Inc					INTCOMEX Inc
9.50%, 4/15/2015	8,485		8,707		13.25%, 12/15/2014	8,785		8,875
Ceridian Corp					VWR Funding Inc
8.88%, 7/15/2019(e)	6,675		7,075		7.25%, 9/15/2017(e)	11,030		11,223
DP World Ltd								$34,509
6.85%, 7/2/2037	580		636
DynCorp International Inc					Diversified Financial Services - 3.22%
10.38%, 7/1/2017	11,233		9,885		Ageas Hybrid Financing SA
Emergency Medical Services Corp					8.25%, 12/29/2049	7,264		7,046
8.13%, 6/1/2019	13,079		13,864		Bank of New York Mellon SA Institucion de
Jaguar Holding Co II / Jaguar Merger Sub					Banca Multiple
					9.63%, 5/2/2021(e)	1,068		1,004
Inc
9.50%, 12/1/2019(e)	6,345		7,091		Blackstone Holdings Finance Co LLC
					4.75%, 2/15/2023(e)	825		885
Knowledge Universe Education LLC					5.88%, 3/15/2021(e)	1,000		1,117
7.75%, 2/1/2015(e)	8,175		7,194
Korea Expressway Corp					BM&FBovespa SA
1.88%, 10/22/2017(e)	400		395		5.50%, 7/16/2020	400		462
Laureate Education Inc					Capital One Capital III
9.25%, 9/1/2019(e)	7,850		7,732		7.69%, 8/1/2049	3,050		3,094
11.00%, 8/15/2015(e),(f)	2,800		2,877		Capital One Capital IV
Live Nation Entertainment Inc					6.75%, 2/17/2037	2,325		2,349
7.00%, 9/1/2020(e)	2,000		2,070		Charles Schwab Corp/The
					7.00%, 2/1/2049(f)	1,700		1,949
Logo Merger Sub Corp
8.38%, 10/15/2020(e)	2,275		2,309		Doha Finance Ltd
Rural Metro Corp					3.50%, 3/14/2017	600		621
10.13%, 7/15/2019(e)	4,035		3,763		E*Trade Financial Corp
10.13%, 7/15/2019(e)	5,750		5,362		7.88%, 12/1/2015	7,810		7,917
ServiceMaster Co/TN					General Electric Capital Corp
					6.25%, 12/15/2022(f)	2,600		2,834
7.10%, 3/1/2018	5,000		4,844

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

		Principal					Principal
BONDS (continued)	Amount (000's)		Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Diversified Financial Services (continued)						Electric (continued)
General Electric Capital Corp	(continued)					Korea Western Power Co Ltd
7.13%, 12/15/2049(f)		$24,900		$28,488		3.13%, 5/10/2017(e)	$1,468		$1,538
Glen Meadow Pass-Through Trust						Listrindo Capital BV
6.51%, 2/12/2067(e),(f)		11,300		10,283		6.95%, 2/21/2019(e)	400		453
Goldman Sachs Capital I						Majapahit Holding BV
6.35%, 2/15/2034		10,171		10,484		7.75%, 1/20/2020(e)	1,730		2,175
HSBC Finance Capital Trust IX						7.88%, 6/29/2037	1,375		1,884
5.91%, 11/30/2035		1,500		1,495		NextEra Energy Capital Holdings Inc
Icahn Enterprises LP / Icahn Enterprises						7.30%, 9/1/2067(f)	200		221
Finance Corp						NTPC Ltd
7.75%, 1/15/2016		8,930		9,332		5.63%, 7/14/2021	1,000		1,084
8.00%, 1/15/2018		6,625		7,122		Perusahaan Listrik Negara PT
8.00%, 1/15/2018(e)		2,650		2,849		5.50%, 11/22/2021(e)	1,400		1,578
Jefferies Group Inc						PPL Capital Funding Inc
8.50%, 7/15/2019		2,500		2,925		6.70%, 3/30/2067(f)	3,050		3,214
Macquarie PMI LLC						Saudi Electricity Global Sukuk Co
8.38%, 12/2/2049		3,350		3,434		2.67%, 4/3/2017	900		929
MAF Global Securities Ltd						4.21%, 4/3/2022	1,280		1,387
5.25%, 7/5/2019		1,150		1,206		SP PowerAssets Ltd
Metalloinvest Finance Ltd						2.70%, 9/14/2022	1,000		983
6.50%, 7/21/2016(e)		550		566					$43,673
Nationstar Mortgage LLC / Nationstar Capital
Corp						Electrical Components & Equipment - 0.15%
7.88%, 10/1/2020(e)		7,940		8,178		Coleman Cable Inc
Nuveen Investments Inc						9.00%, 2/15/2018	7,795		8,302
9.13%, 10/15/2017(e)		16,725		16,704
Power Sector Assets & Liabilities						Engineering & Construction - 0.23%
Management Corp						Alion Science & Technology Corp
7.25%, 5/27/2019		804		1,043		12.00%, PIK 2.00%, 11/1/2014(h)	9,181		8,607
7.39%, 12/2/2024(e)		327		459		10.25%, 2/1/2015	5,310		2,841
Rivers Pittsburgh Borrower LP/Rivers						Odebrecht Finance Ltd
Pittsburgh Finance Corp						5.13%, 6/26/2022(e)	516		561
9.50%, 6/15/2019(e)		4,830		5,216		6.00%, 4/5/2023(e)	200		232
Schahin II Finance Co SPV Ltd						Yuksel Insaat AS
5.88%, 9/25/2022(e)		300		318		9.50%, 11/10/2015	500		402
Serta Simmons Holdings LLC									$12,643
8.13%, 10/1/2020(e)		4,090		4,126
Swiss Re Capital I LP						Entertainment - 1.52%
6.85%, 5/29/2049(e),(f)		12,500		13,040		American Casino & Entertainment Properties
ZFS Finance USA Trust II						LLC / ACEP Finance Corp
6.45%, 12/15/2065(e),(f)		8,900		9,568		11.00%, 6/15/2014	3,895		4,036
ZFS Finance USA Trust V						Carmike Cinemas Inc
6.50%, 5/9/2037(e)		8,432		9,001		7.38%, 5/15/2019	3,500		3,771
				$175,115		Chukchansi Economic Development
						Authority
Electric - 0.80%						9.75%, 5/30/2020(e)	3,796		2,297
Abu Dhabi National Energy Co						Diamond Resorts Corp
6.25%, 9/16/2019		200		239		12.00%, 8/15/2018	9,650		10,350
AES Corp/VA						Lions Gate Entertainment Inc
7.38%, 7/1/2021		9,864		11,023		10.25%, 11/1/2016(e)	11,495		12,889
Dominion Resources Inc/VA						NAI Entertainment Holdings LLC
2.66%, 9/30/2049(f)		6,000		5,544		8.25%, 12/15/2017(e)	3,348		3,725
7.50%, 6/30/2066		700		770		Regal Entertainment Group
Empresa de Energia de Bogota SA						9.13%, 8/15/2018	1,010		1,121
6.13%, 11/10/2021(e)		500		565		Seminole Indian Tribe of Florida
Empresa Distribuidora Y Comercializadora						7.75%, 10/1/2017(e)	2,800		3,052
Norte						Snoqualmie Entertainment Authority
9.75%, 10/25/2022		500		231		4.48%, 2/1/2014(e),(f)	7,805		7,746
Integrys Energy Group Inc						9.13%, 2/1/2015(e)	4,315		4,369
6.11%, 12/1/2066(f)		6,400		6,720		Speedway Motorsports Inc
Kazatomprom Natsionalnaya Atomnaya						6.75%, 2/1/2019	1,100		1,169
Kompaniya AO						Vail Resorts Inc
6.25%, 5/20/2015		550		603		6.50%, 5/1/2019	2,550		2,767
Korea East-West Power Co Ltd						WMG Acquisition Corp
2.50%, 7/16/2017(e)		400		409		6.00%, 1/15/2021(e),(g)	3,970		3,980
Korea Electric Power Corp						11.50%, 10/1/2018	15,565		17,549
3.00%, 10/5/2015(e)		400		418		Yonkers Racing Corp
Korea Hydro & Nuclear Power Co Ltd						11.38%, 7/15/2016(e)	3,250		3,445
3.00%, 9/19/2022(e)		901		902					$82,266
4.75%, 7/13/2021		700		803

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Environmental Control - 0.02%					Healthcare - Services (continued)
Darling International Inc					Symbion Inc
8.50%, 12/15/2018	$1,000		$1,136		8.00%, 6/15/2016		$2,235		$2,302
					11.00%, 8/23/2015		3,420		3,522
					Tenet Healthcare Corp
Food- 0.88%					6.25%, 11/1/2018		2,500		2,706
BI-LO LLC / BI-LO Finance Corp
9.25%, 2/15/2019(e)	11,175		11,706		United Surgical Partners International Inc
Bumble Bee Acquisition Corp					9.00%, 4/1/2020		3,160		3,460
9.00%, 12/15/2017(e)	3,862		4,065						$88,864
Bumble Bee Holdco SCA					Holding Companies - Diversified - 0.18%
9.63%, PIK 10.38%, 3/15/2018(e),(h)	14,220		13,651		Dubai Holding Commercial Operations MTN
Cencosud SA					Ltd
5.50%, 1/20/2021(e)	1,000		1,062		4.75%, 1/30/2014	EUR	200		254
Corp Azucarera del Peru SA					6.00%, 2/1/2017	GBP	600		931
6.38%, 8/2/2022(e)	300		325		Hutchison Whampoa International 10 Ltd
Grupo Bimbo SAB de CV					6.00%, 12/29/2049(f)		$700		733
4.50%, 1/25/2022(e)	600		660		Hutchison Whampoa International 11 Ltd
Minerva Overseas II Ltd					4.63%, 1/13/2022(e)		500		557
10.88%, 11/15/2019(e)	900		1,039		Hutchison Whampoa International 12 Ltd
Pinnacle Foods Finance LLC / Pinnacle Foods					6.00%, 5/7/2049(e),(f)		2,500		2,606
Finance Corp					Sinochem Overseas Capital Co Ltd
8.25%, 9/1/2017	2,125		2,284		4.50%, 11/12/2020		657		708
9.25%, 4/1/2015	5,107		5,216		4.50%, 11/12/2020(e)		2,425		2,613
US Foods Inc					Swire Pacific MTN Financing Ltd
8.50%, 6/30/2019(e)	7,510		7,867		4.50%, 2/28/2022		900		990
			$47,875		Votorantim Cimentos SA
					7.25%, 4/5/2041(e)		300		339
Forest Products & Paper - 0.02%
Clearwater Paper Corp									$9,731
7.13%, 11/1/2018	1,100		1,200		Housewares - 0.14%
Verso Paper Holdings LLC / Verso Paper					American Standard Americas
Inc					10.75%, 1/15/2016(e)		8,210		7,676
8.75%, 2/1/2019	270		100
			$1,300
					Insurance - 4.83%
Gas- 0.03%					ACE Capital Trust II
Mega Advance Investments Ltd					9.70%, 4/1/2030		2,500		3,654
5.00%, 5/12/2021(e)	1,200		1,342		Aegon NV
					1.87%, 7/29/2049(f)		4,600		2,438
					Allstate Corp/The
Hand & Machine Tools - 0.34%					6.13%, 5/15/2037(f)		1,970		2,041
Thermadyne Holdings Corp					AXA SA
9.00%, 12/15/2017	17,440		18,399		6.38%, 12/29/2049(e),(f)		6,500		6,077
					8.60%, 12/15/2030		4,600		5,725
Healthcare - Products - 0.29%					Catlin Insurance Co Ltd
Biomet Inc					7.25%, 7/29/2049(e)		18,535		18,720
6.50%, 8/1/2020(e)	6,475		6,685		Chubb Corp/The
Hologic Inc					6.38%, 3/29/2049(f)		1,600		1,736
6.25%, 8/1/2020(e)	5,000		5,300		Dai-ichi Life Insurance Co Ltd/The
Physio-Control International Inc					7.25%, 12/31/2049(c),(e)		4,600		5,371
9.88%, 1/15/2019(e)	3,470		3,800		Everest Reinsurance Holdings Inc
			$15,785		6.60%, 5/15/2037(f)		6,395		6,551
					Great-West Life & Annuity Insurance Capital
Healthcare - Services - 1.64%					LP
Apria Healthcare Group Inc					6.63%, 11/15/2034(e)		2,400		2,439
12.38%, 11/1/2014	17,424		16,989		Hub International Ltd
11.25%, 11/1/2014	4,740		4,882		8.13%, 10/15/2018(e)		4,025		4,136
CHS/Community Health Systems Inc					ING Capital Funding Trust III
5.13%, 8/15/2018	2,850		2,957		3.96%, 12/31/2049(f)		6,520		6,121
HCA Inc					ING Groep NV
7.50%, 2/15/2022	17,100		19,109		5.78%, 12/8/2049		3,000		2,835
OnCure Holdings Inc					Ironshore Holdings US Inc
11.75%, 5/15/2017	9,200		5,520		8.50%, 5/15/2020(e)		7,170		8,079
Physiotherapy Associates Holdings Inc					Lancashire Holdings Ltd
11.88%, 5/1/2019(e)	4,465		4,554
					5.70%, 10/1/2022(d),(e)		6,400		6,376
Radiation Therapy Services Inc					Liberty Mutual Group Inc
8.88%, 1/15/2017	10,000		9,613		7.00%, 3/15/2037(e),(f)		2,800		2,772
Radnet Management Inc					7.80%, 3/15/2037(e)		9,091		10,205
10.38%, 4/1/2018	10,000		10,050		Lincoln National Corp
ResCare Inc					6.05%, 4/20/2067(f)		5,684		5,684
10.75%, 1/15/2019	2,870		3,200		7.00%, 5/17/2066(f)		4,700		4,818

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal						Principal
BONDS (continued)	Amount (000's)	Value	(000	's)		BONDS (continued)	Amount (000's)	Value	(000	's)

Insurance (continued)						Iron & Steel (continued)
MetLife Capital Trust IV						Ferrexpo Finance PLC
7.88%, 12/15/2037(e)	$1,820		$2,197			7.88%, 4/7/2016(e)	$1,200		$1,152
MetLife Capital Trust X						Gerdau Holdings Inc
9.25%, 4/8/2038(e)	7,200		10,008			7.00%, 1/20/2020	500		588
MetLife Inc						Metinvest BV
6.40%, 12/15/2049(f)	1,500		1,631			8.75%, 2/14/2018(e)	700		672
Mitsui Sumitomo Insurance Co Ltd						Ryerson Inc / Joseph T Ryerson & Son Inc
7.00%, 3/15/2049(e)	5,625		6,357			9.00%, 10/15/2017(e)	540		551
Nationwide Financial Services Inc						Samarco Mineracao SA
6.75%, 5/15/2037	15,980		16,699			4.13%, 11/1/2022(d),(e)	783		782
Oil Insurance Ltd						Severstal OAO Via Steel Capital SA
3.34%, 12/29/2049(e),(f)	8,200		7,323			5.90%, 10/17/2022(e)	500		496
Progressive Corp/The						6.70%, 10/25/2017	323		346
6.70%, 6/15/2037	300		327			Standard Steel LLC/Standard Steel Finance
Prudential Financial Inc						Corp
5.88%, 9/15/2042(f)	2,800		2,947			12.00%, 5/1/2015(e)	5,495		6,264
8.88%, 6/15/2049(f)	4,805		5,934						$25,805
Prudential PLC
6.50%, 6/29/2049	2,500		2,487			Leisure Products & Services - 0.75%
7.75%, 12/23/2049	12,800		13,888			Carlson Wagonlit BV
						6.88%, 6/15/2019(e)	3,000		3,135
11.75%, 12/29/2049(f)	6,000		6,915
QBE Capital Funding II LP						Equinox Holdings Inc
						9.50%, 2/1/2016(e)	10,680		11,347
6.80%, 6/29/2049(e),(f)	19,155		19,171
QBE Capital Funding III Ltd						Sabre Holdings Corp
						8.35%, 3/15/2016(f)	12,050		12,321
7.25%, 5/24/2041(e),(f)	14,600		15,257
QBE Insurance Group Ltd						Sabre Inc
						8.50%, 5/15/2019(e)	9,270		9,618
5.65%, 7/1/2023(e),(f)	1,300		1,288
Reinsurance Group of America Inc						Travelport LLC
						6.36%, 12/1/2016(e),(f)	915		689
6.75%, 12/15/2065(f)	9,600		9,713
Sirius International Group Ltd						9.88%, 9/1/2014	4,445		3,434
7.51%, 5/29/2049(e),(f)	2,900		3,013			11.88%, 9/1/2016	665		248
StanCorp Financial Group Inc									$40,792
5.00%, 8/15/2022	1,625		1,697			Lodging - 1.00%
USI Holdings Corp						Caesars Entertainment Operating Co Inc
4.31%, 11/15/2014(e),(f)	1,299		1,260			8.50%, 2/15/2020(e)	6,500		6,386
9.75%, 5/15/2015(e)	14,242		14,456			12.75%, 4/15/2018	1,000		725
XL Group PLC						11.25%, 6/1/2017	15,000		16,238
6.50%, 12/31/2049(f)	15,245		14,140			10.00%, 12/15/2018	9,100		5,688
			$262,486			Caesars Operating Escrow LLC / Caesars
Internet - 0.81%						Escrow Corp
						9.00%, 2/15/2020(e)	4,150		4,129
Expedia Inc
5.95%, 8/15/2020	8,300		9,164			Chester Downs & Marina LLC
						9.25%, 2/1/2020(e)	1,000		995
GXS Worldwide Inc
9.75%, 6/15/2015	17,633		18,250			Seminole Hard Rock Entertainment Inc
						2.89%, 3/15/2014(e),(f)	1,300		1,290
Open Solutions Inc
9.75%, 2/1/2015(e)	3,015		2,563			Sugarhouse HSP Gaming Prop Mezz LP /
Tencent Holdings Ltd						Sugarhouse HSP Gaming Finance Corp
						8.63%, 4/15/2016(e)	6,975		7,472
3.38%, 3/5/2018(e)	1,000		1,020
4.63%, 12/12/2016(e)	400		428			Wynn Las Vegas LLC / Wynn Las Vegas
Zayo Group LLC / Zayo Capital Inc						Capital Corp
						5.38%, 3/15/2022(e)	6,250		6,445
8.13%, 1/1/2020	2,775		3,039
10.13%, 7/1/2020	8,600		9,611			7.75%, 8/15/2020	4,600		5,164
			$44,075						$54,532

Investment Companies - 0.06%						Machinery - Diversified - 0.07%
Grupo Aval Ltd						Tempel Steel Co
						12.00%, 8/15/2016(e)	4,075		4,024
4.75%, 9/26/2022(e)	731		731
5.25%, 2/1/2017(e)	400		427
Gruposura Finance					Media	- 0.95%
5.70%, 5/18/2021(e)	1,096		1,222			Baker & Taylor Acquisitions Corp
IPIC GMTN Ltd						15.00%, 4/1/2017(d)	5,085		4,882
3.75%, 3/1/2017(e)	1,000		1,060			Bresnan Broadband Holdings LLC
			$3,440			8.00%, 12/15/2018(e)	1,800		1,935
						Cablevision Systems Corp
Iron & Steel - 0.48%						8.00%, 4/15/2020	2,100		2,357
APERAM
7.38%, 4/1/2016(e)	8,300		7,221			CCO Holdings LLC / CCO Holdings Capital
7.75%, 4/1/2018(e)	8,325		6,826			Corp
Evraz Group SA						7.00%, 1/15/2019	2,500		2,688
6.75%, 4/27/2018(e)	900		907			8.13%, 4/30/2020	2,000		2,250

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Media (continued)					Mining (continued)
Clear Channel Worldwide Holdings Inc					Vale Overseas Ltd (continued)
7.63%, 3/15/2020	$3,280		$3,091		6.25%, 1/11/2016	$250		$283
CSC Holdings LLC					Volcan Cia Minera SAA
6.75%, 11/15/2021(e)	1,250		1,391		5.38%, 2/2/2022(e)	1,000		1,077
DCP LLC/DCP Corp								$64,957
10.75%, 8/15/2015(e)	3,960		4,099
DISH DBS Corp					Miscellaneous Manufacturing - 0.11%
5.88%, 7/15/2022	2,482		2,606		GE Capital Trust I
Entercom Radio LLC					6.38%, 11/15/2067	2,400		2,571
10.50%, 12/1/2019	790		861		Polymer Group Inc
Globo Comunicacao e Participacoes SA					7.75%, 2/1/2019	1,030		1,102
6.25%, 7/29/2049(f)	200		216		RBS Global Inc / Rexnord LLC
Grupo Televisa SAB					8.50%, 5/1/2018	2,050		2,250
6.00%, 5/15/2018	700		836					$5,923
6.63%, 3/18/2025	575		758		Mortgage Backed Securities - 4.90%
Houghton Mifflin Harcourt Publishers Inc /					Banc of America Commercial Mortgage Trust
Houghton Mifflin Harcourt Publishing					2007-2
0.00%, 6/1/2019(a),(e)	6,200		3,317		5.64%, 4/10/2049(f)	6,395		7,110
Myriad International Holding BV					Banc of America Merrill Lynch Commercial
6.38%, 7/28/2017	1,100		1,246		Mortgage Inc
NET Servicos de Comunicacao SA					4.99%, 7/10/2042	1,030		1,073
7.50%, 1/27/2020	500		577		5.19%, 11/10/2042(f)	3,044		3,065
Univision Communications Inc					Banc of America Re-REMIC Trust 2009-
6.75%, 9/15/2022(e)	2,000		2,000		UBER2
6.88%, 5/15/2019(e)	15,875		16,232		5.53%, 6/24/2049(e),(f)	1,000		1,080
			$51,342		5.62%, 4/24/2049(e),(f)	1,500		1,684
Metal Fabrication & Hardware - 0.44%					BCRR Trust
					5.86%, 7/17/2040(e)	2,000		2,197
AM Castle & Co
12.75%, 12/15/2016	1,965		2,250		CD 2006-CD2 Mortgage Trust
					5.35%, 1/15/2046(f)	5,134		5,551
Atkore International Inc
9.88%, 1/1/2018	3,340		3,340		CD 2007-CD5 Mortgage Trust
					0.17%, 11/15/2044(e),(f)	55,027		214
Severstal Columbus LLC
10.25%, 2/15/2018	11,797		12,151		5.89%, 11/15/2044	2,491		2,958
Shale-Inland Holdings LLC / Shale-Inland					Citigroup Commercial Mortgage Trust
					5.32%, 12/17/2049(e)	746		795
Finance Corp
8.75%, 11/15/2019(d),(e),(g)	5,920		5,861		COMM 2004-LNB3 Mortgage Trust
					5.36%, 7/10/2037(f)	1,500		1,460
			$23,602		COMM 2012-CCRE1 Mortgage Trust
Mining - 1.20%					5.37%, 5/15/2045(f)	4,000		4,431
ALROSA Finance SA					Commercial Mortgage Pass-Through
7.75%, 11/3/2020(e)	500		572		Certificates Series 2006-C1
Century Aluminum Co					5.41%, 2/15/2039(f)	4,755		5,019
8.00%, 5/15/2014	7,535		7,639		5.41%, 2/15/2039(f)	1,500		1,418
Corp Nacional del Cobre de Chile					5.41%, 2/15/2039(f)	5,200		3,360
3.00%, 7/17/2022(e)	3,553		3,583		Commercial Mortgage Pass-Through
4.25%, 7/17/2042(e)	3,805		3,867		Certificates Series 2007-C5
6.15%, 10/24/2036	3,247		4,237		0.09%, 9/15/2040(e),(f)	66,872		427
Gold Fields Orogen Holding BVI Ltd					Credit Suisse First Boston Mortgage
4.88%, 10/7/2020(e)	1,640		1,623		Securities Corp
4.88%, 10/7/2020	400		396		0.97%, 1/15/2037(e),(f)	45,483		449
Horsehead Holding Corp					4.82%, 10/15/2039	1,500		1,547
10.50%, 6/1/2017(e)	6,250		6,484		4.96%, 1/15/2037(e)	2,500		2,520
IAMGOLD Corp					5.10%, 8/15/2038	7,324		7,651
6.75%, 10/1/2020(e)	6,875		6,858		5.10%, 8/15/2038	1,500		1,500
KGHM International Ltd					5.23%, 12/15/2040	5,443		5,709
7.75%, 6/15/2019(e)	6,950		7,176		CSMC Series 2009-RR1
Midwest Vanadium Pty Ltd					5.38%, 2/15/2040(e)	400		446
11.50%, 2/15/2018(e)	9,180		5,508		DBUBS Mortgage Trust
Mirabela Nickel Ltd					0.25%, 11/10/2046(e),(f)	136,884		2,376
8.75%, 4/15/2018(e)	10,185		8,352		1.43%, 7/10/2044(e),(f)	18,797		1,328
Noranda Aluminum Acquisition Corp					FHLMC Multifamily Structured Pass
4.73%, 5/15/2015(f)	4,132		3,904		Through Certificates
Old AII Inc					1.51%, 8/25/2020(f)	32,282		2,725
7.63%, 2/15/2018	1,715		1,741		1.70%, 4/25/2040(f)	35,322		3,176
Southern Copper Corp					1.90%, 11/25/2039(f)	28,598		2,733
6.75%, 4/16/2040	750		890		2.00%, 9/25/2039(f)	32,000		3,169
Vale Overseas Ltd					2.09%, 10/25/2025(f)	47,224		4,847
4.63%, 9/15/2020	500		539		2.21%, 12/25/2039(f)	15,514		2,398
5.63%, 9/15/2019	200		228		2.29%, 1/25/2041(f)	15,805		2,341

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)		Value	(000	's)

Mortgage Backed Securities (continued)					Mortgage Backed Securities (continued)
FHLMC Multifamily Structured Pass					UBS-Barclays Commercial Mortgage Trust
Through Certificates (continued)					(continued)
2.53%, 7/25/2039(d),(f)	$89,000		$10,291		2.21%, 8/10/2049(e),(f)		$35,078		$5,012
2.57%, 12/25/2043(f)	18,309		3,035		Wachovia Bank Commercial Mortgage Trust
2.58%, 11/25/2041(f)	25,000		4,474		1.57%, 6/15/2035(e),(f)		19,322		126
2.79%, 8/25/2039(f)	8,877		1,685		5.34%, 11/15/2048		3,348		3,700
2.79%, 1/25/2043(f)	8,000		1,454		5.37%, 11/15/2048		6,227		5,218
3.22%, 2/25/2042(f)	21,495		4,617		5.38%, 12/15/2043(f)		8,200		8,580
3.61%, 6/25/2046(f)	4,400		968		Wells Fargo Commercial Mortgage Trust
4.60%, 11/25/2044	1,800		528		0.58%, 11/15/2043(e),(f)		13,678		482
GE Capital Commercial Mortgage Corp									$265,936
4.87%, 6/10/2048(f)	3,742		3,678
Greenwich Capital Commercial Funding					Municipals - 0.02%
Corp					Bogota Distrito Capital
5.48%, 3/10/2039	6,240		6,704		9.75%, 7/26/2028	COP	1,500,000		1,224
5.53%, 3/10/2039	4,000		1,511
5.87%, 12/10/2049(f)	2,000		2,191		Office & Business Equipment - 0.12%
GS Mortgage Securities Corp II					CDW LLC / CDW Finance Corp
1.76%, 8/10/2044(e),(f)	31,965		2,826		8.00%, 12/15/2018(f)		$6,000		6,555
5.37%, 5/17/2045(e)	400		430
JP Morgan Chase Commercial Mortgage
Securities Corp					Oil & Gas - 3.42%
2.05%, 8/5/2032(e),(f)	12,664		1,407		Afren PLC
					10.25%, 4/8/2019(e)		500		572
3.91%, 5/5/2030(e),(f)	8,400		9,188
4.99%, 9/12/2037	200		209		Bill Barrett Corp
5.31%, 1/15/2049	518		521		7.00%, 10/15/2022		14,700		15,067
5.32%, 12/15/2044(f)	3,565		3,865		7.63%, 10/1/2019		5,975		6,333
5.34%, 5/15/2047	1,000		995		BreitBurn Energy Partners LP / BreitBurn
5.48%, 5/15/2045	6,000		5,732		Finance Corp
					7.88%, 4/15/2022(e)		19,771		20,463
5.51%, 4/15/2043(f)	5,599		3,700
5.52%, 5/15/2045(f)	7,795		6,703		Carrizo Oil & Gas Inc
5.63%, 12/5/2019(e)	4,750		5,689		7.50%, 9/15/2020		1,975		2,015
5.73%, 2/12/2049(f)	150		177		Dolphin Energy Ltd
5.87%, 4/15/2045(f)	10,000		9,625		5.89%, 6/15/2019		880		999
LB-UBS Commercial Mortgage Trust					EP Energy LLC / EP Energy Finance Inc
					6.88%, 5/1/2019(e)		1,200		1,296
0.42%, 9/15/2037(e),(f)	45,766		130
4.84%, 7/15/2040	5,500		5,750		EPL Oil & Gas Inc
					8.25%, 2/15/2018(e)		1,630		1,614
4.95%, 7/15/2040(f)	5,000		4,543
5.00%, 1/15/2036	1,000		919		Gazprom Neft OAO Via GPN Capital SA
					4.38%, 9/19/2022(e)		500		501
5.46%, 2/15/2040(f)	5,000		5,558
5.47%, 9/15/2039(f)	8,500		8,025		Gazprom OAO Via Gaz Capital SA
					4.95%, 7/19/2022(e)		676		717
6.11%, 7/15/2040	6,227		6,779
Merrill Lynch Mortgage Trust					6.51%, 3/7/2022		1,000		1,177
5.38%, 1/12/2044(f)	2,300		2,511		KazMunayGas National Co
5.78%, 8/12/2043	2,500		2,793		6.38%, 4/9/2021		3,454		4,071
					6.38%, 4/9/2021(e)		2,355		2,776
Merrill Lynch/Countrywide Commercial					7.00%, 5/5/2020(e)		2,110		2,593
Mortgage Trust
0.44%, 9/12/2049(f)	24,685		216		7.00%, 5/5/2020		4,640		5,702
5.24%, 12/12/2049(f)	2,000		1,665		9.13%, 7/2/2018		2,503		3,263
5.42%, 8/12/2048	345		354		Lukoil International Finance BV
					7.25%, 11/5/2019(e)		1,000		1,205
5.48%, 7/12/2046(f)	2,000		1,776
5.53%, 3/12/2051	8,850		8,782		Magnum Hunter Resources Corp
					9.75%, 5/15/2020(e)		915		938
Morgan Stanley Bank of America Merrill
Lynch Trust					Midstates Petroleum Co Inc / Midstates
2.35%, 9/15/2022(e),(f)	38,400		5,003		Petroleum Co LLC
					10.75%, 10/1/2020(e)		4,500		4,770
Morgan Stanley Capital I Trust 2003-IQ6
5.13%, 12/15/2041(e),(f)	1,750		1,755		MIE Holdings Corp
					9.75%, 5/12/2016(e)		500		530
Morgan Stanley Capital I Trust 2004-RR2
5.45%, 10/28/2033(e)	44		44		Milagro Oil & Gas Inc
Morgan Stanley Capital I Trust 2007-HQ12					10.50%, 5/15/2016		5,765		4,309
5.58%, 4/12/2049(f)	666		685		National JSC Naftogaz of Ukraine
Morgan Stanley Capital I Trust 2011-C3					9.50%, 9/30/2014		800		815
1.39%, 7/15/2049(e),(f)	44,628		2,664		Novatek OAO via Novatek Finance Ltd
					6.60%, 2/3/2021(e)		940		1,102
Prudential Mortgage Capital Funding LLC
7.94%, 5/10/2034(e),(f)	39		39		Odebrecht Drilling Norbe VIII/IX Ltd
RBSCF Trust 2009-RR1					6.35%, 6/30/2021		485		559
5.76%, 9/17/2039(e),(f)	150		155		OGX Austria GmbH
					8.50%, 6/1/2018(e)		2,400		2,094
UBS-Barclays Commercial Mortgage Trust
1.83%, 3/10/2022(e),(f)	34,698		3,712		Pemex Project Funding Master Trust
					6.63%, 6/15/2035		1,145		1,428

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)	Value	(000	's)	BONDS (continued)	Amount (000's)	Value	(000	's)

Oil & Gas (continued)					Oil & Gas Services (continued)
Penn Virginia Corp					Thermon Industries Inc
7.25%, 4/15/2019	$1,500		$1,440		9.50%, 5/1/2017	$2,237		$2,483
Pertamina Persero PT								$36,914
5.25%, 5/23/2021	1,000		1,110
6.50%, 5/27/2041	320		381		Packaging & Containers - 0.06%
Petrobras International Finance Co - Pifco					Pretium Packaging LLC / Pretium Finance
5.38%, 1/27/2021	200		227		Inc
5.75%, 1/20/2020	200		231		11.50%, 4/1/2016	3,350		3,434
6.88%, 1/20/2040	200		258
7.88%, 3/15/2019	200		253		Pharmaceuticals - 0.45%
Petroleos de Venezuela SA					BioScrip Inc
4.90%, 10/28/2014	22,597		20,959		10.25%, 10/1/2015	10,185		10,898
5.00%, 10/28/2015	5,976		5,229		Endo Health Solutions Inc
5.25%, 4/12/2017	9,623		7,602		7.00%, 7/15/2019	1,500		1,620
Petroleos Mexicanos					7.00%, 12/15/2020	1,850		1,989
4.88%, 1/24/2022	700		784		Grifols Inc
5.50%, 1/21/2021	4,950		5,779		8.25%, 2/1/2018	8,365		9,285
6.50%, 6/2/2041	700		869		Hypermarcas SA
Petroliam Nasional Bhd					6.50%, 4/20/2021(e)	750		806
7.63%, 10/15/2026	1,800		2,681					$24,598
Petronas Capital Ltd
7.88%, 5/22/2022	2,089		3,012		Pipelines - 1.06%
Precision Drilling Corp					Atlas Pipeline Partners LP / Atlas Pipeline
6.50%, 12/15/2021	2,400		2,538		Finance Corp
					6.63%, 10/1/2020(e)	4,225		4,373
PTT PCL
4.50%, 10/25/2042(e)	490		487		Crestwood Midstream Partners LP /
PTTEP Canada International Finance Ltd					Crestwood Midstream Finance Corp
5.69%, 4/5/2021	421		490		7.75%, 4/1/2019	15,135		15,475
6.35%, 6/12/2042	200		253		Eagle Rock Energy Partners LP / Eagle Rock
QEP Resources Inc					Energy Finance Corp
5.38%, 10/1/2022	2,900		3,045		8.38%, 6/1/2019	12,981		12,949
					8.38%, 6/1/2019(e)	7,360		7,342
QGOG Atlantic / Alaskan Rigs Ltd
5.25%, 7/30/2018(e)	445		468		Targa Resources Partners LP / Targa
Ras Laffan Liquefied Natural Gas Co Ltd II					Resources Partners Finance Corp
					6.38%, 8/1/2022(e)	2,000		2,135
5.30%, 9/30/2020	798		899
Ras Laffan Liquefied Natural Gas Co Ltd III					TransCanada PipeLines Ltd
					6.35%, 5/15/2067(f)	12,950		13,916
5.83%, 9/30/2016	485		534
6.75%, 9/30/2019	500		627		Transportadora de Gas Internacional SA
Reliance Holdings USA Inc					ESP
					5.70%, 3/20/2022(e)	1,055		1,176
4.50%, 10/19/2020	200		211
5.40%, 2/14/2022(e)	400		445					$57,366
SandRidge Energy Inc					Real Estate - 0.34%
7.50%, 3/15/2021	7,700		8,008		BR Malls International Finance Ltd
8.00%, 6/1/2018(e)	2,775		2,914
(e)					8.50%, 1/29/2049	300		327
8.13%, 10/15/2022	10,000		10,750		8.50%, 10/21/2049(e)	750		817
Shelf Drilling Holdings Ltd					BR Properties SA
8.63%, 11/1/2018(e)	2,925		2,940		9.00%, 10/29/2049(e)	500		547
Sidewinder Drilling Inc					China Overseas Finance Cayman IV Ltd
9.75%, 11/15/2019(e),(g)	2,800		2,814
					4.88%, 2/15/2017	200		217
Sinopec Group Overseas Development 2012					Country Garden Holdings Co Ltd
Ltd					11.13%, 2/23/2018	500		561
4.88%, 5/17/2042(e)	2,103		2,415
					Emaar Sukuk Ltd
State Oil Co of the Azerbaijan Republic					6.40%, 7/18/2019	1,100		1,191
5.45%, 2/9/2017	951		1,025		Evergrande Real Estate Group Ltd
W&T Offshore Inc					13.00%, 1/27/2015	295		305
8.50%, 6/15/2019(e)	5,610		5,905
					General Shopping Finance Ltd
Zhaikmunai LLP					10.00%, 11/29/2049(e)	500		507
10.50%, 10/19/2015	1,050		1,151		Kennedy-Wilson Inc
			$185,643		8.75%, 4/1/2019	12,525		13,339
Oil & Gas Services - 0.68%					MAF Sukuk Ltd
Exterran Holdings Inc					5.85%, 2/7/2017	800		870
7.25%, 12/1/2018	16,350		17,249					$18,681
FTS International Services LLC / FTS					Regional Authority - 0.02%
International Bonds Inc					Provincia de Buenos Aires/Argentina
7.13%, 11/15/2018(e)	1,815		1,897		10.88%, 1/26/2021(e)	1,285		848
Hornbeck Offshore Services Inc					Provincia de Cordoba
5.88%, 4/1/2020	1,500		1,526		12.38%, 8/17/2017	315		235
SESI LLC								$1,083
7.13%, 12/15/2021	12,340		13,759

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

REITS- 0.08%			Sovereign - 8.21%
Entertainment Properties Trust			Argentine Republic Government International
5.75%, 8/15/2022	$4,100	$4,297	Bond
			7.82%, 12/31/2033	EUR	6,610	$5,260
			7.82%, 12/31/2033		31,971	25,444
Retail - 1.85%			Banco Nacional de Desenvolvimento
Academy Ltd / Academy Finance Corp
9.25%, 8/1/2019(e)	3,150	3,449	Economico e Social
AmeriGas Finance LLC/AmeriGas Finance			5.50%, 7/12/2020		$1,080	1,293
Corp			6.50%, 6/10/2019		435	543
			Brazilian Government International Bond
7.00%, 5/20/2022	17,335	18,830	4.88%, 1/22/2021		5,354	6,411
AmeriGas Partners LP/AmeriGas Finance
Corp			7.13%, 1/20/2037		5,189	7,809
			8.75%, 2/4/2025		1,000	1,615
6.25%, 8/20/2019	1,000	1,050	Chile Government International Bond
Burlington Coat Factory Warehouse Corp
10.00%, 2/15/2019	18,336	20,238	3.25%, 9/14/2021		1,262	1,369
CDR DB Sub Inc			Colombia Government International Bond
7.75%, 10/15/2020(e)	890	878	6.13%, 1/18/2041		1,710	2,326
CKE Inc			7.38%, 9/18/2037		4,004	6,176
10.50%, PIK 11.25%, 3/14/2016(e),(h)	10,185	10,834	8.13%, 5/21/2024		2,392	3,582
Claire's Stores Inc			11.75%, 2/25/2020		3,855	6,235
9.00%, 3/15/2019 (e)	2,000	2,088	10.38%, 1/28/2033		2,625	4,830
			Croatia Government International Bond
Fifth & Pacific Cos Inc			6.25%, 4/27/2017(e)		678	745
10.50%, 4/15/2019(e)	3,100	3,437
			6.38%, 3/24/2021(e)		2,862	3,270
10.50%, 4/15/2019(e)	4,725	5,239
GRD Holdings III Corp			6.63%, 7/14/2020		530	606
10.75%, 6/1/2019(e)	14,400	14,598	6.75%, 11/5/2019		2,200	2,524
Hillman Group Inc			Dominican Republic International Bond
10.88%, 6/1/2018	2,280	2,474	7.50%, 5/6/2021		1,631	1,916
			9.04%, 1/23/2018		940	1,081
Ltd Brands Inc			El Salvador Government International Bond
5.63%, 2/15/2022	2,000	2,157	7.38%, 12/1/2019		500	588
Maestro Peru SA			7.63%, 2/1/2041(e)		1,325	1,540
6.75%, 9/26/2019(e)	600	632
Mastro's Restaurants LLC/RRG Finance			7.65%, 6/15/2035		1,214	1,411
			Export Credit Bank of Turkey
Corp			5.38%, 11/4/2016(e)		250	267
12.00%, 6/1/2017(e)	9,280	9,384
Wok Acquisition Corp			Hungary Government International Bond
10.25%, 6/30/2020(e)	5,000	5,325	4.38%, 7/4/2017	EUR	340	429
			5.75%, 6/11/2018		2,345	3,123
		$100,613	6.00%, 1/11/2019		3,738	5,030
Savings & Loans - 0.03%			6.38%, 3/29/2021		$3,264	3,635
M&T Capital Trust III			Indonesia Government International Bond
9.25%, 2/1/2027	1,800	1,834	4.88%, 5/5/2021		450	513
			5.25%, 1/17/2042(e)		2,000	2,305
			5.25%, 1/17/2042		2,766	3,188
Semiconductors - 0.05%			5.88%, 3/13/2020(e)		2,000	2,402
Freescale Semiconductor Inc			6.63%, 2/17/2037		655	878
9.25%, 4/15/2018(e)	2,500	2,675
			6.63%, 2/17/2037(e)		505	677
			6.88%, 1/17/2018		920	1,120
Shipbuilding - 0.05%			7.75%, 1/17/2038		2,349	3,556
Huntington Ingalls Industries Inc			8.50%, 10/12/2035		1,638	2,625
7.13%, 3/15/2021	2,750	2,956	11.63%, 3/4/2019		1,325	2,014
			11.63%, 3/4/2019(e)		850	1,292
			Lithuania Government International Bond
Software - 1.15%			6.13%, 3/9/2021(e)		1,250	1,503
Aspect Software Inc			6.13%, 3/9/2021		6,159	7,406
10.63%, 5/15/2017	9,461	8,846	6.63%, 2/1/2022(e)		3,100	3,836
Epicor Software Corp			6.63%, 2/1/2022		3,887	4,810
8.63%, 5/1/2019	7,075	7,429	7.38%, 2/11/2020		956	1,214
First Data Corp			Malaysia Government Bond
6.75%, 11/1/2020(e)	10,000	10,000
8.75%, PIK 10.00%, 1/15/2022(e),(h)	22,020	22,240	3.20%, 10/15/2015	MYR	22,310	7,355
8.88%, 8/15/2020(e)	500	545	Mexican Bonos
			6.25%, 6/16/2016(f)	MXN	39,580	3,136
Infor US Inc			8.00%, 12/17/2015(f)		37,230	3,082
9.38%, 4/1/2019	9,845	10,879	Mexican Udibonos
11.50%, 7/15/2018	1,770	2,049	2.50%, 12/10/2020		87,665	7,273
Nuance Communications Inc			Mexico Government International Bond
5.38%, 8/15/2020(e)	625	637
			5.75%, 10/12/2049		$19,518	22,934
		$62,625	5.95%, 3/19/2019		1	1
			6.05%, 1/11/2040		3,228	4,285
			6.75%, 9/27/2034		4,182	5,918

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal					Principal
BONDS (continued)	Amount (000's)		Value (000 's)		BONDS (continued)	Amount (000's)	Value (000 's)

Sovereign (continued)					Sovereign (continued)
Namibia International Bonds					Ukraine Government International Bond
5.50%, 11/3/2021		$260	$291		(continued)
Panama Government International Bond					7.65%, 6/11/2013	$230	$231
6.70%, 1/26/2036		3,415	4,861		Uruguay Government International Bond
8.13%, 4/28/2034		9,109	12,972		7.63%, 3/21/2036	1,162	1,804
8.88%, 9/30/2027		1,225	1,988		7.88%, 1/15/2033	694	1,076
9.38%, 4/1/2029		3,152	5,406		8.00%, 11/18/2022	4,577	6,614
Peruvian Government International Bond					Venezuela Government International Bond
5.63%, 11/18/2050		5,220	6,760		6.00%, 12/9/2020	4,556	3,474
8.75%, 11/21/2033		2,034	3,560		7.00%, 12/1/2018	1,482	1,275
Philippine Government International Bond					9.25%, 9/15/2027	436	393
4.00%, 1/15/2021		4,425	4,962		13.63%, 8/15/2018	1,906	2,106
5.50%, 3/30/2026		1,800	2,277		12.75%, 8/23/2022	3,154	3,382
6.38%, 1/15/2032		289	396		11.95%, 8/5/2031	5,766	5,895
6.38%, 10/23/2034		1,822	2,533		Vnesheconombank Via VEB Finance PLC
7.75%, 1/14/2031		2,950	4,558		5.38%, 2/13/2017(e)	1,000	1,084
9.50%, 2/2/2030		665	1,162		6.80%, 11/22/2025	1,375	1,628
9.88%, 1/15/2019		1,319	1,913		6.90%, 7/9/2020(e)	1,158	1,374
Poland Government International Bond							$445,916
5.00%, 3/23/2022		466	543
5.13%, 4/21/2021		1,770	2,080		Storage & Warehousing - 0.03%
5.25%, 1/20/2025	EUR	10,728	16,725		Mobile Mini Inc
6.38%, 7/15/2019		$4,478	5,575		7.88%, 12/1/2020	1,500	1,622
Qatar Government International Bond
4.50%, 1/20/2022		1,707	1,955		Telecommunications - 1.68%
5.25%, 1/20/2020(e)		4,961	5,921		America Movil SAB de CV
5.25%, 1/20/2020		1,146	1,368		2.38%, 9/8/2016	375	392
5.75%, 1/20/2042		2,007	2,589		3.13%, 7/16/2022	300	309
6.40%, 1/20/2040		584	814		6.13%, 3/30/2040	200	264
Republic of Ghana					6.38%, 3/1/2035	745	984
8.50%, 10/4/2017		1,426	1,654		Avaya Inc
Republic of Iraq					7.00%, 4/1/2019(e)	1,860	1,697
5.80%, 1/15/2028		4,198	3,904		9.75%, 11/1/2015	5,100	4,539
Republic of Latvia					10.13%, 11/1/2015	7,850	6,967
5.25%, 2/22/2017(e)		2,000	2,210		Brasil Telecom SA
Romanian Government International Bond					5.75%, 2/10/2022(e)	500	540
6.75%, 2/7/2022		4,284	4,948		Clearwire Communications LLC/Clearwire
6.75%, 2/7/2022(e)		792	915		Finance Inc
Russian Foreign Bond - Eurobond					12.00%, 12/1/2015(e)	3,125	3,328
5.63%, 4/4/2042(e)		1,200	1,442		Colombia Telecomunicaciones SA ESP
7.50%, 3/31/2030(f)		20,702	26,215		5.38%, 9/27/2022(e)	1,000	1,022
7.50%, 3/31/2030(e)		3,224	4,083		CommScope Inc
12.75%, 6/24/2028		2,950	5,828		8.25%, 1/15/2019(e)	10,475	11,287
Slovakia Government International Bond					Digicel Group Ltd
4.38%, 5/21/2022(e)		3,952	4,218		8.25%, 9/30/2020(e)	700	754
South Africa Government Bond					10.50%, 4/15/2018	500	553
8.00%, 12/21/2018	ZAR	54,080	6,819		Frontier Communications Corp
13.50%, 9/15/2015		11,180	1,561		7.13%, 1/15/2023	1,000	1,065
10.50%, 12/21/2026		25,090	3,576		Indosat Palapa Co BV
South Africa Government International					7.38%, 7/29/2020	200	227
Bond					KT Corp
4.67%, 1/17/2024		$11,396	12,593		3.88%, 1/20/2017	800	859
5.50%, 3/9/2020		1,500	1,752		Level 3 Financing Inc
6.25%, 3/8/2041		1,387	1,779		4.47%, 2/15/2015(f)	10,135	10,110
6.88%, 5/27/2019		1,940	2,416		10.00%, 2/1/2018	1,500	1,672
Svensk Exportkredit AB					MTS International Funding Ltd
6.38%, 10/29/2049(e)		5,000	4,762		8.63%, 6/22/2020(e)	1,000	1,231
Turkey Government International Bond				PCCW	-HKT Capital No 4 Ltd
5.13%, 3/25/2022		4,448	4,993		4.25%, 2/24/2016	1,000	1,069
5.63%, 3/30/2021		8,425	9,794		Qtel International Finance Ltd
6.00%, 1/14/2041		750	881		3.38%, 10/14/2016	200	211
6.25%, 9/26/2022		3,543	4,292		3.38%, 10/14/2016	300	317
6.75%, 4/3/2018		2,448	2,914		4.75%, 2/16/2021	1,400	1,577
6.88%, 3/17/2036		3,570	4,594		5.00%, 10/19/2025	800	908
7.25%, 3/5/2038		1,754	2,368		SingTel Group Treasury Pte Ltd
7.50%, 11/7/2019		2,473	3,139		4.50%, 9/8/2021	300	342
Ukraine Government International Bond					SK Telecom Co Ltd
6.25%, 6/17/2016		1,740	1,717		2.13%, 5/1/2018(e),(g)	576	575
6.88%, 9/23/2015(e)		6,632	6,623

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

	Principal			CREDIT LINKED STRUCTURED NOTES	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	- 0.50%	Amount (000's)		Value(000	's)
Telecommunications (continued)				Media- 0.00%
Sprint Nextel Corp				Cablevision SA - Deutsche Bank
7.00%, 3/1/2020(e)	$14,450	$16,762		AG/London
Syniverse Holdings Inc				9.38%, 2/13/2018(d),(e)		$300	$233
9.13%, 1/15/2019	4,040	4,303
Telefonica Chile SA
3.88%, 10/12/2022(e)	580	575		Sovereign - 0.50%
Telemar Norte Leste SA				Colombian TES - Citigroup Funding Inc
5.50%, 10/23/2020(e)	400	430		11.00%, 7/24/2020	COP 17,500,000		12,492
UPCB Finance V Ltd				Nota Do Tesouro Nacional - Barclays
7.25%, 11/15/2021(e)	3,500	3,850		13.07%, 12/21/2012	BRL	4,000	4,716
ViaSat Inc				Nota Do Tesouro Nacional - JP Morgan
6.88%, 6/15/2020(e)	3,000	3,135		Chase Bank London
Vimpel Communications Via VIP Finance				12.75%, 11/21/2012		1,600	1,886
				Republic of Iraq- Merrill Lynch
Ireland Ltd OJSC				3.74%, 1/1/2028(c),(d),(f)	JPY	715,000	6,180
7.75%, 2/2/2021	500	550
9.13%, 4/30/2018(e)	1,500	1,757		Russian Federal Bond-OFZ - Credit Suisse
				Nassau
West Corp				7.60%, 4/14/2021(f)	RUB	53,000	1,724
7.88%, 1/15/2019	7,000	7,140
		$91,301					$26,998
				TOTAL CREDIT LINKED STRUCTURED NOTES			$27,231
Textiles - 0.16%				SENIOR FLOATING RATE INTERESTS	Principal
Empire Today LLC / Empire Today Finance				- 7.13%	Amount (000's)		Value(000	's)
Corp
11.38%, 2/1/2017(e)	8,165	8,665		Advertising - 0.03%
				Advantage Sales & Marketing LLC, Term
				Loan
Transportation - 1.22%				9.25%, 6/18/2018(f)		$1,550	$1,550
ACL I Corp
10.63%, PIK 11.38%, 2/15/2016(h)	8,770	8,803
BNSF Funding Trust I				Aerospace & Defense - 0.08%
6.61%, 12/15/2055(f)	4,610	5,175		API Technologies Corp, Term Loan B
				8.75%, 6/27/2016(f)		4,411	4,367
Bristow Group Inc
6.25%, 10/15/2022	1,250	1,308
CEVA Group PLC				Airlines - 0.05%
8.38%, 12/1/2017(e)	9,600	9,240		Global Aviation Holdings, DIP Term Loan
11.63%, 10/1/2016(e)	7,750	7,944		B
11.50%, 4/1/2018(e)	550	473		0.00%, 12/31/2012(c),(f),(i)		584	578
Commercial Barge Line Co				12.14%, 12/31/2012(c),(f)		2,095	2,074
12.50%, 7/15/2017	500	555
DP World Sukuk Ltd
6.25%, 7/2/2017	1,250	1,400		Beverages - 0.11%
Florida East Coast Railway Corp				Constellation Brands Inc, Bridge Loan
				0.00%, 12/30/2013(d),(f),(i),(j)		6,200	6,200
8.13%, 2/1/2017	3,520	3,731
Marquette Transportation Co / Marquette
Transportation Finance Corp				Building Materials - 0.08%
10.88%, 1/15/2017	10,170	10,628		Panolam Industries International Inc, Term
PSA International Pte Ltd				Loan
3.88%, 2/11/2021	222	241		7.25%, 8/22/2017(f)		4,643	4,608
Quality Distribution LLC/QD Capital Corp
9.88%, 11/1/2018	11,500	12,564
RZD Capital Ltd				Chemicals - 0.27%
5.74%, 4/3/2017	845	938		Univar Inc, Term Loan B
				5.00%, 6/30/2017(f)		15,000	14,821
Transnet SOC Ltd
4.00%, 7/26/2022(e)	3,049	3,049
		$66,049		Commercial Services - 0.93%
				Ceridian Corp, Term Loan B-EXT
Trucking & Leasing - 0.04%				5.96%, 5/9/2017(f)		5,300	5,280
AWAS Aviation Capital Ltd
7.00%, 10/17/2016(e)	1,818	1,936		Hertz Corp, Bridge Loan
				0.00%, 8/26/2013(d),(f),(j)		20,750	20,750
				Laureate Education Inc, Term Loan B
TOTAL BONDS		$3,132,563		5.25%, 6/15/2018(f)		4,444	4,409
	Principal			Peak 10 Inc, Term Loan
CONVERTIBLE BONDS - 0.00%	Amount (000's)	Value(000	's)	0.00%, 10/22/2018(f),(j)		17,750	17,543
Agriculture - 0.00%				Wyle Services Corp, Term Loan
Vector Group Ltd				5.00%, 3/26/2017(f)		2,331	2,337
3.88%, 6/15/2026(f)	63	69					$50,319
				Computers - 0.23%
TOTAL CONVERTIBLE BONDS		$69		Expert Global Solutions Inc, Term Loan B
				8.00%, 4/2/2018(f)		12,686	12,738

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal				SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value	(000	's)	(continued)	Amount (000's)	Value	(000	's)

Distribution & Wholesale - 0.02%					Internet (continued)
HD Supply Inc, Term Loan B					Go Daddy Operating Company, Term Loan
7.25%, 10/5/2017(f)	$998		$1,027		B1
					5.50%, 12/17/2018(f)	$3,990		$3,961

Diversified Financial Services - 0.23%								$13,300
Connolly LLC, Term Loan					Leisure Products & Services - 0.24%
10.50%, 7/25/2019(f)	2,100		2,118		Sabre Inc, Term Loan
Nuveen Investments Inc, Term Loan					7.25%, 12/29/2017(f)	2,700		2,730
8.25%, 2/23/2019(f)	6,500		6,598		Sabre Inc, Term Loan B-EXT
Nuveen Investments Inc, Term Loan EXT-					5.96%, 9/29/2017(f)	2,679		2,668
NEW					Travelport LLC, Delay-Draw Term Loan DD-
5.84%, 5/13/2017(f)	1,000		996		EXT
Ocwen Financial Corp, Term Loan B					4.86%, 8/21/2015(f)	6,618		6,354
7.00%, 9/1/2016(f)	2,634		2,641		Travelport LLC, PIK Term Loan B-EXT
			$12,353		13.94%, PIK 13.94%, 12/1/2016(c),(f),(h)	1,336		98
					Travelport LLC, Term Loan A-EXT
Electric - 0.26%					6.44%, 8/23/2015(c),(f)	415		135
Astoria Generating Co, Term Loan
0.00%, 10/26/2017(f),(j)	6,000		5,950		Travelport LLC, Term Loan B-EXT
					4.86%, 8/21/2015(f)	836		803
Dynegy Power LLC, Term Loan
9.25%, 8/5/2016(f)	3,672		3,819		Travelport LLC, Term Loan S
					4.86%, 8/21/2015(f)	264		253
Equipower Resources Holdings LLC, Term
Loan								$13,041
6.50%, 12/29/2018(f)	4,239		4,257		Lodging - 0.01%
			$14,026		Caesars Entertainment Operating Co Inc,
					Term Loan B4
Electronics - 0.29%					9.50%, 10/31/2016(f)	486		497
Vivint Inc, Bridge Loan
0.00%, 12/31/2013(d),(f),(i),(j)	15,500		15,500
					Machinery - Diversified - 0.07%
					CPM Holdings Inc, Term Loan
Food- 0.46%					10.25%, 2/16/2018(f)	2,500		2,512
AdvancePierre Foods, Term Loan
9.50%, 10/2/2017(f)	22,500		22,693		Intelligrated Inc, Term Loan
					0.00%, 1/19/2019(f),(j)	1,400		1,414
US Foods Inc, Term Loan
5.75%, 3/31/2017(f)	2,463		2,423					$3,926
			$25,116		Media- 0.28%
					Cequel Communications Holdings, Bridge
Healthcare - Services - 0.62%					Loan
LHP Operations Co LLC, Term Loan B					0.00%, 12/31/2012(d),(f),(i),(j)	4,900		4,900
9.00%, 6/29/2018(f)	2,244		2,261
					CKX Inc, Term Loan B
National Mentor Holdings Inc, Term Loan					9.00%, 6/21/2017(f)	1,711		1,454
0.00%, 2/9/2017(f),(j)	17,500		17,508
One Call Medical Inc, Term Loan B					Univision Communications Inc, Term Loan
7.00%, 8/22/2019 (f)	11,750		11,768		EXT
					4.46%, 3/31/2017(f)	3,917		3,827
Sheridan Holdings Inc, Term Loan
0.00%, 6/29/2019(f),(j)	750		758		WideOpenWest Finance LLC, Term Loan
					6.25%, 7/12/2018(f)	4,988		5,028
Smile Brands Inc, Term Loan B
7.00%, 12/21/2017(f)	1,541		1,539					$15,209
			$33,834		Metal Fabrication & Hardware - 0.15%
					Transtar Industries Inc, Term Loan
Household Products & Wares - 0.08%					9.59%, 10/2/2019(f)	4,500		4,523
Spectrum Brands Inc, Bridge Loan
0.00%, 12/31/2012(d),(f),(i),(j)	4,125		4,125		Wastequip Inc, Term Loan
					8.25%, 1/5/2018(f)	3,491		3,421
								$7,944
Housewares - 0.05%
Wilsonart International Holdings, Bridge					Mining - 0.06%
Loan					FMG Resources August 2006 Pty Ltd, Term
0.00%, 1/31/2013(d),(f),(i),(j)	2,625		2,625		Loan B
					0.00%, 10/12/2017(f),(j)	3,423		3,404

Insurance - 0.08%
AmWINS Group Inc, Term Loan					Miscellaneous Manufacturing - 0.03%
9.25%, 12/7/2019(f)	4,525		4,567		Arctic Glacier USA Inc, Term Loan
					8.50%, 12/31/2018(f)	1,663		1,673

Internet - 0.25%
Blue Coat Systems, Term Loan					Oil & Gas - 0.26%
6.64%, 2/15/2018(f)	4,000		4,010		Plains Exploration & Production Co, Bridge
Endurance International Group Inc/The, Term					Loan
					0.00%, 3/31/2013(d),(f),(i),(j)	14,000		14,000
Loan
11.00%, 10/31/2018(f)	5,250		5,329

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal					Maturity
(continued)	Amount (000's)	Value(000	's)	REPURCHASE AGREEMENTS - 2.21%	Amount (000's)		Value(000	's)

Pharmaceuticals - 0.17%				Banks - 2.21%
AssuraMed Holding Inc, Term Loan				Investment in Joint Trading Account; Credit		$39,686	$39,685
0.00%, 4/19/2020(f),(j)	$9,420	$9,420			Suisse Repurchase Agreement; 0.25%
					dated 10/31/2012 maturing 11/1/2012
					(collateralized by US Government
Pipelines - 0.06%					Securities; $40,479,323; 0.00%; dated
Crestwood Holdings LLC, Term Loan B
9.75%, 3/20/2018(f)	3,118	3,170			05/15/15 - 08/15/37)
				Investment in Joint Trading Account;		18,520	18,521
					Deutsche Bank Repurchase Agreement;
Real Estate - 0.28%					0.32% dated 10/31/2012 maturing
Realogy Corp, SYNTH LOC EXT					11/1/2012 (collateralized by US
0.00%, 10/10/2016(f),(j)	1,086	1,083			Government Securities; $18,890,350;
Realogy Corp, Term Loan B-EXT					0.28% - 2.50%; dated 11/04/13 - 10/17/19)
0.00%, 10/10/2016(f),(j)	13,914	13,877		Investment in Joint Trading Account; JP		27,780	27,779
		$14,960			Morgan Repurchase Agreement; 0.25%
					dated 10/31/2012 maturing 11/1/2012
Retail - 0.52%					(collateralized by US Government
BJ's Wholesale Club Inc, Term Loan B					Securities; $28,335,527; 3.50% - 11.25%;
0.00%, 9/20/2019(f),(j)	10,000	10,095
					dated 02/15/15 - 11/15/39)
Guitar Center Inc, Term Loan B-NONEXT				Investment in Joint Trading Account; Merrill		34,053	34,053
5.62%, 4/9/2017(f)	12,400	11,811
					Lynch Repurchase Agreement; 0.23%
HMK Intermediate Holdings LLC, Term					dated 10/31/2012 maturing 11/1/2012
Loan B					(collateralized by US Government
7.25%, 3/22/2018(f)	4,229	4,239
					Securities; $34,733,957; 0.00% - 9.38%;
Restaurant Holding Co LLC, Term Loan					dated 01/15/13 - 07/15/32)
9.00%, 2/15/2017(f)	472	477
							$120,038
Targus Group International Inc, Term Loan				TOTAL REPURCHASE AGREEMENTS			$120,038
B
11.00%, 5/24/2016(f)	1,424	1,431		Total Investments			$5,289,873
		$28,053		Other Assets in Excess of Liabilities, Net - 2.62%			$142,068
				TOTAL NET ASSETS - 100.00%			$5,431,941
Software - 0.63%
Attachmate Corp, Term Loan
7.25%, 11/24/2017(f)	4,416	4,462		(a)	Non-Income Producing Security
11.00%, 10/31/2018(f)	11,000	10,787		(b)	Security or a portion of the security was pledged to cover margin
Hyland Software Inc, Term Loan B					requirements for options contracts. At the end of the period, the value of
0.00%, 10/24/2019(f),(j)	1,400	1,396			these securities totaled $66,132 or 1.22% of net assets.
Misys Ltd, Term Loan				(c)	Security is Illiquid
12.00%, 12/6/2019(f)	9,500	9,730		(d)	Market value is determined in accordance with procedures established in
MModal Inc, Term Loan B					good faith by the Board of Directors. At the end of the period, the value of
6.75%, 8/15/2019(f)	5,250	5,193			these securities totaled $115,501 or 2.13% of net assets.
Sophos Public Ltd, Term Loan B				(e)	Security exempt from registration under Rule 144A of the Securities Act of
6.50%, 5/4/2019(f)	2,835	2,839			1933. These securities may be resold in transactions exempt from
		$34,407			registration, normally to qualified institutional buyers. Unless otherwise
					indicated, these securities are not considered illiquid. At the end of the
Telecommunications - 0.20%					period, the value of these securities totaled $1,181,484 or 21.75% of net
Avaya Inc, Term Loan B3-EXT					assets.
4.93%, 10/26/2017(f)	4,935	4,395		(f)	Variable Rate. Rate shown is in effect at October 31, 2012.
Cleveland Unlimited Inc, Term Loan				(g)	Security purchased on a when-issued basis.
9.83%, 6/25/2016(d),(f)	29	29		(h)	Payment in kind; the issuer has the option of paying additional securities
GOGO LLC, Term Loan					in lieu of cash.
11.25%, 6/21/2017(f)	2,981	2,981		(i)	All or a portion of the loan is unfunded. See Notes to Financial Statements
IPC Systems Inc, Term Loan C					for additional information.
0.00%, 7/31/2017(f),(j)	1,225	1,189		(j)	This Senior Floating Rate Note will settle after October 31, 2012, at which
Telx Group Inc/The, Term Loan B					time the interest rate will be determined.
7.75%, 9/22/2017(f)	2,476	2,487
		$11,081

Trucking & Leasing - 0.05%
AWAS Aviation Capital Ltd, Term Loan
5.25%, 6/10/2016(f)	2,697	2,721

TOTAL SENIOR FLOATING RATE INTERESTS		$387,234

See accompanying notes

Schedule of Investments Global Diversified Income Fund October 31, 2012

Portfolio Summary (unaudited)
Country	Percent
United States	68.02%
United Kingdom	4.03%
Canada	1.62%
Jersey, Channel Islands	1.41%
France	1.35%
Bermuda	1.28%
Mexico	1.19%
Australia	1.19%
Netherlands	1.16%
Japan	0.93%
Venezuela	0.93%
Luxembourg	0 .92%
Brazil	0.78%
Russian Federation	0.74%
Colombia	0.73%
Cayman Islands	0.70%
Turkey	0.66%
South Africa	0.66%
Ireland	0.60%
Argentina	0.59%
Hong Kong	0.54%
Germany	0.50%
Indonesia	0.49%
Panama	0.47%
Poland	0.46%
Kazakhstan	0.37%
Philippines	0.36%
Lithuania	0.35%
Malaysia	0.35%
Qatar	0.27%
Chile	0.27%
Peru	0.27%
Singapore	0.26%
Sweden	0.24%
Hungary	0.23%
Virgin Islands, British	0.20%
China	0.19%
Iraq	0.18%
Uruguay	0.17%
Ukraine	0.16%
Korea, Republic Of	0.16%
Croatia	0.13%
Romania	0.11%
Switzerland	0.11%
New Zealand	0 .09%
Norway	0.08%
Finland	0.08%
Guernsey	0.08%
Thailand	0.08%
Slovakia	0.08%
El Salvador	0.07%
Dominican Republic	0.06%
Taiwan, Province Of China	0.05%
Spain	0.05%
Italy	0.05%
Austria	0.04%
Latvia	0.04%
Denmark	0.04%
Ghana	0.03%
United Arab Emirates	0.03%
India	0.03%
Cyprus	0.02%
Azerbaijan	0.02%
Belgium	0.02%
Namibia	0.01%
Other Assets in Excess of Liabilities, Net	2.62%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments Global Diversified Income Fund October 31, 2012

Foreign Currency Contracts

Foreign Currency Purchase								Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Accept		In Exchange For		Value	Appreciation/(Depreciation)
British Pound	JP Morgan Securities	11/30/2012		202,385		$324	$326		$2
Euro	JP Morgan Securities	11/30/2012		1,773,550		2,289	2,299		10
Romania Leu	JP Morgan Securities	12/18/2012		5,881,600		1,694	1,669		(25)
Russian Ruble	JP Morgan Securities	11/7/2012	253,436,140			7,868	8,073		205
Russian Ruble	JP Morgan Securities	12/19/2012	119,130,000			3,800	3,767		(33)
Total									$159

Foreign Currency Sale									Net Unrealized
Contracts	Counterparty	Delivery Date	Contracts to Deliver		In Exchange For		Value	Appreciation/(Depreciation)
British Pound	JP Morgan Securities	11/30/2012		786,000		$1,264	$1,268		$(4)
Euro	JP Morgan Securities	11/30/2012		46,188,000	59,841		59,875		(34)
Japanese Yen	JP Morgan Securities	11/30/2012	489,467,000			6,248	6,134		114
Total									$76

All dollar amounts are shown in thousands (000's)

Options

				Upfront Premiums					Unrealized
Written Options Outstanding	Exercise Price Expiration Date		Contracts	Paid/(Received)		Market Value Appreciation/(Depreciation)
Call - DIA	$135.00	11/19/2012	14,852		$(1,402)		$(239	) $	1,163
Call - EEM	$42.00	11/19/2012	23,882		(1,695)		(739)		956
Call - EWZ	$55.00	11/19/2012	18,281		(1,974)		(838)		1,136
Call - IWM	$84.00	11/19/2012	12,004		(754)		(460)		294
Call - SPY	$145.00	11/19/2012	5,186		(772)		(163)		609
Call - VWO	$42.00	11/19/2012	7,900		(644)		(413)		231
Call - XLF	$16.00	11/19/2012	15,000		(569)		(249)		320
Call - XLK	$30.00	11/19/2012	11,189		(291)		(40)		251
Total					$(8,101)		$(3,141	) $	4,960

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2012

COMMON STOCKS - 98.58%	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Beverages - 0.55%			REITS (continued)
Fraser and Neave Ltd	817,000	$6,121	Land Securities Group PLC	1,495,268	$19,431
			LaSalle Hotel Properties	158,826	3,802
			Link REIT/The	1,339,000	6,654
Engineering & Construction - 0.62%			Mirvac Group	7,701,930	12,017
Multiplan Empreendimentos Imobiliarios SA	234,617	6,873	Mori Trust Sogo Reit Inc	1,033	9,457
			Northern Property Real Estate Investment	259,725	8,150
Holding Companies - Diversified - 2.05%			Trust
Wharf Holdings Ltd	3,341,880	22,786	Pennsylvania Real Estate Investment Trust	384,600	6,357
			Prologis Inc	753,585	25,840
			Public Storage	45,088	6,251
Lodging - 1.20%			Ramco-Gershenson Properties Trust	652,866	8,461
City Developments Ltd	1,425,000	13,305	Retail Properties of America Inc	653,000	7,993
			RioCan Real Estate Investment Trust	124,981	3,409
Real Estate - 19.59%			Saul Centers Inc	175,283	7,584
Agile Property Holdings Ltd	8,264,000	9,327	Senior Housing Properties Trust	625,023	13,738
Atrium European Real Estate Ltd (a)	1,209,795	6,861	Simon Property Group Inc	481,018	73,216
Brookfield Office Properties Inc	236,700	3,645	SL Green Realty Corp	309,746	23,324
Citycon OYJ	2,349,334	7,695	Starhill Global REIT	9,738,000	6,261
Country Garden Holdings Co Ltd (b)	24,897,000	9,938	Stockland	3,618,385	12,983
Fabege AB	1,274,256	12,655	Strategic Hotels & Resorts Inc (b)	1,180,178	6,479
Goldcrest Co Ltd	488,460	7,344	Sunstone Hotel Investors Inc (b)	587,200	5,802
Henderson Land Development Co Ltd	2,165,623	14,935	Suntec Real Estate Investment Trust	7,515,300	9,871
Hongkong Land Holdings Ltd	999,753	6,321	Taubman Centers Inc	192,152	15,094
Hufvudstaden AB	710,001	9,018	Top REIT Inc (a)	2,542	11,839
Hyprop Investments Ltd	1,218,284	9,424	Unibail-Rodamco SE	141,520	31,875
Jones Lang LaSalle Inc	85,400	6,639	Vastned Retail NV	200,997	9,312
Mitsubishi Estate Co Ltd	1,495,077	29,588	Ventas Inc	153,746	9,728
Mitsui Fudosan Co Ltd	1,295,793	26,194	Westfield Group	4,212,760	46,569
Sino Land Co Ltd	7,018,000	12,521	Workspace Group PLC	1,895,822	9,351
Sun Hung Kai Properties Ltd	1,809,687	25,017			$828,253
Swire Properties Ltd	4,066,400	12,564	TOTAL COMMON STOCKS		$1,094,982
Unite Group PLC	1,738,195	7,958	Total Investments		$1,094,982
		$217,644	Other Assets in Excess of Liabilities, Net - 1.42%		$15,726
REITS - 74.57%			TOTAL NET ASSETS - 100.00%		$1,110,708
Advance Residence Investment Corp	3,296	7,147
Apartment Investment & Management Co	474,190	12,656	(a) Security is Illiquid
Astro Japan Property Group (a)	2,097,003	7,067
			(b) Non-Income Producing Security
Australand Property Group	1,943,748	6,084
AvalonBay Communities Inc	150,612	20,417
Boardwalk Real Estate Investment Trust	173,400	11,158
Boston Properties Inc	304,044	32,320	Portfolio Summary (unaudited)
Cambridge Industrial Trust	12,046,465	6,557	Country		Percent
Camden Property Trust	273,939	17,979	United States		45.93%
Campus Crest Communities Inc	313,000	3,471	Australia		10.33%
Canadian Real Estate Investment Trust	304,375	12,690	Hong Kong		9.07%
Centro Retail Australia	6,436,389	14,351	Japan		8.24%
Challenger Diversified Property Group (a)	2,714,742	7,246	United Kingdom		6.76%
Charter Hall Retail REIT	2,237,715	8,431	Canada		4.29%
Colonial Properties Trust	514,694	11,133	Singapore		3.79%
CubeSmart	951,700	12,486	France		2.87%
CYS Investments Inc	365,787	4,909	Sweden		1.95%
DDR Corp	853,900	13,116	China		1.73%
Digital Realty Trust Inc	37,365	2,295	South Africa		0.85%
Dundee Real Estate Investment Trust	234,200	8,594	Netherlands		0.84%
DuPont Fabros Technology Inc	171,541	3,681	Finland		0.69%
Entertainment Properties Trust	291,519	12,958	Jersey, Channel Islands		0.62%
Equity One Inc	309,085	6,460	Brazil		0.62%
Equity Residential	517,386	29,703	Other Assets in Excess of Liabilities, Net		1.42%
Essex Property Trust Inc	76,900	11,535	TOTAL NET ASSETS		100.00%
Extra Space Storage Inc	400,000	13,796
Federal Realty Investment Trust	143,100	15,430
First Industrial Realty Trust Inc (b)	1,000,471	13,356
General Growth Properties Inc	294,300	5,786
Glimcher Realty Trust	931,669	9,941
Great Portland Estates PLC	2,730,676	20,620
Hammerson PLC	2,308,069	17,601
HCP Inc	115,232	5,105
Health Care REIT Inc	193,462	11,497
Hersha Hospitality Trust	1,053,277	4,813
Host Hotels & Resorts Inc	1,038,452	15,016

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

	Principal			Principal
BONDS- 30.74%	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Automobile Asset Backed Securities - 0.11%			Mortgage Backed Securities (continued)
DT Auto Owner Trust 2011-2			Freddie Mac REMICS (continued)
3.05%, 2/16/2016(a)	$2,000	$2,001	3.50%, 5/15/2032	$8,149	$8,597
			3.50%, 6/15/2040	5,882	6,117
			4.00%, 6/15/2028(b)	16,813	1,078
Home Equity Asset Backed Securities - 0.37%			4.00%, 2/15/2035(b)	24,832	2,198
Morgan Stanley Home Equity Loan Trust			4.00%, 1/15/2039(b)	14,325	1,805
0.38%, 2/25/2036(b)	1,428	1,400
			4.00%, 5/15/2039	4,825	5,285
Option One Mortgage Loan Trust			4.50%, 3/15/2032(b)	19,863	4,637
0.40%, 1/25/2036(b)	6,199	5,775
			4.50%, 5/15/2040	11,000	12,442
		$7,175	4.50%, 5/15/2040	5,000	5,726
Mortgage Backed Securities - 28.83%			4.50%, 7/15/2041	10,807	12,383
Banc of America Commercial Mortgage Trust			5.50%, 3/15/2038	3,767	4,084
2007-4			6.50%, 8/15/2027	199	228
5.80%, 2/10/2049(b)	4,375	4,699	GE Capital Commercial Mortgage Corp
BCAP LLC Trust			5.31%, 11/10/2045(b)	5,000	5,450
5.23%, 11/26/2037(a),(b)	8,085	7,991	Ginnie Mae
Bear Stearns ALT-A Trust 2004-12			0.85%, 2/16/2053(b),(c)	88,000	6,782
0.56%, 1/25/2035(b)	4,889	4,625	0.97%, 4/16/2053(b)	42,302	2,325
BNPP Mortgage Securities LLC			1.01%, 2/16/2053(b),(c)	70,000	5,994
6.00%, 8/27/2037(a),(c)	6,757	7,053	1.05%, 6/16/2052(b)	57,717	4,466
CD 2006-CD2 Mortgage Trust			1.06%, 4/16/2049(b)	39,740	3,490
5.35%, 1/15/2046(b)	7,700	8,326	1.23%, 10/16/2053(b)	24,000	2,016
Chase Mortgage Finance Corp			1.29%, 12/16/2053(b)	20,944	1,726
5.50%, 5/25/2035(b)	3,489	3,646	1.40%, 9/16/2049(b)	49,574	3,904
Citigroup Mortgage Loan Trust 2009-4			1.51%, 8/16/2049(b)	39,677	3,206
0.57%, 5/25/2037(a),(b)	4,646	3,909	1.62%, 4/16/2053(b)	39,161	3,272
Citigroup Mortgage Loan Trust 2009-5			3.00%, 5/16/2037	14,000	14,747
6.95%, 10/25/2036(a)	1,910	1,657	3.00%, 9/16/2039	6,661	6,930
Citigroup Mortgage Loan Trust 2009-6			3.50%, 3/20/2036	10,614	11,369
6.00%, 3/25/2037(a),(b)	10,445	11,102	4.00%, 9/16/2026(b)	26,766	2,995
Citigroup Mortgage Loan Trust 2010-7			4.00%, 2/20/2034	7,346	8,109
6.13%, 7/25/2036(a)	7,500	7,464	4.00%, 4/20/2038(b)	20,657	2,558
Citigroup Mortgage Loan Trust 2010-8			4.00%, 11/16/2038	3,553	3,789
4.00%, 11/25/2036(a)	9,594	9,886	4.00%, 3/20/2039(b)	26,697	3,253
4.50%, 12/25/2036(a)	9,578	9,970	4.50%, 4/20/2036(b)	18,200	2,813
5.50%, 1/25/2036(a)	5,462	4,636	4.50%, 1/20/2038(b)	10,670	1,175
5.75%, 2/25/2036(a)	2,055	1,880	5.00%, 11/20/2039	7,500	8,631
Citigroup Mortgage Loan Trust 2010-9			Jefferies & Co Inc
4.00%, 3/25/2037(a)	6,954	6,874	3.06%, 12/26/2037(a),(b)	12,572	12,641
4.25%, 1/25/2036(a)	6,814	7,066	JP Morgan Chase Commercial Mortgage
Countrywide Home Loan Mortgage Pass			Securities Corp
Through Trust			4.17%, 8/15/2046	8,600	9,835
5.25%, 6/25/2034	2,496	2,589	5.33%, 1/12/2043(b)	12,000	12,523
Credit Suisse First Boston Mortgage Securities			5.37%, 5/15/2047	9,400	9,791
Corp			LF Rothschild Mortgage Trust
6.00%, 12/25/2033	4,282	4,523	9.95%, 9/1/2017	11	13
Fannie Mae Interest Strip			Merrill Lynch Mortgage Investors Inc
7.00%, 4/1/2024(b)	135	26	5.25%, 8/25/2036(b)	5,911	6,094
Fannie Mae REMICS			Morgan Stanley Capital I Trust 2004-TOP13
0.82%, 4/25/2027(b)	31	32	4.79%, 9/13/2045(b)	2,500	2,518
3.50%, 1/25/2029	6,891	7,349	Morgan Stanley Capital I Trust 2007-HQ11
3.50%, 7/25/2029	8,498	9,015	5.48%, 2/12/2044(b)	5,655	6,319
3.50%, 12/25/2039(b)	4,589	4,792	Morgan Stanley Capital I Trust 2007-IQ15
4.00%, 5/25/2028(b)	20,229	1,212	5.88%, 6/11/2049(b)	10,000	11,728
4.00%, 6/25/2039	10,000	11,046	Morgan Stanley Mortgage Loan Trust 2006-
4.00%, 4/25/2041	7,928	7,950	8AR
4.50%, 5/25/2040	11,188	12,415	2.54%, 6/25/2036(b)	5,571	5,510
5.00%, 8/25/2037(b)	3,144	3,462	Morgan Stanley Re-REMIC Trust 2009-R3
5.00%, 12/25/2039	4,536	5,123	5.50%, 10/26/2035(a)	5,108	5,205
6.50%, 2/25/2047	1,085	1,200	Morgan Stanley Re-REMIC Trust 2010-R1
7.00%, 4/25/2032	3,182	3,733	2.98%, 7/26/2035(a),(b)	8,700	8,434
9.00%, 5/25/2020	34	40	3.01%, 7/26/2035(a),(b)	9,700	8,637
First Horizon Alternative Mortgage Securities			Morgan Stanley Re-REMIC Trust 2010-R4
2.56%, 9/25/2034(b)	6,900	6,423	5.50%, 8/26/2047(a)	8,968	9,529
Freddie Mac REMICS			Morgan Stanley Re-REMIC Trust 2010-R5
1.15%, 2/15/2021(b)	17	18	5.53%, 3/26/2036(a),(b)	4,443	4,585
2.50%, 10/15/2036(b)	7,701	7,870	Springleaf Mortgage Loan Trust
2.50%, 2/15/2039	9,849	10,088	2.22%, 10/25/2057(a),(c)	6,154	6,186
3.00%, 2/15/2040	3,357	3,460	2.66%, 12/25/2059(a),(b),(c)	7,000	6,997

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000 's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)
				Federal Home Loan Mortgage Corporation (FHLMC)
Mortgage Backed Securities (continued)				(continued)
Springleaf Mortgage Loan Trust (continued)
2.67%, 9/25/2049(a)	$3,370	$3,411		5.00%, 7/1/2035	$17	$18
Structured Asset Securities Corp				5.00%, 10/1/2035	44	49
5.50%, 11/25/2034	6,841	7,032		5.00%, 11/1/2035	1,910	2,111
Wachovia Bank Commercial Mortgage Trust				5.00%, 10/1/2038	7,049	7,565
5.34%, 12/15/2044 (b)	13,935	15,214		5.00%, 6/1/2039	9,425	10,366
Wells Fargo Mortgage Backed Securities				5.00%, 9/1/2039	12,516	13,828
				5.00%, 1/1/2040	11,847	13,244
Trust 6.00%, 12/28/2037(b)	8,301	8,556		5.00%, 6/1/2041	9,447	10,393
WFRBS Commercial Mortgage Trust 2011-				5.50%, 4/1/2018	173	187
				5.50%, 11/1/2018	2,365	2,584
C2 4.87%, 2/15/2044(a),(b)	14,000	16,571		5.50%, 1/1/2029	11	12
				5.50%, 3/1/2029	7	8
		$554,059		5.50%, 5/1/2033	61	67
Other Asset Backed Securities - 1.43%				5.50%, 10/1/2033	57	62
Ameriquest Mortgage Securities Inc				5.50%, 12/1/2033	4,006	4,391
0.64%, 7/25/2035(b)	14,844	11,300		5.50%, 12/1/2033	1,520	1,666
0.69%, 9/25/2035(b)	9,500	7,722		5.50%, 9/1/2035	7,335	8,022
CNH Wholesale Master Note Trust				5.50%, 10/1/2035	9,542	10,506
1.86%, 12/15/2015(a),(b)	1,000	1,001		5.50%, 7/1/2037	173	189
Fremont Home Loan Trust				5.50%, 12/1/2037	8,154	8,978
0.96%, 2/25/2034(b)	2,333	2,117		5.50%, 4/1/2038	132	145
Merrill Lynch Mortgage Investors Inc				5.50%, 5/1/2038	2,883	3,135
1.23%, 7/25/2035(b)	6,000	5,339		5.50%, 5/1/2038	366	400
		$27,479		5.50%, 8/1/2038	6,925	7,575
TOTAL BONDS		$590,714		6.00%, 4/1/2017	304	330
U.S. GOVERNMENT & GOVERNMENT	Principal			6.00%, 4/1/2017	371	402
AGENCY OBLIGATIONS - 67.60%	Amount (000's)	Value(000	's)	6.00%, 5/1/2017	399	433
Federal Home Loan Mortgage Corporation (FHLMC) -				6.00%, 7/1/2017	23	25
23.73%				6.00%, 1/1/2021	137	152
2.41%, 3/1/2036(b)	$253	$256		6.00%, 6/1/2028	27	30
2.50%, 8/1/2027	3,960	4,143		6.00%, 5/1/2031	250	281
2.50%, 9/1/2027	10,941	11,448		6.00%, 10/1/2031	11	13
2.72%, 10/1/2032(b)	4	4		6.00%, 2/1/2032	35	39
3.00%, 1/1/2027	10,177	10,767		6.00%, 9/1/2032	520	584
3.00%, 2/1/2027	4,992	5,281		6.00%, 11/1/2033	1,956	2,195
3.00%, 2/1/2027	11,949	12,641		6.00%, 11/1/2033	2,000	2,244
3.00%, 4/1/2042	9,318	9,764		6.00%, 5/1/2034	4,894	5,445
3.00%, 10/1/2042	10,900	11,450		6.00%, 5/1/2034	3,698	4,040
3.00%, 10/1/2042	13,000	13,636		6.00%, 9/1/2034	307	341
3.50%, 11/1/2026	8,165	8,694		6.00%, 1/1/2035	5,557	6,087
3.50%, 2/1/2032	12,109	12,926		6.00%, 2/1/2035	3,647	4,058
3.50%, 4/1/2032	9,638	10,288		6.00%, 2/1/2035	257	286
				6.00%, 10/1/2036(b)	292	325
3.50%, 10/1/2041	6,710	7,139
3.50%, 12/1/2041	5,540	5,966		6.00%, 3/1/2037	608	677
3.50%, 2/1/2042	4,269	4,542		6.00%, 4/1/2037	1,923	2,147
3.50%, 4/1/2042	16,029	17,065		6.00%, 5/1/2037	554	621
3.50%, 4/1/2042	1,679	1,786		6.00%, 1/1/2038	1,336	1,490
				6.00%, 1/1/2038(b)	202	224
3.50%, 7/1/2042	17,042	18,194
3.50%, 9/1/2042	11,726	12,484		6.00%, 3/1/2038	164	180
4.00%, 8/1/2026	8,265	8,778		6.00%, 4/1/2038	568	632
4.00%, 8/1/2039	7,540	8,047		6.00%, 7/1/2038	1,486	1,642
4.00%, 10/1/2039	12,166	12,984		6.00%, 10/1/2038	1,004	1,111
4.00%, 10/1/2039	7,110	7,589		6.50%, 11/1/2016	200	215
4.00%, 10/1/2041	9,253	10,068		6.50%, 6/1/2017	59	63
4.00%, 12/1/2041	9,506	10,561		6.50%, 12/1/2021	754	849
4.50%, 8/1/2033	1,622	1,742		6.50%, 4/1/2022	693	781
4.50%, 11/1/2039	7,400	7,931		6.50%, 5/1/2022	392	441
4.50%, 12/1/2039	11,423	12,242		6.50%, 8/1/2022	136	154
4.50%, 2/1/2041	11,084	11,947		6.50%, 5/1/2023	117	131
4.50%, 3/1/2041	8,516	9,300		6.50%, 7/1/2023	4	5
5.00%, 10/1/2025	304	333		6.50%, 1/1/2024	20	23
5.00%, 12/1/2032	312	340		6.50%, 7/1/2025	3	3
5.00%, 2/1/2033	2,407	2,630		6.50%, 7/1/2025	3	3
5.00%, 8/1/2033	3,391	3,739		6.50%, 9/1/2025	2	3
5.00%, 8/1/2033	3,304	3,643		6.50%, 9/1/2025	1	1
5.00%, 1/1/2034	2,233	2,440		6.50%, 10/1/2025	8	9
5.00%, 5/1/2034	378	411		6.50%, 10/1/2025	11	12
5.00%, 5/1/2035	512	556		6.50%, 4/1/2027	5	5
5.00%, 7/1/2035	239	265		6.50%, 3/1/2029	135	158

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)				Federal National Mortgage Association (FNMA) (continued)
6.50%, 3/1/2029	$24	$28		4.50%, 7/1/2039	$10,344	$11,468
6.50%, 4/1/2029	1,687	1,946		4.50%, 7/1/2039	4,889	5,421
				4.50%, 9/1/2040	10,221	11,061
6.50%, 4/1/2031	457	524		4.50%, 12/1/2040	9,754	10,723
6.50%, 6/1/2031	1	2
6.50%, 10/1/2031	201	233		4.50%, 3/1/2041	9,785	10,766
				5.00%, 1/1/2018	130	141
6.50%, 1/1/2032	1,884	2,160		5.00%, 11/1/2018	670	733
6.50%, 2/1/2032	35	40
6.50%, 4/1/2032	29	34		5.00%, 4/1/2019	165	180
				5.00%, 1/1/2026	410	452
6.50%, 8/1/2032	41	47		5.00%, 8/1/2033	7,058	7,753
6.50%, 8/1/2032	103	118
6.50%, 4/1/2035	30	34		5.00%, 6/1/2034	4,629	5,068
				5.00%, 4/1/2035	544	617
6.50%, 2/1/2037	144	164		5.00%, 5/1/2035	449	491
6.50%, 9/1/2038	6,948	7,901
7.00%, 7/1/2024	8	10		5.00%, 7/1/2035	173	189
7.00%, 1/1/2028	966	1,119		5.00%, 7/1/2035	1,345	1,474
				5.00%, 8/1/2035	221	242
7.00%, 6/1/2029	350	417		5.00%, 5/1/2038	688	754
7.00%, 1/1/2031	4	5
7.00%, 3/1/2031	71	84		5.00%, 12/1/2039	5,053	5,601
				5.00%, 1/1/2040	7,498	8,312
7.00%, 4/1/2031	208	248		5.00%, 4/1/2040	9,905	10,824
7.00%, 6/1/2031	26	30
7.00%, 10/1/2031	198	233		5.00%, 4/1/2040	2,538	2,838
				5.00%, 5/1/2040	10,304	11,423
7.00%, 4/1/2032	538	630		5.00%, 6/1/2040	4,070	4,453
7.00%, 1/1/2037	1,023	1,179		5.03%, 12/1/2033(b)	298	322
7.50%, 3/1/2013	6	6		5.50%, 9/1/2017	119	129
7.50%, 12/1/2030	4	4		5.50%, 9/1/2017	14	15
7.50%, 2/1/2031	5	6
7.50%, 2/1/2031	84	102		5.50%, 12/1/2017	1,015	1,099
				5.50%, 3/1/2018	135	146
8.00%, 8/1/2030	2	2		5.50%, 6/1/2019	37	40
8.00%, 12/1/2030	41	46
8.50%, 4/1/2019	7	8		5.50%, 6/1/2019	23	26
				5.50%, 7/1/2019	8	9
8.50%, 7/1/2029	198	248		5.50%, 7/1/2019	25	28
9.00%, 9/1/2016	1	2
9.00%, 5/1/2017	1	1		5.50%, 7/1/2019	38	41
				5.50%, 7/1/2019	66	72
9.00%, 5/1/2021	2	2		5.50%, 7/1/2019	133	145
9.00%, 9/1/2021	1	1
9.00%, 1/1/2022	2	2		5.50%, 8/1/2019	27	30
				5.50%, 8/1/2019	144	157
		$456,027		5.50%, 9/1/2019	155	169
Federal National Mortgage Association (FNMA) - 27.32%				5.50%, 6/1/2026	351	386
2.47%, 3/1/2028(b)	17	18		5.50%, 5/1/2033	244	270
2.50%, 5/1/2027	11,441	11,983		5.50%, 7/1/2033	2,198	2,503
2.50%, 6/1/2027	17,363	18,198		5.50%, 9/1/2033	1,336	1,522
2.50%, 6/1/2027	12,701	13,313		5.50%, 2/1/2034	7,786	8,485
3.00%, 12/1/2021	8,335	8,818		5.50%, 4/1/2034	2,037	2,249
3.00%, 2/1/2027	9,032	9,543		5.50%, 9/1/2034	1,450	1,601
3.00%, 11/1/2033(b)	12	12		5.50%, 1/1/2035	6,015	6,659
3.00%, 6/1/2042	10,801	11,338		5.50%, 2/1/2035	6,078	6,786
3.00%, 8/1/2042	13,894	14,584		5.50%, 9/1/2035	892	1,005
3.50%, 12/1/2026	8,199	8,705		5.50%, 2/1/2037	39	43
3.50%, 1/1/2041	7,822	8,339		5.50%, 6/1/2037	851	950
3.50%, 1/1/2041	6,422	6,847		5.50%, 12/1/2037	4,461	5,080
3.50%, 3/1/2042	6,512	6,947		5.50%, 3/1/2038	1,007	1,146
3.50%, 6/1/2042	6,837	7,334		5.50%, 3/1/2038	1,637	1,825
3.50%, 9/1/2042	8,472	9,037		5.50%, 5/1/2038	857	963
3.50%, 9/1/2042	16,422	17,702		5.50%, 7/1/2038	4,647	5,188
4.00%, 5/1/2025	7,946	8,490		5.50%, 6/1/2040	6,184	6,858
4.00%, 8/1/2039	11,329	12,143		6.00%, 12/1/2016	397	423
4.00%, 9/1/2040	8,048	8,831		6.00%, 1/1/2017	15	16
4.00%, 10/1/2040	7,382	7,915		6.00%, 4/1/2017	49	52
4.00%, 1/1/2041	10,987	11,781		6.00%, 8/1/2017	999	1,076
4.00%, 1/1/2041	13,348	14,508		6.00%, 8/1/2018	530	581
4.00%, 4/1/2041	9,409	10,227		6.00%, 12/1/2022	56	62
4.00%, 4/1/2041	8,417	9,025		6.00%, 3/1/2029	165	187
4.00%, 11/1/2041	11,682	12,529		6.00%, 8/1/2031	984	1,115
4.00%, 12/1/2041	10,282	11,028		6.00%, 12/1/2031	23	27
4.00%, 4/1/2042	13,067	14,162		6.00%, 12/1/2031	6	7
4.50%, 12/1/2019	178	192		6.00%, 1/1/2032	901	1,015
4.50%, 1/1/2020	652	705		6.00%, 11/1/2032	30	34
4.50%, 9/1/2025	7,952	8,696		6.00%, 4/1/2033	460	522

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
				Government National Mortgage Association (GNMA) -
Federal National Mortgage Association (FNMA) (continued)				11.66%
6.00%, 2/1/2034	$526	$597		3.00%, 4/15/2027	$11,539	$12,323
6.00%, 3/1/2034	1,356	1,540		3.50%, 5/20/2027	7,769	8,316
6.00%, 9/1/2034	3,306	3,636
6.00%, 11/1/2037	823	928		3.50%, 11/15/2041	7,590	8,273
				3.50%, 12/20/2041	10,411	11,326
6.00%, 2/1/2038	561	633		3.50%, 7/15/2042	12,864	14,022
6.00%, 3/1/2038	225	254
6.00%, 5/1/2038	9,206	10,369		4.00%, 11/15/2040	10,389	11,391
				4.00%, 10/15/2041	15,044	16,495
6.00%, 8/1/2038	3,641	4,108		4.00%, 1/15/2042	11,103	12,160
6.50%, 6/1/2016	9	9
6.50%, 9/1/2024	604	685		4.50%, 9/20/2039	11,434	12,548
				4.50%, 10/15/2039	8,352	9,165
6.50%, 8/1/2028	105	123		4.50%, 3/20/2040	12,822	14,208
6.50%, 11/1/2028	118	135
6.50%, 12/1/2028	95	112		4.50%, 6/15/2041	5,232	5,729
				4.50%, 9/20/2041	11,888	13,136
6.50%, 2/1/2029	58	66		4.50%, 12/20/2041	10,349	11,435
6.50%, 3/1/2029	101	116		5.00%, 2/15/2034	474	524
6.50%, 4/1/2029	91	107
6.50%, 6/1/2031	345	381		5.00%, 7/15/2039	3,870	4,255
				5.00%, 10/15/2039	7,943	8,754
6.50%, 6/1/2031	151	179		5.00%, 6/20/2041	8,486	9,411
6.50%, 6/1/2031	79	94
6.50%, 9/1/2031	17	20		5.00%, 9/20/2041	9,372	10,395
				5.50%, 12/15/2013	1	1
6.50%, 12/1/2031	6	7		5.50%, 1/15/2014	18	20
6.50%, 1/1/2032	129	150
6.50%, 3/1/2032	739	875		5.50%, 3/15/2014	9	10
				5.50%, 7/20/2033	3,841	4,274
6.50%, 4/1/2032	34	39		5.50%, 2/20/2034	4,140	4,613
6.50%, 4/1/2032	781	925
6.50%, 8/1/2032	315	373		5.50%, 3/20/2034	3,873	4,315
				5.50%, 5/20/2035	490	545
6.50%, 11/1/2032	255	294		5.50%, 1/15/2039	1,423	1,579
6.50%, 11/1/2032	614	710
6.50%, 11/1/2032	164	190		5.50%, 1/15/2039	500	557
				6.00%, 10/15/2023	199	227
6.50%, 12/1/2032	683	787		6.00%, 11/15/2023	69	78
6.50%, 2/1/2033	596	683
6.50%, 7/1/2034	911	1,045		6.00%, 11/15/2023	53	59
				6.00%, 12/15/2023	57	64
6.50%, 7/1/2034	1,626	1,862		6.00%, 12/15/2023	41	46
6.50%, 2/1/2036	5,627	6,344
6.50%, 4/1/2036	41	46		6.00%, 12/15/2023	3	3
				6.00%, 1/15/2024	18	21
6.50%, 8/1/2036	258	295		6.00%, 1/20/2024	17	19
6.50%, 8/1/2036	538	614
6.50%, 9/1/2036	7,198	8,173		6.00%, 2/15/2024	52	59
				6.00%, 2/15/2024	60	68
6.50%, 10/1/2036	202	231		6.00%, 2/15/2024	40	45
6.50%, 11/1/2036	199	228
6.50%, 7/1/2037	113	129		6.00%, 3/15/2024	20	23
6.50%, 7/1/2037	85	97		6.00%, 4/20/2024	53	61
				6.00%, 5/20/2024	38	43
6.50%, 8/1/2037	244	278		6.00%, 5/20/2024	26	29
6.50%, 8/1/2037	2,604	2,965
6.50%, 10/1/2037	10,066	11,449		6.00%, 10/20/2024	47	53
				6.00%, 9/20/2025	28	31
6.50%, 1/1/2038	37	42		6.00%, 4/20/2026	159	181
6.50%, 2/1/2038	91	104
6.50%, 5/1/2038	31	35		6.00%, 10/20/2028	20	23
				6.00%, 2/20/2029	216	246
6.50%, 2/1/2039	4,086	4,633		6.00%, 5/20/2032(b)	709	812
7.00%, 5/1/2022	40	46
7.00%, 8/1/2028	161	192		6.00%, 8/15/2032	101	116
				6.00%, 9/15/2032	328	377
7.00%, 12/1/2028	152	182		6.00%, 2/15/2033	48	55
7.00%, 4/1/2029	74	88
7.00%, 7/1/2029	149	178		6.00%, 7/20/2033	2,614	3,000
				6.00%, 8/15/2038	988	1,126
7.00%, 11/1/2031	758	885		6.50%, 9/15/2023	32	36
7.00%, 7/1/2032	212	246
7.50%, 12/1/2024	182	215		6.50%, 9/15/2023	22	25
				6.50%, 9/15/2023	27	31
7.50%, 7/1/2029	44	45		6.50%, 9/15/2023	16	19
7.50%, 2/1/2030	105	121
7.50%, 1/1/2031	4	5		6.50%, 10/15/2023	40	46
				6.50%, 11/15/2023	8	9
7.50%, 5/1/2031	7	7		6.50%, 12/15/2023	73	84
7.50%, 8/1/2032	42	51
8.00%, 5/1/2022	3	4		6.50%, 12/15/2023	23	26
				6.50%, 12/15/2023	46	53
8.00%, 1/1/2025	1	1		6.50%, 12/15/2023	16	18
8.00%, 1/1/2025	2	2
8.50%, 2/1/2023	3	4		6.50%, 1/15/2024	45	51
8.50%, 9/1/2025	3	3		6.50%, 1/15/2024	17	20
				6.50%, 1/15/2024	34	39
9.00%, 9/1/2030	47	59		6.50%, 1/15/2024	12	14
		$525,027		6.50%, 1/15/2024	54	62

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value	(000	's)
Government National Mortgage Association (GNMA)				Government National Mortgage Association (GNMA)
(continued)				(continued)
6.50%, 1/15/2024	$29	$33		7.50%, 3/15/2022	$4		$5
6.50%, 1/15/2024	12	14		7.50%, 4/15/2022	11		11
6.50%, 3/15/2024	93	108		7.50%, 4/15/2022	31		32
6.50%, 3/15/2024	5	6		7.50%, 4/15/2022	8		9
6.50%, 4/15/2024	34	39		7.50%, 4/15/2022	11		12
6.50%, 4/20/2024	23	26		7.50%, 5/15/2022	14		14
6.50%, 7/15/2024	94	107		7.50%, 7/15/2022	42		43
6.50%, 1/15/2026	20	23		7.50%, 8/15/2022	10		11
6.50%, 3/15/2026	31	36		7.50%, 8/15/2022	3		3
6.50%, 7/20/2026	7	8		7.50%, 8/15/2022	13		13
6.50%, 2/15/2028	11	13		7.50%, 8/15/2022	49		51
6.50%, 10/20/2028	21	24		7.50%, 8/15/2022	19		20
6.50%, 3/20/2031	167	193		7.50%, 2/15/2023	5		5
6.50%, 4/20/2031	135	157		7.50%, 2/15/2023	12		14
6.50%, 7/15/2031	4	4		7.50%, 5/15/2023	17		18
6.50%, 10/15/2031	36	43		7.50%, 5/15/2023	5		6
6.50%, 7/15/2032	20	23		7.50%, 5/15/2023	67		70
6.50%, 4/20/2034	955	1,102		7.50%, 6/15/2023	19		21
6.50%, 5/20/2034	898	1,036		7.50%, 10/15/2023	6		7
6.80%, 4/20/2025	58	69		7.50%, 11/15/2023	29		31
7.00%, 11/15/2022	50	58		7.50%, 3/15/2024	40		47
7.00%, 11/15/2022	8	10		7.50%, 8/15/2024	2		2
7.00%, 12/15/2022	79	92		7.50%, 4/15/2027	4		4
7.00%, 12/15/2022	11	13		7.50%, 5/15/2027	8		8
7.00%, 1/15/2023	10	11		7.50%, 5/15/2027	19		20
7.00%, 1/15/2023	13	15		7.50%, 6/15/2027	12		12
7.00%, 1/15/2023	27	32		7.50%, 8/15/2029	186		226
7.00%, 2/15/2023	108	126		7.50%, 9/15/2029	58		61
7.00%, 7/15/2023	13	15		7.50%, 9/15/2029	88		96
7.00%, 7/15/2023	40	47		7.50%, 10/15/2029	94		114
7.00%, 7/15/2023	24	28		7.50%, 11/15/2029	54		56
7.00%, 8/15/2023	22	26		7.50%, 11/15/2029	90		96
7.00%, 10/15/2023	31	36		8.00%, 8/15/2016	21		22
7.00%, 12/15/2023	27	31		8.00%, 12/15/2016	6		6
7.00%, 12/15/2023	37	44		8.00%, 4/15/2017	12		12
7.00%, 1/15/2026	15	18		8.00%, 4/15/2017	9		9
7.00%, 5/15/2026	8	9		8.00%, 5/15/2017	4		4
7.00%, 1/15/2027	61	72		8.00%, 6/15/2017	3		3
7.00%, 3/15/2027	35	42		8.00%, 6/15/2017	8		8
7.00%, 10/15/2027	15	18		8.00%, 2/15/2022	33		40
7.00%, 10/15/2027	3	3		8.00%, 4/15/2022	30		35
7.00%, 10/15/2027	3	3		8.00%, 12/15/2030	11		14
7.00%, 11/15/2027	54	65		9.00%, 11/15/2021	110		120
7.00%, 12/15/2027	28	34		9.50%, 4/15/2016	3		3
7.00%, 12/15/2027	2	3		9.50%, 9/15/2016	1		1
7.00%, 2/15/2028	1	1		9.50%, 11/15/2016	6		6
7.00%, 2/15/2028	1	1		9.50%, 7/15/2017	21		21
7.00%, 4/15/2028	3	3		9.50%, 10/15/2017	8		9
7.00%, 4/15/2028	22	26		9.50%, 11/15/2017	16		17
7.00%, 5/15/2028	1	1		9.50%, 9/20/2018	52		55
7.00%, 6/15/2028	170	203		9.50%, 9/15/2020	10		10
7.00%, 12/15/2028	123	147		9.50%, 12/20/2020	22		22
7.00%, 1/15/2029	65	78		9.50%, 1/20/2021	3		3
7.00%, 3/15/2029	52	62		9.50%, 2/20/2021	2		2
7.00%, 4/15/2029	92	110		9.50%, 3/20/2021	2		3
7.00%, 4/15/2029	211	252		9.50%, 8/15/2021	116		129
7.00%, 5/15/2031	17	21					$224,018
7.00%, 6/20/2031	112	135
7.00%, 7/15/2031	3	4		U.S. Treasury - 4.36%
7.00%, 9/15/2031	3	3		1.75%, 10/31/2018	21,500		22,533
7.25%, 9/15/2025	38	45		3.13%, 5/15/2021	7,000		7,957
7.50%, 4/15/2017	14	15		4.13%, 5/15/2015	8,750		9,585
7.50%, 4/15/2017	34	34		4.25%, 11/15/2013	7,000		7,292
7.50%, 4/15/2017	3	4		4.25%, 11/15/2040	11,400		14,747
7.50%, 7/15/2018	9	9		4.88%, 8/15/2016	6,000		6,980
7.50%, 12/15/2021	3	3		6.25%, 8/15/2023	10,200		14,715
7.50%, 12/15/2021	30	31					$83,809
7.50%, 2/15/2022	16	17		U.S. Treasury Strip - 0.53%
7.50%, 3/15/2022	27	28		0.00%, 11/15/2015(d),(e)	4,000		3,957

See accompanying notes

Schedule of Investments Government & High Quality Bond Fund October 31, 2012

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)

U.S. Treasury Strip (continued)
0.00%, 5/15/2020(d),(e)	$6,800	$6,176
		$10,133
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,299,014
	Maturity
REPURCHASE AGREEMENTS - 2.42%	Amount (000's)	Value(000	's)

Banks - 2.42%
Investment in Joint Trading Account; Credit	$15,389	$15,389
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $15,696,770; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	7,182	7,182
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $7,325,159; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	10,772	10,772
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $10,987,739; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	13,205	13,205
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $13,468,875; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$46,548
TOTAL REPURCHASE AGREEMENTS		$46,548
Total Investments		$1,936,276
Liabilities in Excess of Other Assets, Net - (0.76)%		$(14,547)
TOTAL NET ASSETS - 100.00%		$1,921,729

(a)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $164,686 or 8.57% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2012.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $33,012 or 1.72% of net assets.
(d) Non-Income Producing Security
(e) Security is a Principal Only Strip.

Portfolio Summary (unaudited)
Sector		Percent
Mortgage Securities		91.54%
Government		4.89%
Financial		2.42%
Asset Backed Securities		1.91%
Liabilities in Excess of Other Assets, Net		(0.76)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

COMMON STOCKS - 0.21%	Shares Held	Value (000 's)		Principal

Automobile Manufacturers - 0.21%			BONDS (continued)	Amount (000's)		Value (000 's)
New Flyer Industries Inc	1,000,000	$7,760	Banks (continued)
			CIT Group Inc
			4.75%, 2/15/2015(d)		$6,540	$6,769
Biotechnology - 0.00%
Neuro-Hitech Inc (a),(b)	250,000	—	5.00%, 8/15/2022		32,475	33,652
			6.63%, 4/1/2018(d)		11,400	12,711
Neuro-Hitech Inc - Warrants (a),(b),(c)	125,000	—
			HBOS Capital Funding No2 LP
		$—	6.07%, 6/29/2049(d),(e)		7,240	5,919
Food Service - 0.00%			LBG Capital No.1 PLC
FU JI Food and Catering Services Holdings	962,000	—	8.00%, 12/29/2049(d),(e)		18,405	17,613
Ltd (a),(b),(c)			RBS Capital Trust I
			4.71%, 12/29/2049		20,802	14,275
			RBS Capital Trust III
Semiconductors - 0.00%			5.51%, 9/29/2049		23,700	16,472
Tower Semiconductor Ltd - Warrants (a),(b)	4,047,712	40
			UBS AG/Stamford CT
			7.63%, 8/17/2022		18,725	20,193
TOTAL COMMON STOCKS		$7,800				$178,397
PREFERRED STOCKS - 0.61%	Shares Held	Value (000 's)
			Beverages - 0.31%
Banks - 0.61%			Constellation Brands Inc
Ally Financial Inc (d)	24,000	23,127
			4.63%, 3/1/2023		11,655	11,873

TOTAL PREFERRED STOCKS		$23,127
	Principal		Building Materials - 0.03%
BONDS - 83.33%	Amount (000's)	Value (000 's)	Spie BondCo 3 SCA
			11.00%, 8/15/2019(d)	EUR	700	962
Advertising - 0.23%
Griffey Intermediate Inc / Griffey Finance Sub
LLC			Chemicals - 3.77%
7.00%, 10/15/2020(d)	$8,380	$8,506	Ashland Inc
			4.75%, 8/15/2022(d)		$11,090	11,312
			Ineos Finance PLC
Aerospace & Defense - 0.30%			7.50%, 5/1/2020(d)		2,735	2,769
Air 2 US			8.38%, 2/15/2019(d)		2,500	2,625
8.63%, 10/1/2020(c),(d)	11,034	11,144	LyondellBasell Industries NV
			5.75%, 4/15/2024		27,205	31,490
Agriculture - 0.27%			6.00%, 11/15/2021		30,140	34,849
Southern States Cooperative Inc			NOVA Chemicals Corp
11.25%, 5/15/2015(d)	9,770	10,197	8.63%, 11/1/2019		8,837	10,008
			Rockwood Specialties Group Inc
			4.63%, 10/15/2020		8,180	8,425
Airlines - 0.52%			Taminco Global Chemical Corp
Northwest Airlines 1999-2 Class B Pass			9.75%, 3/31/2020(d)		37,515	40,704
Through Trust						$142,182
0.00%, 3/1/2015(a),(c)	6,873	7,397
United Airlines 2007-1 Class C Pass Through			Coal - 1.34%
Trust			Arch Coal Inc
2.98%, 7/2/2014(c),(e)	8,249	8,001	7.00%, 6/15/2019		25,555	22,680
US Airways 2001-1G Pass Through Trust			Consol Energy Inc
7.08%, 9/20/2022(c)	4,190	4,327	6.38%, 3/1/2021		6,900	6,865
		$19,725	8.00%, 4/1/2017		19,735	20,870
						$50,415
Automobile Manufacturers - 0.93%
Chrysler Group LLC / CG Co-Issuer Inc			Commercial Services - 1.80%
8.00%, 6/15/2019	22,565	24,004	BakerCorp International Inc
Jaguar Land Rover PLC			8.25%, 6/1/2019		7,210	7,210
7.75%, 5/15/2018(d)	7,845	8,355	Emergency Medical Services Corp
8.13%, 5/15/2021(d)	2,535	2,731	8.13%, 6/1/2019		7,697	8,159
		$35,090	ServiceMaster Co/TN
			7.00%, 8/15/2020(d)		20,800	21,008
Automobile Parts & Equipment - 0.20%			United Rentals North America Inc
Continental Rubber Of America Corp			6.13%, 6/15/2023		1,640	1,660
4.50%, 9/15/2019(d)	4,175	4,265	UR Merger Sub Corp
Schaeffler Finance BV			7.63%, 4/15/2022(d)		7,670	8,399
7.75%, 2/15/2017(d)	3,000	3,311	8.25%, 2/1/2021		19,295	21,321
		$7,576				$67,757

Banks - 4.73%			Computers - 2.63%
ABN Amro North American Holding Preferred			Seagate HDD Cayman
Capital Repackage Trust I			6.88%, 5/1/2020		61,180	63,780
6.52%, 12/29/2049(d),(e)	18,292	18,292	7.75%, 12/15/2018		9,698	10,522
Ally Financial Inc			Spansion LLC
5.50%, 2/15/2017	17,230	18,232	7.88%, 11/15/2017		20,110	20,010
8.00%, 3/15/2020	11,965	14,269

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Computers (continued)			Electrical Components & Equipment - 0.35%
SunGard Data Systems Inc			Cequel Communications Escrow 1 LLC /
6.63%, 11/1/2019(d),(f)	$4,960	$5,003	Cequel Communications Escrow Capital
		$99,315	Corp
			6.38%, 9/15/2020(d)		$7,395	$7,488
Consumer Products - 2.00%			Norcell Sweden Holding 2 AB
Reynolds Group Issuer Inc / Reynolds Group			10.75%, 9/29/2019(d)	EUR	4,000	5,573
Issuer LLC / Reynolds Group Issuer						$13,061
(Luxembourg) S.A.
5.75%, 10/15/2020(d)	7,325	7,398	Electronics - 0.77%
7.13%, 4/15/2019	12,995	13,840	Rexel SA
7.88%, 8/15/2019	4,690	5,088	6.13%, 12/15/2019(d)		$10,965	11,239
9.00%, 4/15/2019	15,815	16,013	Viasystems Inc
9.88%, 8/15/2019	31,533	33,031	7.88%, 5/1/2019(d)		18,220	17,810
		$75,370				$29,049

Cosmetics & Personal Care - 0.09%			Entertainment - 4.33%
Albea Beauty Holdings SA			CCM Merger Inc
8.38%, 11/1/2019(d)	3,200	3,248	9.13%, 5/1/2019(d)		8,685	8,663
			Lions Gate Entertainment Inc
			10.25%, 11/1/2016(d)		15,125	16,959
Diversified Financial Services - 4.11%			Peninsula Gaming LLC / Peninsula Gaming
Aircastle Ltd			Corp
7.63%, 4/15/2020	8,050	8,895	8.38%, 8/15/2015		18,280	19,080
9.75%, 8/1/2018	18,155	20,538
Credit Acceptance Corp			10.75%, 8/15/2017		18,050	20,329
			Regal Entertainment Group
9.13%, 2/1/2017	24,940	27,372	9.13%, 8/15/2018		13,440	14,918
DVI Inc
0.00%, 2/1/2004(a),(b),(c)	8,575	643	WMG Acquisition Corp
			6.00%, 1/15/2021(d),(f)		7,355	7,373
0.00%, 2/1/2004(a),(b),(c)	6,850	514
			6.25%, 1/15/2021(c)	EUR	9,700	12,573
Icahn Enterprises LP / Icahn Enterprises
Finance Corp			9.50%, 6/15/2016		$5,705	6,268
8.00%, 1/15/2018	16,630	17,877	9.50%, 6/15/2016		13,410	14,768

8.00%, 1/15/2018 (d)	3,725	4,004	11.50%, 10/1/2018		27,245	30,719
ILFC E-Capital Trust II			WMG Holdings Corp
6.25%, 12/21/2065(d),(e)	6,260	5,196	13.75%, 10/1/2019		10,235	11,668
International Lease Finance Corp						$163,318
6.25%, 5/15/2019	14,540	15,670	Environmental Control - 0.41%
8.62%, 9/15/2015(e)	9,690	10,911	ADS Waste Holdings Inc
Serta Simmons Holdings LLC			8.25%, 10/1/2020(d)		15,050	15,577
8.13%, 10/1/2020(d)	11,870	11,974
Springleaf Finance Corp
6.90%, 12/15/2017	17,010	14,969	Food - 0.32%
SquareTwo Financial Corp			Agrokor DD
			8.88%, 2/1/2020(d)		2,485	2,572
11.63%, 4/1/2017	16,825	15,185
TRAINS HY-1-2006			Pinnacle Foods Finance LLC / Pinnacle Foods
7.22%, 5/1/2016(d),(e)	1,230	1,205	Finance Corp
		$154,953	9.25%, 4/1/2015		9,312	9,510
						$12,082
Electric - 2.92%
Edison Mission Energy			Forest Products & Paper - 1.49%
7.00%, 5/15/2017	15,392	7,427	Boise Cascade LLC/Boise Cascade Finance
Elwood Energy LLC			Corp
			6.38%, 11/1/2020(d)		5,715	5,801
8.16%, 7/5/2026	8,940	9,152
Energy Future Holdings Corp			Sappi Papier Holding GmbH
			7.50%, 6/15/2032(d)		17,625	15,025
9.75%, 10/15/2019	10,621	10,993	7.75%, 7/15/2017(d)		5,000	5,312
10.00%, 1/15/2020(e)	5,175	5,499
			8.38%, 6/15/2019(d)		13,775	14,533
Energy Future Intermediate Holding Co LLC
9.75%, 10/15/2019	3,829	3,963	Smurfit Kappa Acquisitions
			4.88%, 9/15/2018(d)		5,885	5,885
Energy Future Intermediate Holding Co LLC /
EFIH Finance Inc			Verso Paper Holdings LLC / Verso Paper Inc
			11.75%, 1/15/2019(d)		9,340	9,807
11.75%, 3/1/2022(d)	6,000	5,865
Indiantown Cogeneration LP						$56,363
9.77%, 12/15/2020	6,133	6,452	Healthcare - Products - 1.82%
Mirant Mid Atlantic Pass Through Trust C			Angiotech Pharmaceuticals Inc
10.06%, 12/30/2028	31,010	34,730	5.00%, 12/1/2013(e)		2,332	2,332
NRG Energy Inc			9.00%, 12/1/2016		31,963	32,283
6.63%, 3/15/2023(d)	5,765	5,938	Kinetic Concepts Inc / KCI USA Inc
8.25%, 9/1/2020	18,225	20,093	10.50%, 11/1/2018(d)		11,975	12,753
		$110,112	Universal Hospital Services Inc
			7.63%, 8/15/2020(d)		20,690	21,466
						$68,834

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Healthcare - Services - 5.15%				Media (continued)
Centene Corp				DISH DBS Corp
5.75%, 6/1/2017		$12,093	$13,000	5.88%, 7/15/2022		$36,080	$37,884
Fresenius Medical Care US Finance II Inc				6.75%, 6/1/2021		40,955	45,614
5.88%, 1/31/2022(d)		7,825	8,324	7.88%, 9/1/2019		28,160	33,017
Fresenius Medical Care US Finance Inc				Nara Cable Funding Ltd
6.50%, 9/15/2018(d)		4,895	5,482	8.88%, 12/1/2018(d)		7,970	7,532
HCA Inc				TVN Finance Corp II AB
4.75%, 5/1/2023		16,330	16,330	10.75%, 11/15/2017(d)	EUR	3,485	4,907
7.25%, 9/15/2020		29,885	33,060	Unitymedia Hessen GmbH & Co KG /
7.50%, 11/6/2033		6,000	5,940	Unitymedia NRW GmbH
8.50%, 4/15/2019		30,440	34,207	5.50%, 9/15/2022(d)		3,900	4,973
MultiPlan Inc				8.13%, 12/1/2017(d)		$16,305	17,609
9.88%, 9/1/2018(d)		40,210	44,231	Univision Communications Inc
Radnet Management Inc				6.75%, 9/15/2022(d)		7,000	7,000
10.38%, 4/1/2018		20,859	20,963	6.88%, 5/15/2019(d)		8,735	8,931
Tenet Healthcare Corp				7.88%, 11/1/2020(d)		1,485	1,574
6.75%, 2/1/2020(d)		12,735	12,656	8.50%, 5/15/2021(d)		16,620	16,703
			$194,193	WideOpenWest Finance LLC /
				WideOpenWest Capital Corp
Holding Companies - Diversified - 0.33%				13.38%, 10/15/2019(d)		24,985	25,797
Alphabet Holding Co Inc							$277,610
7.75%, 11/1/2017(d)		7,445	7,510
Polish Television Holding BV				Mining - 0.87%
11.25%, 5/15/2017(d),(e)	EUR	3,745	5,073	FMG Resources August 2006 Pty Ltd
			$12,583	6.88%, 2/1/2018(d)		11,350	10,981
				8.25%, 11/1/2019(d)		14,720	14,720
Insurance - 1.01%				Midwest Vanadium Pty Ltd
CNO Financial Group Inc				11.50%, 2/15/2018(d)		12,060	7,236
6.38%, 10/1/2020(d)		$5,770	5,972
Liberty Mutual Group Inc							$32,937
7.00%, 3/15/2037(d),(e)		20,172	19,970	Oil & Gas - 8.52%
XL Group PLC				Antero Resources Finance Corp
6.50%, 12/31/2049(e)		13,292	12,328	7.25%, 8/1/2019		11,730	12,668
			$38,270	Carrizo Oil & Gas Inc
				7.50%, 9/15/2020		8,280	8,446
Internet - 1.19%				8.63%, 10/15/2018		17,745	19,120
Open Solutions Inc				Chaparral Energy Inc
9.75%, 2/1/2015(d)		19,615	16,673
				7.63%, 11/15/2022(d)		4,685	4,954
Zayo Group LLC / Zayo Capital Inc				9.88%, 10/1/2020		17,705	20,139
10.13%, 7/1/2020		25,370	28,351	Chesapeake Energy Corp
			$45,024	6.13%, 2/15/2021		14,055	14,231
Iron & Steel - 0.31%				Concho Resources Inc
AK Steel Corp				5.50%, 10/1/2022		6,200	6,495
8.38%, 4/1/2022		13,995	11,826	7.00%, 1/15/2021		10,270	11,400
				EP Energy LLC / EP Energy Finance Inc
				6.88%, 5/1/2019(d)		6,615	7,144
Lodging - 2.05%				9.38%, 5/1/2020(d)		20,325	22,459
Boyd Acquisition Sub LLC/Boyd Acquisition				EP Energy LLC / Everest Acquisition Finance
Finance Corp				Inc
8.38%, 2/15/2018(d)		16,680	17,055	7.75%, 9/1/2022(d)		4,110	4,254
Caesars Entertainment Operating Co Inc				Halcon Resources Corp
11.25%, 6/1/2017		12,600	13,640	8.88%, 5/15/2021(d),(f)		5,870	5,951
MGM Resorts International				Hilcorp Energy I LP / Hilcorp Finance Co
8.63%, 2/1/2019(d)		15,400	16,651	7.63%, 4/15/2021(d)		2,040	2,224
9.00%, 3/15/2020		8,295	9,249	8.00%, 2/15/2020(d)		20,990	22,984
10.00%, 11/1/2016		18,060	20,588	Kodiak Oil & Gas Corp
			$77,183	8.13%, 12/1/2019(d)		17,265	18,819
Media - 7.36%				Linn Energy LLC / Linn Energy Finance
Cablevision Systems Corp				Corp
8.00%, 4/15/2020		14,880	16,703	7.75%, 2/1/2021		8,650	9,234
Cequel Communications Holdings I LLC /				Offshore Group Investment Ltd
				7.50%, 11/1/2019(d)		16,190	15,947
Cequel Capital Corp
8.63%, 11/15/2017(d)		3,760	4,023	PDC Energy Inc
				7.75%, 10/15/2022(d)		16,365	16,651
Clear Channel Worldwide Holdings Inc
7.63%, 3/15/2020		14,170	13,497	12.00%, 2/15/2018		18,410	20,124
CSC Holdings LLC				Plains Exploration & Production Co
6.75%, 11/15/2021(d)		4,685	5,212	6.50%, 11/15/2020		12,665	12,665
Cumulus Media Holdings Inc				6.88%, 2/15/2023		13,965	13,948
7.75%, 5/1/2019		27,247	26,634	Precision Drilling Corp
				6.63%, 11/15/2020		10,320	11,042

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Oil & Gas (continued)			Retail (continued)
SandRidge Energy Inc			Suburban Propane Partners LP/Suburban
7.50%, 2/15/2023(d)	$9,980	$10,329	Energy Finance Corp
Seadrill Ltd			7.38%, 3/15/2020		$11,525	$12,216
5.63%, 9/15/2017(d)	30,370	30,370				$69,626

		$321,598	Savings & Loans - 0.00%
Oil & Gas Services - 0.30%			Washington Mutual Bank / Henderson NV
Cie Generale de Geophysique - Veritas			0.00%, 10/31/2008(a),(c)		3,500	—
9.50%, 5/15/2016	10,610	11,459	0.00%, 1/15/2013(a),(c)		3,000	—
			0.00%, 1/15/2015(a),(c),(e)		2,000	—

Packaging & Containers - 1.08%						$—
ARD Finance SA			Semiconductors - 0.42%
11.13%, PIK 11.13%, 6/1/2018(d),(g)	2,573	2,650	Jazz Technologies Inc
Ardagh Packaging Finance PLC / Ardagh MP			8.00%, 6/30/2015(d)		1	1
Holdings USA Inc			8.00%, 6/30/2015		20,487	16,031
7.38%, 10/15/2017(d)	3,000	3,221				$16,032
Crown Cork & Seal Co Inc
7.38%, 12/15/2026	16,654	18,194	Sovereign - 0.29%
Exopack Holding Corp			Mexican Bonos
			8.00%, 12/19/2013(e)	MXN	138,474	10,945
10.00%, 6/1/2018	18,030	16,678
		$40,743

Pharmaceuticals - 0.49%			Telecommunications - 9.07%
Endo Health Solutions Inc			Clearwire Communications LLC/Clearwire
7.25%, 1/15/2022	11,830	12,776	Finance Inc
			12.00%, 12/1/2015(d)		$13,650	14,537
Sky Growth Acquisition Corp
7.38%, 10/15/2020(d)	5,795	5,766	Digicel Group Ltd
			8.25%, 9/30/2020(d)		5,485	5,910
		$18,542	10.50%, 4/15/2018(d)		12,250	13,536
Pipelines - 3.97%			Digicel Ltd
Access Midstream Partners LP / ACMP			8.25%, 9/1/2017(d)		4,200	4,515
Finance Corp			12.00%, 4/1/2014(d)		10,800	11,934
5.88%, 4/15/2021	5,592	5,816	Eileme 2 AB
El Paso LLC			11.63%, 1/31/2020(d)		13,650	15,339
7.75%, 1/15/2032	16,481	19,668	Goodman Networks Inc
Energy Transfer Equity LP			12.13%, 7/1/2018(d)		5,175	5,680
7.50%, 10/15/2020	9,390	10,681	Intelsat Jackson Holdings SA
Enterprise Products Operating LLC			7.25%, 10/15/2020		18,335	19,481
8.38%, 8/1/2066	45,380	51,733	7.25%, 10/15/2020(d)		6,165	6,535
MarkWest Energy Partners LP / MarkWest			Intelsat Luxembourg SA
Energy Finance Corp			11.50%, 2/4/2017		10,959	11,534
5.50%, 2/15/2023	4,155	4,363	11.25%, 2/4/2017		35,200	36,960
6.25%, 6/15/2022	15,650	16,941	Level 3 Communications Inc
6.50%, 8/15/2021	22,500	24,356	11.88%, 2/1/2019		11,823	13,448
NGPL PipeCo LLC			Level 3 Financing Inc
9.63%, 6/1/2019(d)	12,120	13,938	8.13%, 7/1/2019		12,535	13,381
Regency Energy Partners LP / Regency			10.00%, 2/1/2018		12,280	13,692
Energy Finance Corp			NII Capital Corp
5.50%, 4/15/2023	2,135	2,221	7.63%, 4/1/2021		21,115	16,681
		$149,717	Sprint Nextel Corp
			7.00%, 3/1/2020(d)		7,965	9,239
REITS - 0.24%			7.00%, 8/15/2020		32,870	36,075
iStar Financial Inc			9.00%, 11/15/2018(d)		18,335	22,644
9.00%, 6/1/2017	8,295	8,979	9.13%, 3/1/2017		8,165	9,594
			UPC Holding BV
Retail - 1.84%			6.38%, 9/15/2022(d)	EUR	1,850	2,341
AmeriGas Finance LLC/AmeriGas Finance			UPCB Finance III Ltd
Corp			6.63%, 7/1/2020(d)		$6,500	6,955
7.00%, 5/20/2022	23,665	25,706	UPCB Finance V Ltd
Claire's Stores Inc			7.25%, 11/15/2021(d)		6,475	7,123
9.00%, 3/15/2019(d)	12,410	12,953	Virgin Media Finance PLC
Dufry Finance SCA			4.88%, 2/15/2022		1,980	2,000
5.50%, 10/15/2020(d)	1,700	1,730	5.25%, 2/15/2022		3,170	3,313
Penske Automotive Group Inc			9.50%, 8/15/2016		7,410	8,270
5.75%, 10/1/2022(d)	4,140	4,218	Wind Acquisition Finance SA
Petco Holdings Inc			7.25%, 2/15/2018(d)		9,450	9,166
8.50%, PIK 9.25%, 10/15/2017(d),(g)	12,755	12,803	11.75%, 7/15/2017(d)		5,147	5,018
			Wind Acquisition Holdings Finance SA
			12.25%, PIK 12.25%, 7/15/2017(d),(g)		20,599	17,509
						$342,410

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

	Principal			SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)		Value (000 's)	(continued)	Amount (000's)	Value (000 's)

Transportation - 3.17%				Electric - 0.98%
Kansas City Southern de Mexico SA de CV				Dynegy Power LLC, Term Loan
6.13%, 6/15/2021		$18,164	$20,298	9.25%, 8/5/2016(e)	$11,670	$12,136
Navios Maritime Acquisition Corp / Navios				Texas Competitive Electric Holdings Co LLC,
Acquisition Finance US Inc				Term Loan NON-EXT
8.63%, 11/1/2017		15,040	14,175	3.75%, 10/10/2014(e)	36,433	24,714
Navios Maritime Holdings Inc / Navios						$36,850
Maritime Finance US Inc
8.88%, 11/1/2017		15,385	15,770	Entertainment - 1.12%
PHI Inc				CCM Merger Inc, Term Loan B
				6.00%, 2/1/2017(e)	20,080	20,281
8.63%, 10/15/2018		7,420	7,828
Ship Finance International Ltd				Peninsula Gaming LLC, Term Loan B
				0.00%, 8/3/2017(e),(h)	12,305	12,436
8.50%, 12/15/2013		23,944	23,974
Swift Services Holdings Inc				WMG Acquisition Corp, Term Loan B
				0.00%, 10/25/2018(e),(h)	9,420	9,443
10.00%, 11/15/2018		35,155	37,704
			$119,749			$42,160
TOTAL BONDS			$3,144,532	Environmental Control - 0.71%
	Principal			ADS Waste Holdings Inc, Term Loan B
CONVERTIBLE BONDS - 0.09%	Amount (000's)		Value (000 's)	0.00%, 9/25/2019(e),(h)	4,600	4,641
				Advanced Disposal Services Inc, Bridge
Food Service - 0.09%				Loan
FU JI Food and Catering Services Holdings				0.00%, 8/17/2013(c),(e),(h),(i)	22,100	22,100
Ltd
0.00%, 10/26/2009(a),(b),(c)	CNY	245,000	3,143			$26,741
0.00%, 11/9/2009(a),(c)	HKD	46,500	480	Food - 0.11%
			$3,623	Pinnacle Foods Finance LLC / Pinnacle Foods
TOTAL CONVERTIBLE BONDS			$3,623	Finance Corp, Term Loan D-NEW
SENIOR FLOATING RATE INTERESTS -	Principal			4.75%, 9/29/2018(e)	4,145	4,155
14.40%	Amount (000's)		Value (000 's)

Advertising - 0.19%				Forest Products & Paper - 0.41%
Getty Images Inc, Term Loan B				Exopack LLC, Term Loan B
0.00%, 10/3/2019(e),(h)		$7,115	$7,130	6.50%, 5/6/2017(e)	4,952	4,953
				NewPage Corp, DIP Term Loan
				8.00%, 3/8/2013(e)	10,365	10,382
Automobile Manufacturers - 0.11%						$15,335
Chrysler Group LLC, Term Loan B
0.00%, 5/24/2017(e),(h)		4,185	4,271	Healthcare - Products - 0.82%
				BSN Medical GmbH & Co KG, Term Loan
				B1
Automobile Parts & Equipment - 0.43%				0.00%, 7/15/2019(e),(h)	4,150	4,155
HHI Holdings LLC, Term Loan
0.00%, 10/3/2018(e),(h)		8,135	8,101	Hologic Inc, Term Loan B
				4.50%, 4/29/2019(e)	18,524	18,719
Schaeffler AG, Term Loan C2
6.00%, 2/14/2017(e)		8,045	8,124	Kinetic Concepts Inc, Term Loan B1
				7.00%, 4/20/2018(e)	8,064	8,154
			$16,225			$31,028
Beverages - 0.84%
Constellation Brands Inc, Bridge Loan A				Healthcare - Services - 0.24%
0.00%, 6/28/2020(c),(e),(h),(i)		31,550	31,550	MultiPlan Inc, Term Loan B
				4.75%, 8/26/2017(e)	9,104	9,134

Chemicals - 1.88%
AZ Chem US Inc, Term Loan B				Insurance - 1.41%
7.25%, 12/6/2017(e)		8,570	8,667	Asurion LLC, Term Loan
				9.00%, 5/10/2019(e)	9,550	9,863
Georgia Gulf Corp, Bridge Loan
0.00%, 8/20/2013(c),(e),(h),(i)		48,500	48,500	Asurion LLC, Term Loan B
				5.50%, 5/10/2018(e)	17,095	17,202
Ineos US Finance LLC, Term Loan
6.50%, 4/27/2018(e)		10,418	10,554	CNO Financial Group Inc, Term Loan B2
				0.00%, 9/20/2016(e),(h)	6,625	6,633
Taminco Global Chemical Corp, Term Loan
0.00%, 2/15/2019(e),(h)		3,060	3,089	Lone Star Intermediate Super Holdings LLC,
				Term Loan
			$70,810	11.00%, 8/7/2019(e)	18,290	19,433
Coal - 0.25%						$53,131
Patriot Coal Corp, DIP Term Loan
9.25%, 12/9/2013(e)		9,440	9,452	Internet - 0.74%
				Open Solutions Inc, Term Loan B
				2.58%, 1/23/2014(e)	17,541	16,876
Computers - 0.36%				Zayo Group LLC, Term Loan B
CompuCom Systems Inc, Term Loan				7.13%, 3/18/2019(e)	11,222	11,261
6.50%, 10/2/2018(e)		9,680	9,652			$28,137
10.25%, 10/2/2019(e)		4,055	3,989
			$13,641

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2012

SENIOR FLOATING RATE INTERESTS	Principal			Maturity
(continued)	Amount (000's)	Value (000 's)	REPURCHASE AGREEMENTS - 5.46%	Amount (000's)	Value (000 's)

Lodging - 0.85%			Banks - 5.46%
Caesars Entertainment Operating Co Inc, Term			Investment in Joint Trading Account; Credit	$68,107	$68,106
Loan B6			Suisse Repurchase Agreement; 0.25%
5.46%, 1/28/2018(e)	$35,826	$32,069	dated 10/31/2012 maturing 11/1/2012
			(collateralized by US Government
			Securities; $69,468,658; 0.00%; dated
Media - 0.83%			05/15/15 - 08/15/37)
Cequel Communications Holdings, Bridge			Investment in Joint Trading Account; Deutsche	31,783	31,783
Loan
0.00%, 7/24/2013(c),(e),(h),(i)	13,230	13,230	Bank Repurchase Agreement; 0.32% dated
			10/31/2012 maturing 11/1/2012
Cumulus Media Holdings Inc, Term Loan
7.50%, 1/14/2019(e)	3,200	3,236	(collateralized by US Government
Univision Communications Inc, Term Loan			Securities; $32,418,707; 0.28% - 2.50%;
			dated 11/04/13 - 10/17/19)

EXT 4.46%, 3/31/2017(e)	8,129	7,941	Investment in Joint Trading Account; JP	47,675	47,675
WideOpenWest Finance LLC, Term Loan			Morgan Repurchase Agreement; 0.25%
6.25%, 7/12/2018(e)	7,022	7,080	dated 10/31/2012 maturing 11/1/2012
			(collateralized by US Government
		$31,487	Securities; $48,628,060; 3.50% - 11.25%;
Mining - 0.12%			dated 02/15/15 - 11/15/39)
FMG Resources August 2006 Pty Ltd, Term			Investment in Joint Trading Account; Merrill	58,440	58,440
Loan B			Lynch Repurchase Agreement; 0.23%
0.00%, 10/12/2017(e),(h)	4,740	4,714	dated 10/31/2012 maturing 11/1/2012
			(collateralized by US Government
			Securities; $59,608,739; 0.00% - 9.38%;
Oil & Gas - 0.61%			dated 01/15/13 - 07/15/32)
Chesapeake Energy Corp, Term Loan					$206,004
8.50%, 12/1/2017(e)	2,173	2,175
EP Energy LLC, Term Loan			TOTAL REPURCHASE AGREEMENTS		$206,004
5.00%, 4/24/2018(e)	1,095	1,101	Total Investments		$3,928,525
Plains Exploration & Production Co, Bridge			Liabilities in Excess of Other Assets, Net - (4.10)%		$(154,879)
Loan			TOTAL NET ASSETS - 100.00%		$3,773,646
0.00%, 9/4/2013(c),(e),(h),(i)	17,700	17,700
Plains Exploration & Production Co, Term			(a) Non-Income Producing Security
Loan B			(b) Security is Illiquid
0.00%, 10/15/2019(e),(h)	2,055	2,063
			(c)		Market value is determined in accordance with procedures established in
		$23,039	good faith by the Board of Directors. At the end of the period, the value of
Pharmaceuticals - 0.27%			these securities totaled $181,302 or 4.80% of net assets.
Par Pharmaceutical Cos Inc, Term Loan B			(d)		Security exempt from registration under Rule 144A of the Securities Act of
5.00%, 9/18/2019(e)	10,320	10,286	1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. Unless otherwise
			indicated, these securities are not considered illiquid. At the end of the
Pipelines - 0.45%			period, the value of these securities totaled $1,128,528 or 29.91% of net
NGPL PipeCo LLC, Term Loan B			assets.
6.75%, 5/4/2017(e)	16,610	16,928
			(e)	Variable Rate. Rate shown is in effect at October 31, 2012.
			(f) Security purchased on a when-issued basis.
REITS - 0.10%			(g)		Payment in kind; the issuer has the option of paying additional securities
iStar Financial Inc, Term Loan A2			in lieu of cash.
5.25%, 6/30/2014(e)	787	785	(h)		This Senior Floating Rate Note will settle after October 31, 2012, at which
7.00%, 6/30/2014(e)	2,890	2,883	time the interest rate will be determined.
			(i)		All or a portion of the loan is unfunded. See Notes to Financial Statements
			for additional information.
Retail - 0.18%
AOT Bedding Super Holdings LLC, Term
Loan B
5.00%, 9/19/2019(e)	6,715	6,708	Portfolio Summary (unaudited)
			Sector		Percent
			Communications		20.00%
Telecommunications - 0.39%			Financial		17.67%
Intelsat Jackson Holdings SA, Term Loan			Energy		15.44%
3.21%, 2/1/2014(e)	10,500	10,368
			Consumer, Non-cyclical		14.53%
UPC Financing Partnership, Term Loan AB			Consumer, Cyclical		12.86%
4.75%, 12/31/2017(e)	4,420	4,422
			Basic Materials		8.85%
		$14,790	Industrial		6.82%
TOTAL SENIOR FLOATING RATE INTERESTS		$543,439	Utilities		3.90%
			Technology		3.41%
			Diversified		0.33%
			Government		0.29%
			Liabilities in Excess of Other Assets, Net		(4.10)%
			TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

COMMON STOCKS - 0.00%	Shares Held	Value (000 's)				Principal

Diversified Financial Services - 0.00%					BONDS (continued)	Amount (000's)	Value (000 's)
Adelphia Recovery Trust (a),(b),(c)	658,740		$10		Biotechnology - 1.50%
					Amgen Inc
Transportation - 0.00%					3.63%, 5/15/2022	$4,500	$4,837

Trailer Bridge Inc (a),(c)	7,120		—		3.88%, 11/15/2021	13,000	14,287
					Gilead Sciences Inc
					4.40%, 12/1/2021	14,000	16,183
TOTAL COMMON STOCKS			$10				$35,307
	Principal
BONDS - 66.07%	Amount (000's)	Value	(000	's)	Chemicals - 0.50%
					Airgas Inc
Aerospace & Defense - 0.77%					4.50%, 9/15/2014	5,000	5,304
Lockheed Martin Corp					7.13%, 10/1/2018	6,000	6,444
3.35%, 9/15/2021	$2,000		$2,124				$11,748
5.50%, 11/15/2039	8,000		9,709
5.72%, 6/1/2040	3,795		4,794		Commercial Services - 1.79%
Lockheed Martin Tactical Systems Inc					Ceridian Corp
7.63%, 6/15/2025	1,000		1,375		11.25%, 11/15/2015(d)	20,000	19,500
			$18,002		ERAC USA Finance LLC
					3.30%, 10/15/2022(e)	2,000	2,019
Automobile Parts & Equipment - 0.65%					4.50%, 8/16/2021(e)	6,000	6,600
Accuride Corp					6.38%, 10/15/2017(e)	4,000	4,880
9.50%, 8/1/2018	15,500		15,287		7.00%, 10/15/2037(e)	7,000	9,122
							$42,121
Banks - 8.69%
Bank of America Corp					Diversified Financial Services - 4.08%
5.42%, 3/15/2017	5,000		5,426		American Honda Finance Corp
					1.50%, 9/11/2017(e)	5,000	5,036
8.00%, 12/29/2049(d)	4,000		4,455
					3.80%, 9/20/2021(e)	10,000	10,809
8.13%, 12/29/2049(d)	10,000		11,318
Citigroup Inc					DVI Inc
					0.00%, 2/1/2004(a),(b),(c)	8,125	609
3.95%, 6/15/2016	3,000		3,242		0.00%, 2/1/2004(a),(b),(c)	400	30
4.50%, 1/14/2022	4,000		4,416
5.85%, 8/2/2016	12,000		13,767		Ford Motor Credit Co LLC
Goldman Sachs Group Inc/The					3.98%, 6/15/2016	20,000	21,198
3.63%, 2/7/2016	5,000		5,293		General Electric Capital Corp
5.25%, 7/27/2021	10,000		11,173		4.65%, 10/17/2021	9,000	10,184
5.35%, 1/15/2016	2,000		2,219		5.30%, 2/11/2021	2,000	2,327
ING Bank NV					International Lease Finance Corp
3.75%, 3/7/2017(e)	5,000		5,294		8.63%, 1/15/2022	3,000	3,626
					8.75%, 3/15/2017(d)	13,000	15,179
4.00%, 3/15/2016(e)	7,000		7,426
5.00%, 6/9/2021(e)	9,000		10,164		Jefferies Group Inc
JP Morgan Chase & Co					5.13%, 4/13/2018	5,000	5,138
3.25%, 9/23/2022	5,000		5,125		6.25%, 1/15/2036	9,000	9,045
5.13%, 9/15/2014	12,000		12,822		8.50%, 7/15/2019	4,000	4,680
7.90%, 4/29/2049(d)	5,000		5,759		Merrill Lynch & Co Inc
Morgan Stanley					5.00%, 1/15/2015	3,000	3,223
3.80%, 4/29/2016	4,000		4,161		6.50%, 7/15/2018	2,000	2,354
4.75%, 4/1/2014	5,000		5,187		6.75%, 6/1/2028	2,000	2,461
4.88%, 11/1/2022	2,000		2,022				$95,899
5.50%, 7/28/2021	5,000		5,557		Electric - 7.71%
6.25%, 8/9/2026	7,000		8,085		Dominion Resources Inc/VA
PNC Financial Services Group Inc					5.00%, 3/15/2013	10,000	10,164
6.75%, 8/1/2049(d)	18,000		20,757		Exelon Generation Co LLC
US Bancorp					6.20%, 10/1/2017	9,000	10,728
1.65%, 5/15/2017	9,000		9,200		6.25%, 10/1/2039	3,000	3,636
3.00%, 3/15/2022	2,000		2,120		GenOn Americas Generation LLC
4.13%, 5/24/2021	3,000		3,467		8.50%, 10/1/2021	12,500	13,625
US Bank NA/Cincinnati OH					GenOn Energy Inc
4.95%, 10/30/2014	6,000		6,483		9.88%, 10/15/2020	6,500	7,296
Wells Fargo & Co					LG&E and KU Energy LLC
4.63%, 4/15/2014	11,000		11,571		3.75%, 11/15/2020	5,000	5,180
7.98%, 3/29/2049(d)	15,000		17,738		4.38%, 10/1/2021	5,000	5,519
			$204,247		Metropolitan Edison Co
Beverages - 1.36%					4.95%, 3/15/2013	7,000	7,106
Anheuser-Busch InBev Worldwide Inc					Nisource Finance Corp
2.50%, 7/15/2022	9,000		9,151		3.85%, 2/15/2023	2,000	2,117
7.75%, 1/15/2019	10,000		13,566		5.25%, 9/15/2017	2,000	2,305
Innovation Ventures LLC / Innovation					5.40%, 7/15/2014	5,000	5,340
Ventures Finance Corp					6.13%, 3/1/2022	5,000	6,154
9.50%, 8/15/2019(e)	9,750		9,323		6.15%, 3/1/2013	5,000	5,084
			$32,040		Ohio Edison Co
					5.45%, 5/1/2015	5,000	5,464

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Electric (continued)			Insurance (continued)
Ohio Edison Co (continued)			Farmers Insurance Exchange
6.88%, 7/15/2036	$6,000	$8,134	6.00%, 8/1/2014(e)	$6,000	$6,390
Oncor Electric Delivery Co LLC			Fidelity National Financial Inc
7.00%, 9/1/2022	17,000	21,606	5.50%, 9/1/2022	5,000	5,512
PacifiCorp			6.60%, 5/15/2017	12,000	13,494
4.95%, 8/15/2014	5,000	5,348	Prudential Financial Inc
5.25%, 6/15/2035	5,000	6,124	4.50%, 11/16/2021	2,000	2,238
6.25%, 10/15/2037	2,000	2,816	5.38%, 6/21/2020	2,000	2,345
PPL Energy Supply LLC			7.38%, 6/15/2019	4,000	5,138
4.60%, 12/15/2021	6,000	6,567	8.88%, 6/15/2049(d)	12,000	14,820
6.50%, 5/1/2018	3,000	3,559			$63,161
Southwestern Electric Power Co
3.55%, 2/15/2022	12,000	12,694	Iron & Steel - 1.42%
5.38%, 4/15/2015	6,500	6,992	Allegheny Technologies Inc
Tucson Electric Power Co			5.95%, 1/15/2021	16,000	17,916
3.85%, 3/15/2023	14,000	14,256	ArcelorMittal
			5.75%, 3/1/2021(d)	16,000	15,449
5.15%, 11/15/2021	3,000	3,359
		$181,173			$33,365

Entertainment - 0.61%			Leisure Products & Services - 1.13%
Peninsula Gaming LLC / Peninsula Gaming			Royal Caribbean Cruises Ltd
Corp			6.88%, 12/1/2013	6,000	6,300
10.75%, 8/15/2017	12,750	14,360	7.25%, 3/15/2018	5,000	5,569
			Seven Seas Cruises S de RL LLC
			9.13%, 5/15/2019	14,000	14,542
Environmental Control - 0.98%					$26,411
ADS Waste Holdings Inc
8.25%, 10/1/2020(e)	500	517	Lodging - 1.27%
Republic Services Inc			Boyd Gaming Corp
3.55%, 6/1/2022	6,000	6,357	9.13%, 12/1/2018	17,000	17,553
3.80%, 5/15/2018	2,000	2,213	MGM Resorts International
5.00%, 3/1/2020	12,000	13,921	13.00%, 11/15/2013	10,000	11,150
		$23,008	11.13%, 11/15/2017	1,000	1,102
					$29,805
Food - 0.29%
Ingredion Inc			Media - 2.50%
4.63%, 11/1/2020	6,000	6,694	Comcast Corp
			3.13%, 7/15/2022	2,000	2,102
			5.15%, 3/1/2020	2,000	2,422
Forest Products & Paper - 0.54%			6.45%, 3/15/2037	7,000	9,215
Plum Creek Timberlands LP			6.95%, 8/15/2037	3,000	4,168
4.70%, 3/15/2021	12,000	12,735	Historic TW Inc
			9.15%, 2/1/2023	5,260	7,519
Gas - 0.79%			News America Inc
Sempra Energy			4.50%, 2/15/2021	5,000	5,713
2.30%, 4/1/2017	9,000	9,398	6.40%, 12/15/2035	8,000	10,259
6.00%, 2/1/2013	9,000	9,117	Time Warner Cable Inc
		$18,515	4.00%, 9/1/2021	2,000	2,222
			4.13%, 2/15/2021	2,000	2,231
Healthcare - Services - 2.00%			5.00%, 2/1/2020	2,000	2,354
Alliance HealthCare Services Inc			6.55%, 5/1/2037	6,000	7,810
8.00%, 12/1/2016	22,000	18,920	7.30%, 7/1/2038	2,000	2,795
HCA Inc					$58,810
5.88%, 5/1/2023	1,750	1,768
7.50%, 2/15/2022	3,000	3,352	Mining - 0.84%
7.50%, 11/6/2033	1,700	1,683	Xstrata Canada Corp
HealthSouth Corp			6.00%, 10/15/2015	12,000	13,391
7.25%, 10/1/2018	1,800	1,944	Xstrata Finance Canada Ltd
			4.00%, 10/25/2022(e)	2,000	2,009
7.75%, 9/15/2022	5,436	5,952	4.95%, 11/15/2021(e)	4,000	4,306
MultiPlan Inc
9.88%, 9/1/2018(e)	6,000	6,600			$19,706
Tenet Healthcare Corp			Oil & Gas - 4.89%
10.00%, 5/1/2018	6,000	6,840	BG Energy Capital PLC
		$47,059	2.88%, 10/15/2016(e)	2,000	2,130
			4.00%, 10/15/2021(e)	11,500	12,908
Insurance - 2.69%
Aspen Insurance Holdings Ltd			BP Capital Markets PLC
6.00%, 8/15/2014	2,500	2,679	3.25%, 5/6/2022	4,000	4,291
6.00%, 12/15/2020	4,500	4,949	4.75%, 3/10/2019	14,000	16,461
Berkshire Hathaway Inc			Nabors Industries Inc
3.75%, 8/15/2021	5,000	5,596	5.00%, 9/15/2020	14,000	15,599

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Oil & Gas (continued)			REITS (continued)
Petrobras International Finance Co - Pifco			Duke Realty LP
5.38%, 1/27/2021	$3,000	$3,402	3.88%, 10/15/2022	$1,000	$1,041
Petro-Canada			4.38%, 6/15/2022	4,000	4,299
4.00%, 7/15/2013	3,000	3,070	8.25%, 8/15/2019	13,000	16,827
9.25%, 10/15/2021	8,500	12,360	HCP Inc
Phillips 66			3.75%, 2/1/2019	5,000	5,307
4.30%, 4/1/2022(e)	9,000	10,120	5.38%, 2/1/2021	3,000	3,472
Rowan Cos Inc			6.00%, 3/1/2015	1,750	1,917
4.88%, 6/1/2022	6,000	6,633	7.07%, 6/8/2015	2,250	2,522
5.00%, 9/1/2017	14,000	15,350	Health Care REIT Inc
Tesoro Corp			4.95%, 1/15/2021	3,000	3,326
5.38%, 10/1/2022	750	782	6.00%, 11/15/2013	8,000	8,377
W&T Offshore Inc			6.13%, 4/15/2020	2,000	2,354
8.50%, 6/15/2019(e)	3,750	3,947	6.20%, 6/1/2016	3,000	3,442
XTO Energy Inc			Healthcare Realty Trust Inc
6.75%, 8/1/2037	5,000	7,850	5.13%, 4/1/2014	2,000	2,102
		$114,903	5.75%, 1/15/2021	4,000	4,504
			6.50%, 1/17/2017	12,500	14,312
Oil & Gas Services - 1.06%			Hospitality Properties Trust
Schlumberger Investment SA			5.00%, 8/15/2022	14,000	14,957
3.30%, 9/14/2021(e)	6,000	6,485
			Kimco Realty Corp
Weatherford International Ltd/Bermuda			6.88%, 10/1/2019	12,000	14,977
4.50%, 4/15/2022	2,750	2,928	Nationwide Health Properties Inc
5.13%, 9/15/2020	14,000	15,586	6.00%, 5/20/2015	12,000	13,396
		$24,999	Shurgard Storage Centers LLC
Packaging & Containers - 0.73%			5.88%, 3/15/2013	9,000	9,171
Sealed Air Corp			Simon Property Group LP
5.63%, 7/15/2013(e)	4,000	4,100	4.38%, 3/1/2021	3,000	3,388
6.88%, 7/15/2033(e)	6,000	5,640	10.35%, 4/1/2019	9,000	12,968
7.88%, 6/15/2017	7,000	7,455	Ventas Realty LP / Ventas Capital Corp
		$17,195	3.25%, 8/15/2022	6,000	5,958
			4.00%, 4/30/2019	3,000	3,239
Pipelines - 2.40%					$209,005
DCP Midstream Operating LP
4.95%, 4/1/2022	6,750	7,311	Retail - 1.21%
El Paso Natural Gas Co LLC			Neiman Marcus Group Inc/The
7.50%, 11/15/2026	10,000	13,425	10.38%, 10/15/2015	13,000	13,277
Enterprise Products Operating LLC			Sonic Automotive Inc
6.38%, 2/1/2013	2,500	2,532	7.00%, 7/15/2022(e)	200	214
Express Pipeline LP			9.00%, 3/15/2018	13,750	14,970
7.39%, 12/31/2017(e)	6,128	6,656			$28,461
Southern Natural Gas Co LLC			Savings & Loans - 0.62%
8.00%, 3/1/2032	4,000	5,940	First Niagara Financial Group Inc
Tennessee Gas Pipeline Co LLC			6.75%, 3/19/2020	3,500	4,101
8.38%, 6/15/2032	2,000	2,924	7.25%, 12/15/2021	9,000	10,491
TransCanada PipeLines Ltd					$14,592
6.10%, 6/1/2040	5,000	6,961
7.25%, 8/15/2038	7,000	10,692	Telecommunications - 1.69%
		$56,441	Corning Inc
			4.25%, 8/15/2020	10,000	11,240
Real Estate - 1.00%			4.75%, 3/15/2042	4,000	4,380
WEA Finance LLC			5.90%, 3/15/2014	1,367	1,458
4.63%, 5/10/2021(e)	6,000	6,603
			Qwest Corp
WEA Finance LLC / WT Finance Aust Pty			6.75%, 12/1/2021	19,000	22,725
Ltd					$39,803
3.38%, 10/3/2022(e)	2,000	2,027
6.75%, 9/2/2019(e)	12,000	14,853	Transportation - 0.50%
		$23,483	Trailer Bridge Inc
			6.52%, 3/30/2023(b)	734	865
REITS - 8.90%			7.07%, 9/30/2022(b),(c)	675	779
Alexandria Real Estate Equities Inc			12.86%, 3/31/2017(b),(c),(d)	10,053	10,053
4.60%, 4/1/2022	13,500	14,615			$11,697
Arden Realty LP
5.25%, 3/1/2015	8,000	8,603	Trucking & Leasing - 0.96%
BioMed Realty LP			Penske Truck Leasing Co Lp / PTL Finance
3.85%, 4/15/2016	6,000	6,317	Corp
4.25%, 7/15/2022	8,000	8,351	3.75%, 5/11/2017(e)	22,000	22,463
6.13%, 4/15/2020	8,000	9,357
CubeSmart LP			TOTAL BONDS		$1,552,495
4.80%, 7/15/2022	9,000	9,906

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2012

	Principal					U.S. GOVERNMENT & GOVERNMENT	Principal
CONVERTIBLE BONDS - 0.32%	Amount (000's)	Value (000 's)				AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000 's)

Pharmaceuticals - 0.32%						Federal National Mortgage Association (FNMA) (continued)
Omnicare Inc						4.00%, 11/1/2040	$10,801	$11,581
3.25%, 12/15/2035	$7,682		$7,581			4.00%, 11/1/2040	6,164	6,609
						4.00%, 10/1/2041	13,219	14,178
TOTAL CONVERTIBLE BONDS			$7,581			4.00%, 10/1/2041	12,223	13,110
	Principal					4.50%, 6/1/2039	7,214	7,784
SENIOR FLOATING RATE INTERESTS - 0.50%	Amount (000's) Value (000's)					4.50%, 8/1/2039	5,617	6,246
						4.50%, 5/1/2040	9,404	10,347
Entertainment - 0.21%						5.00%, 1/1/2018	998	1,088
CCM Merger Inc, Term Loan B						5.00%, 10/1/2032	1,204	1,323
6.00%, 2/1/2017(d)	$4,952		$5,002
						5.00%, 8/1/2035	10,037	10,976
						5.00%, 4/1/2039	4,346	4,849
Transportation - 0.29%						5.00%, 12/1/2039	4,828	5,267
Trailer Bridge Inc, Term Loan						5.00%, 4/1/2040	9,091	10,166
10.00%, 4/2/2016(b),(c),(d)	6,750		6,750			5.00%, 6/1/2040	7,584	8,481
						5.50%, 3/1/2033	680	755
TOTAL SENIOR FLOATING RATE INTERESTS			$11,752			5.50%, 2/1/2035	7,598	8,482
U.S. GOVERNMENT & GOVERNMENT	Principal					6.00%, 4/1/2032	267	303
AGENCY OBLIGATIONS - 26.69%	Amount (000's)	Value	(000	's)		6.50%, 9/1/2028	57	67
Federal Home Loan Mortgage Corporation (FHLMC) -						6.50%, 11/1/2028	64	74
7.51%						6.50%, 5/1/2031	41	47
3.00%, 4/1/2042	$14,409		$15,098			6.50%, 4/1/2032	521	616
3.00%, 10/1/2042	17,000		17,832			6.50%, 5/1/2032	505	582
3.50%, 10/1/2041	13,419		14,278			7.00%, 1/1/2030	5	6
3.50%, 4/1/2042	14,383		15,304			7.45%, 6/1/2016	16	16
3.50%, 4/1/2042	14,572		15,514					$369,325
4.00%, 4/1/2039	11,526		12,806
4.50%, 8/1/2033	5,415		5,815			Government National Mortgage Association (GNMA) - 0.05%
4.50%, 8/1/2033	2,377		2,553			6.00%, 5/20/2032(d)	945	1,083
4.50%, 8/1/2033	3,929		4,220			7.00%, 6/20/2031	149	180
4.50%, 5/1/2039	9,852		10,559					$1,263
4.50%, 6/1/2039	6,634		7,340			U.S. Treasury - 3.41%
4.50%, 7/1/2039	15,131		16,698			0.88%, 2/28/2017	10,000	10,116
5.00%, 8/1/2035	3,219		3,529			1.38%, 11/30/2018	10,000	10,254
5.00%, 11/1/2035	4,580		4,978			1.75%, 5/31/2016	10,000	10,447
5.00%, 10/1/2038	8,700		9,338			1.75%, 5/15/2022	10,000	10,098
5.50%, 11/1/2017	1,065		1,150			2.00%, 11/15/2021	10,000	10,388
5.50%, 1/1/2018	321		347			2.63%, 11/15/2020	6,000	6,591
5.50%, 5/1/2031	436		476			3.63%, 2/15/2020	15,000	17,565
5.50%, 6/1/2035	3,762		4,114			3.75%, 8/15/2041	4,000	4,764
5.50%, 1/1/2036	4,945		5,448					$80,223
5.50%, 4/1/2036	4,172		4,599			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
6.00%, 3/1/2031	102		114			OBLIGATIONS		$627,323
6.00%, 5/1/2032	548		615
6.00%, 6/1/2038	2,175		2,417				Maturity
6.50%, 1/1/2029	147		173			REPURCHASE AGREEMENTS - 6.15%	Amount (000's)	Value (000 's)
6.50%, 5/1/2029	296		346		Banks	- 6.15%
6.50%, 6/1/2029	342		401			Investment in Joint Trading Account; Credit	$47,780	$47,780
6.50%, 6/1/2029	128		150			Suisse Repurchase Agreement; 0.25%
6.50%, 8/1/2029	81		94			dated 10/31/2012 maturing 11/1/2012
7.00%, 1/1/2032	175		206			(collateralized by US Government
			$176,512			Securities; $48,735,321; 0.00%; dated
						05/15/15 - 08/15/37)
Federal National Mortgage Association (FNMA) - 15.72%						Investment in Joint Trading Account; Deutsche	22,297	22,297
3.00%, 3/1/2042	14,349		15,062
3.00%, 3/1/2042	14,388		15,103			Bank Repurchase Agreement; 0.32% dated
3.00%, 5/1/2042	15,670		16,449			10/31/2012 maturing 11/1/2012
3.00%, 6/1/2042	15,614		16,390			(collateralized by US Government
						Securities; $22,743,150; 0.28% - 2.50%;
3.00%, 6/1/2042	15,711		16,492			dated 11/04/13 - 10/17/19)
3.00%, 8/1/2042	15,879		16,668
3.00%, 9/1/2042	16,929		17,771			Investment in Joint Trading Account; JP	33,446	33,446
						Morgan Repurchase Agreement; 0.25%
3.50%, 12/1/2040	12,508		13,334			dated 10/31/2012 maturing 11/1/2012
3.50%, 1/1/2041	10,430		11,119
3.50%, 1/1/2041	12,042		12,837			(collateralized by US Government
						Securities; $34,114,724; 3.50% - 11.25%;
3.50%, 12/1/2041	11,275		12,020			dated 02/15/15 - 11/15/39)
3.50%, 1/1/2042	12,337		13,260
3.50%, 3/1/2042	13,608		14,515
3.50%, 4/1/2042	16,817		17,927
4.00%, 3/1/2039	9,609		10,300
4.00%, 8/1/2040	9,712		10,413
4.00%, 9/1/2040	15,231		16,712

See accompanying notes

		Schedule of Investments
		Income Fund
		October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000 's)

Banks (continued)
Investment in Joint Trading Account; Merrill	$40,998	$40,998
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $41,818,154; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$144,521
TOTAL REPURCHASE AGREEMENTS		$144,521
Total Investments		$2,343,682
Other Assets in Excess of Liabilities, Net - 0.27%		$6,255
TOTAL NET ASSETS - 100.00%		$2,349,937

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)		Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $18,231 or 0.78% of net assets.
(d) Variable Rate. Rate shown is in effect at October 31, 2012.
(e)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $188,641 or 8.03% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		32.13%
Mortgage Securities		23.28%
Utilities		8.50%
Energy		8.35%
Consumer, Non-cyclical		7.26%
Consumer, Cyclical		5.08%
Industrial		4.23%
Communications		4.19%
Government		3.41%
Basic Materials		3.30%
Other Assets in Excess of Liabilities, Net		0.27%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2012

	Principal			Principal
BONDS - 3.64%	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)		Value (000 's)

Banks - 0.01%			Mortgage Backed Securities (continued)
HSBC USA Capital Trust I			Merrill Lynch / Countrywide Commercial
7.81%, 12/15/2026(a)	$100	$101	Mortgage Trust
			0.21%, 7/12/2046(a),(b)		$15,585	$186
			Merrill Lynch Alternative Note Asset Trust
Home Equity Asset Backed Securities - 0.01%			0.42%, 4/25/2037(b),(c)		3,552	1,773
First NLC Trust 2005-2
0.51%, 9/25/2035(b)	4	4	MSC 2006-SRR2 Segregated Portfolio
			0.81%, 12/20/2046(a),(b),(c)		183	—
New Century Home Equity Loan Trust Series			WaMu Mortgage Pass Through Certificates

2005-1			0.43%, 8/25/2046 (b)		217	23
0.50%, 3/25/2035(b)	55	53
			0.58%, 1/25/2045(b)		114	99
Option One Mortgage Loan Trust
0.66%, 3/25/2037(b),(c)	2,000	45				$9,538
1.21%, 2/25/2035(b),(c)	23	3	Other Asset Backed Securities - 0.06%
		$105	Ameriquest Mortgage Securities Inc
			0.52%, 4/25/2034(b)		251	203
Mortgage Backed Securities - 1.18%			Argent Securities Inc
Bear Stearns ALT-A Trust 2007-2			0.33%, 4/25/2036(b)		36	12
0.38%, 4/25/2037(b)	810	385
			Countrywide Asset-Backed Certificates
CD 2006-CD3 Mortgage Trust			0.58%, 2/25/2036(b)		2	2
0.48%, 10/15/2048(b)	24,764	120
			0.71%, 3/25/2037(b),(c)		1,755	8
CD 2007-CD4 Commercial Mortgage Trust			1.34%, 12/25/2032(b),(c)		59	45
0.38%, 12/11/2049(a),(b)	6,636	92
			2.31%, 2/25/2036(b),(c)		20	—
Chase Mortgage Finance Corp
3.08%, 7/25/2037(b)	235	234	Fannie Mae Grantor Trust
			0.36%, 4/25/2035(b)		64	63
Countrywide Alternative Loan Trust
0.42%, 5/25/2047(b)	2,857	981	Fannie Mae REMIC Trust 2003-W16
			0.51%, 11/25/2033(b)		3	3
0.47%, 7/25/2046(b)	898	650
0.63%, 12/25/2035(b)	159	5	Long Beach Mortgage Loan Trust 2004-2
			0.74%, 6/25/2034(b),(c)		170	145
Fannie Mae REMIC Trust 2004-W5
0.66%, 2/25/2047(b)	54	55				$481
Fannie Mae REMIC Trust 2005-W2			Sovereign - 2.38%
0.36%, 5/25/2035(b)	4	4	Deutsche Bundesrepublik Inflation Linked
0.41%, 5/25/2035(b)	51	51	Bond
Fannie Mae REMICS			1.50%, 4/15/2016	EUR	12,396	17,490
0.46%, 3/25/2035(b)	37	37	Italy Buoni Poliennali Del Tesoro
0.51%, 2/25/2018(b)	1	1	2.15%, 9/15/2014		1,312	1,741
0.51%, 3/25/2018(b)	43	43				$19,231
0.51%, 2/25/2032(b)	5	5	TOTAL BONDS			$29,456
Freddie Mac REMICS			U.S. GOVERNMENT & GOVERNMENT	Principal
0.46%, 3/15/2023(b)	11	11
0.51%, 2/15/2018(b)	71	71	AGENCY OBLIGATIONS - 94.38%	Amount (000's)		Value (000 's)
0.51%, 6/15/2018(b)	64	64	U.S. Treasury - 0.57%
0.61%, 9/15/2033(b)	125	125	1.63%, 8/15/2022		$4,585	$4,560
0.66%, 6/15/2023(b)	22	22
G -FORCE 2005-RR2 LLC			U.S. Treasury Inflation-Indexed Obligations - 93.81%
0.51%, 12/25/2039(a),(b),(d)	1,000	643
			0.13%, 4/15/2016		99,913	105,330
Ginnie Mae			0.13%, 4/15/2017		34,670	37,184
0.56%, 10/20/2031(b)	49	49
0.79%, 3/16/2047(b)	3,437	133	0.13%, 1/15/2022		35,587	38,924
4.51%, 10/16/2028(b)	26	26	0.13%, 7/15/2022		28,592	31,294
			0.50%, 4/15/2015		46,746	48,834
Greenwich Capital Commercial Funding			0.63%, 4/15/2013		1,313	1,319
Corp			0.63%, 7/15/2021		12,763	14,603
0.30%, 3/10/2039(a),(b)	48,509	476
			0.75%, 2/15/2042		34,977	38,948
HomeBanc Mortgage Trust 2005-5			1.13%, 1/15/2021		9,931	11,744
0.55%, 1/25/2036(b)	655	462
			1.25%, 4/15/2014		25,163	26,014
Impac CMB Trust Series 2004-5			1.25%, 7/15/2020		2,255	2,690
2.54%, 10/25/2034(b),(c)	56	36
			1.38%, 1/15/2020		15,963	19,042
Impac CMB Trust Series 2004-6			1.63%, 1/15/2015		4,989	5,311
1.19%, 10/25/2034(b),(c)	30	24
			1.75%, 1/15/2028		21,389	28,033
Impac CMB Trust Series 2005-1			1.88%, 7/15/2013		7,595	7,768
0.83%, 4/25/2035(b),(c)	194	146
			1.88%, 7/15/2015		15,828	17,298
Impac CMB Trust Series 2005-5			1.88%, 7/15/2019		12,847	15,720
0.98%, 8/25/2035(b),(c)	40	9	2.00%, 1/15/2014(e)		748	776
Impac CMB Trust Series 2007-A			2.00%, 7/15/2014		13,055	13,830
0.46%, 5/25/2037(b),(c)	961	922
			2.00%, 1/15/2016		4,759	5,294
Impac Secured Assets Trust 2006-4			2.00%, 1/15/2026(e)		6,767	8,979
0.38%, 1/25/2037(b)	1,026	723
			2.13%, 1/15/2019		6,484	7,926
JP Morgan Alternative Loan Trust			2.13%, 2/15/2040		15,433	22,957
0.36%, 3/25/2037(b),(c)	1,232	852
			2.13%, 2/15/2041		17,615	26,427
			2.38%, 1/15/2017		7,452	8,690

See accompanying notes

			Schedule of Investments
Inflation Protection Fund
October 31, 2012

U.S. GOVERNMENT & GOVERNMENT		Principal
AGENCY OBLIGATIONS (continued)		Amount (000's)	Value (000's)

U.S. Treasury Inflation-Indexed Obligations (continued)
2.38%, 1/15/2025(e)		$42,143	$57,621
2.38%, 1/15/2027		14,908	20,795
2.50%, 7/15/2016		18,751	21,620
2.50%, 1/15/2029		20,495	29,617
2.63%, 7/15/2017		1,128	1,355
3.38%, 4/15/2032		1,876	3,138
3.63%, 4/15/2028		22,598	36,287
3.88%, 4/15/2029		25,933	43,541
			$758,909
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS			$763,469
Total Investments			$792,925
Other Assets in Excess of Liabilities, Net - 1.98%			$16,042
TOTAL NET ASSETS - 100.00%			$808,967

(a)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,498 or 0.19% of net assets.
(b)		Variable Rate. Rate shown is in effect at October 31, 2012.
(c) Security is Illiquid
(d)		Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $643 or 0.08% of net assets.
(e)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,232 or 0.15% of net assets.

Portfolio Summary (unaudited)
Sector			Percent
Government			96.76%
Mortgage Securities			1.19%
Asset Backed Securities			0.06%
Financial			0.01%
Other Assets in Excess of Liabilities, Net			1.98%
TOTAL NET ASSETS			100.00%

Foreign Currency Contracts

Foreign Currency Sale							Net Unrealized
Contracts	Counterparty		Delivery Date Contracts to Deliver In Exchange For			Value	Appreciation/(Depreciation)
Euro	BNP Paribas		1/23/2013	10,105,000	$13,114	$13,107	$7
Euro	JP Morgan Securities		1/23/2013	3,508,000	4,551	4,550	1
Euro	UBS AG		1/23/2013	1,185,000	1,554	1,537	17
Total							$25

All dollar amounts are shown in thousands (000's)

Futures Contracts

							Unrealized
Type		Long/Short	Contracts	Notional Value	Market Value		Appreciation/(Depreciation)
US 10 Year Note; December 2012		Long	453	$60,141		$60,263	$122
US 2 Year Note; December 2012		Long	178	39,254		39,218	(36)
US 5 Year Note; December 2012		Long	45	5,612		5,591	(21)
US Long Bond; December 2012		Short	248	37,015		37,029	(14)
US Ultra Bond; December 2012		Short	215	35,487		35,495	(8)
Total							$43

All dollar amounts are shown in thousands (000's)

See accompanying notes

				Schedule of Investments
Inflation Protection Fund
October 31, 2012

Interest Rate Swaps

		(Pay)/
Counterparty		Receive	Fixed		Notional		Upfront Premiums	Unrealized
(Issuer)	Floating Rate Index Floating Rate Rate			Expiration Date	Amount	Market Value	Paid/(Received)	Appreciation/(Depreciation)
Barclays Bank PLC	3 Month LIBOR	Receive	2.48%	7/9/2042	$2,000	$51	$—	$51
Barclays Bank PLC	3 Month LIBOR	Receive	0.44%	8/30/2014	26,700	(32)	—	(32)
Barclays Bank PLC US CPI Urban		Pay	2.66%	6/23/2021	10,000	(270)	—	(270)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC US CPI Urban		Pay	2.48%	10/25/2020	4,000	(281)	—	(281)
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC US CPI Urban		Receive	1.86%	10/25/2015	7,500	457	—	457
	Consumers
	NAS(CPURNSA)
Total						$(75)	$—	$(75)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

COMMON STOCKS - 95.18%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Agriculture - 1.72%			Coal - 0.91%
Bunge Ltd	126,562	$8,990	China Coal Energy Co Ltd	11,129,000	$10,998
Golden Agri-Resources Ltd	14,645,000	7,480	Harum Energy Tbk PT	6,893,500	3,855
ITC Ltd	1,655,276	8,677			$14,853
SLC Agricola SA	300,200	2,867
		$28,014	Commercial Services - 0.47%
			Obrascon Huarte Lain Brasil SA	722,105	6,791
Airlines - 0.91%			Valid Solucoes e Servicos de Seguranca em	43,007	809
Air China Ltd	14,200,388	10,033	Meios de Pagamento e Identificacao S.A
Turk Hava Yollari Anonium Ortakligi (a)	2,082,157	4,823			$7,600

		$14,856	Computers - 1.12%
Apparel - 0.19%			Lenovo Group Ltd	16,873,771	13,510
Pou Chen Corp	3,056,000	3,089	Tata Consultancy Services Ltd	193,136	4,715
					$18,225

Automobile Manufacturers - 4.22%			Diversified Financial Services - 4.91%
Great Wall Motor Co Ltd	4,234,500	11,554	BM&FBovespa SA	892,400	5,712
Hyundai Motor Co	85,759	17,625	China Everbright Ltd	5,812,000	8,412
Kia Motors Corp	309,710	17,170	Fubon Financial Holding Co Ltd	473,779	485
Mahindra & Mahindra Ltd	346,156	5,666	Hana Financial Group Inc	279,810	8,140
Tata Motors Ltd	2,672,108	12,709	IDFC Ltd	4,173,745	12,514
Tofas Turk Otomobil Fabrikasi AS	681,507	3,805	Indiabulls Financial Services Ltd	1,561,670	7,206
		$68,529	KB Financial Group Inc	417,800	14,208
			Mega Financial Holding Co Ltd	12,886,000	9,360
Automobile Parts & Equipment - 1.20%			SinoPac Financial Holdings Co Ltd	33,479,543	12,936
Cheng Shin Rubber Industry Co Ltd	247,065	622
Hyundai Mobis	74,556	18,948	Turkiye Sinai Kalkinma Bankasi AS	787,249	905
		$19,570			$79,878
			Electric - 0.85%
Banks - 13.18%			Tenaga Nasional BHD	6,083,400	13,840
Bangkok Bank PCL	2,320,300	13,638
Bank Negara Indonesia Persero Tbk PT	19,697,500	7,860
Bank of China Ltd	50,277,400	20,598	Electrical Components & Equipment - 0.41%
China Construction Bank Corp	9,971,722	7,475	Delta Electronics Inc	1,102,733	3,761
Credicorp Ltd	56,106	7,257	Harbin Electric Co Ltd	3,607,000	2,969
FirstRand Ltd	4,743,518	15,766			$6,730
Grupo Financiero Banorte SAB de CV	2,617,100	14,550
ICICI Bank Ltd ADR	780,485	30,634	Electronics - 3.46%
Industrial & Commercial Bank of China Ltd	41,516,335	27,338	AAC Technologies Holdings Inc	2,780,500	9,900
Kasikornbank PCL	2,003,273	11,715	FLEXium Interconnect Inc	2,715,372	11,040
Malayan Banking Bhd	907,016	2,683	Hon Hai Precision Industry Co Ltd	6,649,374	20,161
			LG Display Co Ltd (a)	353,030	10,477
Nedbank Group Ltd	564,254	11,635
Sberbank of Russia	8,648,247	25,424	Phison Electronics Corp	564,000	4,327
Turkiye Halk Bankasi AS	1,165,526	10,283	Samsung Electro-Mechanics Co Ltd	4,560	390
Yes Bank Ltd	959,005	7,321			$56,295
		$214,177	Engineering & Construction - 2.99%
Beverages - 2.91%			Alam Sutera Realty Tbk PT	6,501,000	390
Cia de Bebidas das Americas ADR	547,371	22,327	China Communications Construction Co Ltd	13,596,693	12,691
Fomento Economico Mexicano SAB de CV	170,603	15,459	China Railway Construction Corp Ltd	15,442,658	15,256
ADR			Daelim Industrial Co Ltd	160,950	11,186
Tata Global Beverages Ltd	1,839,609	5,120	Grupo Aeroportuario del Sureste SAB de CV	94,207	9,098
Thai Beverage PCL	12,231,000	4,352	ADR
		$47,258			$48,621

Building Materials - 1.24%			Food - 3.26%
Ambuja Cements Ltd	1,368,644	5,136	Cia Brasileira de Distribuicao Grupo Pao de	267,746	12,514
Anhui Conch Cement Co Ltd	203,500	699	Acucar ADR
BBMG Corp	679,500	580	Cosan SA Industria e Comercio	520,100	9,974
			Gruma SAB de CV (a)	1,849,804	5,382
China National Building Material Co Ltd	5,910,000	7,480
Grasim Industries Ltd	47,817	2,959	Indofood Sukses Makmur Tbk PT	15,842,000	9,374
			JBS SA (a)	1,924,930	6,227
Semen Gresik Persero Tbk PT	2,132,539	3,297
		$20,151	Sao Martinho SA	76,600	957
			Thai Union Frozen Products PCL (b)	3,547,220	8,314
Chemicals - 2.81%			Vigor Alimentos SA (a),(c)	50,032	185
Formosa Plastics Corp	1,205,701	3,282			$52,927
LG Chem Ltd	20,040	5,622
Mexichem SAB de CV	1,829,971	9,070	Forest Products & Paper - 0.35%
PTT Global Chemical PCL (b)	4,737,800	9,384	Mondi PLC	513,394	5,659
Sasol Ltd	241,592	10,292
Sociedad Quimica y Minera de Chile SA ADR	140,042	8,101	Gas - 0.79%
		$45,751	Korea Gas Corp	82,704	5,803

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Gas (continued)			Mining (continued)
Perusahaan Gas Negara Persero Tbk PT	14,630,000	$7,056	Grupo Mexico SAB de CV	2,893,200		$9,280
		$12,859	Industrias Penoles SAB de CV	116,725		5,839
			Jiangxi Copper Co Ltd	3,584,000		9,209
Holding Companies - Diversified - 2.88%			KGHM Polska Miedz SA	140,958		7,104
Alfa SAB de CV	6,005,670	11,035	Korea Zinc Co Ltd	21,200		8,684
Alliance Global Group Inc	25,236,100	9,101	MMC Norilsk Nickel OJSC ADR	482,362		7,399
Imperial Holdings Ltd	467,162	10,618	Southern Copper Corp	344,590		13,129
KOC Holding AS	3,404,109	15,993	Sterlite Industries India Ltd ADR	464,235		3,477
		$46,747				$82,883

Home Builders - 0.56%			Oil & Gas - 11.19%
Even Construtora e Incorporadora SA	2,268,797	9,048	China Petroleum & Chemical Corp	18,117,214		19,093
			CNOOC Ltd	6,252,000		12,866
Home Furnishings - 0.23%			Ecopetrol SA ADR	190,211		11,262
Haier Electronics Group Co Ltd (a)	2,958,236	3,767	Gazprom OAO ADR	1,872,769		17,108
			Lukoil OAO ADR	589,721		35,649
			PetroChina Co Ltd	18,728,293		25,413
Insurance - 2.47%			Petroleo Brasileiro SA ADR	1,251,163		26,537
China Pacific Insurance Group Co Ltd	2,932,200	9,142	Polski Koncern Naftowy Orlen S.A. (a)	722,154		9,898
MMI Holdings Ltd/South Africa	1,288,277	3,109	SK Holdings Co Ltd	88,655		12,340
PICC Property & Casualty Co Ltd	9,497,600	12,573	Tatneft OAO ADR	109,493		4,242
Porto Seguro SA	301,300	3,204	Thai Oil PCL (b)	3,456,500		7,488
Sanlam Ltd	2,708,002	12,102				$181,896
		$40,130
			Oil & Gas Services - 0.44%
Internet - 0.70%			Eurasia Drilling Co Ltd	204,682		7,097
Com2uSCorp (a)	65,319	3,886
Tencent Holdings Ltd	214,500	7,545
		$11,431	Pharmaceuticals - 0.04%
			Dr Reddy's Laboratories Ltd ADR	19,604		638
Investment Companies - 0.27%
GT Capital Holdings Inc	341,760	4,388
			Real Estate - 2.07%
			Brasil Brokers Participacoes SA	979,772		2,750
Iron & Steel - 1.45%			Ez Tec Empreendimentos e Participacoes SA	249,200		3,276
CAP SA	90,399	3,114	Longfor Properties Co Ltd	3,022,500		5,309
POSCO ADR	171,036	13,406	Shimao Property Holdings Ltd	7,320,500		13,885
POSCO	2,150	676	Supalai PCL (b)	13,474,848		8,406
Severstal OAO	371,395	4,510				$33,626
Ternium SA ADR	37,715	774
Vale SA ADR	55,073	1,009	REITS - 0.18%
		$23,489	Sinpas Gayrimenkul Yatirim Ortakligi AS	4,227,028		2,972

Leisure Products & Services - 0.25%
Merida Industry Co Ltd	1,074,100	4,114	Retail - 1.03%
			Controladora Comercial Mexicana SAB de CV	1,799,100		5,067
			Lotte Shopping Co Ltd	14,173		4,382
Lodging - 0.28%			Woolworths Holdings Ltd/South Africa	966,801		7,300
Genting Malaysia BHD	3,241,900	3,814				$16,749
NagaCorp Ltd	1,210,000	672
		$4,486	Semiconductors - 8.34%
			Chipbond Technology Corp	8,943,000		15,137
Machinery - Construction & Mining - 0.17%			Elan Microelectronics Corp	5,305,000		8,195
Ferreycorp SAA	2,735,080	2,269	King Yuan Electronics Co Ltd	1,228,000		667
Lonking Holdings Ltd	2,315,000	540	Novatek Microelectronics Corp	1,463,000		5,502
		$2,809	Samsung Electronics Co Ltd	62,296		74,758
Machinery - Diversified - 0.52%			Taiwan Semiconductor Manufacturing Co Ltd	10,275,685		31,311
Doosan Heavy Industries & Construction Co	108,814	4,655				$135,570
Ltd			Shipbuilding - 0.43%
Shanghai Electric Group Co Ltd	7,876,000	3,184	Samsung Heavy Industries Co Ltd	230,900		7,047
Turk Traktor ve Ziraat Makineleri AS	29,547	646
		$8,485
			Software - 0.66%
Media - 0.86%			Tech Mahindra Ltd	354,737		6,247
Grupo Televisa SAB ADR	621,548	14,047	Totvs SA	219,700		4,467
						$10,714

Metal Fabrication & Hardware - 0.26%			Telecommunications - 6.13%
Hyundai Hysco Co Ltd	106,080	4,236	Advanced Info Service PCL (b)	1,399,400		8,990
			America Movil SAB de CV ADR	590,327		14,929
Mining - 5.10%			China Mobile Ltd	1,605,593		17,809
Antofagasta PLC	260,353	5,297	China Telecom Corp Ltd	11,700,000		6,922
Cia de Minas Buenaventura SA ADR	156,914	5,611	Far EasTone Telecommunications Co Ltd	4,845,085		11,184
Gold Fields Ltd	632,133	7,854	KT Corp	86,180		2,926

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2012

			(c) Security is Illiquid

COMMON STOCKS (continued)	Shares Held	Value (000's)

Telecommunications (continued)			Portfolio Summary (unaudited)
Orascom Telecom Holding SAE (a)	1,674,322	$5,035
			Country	Percent
Sercomm Corp	347,000	466	China	15.34%
Sistema JSFC	347,555	6,400	Korea, Republic Of	15.16%
Telekom Malaysia Bhd	395,502	775
Telekomunikasi Indonesia Persero Tbk PT	12,634,000	12,832	Brazil	11.28%
VimpelCom Ltd ADR(a)	283,199	3,121	Taiwan, Province Of China	8.97%
Vodacom Group Ltd	650,864	8,199	Mexico	7.00%
			India	6.94%
		$99,588	Russian Federation	6.18%
Transportation - 0.47%			South Africa	5.34%
Globaltrans Investment PLC	411,056	7,620	Thailand	4.45%
			United States	2.81%
			Indonesia	2.74%
Water - 0.30%			Hong Kong	2.70%
Cia de Saneamento Basico do Estado de Sao	113,700	4,813	Turkey	2.41%
Paulo			Malaysia	1.31%
			Poland	1.05%
TOTAL COMMON STOCKS		$1,547,272	Peru	0.94%
PREFERRED STOCKS - 3.67%	Shares Held	Value (000's)	Cyprus	0.91%
Automobile Parts & Equipment - 0.22%			Philippines	0.83%
Marcopolo SA	604,800	3,546	Chile	0.69%
			Colombia	0.69%
			United Kingdom	0.68%
Banks - 1.57%			Singapore	0.46%
Banco Bradesco SA	598,600	9,431	Egypt	0.31%
Itau Unibanco Holding SA	1,098,100	16,058	Netherlands	0.19%
		$25,489	Luxembourg	0 .05%
Iron & Steel - 1.88%			Cambodia	0.04%
Gerdau SA	849,200	7,421	Other Assets in Excess of Liabilities, Net	0.53%
Vale SA	1,300,207	23,270	TOTAL NET ASSETS	100.00%
		$30,691
TOTAL PREFERRED STOCKS		$59,726
	Maturity
REPURCHASE AGREEMENTS - 0.62%	Amount (000's)	Value (000's)

Banks - 0.62%
Investment in Joint Trading Account; Credit	$3,353	$3,353
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $3,420,037; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	1,565	1,565
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $1,596,016; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	2,347	2,347
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $2,394,026; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	2,877	2,877
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $2,934,620; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$10,142
TOTAL REPURCHASE AGREEMENTS		$10,142
Total Investments		$1,617,140
Other Assets in Excess of Liabilities, Net - 0.53%		$8,589
TOTAL NET ASSETS - 100.00%		$1,625,729

(a) Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $42,582 or 2.62% of net assets.

See accompanying notes

Schedule of Investments
LargeCap Growth Fund
October 31, 2012

COMMON STOCKS - 98.72%	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Apparel - 3.55%			Media - 1.83%
Michael Kors Holdings Ltd (a)	673,711	$36,845	Comcast Corp - Class A	819,200	$30,728
Nike Inc	403,100	36,836	Sirius XM Radio Inc (a)	4,683,500	13,114
Under Armour Inc (a)	218,200	11,403			$43,842

		$85,084	Miscellaneous Manufacturing - 1.16%
Banks - 3.26%			General Electric Co	1,325,200	27,909
Capital One Financial Corp	1,299,061	78,164

			Oil & Gas - 3.77%
Beverages - 2.92%			Cabot Oil & Gas Corp	571,596	26,854
Coca-Cola Co/The	1,887,400	70,174	Noble Energy Inc	543,500	51,638
			Pioneer Natural Resources Co	113,700	12,012

Biotechnology - 5.20%					$90,504
Alexion Pharmaceuticals Inc (a)	405,968	36,691	Oil & Gas Services - 0.93%
Biogen Idec Inc (a)	301,000	41,604	National Oilwell Varco Inc	304,000	22,405
Gilead Sciences Inc (a)	693,500	46,576
		$124,871
			Pharmaceuticals - 7.59%
Building Materials - 0.57%			Express Scripts Holding Co (a)	391,700	24,105
Masco Corp	914,600	13,801	Merck & Co Inc	547,700	24,992
			Pfizer Inc	3,118,200	77,550
			Valeant Pharmaceuticals International Inc (a)	519,279	29,043
Chemicals - 4.66%			Watson Pharmaceuticals Inc (a)	306,900	26,378
LyondellBasell Industries NV	591,600	31,586
Monsanto Co	688,040	59,220			$182,068
Sherwin-Williams Co/The	146,700	20,916	Retail - 10.34%
		$111,722	Gap Inc/The	504,600	18,024
Commercial Services - 3.69%			Home Depot Inc/The	984,400	60,423

Hertz Global Holdings Inc (a)	848,600	11,261	Ltd Brands Inc	573,100	27,446
			Lululemon Athletica Inc (a)	198,400	13,692
Mastercard Inc	167,581	77,243	Starbucks Corp	992,100	45,537
		$88,504	Tractor Supply Co	136,000	13,089
Computers - 12.88%			Ulta Salon Cosmetics & Fragrance Inc	244,800	22,575
Accenture PLC - Class A	853,800	57,554	Urban Outfitters Inc (a)	380,400	13,603
Apple Inc	326,607	194,364	Yum! Brands Inc	480,200	33,667
EMC Corp/MA (a)	1,106,828	27,029			$248,056
Teradata Corp (a)	443,100	30,268
			Semiconductors - 3.98%
		$309,215	Avago Technologies Ltd	760,039	25,104
Cosmetics & Personal Care - 1.17%			Qualcomm Inc	1,202,000	70,407
Estee Lauder Cos Inc/The	456,814	28,149			$95,511

			Software - 1.58%
Diversified Financial Services - 8.08%			Salesforce.com Inc (a)	259,800	37,926
American Express Co	611,700	34,237
Discover Financial Services	1,961,455	80,419
Visa Inc	570,732	79,195	Telecommunications - 3.51%
			AT&T Inc	2,091,100	72,331
		$193,851	Sprint Nextel Corp (a)	2,143,000	11,872
Food - 1.77%					$84,203

Whole Foods Market Inc	447,400	42,382	Transportation - 4.29%
			Canadian Pacific Railway Ltd	130,600	12,023
Internet - 6.54%			FedEx Corp	453,800	41,745
eBay Inc (a)	1,178,500	56,910	Union Pacific Corp	400,000	49,212
Facebook Inc (a)	370,800	7,830			$102,980
Google Inc (a)	99,649	67,738	TOTAL COMMON STOCKS		$2,369,321
LinkedIn Corp (a)	229,300	24,519		Maturity
		$156,997	REPURCHASE AGREEMENTS - 1.30%	Amount (000's)	Value (000 's)

Lodging - 2.23%			Banks - 1.30%
Las Vegas Sands Corp	629,400	29,229	Investment in Joint Trading Account; Credit	$10,281	$10,281
MGM Resorts International (a)	2,366,100	24,395	Suisse Repurchase Agreement; 0.25%
		$53,624	dated 10/31/2012 maturing 11/1/2012
			(collateralized by US Government
Machinery - Construction & Mining - 1.05%			Securities; $10,486,231; 0.00%; dated
Caterpillar Inc	298,000	25,273	05/15/15 - 08/15/37)
			Investment in Joint Trading Account; Deutsche	4,798	4,798
Machinery - Diversified - 2.17%			Bank Repurchase Agreement; 0.32% dated
Cummins Inc	261,100	24,434	10/31/2012 maturing 11/1/2012
Deere & Co	323,884	27,672	(collateralized by US Government
		$52,106	Securities; $4,893,574; 0.28% - 2.50%;
			dated 11/04/13 - 10/17/19)

See accompanying notes

		Schedule of Investments
		LargeCap Growth Fund
		October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000 's)

Banks (continued)
Investment in Joint Trading Account; JP	$7,196	$7,196
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $7,340,362; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	8,822	8,821
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $8,997,885; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$31,096
TOTAL REPURCHASE AGREEMENTS		$31,096
Total Investments		$2,400,417
Liabilities in Excess of Other Assets, Net - (0.02)%		$(533)
TOTAL NET ASSETS - 100.00%		$2,399,884

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		22.34%
Technology		18.44%
Consumer, Cyclical		16.12%
Financial		12.64%
Communications		11.88%
Industrial		9.24%
Energy		4.70%
Basic Materials		4.66%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS - 97.31%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 0.13%					Beverages (continued)
Interpublic Group of Cos Inc/The	94,587		$955		Coca-Cola Enterprises Inc	59,902		$1,883
Omnicom Group Inc	57,475		2,754		Constellation Brands Inc (a)	31,851		1,126
			$3,709		Dr Pepper Snapple Group Inc	45,560		1,952
					Molson Coors Brewing Co	33,672		1,452
Aerospace & Defense - 1.63%					Monster Beverage Corp (a)	33,213		1,484
Boeing Co/The	146,408		10,313		PepsiCo Inc	336,751		23,317
General Dynamics Corp	71,755		4,885					$66,365
L-3 Communications Holdings Inc	20,893		1,542
Lockheed Martin Corp	58,264		5,458		Biotechnology - 1.60%
Northrop Grumman Corp	53,492		3,674		Alexion Pharmaceuticals Inc (a)	41,775		3,775
Raytheon Co	71,843		4,063		Amgen Inc	166,781		14,434
Rockwell Collins Inc	30,759		1,648		Biogen Idec Inc (a)	51,141		7,069
United Technologies Corp	181,511		14,187		Celgene Corp (a)	93,353		6,845
			$45,770		Gilead Sciences Inc (a)	163,708		10,995
					Life Technologies Corp (a)	37,931		1,855
Agriculture - 2.00%								$44,973
Altria Group Inc	439,870		13,988
Archer-Daniels-Midland Co	142,513		3,825		Building Materials - 0.04%
Lorillard Inc	28,263		3,279		Masco Corp	77,270		1,166
Philip Morris International Inc	364,761		32,303

Reynolds American Inc	70,965		2,955		Chemicals - 2.31%
			$56,350		Air Products & Chemicals Inc	45,810		3,552
Airlines - 0.05%					Airgas Inc	15,004		1,335
Southwest Airlines Co	160,788		1,418		CF Industries Holdings Inc	13,567		2,784
					Dow Chemical Co/The	259,250		7,596
					Eastman Chemical Co	33,089		1,960
Apparel - 0.56%					Ecolab Inc	56,965		3,965
Coach Inc	61,709		3,459		EI du Pont de Nemours & Co	201,317		8,963
Nike Inc	79,551		7,269		FMC Corp	29,713		1,590
Ralph Lauren Corp	13,215		2,031		International Flavors & Fragrances Inc	17,630		1,139
VF Corp	19,024		2,977		LyondellBasell Industries NV	73,402		3,919
			$15,736		Monsanto Co	115,321		9,926
Automobile Manufacturers - 0.45%					Mosaic Co/The	59,842		3,132
Ford Motor Co	825,281		9,210		PPG Industries Inc	33,039		3,868
PACCAR Inc	76,492		3,315		Praxair Inc	64,519		6,852
			$12,525		Sherwin-Williams Co/The	18,432		2,628
					Sigma-Aldrich Corp	26,131		1,833
Automobile Parts & Equipment - 0.21%								$65,042
BorgWarner Inc (a)	24,763		1,630
Goodyear Tire & Rubber Co/The (a)	52,955		604		Coal - 0.12%
Johnson Controls Inc	147,986		3,811		Consol Energy Inc	49,255		1,732
			$6,045		Peabody Energy Corp	58,063		1,620
								$3,352
Banks - 6.90%
Bank of America Corp	2,331,946		21,734		Commercial Services - 1.16%
Bank of New York Mellon Corp/The	255,612		6,316		ADT Corp/The (a)	49,754		2,065
BB&T Corp	151,279		4,380		Apollo Group Inc (a)	21,834		438
Capital One Financial Corp	125,718		7,564		Automatic Data Processing Inc	104,839		6,059
Citigroup Inc	634,539		23,725		Equifax Inc	25,937		1,298
Comerica Inc	41,869		1,248		H&R Block Inc	58,664		1,038
Fifth Third Bancorp	198,837		2,889		Iron Mountain Inc	32,683		1,131
First Horizon National Corp	53,839		501		Mastercard Inc	23,224		10,705
Goldman Sachs Group Inc/The	97,513		11,935		Moody's Corp	41,849		2,015
Huntington Bancshares Inc/OH	185,743		1,187		Paychex Inc	69,860		2,266
JP Morgan Chase & Co	821,985		34,260		Quanta Services Inc (a)	46,116		1,196
KeyCorp	204,149		1,719		Robert Half International Inc	30,684		825
M&T Bank Corp	26,042		2,711		RR Donnelley & Sons Co	39,014		391
Morgan Stanley	299,226		5,201		SAIC Inc	61,392		675
Northern Trust Corp	47,360		2,263		Total System Services Inc	34,998		787
PNC Financial Services Group Inc	114,554		6,666		Western Union Co/The	130,347		1,655
Regions Financial Corp	305,823		1,994					$32,544
State Street Corp	103,670		4,621		Computers - 7.49%
SunTrust Banks Inc	116,519		3,169		Accenture PLC - Class A	137,360		9,259
US Bancorp	410,110		13,620		Apple Inc	202,838		120,709
Wells Fargo & Co	1,062,966		35,811		Cognizant Technology Solutions Corp (a)	64,604		4,306
Zions Bancorporation	39,846		855		Computer Sciences Corp	33,611		1,023
			$194,369		Dell Inc	315,284		2,910
Beverages - 2.36%					EMC Corp/MA (a)	454,127		11,090
Beam Inc	34,268		1,904		Hewlett-Packard Co	425,443		5,892
Brown-Forman Corp	32,770		2,099		International Business Machines Corp	232,440		45,217
Coca-Cola Co/The	837,759		31,148		NetApp Inc (a)	78,615		2,115

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Computers (continued)					Electric (continued)
SanDisk Corp (a)	52,266		$2,183		Xcel Energy Inc	105,498		$2,980
Seagate Technology PLC	76,506		2,090					$89,105
Teradata Corp (a)	36,482		2,492
Western Digital Corp	48,153		1,648		Electrical Components & Equipment - 0.30%
			$210,934		Emerson Electric Co	157,380		7,622
					Molex Inc	29,794		774
Consumer Products - 0.35%								$8,396
Avery Dennison Corp	21,955		711
Clorox Co/The	28,046		2,028		Electronics - 1.04%
Kimberly-Clark Corp	85,448		7,130		Agilent Technologies Inc	75,397		2,713
			$9,869		Amphenol Corp	34,835		2,095
					FLIR Systems Inc	32,685		635
Cosmetics & Personal Care - 1.99%					Honeywell International Inc	168,902		10,344
Avon Products Inc	93,492		1,448		Jabil Circuit Inc	40,461		702
Colgate-Palmolive Co	96,446		10,123		PerkinElmer Inc	24,683		763
Estee Lauder Cos Inc/The	51,946		3,201		TE Connectivity Ltd	92,571		2,979
Procter & Gamble Co/The	595,978		41,266		Thermo Fisher Scientific Inc	79,099		4,830
			$56,038		Tyco International Ltd	99,509		2,674
					Waters Corp (a)	18,972		1,552
Distribution & Wholesale - 0.30%								$29,287
Fastenal Co	58,315		2,607
Fossil Inc (a)	11,849		1,032		Engineering & Construction - 0.11%
Genuine Parts Co	33,561		2,100		Engility Holdings Inc (a)	1		—
WW Grainger Inc	12,969		2,612		Fluor Corp	36,129		2,018
			$8,351		Jacobs Engineering Group Inc (a)	28,074		1,083

Diversified Financial Services - 2.28%								$3,101
American Express Co	213,413		11,945		Entertainment - 0.03%
Ameriprise Financial Inc	45,598		2,662		International Game Technology	57,796		742
BlackRock Inc	27,685		5,251
Charles Schwab Corp/The	237,097		3,220
CME Group Inc/IL	66,194		3,702		Environmental Control - 0.24%
					Republic Services Inc	64,813		1,838
Discover Financial Services	111,418		4,568		Stericycle Inc (a)	18,534		1,756
E*Trade Financial Corp (a)	55,562		465
Federated Investors Inc	20,277		471		Waste Management Inc	94,288		3,087
Franklin Resources Inc	29,902		3,821					$6,681
IntercontinentalExchange Inc (a)	15,744		2,062		Food - 1.85%
Invesco Ltd	96,339		2,343		Campbell Soup Co	38,975		1,375
Legg Mason Inc	26,009		663		ConAgra Foods Inc	87,867		2,446
NASDAQ OMX Group Inc/The	25,640		610		Dean Foods Co (a)	39,996		674
NYSE Euronext	53,230		1,318		General Mills Inc	140,277		5,622
SLM Corp	101,570		1,786		Hershey Co/The	32,814		2,259
T Rowe Price Group Inc	54,925		3,567		HJ Heinz Co	69,293		3,985
Visa Inc	113,097		15,693		Hormel Foods Corp	29,010		857
			$64,147		JM Smucker Co/The	23,684		2,028
					Kellogg Co	53,411		2,795
Electric - 3.16%					Kraft Foods Group Inc (a)	128,001		5,822
AES Corp/VA	134,338		1,404
Ameren Corp	52,502		1,726		Kroger Co/The	117,859		2,972
					McCormick & Co Inc/MD	28,700		1,769
American Electric Power Co Inc	104,925		4,663		Mondelez International Inc	384,003		10,191
CMS Energy Corp	57,339		1,394
Consolidated Edison Inc	63,377		3,827		Safeway Inc	51,824		845
					Sysco Corp	126,931		3,944
Dominion Resources Inc/VA	124,063		6,548		Tyson Foods Inc	62,654		1,053
DTE Energy Co	37,165		2,308
Duke Energy Corp	152,360		10,009		Whole Foods Market Inc	37,162		3,520
Edison International	70,500		3,309					$52,157
Entergy Corp	38,369		2,785		Forest Products & Paper - 0.16%
Exelon Corp	184,698		6,609		International Paper Co	94,632		3,391
FirstEnergy Corp	90,495		4,137		MeadWestvaco Corp	37,566		1,115
Integrys Energy Group Inc	16,859		911					$4,506
NextEra Energy Inc	91,478		6,409
Northeast Utilities	67,902		2,669		Gas - 0.28%
NRG Energy Inc	49,302		1,063		AGL Resources Inc	25,428		1,038
Pepco Holdings Inc	49,527		984		CenterPoint Energy Inc	92,479		2,004
PG&E Corp	92,279		3,924		NiSource Inc	61,649		1,570
Pinnacle West Capital Corp	23,703		1,256		Sempra Energy	48,639		3,393
PPL Corp	125,661		3,717					$8,005
Public Service Enterprise Group Inc	109,476		3,508		Hand & Machine Tools - 0.12%
SCANA Corp	28,411		1,394		Snap-on Inc	12,585		973
Southern Co/The	189,291		8,866		Stanley Black & Decker Inc	36,381		2,521
TECO Energy Inc	44,053		787					$3,494
Wisconsin Energy Corp	49,865		1,918

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Healthcare - Products - 1.76%					Internet - 3.11%
Baxter International Inc	118,411		$7,416		Amazon.com Inc (a)	78,255		$18,219
Becton Dickinson and Co	43,180		3,268		eBay Inc (a)	250,961		12,119
Boston Scientific Corp (a)	307,043		1,578		Expedia Inc	20,267		1,199
CareFusion Corp (a)	48,019		1,276		F5 Networks Inc (a)	17,100		1,410
Covidien PLC	103,885		5,709		Google Inc (a)	57,319		38,964
CR Bard Inc	16,869		1,623		Netflix Inc (a)	12,017		950
DENTSPLY International Inc	30,680		1,130		priceline.com Inc (a)	10,781		6,186
Edwards Lifesciences Corp (a)	25,039		2,174		Symantec Corp (a)	152,106		2,767
Hospira Inc (a)	35,727		1,097		TripAdvisor Inc (a)	23,715		718
Intuitive Surgical Inc (a)	8,641		4,685		VeriSign Inc (a)	33,841		1,255
Medtronic Inc	220,740		9,178		Yahoo! Inc (a)	225,571		3,792
Patterson Cos Inc	18,385		614					$87,579
St Jude Medical Inc	67,938		2,599
Stryker Corp	62,564		3,291		Iron & Steel - 0.18%
Varian Medical Systems Inc (a)	23,957		1,599		Allegheny Technologies Inc	23,191		611
Zimmer Holdings Inc	37,801		2,427		Cliffs Natural Resources Inc	30,833		1,118
			$49,664		Nucor Corp	68,692		2,757
					United States Steel Corp	31,219		637
Healthcare - Services - 1.19%								$5,123
Aetna Inc	72,315		3,160
Cigna Corp	62,397		3,182		Leisure Products & Services - 0.21%
Coventry Health Care Inc	28,963		1,264		Carnival Corp	96,760		3,665
DaVita Inc (a)	18,423		2,073		Harley-Davidson Inc	49,314		2,306
Humana Inc	34,992		2,599					$5,971
Laboratory Corp of America Holdings (a)	20,751		1,758		Lodging - 0.28%
Quest Diagnostics Inc	34,351		1,983		Marriott International Inc/DE	54,477		1,987
Tenet Healthcare Corp (a)	22,544		532		Starwood Hotels & Resorts Worldwide Inc	42,513		2,204
UnitedHealth Group Inc	223,460		12,514		Wyndham Worldwide Corp	30,767		1,551
WellPoint Inc	70,365		4,312		Wynn Resorts Ltd	17,183		2,080
			$33,377					$7,822

Holding Companies - Diversified - 0.03%					Machinery - Construction & Mining - 0.48%
Leucadia National Corp	42,868		973		Caterpillar Inc	141,356		11,988
					Joy Global Inc	22,910		1,431
Home Builders - 0.14%								$13,419
DR Horton Inc	60,108		1,260		Machinery - Diversified - 0.63%
Lennar Corp	35,230		1,320		Cummins Inc	38,317		3,586
Pulte Group Inc (a)	73,073		1,267
					Deere & Co	84,750		7,241
			$3,847		Flowserve Corp	11,064		1,499
Home Furnishings - 0.08%					Rockwell Automation Inc	30,542		2,170
Harman International Industries Inc	14,533		609		Roper Industries Inc	21,164		2,311
Whirlpool Corp	16,780		1,639		Xylem Inc/NY	40,159		974
			$2,248					$17,781

Housewares - 0.05%					Media - 3.30%
Newell Rubbermaid Inc	62,491		1,290		Cablevision Systems Corp	46,692		813
					CBS Corp	128,797		4,173
					Comcast Corp - Class A	579,003		21,718
Insurance - 3.75%					DIRECTV (a)	135,857		6,944
ACE Ltd	73,374		5,771		Discovery Communications Inc - A Shares (a)	53,479		3,156
Aflac Inc	101,326		5,044		Gannett Co Inc	50,076		846
Allstate Corp/The	104,930		4,195		McGraw-Hill Cos Inc/The	60,630		3,352
American International Group Inc (a)	252,358		8,815		News Corp - Class A	440,536		10,538
Aon PLC	69,763		3,764		Scripps Networks Interactive Inc	18,699		1,135
Assurant Inc	17,545		663		Time Warner Cable Inc	66,292		6,570
Berkshire Hathaway Inc - Class B (a)	396,810		34,265		Time Warner Inc	205,331		8,922
Chubb Corp/The	57,525		4,428		Viacom Inc	102,440		5,252
Cincinnati Financial Corp	31,650		1,261		Walt Disney Co/The	388,250		19,052
Genworth Financial Inc (a)	106,380		634		Washington Post Co/The	983		328
Hartford Financial Services Group Inc	94,303		2,047					$92,799
Lincoln National Corp	60,408		1,498
Loews Corp	67,624		2,859		Metal Fabrication & Hardware - 0.19%
Marsh & McLennan Cos Inc	117,755		4,007		Precision Castparts Corp	31,451		5,443
MetLife Inc	229,853		8,158
Progressive Corp/The	121,266		2,704		Mining - 0.61%
Prudential Financial Inc	100,834		5,753		Alcoa Inc	230,857		1,978
Torchmark Corp	20,643		1,044		Freeport-McMoRan Copper & Gold Inc	205,401		7,986
Travelers Cos Inc/The	83,385		5,915		Newmont Mining Corp	107,361		5,857
Unum Group	60,617		1,229		Titanium Metals Corp	15,910		186
XL Group PLC	66,150		1,637		Vulcan Materials Co	27,998		1,287
			$105,691					$17,294

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Miscellaneous Manufacturing - 3.27%					Pharmaceuticals - 6.94%
3M Co	137,622		$12,056		Abbott Laboratories	339,577		$22,249
Cooper Industries PLC	34,594		2,592		Allergan Inc/United States	66,545		5,984
Danaher Corp	126,389		6,538		AmerisourceBergen Corp	54,450		2,147
Dover Corp	39,556		2,303		Bristol-Myers Squibb Co	363,311		12,080
Eaton Corp	73,051		3,449		Cardinal Health Inc	73,805		3,036
General Electric Co	2,284,752		48,117		Eli Lilly & Co	220,964		10,745
Illinois Tool Works Inc	93,329		5,724		Express Scripts Holding Co (a)	175,432		10,796
Ingersoll-Rand PLC	62,031		2,917		Forest Laboratories Inc (a)	50,593		1,705
Leggett & Platt Inc	30,422		807		Johnson & Johnson	596,576		42,250
Pall Corp	25,144		1,583		McKesson Corp	51,068		4,765
Parker Hannifin Corp	32,337		2,544		Mead Johnson Nutrition Co	44,091		2,719
Pentair Ltd	45,444		1,920		Merck & Co Inc	659,022		30,071
Textron Inc	60,791		1,533		Mylan Inc/PA (a)	87,827		2,226
			$92,083		Perrigo Co	19,019		2,187
					Pfizer Inc (b)	1,616,267		40,197
Office & Business Equipment - 0.09%					Watson Pharmaceuticals Inc (a)	27,620		2,374
Pitney Bowes Inc	43,415		623					$195,531
Xerox Corp	282,856		1,822
			$2,445		Pipelines - 0.56%
					Kinder Morgan Inc/Delaware	136,800		4,748
Oil & Gas - 8.83%					ONEOK Inc	44,371		2,099
Anadarko Petroleum Corp	108,122		7,440		Spectra Energy Corp	141,270		4,079
Apache Corp	84,652		7,005		Williams Cos Inc/The	135,557		4,743
Cabot Oil & Gas Corp	45,438		2,135					$15,669
Chesapeake Energy Corp	112,306		2,275
Chevron Corp	424,573		46,792		Publicly Traded Investment Fund - 0.33%
ConocoPhillips	262,807		15,203		iShares Core S&P 500 ETF	66,151		9,359
Denbury Resources Inc (a)	84,648		1,298
Devon Energy Corp	81,400		4,738		Real Estate - 0.04%

Diamond Offshore Drilling Inc	15,042		1,042		CBRE Group Inc (a)	65,339		1,177
Ensco PLC	50,210		2,903
EOG Resources Inc	58,429		6,806
EQT Corp	32,370		1,963		REITS - 2.07%
Exxon Mobil Corp	998,810		91,061		American Tower Corp	85,505		6,438
Helmerich & Payne Inc	22,870		1,093		Apartment Investment & Management Co	31,493		841
Hess Corp	64,291		3,360		AvalonBay Communities Inc	20,970		2,843
Marathon Oil Corp	152,550		4,586		Boston Properties Inc	32,623		3,468
Marathon Petroleum Corp	73,202		4,021		Equity Residential	65,134		3,739
Murphy Oil Corp	39,932		2,396		HCP Inc	97,637		4,325
Nabors Industries Ltd (a)	62,835		848		Health Care REIT Inc	55,046		3,271
Newfield Exploration Co (a)	29,208		792		Host Hotels & Resorts Inc	156,355		2,261
Noble Corp	54,659		2,063		Kimco Realty Corp	88,058		1,719
Noble Energy Inc	38,479		3,656		Plum Creek Timber Co Inc	34,951		1,534
Occidental Petroleum Corp	175,259		13,838		Prologis Inc	99,683		3,418
Phillips 66	135,655		6,397		Public Storage	31,184		4,323
Pioneer Natural Resources Co	26,623		2,813		Simon Property Group Inc	65,635		9,990
QEP Resources Inc	38,466		1,116		Ventas Inc	63,914		4,044
Range Resources Corp	35,159		2,298		Vornado Realty Trust	36,589		2,935
Rowan Cos PLC (a)	26,874		852		Weyerhaeuser Co	116,364		3,222
Southwestern Energy Co (a)	75,338		2,614					$58,371
Tesoro Corp	30,249		1,141
Valero Energy Corp	119,358		3,473		Retail - 6.18%
WPX Energy Inc (a)	43,068		730		Abercrombie & Fitch Co	17,867		546
					AutoNation Inc (a)	8,357		371
			$248,748		AutoZone Inc (a)	8,100		3,038
Oil & Gas Services - 1.49%					Bed Bath & Beyond Inc (a)	50,234		2,898
Baker Hughes Inc	95,113		3,992		Best Buy Co Inc	57,551		875
Cameron International Corp (a)	53,290		2,699		Big Lots Inc (a)	12,889		376
FMC Technologies Inc (a)	51,582		2,110		CarMax Inc (a)	49,411		1,668
Halliburton Co	200,749		6,482		Chipotle Mexican Grill Inc (a)	6,856		1,745
National Oilwell Varco Inc	92,270		6,800		Costco Wholesale Corp	93,552		9,208
Schlumberger Ltd	287,146		19,965		CVS Caremark Corp	275,290		12,773
			$42,048		Darden Restaurants Inc	27,747		1,460
					Dollar Tree Inc (a)	49,838		1,987
Packaging & Containers - 0.12%					Family Dollar Stores Inc	20,988		1,384
Ball Corp	33,481		1,434		GameStop Corp	26,708		610
Bemis Co Inc	22,348		739		Gap Inc/The	64,521		2,305
Owens-Illinois Inc (a)	35,718		696
					Home Depot Inc/The	326,184		20,021
Sealed Air Corp	37,812		613		JC Penney Co Inc	30,814		740
			$3,482		Kohl's Corp	46,684		2,487
					Lowe's Cos Inc	246,799		7,991
					Ltd Brands Inc	51,619		2,472

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Retail (continued)			Telecommunications (continued)
Macy's Inc	87,099	$3,316	MetroPCS Communications Inc (a)	68,416		$698
McDonald's Corp	218,207	18,940	Motorola Solutions Inc	61,952		3,202
Nordstrom Inc	33,054	1,877	Sprint Nextel Corp (a)	649,230		3,597
O'Reilly Automotive Inc (a)	25,726	2,204	Verizon Communications Inc	616,448		27,518
PetSmart Inc	23,383	1,552	Windstream Corp	127,232		1,214
Ross Stores Inc	48,454	2,953				$116,733
Staples Inc	147,654	1,700
Starbucks Corp	164,451	7,548	Textiles - 0.03%
Target Corp	141,706	9,034	Cintas Corp	23,272		973
Tiffany & Co	25,758	1,628
TJX Cos Inc	159,279	6,631	Toys, Games & Hobbies - 0.13%
Urban Outfitters Inc (a)	23,618	845	Hasbro Inc	25,080		903
Walgreen Co	185,460	6,534	Mattel Inc	73,771		2,713
Wal-Mart Stores Inc	363,679	27,283				$3,616
Yum! Brands Inc	98,638	6,916
		$173,916	Transportation - 1.52%
			CH Robinson Worldwide Inc	34,940		2,108
Savings & Loans - 0.06%			CSX Corp	225,036		4,606
Hudson City Bancorp Inc	102,851	873	Expeditors International of Washington Inc	45,558		1,668
People's United Financial Inc	76,007	914	FedEx Corp	63,188		5,813
		$1,787	Norfolk Southern Corp	69,138		4,242
Semiconductors - 2.68%			Ryder System Inc	11,062		499

Advanced Micro Devices Inc (a)	130,137	267	Union Pacific Corp	102,481		12,608
Altera Corp	69,225	2,110	United Parcel Service Inc	155,543		11,394
Analog Devices Inc	64,678	2,530				$42,938
Applied Materials Inc	267,773	2,838	TOTAL COMMON STOCKS			$2,740,814
Broadcom Corp	111,281	3,509		Maturity
First Solar Inc (a)	12,985	316	REPURCHASE AGREEMENTS - 2.69%	Amount (000's)	Value	(000	's)
Intel Corp	1,082,563	23,410	Banks - 2.69%
KLA-Tencor Corp	36,031	1,676	Investment in Joint Trading Account; Credit	$25,066		$25,065
Lam Research Corp (a)	39,448	1,396	Suisse Repurchase Agreement; 0.25%
Linear Technology Corp	49,826	1,558	dated 10/31/2012 maturing 11/1/2012
LSI Corp (a)	120,647	826	(collateralized by US Government
Microchip Technology Inc	41,912	1,314	Securities; $25,566,701; 0.00%; dated
Micron Technology Inc (a)	220,177	1,195	05/15/15 - 08/15/37)
NVIDIA Corp	134,044	1,605	Investment in Joint Trading Account; Deutsche	11,697		11,697
Qualcomm Inc	368,575	21,589	Bank Repurchase Agreement; 0.32% dated
Teradyne Inc (a)	40,592	593	10/31/2012 maturing 11/1/2012
Texas Instruments Inc	246,191	6,916	(collateralized by US Government
Xilinx Inc	56,729	1,858	Securities; $11,931,127; 0.28% - 2.50%;
		$75,506	dated 11/04/13 - 10/17/19)
Software - 3.62%			Investment in Joint Trading Account; JP	17,546		17,546
Adobe Systems Inc (a)	106,409	3,618	Morgan Repurchase Agreement; 0.25%
Akamai Technologies Inc (a)	38,366	1,458	dated 10/31/2012 maturing 11/1/2012
Autodesk Inc (a)	49,097	1,563	(collateralized by US Government
BMC Software Inc (a)	31,745	1,292	Securities; $17,896,691; 3.50% - 11.25%;
CA Inc	74,089	1,668	dated 02/15/15 - 11/15/39)
Cerner Corp (a)	31,484	2,399	Investment in Joint Trading Account; Merrill	21,508		21,508
Citrix Systems Inc (a)	40,456	2,501	Lynch Repurchase Agreement; 0.23%
Dun & Bradstreet Corp/The	9,712	787	dated 10/31/2012 maturing 11/1/2012
Electronic Arts Inc (a)	68,895	851	(collateralized by US Government
Fidelity National Information Services Inc	54,186	1,781	Securities; $21,937,934; 0.00% - 9.38%;
Fiserv Inc (a)	29,357	2,200	dated 01/15/13 - 07/15/32)
Intuit Inc	59,732	3,549				$75,816
Microsoft Corp	1,632,620	46,587	TOTAL REPURCHASE AGREEMENTS			$75,816
Oracle Corp	824,062	25,587	Total Investments			$2,816,630
Red Hat Inc (a)	41,767	2,054	Liabilities in Excess of Other Assets, Net - 0.00%			$(98)
Salesforce.com Inc (a)	27,671	4,039	TOTAL NET ASSETS - 100.00%			$2,816,532
		$101,934

Telecommunications - 4.14%			(a) Non-Income Producing Security
AT&T Inc	1,248,312	43,179	(b)	Security or a portion of the security was pledged to cover margin
CenturyLink Inc	134,731	5,171	requirements for futures contracts. At the end of the period, the value of
Cisco Systems Inc	1,144,678	19,620	these securities totaled $5,248 or 0.19% of net assets.
Corning Inc	322,198	3,786
Crown Castle International Corp (a)	63,408	4,232
Frontier Communications Corp	216,064	1,020
Harris Corp	24,503	1,122
JDS Uniphase Corp (a)	50,183	486
Juniper Networks Inc (a)	113,945	1,888

See accompanying notes

		Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2012

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		21.20%
Financial		17.79%
Technology		13.88%
Energy		11.00%
Communications		10.68%
Industrial		9.69%
Consumer, Cyclical		8.70%
Utilities		3.44%
Basic Materials		3.26%
Exchange Traded Funds		0.33%
Diversified		0.03%
Liabilities in Excess of Other Assets, Net		0.00%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	1,051	$76,193	$73,927	$(2,266)
Total					$(2,266)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2012

COMMON STOCKS - 98.11%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 2.63%					Healthcare - Services - 3.49%
Boeing Co/The	283,732		$19,986		Cigna Corp	322,677		$16,457
General Dynamics Corp	420,514		28,629		HCA Holdings Inc	677,315		19,242
			$48,615		UnitedHealth Group Inc	516,585		28,929

Banks - 14.94%								$64,628
Citigroup Inc	563,765		21,079		Home Builders - 1.13%
Fifth Third Bancorp	1,451,248		21,087		Pulte Group Inc (a)	1,206,743		20,925
Goldman Sachs Group Inc/The	397,562		48,657
JP Morgan Chase & Co	1,740,061		72,526
US Bancorp	1,402,263		46,569		Insurance - 6.67%
					Allstate Corp/The	915,020		36,582
Wells Fargo & Co	1,971,505		66,420		Berkshire Hathaway Inc - Class B (a)	232,645		20,089
			$276,338		MetLife Inc	369,407		13,110
Biotechnology - 2.33%					Protective Life Corp	515,083		14,062
Amgen Inc	368,197		31,866		Prudential Financial Inc	694,172		39,603
Gilead Sciences Inc (a)	168,005		11,283					$123,446

			$43,149		Internet - 2.48%
Chemicals - 2.39%					Expedia Inc	213,463		12,626
CF Industries Holdings Inc	139,195		28,561		IAC/InterActiveCorp	686,310		33,183
LyondellBasell Industries NV	291,924		15,586					$45,809

			$44,147		Media - 2.77%
Commercial Services - 0.64%					Comcast Corp - Class A	1,366,730		51,266
ADT Corp/The (a)	284,871		11,825
					Mining - 1.50%
Computers - 2.32%					Freeport-McMoRan Copper & Gold Inc	713,080		27,725
Accenture PLC - Class A	182,498		12,302
Apple Inc	37,317		22,208		Miscellaneous Manufacturing - 2.87%
EMC Corp/MA (a)	341,694		8,344
					General Electric Co	2,250,647		47,399
			$42,854		Pentair Ltd	136,705		5,774
Consumer Products - 0.82%								$53,173
Jarden Corp	305,408		15,209		Oil & Gas - 17.03%
					Chevron Corp	797,546		87,898
Cosmetics & Personal Care - 0.36%					Energen Corp	117,363		5,475
Procter & Gamble Co/The	95,463		6,610		Exxon Mobil Corp	780,294		71,139
					Hess Corp	407,899		21,317
					Marathon Oil Corp	903,296		27,153
Distribution & Wholesale - 0.63%					Marathon Petroleum Corp	530,321		29,130
WESCO International Inc (a)	178,229		11,564
					Noble Corp	327,792		12,371
					Phillips 66	289,629		13,659
Diversified Financial Services - 3.29%					Pioneer Natural Resources Co	134,012		14,158
BlackRock Inc	95,788		18,169		QEP Resources Inc	512,372		14,859
CBOE Holdings Inc	278,139		8,203		Tesoro Corp	470,931		17,759
Discover Financial Services	838,909		34,395					$314,918

			$60,767		Oil & Gas Services - 0.63%
Electric - 4.91%					National Oilwell Varco Inc	158,345		11,670
Ameren Corp	695,870		22,880
DTE Energy Co	486,932		30,239		Pharmaceuticals - 5.29%
NRG Energy Inc	445,376		9,603		Eli Lilly & Co	665,257		32,351
NV Energy Inc	431,208		8,197		Herbalife Ltd	180,152		9,251
Pinnacle West Capital Corp	377,048		19,972		Merck & Co Inc	197,543		9,014
			$90,891		Pfizer Inc (b)	1,896,562		47,168
Electronics - 0.83%								$97,784
Tyco International Ltd	569,743		15,309		REITS - 2.88%
					Essex Property Trust Inc	82,849		12,427
Food - 2.06%					Simon Property Group Inc	136,929		20,842
ConAgra Foods Inc	759,864		21,155		Taubman Centers Inc	255,470		20,067
Kroger Co/The	671,670		16,939					$53,336

			$38,094		Retail - 5.41%
Forest Products & Paper - 1.20%					Dillard's Inc	276,836		21,316
International Paper Co	621,035		22,252		Foot Locker Inc	520,315		17,431
					Lowe's Cos Inc	414,995		13,438
					Macy's Inc	362,267		13,791
Gas - 0.41%					Walgreen Co	520,149		18,325
NiSource Inc	299,112		7,618		Wal-Mart Stores Inc	210,562		15,796
								$100,097

See accompanying notes

		Schedule of Investments
		LargeCap Value Fund
		October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)

Software - 0.77%
CA Inc	635,010	$14,300

Telecommunications - 4.57%
AT&T Inc	991,081	34,281
Cisco Systems Inc	2,364,997	40,536
Sprint Nextel Corp (a)	1,757,026	9,734
		$84,551

Water - 0.86%
American Water Works Co Inc	433,518	15,927

TOTAL COMMON STOCKS		$1,814,797
	Maturity
REPURCHASE AGREEMENTS - 1.83%	Amount (000's)	Value (000's)

Banks - 1.83%
Investment in Joint Trading Account; Credit	$11,205	$11,205
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $11,429,021; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	5,229	5,229
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $5,333,543; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	7,844	7,843
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $8,000,315; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	9,615	9,615
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $9,806,862; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$33,892
TOTAL REPURCHASE AGREEMENTS		$33,892
Total Investments		$1,848,689
Other Assets in Excess of Liabilities, Net - 0.06%		$1,046
TOTAL NET ASSETS - 100.00%		$1,849,735

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,551 or 0.14% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		29.61%
Energy		17.66%
Consumer, Non-cyclical		14.99%
Communications		9.82%
Consumer, Cyclical		7.17%
Industrial		6.33%
Utilities		6.18%
Basic Materials		5.09%
Technology		3.09%
Other Assets in Excess of Liabilities, Net		0.06%
TOTAL NET ASSETS		100.00%

See accompanying notes

		Schedule of Investments
LargeCap Value Fund
October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
S&P 500 Emini; December 2012	Long	390	$28,306	$27,433	$(873)
Total					$(873)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2012

COMMON STOCKS - 99.30%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Advertising - 1.34%					Healthcare - Services (continued)
Lamar Advertising Co (a)	1,251,664		$49,128		Quest Diagnostics Inc	606,569		$35,011
								$138,930

Banks - 2.47%					Holding Companies - Diversified - 1.45%
CIT Group Inc (a)	1,168,091		43,477		Leucadia National Corp	2,351,275		53,374
M&T Bank Corp	452,912		47,148
			$90,625
					Insurance - 13.82%
Beverages - 2.59%					Alleghany Corp (a)	63,775		22,168
Beam Inc	644,038		35,783		Aon PLC	1,079,915		58,261
DE Master Blenders 1753 NV (a)	1,756,459		21,543		Arch Capital Group Ltd (a)	818,628		36,142
Molson Coors Brewing Co	875,088		37,751		Brown & Brown Inc	1,813,936		46,346
			$95,077		Fairfax Financial Holdings Ltd	47,730		17,707
					Loews Corp	2,332,653		98,625
Building Materials - 0.66%					Markel Corp (a)	185,980		87,771
Martin Marietta Materials Inc	295,689		24,338		Marsh & McLennan Cos Inc	1,087,423		37,005
					Progressive Corp/The	1,913,224		42,665
Chemicals - 1.80%					White Mountains Insurance Group Ltd	75,835		38,881
Airgas Inc	510,581		45,426		Willis Group Holdings PLC	638,880		21,511
Ecolab Inc	298,887		20,803					$507,082

			$66,229		Internet - 3.95%
Commercial Services - 3.80%					Liberty Interactive Corp (a)	3,302,591		66,052
ADT Corp/The (a)	393,360		16,328		Liberty Ventures (a)	265,128		15,088
Ascent Capital Group Inc (a)	376,535		22,385		VeriSign Inc (a)	1,725,062		63,948
Iron Mountain Inc	622,173		21,527					$145,088
Live Nation Entertainment Inc (a)	1,282,070		11,731
Macquarie Infrastructure Co LLC	494,218		20,604		Lodging - 0.72%
Moody's Corp	977,508		47,077		Wynn Resorts Ltd	217,235		26,299
			$139,652
					Machinery - Diversified - 0.25%
Consumer Products - 0.45%					Xylem Inc/NY	372,850		9,045
Clorox Co/The	226,222		16,356

					Media - 9.71%
Distribution & Wholesale - 1.40%					Discovery Communications Inc - C Shares (a)	1,559,861		85,449
Fastenal Co	474,324		21,202		FactSet Research Systems Inc	158,031		14,310
WW Grainger Inc	148,909		29,992		Liberty Global Inc - A Shares (a)	710,120		42,628
			$51,194		Liberty Global Inc - B Shares (a)	572,431		32,222
Diversified Financial Services - 2.77%					Liberty Media Corp - Liberty Capital (a)	1,392,103		155,456
Charles Schwab Corp/The	3,453,046		46,892		McGraw-Hill Cos Inc/The	479,045		26,482
LPL Financial Holdings Inc	1,151,801		33,633					$356,547
SLM Corp	1,210,573		21,282		Mining - 1.64%
			$101,807		Franco-Nevada Corp	1,045,998		60,231
Electric - 1.71%
Brookfield Infrastructure Partners LP	645,280		22,165		Miscellaneous Manufacturing - 0.55%
Calpine Corp (a)	1,366,600		24,052
					Donaldson Co Inc	436,245		14,078
National Fuel Gas Co	311,679		16,426		Pentair Ltd	144,495		6,103
			$62,643					$20,181

Electronics - 2.19%					Oil & Gas - 3.76%
Gentex Corp/MI	2,171,083		37,386		Cimarex Energy Co	418,808		23,947
Sensata Technologies Holding NV (a)	856,854		24,138
					EOG Resources Inc	353,648		41,197
Tyco International Ltd	700,520		18,823		EQT Corp	320,704		19,444
			$80,347		Marathon Petroleum Corp	628,637		34,531
					Nabors Industries Ltd (a)	1,410,655		19,030
Entertainment - 0.54%
International Game Technology	1,552,013		19,928					$138,149
					Pharmaceuticals - 1.49%
Environmental Control - 0.48%					Mead Johnson Nutrition Co	193,724		11,945
Covanta Holding Corp	964,882		17,542		Valeant Pharmaceuticals International Inc (a)	762,954		42,672
								$54,617

Healthcare - Products - 3.32%					Pipelines - 4.36%
Becton Dickinson and Co	569,770		43,120		Kinder Morgan Inc/Delaware	1,813,540		62,948
CR Bard Inc	461,436		44,386		Kinder Morgan Inc/Delaware - Warrants (a)	660,727		2,544
DENTSPLY International Inc	932,497		34,353		Williams Cos Inc/The	2,699,874		94,468
			$121,859					$159,960

Healthcare - Services - 3.79%					Private Equity - 0.78%
Coventry Health Care Inc	535,126		23,353		Onex Corp	712,984		28,700
Laboratory Corp of America Holdings (a)	950,855		80,566

See accompanying notes

Schedule of Investments
MidCap Blend Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	REPURCHASE AGREEMENTS	Maturity

Real Estate - 5.15%			(continued)	Amount (000's)	Value (000 's)
Brookfield Asset Management Inc	3,157,971	$108,760	Banks (continued)
CBRE Group Inc (a)	1,504,612	27,113	Investment in Joint Trading Account; Merrill	$3,577	$3,577
Forest City Enterprises Inc (a)	2,383,712	38,259	Lynch Repurchase Agreement; 0.23%
Howard Hughes Corp/The (a)	214,311	15,002	dated 10/31/2012 maturing 11/1/2012
		$189,134	(collateralized by US Government
			Securities; $3,648,532; 0.00% - 9.38%;
REITS - 1.61%			dated 01/15/13 - 07/15/32)
General Growth Properties Inc	2,063,156	40,562			$12,609
Vornado Realty Trust	232,656	18,661	TOTAL REPURCHASE AGREEMENTS		$12,609
		$59,223	Total Investments		$3,657,563
Retail - 10.47%			Other Assets in Excess of Liabilities, Net - 0.36%		$13,045
AutoZone Inc (a)	131,510	49,316	TOTAL NET ASSETS - 100.00%		$3,670,608
Burger King Worldwide Inc	2,541,679	37,769
CarMax Inc (a)	861,664	29,081
Copart Inc (a)	1,095,955	31,553	(a) Non-Income Producing Security
Dollar General Corp (a)	853,527	41,499
O'Reilly Automotive Inc (a)	1,245,710	106,732
TJX Cos Inc	2,122,439	88,357	Portfolio Summary (unaudited)
		$384,307	Sector		Percent
Savings & Loans - 0.19%			Financial		27.13%
BankUnited Inc	294,645	6,986	Communications		19.60%
			Consumer, Non-cyclical		15.44%
			Consumer, Cyclical		14.13%
Semiconductors - 1.36%			Energy		8.12%
Microchip Technology Inc	1,590,378	49,858	Industrial		4.62%
			Technology		4.00%
Software - 2.64%			Basic Materials		3.44%
Fidelity National Information Services Inc	1,371,471	45,080	Utilities		1.71%
Intuit Inc	872,831	51,864	Diversified		1.45%
		$96,944	Other Assets in Excess of Liabilities, Net		0.36%
			TOTAL NET ASSETS		100.00%
Telecommunications - 4.60%
Crown Castle International Corp (a)	761,281	50,815
EchoStar Corp (a)	999,608	31,748
Motorola Solutions Inc	1,208,436	62,452
SBA Communications Corp (a)	357,495	23,820
		$168,835

Textiles - 1.00%
Mohawk Industries Inc (a)	441,725	36,871

Transportation - 0.49%
Expeditors International of Washington Inc	488,072	17,868

TOTAL COMMON STOCKS		$3,644,954
	Maturity
REPURCHASE AGREEMENTS - 0.34%	Amount (000's)	Value (000 's)

Banks - 0.34%
Investment in Joint Trading Account; Credit	$4,169	$4,169
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $4,252,037; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	1,945	1,945
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $1,984,285; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	2,918	2,918
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $2,976,426; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

INVESTMENT COMPANIES - 4.38%	Shares Held	Value (000 's)		Principal

Publicly Traded Investment Fund - 4.38%			BONDS (continued)	Amount (000's)	Value (000 's)
BlackRock Liquidity Funds TempFund	21,160,000	$21,160	Insurance - 1.42%
Portfolio			New York Life Global
DWS Money Market Series	2,010,000	2,010	0.45%, 7/26/2013(a),(c)	$16,000	$16,000
STIT - Liquid Assets Portfolio	26,100,000	26,100

		$49,270	Other Asset Backed Securities - 2.03%
TOTAL INVESTMENT COMPANIES		$49,270	CIT Equipment Collateral
	Principal		0.44%, 4/22/2013(a),(b)	2,547	2,546
BONDS - 14.87%	Amount (000's)	Value (000 's)	CNH Equipment Trust
Automobile Asset Backed Securities - 5.63%			0.38%, 7/12/2013	4,071	4,071
Ally Auto Receivables Trust 2012-3			GE Equipment Midticket LLC
0.34%, 6/17/2013(a)	$2,744	$2,744	0.23%, 8/22/2013	4,815	4,815
Ally Auto Receivables Trust 2012-SN1			GE Equipment Transportation LLC
0.25%, 9/20/2013(a)	4,270	4,270	0.26%, 10/24/2013(a)	6,300	6,300
AmeriCredit Automobile Receivables Trust			GE Equipment Transportation LLC Series
0.30%, 9/9/2013(a)	5,356	5,356	2012-1
CarMax Auto Owner Trust			0.39%, 3/22/2013(a)	679	679
0.23%, 10/15/2013(a)	6,000	6,000	John Deere Owner Trust
Enterprise Fleet Financing LLC			0.38%, 3/15/2013(a)	668	668
0.33%, 9/20/2013(a),(b)	5,299	5,299	Macquarie Equipment Funding Trust
Honda Auto Receivables Owner Trust			0.29%, 10/21/2013(a),(b)	2,500	2,500
0.41%, 3/15/2013(a)	794	795	Volvo Financial Equipment LLC
Hyundai Auto Lease Securitization Trust 2012-			0.35%, 3/15/2013(a),(b)	1,228	1,228
A					$22,807
0.38%, 6/17/2013(b)	2,699	2,699
			Retail - 0.41%
Hyundai Auto Receivables Trust			Target Corp
0.29%, 7/15/2013(a)	2,843	2,844
			0.38%, 1/11/2013(a)	4,600	4,600
Mercedes-Benz Auto Lease Trust 2012-A
0.34%, 4/15/2013(a)	62	62
Mercedes-Benz Auto Receivables Trust			TOTAL BONDS		$167,052

0.23%, 9/16/2013 (a)	6,177	6,177		Principal
Navistar Financial 2012-A Owner Trust			MUNICIPAL BONDS - 8.22%	Amount (000's)	Value (000 's)
0.43%, 7/18/2013(a),(b)	3,712	3,712	California - 2.68%
Nissan Auto Lease Trust			California Statewide Communities
0.25%, 10/15/2013(a)	5,000	5,000	Development Authority FANNIE MAE
Nissan Auto Receivables Owner Trust			0.18%, 11/7/2012	$100	$100
0.26%, 8/15/2013	4,032	4,032	Kern Water Bank Authority WELLS FARGO
Santander Drive Auto Receivables Trust 2012-			0.21%, 11/7/2012	5,120	5,120
4			San Jose Redevelopment Agency JP
0.43%, 7/15/2013	2,286	2,286	MORGAN CHASE & CO
Volkswagen Auto Loan Enhanced Trust			0.18%, 11/7/2012	24,810	24,810
0.23%, 10/21/2013(a)	7,799	7,799			$30,030
Wheels SPV LLC
0.50%, 5/20/2013(a),(b)	1,713	1,713	Colorado - 0.66%
World Omni Automobile Lease Securitization			City of Colorado Springs CO Utilities System
Trust			Revenue BANK OF AMERICA
0.33%, 6/17/2013(a)	2,437	2,437	0.21%, 11/7/2012	6,100	6,100
		$63,225	County of Kit Carson CO WELLS FARGO
			0.23%, 11/7/2012	1,390	1,390
Banks - 2.07%					$7,490
JP Morgan Chase Bank NA
0.33%, 11/21/2013(a)	8,000	8,000	Connecticut - 0.61%
0.47%, 7/9/2013(a)	8,000	8,000	Connecticut Housing Finance
Wells Fargo Bank NA			Authority FEDERAL HOME LOAN BANK
0.44%, 11/22/2013(a)	7,200	7,200	0.19%, 11/7/2012	6,875	6,875
		$23,200

Diversified Financial Services - 2.35%			Georgia - 0.17%
Corporate Finance Managers Inc			Savannah College of Art & Design Inc BANK
0.21%, 11/7/2012	11,400	11,400	OF AMERICA
MetLife Inc			0.23%, 11/7/2012	1,900	1,900
0.63%, 8/16/2013(a),(c)	15,000	15,000
		$26,400	Illinois - 1.29%
			Memorial Health System/IL JP MORGAN
Healthcare - Services - 0.96%			CHASE & CO
Portland Clinic LLP/The			0.23%, 11/7/2012	14,495	14,495
0.22%, 11/7/2012	10,820	10,820

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	COMMERCIAL PAPER - 62.67%	Amount (000's)	Value (000 's)

Indiana - 0.28%			Automobile Manufacturers - 0.66%
Ball State University Foundation Inc US			Toyota Financial Services de Puerto Rico
BANK			Inc TOYOTA FINANCIAL SERVICES
0.30%, 11/1/2012	$3,150	$3,150	0.19%, 1/16/2013	$7,400	$7,397

Maryland - 0.41%			Banks - 21.45%
City of Baltimore MD STATE STREET			Bank of Nova Scotia/New York
BANK & TRUST			0.18%, 12/28/2012	7,000	6,998
0.17%, 11/7/2012	4,600	4,600	Bank of Tokyo-Mitsubishi UFJ Ltd/New York
			NY
			0.31%, 12/7/2012	7,000	6,998
Minnesota - 0.49%			Commonwealth Bank of Australia
City of St Paul MN US BANK			0.31%, 2/11/2013(b),(d)	8,000	7,993
0.21%, 11/7/2012	2,200	2,200	0.32%, 2/13/2013(b),(d)	7,000	6,994
Minnesota Housing Finance Agency STATE			Credit Suisse/New York NY
STREET BANK & TRUST			0.21%, 12/17/2012	6,000	5,998
0.21%, 11/7/2012	3,305	3,305	0.24%, 12/5/2012	7,000	6,998
		$5,505	DNB Bank ASA
New Mexico - 0.34%			0.17%, 11/21/2012(b),(d)	5,400	5,400
City of Las Cruces NM WELLS FARGO			HSBC USA Inc
0.21%, 11/7/2012	3,800	3,800	0.24%, 1/10/2013	7,000	6,997
			0.25%, 12/20/2012	6,500	6,498
			0.25%, 1/28/2013	6,500	6,496
New York - 0.47%			Manhattan Asset Funding Co LLC
Housing Development			0.20%, 11/8/2012(b)	7,100	7,100
Corp/NY LANDESBANK HESSEN			0.20%, 11/28/2012(b)	6,500	6,499
THUERINGEN			0.21%, 11/16/2012(b)	6,200	6,199
0.23%, 11/7/2012	5,300	5,300	0.23%, 12/13/2012(b)	7,000	6,998
			Mitsubishi UFJ Trust & Banking Corp/NY
Oklahoma - 0.39%			0.33%, 11/27/2012(b)	7,000	6,998
Oklahoma University Hospital BANK OF			0.33%, 12/3/2012(b)	8,000	7,998
AMERICA			Mizuho Funding LLC MIZUHO CORP
0.28%, 11/7/2012	4,400	4,400	BANK
			0.25%, 1/15/2013(b)	7,000	6,996
			0.31%, 12/14/2012(b)	6,800	6,797
Rhode Island - 0.33%			0.33%, 11/6/2012(b)	7,000	7,000
Rhode Island Student Loan Authority STATE			National Australia Funding Delaware
STREET BANK & TRUST			Inc NATIONAL AUSTRALIA BANK
0.17%, 11/7/2012(a)	3,700	3,700
			0.33%, 11/13/2012(b)	8,000	7,999
			Oversea-Chinese Banking Corp Ltd
Washington - 0.10%			0.19%, 12/27/2012(d)	7,200	7,198
Washington State Housing Finance			0.22%, 11/2/2012(d)	7,800	7,800
Commission FANNIE MAE			0.22%, 11/20/2012(d)	8,000	7,999
0.18%, 11/7/2012	735	735	Skandinaviska Enskilda Banken AB
0.19%, 11/7/2012	345	345	0.28%, 12/12/2012(b),(d)	7,000	6,998
Washington State Housing Finance			0.29%, 12/17/2012(b),(d)	8,400	8,397
Commission US BANK			Societe Generale North America
0.28%, 11/7/2012	75	75	Inc SOCIETE GENERALE
		$1,155	0.25%, 11/8/2012	8,000	8,000
TOTAL MUNICIPAL BONDS		$92,400	Standard Chartered Bank/New York
			0.31%, 1/22/2013(b)	7,000	6,995
	Maturity		0.36%, 12/31/2012(b)	7,400	7,396
REPURCHASE AGREEMENTS - 9.79%	Amount (000's)	Value (000 's)	0.38%, 11/9/2012(b)	8,000	7,999
Banks - 9.79%			Sumitomo Mitsui Banking Corp
Deutsche Bank Repurchase Agreement; 0.32% $ 55,000		$55,000	0.19%, 12/19/2012(b),(d)	8,000	7,998
dated 10/31/2012 maturing 11/1/2012			0.23%, 1/29/2013(b),(d)	6,800	6,796
(collateralized by US Government Security;			0.27%, 12/24/2012(b),(d)	7,000	6,997
$56,100,000 ; 0.13%; dated 07/15/22)			Union Bank NA
Goldman Sachs Repurchase Agreement; 0.23%	55,000	55,000	0.25%, 11/19/2012	6,000	5,999
dated 10/31/2012 maturing 11/1/2012			Westpac Banking Corp
(collateralized by US Government Security;			0.33%, 11/14/2012(b),(d)	6,500	6,499
$56,100,000 ; 0.23% - 5.38%; dated					$241,025
04/17/13 - 02/24/14)
		$110,000	Beverages - 1.78%
TOTAL REPURCHASE AGREEMENTS		$110,000	Anheuser-Busch InBev Worldwide
			Inc ANHEUSER-BUSCH INBEV SA/NV
			ANHEUSER-BUSCH COMPANIES,
			INC., BRANDBREW S.A., COBREW
			NV/SA
			0.22%, 11/30/2012(b)	6,000	5,999

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2012

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000 's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000 's)

Beverages (continued)			Diversified Financial Services (continued)
Anheuser-Busch InBev Worldwide			UOB Funding LLC UNITED OVERSEAS
Inc ANHEUSER-BUSCH INBEV SA/NV			BANK LTD
ANHEUSER-BUSCH COMPANIES,			0.18%, 1/23/2013	$2,025	$2,024
INC., BRANDBREW S.A., COBREW			0.26%, 1/24/2013	8,000	7,995
NV/SA (continued)			0.30%, 2/25/2013	8,000	7,992
0.22%, 12/6/2012(b)	$7,000	$6,998			$239,902
0.25%, 11/7/2012(b)	7,000	7,000
		$19,997	Electric - 4.76%
			GDF Suez
Commercial Services - 0.53%			0.22%, 11/1/2012(b)	7,025	7,025
Salvation Army/United States			0.22%, 11/5/2012(b)	7,000	7,000
0.18%, 12/10/2012	6,000	5,999	0.24%, 12/18/2012(b)	7,000	6,998
			0.24%, 1/2/2013(b)	5,500	5,498
			Oglethorpe Power Corp
Consumer Products - 1.86%			0.35%, 11/2/2012(b)	7,000	7,000
Reckitt Benckiser Treasury Services			0.35%, 11/21/2012(b)	7,000	6,998
PLC RECKITT BENCKISER GROUP			0.38%, 12/18/2012(b)	7,000	6,996
0.34%, 11/26/2012(b)	7,000	6,998
0.40%, 11/1/2012(b)	6,000	6,000	Southern Co Funding Corp
			0.20%, 11/5/2012(b)	6,000	6,000
0.50%, 12/3/2012(b)	7,900	7,897
		$20,895			$53,515
			Insurance - 1.33%
Diversified Financial Services - 21.35%			Prudential Funding LLC PRUDENTIAL
Alpine Securitization Corp
0.18%, 11/16/2012(b)	7,000	6,999	FINANCIAL INC
0.18%, 11/20/2012(b)	6,000	5,999	0.19%, 11/19/2012	7,900	7,899
0.18%, 11/28/2012(b)	7,800	7,799	Prudential PLC
			0.35%, 12/7/2012(b)	7,000	6,998
0.20%, 12/5/2012(b)	6,000	5,999
BNP Paribas Finance Inc BNP PARIBAS					$14,897
0.24%, 12/21/2012	7,000	6,998	Miscellaneous Manufacturing - 0.62%
Bryant Park Funding LLC			Danaher Corp
0.18%, 11/15/2012(b)	7,000	7,000	0.16%, 11/5/2012(b)	7,000	7,000
0.18%, 11/21/2012(b)	2,000	2,000
0.18%, 11/26/2012(b)	8,000	7,999
Collateralized Commercial Paper Co LLC			Oil & Gas - 2.62%
0.27%, 11/29/2012	7,000	6,999	ConocoPhillips CONOCOPHILLIPS CO
			0.18%, 11/6/2012(b)	8,000	8,000
0.28%, 11/13/2012	6,000	5,999
Dealer Capital Access Trust LLC			Motiva Enterprises LLC
0.37%, 11/1/2012	7,000	7,000	0.18%, 11/9/2012	7,000	7,000
0.39%, 11/1/2012	8,000	8,000	0.19%, 11/2/2012	2,500	2,500
0.39%, 11/14/2012	8,000	7,999	0.19%, 11/7/2012	7,000	7,000
Fairway Finance LLC			Total Capital Canada Ltd TOTAL SA
			0.15%, 11/27/2012(b)	5,000	4,999
0.20%, 11/8/2012(b)	8,000	8,000
Gotham Funding Corp					$29,499
0.18%, 11/15/2012(b)	7,100	7,100	Pharmaceuticals - 0.71%
0.25%, 1/2/2013(b)	7,000	6,997	AstraZeneca PLC
0.27%, 12/4/2012(b)	7,000	6,998	0.16%, 12/27/2012	8,000	7,998
ING US Funding LLC ING BANK
0.22%, 1/11/2013	7,800	7,797
0.29%, 12/12/2012	8,000	7,997	Supranational Bank - 2.53%
Jupiter Securitization Co LLC			Corp Andina de Fomento
0.16%, 11/2/2012(b)	2,000	2,000	0.24%, 11/16/2012(b)	7,500	7,499
0.16%, 11/7/2012(b)	7,000	7,000	0.34%, 12/11/2012(b)	7,900	7,897
Liberty Street Funding LLC			0.36%, 11/8/2012(b)	6,000	6,000
0.17%, 11/19/2012 (b)	7,000	6,999	0.37%, 11/15/2012(b)	7,000	6,999
0.20%, 11/6/2012(b)	8,000	8,000			$28,395
Market Street Funding LLC			Telecommunications - 2.47%
0.18%, 12/6/2012(b)	7,000	6,999
			Telstra Corp Ltd
0.18%, 12/13/2012(b)	5,100	5,099	0.20%, 12/4/2012(b)	7,800	7,799
0.21%, 11/14/2012(b)	8,000	7,999	0.20%, 12/17/2012(b)	7,000	6,998
0.22%, 11/13/2012(b)	8,000	7,999	0.20%, 12/18/2012(b)	6,000	5,998
Nieuw Amsterdam Receivables Corp			0.22%, 12/10/2012(b)	7,000	6,998
0.18%, 11/23/2012(b)	6,000	5,999
0.20%, 11/9/2012(b)	6,000	6,000			$27,793
0.20%, 12/6/2012(b)	7,900	7,898	TOTAL COMMERCIAL PAPER		$704,312
0.21%, 11/20/2012(b)	8,400	8,399
River Fuel Funding Co #3 BANK OF NOVA
SCOTIA
0.22%, 2/15/2013	3,826	3,824
Sheffield Receivables Corp
0.25%, 1/23/2013(b)	6,000	5,997

See accompanying notes

		Schedule of Investments
		Money Market Fund
		October 31, 2012

Principal
CERTIFICATE OF DEPOSIT - 0.52%	Amount (000's)	Value (000 's)

Banks - 0.52%
Bank of Nova Scotia/Houston
0.52%, 11/8/2013(a),(d)	$5,800	$5,800

TOTAL CERTIFICATE OF DEPOSIT		$5,800
Total Investments		$1,128,834
Liabilities in Excess of Other Assets, Net - (0.45)%		$(5,053)
TOTAL NET ASSETS - 100.00%		$1,123,781

(a) Variable Rate. Rate shown is in effect at October 31, 2012.
(b)		Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $513,613 or 45.70% of net assets.
(c) Security is Illiquid
(d) Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)
Sector		Percent
Financial		60.28%
Insured		8.22%
Asset Backed Securities		7.66%
Consumer, Non-cyclical		5.84%
Utilities		4.76%
Exchange Traded Funds		4.38%
Energy		2.62%
Government		2.53%
Communications		2.47%
Consumer, Cyclical		1.07%
Industrial		0.62%
Liabilities in Excess of Other Assets, Net		(0.45)%
TOTAL NET ASSETS		100.00%

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

COMMON STOCKS - 97.81%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Aerospace & Defense - 2.22%			Computers (continued)
Boeing Co/The	337,282	$23,758	International Business Machines Corp	137,038	$26,658
Northrop Grumman Corp	116,987	8,036	Mentor Graphics Corp (a)	80,502	1,249
Teledyne Technologies Inc (a)	114,141	7,308			$74,670

		$39,102	Consumer Products - 1.44%
Agriculture - 0.31%			Clorox Co/The	82,538	5,968
Archer-Daniels-Midland Co	205,030	5,503	Kimberly-Clark Corp	59,741	4,985
			Tupperware Brands Corp	130,641	7,721

Airlines - 0.63%			WD-40 Co	139,749	6,688
Alaska Air Group Inc (a)	202,072	7,727			$25,362
Cathay Pacific Airways Ltd ADR	376,805	3,361	Cosmetics & Personal Care - 1.14%
		$11,088	Procter & Gamble Co/The	289,072	20,015

Apparel - 1.19%
Nike Inc	230,383	21,052	Distribution & Wholesale - 0.54%
			Pool Corp	226,654	9,547

Automobile Manufacturers - 0.94%
Nissan Motor Co Ltd ADR	159,054	2,659	Diversified Financial Services - 3.03%
PACCAR Inc	321,777	13,946	Ameriprise Financial Inc	86,616	5,056
		$16,605	Charles Schwab Corp/The	1,128,290	15,322
			Franklin Resources Inc	189,520	24,221
Automobile Parts & Equipment - 0.67%			T Rowe Price Group Inc	136,309	8,852
Autoliv Inc	56,382	3,248			$53,451
Johnson Controls Inc	331,347	8,532
		$11,780	Electric - 1.02%
			Duke Energy Corp	132,582	8,710
Banks - 5.52%			Edison International	195,739	9,188
City National Corp/CA	106,365	5,435	Xcel Energy Inc	5,919	167
East West Bancorp Inc	241,595	5,144			$18,065
JP Morgan Chase & Co	501,823	20,916
PNC Financial Services Group Inc	63,117	3,673	Electronics - 1.79%
State Street Corp	201,190	8,967	Electro Scientific Industries Inc	61,344	655
SVB Financial Group (a)	59,250	3,353	FEI Co	134,586	7,409
US Bancorp	462,065	15,345	FLIR Systems Inc	127,729	2,482
Wells Fargo & Co	954,498	32,157	Thermo Fisher Scientific Inc	118,468	7,234
Westamerica Bancorporation	53,207	2,347	Trimble Navigation Ltd (a)	136,977	6,462
		$97,337	Waters Corp (a)	90,137	7,374
					$31,616
Beverages - 2.00%
Brown-Forman Corp	123,666	7,922	Engineering & Construction - 0.71%
Coca Cola Hellenic Bottling Co SA ADR(a)	47,634	1,006	Granite Construction Inc	146,768	4,434
Coca-Cola Co/The	240,640	8,947	Jacobs Engineering Group Inc (a)	210,606	8,127
PepsiCo Inc	251,067	17,384			$12,561

		$35,259	Environmental Control - 0.52%
Biotechnology - 1.35%			Darling International Inc (a)	67,497	1,116
Gilead Sciences Inc (a)	242,577	16,292	Energy Recovery Inc (a)	106,166	315
Life Technologies Corp (a)	152,923	7,479	Waste Connections Inc	237,036	7,782
		$23,771			$9,213

Building Materials - 0.71%			Food - 2.04%
Apogee Enterprises Inc	263,414	5,366	Campbell Soup Co	58,808	2,074
Simpson Manufacturing Co Inc	235,361	7,169	Dairy Farm International Holdings Ltd ADR	198,519	10,998
		$12,535	General Mills Inc	371,042	14,871
			Kroger Co/The	221,651	5,590
Chemicals - 2.12%			Ralcorp Holdings Inc (a)	33,271	2,402
EI du Pont de Nemours & Co	73,475	3,271			$35,935
FMC Corp	178,742	9,566
International Flavors & Fragrances Inc	160,280	10,357	Gas - 1.78%
PPG Industries Inc	61,676	7,221	Northwest Natural Gas Co	17,079	795
Sigma-Aldrich Corp	99,526	6,981	Sempra Energy	438,350	30,575
		$37,396			$31,370

Commercial Services - 1.05%			Healthcare - Products - 1.38%
Hertz Global Holdings Inc (a)	642,140	8,521	Becton Dickinson and Co	79,496	6,016
Robert Half International Inc	166,979	4,490	Medtronic Inc	155,578	6,469
TrueBlue Inc (a)	254,491	3,321	Techne Corp	66,228	4,461
Weight Watchers International Inc	42,233	2,123	Varian Medical Systems Inc (a)	110,603	7,384
		$18,455			$24,330

Computers - 4.24%			Healthcare - Services - 0.55%
Apple Inc	57,702	34,339	DaVita Inc (a)	75,406	8,485
EMC Corp/MA (a)	508,753	12,424

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Healthcare - Services (continued)			Oil & Gas Services - 0.54%
Health Net Inc (a)	57,025	$1,227	Natural Gas Services Group Inc (a)	217,634	$3,451
		$9,712	Schlumberger Ltd	88,174	6,131

Insurance - 2.12%					$9,582
ACE Ltd	69,242	5,446	Pharmaceuticals - 6.52%
Fidelity National Financial Inc	262,045	5,610	Abbott Laboratories	308,993	20,245
HCC Insurance Holdings Inc	305,600	10,892	Allergan Inc/United States	267,067	24,015
MetLife Inc	142,815	5,069	Bristol-Myers Squibb Co	504,946	16,789
StanCorp Financial Group Inc	115,691	3,974	Forest Laboratories Inc (a)	83,105	2,801
XL Group PLC	258,897	6,405	Johnson & Johnson	255,283	18,079
		$37,396	McKesson Corp	213,032	19,878
			Teva Pharmaceutical Industries Ltd ADR	116,293	4,701
Internet - 3.17%			VCA Antech Inc (a)	208,388	4,080
Amazon.com Inc (a)	60,574	14,103
			Watson Pharmaceuticals Inc (a)	50,431	4,335
eBay Inc (a)	304,418	14,700
Google Inc (a)	39,846	27,086			$114,923
		$55,889	Publicly Traded Investment Fund - 0.72%
			iShares Russell 3000 Index Fund	152,273	12,704
Iron & Steel - 1.06%
Reliance Steel & Aluminum Co	184,134	10,006
Schnitzer Steel Industries Inc	305,616	8,713	REITS - 3.70%
		$18,719	Alexandria Real Estate Equities Inc	158,949	11,195
			Annaly Capital Management Inc	82,232	1,327
Leisure Products & Services - 0.67%			Essex Property Trust Inc	54,659	8,199
Ambassadors Group Inc	162,757	833	HCP Inc	339,417	15,036
Carnival Corp	174,336	6,604	Plum Creek Timber Co Inc	101,921	4,475
Harley-Davidson Inc	91,676	4,287	Sabra Health Care REIT Inc	79,890	1,775
		$11,724	Ventas Inc	64,484	4,080
Lodging - 0.23%			Weyerhaeuser Co	693,619	19,206
Red Lion Hotels Corp (a)	616,552	4,063			$65,293
			Retail - 7.01%
Machinery - Construction & Mining - 0.19%			Best Buy Co Inc	62,778	955
Caterpillar Inc	38,602	3,274	Copart Inc (a)	387,858	11,166
			Costco Wholesale Corp	320,948	31,591
			CVS Caremark Corp	131,902	6,120
Machinery - Diversified - 1.18%			Home Depot Inc/The	165,554	10,162
AGCO Corp (a)	39,227	1,785	Jack in the Box Inc (a)	93,939	2,443
Cascade Corp	27,682	1,799	McDonald's Corp	108,847	9,448
Deere & Co	202,475	17,300	Nordstrom Inc	308,185	17,496
		$20,884	Starbucks Corp	460,117	21,119
Media - 2.34%			Wal-Mart Stores Inc	111,965	8,400
Viacom Inc	256,475	13,150	Yum! Brands Inc	67,055	4,701
Walt Disney Co/The	572,144	28,075			$123,601
		$41,225	Savings & Loans - 0.74%
Metal Fabrication & Hardware - 0.62%			Washington Federal Inc	776,868	13,036
Precision Castparts Corp	63,208	10,939
			Semiconductors - 3.50%
Mining - 0.66%			Applied Materials Inc	578,320	6,130
Freeport-McMoRan Copper & Gold Inc	300,464	11,682	Avago Technologies Ltd	140,010	4,625
			Intel Corp	805,879	17,427
			Lam Research Corp (a)	211,621	7,491
Miscellaneous Manufacturing - 1.94%			LSI Corp (a)	362,014	2,480
Aptargroup Inc	121,167	6,213	Microchip Technology Inc	322,680	10,116
Crane Co	138,865	5,830	QLogic Corp (a)	229,349	2,151
General Electric Co	1,051,076	22,136	Qualcomm Inc	146,527	8,583
		$34,179	Supertex Inc (a)	145,826	2,787
Oil & Gas - 9.64%					$61,790
Apache Corp	284,136	23,512	Shipbuilding - 0.07%
Berry Petroleum Co	40,196	1,548	Huntington Ingalls Industries Inc	27,019	1,145
Chevron Corp	429,203	47,303
CNOOC Ltd ADR	25,568	5,256
Devon Energy Corp	239,157	13,921	Software - 5.27%
			Actuate Corp (a)	372,489	1,986
Energen Corp	146,403	6,830	Adobe Systems Inc (a)	441,627	15,015
Exxon Mobil Corp	319,510	29,130	Autodesk Inc (a)	171,545	5,462
HollyFrontier Corp	106,786	4,125	BMC Software Inc (a)	84,013	3,419
Nabors Industries Ltd (a)	214,236	2,890	Informatica Corp (a)	122,231	3,317
Occidental Petroleum Corp	311,972	24,633
Total SA ADR	212,999	10,735	Microsoft Corp	1,297,775	37,032
			Omnicell Inc (a)	176,465	2,573
		$169,883
			Oracle Corp	664,722	20,640

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2012

					Portfolio Summary (unaudited)

COMMON STOCKS (continued)	Shares Held	Value (000 's)			Sector	Percent
					Consumer, Non-cyclical	17.78%
Software (continued)					Financial	17.44%
Tyler Technologies Inc (a)	72,939		$3,487		Technology	13.01%
			$92,931		Consumer, Cyclical	12.69%
					Industrial	12.01%
Telecommunications - 3.97%					Energy	10.18%
AT&T Inc	664,650		22,990		Communications	9.48%
China Mobile Ltd ADR	222,999		12,352		Basic Materials	3.84%
Cisco Systems Inc	470,825		8,070		Utilities	2.99%
Corning Inc	523,355		6,149		Exchange Traded Funds	0.72%
Polycom Inc (a)	299,154		2,998
					Liabilities in Excess of Other Assets, Net	(0.14)%
Verizon Communications Inc	390,853		17,448		TOTAL NET ASSETS	100.00%
			$70,007

Toys, Games & Hobbies - 0.81%
Hasbro Inc	108,123		3,891
Mattel Inc	281,823		10,366
			$14,257

Transportation - 1.81%
Con-way Inc	93,453		2,720
Expeditors International of Washington Inc	460,493		16,859
Union Pacific Corp	100,212		12,329
			$31,908

Trucking & Leasing - 0.25%
Greenbrier Cos Inc (a)	257,563		4,484

Water - 0.19%
California Water Service Group	183,500		3,380

TOTAL COMMON STOCKS			$1,724,628
	Maturity
REPURCHASE AGREEMENTS - 2.33%	Amount (000's)	Value	(000	's)

Banks - 2.33%
Investment in Joint Trading Account; Credit	$13,564		$13,564
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $13,835,489; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	6,330		6,330
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $6,456,561; 0.28% - 2.50%;
dated 11/04/13 - 10/17/19)
Investment in Joint Trading Account; JP	9,495		9,495
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $9,684,842; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	11,639		11,639
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $11,871,772; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
			$41,028
TOTAL REPURCHASE AGREEMENTS			$41,028
Total Investments			$1,765,656
Liabilities in Excess of Other Assets, Net - (0.14)%			$(2,521)
TOTAL NET ASSETS - 100.00%			$1,763,135

(a) Non-Income Producing Security

See accompanying notes

Schedule of Investments
Real Estate Securities Fund
October 31, 2012

COMMON STOCKS - 99.81%	Shares Held	Value (000 's)	REPURCHASE AGREEMENTS	Maturity

Commercial Services - 0.63%			(continued)	Amount (000's)	Value (000 's)
Corrections Corp of America	276,237	$9,295	Banks (continued)
			Investment in Joint Trading Account; JP	$825	$825
Real Estate - 1.40%			Morgan Repurchase Agreement; 0.25%

CBRE Group Inc (a)	438,464	7,901	dated 10/31/2012 maturing 11/1/2012
Jones Lang LaSalle Inc	162,786	12,655	(collateralized by US Government
			Securities; $841,193; 3.50% - 11.25%;
		$20,556	dated 02/15/15 - 11/15/39)
REITS - 97.78%			Investment in Joint Trading Account; Merrill	1,011	1,011
Apartment Investment & Management Co	1,595,941	42,596	Lynch Repurchase Agreement; 0.23%
AvalonBay Communities Inc	472,396	64,038	dated 10/31/2012 maturing 11/1/2012
Boston Properties Inc	801,077	85,155	(collateralized by US Government
Camden Property Trust	768,925	50,465	Securities; $1,031,141; 0.00% - 9.38%;
Campus Crest Communities Inc	469,589	5,208	dated 01/15/13 - 07/15/32)
Colonial Properties Trust	1,171,458	25,339			$3,564
CubeSmart	1,327,016	17,410	TOTAL REPURCHASE AGREEMENTS		$3,564
CYS Investments Inc	961,275	12,900	Total Investments		$1,469,306
DDR Corp	2,237,113	34,362	Liabilities in Excess of Other Assets, Net - (0.05)%		$(723)
Digital Realty Trust Inc	471,075	28,938	TOTAL NET ASSETS - 100.00%		$1,468,583
Douglas Emmett Inc	807,183	18,928
DuPont Fabros Technology Inc	577,416	12,391
Entertainment Properties Trust	677,778	30,127	(a) Non-Income Producing Security
Equity One Inc	655,324	13,696
Equity Residential	1,500,901	86,167
Essex Property Trust Inc	182,292	27,344	Portfolio Summary (unaudited)
Extra Space Storage Inc	780,028	26,903	Sector		Percent
Federal Realty Investment Trust	296,411	31,962
First Industrial Realty Trust Inc (a)	2,666,015	35,591	Financial		99.42%
General Growth Properties Inc	1,162,222	22,849	Consumer, Non-cyclical		0.63%
Glimcher Realty Trust	2,283,480	24,365	Liabilities in Excess of Other Assets, Net		(0.05)%
HCP Inc	855,584	37,902	TOTAL NET ASSETS		100.00%
Health Care REIT Inc	636,826	37,847
Hersha Hospitality Trust	1,920,866	8,778
Highwoods Properties Inc	206,223	6,651
Host Hotels & Resorts Inc	3,486,420	50,414
LaSalle Hotel Properties	561,955	13,453
Pennsylvania Real Estate Investment Trust	437,474	7,231
Prologis Inc	1,904,058	65,290
Public Storage	391,895	54,328
Ramco-Gershenson Properties Trust	1,481,142	19,196
Retail Properties of America Inc	1,393,903	17,061
Saul Centers Inc	391,210	16,928
Senior Housing Properties Trust	1,009,225	22,183
Simon Property Group Inc	1,372,432	208,898
SL Green Realty Corp	780,881	58,800
Strategic Hotels & Resorts Inc (a)	3,037,120	16,674
Sunstone Hotel Investors Inc (a)	1,187,600	11,734
Taubman Centers Inc	506,124	39,756
Ventas Inc	727,558	46,033
		$1,435,891
TOTAL COMMON STOCKS		$1,465,742
	Maturity
REPURCHASE AGREEMENTS - 0.24%	Amount (000's)	Value (000 's)

Banks - 0.24%
Investment in Joint Trading Account; Credit	$1,178	$1,178
Suisse Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $1,201,704; 0.00%; dated
05/15/15 - 08/15/37)
Investment in Joint Trading Account; Deutsche	550	550
Bank Repurchase Agreement; 0.32% dated
10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $560,795; 0.28% - 2.50%; dated
11/04/13 - 10/17/19)

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal			Principal
BONDS - 96.34%	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Aerospace & Defense - 0.75%			Banks (continued)
Raytheon Co			Wachovia Bank NA (continued)
1.40%, 12/15/2014	$4,500	$4,585	4.88%, 2/1/2015	$11,500	$12,417
United Technologies Corp			Wachovia Corp
1.20%, 6/1/2015	4,250	4,333	0.66%, 6/15/2017(b)	6,000	5,858
1.80%, 6/1/2017	2,500	2,595	Wells Fargo Bank NA
		$11,513	5.75%, 5/16/2016	12,250	14,086
			Westpac Banking Corp
Agriculture - 1.05%			2.25%, 11/19/2012	6,950	6,955
Cargill Inc			3.00%, 8/4/2015	4,000	4,221
1.90%, 3/1/2017(a)	4,500	4,591
6.00%, 11/27/2017(a)	9,500	11,445			$304,410
		$16,036	Beverages - 1.60%
			Anheuser-Busch InBev Worldwide Inc
Automobile Floor Plan Asset Backed Securities - 0.02%			0.80%, 7/15/2015	4,250	4,262
Nissan Master Owner Trust Receivables			Heineken NV
1.36%, 1/15/2015(a),(b)	230	230
			1.40%, 10/1/2017(a)	5,500	5,525
			PepsiCo Inc
Automobile Manufacturers - 0.90%			0.75%, 3/5/2015	9,000	9,045
Daimler Finance North America LLC			SABMiller Holdings Inc
1.30%, 7/31/2015(a)	3,000	3,022	1.85%, 1/15/2015(a)	5,500	5,637
1.88%, 9/15/2014(a)	10,500	10,666			$24,469

		$13,688	Biotechnology - 1.50%
Banks - 19.95%			Amgen Inc
Australia & New Zealand Banking Group Ltd			1.88%, 11/15/2014	4,500	4,624
3.70%, 1/13/2015(a)	5,750	6,049	2.13%, 5/15/2017	4,250	4,420
Bank of America Corp			2.30%, 6/15/2016	9,000	9,383
4.88%, 1/15/2013	5,000	5,041	Gilead Sciences Inc
6.50%, 8/1/2016	1,250	1,454	2.40%, 12/1/2014	4,250	4,395
Bank of America NA					$22,822
0.67%, 6/15/2016(b)	4,750	4,525
5.30%, 3/15/2017	19,250	21,611	Chemicals - 1.60%
Bank of New York Mellon Corp/The			Airgas Inc
			3.25%, 10/1/2015	12,000	12,761
2.95%, 6/18/2015	13,060	13,832	Dow Chemical Co/The
Barclays Bank PLC
2.50%, 1/23/2013	2,100	2,110	7.60%, 5/15/2014	10,500	11,576
5.20%, 7/10/2014	7,500	8,019			$24,337
Citigroup Inc			Commercial Services - 0.95%
4.75%, 5/19/2015	4,500	4,877	ERAC USA Finance LLC
6.00%, 12/13/2013	10,000	10,563	2.25%, 1/10/2014(a)	4,750	4,804
6.50%, 8/19/2013	11,500	12,026	2.75%, 7/1/2013(a)	5,500	5,578
Commonwealth Bank of Australia			5.60%, 5/1/2015(a)	3,750	4,126
3.75%, 10/15/2014(a)	12,500	13,186			$14,508
Commonwealth Bank of Australia/New York
NY			Computers - 1.40%
1.25%, 9/18/2015	4,250	4,288	Hewlett-Packard Co
Goldman Sachs Group Inc/The			1.25%, 9/13/2013	3,500	3,501
0.72%, 7/22/2015(b)	8,000	7,840	International Business Machines Corp
HSBC Bank PLC			0.75%, 5/11/2015	12,500	12,572
3.10%, 5/24/2016(a)	3,750	3,968	2.10%, 5/6/2013	5,250	5,297
3.50%, 6/28/2015(a)	13,500	14,368			$21,370
ING Bank NV			Diversified Financial Services - 10.43%
2.38%, 6/9/2014(a)	6,250	6,327
4.00%, 3/15/2016(a)	11,000	11,669	American Express Credit Corp
			5.88%, 5/2/2013	7,000	7,187
JP Morgan Chase Bank NA			American Honda Finance Corp
5.88%, 6/13/2016	18,000	20,458	1.00%, 8/11/2015(a)	2,500	2,503
6.00%, 10/1/2017	11,500	13,601	1.63%, 9/20/2013(a)	4,500	4,542
Morgan Stanley			Caterpillar Financial Services Corp
1.92%, 1/24/2014(b)	8,000	8,053
			2.05%, 8/1/2016	4,500	4,689
6.00%, 5/13/2014	11,500	12,218	FMR LLC
6.00%, 4/28/2015	9,500	10,348	4.75%, 3/1/2013(a)	14,500	14,673
PNC Bank NA			Ford Motor Credit Co LLC
4.88%, 9/21/2017	9,000	10,384	3.98%, 6/15/2016	15,550	16,481
6.00%, 12/7/2017	10,500	12,741	General Electric Capital Corp
Santander US Debt SAU			0.55%, 1/8/2016(b)	15,500	15,272
2.49%, 1/18/2013(a)	4,750	4,744	0.65%, 9/15/2014(b)	9,250	9,217
SunTrust Bank/Atlanta GA			2.95%, 5/9/2016	4,500	4,761
0.72%, 8/24/2015(b)	12,000	11,605
			Jefferies Group Inc
Wachovia Bank NA			3.88%, 11/9/2015	6,500	6,598
0.82%, 11/3/2014(b)	5,000	4,968

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Diversified Financial Services (continued)			Home Equity Asset Backed Securities (continued)
John Deere Capital Corp			Bayview Financial Acquisition Trust
0.88%, 4/17/2015	$4,500	$4,538	0.44%, 11/28/2036(b)	$48	$48
MassMutual Global Funding II			0.84%, 5/28/2044(b)	3,844	3,745
2.30%, 9/28/2015(a)	15,500	16,115	5.66%, 12/28/2036(b)	876	896
2.88%, 4/21/2014(a)	7,000	7,221	6.04%, 11/28/2036	588	587
Murray Street Investment Trust I			Bear Stearns Asset Backed Securities Trust
4.65%, 3/9/2017(b)	21,000	22,787	0.54%, 12/25/2035(b)	8,400	8,256
Toyota Motor Credit Corp			Home Equity Asset Trust
0.88%, 7/17/2015	6,250	6,279	0.68%, 10/25/2035(b)	4,725	3,882
1.75%, 5/22/2017	8,500	8,720	0.69%, 7/25/2035(b)	2,567	2,492
2.05%, 1/12/2017	4,000	4,154	JP Morgan Mortgage Acquisition Corp
3.20%, 6/17/2015	3,250	3,460	0.66%, 6/25/2035(b)	1,800	1,732
		$159,197	0.70%, 7/25/2035(b)	4,684	4,644
			Mastr Asset Backed Securities Trust
Electric - 2.27%			0.46%, 10/25/2035(b)	1,668	1,606
LG&E and KU Energy LLC			Morgan Stanley ABS Capital I
2.13%, 11/15/2015	10,000	10,160	0.96%, 1/25/2035(b)	1,052	1,046
Nisource Finance Corp			New Century Home Equity Loan Trust Series
5.25%, 9/15/2017	8,500	9,797	2005-3
6.15%, 3/1/2013	4,250	4,321	0.69%, 7/25/2035(b)	20,000	19,606
PPL Energy Supply LLC			RAMP Trust
5.70%, 10/15/2035	6,300	6,986	0.68%, 7/25/2035(b)	1,500	1,467
6.20%, 5/15/2016	3,000	3,448	RASC Trust
		$34,712	4.47%, 3/25/2032	816	827
Finance - Mortgage Loan/Banker - 5.38%			4.59%, 8/25/2031	65	65
Fannie Mae			Soundview Home Loan Trust 2005-CTX1
0.50%, 8/9/2013	7,000	7,015	0.63%, 11/25/2035(b)	3,750	3,345
0.50%, 7/2/2015	10,000	10,024	Terwin Mortgage Trust 2005-2HE
0.75%, 12/18/2013	7,000	7,042	0.59%, 1/25/2035(a),(b)	1,162	1,119
1.25%, 2/27/2014	10,000	10,144	Wells Fargo Home Equity Trust
1.50%, 6/26/2013	10,000	10,085	0.62%, 11/25/2035(b)	4,000	3,751
Freddie Mac			0.63%, 10/25/2034(b)	821	747
0.38%, 10/30/2013	10,000	10,013	5.00%, 10/25/2034	11,500	11,410
0.50%, 4/17/2015	10,000	10,033			$96,180
0.63%, 12/29/2014	10,000	10,058	Insurance - 7.86%
1.00%, 8/27/2014	7,500	7,599	Aspen Insurance Holdings Ltd
		$82,013	6.00%, 8/15/2014	4,750	5,091
Food - 1.34%			Berkshire Hathaway Finance Corp
Ingredion Inc			1.50%, 1/10/2014	4,500	4,556
3.20%, 11/1/2015	6,750	7,119	1.60%, 5/15/2017	13,500	13,788
Kraft Foods Group Inc			Berkshire Hathaway Inc
1.63%, 6/4/2015(a)	4,250	4,336	2.20%, 8/15/2016	8,000	8,375
2.25%, 6/5/2017(a)	4,250	4,414	Metropolitan Life Global Funding I
TESCO PLC			0.73%, 3/19/2014(a),(b)	8,500	8,509
2.00%, 12/5/2014(a)	4,500	4,592	2.50%, 1/11/2013(a)	10,750	10,791
		$20,461	5.13%, 4/10/2013(a)	3,500	3,570
			5.13%, 6/10/2014(a)	12,250	13,112
Gas - 0.76%			New York Life Global Funding
Florida Gas Transmission Co LLC			2.25%, 12/14/2012(a)	7,250	7,266
4.00%, 7/15/2015(a)	6,000	6,390	2.45%, 7/14/2016(a)	15,000	15,595
Sempra Energy			3.00%, 5/4/2015(a)	3,750	3,958
2.30%, 4/1/2017	5,000	5,221	4.65%, 5/9/2013(a)	3,250	3,322
		$11,611	Prudential Covered Trust 2012-1
			3.00%, 9/30/2015(a)	20,188	20,961
Home Equity Asset Backed Securities - 6.30%
ABFC 2005-OPT1 Trust			Prudential Financial Inc
0.57%, 7/25/2035(b)	1,134	1,104	4.50%, 7/15/2013	1,000	1,027
ABFC 2005-WMC1 Trust					$119,921
0.65%, 6/25/2035(b)	6,735	6,483	Iron & Steel - 1.27%
ACE Securities Corp			ArcelorMittal
0.55%, 5/25/2035(b)	6,078	5,887	4.00%, 3/1/2016	6,500	6,456
0.57%, 8/25/2035(b)	556	492	5.38%, 6/1/2013	4,500	4,595
0.66%, 4/25/2035(b)	3,166	3,154	Nucor Corp
0.93%, 4/25/2035(b)	2,000	1,955	5.00%, 12/1/2012	8,300	8,325
Aegis Asset Backed Securities Trust					$19,376
0.69%, 3/25/2035(b)	1,450	1,434
Asset Backed Securities Corp Home Equity			Machinery - Construction & Mining - 0.60%
0.72%, 7/25/2035(b)	4,500	4,400	Caterpillar Inc
			0.95%, 6/26/2015	2,500	2,522

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Machinery - Construction & Mining (continued)			Mortgage Backed Securities (continued)
Caterpillar Inc (continued)			MASTR Adjustable Rate Mortgages Trust
1.50%, 6/26/2017	$6,500	$6,598	2004-13
		$9,120	2.63%, 11/21/2034(b)	$1,839	$1,848
			MASTR Adjustable Rate Mortgages Trust
Manufactured Housing Asset Backed Securities - 0.01%			2004-9
Green Tree Financial Corp			0.71%, 11/25/2034(b)	768	770
7.70%, 9/15/2026	120	133	MASTR Alternative Loans Trust
			6.50%, 1/25/2019	1,144	1,208
Media - 0.55%			MASTR Asset Securitization Trust
Walt Disney Co/The			5.25%, 12/25/2033	4,720	4,794
1.13%, 2/15/2017	8,250	8,343	MASTR Asset Securitization Trust 2004-11
			5.00%, 12/25/2019	278	287
			Prime Mortgage Trust
Mining - 1.22%			5.25%, 7/25/2020(b)	3,225	3,232
Anglo American Capital PLC			RALI Trust
2.15%, 9/27/2013(a)	6,500	6,547
			5.00%, 12/26/2018	4,608	4,713
Teck Resources Ltd			5.00%, 3/25/2019	2,112	2,147
5.38%, 10/1/2015	3,750	4,154	5.50%, 8/25/2033	1,641	1,648
Xstrata Finance Canada Ltd			Springleaf Mortgage Loan Trust
2.45%, 10/25/2017(a)	8,000	7,980
			1.57%, 12/25/2059(a),(b),(c)	7,500	7,500
		$18,681	2.22%, 10/25/2057(a),(c)	6,111	6,144
Mortgage Backed Securities - 3.82%			WaMu Mortgage Pass Through Certificates
Banc of America Alternative Loan Trust			5.00%, 9/25/2018	554	570
5.00%, 12/25/2018	1,421	1,470			$58,322
Banc of America Funding Corp			Oil & Gas - 6.51%
4.75%, 9/25/2019	1,922	1,978	BG Energy Capital PLC
5.00%, 6/25/2035(b)	413	412
			2.88%, 10/15/2016(a)	5,600	5,964
Banc of America Mortgage Trust 2004-8			BP Capital Markets PLC
5.25%, 10/25/2019	757	780	1.85%, 5/5/2017	4,500	4,634
Banc of America Mortgage Trust 2005-2			3.13%, 10/1/2015	4,000	4,275
5.00%, 3/25/2020	1,393	1,413	3.63%, 5/8/2014	10,000	10,468
Banc of America Mortgage Trust 2005-7			5.25%, 11/7/2013	8,000	8,387
5.00%, 8/25/2020	990	1,060	Ensco PLC
BCAP LLC Trust			3.25%, 3/15/2016	10,250	10,935
5.25%, 6/26/2037(a)	92	91
			Petrobras International Finance Co - Pifco
Cendant Mortgage Corp			3.88%, 1/27/2016	8,250	8,764
4.88%, 6/25/2034(b)	535	543
			Phillips 66
Chase Mortgage Finance Corp			2.95%, 5/1/2017(a)	11,000	11,732
5.50%, 5/25/2035	76	76	Shell International Finance BV
Countrywide Alternative Loan Trust			3.10%, 6/28/2015	10,000	10,675
6.00%, 2/25/2017	1,128	1,149	Total Capital International SA
Countrywide Asset-Backed Certificates			1.55%, 6/28/2017	8,500	8,680
0.49%, 11/25/2035(b)	1,061	1,060
			Total Capital SA
Countrywide Home Loan Mortgage Pass			3.00%, 6/24/2015	14,000	14,878
Through Trust					$99,392
4.50%, 1/25/2019(b)	900	918
4.50%, 8/25/2033	950	959	Oil & Gas Services - 1.12%
5.00%, 9/25/2019	1,486	1,532	Schlumberger Investment SA
5.25%, 10/25/2034	617	627	1.95%, 9/14/2016(a)	6,500	6,682
Credit Suisse First Boston Mortgage Securities			Weatherford International Ltd/Bermuda
Corp			5.50%, 2/15/2016	9,500	10,434
1.17%, 5/25/2034(b)	527	512			$17,116
5.00%, 9/25/2019	264	263
5.00%, 10/25/2019	1,670	1,691	Other Asset Backed Securities - 4.69%
Fannie Mae REMICS			Ameriquest Mortgage Securities Inc
			0.41%, 8/25/2035(b)	1,058	1,026
0.46%, 3/25/2035(b)	19	19
			0.66%, 3/25/2035(b)	1,400	1,378
0.51%, 2/25/2032(b)	15	15
Freddie Mac Reference REMIC			Carrington Mortgage Loan Trust
			0.49%, 12/25/2035(b)	408	400
0.61%, 7/15/2023(b)	73	73
			0.61%, 9/25/2035(b)	3,103	2,998
Freddie Mac REMICS
0.66%, 6/15/2023(b)	54	54	Citigroup Mortgage Loan Trust Inc
			0.64%, 7/25/2035(b)	1,000	978
Ginnie Mae
4.50%, 8/20/2032	409	436	Countrywide Asset-Backed Certificates
			0.66%, 8/25/2035(b)	6,852	6,488
GMAC Mortgage Corp Loan Trust			0.67%, 10/25/2035(b)	3,324	3,263
5.25%, 7/25/2034	346	351	0.70%, 12/25/2035(b)	2,560	2,515
GSR Mortgage Loan Trust			0.72%, 11/25/2035(b)	8,062	7,998
5.00%, 8/25/2019	400	402	0.86%, 12/25/2034(b)	1,413	1,400
JP Morgan Mortgage Trust
5.00%, 9/25/2034	5,423	5,577

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000 's)	BONDS (continued)	Amount (000's)	Value (000 's)

Other Asset Backed Securities (continued)			REITS (continued)
Credit-Based Asset Servicing and			Healthcare Realty Trust Inc
Securitization LLC			5.13%, 4/1/2014	$5,600	$5,886
5.33%, 7/25/2035(b)	$2,423	$2,398	6.50%, 1/17/2017	3,500	4,007
Fieldstone Mortgage Investment Trust Series			Nationwide Health Properties Inc
2005-1			6.00%, 5/20/2015	4,500	5,024
1.29%, 3/25/2035(b)	8,058	7,448	6.25%, 2/1/2013	6,500	6,585
First Frankin Mortgage Loan Trust 2005-FF4					$64,286
0.64%, 5/25/2035(b)	1,850	1,721
First Frankin Mortgage Loan Trust 2005-FF9			Retail - 0.54%
0.49%, 10/25/2035(b)	2,190	2,185	Wal-Mart Stores Inc
JP Morgan Mortgage Acquisition Corp			1.50%, 10/25/2015	4,000	4,111
0.50%, 12/25/2035(b)	2,972	2,697	1.63%, 4/15/2014	4,000	4,065
Mastr Specialized Loan Trust					$8,176
1.46%, 11/25/2034(a),(b)	3,800	3,488	Savings & Loans - 0.00%
Merrill Lynch Mortgage Investors Inc			Washington Mutual Bank / Henderson NV
0.59%, 5/25/2036(b)	6,330	6,162	0.00%, 1/15/2013(c),(d)	1,200	—
Saxon Asset Securities Trust
0.58%, 11/25/2035(b)	5,309	5,146
Securitized Asset Backed Receivables LLC			Semiconductors - 0.40%
0.51%, 10/25/2035(b)	412	396	Samsung Electronics America Inc
0.53%, 10/25/2035(b)	8,504	7,718	1.75%, 4/10/2017(a)	6,000	6,066
Wachovia Mortgage Loan Trust LLC
0.58%, 10/25/2035(b)	3,864	3,792	Software - 0.14%
		$71,595	Microsoft Corp
Pharmaceuticals - 2.04%			2.95%, 6/1/2014	2,000	2,079
Abbott Laboratories
2.70%, 5/27/2015	8,500	8,980	Telecommunications - 1.77%
GlaxoSmithKline Capital PLC			AT&T Inc
0.75%, 5/8/2015	4,250	4,269	2.40%, 8/15/2016	2,500	2,643
Merck & Co Inc			2.50%, 8/15/2015	4,000	4,214
1.10%, 1/31/2018	8,500	8,524	2.95%, 5/15/2016	4,000	4,292
Novartis Capital Corp			Corning Inc
2.90%, 4/24/2015	4,500	4,758	1.45%, 11/15/2017	3,500	3,509
Sanofi			Verizon Communications Inc
1.20%, 9/30/2014	4,500	4,561	3.00%, 4/1/2016	5,750	6,171
		$31,092	Vodafone Group PLC

Pipelines - 0.89%			1.63%, 3/20/2017	6,000	6,130
DCP Midstream LLC					$26,959
5.38%, 10/15/2015(a)	4,585	4,905	Transportation - 0.28%
Enterprise Products Operating LLC			United Parcel Service Inc
1.25%, 8/13/2015	4,500	4,548	4.50%, 1/15/2013	4,250	4,285
Plains All American Pipeline LP / PAA
Finance Corp
3.95%, 9/15/2015	3,850	4,181	Trucking & Leasing - 1.24%
		$13,634	Penske Truck Leasing Co Lp / PTL Finance
			Corp
Real Estate - 0.98%			2.50%, 3/15/2016(a)	6,000	5,980
WCI Finance LLC / WEA Finance LLC			3.13%, 5/11/2015(a)	12,750	13,012
5.70%, 10/1/2016(a)	4,500	5,129			$18,992
WEA Finance LLC / WT Finance Aust Pty			TOTAL BONDS		$1,470,056
Ltd				Principal
5.75%, 9/2/2015(a)	3,000	3,342	MUNICIPAL BONDS - 0.36%	Amount (000's)	Value (000 's)
WT Finance Aust Pty Ltd / Westfield Capital /
WEA Finance LLC			Florida - 0.07%
5.13%, 11/15/2014(a)	6,000	6,460	Florida Housing Finance Corp
		$14,931	0.22%, 1/15/2035	$1,070	$1,070

REITS - 4.21%
Arden Realty LP			New Hampshire - 0.15%
5.25%, 3/1/2015	10,500	11,292	New Hampshire Housing Finance
BioMed Realty LP			Authority FANNIE MAE
3.85%, 4/15/2016	6,500	6,844	0.21%, 4/15/2016	2,300	2,300
Duke Realty LP
6.25%, 5/15/2013	6,750	6,938	New York - 0.11%
Health Care REIT Inc			Housing Development Corp/NY FANNIE
3.63%, 3/15/2016	5,500	5,832	MAE
5.88%, 5/15/2015	6,000	6,642	0.19%, 11/15/2031	1,700	1,700
6.00%, 11/15/2013	5,000	5,236

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2012

	Principal		REPURCHASE AGREEMENTS	Maturity
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	(continued)	Amount (000's)	Value (000 's)

Tennessee - 0.03%			Banks (continued)
Johnson City Health & Educational Facilities			Investment in Joint Trading Account; Deutsche $	4,478	$4,478
Board			Bank Repurchase Agreement; 0.32% dated
0.21%, 7/1/2033	$400	$400	10/31/2012 maturing 11/1/2012
			(collateralized by US Government
TOTAL MUNICIPAL BONDS		$5,470	Securities; $4,567,601; 0.28% - 2.50%;
U.S. GOVERNMENT & GOVERNMENT	Principal		dated 11/04/13 - 10/17/19)
AGENCY OBLIGATIONS - 0.27%	Amount (000's)	Value (000 's)	Investment in Joint Trading Account; JP	6,717	6,717
Federal Home Loan Mortgage Corporation (FHLMC) -			Morgan Repurchase Agreement; 0.25%
0.04%			dated 10/31/2012 maturing 11/1/2012
2.26%, 11/1/2021(b)	$11	$12	(collateralized by US Government
2.39%, 9/1/2035(b)	174	186	Securities; $6,851,401; 3.50% - 11.25%;
6.00%, 4/1/2017	61	66	dated 02/15/15 - 11/15/39)
6.00%, 5/1/2017	114	124	Investment in Joint Trading Account; Merrill	8,234	8,234
6.50%, 12/1/2015	6	6	Lynch Repurchase Agreement; 0.23%
7.00%, 12/1/2022	128	148	dated 10/31/2012 maturing 11/1/2012
7.50%, 12/1/2029	2	2	(collateralized by US Government
9.50%, 8/1/2016	5	5	Securities; $8,398,513; 0.00% - 9.38%;
		$549	dated 01/15/13 - 07/15/32)
					$29,025
Federal National Mortgage Association (FNMA) - 0.12%			TOTAL REPURCHASE AGREEMENTS		$29,025
2.19%, 1/1/2019(b)	2	3
2.30%, 11/1/2022(b)	3	3	Total Investments		$1,508,626
2.32%, 2/1/2037(b)	232	248	Other Assets in Excess of Liabilities, Net - 1.13%		$17,204
2.36%, 1/1/2035(b)	31	31	TOTAL NET ASSETS - 100.00%		$1,525,830
2.41%, 11/1/2032(b)	84	86
2.44%, 10/1/2035(b)	485	515	(a)		Security exempt from registration under Rule 144A of the Securities Act of
2.47%, 12/1/2032(b)	102	108	1933. These securities may be resold in transactions exempt from
2.66%, 7/1/2034(b)	252	269	registration, normally to qualified institutional buyers. Unless otherwise
2.69%, 7/1/2034(b)	81	86	indicated, these securities are not considered illiquid. At the end of the
2.70%, 8/1/2034(b)	118	126	period, the value of these securities totaled $369,946 or 24.25% of net
2.74%, 1/1/2035(b)	199	213	assets.
2.80%, 2/1/2035(b)	31	34	(b)	Variable Rate. Rate shown is in effect at October 31, 2012.
4.32%, 11/1/2035(b)	16	17	(c)		Market value is determined in accordance with procedures established in
5.61%, 4/1/2019(b)	6	6	good faith by the Board of Directors. At the end of the period, the value of
6.00%, 7/1/2028	23	25	these securities totaled $13,644 or 0.89% of net assets.
6.50%, 1/1/2014	8	9	(d) Non-Income Producing Security
7.50%, 10/1/2029	11	14	(e)		Security or a portion of the security was pledged to cover margin
8.00%, 5/1/2027	3	4	requirements for futures contracts. At the end of the period, the value of
8.50%, 11/1/2017	8	9	these securities totaled $923 or 0.06% of net assets.
10.00%, 5/1/2022	5	6
		$1,812
Government National Mortgage Association (GNMA) -
0.00%			Portfolio Summary (unaudited)
9.00%, 4/20/2025	2	3	Sector		Percent
11.00%, 11/15/2015	7	8	Financial		45.33%
11.00%, 11/15/2015	2	2	Asset Backed Securities		11.02%
10.00%, 1/15/2019	43	45	Energy		8.52%
11.00%, 10/15/2015	5	5	Consumer, Non-cyclical		8.48%
		$63	Government		5.48%
			Basic Materials		4.09%
U.S. Treasury - 0.11%			Mortgage Securities		3.98%
0.63%, 12/31/2012(e)	1,650	1,651	Utilities		3.04%
			Industrial		2.87%
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY			Communications		2.32%
OBLIGATIONS		$4,075	Technology		1.94%
	Maturity		Consumer, Cyclical		1 .44%
REPURCHASE AGREEMENTS - 1.90%	Amount (000's)	Value (000 's)	Insured		0.26%
			Revenue Bonds		0.10%
Banks - 1.90%			Other Assets in Excess of Liabilities, Net		1.13%
Investment in Joint Trading Account; Credit	$9,596	$9,596
Suisse Repurchase Agreement; 0.25%			TOTAL NET ASSETS		100.00%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $9,787,715; 0.00%; dated
05/15/15 - 08/15/37)

See accompanying notes

		Schedule of Investments
Short-Term Income Fund
October 31, 2012

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
US 5 Year Note; December 2012	Short	920	$114,138	$114,310	$(172)
Total					$(172)
All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2012

COMMON STOCKS - 96.96%	Shares Held	Value	(000	's)	COMMON STOCKS (continued)	Shares Held	Value	(000	's)

Aerospace & Defense - 1.17%					Consumer Products - 0.82%
Astronics Corp (a)	15,788		$367		Prestige Brands Holdings Inc (a)	170,030		$2,957
Astronics Corp - Class B (a)	2,368		54

Triumph Group Inc	57,720		3,776		Distribution & Wholesale - 1.05%
			$4,197		WESCO International Inc (a)	57,850		3,753
Airlines - 1.36%
Alaska Air Group Inc (a)	127,110		4,861
					Diversified Financial Services - 1.90%
					Calamos Asset Management Inc	66,980		723
Automobile Parts & Equipment - 0.60%					Interactive Brokers Group Inc - A Shares	240,800		3,431
Dana Holding Corp	163,300		2,149		Medley Capital Corp	118,320		1,704
					Portfolio Recovery Associates Inc (a)	9,240		967

Banks - 7.36%								$6,825
Banner Corp	56,758		1,645		Electric - 2.37%
BBCN Bancorp Inc	133,512		1,593		Avista Corp	188,440		4,790
Boston Private Financial Holdings Inc	220,360		2,032		NorthWestern Corp	7,591		272
Capital Bank Financial Corp (a)	143,330		2,513		UNS Energy Corp	80,170		3,418
First of Long Island Corp/The	20,610		618					$8,480
FNB Corp/PA	168,423		1,807
National Penn Bancshares Inc	267,830		2,392		Electrical Components & Equipment - 0.89%
					EnerSys Inc (a)	92,440		3,187
Susquehanna Bancshares Inc	401,040		4,159
Texas Capital Bancshares Inc (a)	50,040		2,375
Umpqua Holdings Corp	180,190		2,179		Electronics - 2.79%
Webster Financial Corp	178,190		3,920		FEI Co	97,270		5,355
WesBanco Inc	52,100		1,146		Fluidigm Corp (a)	73,150		1,104
			$26,379		OSI Systems Inc (a)	44,700		3,542

Biotechnology - 2.67%								$10,001
Ariad Pharmaceuticals Inc (a)	73,890		1,593		Engineering & Construction - 1.78%
Cubist Pharmaceuticals Inc (a)	19,980		857		Dycom Industries Inc (a)	110,761		1,577
Cytokinetics Inc (a)	577,712		381		EMCOR Group Inc	149,170		4,797
Cytokinetics Inc - Warrants (a),(b),(c)	110,568		—					$6,374
Dynavax Technologies Corp (a)	196,360		813
Incyte Corp Ltd (a)	29,670		474		Food - 1.46%
Medicines Co/The (a)	55,780		1,223		Diamond Foods Inc	112,300		2,080
Myriad Genetics Inc (a)	30,990		811		Fresh Del Monte Produce Inc	125,320		3,154
NewLink Genetics Corp (a)	37,580		518					$5,234
Puma Biotechnology Inc (a)	37,539		773
RTI Biologics Inc (a)	324,410		1,317		Gas - 0.85%
Seattle Genetics Inc (a)	31,840		801		Southwest Gas Corp	69,790		3,034
			$9,561
					Healthcare - Products - 2.70%
Building Materials - 0.86%					Cantel Medical Corp	58,108		1,511
Headwaters Inc (a)	336,711		2,421		Cynosure Inc (a)	40,150		1,058
Louisiana-Pacific Corp (a)	41,880		661		DexCom Inc (a)	47,060		616
			$3,082		HeartWare International Inc (a)	20,840		1,750
					Insulet Corp (a)	52,240		1,108
Chemicals - 1.75%					Orthofix International NV (a)	53,278		2,113
Georgia Gulf Corp	85,130		3,013		Symmetry Medical Inc (a)	165,790		1,519
Landec Corp (a)	20,860		226
WR Grace & Co (a)	47,310		3,035					$9,675
			$6,274		Healthcare - Services - 2.87%
					HealthSouth Corp (a)	215,090		4,760
Commercial Services - 4.74%					Magellan Health Services Inc (a)	62,950		3,157
Acacia Research Corp (a)	86,590		2,249
					WellCare Health Plans Inc (a)	50,190		2,389
H&E Equipment Services Inc	194,750		2,964
Huron Consulting Group Inc (a)	112,670		3,250					$10,306
Kenexa Corp (a)	32,972		1,515		Holding Companies - Diversified - 1.04%
PAREXEL International Corp (a)	113,660		3,488		National Bank Holdings Corp	196,340		3,730
RPX Corp (a)	140,994		1,485
Team Health Holdings Inc (a)	76,540		2,037
			$16,988		Home Builders - 0.62%
					M/I Homes Inc (a)	99,670		2,218
Computers - 4.05%
CACI International Inc (a)	43,230		2,180
Fortinet Inc (a)	97,670		1,892		Insurance - 2.69%
Manhattan Associates Inc (a)	79,060		4,743		Alterra Capital Holdings Ltd	178,920		4,371
Netscout Systems Inc (a)	133,030		3,290		Amtrust Financial Services Inc	68,005		1,646
Syntel Inc	40,530		2,416		Protective Life Corp	61,290		1,673
			$14,521		Validus Holdings Ltd	54,580		1,954
								$9,644

					Internet - 2.03%
					Ancestry.com Inc (a)	67,346		2,128

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2012

COMMON STOCKS (continued)	Shares Held	Value (000 's)	COMMON STOCKS (continued)	Shares Held	Value (000 's)

Internet (continued)			REITS (continued)
Liquidity Services Inc (a)	49,580	$2,044	Post Properties Inc	38,030	$1,856
TIBCO Software Inc (a)	123,030	3,102	STAG Industrial Inc	66,507	1,152
		$7,274	Starwood Property Trust Inc	191,620	4,392

Investment Companies - 0.68%					$21,412
Prospect Capital Corp	205,710	2,436	Retail - 9.51%
			ANN Inc (a)	90,320	3,176
			Brinker International Inc	131,240	4,042
Iron & Steel - 0.54%			Coinstar Inc (a)	74,030	3,475
Metals USA Holdings Corp	132,906	1,938	Conn's Inc (a)	150,012	3,800
			DSW Inc	55,020	3,444
Leisure Products & Services - 2.51%			Hot Topic Inc	320,041	2,752
Arctic Cat Inc (a)	92,730	3,363	Pier 1 Imports Inc	162,428	3,313
Polaris Industries Inc	56,540	4,778	Red Robin Gourmet Burgers Inc (a)	130,960	4,374
Town Sports International Holdings Inc (a)	68,820	867	Sally Beauty Holdings Inc (a)	135,250	3,257
		$9,008	Susser Holdings Corp (a)	68,330	2,456
					$34,089
Machinery - Diversified - 1.44%
Chart Industries Inc (a)	60,030	4,250	Savings & Loans - 1.38%
Global Power Equipment Group Inc	53,800	909	Oritani Financial Corp	167,540	2,560
		$5,159	Provident Financial Services Inc	160,130	2,402

Media - 0.63%					$4,962
Sinclair Broadcast Group Inc	178,220	2,246	Semiconductors - 2.42%
			Entegris Inc (a)	464,030	3,810
			IXYS Corp	112,310	1,069
Metal Fabrication & Hardware - 0.81%			Lattice Semiconductor Corp (a)	464,420	1,802
Mueller Industries Inc	66,250	2,902	Rudolph Technologies Inc (a)	211,680	2,013
					$8,694
Mining - 0.84%
Golden Star Resources Ltd (a)	531,660	1,063	Software - 2.54%
			CommVault Systems Inc (a)	54,030	3,375
Stillwater Mining Co (a)	187,570	1,953
			MedAssets Inc (a)	40,030	710
		$3,016	MicroStrategy Inc (a)	17,030	1,609
Miscellaneous Manufacturing - 4.00%			Proofpoint Inc (a)	60,330	797
AZZ Inc	86,040	3,393	SYNNEX Corp (a)	80,890	2,620
Crane Co	96,850	4,066			$9,111
Movado Group Inc	115,560	3,662
Smith & Wesson Holding Corp (a)	336,231	3,228	Telecommunications - 3.05%
			Arris Group Inc (a)	301,071	4,137
		$14,349	Consolidated Communications Holdings Inc	92,250	1,424
Oil & Gas - 5.22%			Plantronics Inc	110,880	3,597
Energy XXI Bermuda Ltd	135,290	4,478	RF Micro Devices Inc (a)	404,790	1,785
Gulfport Energy Corp (a)	125,392	4,160			$10,943
Halcon Resources Corp (a)	557,648	3,608
Kodiak Oil & Gas Corp (a)	455,980	4,213	Textiles - 0.29%
Western Refining Inc	90,130	2,242	G&K Services Inc	32,278	1,041
		$18,701
Oil & Gas Services - 1.75%			Transportation - 0.23%
Flotek Industries Inc (a)	207,551	2,306	Celadon Group Inc	48,017	821
Hornbeck Offshore Services Inc (a)	114,170	3,955
		$6,261	Trucking & Leasing - 0.35%
			Amerco Inc	11,000	1,271
Pharmaceuticals - 2.38%
Achillion Pharmaceuticals Inc (a)	152,040	1,435
Alkermes PLC (a)	31,560	585	TOTAL COMMON STOCKS		$347,581
Array BioPharma Inc (a)	208,200	862		Maturity
MAP Pharmaceuticals Inc (a)	89,207	1,376	REPURCHASE AGREEMENTS - 3.32%	Amount (000's)	Value (000 's)
Medivation Inc (a)	14,680	750	Banks - 3.32%
Natural Grocers by Vitamin Cottage Inc (a)	14,130	287	Investment in Joint Trading Account; Credit	$3,937	$3,937
Onyx Pharmaceuticals Inc (a)	8,130	637	Suisse Repurchase Agreement; 0.25%
Orexigen Therapeutics Inc (a)	147,300	785	dated 10/31/2012 maturing 11/1/2012
Pharmacyclics Inc (a)	14,770	902	(collateralized by US Government
Questcor Pharmaceuticals Inc	16,410	418	Securities; $4,015,876; 0.00%; dated
Vivus Inc (a)	32,249	480	05/15/15 - 08/15/37)
		$8,517	Investment in Joint Trading Account; Deutsche	1,837	1,838
			Bank Repurchase Agreement; 0.32% dated
REITS - 5.97%			10/31/2012 maturing 11/1/2012
Brandywine Realty Trust	152,770	1,772	(collateralized by US Government
Coresite Realty Corp	78,545	1,785	Securities; $1,874,076; 0.28% - 2.50%;
Extra Space Storage Inc	118,260	4,079	dated 11/04/13 - 10/17/19)
First Industrial Realty Trust Inc (a)	226,090	3,018
National Retail Properties Inc	105,980	3,358

See accompanying notes

		Schedule of Investments
SmallCap Blend Fund
October 31, 2012

REPURCHASE AGREEMENTS	Maturity
(continued)	Amount (000's)	Value (000's)

Banks (continued)
Investment in Joint Trading Account; JP	$2,756	$2,756
Morgan Repurchase Agreement; 0.25%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $2,811,113; 3.50% - 11.25%;
dated 02/15/15 - 11/15/39)
Investment in Joint Trading Account; Merrill	3,378	3,378
Lynch Repurchase Agreement; 0.23%
dated 10/31/2012 maturing 11/1/2012
(collateralized by US Government
Securities; $3,445,889; 0.00% - 9.38%;
dated 01/15/13 - 07/15/32)
		$11,909
TOTAL REPURCHASE AGREEMENTS		$11,909
Total Investments		$359,490
Liabilities in Excess of Other Assets, Net - (0.28)%		$(1,001)
TOTAL NET ASSETS - 100.00%		$358,489

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		23.30%
Consumer, Non-cyclical		17.64%
Consumer, Cyclical		15.94%
Industrial		14.32%
Technology		9.01%
Energy		6.97%
Communications		5.71%
Utilities		3.22%
Basic Materials		3.13%
Diversified		1.04%
Liabilities in Excess of Other Assets, Net		(0.28)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2012	Long	35	$2,973	$2,857	$(116)
Total					$(116)

All dollar amounts are shown in thousands (000's)

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2012

	Principal			Principal
BONDS - 0.25%	Amount (000's)	Value (000 's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

U.S. Municipals - 0.25%			California (continued)
Oglala Sioux Tribe			Los Angeles Department of Water & Power
5.00%, 10/1/2022(a)	$650	$650	5.25%, 7/1/2038	$1,000	$1,166
			Los Angeles Harbor Department
TOTAL BONDS		$650	5.00%, 8/1/2031	1,240	1,437
	Principal		Los Angeles Unified School District/CA
MUNICIPAL BONDS - 102.90%	Amount (000's)	Value (000 's)	5.00%, 7/1/2029	1,000	1,167
			Metropolitan Water District of Southern
Alabama - 1.87%			California
Auburn University			5.00%, 7/1/2029	1,150	1,350
5.00%, 6/1/2038	$1,500	$1,695	Morongo Band of Mission Indians/The
Birmingham Airport Authority AGM			6.50%, 3/1/2028(d)	500	533
5.25%, 7/1/2030	1,000	1,127	Poway Unified School District
Courtland Industrial Development Board			0.00%, 8/1/2023(c)	1,250	843
5.20%, 6/1/2025	1,250	1,291	Richmond Joint Powers Financing Authority
Selma Industrial Development Board			6.25%, 7/1/2024	1,000	1,179
6.25%, 11/1/2033	700	809	San Diego Unified School District/CA
		$4,922	0.00%, 7/1/2032(c)	5,000	2,004
Alaska - 1.17%			San Francisco City & County Airports Comm-
Borough of Matanuska-Susitna			San Francisco International Airport
AK ASSURED GTY			5.00%, 5/1/2040	1,000	1,106
5.50%, 9/1/2023	1,500	1,813	Southern California Public Power Authority
City of Anchorage AK Electric			5.25%, 7/1/2028	1,000	1,205
Revenue NATL-RE			State of California
6.50%, 12/1/2013	1,235	1,312	5.25%, 7/1/2021	1,000	1,235
		$3,125	5.25%, 11/1/2025	2,000	2,084
			University of California
Arizona - 2.98%			5.50%, 5/15/2027	1,375	1,598
Arizona Department of Transportation State			5.75%, 5/15/2023	930	1,154
Highway Fund Revenue			5.75%, 5/15/2025	1,380	1,711
5.00%, 7/1/2026	1,500	1,760			$43,847
Arizona State University AMBAC
5.25%, 9/1/2024	1,090	1,175	Colorado - 2.86%
Maricopa County Pollution Control Corp			City of Colorado Springs CO AGM
6.00%, 5/1/2029	500	533	5.25%, 12/15/2022	3,000	3,750
Navajo County Pollution Control Corp			Colorado Health Facilities Authority
5.75%, 6/1/2034	1,000	1,125	4.00%, 7/1/2039	1,350	1,358
Phoenix Civic Improvement Corp			Platte River Power Authority
5.00%, 7/1/2034	1,000	1,173	5.00%, 6/1/2026	1,135	1,348
Pima County Industrial Development			Regional Transportation District
Authority			6.00%, 1/15/2041	450	522
6.25%, 6/1/2026	160	163	6.50%, 1/15/2030	500	608
6.55%, 12/1/2037	300	314			$7,586
Salt River Project Agricultural Improvement &			Connecticut - 0.45%
Power District			State of Connecticut ACA
5.00%, 1/1/2039	1,500	1,707	6.60%, 7/1/2024	1,200	1,202
		$7,950

California - 16.54%			Delaware - 0.39%
Bay Area Toll Authority			Delaware State Economic Development
5.00%, 4/1/2034	2,500	2,870	Authority
California Educational Facilities Authority			5.00%, 9/1/2042	1,000	1,046
5.00%, 1/1/2038(b)	1,621	1,773
5.00%, 10/1/2038(b)	2,700	3,109
5.00%, 1/1/2039(b)	8,154	9,022	District of Columbia - 2.70%
California Statewide Communities			District of Columbia
Development Authority			5.00%, 12/1/2023	1,785	2,202
6.25%, 11/15/2019	500	546	5.00%, 12/1/2024	715	870
6.63%, 11/15/2024	500	570	6.38%, 10/1/2034	1,000	1,175
California Statewide Communities			District of Columbia Water & Sewer
Development Authority FHA INS			Authority AGM
6.63%, 8/1/2029	1,000	1,230	5.50%, 10/1/2017	500	612
City of Los Angeles Department of Airports			District of Columbia Water & Sewer
5.00%, 5/15/2035	1,500	1,679	Authority AGM-CR NATL-RE-FGIC
City of Vernon CA Electric System Revenue			5.50%, 10/1/2041	2,000	2,308
5.13%, 8/1/2021	1,000	1,126			$7,167
Foothill-Eastern Transportation Corridor			Florida - 2.49%
Agency NATL-RE			County of Miami-Dade FL Aviation
0.00%, 1/15/2018(c)	2,000	1,497
			Revenue ASSURED GTY
Lancaster Redevelopment Agency			5.25%, 10/1/2033	2,000	2,166
6.50%, 8/1/2029	580	653

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2012

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

Florida (continued)			Illinois (continued)
Escambia County Health Facilities			Village of Bolingbrook IL
Authority AMBAC			6.25%, 1/1/2024(e)	$500	$354
5.95%, 7/1/2020	$65	$68	Village of Gilberts IL
Florida Housing Finance			0.00%, 3/1/2016(c)	500	175
Corporation AMBAC FHA 542 (C)			Village of Pingree Grove IL Special Service
6.50%, 7/1/2036	900	907	Area No 7
Miami-Dade County Educational Facilities			6.00%, 3/1/2036	89	89
Authority BHAC-CR					$22,985
5.50%, 4/1/2038	1,000	1,112
Miami-Dade County School			Indiana - 2.68%
Board ASSURED GTY			City of Rockport IN
5.25%, 5/1/2028	2,000	2,259	7.00%, 6/1/2028	1,000	1,046
West Villages Improvement District			Indiana Finance Authority
0.00%, 5/1/2037(c)	150	67	5.00%, 10/1/2041	1,000	1,108
		$6,579	5.38%, 11/1/2032	1,000	1,110
			5.75%, 8/1/2042	1,500	1,460
Georgia - 0.46%			Indiana Municipal Power Agency
City of Atlanta GA Water & Wastewater			6.00%, 1/1/2039	1,000	1,210
Revenue			Indiana Municipal Power Agency NATL-RE
6.00%, 11/1/2027	1,000	1,230	6.13%, 1/1/2013	1,155	1,166
					$7,100

Idaho - 1.32%			Iowa - 1.26%
Idaho Health Facilities Authority			City of Altoona IA CITY APPROP
6.65%, 2/15/2021	2,000	2,782	5.75%, 6/1/2031	1,200	1,298
Idaho Housing & Finance Association			Iowa Finance Authority
5.85%, 7/1/2036	665	708	4.75%, 8/1/2042	2,000	2,037
		$3,490			$3,335

Illinois - 8.63%			Kansas - 0.73%
City of Chicago IL			County of Sedgwick KS/County of Shawnee
7.13%, 3/15/2022	500	507	KS GNMA/FNMA
7.46%, 2/15/2026	250	250	5.65%, 6/1/2037	725	774
City of Chicago IL ASSURED GTY			Kansas Development Finance Authority
5.25%, 1/1/2025	2,000	2,260	5.50%, 11/15/2029	1,000	1,171
City of Chicago IL O'Hare International					$1,945
Airport Revenue
5.00%, 1/1/2032	1,000	1,125	Kentucky - 2.36%
City of Chicago IL O'Hare International			Kentucky Economic Development Finance
Airport Revenue AGM			Authority
5.75%, 1/1/2020	1,000	1,046	5.38%, 8/15/2024	1,000	1,152
City of Chicago IL Wastewater Transmission			5.63%, 8/15/2027	1,000	1,165
Revenue BHAC			Kentucky Economic Development Finance
5.50%, 1/1/2038	1,000	1,114	Authority ASSURED GTY
City of United City of Yorkville IL			6.00%, 12/1/2033	1,000	1,113
5.75%, 3/1/2028	500	506	Kentucky State Property & Building
6.00%, 3/1/2036	400	380	Commission ASSURED GTY
Huntley Special Service Area No			5.25%, 2/1/2025	1,000	1,171
10/IL ASSURED GTY			Paducah Electric Plant Board ASSURED
5.10%, 3/1/2029	1,000	1,073	GTY
Illinois Finance Authority			5.25%, 10/1/2035	1,500	1,669
5.38%, 8/15/2024	500	585			$6,270
5.50%, 8/1/2037	1,000	1,095	Louisiana - 1.38%
5.75%, 8/15/2030	1,000	1,171	Lafayette Public Trust Financing
5.75%, 11/15/2037	1,500	1,648	Authority AGM
6.00%, 5/15/2025	500	467	5.25%, 10/1/2030	1,000	1,142
6.00%, 3/1/2038	1,000	1,143	Louisiana Public Facilities Authority FNMA
6.25%, 11/15/2035	1,000	1,170	0.00%, 12/1/2019(c)	1,500	1,321
6.50%, 11/1/2038	1,000	1,177	New Orleans Aviation Board ASSURED
7.00%, 2/15/2018	550	644	GTY
7.25%, 11/1/2038	1,000	1,260	6.00%, 1/1/2023	1,000	1,194
Illinois State Toll Highway Authority					$3,657
5.25%, 1/1/2030	1,000	1,157
Metropolitan Pier & Exposition			Maryland - 1.25%
Authority AGM			Maryland Community Development
5.50%, 6/15/2050	1,000	1,122	Administration
Railsplitter Tobacco Settlement Authority			5.05%, 9/1/2032	1,000	1,043
5.25%, 6/1/2021	1,000	1,178	Maryland Economic Development Corp
Village of Bartlett IL			5.75%, 6/1/2035	545	615
5.60%, 1/1/2023	300	289

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2012

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

Maryland (continued)			New Hampshire - 1.18%
Maryland Health & Higher Educational			City of Manchester NH General Airport
Facilities Authority			Revenue AGM
5.00%, 6/1/2047	$1,000	$1,092	5.13%, 1/1/2030	$1,000	$1,108
6.00%, 7/1/2041	500	592	New Hampshire Health & Education Facilities
		$3,342	Authority AGM
			5.50%, 8/1/2027	2,000	2,007
Massachusetts - 4.50%					$3,115
Massachusetts Bay Transportation Authority
5.25%, 7/1/2028	2,000	2,663	New Jersey - 1.36%
Massachusetts Development Finance Agency			New Jersey Economic Development
5.75%, 12/1/2042	1,000	1,226	Authority
6.38%, 7/1/2029	500	500	5.00%, 9/1/2034	1,000	1,116
Massachusetts Educational Financing			5.75%, 4/1/2031	1,000	1,102
Authority			5.75%, 6/1/2031	550	620
4.90%, 7/1/2028	5,000	5,193	New Jersey Housing & Mortgage Finance
Massachusetts Health & Educational Facilities			Agency
Authority GO OF UNIV			6.38%, 10/1/2028	700	758
5.00%, 7/1/2038	1,000	1,158			$3,596
Massachusetts State College Building
Authority			New Mexico - 0.61%
5.50%, 5/1/2039	1,000	1,183	New Mexico Hospital Equipment Loan
		$11,923	Council
			5.00%, 8/1/2039	1,500	1,625
Michigan - 1.65%
City of Detroit MI Sewage Disposal System
Revenue AGM			New York - 8.20%
			Brooklyn Arena Local Development Corp
7.00%, 7/1/2027	1,500	1,837	6.38%, 7/15/2043	200	234
Kent Hospital Finance Authority
5.50%, 1/15/2047	500	550	Hudson Yards Infrastructure Corp
			5.75%, 2/15/2047	2,500	2,952
Lansing Board of Water & Light			Metropolitan Transportation Authority
5.00%, 7/1/2037	850	971
Michigan Strategic Fund XLCA			4.00%, 11/15/2038	1,000	1,029
			5.25%, 11/15/2030	1,500	1,771
5.45%, 12/15/2032	1,000	1,001	New York City Industrial Development
		$4,359	Agency ASSURED GTY
Minnesota - 1.82%			6.13%, 1/1/2029	1,000	1,177
City of Minneapolis MN			New York City Municipal Water Finance
6.75%, 11/15/2032	500	603	Authority
City of Minneapolis MN ASSURED GTY			5.00%, 6/15/2044	2,000	2,276
6.50%, 11/15/2038	1,000	1,235	New York City Transitional Finance Authority
St Paul Port Authority			Building Aid Revenue ST AID WITHHLDG
4.50%, 10/1/2037	750	753	5.25%, 1/15/2039	2,000	2,258
Tobacco Securitization Authority MN			New York Liberty Development Corp
5.25%, 3/1/2031	2,000	2,228	5.00%, 11/15/2031	1,000	1,167
		$4,819	5.00%, 9/15/2040	1,000	1,137
			5.25%, 10/1/2035	2,450	2,915
Missouri - 0.45%			New York State Dormitory Authority
Cape Girardeau County Industrial			3.75%, 9/1/2032	750	724
Development Authority			New York State Dormitory
5.50%, 6/1/2034	1,000	1,028	Authority ASSURED GTY ST AID
5.63%, 6/1/2027	160	160	WITHHLDG
		$1,188	5.00%, 10/1/2023	2,000	2,334
Nebraska - 1.31%			New York State Thruway Authority
Municipal Energy Agency of Nebraska BHAC			5.00%, 3/15/2026	1,480	1,778
5.13%, 4/1/2029	1,000	1,170			$21,752
Omaha Public Power District			North Carolina - 0.45%
5.50%, 2/1/2039	1,000	1,158	City of Raleigh NC Combined Enterprise
University of Nebraska			System Revenue
5.25%, 7/1/2039	1,000	1,148	5.00%, 3/1/2031	1,000	1,197
		$3,476

Nevada - 0.86%			Ohio - 2.81%
County of Clark NV			County of Adams OH
5.13%, 7/1/2034	1,000	1,111	6.25%, 9/1/2020	900	804
State of Nevada			County of Montgomery OH
5.00%, 6/1/2022	1,000	1,154	6.25%, 11/15/2033	1,310	1,423
		$2,265	Ohio Air Quality Development Authority
			5.63%, 6/1/2018	1,000	1,163
			6.75%, 6/1/2024	2,000	2,064

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2012

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000 's)

Ohio (continued)			Texas (continued)
Ohio Higher Educational Facility			Dallas/Fort Worth International
Commission			Airport BHAC-CR FGIC
6.75%, 1/15/2039	$1,000	$1,139	5.50%, 11/1/2031	$565	$565
Ohio Housing Finance			El Paso County Hospital District ASSURED
Agency GNMA/FNMA/FHLMC COLL			GTY
5.20%, 9/1/2029	765	841	5.00%, 8/15/2037	1,000	1,088
		$7,434	Fort Bend County Industrial Development
			Corp
Oklahoma - 0.01%			4.75%, 11/1/2042	1,000	1,012
Oklahoma Housing Finance Agency GNMA			Harris County Industrial Development Corp
COLL			5.00%, 2/1/2023	400	445
8.00%, 8/1/2018	35	36	McLennan County Public Facility Corp
			6.63%, 6/1/2035	985	1,075
Oregon - 1.43%			North Texas Health Facilities Development
Oregon State Department of Administrative			Corp AGM
Services			5.00%, 9/1/2024	1,000	1,098
5.25%, 4/1/2026	1,500	1,784	5.00%, 9/1/2032	1,000	1,067
State of Oregon Housing & Community			North Texas Tollway Authority
Services Department GNMA/FNMA/FHLMC			5.63%, 1/1/2033	1,000	1,116
FHA INS			5.75%, 1/1/2033	1,000	1,108
4.13%, 7/1/2043	2,000	2,008	Sea Breeze Public Facility Corp
		$3,792	6.50%, 1/1/2046	100	101
			Tarrant County Cultural Education Facilities
Pennsylvania - 3.28%			Finance Corp
City of Scranton PA			6.13%, 11/15/2029	1,000	1,116
8.50%, 9/1/2022	700	682	Tarrant County Cultural Education Facilities
County of Allegheny PA			Finance Corp ASSURED GTY
5.00%, 12/1/2034	4,500	5,061	6.25%, 7/1/2028	1,000	1,190
Pennsylvania Turnpike Commission			Texas A&M University
0.00%, 12/1/2028(c),(e)	800	807
0.00%, 12/1/2034(c),(e)	500	496	5.00%, 5/15/2027	1,000	1,180
			Texas Transportation Commission
Pennsylvania Turnpike			5.00%, 4/1/2020	1,000	1,146
Commission ASSURED GTY					$16,319
5.00%, 6/1/2039	1,500	1,641
		$8,687	Utah - 0.72%
			Utah Housing Corp
Puerto Rico - 1.14%			5.25%, 1/1/2039	900	912
Puerto Rico Sales Tax Financing Corp			5.75%, 7/1/2036	940	1,001
5.25%, 8/1/2041	1,350	1,426			$1,913
5.38%, 8/1/2039	700	744
5.50%, 8/1/2042	800	854	Vermont - 0.20%
		$3,024	Vermont Student Assistance Corp
			5.10%, 6/15/2032	500	518
South Carolina - 0.80%
South Carolina Jobs-Economic Development
Authority AMBAC			Virgin Islands - 0.27%
5.20%, 11/1/2027	1,000	1,003	Virgin Islands Public Finance Authority
South Carolina Jobs-Economic Development			5.00%, 10/1/2025	650	725
Authority ASSURED GTY
5.38%, 2/1/2029	1,000	1,120	Virginia - 3.95%
		$2,123	Fairfax County Industrial Development
Tennessee - 0.34%			Authority
			5.00%, 5/15/2040(b)	3,651	4,104
Chattanooga Health Educational & Housing
Facility Board			Roanoke Economic Development Authority
			5.00%, 12/1/2032(f)	750	743
5.50%, 10/1/2020	375	392
Shelby County Health Educational & Housing			Virginia Small Business Financing Authority
Facilities Board			5.50%, 1/1/2042	4,000	4,386
5.63%, 9/1/2026	500	512	Washington County Industrial Development
		$904	Authority/VA
			7.50%, 7/1/2029	750	926
Texas - 6.16%			White Oak Village Shops Community
Capital Area Cultural Education Facilities			Development Authority
Finance Corp			5.30%, 3/1/2017	300	322
6.13%, 4/1/2045	1,000	1,105			$10,481
County of Harris TX
5.00%, 8/15/2032	1,500	1,734	Washington - 3.03%
Dallas County Flood Control District No 1			FYI Properties
6.75%, 4/1/2016	170	173	5.50%, 6/1/2039	1,000	1,130
			State of Washington
			6.40%, 6/1/2017	3,000	3,488

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2012

			Portfolio Summary (unaudited)

	Principal		Sector	Percent
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	Revenue Bonds	65.95%
			Insured	27.99%
Washington (continued)			General Obligation Unltd	6.34%
Washington Health Care Facilities Authority			Special Assessment	0.57%
7.38%, 3/1/2038	$1,000	$1,223	Tax Allocation	0.46%
Washington Health Care Facilities			General Obligation Ltd	0.44%
Authority AGM			Prerefunded	0.43%
5.50%, 8/15/2038	1,000	1,100	Special Tax	0.43%
Washington Higher Education Facilities			Certificate Participation	0.28%
Authority			Government	0.26%
5.63%, 10/1/2040	1,000	1,088	Liability For Floating Rate Notes Issued	(4.05)%
		$8,029	Other Assets in Excess of Liabilities, Net	0.90%

West Virginia - 0.63%			TOTAL NET ASSETS	100.00%
County of Ohio WV
5.85%, 6/1/2034	250	259
West Virginia Hospital Finance Authority
5.50%, 6/1/2034	1,250	1,397
		$1,656

Wisconsin - 4.22%
City of Superior WI GO OF CORP
5.38%, 11/1/2021	750	823
County of Milwaukee WI Airport
Revenue AGM
5.25%, 12/1/2025	4,000	4,266
Public Finance Authority
5.00%, 7/1/2042	750	758
6.00%, 7/15/2042	500	508
State of Wisconsin ST APPROP
5.38%, 5/1/2025	1,000	1,203
Wisconsin Health & Educational Facilities
Authority
5.00%, 10/1/2033	1,000	1,109
5.00%, 11/15/2044	1,000	1,089
6.38%, 2/15/2029	500	588
6.63%, 2/15/2039	720	843
		$11,187
TOTAL MUNICIPAL BONDS		$272,921
Total Investments		$273,571
Liability for Floating Rate Notes Issued in Conjunction with
Securities Held - (4.05)%
Notes with an interest rate of 0.22% at October	$(10,746)	$(10,746)
31, 2012 and contractual maturity of collateral
from 2016-2020.(g)
Total Net Investments		$262,825
Other Assets in Excess of Liabilities, Net - 0.90%		$2,400
TOTAL NET ASSETS - 100.00%		$265,225

(a)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $650 or 0.25% of net assets.
(b)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c) Non-Income Producing Security
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $533 or 0.20% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2012.
(f)	Security purchased on a when-issued basis.
(g)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2012

See accompanying notes

(This page intentionally left blank)

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment and Unrealized Total From from Net Tax Return Dividends						Net Asset
	Beginning of	Income Gain (Loss) on Investment Investment of Capital					and	Value, End
	Period	(Loss)(a)	Investments Operations		Income	Distribution Distributions of Period Total Return(b)
BOND & MORTGAGE SECURITIES FUND
Class A shares
2012	$10 .63	$0 .29	$0.49	$0.78	($0.32)	$–	($0 .32)	$11.09	7.49%
2011	10.57	0.37	0.08	0.45	(0.38)	(0.01)	(0.39)	10.63	4.33
2010	9.69	0.41	0.81	1.22	(0.34)	–	(0.34)	10.57	12.83
2009	8.52	0.44	1.11	1.55	(0.38)	–	(0.38)	9.69	18.80
2008	10.50	0.50	(2.00)	(1.50)	(0.48)	–	(0.48)	8.52	(14.83)
Class B shares
2012	10.65	0.22	0.50	0.72	(0.25)	–	(0.25)	11.12	6.87
2011	10.60	0.30	0.07	0.37	(0.31)	(0.01)	(0.32)	10.65	3.54
2010	9.70	0.35	0.82	1.17	(0.27)	–	(0.27)	10.60	12.29
2009	8.52	0.39	1.11	1.50	(0.32)	–	(0.32)	9.70	18.15
2008	10.50	0.43	(2.00)	(1.57)	(0.41)	–	(0.41)	8.52	(15.41)
Class C shares
2012	10.63	0.20	0.50	0.70	(0.24)	–	(0.24)	11.09	6.63
2011	10.57	0.28	0.08	0.36	(0.29)	(0.01)	(0.30)	10.63	3.49
2010	9.69	0.33	0.81	1.14	(0.26)	–	(0.26)	10.57	11.93
2009	8.51	0.37	1.11	1.48	(0.30)	–	(0.30)	9.69	17.99
2008	10.50	0.41	(2.00)	(1.59)	(0.40)	–	(0.40)	8.51	(15.62)
CALIFORNIA MUNICIPAL FUND
Class A shares
2012	9.71	0.43	0.73	1.16	(0.42)	–	(0.42)	10.45	12.18
2011	10.00	0.46	(0.28)	0.18	(0.47)	–	(0.47)	9.71	2.03
2010	9.57	0.48	0.42	0.90	(0.47)	–	(0.47)	10.00	9.59
2009	8.79	0.47	0.77	1.24	(0.46)	–	(0.46)	9.57	14.66
2008	10.74	0.47	(1.95)	(1.48)	(0.47)	–	(0.47)	8.79	(14.26)
Class B shares
2012	9.71	0.33	0.73	1.06	(0.32)	–	(0.32)	10.45	11.01
2011	10.00	0.37	(0.29)	0.08	(0.37)	–	(0.37)	9.71	1.00
2010	9.57	0.40	0.41	0.81	(0.38)	–	(0.38)	10.00	8.66
2009	8.79	0.40	0.77	1.17	(0.39)	–	(0.39)	9.57	13.76
2008	10.74	0.40	(1.96)	(1.56)	(0.39)	–	(0.39)	8.79	(14.93)
Class C shares
2012	9.73	0.34	0.73	1.07	(0.33)	–	(0.33)	10.47	11.12
2011	10.01	0.37	(0.27)	0.10	(0.38)	–	(0.38)	9.73	1.15
2010	9.58	0.39	0.42	0.81	(0.38)	–	(0.38)	10.01	8.59
2009	8.79	0.38	0.78	1.16	(0.37)	–	(0.37)	9.58	13.62
2008	10.74	0.38	(1.95)	(1.57)	(0.38)	–	(0.38)	8.79	(15.01)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Expenses to				Ratio of Net
	Expenses to		Average Net Assets		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		(Excluding Interest		Expenses to Average		to Average Net	Portfolio
Period (in thousands)	Assets		Expense and Fees)		Net Assets		Assets	Turnover Rate

$127,605	0.94	%(c)	– %		–%		2 .65%	218.6%
130,506	0.94	(c)	–		–		3 .50	265.5
134,686	0.94	(c)	–		–		4 .12	357.4
126,500	0.94	(c)	–		–		5 .10	365.1
116,109	0.94	(c)	–		–		5 .01	302.6

3,741	1.60	(c)	–		–		2 .04	218.6
6,636	1.60	(c)	–		–		2 .86	265.5
10,488	1.60	(c)	–		–		3 .47	357.4
12,952	1.60	(c)	–		–		4 .47	365.1
14,841	1.60	(c)	–		–		4 .35	302.6

8,861	1.75	(c)	–		–		1 .82	218.6
7,106	1.75	(c)	–		–		2 .68	265.5
5,976	1.75	(c)	–		–		3 .30	357.4
3,944	1.75	(c)	–		–		4 .22	365.1
2,263	1.75	(c)	–		–		4 .20	302.6

212,099	0.81		0.77	(d)	–		4 .26	21.9
202,248	0.86		0.81	(d)	–		4 .91	45.4
255,698	0.88		0.81	(d)	0.88	(e)	4 .90	32.0
266,967	0.91		0.83	(d)	0.91	(e)	5 .29	57.3
250,177	1.07		0.83	(d)	1.08	(e)	4 .67	41.7

1,718	1.86		1.82	(d)	2 .40	(f)	3 .23	21.9
2,673	1.90		1.85	(d)	1 .94	(f)	3 .97	45.4
13,589	1.74		1.67	(d)	1.74	(e)	4 .08	32.0
39,715	1.70		1.63	(d)	1.70	(e)	4 .54	57.3
61,118	1.85		1.61	(d)	1.85	(e)	3 .88	41.7

10,486	1.74		1.70	(d)	–		3 .33	21.9
9,786	1.82		1.77	(d)	–		3 .95	45.4
13,572	1.79		1.72	(d)	1.79	(e)	3 .98	32.0
12,335	1.88		1.81	(d)	1.88	(e)	4 .28	57.3
8,010	1.95		1.71	(d)	2.07	(e)	3 .81	41.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(e)	Excludes expense reimbursement from Manager and/or custodian.
(f)	Excludes expense reimbursement from Manager.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
		Beginning	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
		of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2012		$9 .41	$0 .16	$0.41	$0.57	($0.10)	$–	($0 .10)	$9.88	6.13%
2011		9.80	0.15	(0.45)	(0.30)	(0.09)	–	(0.09)	9.41	(3.17)
2010		8.67	0.07	1.17	1.24	(0.11)	–	(0.11)	9.80	14.37
2009		7.43	0.09	1.30	1.39	(0.15)	–	(0.15)	8.67	19.13
2008		17 .33	0 .16	(7.97)	(7.81)	(0.12)	(1.97)	(2 .09)	7.43	(50.60)
Class B shares
2012		9.36	0.06	0.42	0.48	–	–	–	9.84	5.13
2011		9.78	0.03	(0.45)	(0.42)	–	–	–	9.36	(4.29)
2010		8.66	(0.03)	1.15	1.12	–	–	–	9.78	12.98
2009		7.37	0.01	1.30	1.31	(0.02)	–	(0.02)	8.66	17.84
2008		17 .21	0 .05	(7.92)	(7.87)	–	(1.97)	(1.97)	7.37	(51.01)
Class C shares
2012		9.38	0.10	0.41	0.51	(0.03)	–	(0.03)	9.86	5.47
2011		9.78	0.08	(0.45)	(0.37)	(0.03)	–	(0.03)	9.38	(3.78)
2010		8.67	0.03	1.15	1.18	(0.07)	–	(0.07)	9.78	13.61
2009		7.39	0.06	1.29	1.35	(0.07)	–	(0.07)	8.67	18.50
2008		17 .22	0 .09	(7.95)	(7.86)	–	(1.97)	(1.97)	7.39	(50.91)
Class P shares
2012		9.38	0.20	0.41	0.61	(0.14)	–	(0.14)	9.85	6.67
2011		9.80	0.14	(0.42)	(0.28)	(0.14)	–	(0.14)	9.38	(2.93)
2010	(e)	9.35	0.01	0.44	0.45	–	–	–	9.80	4.81 (f)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$235,602	1.49%		1.67%	74.2%
247,806	1.44		1.48	75.7	(c)
273,385	1.53		0.84	105.9
273,110	1.58		1.26	115.6
257,621	1.39	(d)	1.30	101.5

6,827	2.47	(d)	0.66	74.2
11,444	2.56	(d)	0.34	75.7	(c)
18,477	2.68		(0.32)	105.9
23,810	2.69		0.17	115.6
27,621	2.34	(d)	0.41	101.5

9,787	2.08	(d)	1.08	74.2
10,546	2.08	(d)	0.83	75.7	(c)
11,618	2.08	(d)	0.29	105.9
11,339	2.08	(d)	0.76	115.6
11,322	2.08	(d)	0.73	101.5

862	1.06	(d)	2.15	74.2
713	1.07	(d)	1.49	75.7	(c)
10	1 .08 (d)	,(g)	0.84 (g)	105.9	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes approximately $86,522,000 from portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
EQUITY INCOME FUND
Class A shares
2012		$17 .57	$0 .50	$1.87	$2.37	($0.47)	$–	($0 .47)	$19.47	13.64%
2011		16.91	0.49	0.63	1.12	(0.46)	–	(0.46)	17.57	6.69
2010		14.38	0.43	2.48	2.91	(0.38)	–	(0.38)	16.91	20.49
2009		13.81	0.39	0.59	0.98	(0.41)	–	(0.41)	14.38	7.45
2008		23.81	0.39	(7.96)	(7.57)	(0.39)	(2.04)	(2.43)	13.81	(35.04)
Class B shares
2012		17.42	0.33	1.85	2.18	(0.30)	–	(0.30)	19.30	12.58
2011		16.76	0.34	0.62	0.96	(0.30)	–	(0.30)	17.42	5.76
2010		14.25	0.28	2.46	2.74	(0.23)	–	(0.23)	16.76	19.33
2009		13.68	0.27	0.58	0.85	(0.28)	–	(0.28)	14.25	6.48
2008		23.62	0.23	(7.89)	(7.66)	(0.24)	(2.04)	(2.28)	13.68	(35.61)
Class C shares
2012		17.22	0.35	1.84	2.19	(0.34)	–	(0.34)	19.07	12.83
2011		16.59	0.36	0.61	0.97	(0.34)	–	(0.34)	17.22	5.87
2010		14.11	0.31	2.43	2.74	(0.26)	–	(0.26)	16.59	19.61
2009		13.55	0.29	0.58	0.87	(0.31)	–	(0.31)	14.11	6.68
2008		23.42	0.25	(7.82)	(7.57)	(0.26)	(2.04)	(2.30)	13.55	(35.55)
Class P shares
2012		17.57	0.54	1.88	2.42	(0.52)	–	(0.52)	19.47	13.91
2011		16.93	0.51	0.66	1.17	(0.53)	–	(0.53)	17.57	6.95
2010	(d)	16.45	0.05	0.54	0.59	(0.11)	–	(0.11)	16.93	3.59 (e)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$709,464	0.96%		2.66%		23.5%
607,610	0.95		2.79		16.6
622,414	1.00		2.73		22.1
594,176	1.00		3.02		35.3
712,089	0.94		2.06		75.8

68,755	1 .87	(c)	1.79		23.5
88,409	1 .82	(c)	1.93		16.6
117,395	1.94		1.79		22.1
139,115	1.95		2.09		35.3
177,768	1.80		1.24		75.8

112,082	1.70		1.93		23.5
100,409	1.67		2.07		16.6
101,915	1.73		2.00		22.1
106,430	1.77		2.27		35.3
134,522	1.70		1.33		75.8

50,045	0 .70	(c)	2.89		23.5
32,417	0 .70	(c)	2.92		16.6
10	0.72 (c)	,(f)	2.97	(f)	22.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
GLOBAL DIVERSIFIED INCOME FUND
Class A shares
2012		$12 .98	$0 .76	$1.16	$1.92	($0.72)	($0.04)	($0 .76)	$14.14	15.25%
2011		13.35	0.79	(0.35)	0.44	(0.70)	(0.11)	(0.81)	12.98	3.25
2010		12.72	0.73	1.71	2.44	(0.76)	(1.05)	(1.81)	13.35	21.38
2009	(d)	10.00	0.65	2.72	3.37	(0.65)	–	(0 .65)	12.72	35.00	(e)
Class C shares
2012		12.93	0.66	1.15	1.81	(0.62)	(0.04)	(0.66)	14.08	14.39
2011		13.30	0.69	(0.35)	0.34	(0.60)	(0.11)	(0.71)	12.93	2.55
2010		12.68	0.63	1.71	2.34	(0.67)	(1.05)	(1.72)	13.30	20.44
2009	(d)	10.00	0.57	2.71	3.28	(0.60)	–	(0 .60)	12.68	33.99	(e)
Class P shares
2012		12.93	0.79	1.16	1.95	(0.75)	(0.04)	(0.79)	14.09	15.59
2011		13.31	0.83	(0.36)	0.47	(0.74)	(0.11)	(0.85)	12.93	3.51
2010	(g)	13.01	0.08	0.34	0.42	(0.12)	–	(0 .12)	13.31	3.21	(e)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
2012		6.72	0.10	1.16	1.26	(0.15)	–	(0 .15)	7.83	19.08
2011		6.83	0.08	(0.06)	0.02	(0.09)	(0.04)	(0.13)	6.72	0.28
2010		5.66	0.10	1.35	1.45	(0.28)	–	(0 .28)	6.83	26.27
2009		5.04	0.11	0.77	0.88	(0.26)	–	(0 .26)	5.66	18.84
2008		10.08	0.16	(5.02)	(4.86)	(0.18)	–	(0 .18)	5.04	(48.89	) (h)
Class C shares
2012		6.59	0.05	1.14	1.19	(0.11)	–	(0 .11)	7.67	18.27
2011		6.71	0.03	(0.06)	(0.03)	(0.05)	(0.04)	(0.09)	6.59	(0.52)
2010		5.58	0.06	1.31	1.37	(0.24)	–	(0 .24)	6.71	25.19
2009		4.99	0.08	0.75	0.83	(0.24)	–	(0 .24)	5.58	18.05
2008		10.07	0.10	(5.05)	(4.95)	(0.13)	–	(0 .13)	4.99	(49.64)
Class P shares
2012		7.07	0.14	1.20	1.34	(0.17)	–	(0 .17)	8.24	19.37
2011	(i)	7.35	0.11	(0.28)	(0.17)	(0.11)	–	(0 .11)	7.07	(2 .25	) (e)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$2,019,170	1 .13	%(c)	5.64%		50 .8%
996,753	1.16	(c)	5.94		47 .6
630,204	1.16	(c)	5.76		75 .5
8,591	1.25 (c)	,(f)	6.07	(f)	182 .5	(f)

1,535,844	1.89	(c)	4.87		50 .8
727,143	1.90	(c)	5.22		47 .6
296,132	1.92	(c)	4.98		75 .5
999	2.00 (c)	,(f)	5.48	(f)	182 .5	(f)

1,125,168	0.90	(c)	5.84		50 .8
420,384	0.83	(c)	6.38		47 .6
1,001	0.99 (c)	,(f)	7.01	(f)	75 .5	(f)

20,896	1.45	(c)	1.46		87 .9
13,483	1.45	(c)	1.18		78 .8
16,738	1.45	(c)	1.61		194 .8
5,635	1.45	(c)	2.42		131 .1
2,704	1.45	(c)	2.06		100 .9

5,021	2.20	(c)	0.70		87 .9
2,887	2.20	(c)	0.45		78 .8
1,453	2.20	(c)	0.95		194 .8
1,420	2.20	(c)	1.76		131 .1
932	2.20	(c)	1.23		100 .9

6,970	1.09	(c)	1.78		87 .9
3,378	1.10 (c)	,(f)	1.80	(f)	78 .8	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from December 15, 2008, date shares first offered, through October 31, 2009.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(h)	During 2007, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.
(i)	Period from December 29, 2010, date shares first offered, through October 31, 2011.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment and Unrealized Total From			from Net	Dividends	Net Asset			Net Assets, End
		Beginning of Income Gain (Loss) on Investment Investment					and	Value, End			of Period (in
		Period	(Loss)(a)	Investments Operations		Income	Distributions of Period Total Return(b)				thousands)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
2012		$11 .26	$0 .31	$0.20	$0.51	($0.40)	($0.40)	$11 .37	4 .58%		$513,204
2011		11.28	0.37	0.02	0.39	(0.41)	(0.41)	11.26	3.60		421,315
2010		10.89	0.42	0.41	0.83	(0.44)	(0.44)	11.28	7.82		422,993
2009		10.34	0.45	0.57	1.02	(0.47)	(0.47)	10.89	10.01		290,408
2008		10.54	0.46	(0.17)	0.29	(0.49)	(0.49)	10.34	2.72		83,376
Class B shares
2012		11.25	0.22	0.19	0.41	(0.30)	(0.30)	11.36	3.71		10,728
2011		11.27	0.28	0.02	0.30	(0.32)	(0.32)	11.25	2.75		17,429
2010		10.89	0.33	0.40	0.73	(0.35)	(0.35)	11.27	6.86		36,773
2009		10.34	0.37	0.57	0.94	(0.39)	(0.39)	10.89	9.18		56,957
2008		10.53	0.39	(0.17)	0.22	(0.41)	(0.41)	10.34	2.06		39,613
Class C shares
2012		11.25	0.21	0.20	0.41	(0.30)	(0.30)	11.36	3.73		113,801
2011		11.27	0.28	0.02	0.30	(0.32)	(0.32)	11.25	2.76		81,404
2010		10.88	0.33	0.42	0.75	(0.36)	(0.36)	11.27	6.97		75,290
2009		10.32	0.37	0.58	0.95	(0.39)	(0.39)	10.88	9.32		26,914
2008		10.52	0.39	(0.18)	0.21	(0.41)	(0.41)	10.32	1.99		6,118
Class P shares
2012		11.28	0.32	0.20	0.52	(0.41)	(0.41)	11.39	4.68		17,803
2011		11.28	0.37	0.05	0.42	(0.42)	(0.42)	11.28	3.87		13,022
2010	(f)	11.24	0.04	0.04	0.08	(0.04)	(0.04)	11.28	0.71	(g)	10

See accompanying notes.

						FINANCIAL HIGHLIGHTS (Continued)
						PRINCIPAL FUNDS, INC.

Ratio of				Ratio of Net
Expenses to		Ratio of Gross		Investment Income
Average Net		Expenses to Average		to Average Net		Portfolio
Assets		Net Assets		Assets		Turnover Rate

0.81%		0.91	%(c)	2.73%		52.8%
0.82		0.92	(c)	3.30		104.7
0.84	(d)	–		3.78		51.2
0.89	(d)	–		4.16		26.6
0 .91	(e)	–		4.38		5.3

1 .65	(e)	–		1.92		52.8
1 .65	(e)	–		2.49		104.7
1 .65	(e)	–		3.01		51.2
1 .65	(e)	–		3.46		26.6
1 .65	(e)	–		3.64		5.3

1 .63	(e)	–		1.90		52.8
1 .63	(e)	–		2.48		104.7
1 .63	(e)	–		2.96		51.2
1 .63	(e)	–		3.43		26.6
1 .63	(e)	–		3.66		5.3

0 .70	(e)	–		2.83		52.8
0 .70	(e)	–		3.28		104.7
0.71 (e)	,(h)	–		3.69	(h)	51.2	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager, Distributor and/or custodian.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends Net Asset
		Beginning	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
		of Period (Loss)(a)		Investments Operations		Income	Gains	Distributions of Period Total Return(b)
HIGH YIELD FUND
Class A shares
2012		$7 .72	$0 .52	$0.40	$0.92	($0.54)	($0.26)	($0 .80)	$7.84	12.85%
2011		8.18	0.60	(0.28)	0.32	(0.63)	(0.15)	(0.78)	7.72	4.06
2010		7.61	0.65	0.58	1.23	(0.66)	–	(0.66)	8.18	16.87
2009		6.11	0.62	1.54	2.16	(0.66)	–	(0.66)	7.61	37.46
2008		8.75	0.59	(2.39)	(1.80)	(0.60)	(0.24)	(0.84)	6.11	(22.40)
Class B shares
2012		7.76	0.46	0.40	0.86	(0.48)	(0.26)	(0.74)	7.88	11.85
2011		8.22	0.54	(0.28)	0.26	(0.57)	(0.15)	(0.72)	7.76	3.24
2010		7.65	0.59	0.58	1.17	(0.60)	–	(0.60)	8.22	15.86
2009		6.15	0.57	1.54	2.11	(0.61)	–	(0.61)	7.65	36.15
2008		8.80	0.53	(2.40)	(1.87)	(0.54)	(0.24)	(0.78)	6.15	(23.06)
Class C shares
2012		7.77	0.47	0.40	0.87	(0.48)	(0.26)	(0.74)	7.90	12.07
2011		8.23	0.55	(0.29)	0.26	(0.57)	(0.15)	(0.72)	7.77	3.29
2010		7.66	0.59	0.58	1.17	(0.60)	–	(0.60)	8.23	15.91
2009		6.14	0.57	1.56	2.13	(0.61)	–	(0.61)	7.66	36.61
2008		8.79	0.53	(2.40)	(1.87)	(0.54)	(0.24)	(0.78)	6.14	(23.06)
Class P shares
2012		7.72	0.54	0.40	0.94	(0.56)	(0.26)	(0.82)	7.84	13.08
2011		8.15	0.61	(0.24)	0.37	(0.65)	(0.15)	(0.80)	7.72	4.74
2010	(d)	8.00	0.06	0.15	0.21	(0.06)	–	(0.06)	8.15	2.67 (e)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$1,829,010	0.91%		6.84%		82.6%
1,663,615	0.92		7.57		82.8
2,001,283	0.94		8.25		77.8
1,543,091	0.95		9.18		57.0
770,504	0.92		7.48		28.8

42,195	1 .75	(c)	6.01		82.6
52,785	1 .70	(c)	6.79		82.8
72,591	1.74		7.48		77.8
75,011	1.75		8.44		57.0
49,432	1.71		6.64		28.8

596,620	1.65		6.10		82.6
518,144	1.63		6.84		82.8
490,173	1.67		7.52		77.8
336,498	1.68		8.34		57.0
121,038	1.70		6.69		28.8

583,929	0 .71	(c)	7.04		82.6
449,834	0 .61	(c)	7.78		82.8
273	0.73 (c)	,(f)	8.11	(f)	77.8	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends		Total
		Value,	Investment and Unrealized Total From from Net Tax Return Dividends							Net Asset
		Beginning	Income	Gain (Loss) on Investment Investment of Capital				and	Redemption Value, End
		of Period	(Loss)(a)	Investments Operations		Income	Distribution Distributions		Fees	of Period
INCOME FUND
Class A shares
2012		$9 .55	$0 .41	$0.45	$0.86	($0.43)	$–	($0 .43)	$–	$9.98
2011		9.65	0.45	(0.07)	0.38	(0.48)	–	(0.48)	–	9.55
2010		9.26	0.50	0.41	0.91	(0.52)	–	(0.52)	–	9.65
2009		7.83	0.52	1.44	1.96	(0.53)	–	(0.53)	–	9.26
2008		8.99	0.47	(1.14)	(0.67)	(0.49)	–	(0.49)	–	7.83
Class B shares
2012		9.59	0.32	0.44	0.76	(0.34)	–	(0.34)	–	10.01
2011		9.69	0.37	(0.07)	0.30	(0.40)	–	(0.40)	–	9.59
2010		9.29	0.42	0.42	0.84	(0.44)	–	(0.44)	–	9.69
2009		7.85	0.46	1.44	1.90	(0.46)	–	(0.46)	–	9.29
2008		9.02	0.41	(1.16)	(0.75)	(0.42)	–	(0.42)	–	7.85
Class C shares
2012		9.60	0.33	0.45	0.78	(0.35)	–	(0.35)	–	10.03
2011		9.70	0.38	(0.07)	0.31	(0.41)	–	(0.41)	–	9.60
2010		9.30	0.42	0.43	0.85	(0.45)	–	(0.45)	–	9.70
2009		7.85	0.46	1.45	1.91	(0.46)	–	(0.46)	–	9.30
2008		9.02	0.41	(1.16)	(0.75)	(0.42)	–	(0.42)	–	7.85
Class P shares
2012		9.57	0.43	0.45	0.88	(0.45)	–	(0.45)	–	10.00
2011		9.67	0.46	(0.06)	0.40	(0.50)	–	(0.50)	–	9.57
2010	(d)	9.66	0.05	0.01	0.06	(0.05)	–	(0.05)	–	9.67
INFLATION PROTECTION FUND
Class A shares
2012		8.70	0.04	0.59	0.63	(0.01)	–	(0.01)	–	9.32
2011		8.29	0.25	0.38	0.63	(0.22)	–	(0.22)	–	8.70
2010		7.62	0.12	0.68	0.80	(0.13)	–	(0.13)	–	8.29
2009		7.15	0.12	0.36	0.48	(0.01)	–	(0.01)	–	7.62
2008		9.53	0.49	(2.04)	(1.55)	(0.72)	(0.12)	(0.84)	0.01	7.15
Class C shares
2012		8.61	(0.02)	0.57	0.55	–	–	–	–	9.16
2011		8.23	0.17	0.38	0.55	(0.17)	–	(0.17)	–	8.61
2010		7.58	0.06	0.68	0.74	(0.09)	–	(0.09)	–	8.23
2009		7.17	–	0.42	0.42	(0.01)	–	(0.01)	–	7.58
2008		9.56	0.43	(2.05)	(1.62)	(0.67)	(0.10)	(0.77)	–	7.17

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

9.23%	$338,977	0.90%		4 .20%	14.1%
4 .12	268,621	0.90		4 .75	16.9
10 .14	268,103	0.91	(c)	5 .28	13.1
25 .80	180,680	0.90	(c)	6 .09	30.6
(7.90)	122,603	0.90	(c)	5 .32	15.5

8 .09	14,939	1.82	(c)	3 .30	14.1
3 .21	19,433	1.78	(c)	3 .91	16.9
9 .32	39,778	1.72	(c)	4 .51	13.1
24 .95	53,887	1.64	(c)	5 .39	30.6
(8.67)	51,278	1.64	(c)	4 .57	15.5

8 .33	86,409	1.68		3 .41	14.1
3 .30	63,548	1.68		3 .98	16.9
9 .35	59,080	1.69	(c)	4 .50	13.1
25 .07	36,367	1.65	(c)	5 .30	30.6
(8.68)	15,103	1.65	(c)	4 .59	15.5

9 .42	15,196	0.70	(c)	4 .37	14.1
4 .31	9,474	0.70	(c)	4 .83	16.9
0.60 (e)	30	0.71 (c)	,(f)	5.07 (f)	13.1	(f)

7 .24	29,440	0.90	(c)	0 .41	152.9
7 .74	30,170	0.90	(c)	3 .00	131.9
10 .58	16,234	0.90	(c)	1 .55	85.3
6 .71	11,568	0.90	(c)	1 .60	109.5
(17.81)	6,167	0.90	(c)	5 .54	32.3

6 .43	9,304	1.65	(c)	(0 .21)	152.9
6 .85	5,840	1.65	(c)	2 .13	131.9
9 .76	3,195	1.65	(c)	0 .79	85.3
5 .81	1,488	1.65	(c)	0 .00	109.5
(18.45)	1,808	1.65	(c)	4 .89	32.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period Total Return(b)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
2012		$23 .76	$0 .20	$0.74	$0.94	($0.18)	$–	($0 .18)	$24.52	4.05%
2011		25.69	0.25	(2.16)	(1.91)	(0.02)	–	(0.02)	23.76	(7.45)
2010		20.73	0.08	4.93	5.01	(0.05)	–	(0.05)	25.69	24.22
2009		13.76	0.11	6.90	7.01	(0.04)	–	(0.04)	20.73	51.11
2008		39.50	0.21	(20.16)	(19.95)	(0.10)	(5.69)	(5.79)	13.76	(58.51)
Class B shares
2012		22.52	(0.04)	0.74	0.70	–	–	–	23.22	3.11
2011		24.60	(0.03)	(2.05)	(2.08)	–	–	–	22.52	(8.46)
2010		20.01	(0.17)	4.76	4.59	–	–	–	24.60	22.94
2009		13.39	(0.05)	6.67	6.62	–	–	–	20.01	49.44
2008		38.83	(0.04)	(19.71)	(19.75)	–	(5.69)	(5.69)	13.39	(58.91)
Class C shares
2012		22.98	(0.02)	0.73	0.71	–	–	–	23.69	3.09
2011		25.06	0.02	(2.10)	(2.08)	–	–	–	22.98	(8.30)
2010		20.36	(0.13)	4.83	4.70	–	–	–	25.06	23.08
2009		13.58	(0.01)	6.79	6.78	–	–	–	20.36	49.93
2008		39.30	(0.03)	(20.00)	(20.03)	–	(5.69)	(5.69)	13.58	(58.91)
Class P shares
2012		23.65	0.32	0.71	1.03	(0.31)	–	(0.31)	24.37	4.51
2011		25.60	0.48	(2.28)	(1.80)	(0.15)	–	(0.15)	23.65	(7.09)
2010	(d)	24.41	–	1.19	1.19	–	–	–	25.60	4 .88 (e)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$109,294	1.84%		0 .83%	104.8%
113,266	1.77		0 .98	88.4
137,244	1.85		0 .33	102.1
111,976	2.00		0 .71	133.4
85,229	1.81		0 .78	127.6

7,108	2.78	(c)	(0 .18)	104.8
10,392	2.82	(c)	(0 .14)	88.4
16,040	2.90		(0 .76)	102.1
17,515	3.08		(0 .34)	133.4
12,272	2.72		(0 .17)	127.6

12,148	2.77	(c)	(0 .07)	104.8
12,140	2.67	(c)	0 .09	88.4
13,166	2.79	(c)	(0 .59)	102.1
10,583	2.80	(c)	(0 .08)	133.4
6,248	2.79	(c)	(0 .12)	127.6

2,310	1.38	(c)	1 .36	104.8
1,919	1.38	(c)	1 .94	88.4
10	1.38 (c)	,(f)	0.01 (f)	102.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions			Total
		Value,	Investment and Unrealized Total From from Net				from	Tax Return Dividends Net Asset
		Beginning	Income	Gain (Loss) on Investment Investment Realized				of Capital	and	Value, End
		of Period	(Loss)(a)	Investments Operations		Income	Gains	Distribution Distributions of Period
LARGECAP GROWTH FUND
Class A shares
2012		$7 .87	($0 .01)	$0.82	$0.81	$–	$–	$–	$–	$8.68
2011		7.54	(0.03)	0.36	0.33	–	–	–	–	7.87
2010		6.26	(0.04)	1.32	1.28	–	–	–	–	7.54
2009		6.09	(0.03)	0.20	0.17	–	–	–	–	6.26
2008		9.96	–	(3.70)	(3.70)	–	(0.15)	(0.02)	(0.17)	6.09
Class B shares
2012		7.42	(0.09)	0.77	0.68	–	–	–	–	8.10
2011		7.18	(0.10)	0.34	0.24	–	–	–	–	7.42
2010		6.03	(0.11)	1.26	1.15	–	–	–	–	7.18
2009		5.91	(0.07)	0.19	0.12	–	–	–	–	6.03
2008		9.76	(0.08)	(3.60)	(3.68)	–	(0.15)	(0.02)	(0.17)	5.91
Class C shares
2012		7.58	(0.08)	0.80	0.72	–	–	–	–	8.30
2011		7.33	(0.09)	0.34	0.25	–	–	–	–	7.58
2010		6.13	(0.09)	1.29	1.20	–	–	–	–	7.33
2009		6.00	(0.07)	0.20	0.13	–	–	–	–	6.13
2008		9.90	(0.07)	(3.66)	(3.73)	–	(0.15)	(0.02)	(0.17)	6.00
Class P shares
2012		8.06	0.03	0.83	0.86	(0.02)	–	–	(0.02)	8.90
2011		7.69	–	0.37	0.37	–	–	–	–	8.06
2010	(d)	7.32	–	0.37	0.37	–	–	–	–	7.69

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

		Ratio of		Ratio of Net
		Expenses to		Investment Income
	Net Assets, End of	Average Net		to Average Net	Portfolio
Total Return(b)	Period (in thousands)	Assets		Assets	Turnover Rate

10.29%	$294,477	1 .27%		(0.12)%	64.3%
4.38	294,825	1 .22		(0.34)	64.8
20.45	323,663	1 .35		(0.65)	65.5
2.79	287,902	1.38	(c)	(0.46)	86.5
(37.78)	321,555	1.21	(c)	(0.02)	88.8

9.16	8,495	2.25	(c)	(1.09)	64.3
3.34	12,220	2.26	(c)	(1.39)	64.8
19.07	18,486	2 .42		(1.73)	65.5
2.03	22,560	2.30	(c)	(1.34)	86.5
(38.36)	31,802	2.13	(c)	(0.91)	88.8

9.50	10,657	2 .09		(0.94)	64.3
3.41	10,769	2 .03		(1.15)	64.8
19.58	11,368	2 .08		(1.38)	65.5
2.17	9,067	2.13	(c)	(1.21)	86.5
(38.32)	9,311	2.02	(c)	(0.89)	88.8

10.72	1,482	0.83	(c)	0.32	64.3
4.81	1,144	0.84	(c)	0.06	64.8
5.05 (e)	11	0.84 (c)	,(f)	0 .07 (f)	65.5	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends Distributions		Total
	Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
	Beginning	Income Gain (Loss) on Investment Investment				Realized	and	Value, End
	of Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
LARGECAP S&P 500 INDEX FUND
Class A shares
2012	$8 .88	$0 .14	$1.12	$1.26	($0.13)	$–	($0 .13)	$10.01	14.41%
2011	8.35	0.12	0.50	0.62	(0.09)	–	(0.09)	8.88	7.46
2010	7.31	0.11	1.03	1.14	(0.10)	–	(0.10)	8.35	15.72
2009	6.85	0.11	0.48	0.59	(0.13)	–	(0.13)	7.31	9.03
2008	11.06	0.15	(4.10)	(3.95)	(0.14)	(0.12)	(0.26)	6.85	(36.55)
Class C shares
2012	8.78	0.08	1.11	1.19	(0.08)	–	(0.08)	9.89	13.71
2011	8.26	0.06	0.50	0.56	(0.04)	–	(0.04)	8.78	6.74
2010	7.25	0.06	1.03	1.09	(0.08)	–	(0.08)	8.26	15.06
2009	6.81	0.08	0.46	0.54	(0.10)	–	(0.10)	7.25	8.11
2008	10.99	0.08	(4.07)	(3.99)	(0.07)	(0.12)	(0.19)	6.81	(36.92)
LARGECAP VALUE FUND
Class A shares
2012	9.31	0.14	1.52	1.66	(0.08)	–	(0.08)	10.89	18.05
2011	8.80	0.09	0.50	0.59	(0.08)	–	(0.08)	9.31	6.65
2010	7.84	0.09	0.99	1.08	(0.12)	–	(0.12)	8.80	13.81
2009	7.93	0.14	(0.07)	0.07	(0.16)	–	(0.16)	7.84	1.01
2008	13.53	0.19	(4.59)	(4.40)	(0.16)	(1.04)	(1.20)	7.93	(35.48)
Class B shares
2012	9.23	0.04	1.52	1.56	–	–	–	10.79	16.90
2011	8.76	(0.02)	0.49	0.47	–	–	–	9.23	5.37
2010	7.80	(0.02)	0.98	0.96	–	–	–	8.76	12.35
2009	7.87	0.04	(0.07)	(0.03)	(0.04)	–	(0.04)	7.80	(0.37)
2008	13.42	0.09	(4.57)	(4.48)	(0.03)	(1.04)	(1.07)	7.87	(36.08)
Class C shares
2012	9.18	0.07	1.51	1.58	(0.02)	–	(0.02)	10.74	17.25
2011	8.70	0.02	0.49	0.51	(0.03)	–	(0.03)	9.18	5.81
2010	7.76	0.03	0.99	1.02	(0.08)	–	(0.08)	8.70	13.14
2009	7.89	0.09	(0.08)	0.01	(0.14)	–	(0.14)	7.76	0.28
2008	13.44	0.11	(4.55)	(4.44)	(0.07)	(1.04)	(1.11)	7.89	(35.81)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$164,163	0.65	%(c)	1.49%	3.5%
154,105	0.62	(c)	1.37	4.3
154,529	0.70		1.35	8.0
55,393	0.79		1.69	7.6
53,542	0.65		1.57	8.2

9,111	1.30	(c)	0.84	3.5
7,082	1.30	(c)	0.68	4.3
5,898	1.30	(c)	0.75	8.0
3,898	1.30	(c)	1.20	7.6
2,428	1.30	(c)	0.92	8.2

167,425	0.99		1.39	117.4
155,664	0.97		0.92	130.9
159,592	1.03		1.05	192.9
152,407	1.11		1.91	170.2
171,897	0.97		1.78	132.1

2,403	2.00	(c)	0.37	117.4
3,916	2.14	(c)	(0.25)	130.9
6,025	2.38		(0.28)	192.9
7,575	2.42		0.62	170.2
9,598	1.96		0.80	132.1

2,130	1.70	(c)	0.68	117.4
1,858	1.70	(c)	0.19	130.9
1,581	1.70	(c)	0.36	192.9
1,300	1.70	(c)	1.31	170.2
1,130	1.70	(c)	1.02	132.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
MIDCAP BLEND FUND
Class A shares
2012		$14 .05	$0 .05	$2.20	$2.25	($0.03)	($0.81)	($0 .84)	$15.46	17.19%
2011		13.03	0.01	1.64	1.65	(0.14)	(0.49)	(0.63)	14.05	13.03
2010		10.45	0.09	2.53	2.62	(0.04)	–	(0.04)	13.03	25.12
2009		9.54	–	1.43	1.43	–	(0.52)	(0.52)	10.45	16.52
2008		15.97	(0.01)	(4 .94)	(4.95)	–	(1.48)	(1.48)	9.54	(33.98)
Class B shares
2012		13.68	(0.09)	2.13	2.04	–	(0.81)	(0.81)	14.91	16.06
2011		12.69	(0.11)	1.59	1.48	–	(0.49)	(0.49)	13.68	11.95
2010		10.24	(0.03)	2.48	2.45	–	–	–	12.69	23.93
2009		9.46	(0.09)	1.39	1.30	–	(0.52)	(0.52)	10.24	15.21
2008		15.92	(0.06)	(4 .92)	(4.98)	–	(1.48)	(1.48)	9.46	(34.31)
Class C shares
2012		13.54	(0.05)	2.10	2.05	–	(0.81)	(0.81)	14.78	16.31
2011		12.62	(0.10)	1.59	1.49	(0.08)	(0.49)	(0.57)	13.54	12.13
2010		10.18	–	2.46	2.46	(0.02)	–	(0.02)	12.62	24.22
2009		9.38	(0.07)	1.39	1.32	–	(0.52)	(0.52)	10.18	15.57
2008		15.86	(0.12)	(4 .88)	(5.00)	–	(1.48)	(1.48)	9.38	(34.58)
Class P shares
2012		14.20	0.10	2.22	2.32	(0.08)	(0.81)	(0.89)	15.63	17.60
2011		13.18	0.04	1.66	1.70	(0.19)	(0.49)	(0.68)	14.20	13.32
2010	(d)	12.58	0.01	0.59	0.60	–	–	–	13.18	4.77 (e)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,121,880	1.08	%(c)	0.37%	21.1%
668,066	1 .08	(c)	0.11	33.2
542,687	1 .14	(c)	0.80	26.7
435,797	1 .23	(c)	0.02	12.9
362,130	1 .06	(c)	(0.05)	26.8

19,533	2 .09	(c)	(0.66)	21.1
28,212	2 .05	(c)	(0.85)	33.2
37,441	2 .13	(c)	(0.25)	26.7
42,993	2 .27	(c)	(1.01)	12.9
35,769	1 .50	(c)	(0.48)	26.8

127,165	1 .82	(c)	(0.35)	21.1
37,997	1 .88	(c)	(0.72)	33.2
21,342	1 .95	(c)	0.04	26.7
10,048	1 .95	(c)	(0.73)	12.9
3,639	1 .95	(c)	(0.94)	26.8

515,469	0 .79	(c)	0.68	21.1
50,375	0 .80	(c)	0.29	33.2
91	0.86 (c)	,(f)	0.77 (f)	26.7	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset		Net Assets, End of
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End		Period (in
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)	thousands)
MONEY MARKET FUND
Class A shares
2012	$1 .00	$–	$–	$–	$–	$–	$1 .00	0 .00%	$458,037
2011	1.00	–	–	–	–	–	1 .00	0 .00	516,229
2010	1.00	–	–	–	–	–	1 .00	0 .00	505,252
2009	1 .00	0 .01	(0.01)	–	–	–	1 .00	0 .47	637,007
2008	1 .00	0 .03	–	0 .03	(0.03)	(0.03)	1 .00	3 .02	775,670
Class B shares
2012	1.00	–	–	–	–	–	1 .00	0 .00	12,264
2011	1.00	–	–	–	–	–	1 .00	0 .00	23,065
2010	1.00	–	–	–	–	–	1 .00	0 .00	36,068
2009	1.00	–	–	–	–	–	1 .00	0 .16	66,726
2008	1 .00	0 .02	–	0 .02	(0.02)	(0.02)	1 .00	2 .03	87,353
Class C shares
2012	1.00	–	–	–	–	–	1 .00	0 .00	17,320
2011	1.00	–	–	–	–	–	1 .00	0 .00	27,556
2010	1.00	–	–	–	–	–	1 .00	0 .00	20,638
2009	1.00	–	–	–	–	–	1 .00	0 .21	30,747
2008	1 .00	0 .02	–	0 .02	(0.02)	(0.02)	1 .00	2 .08	42,966

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of				Ratio of Net
Expenses to		Ratio of Gross		Investment Income
Average Net		Expenses to Average		to Average Net
Assets		Net Assets		Assets

0.29%		0.58	%(c)	0.00%
0.28		0.54	(c)	0.00
0.35		0.54	(c)	0.00
0.55		0.58	(c)	0.51
0.50	(d)	–		3.19

0.29		1.75	(e)	0.00
0.29		1.61	(e)	0.00
0.35		1.63	(e)	0.00
0.89		1.62	(e)	0.17
1.50	(d)	–		1.87

0.29		1.68	(e)	0.00
0.28		1.50	(e)	0.00
0.35		1.68	(e)	0.00
0.83		1.63	(e)	0.23
1.44	(d)	–		1.84

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager and/or Distributor.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From			from Net	from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions of Period Total Return(b)
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2012		$38 .14	$0 .37	$3.99	$4.36	($0.30)	($0.48)	($0 .78)	$41.72	11.73%
2011		37.16	0.30	2.19	2.49	(0.40)	(1.11)	(1.51)	38.14	6.73
2010		32.55	0.50	4.50	5.00	(0.17)	(0.22)	(0.39)	37.16	15.46
2009		30.71	0.18	3.34	3.52	(0.16)	(1.52)	(1.68)	32.55	12.58
2008		49.35	0.23	(15.43)	(15.20)	(0.23)	(3.21)	(3.44)	30.71	(32.95)
Class B shares
2012		32.21	(0.02)	3.37	3.35	–	(0.48)	(0.48)	35.08	10.63
2011		31.55	(0.05)	1.86	1.81	(0.04)	(1.11)	(1.15)	32.21	5.73
2010		27.81	0.10	3.86	3.96	–	(0.22)	(0.22)	31.55	14.31
2009		26.58	(0.10)	2.85	2.75	–	(1.52)	(1.52)	27.81	11.42
2008		43.33	(0.14)	(13.40)	(13.54)	–	(3.21)	(3.21)	26.58	(33.59)
Class C shares
2012		32.29	0.02	3.40	3.42	(0.04)	(0.48)	(0.52)	35.19	10.83
2011		31.73	(0.03)	1.86	1.83	(0.16)	(1.11)	(1.27)	32.29	5.77
2010		27.94	0.16	3.85	4.01	–	(0.22)	(0.22)	31.73	14.42
2009		26.71	(0.11)	2.86	2.75	–	(1.52)	(1.52)	27.94	11.36
2008		43.53	(0.14)	(13.47)	(13.61)	–	(3.21)	(3.21)	26.71	(33.60)
Class P shares
2012		38.56	0.48	4.05	4.53	(0.38)	(0.48)	(0.86)	42.23	12.07
2011		37.62	0.38	2.22	2.60	(0.55)	(1.11)	(1.66)	38.56	6.95
2010	(d)	35.97	0.02	1.63	1.65	–	–	–	37.62	4.59 (e)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$591,255	0.97%		0.92%	8.2%
578,850	0.94		0.77	12.7
409,697	1.04		1.43	15.3
375,874	1.07		0.65	23.8
390,075	0.93		0.57	9.7

38,701	1.98	(c)	(0.07)	8.2
55,781	1.88	(c)	(0.15)	12.7
62,508	2.07		0.34	15.3
80,421	2.12		(0.39)	23.8
92,828	1.88		(0.41)	9.7

24,958	1.82	(c)	0.06	8.2
23,009	1.82	(c)	(0.10)	12.7
19,689	1.96		0.52	15.3
15,610	2.15		(0.46)	23.8
12,632	1.87		(0.40)	9.7

14,471	0.68	(c)	1.18	8.2
9,214	0.71	(c)	0.99	12.7
10	0.75 (c)	,(f)	0.59 (f)	15.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
REAL ESTATE SECURITIES FUND
Class A shares
2012		$17 .40	$0 .19	$2.08	$2.27	($0.13)	$–	($0 .13)	$19.54	13.07%
2011		15.83	0.05	1.65	1.70	(0.13)	–	(0.13)	17.40	10.81
2010		11.62	0.22	4.23	4.45	(0.24)	–	(0.24)	15.83	38.59
2009		11.83	0.28	(0.21)	0.07	(0.28)	–	(0.28)	11.62	1.30
2008		24.97	0.27	(7.39)	(7.12)	(0.29)	(5.73)	(6.02)	11.83	(36.02)
Class B shares
2012		17.23	0.04	2.04	2.08	–	–	–	19.31	12.07
2011		15.72	(0.09)	1.65	1.56	(0.05)	–	(0.05)	17.23	9.94
2010		11.53	0.12	4.19	4.31	(0.12)	–	(0.12)	15.72	37.56
2009		11.74	0.21	(0.22)	(0.01)	(0.20)	–	(0.20)	11.53	0.46
2008		24.83	0.13	(7.32)	(7.19)	(0.17)	(5.73)	(5.90)	11.74	(36.50)
Class C shares
2012		17.24	0.03	2.06	2.09	–	–	–	19.33	12.12
2011		15.74	(0.09)	1.64	1.55	(0.05)	–	(0.05)	17.24	9.90
2010		11.56	0.10	4.23	4.33	(0.15)	–	(0.15)	15.74	37.66
2009		11.77	0.21	(0.20)	0.01	(0.22)	–	(0.22)	11.56	0.62
2008		24.89	0.15	(7.36)	(7.21)	(0.18)	(5.73)	(5.91)	11.77	(36.48)
Class P shares
2012		17.40	0.25	2.07	2.32	(0.19)	–	(0.19)	19.53	13.38
2011		15.83	0.07	1.70	1.77	(0.20)	–	(0.20)	17.40	11.28
2010	(d)	15.38	0.02	0.49	0.51	(0.06)	–	(0.06)	15.83	3.34 (e)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$157,471	1.36	%(c)	0.98%	44.6%
121,955	1.37	(c)	0.28	29.3
107,672	1.39	(c)	1.53	52.2
63,894	1.28	(c)	2.88	57.3
64,787	1.28	(c)	1.62	47.2

5,862	2.20	(c)	0.19	44.6
8,942	2.20	(c)	(0.53)	29.3
11,944	2.16	(c)	0.85	52.2
11,502	2.08	(c)	2.18	57.3
14,551	2.08	(c)	0.81	47.2

21,622	2.20	(c)	0.14	44.6
17,554	2.17	(c)	(0.54)	29.3
12,850	2.15	(c)	0.70	52.2
5,172	1.98	(c)	2.15	57.3
4,382	1.98	(c)	0.93	47.2

22,975	1.03	(c)	1.31	44.6
18,080	1.03	(c)	0.44	29.3
10	1.03 (c)	,(f)	1.37 (f)	52.2	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends Distributions		Total
		Value,	Investment and Unrealized Total From from Net				from	Dividends	Net Asset
		Beginning of Income Gain (Loss) on Investment Investment					Realized	and	Value, End
		Period	(Loss)(a)	Investments Operations		Income	Gains	Distributions of Period Total Return(b)
SHORT-TERM INCOME FUND(c)
Class A shares
2012		$11 .97	$0 .22	$0.30	$0.52	($0.21)	$–	($0 .21)	$12.28	4.38%
2011		12.17	0.27	(0.18)	0.09	(0.29)	–	(0.29)	11.97	0.76
2010		11.84	0.33	0.33	0.66	(0.33)	–	(0.33)	12.17	5.64
2009		11.16	0.41	0.69	1.10	(0.42)	–	(0.42)	11.84	10.06
2008		11.59	0.43	(0.43)	–	(0.43)	–	(0.43)	11.16	(0.06)
Class C shares
2012		11.97	0.12	0.31	0.43	(0.11)	–	(0.11)	12.29	3.62
2011		12.18	0.17	(0.19)	(0.02)	(0.19)	–	(0.19)	11.97	(0.15)
2010		11.85	0.23	0.32	0.55	(0.22)	–	(0.22)	12.18	4.72
2009		11.17	0.30	0.71	1.01	(0.33)	–	(0.33)	11.85	9.18
2008		11.60	0.34	(0.42)	(0.08)	(0.35)	–	(0.35)	11.17	(0.78)
Class P shares
2012		11.96	0.24	0.31	0.55	(0.23)	–	(0.23)	12.28	4.64
2011		12.16	0.27	(0.16)	0.11	(0.31)	–	(0.31)	11.96	0.88
2010	(f)	12.13	0.03	0.03	0.06	(0.03)	–	(0.03)	12.16	0.45 (g)
SMALLCAP BLEND FUND
Class A shares
2012		13.76	0.01	1.73	1.74	–	–	–	15.50	12.65
2011		12.99	(0.07)	0.84	0.77	–	–	–	13.76	5.93
2010		10.47	(0.04)	2.56	2.52	–	–	–	12.99	24.07
2009		10.36	–	0.11	0.11	–	–	–	10.47	1.06
2008		17.95	(0.02)	(6.14)	(6.16)	–	(1.43)	(1.43)	10.36	(36.97)
Class B shares
2012		12.91	(0.13)	1.63	1.50	–	–	–	14.41	11.62
2011		12.31	(0.20)	0.80	0.60	–	–	–	12.91	4.87
2010		10.04	(0.18)	2.45	2.27	–	–	–	12.31	22.61
2009		10.05	(0.10)	0.09	(0.01)	–	–	–	10.04	(0.10)
2008		17.60	(0.13)	(5.99)	(6.12)	–	(1.43)	(1.43)	10.05	(37.52)
Class C shares
2012		13.31	(0.09)	1.67	1.58	–	–	–	14.89	11.87
2011		12.67	(0.18)	0.82	0.64	–	–	–	13.31	5.05
2010		10.27	(0.12)	2.52	2.40	–	–	–	12.67	23.37
2009		10.22	(0.05)	0.10	0.05	–	–	–	10.27	0.49
2008		17.85	(0.12)	(6.08)	(6.20)	–	(1.43)	(1.43)	10.22	(37.44)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$359,554	0.77	%(d)	1.81%	47.9%
320,548	0.76	(d)	2.27	43.6
330,516	0.76		2.75	54.7	(e)
135,394	0.83		3.54	40.8
36,725	0.95		3.67	64.5

99,524	1.58	(d)	1.01	47.9
90,899	1.59	(d)	1.44	43.6
89,598	1.64		1.89	54.7	(e)
42,128	1.67		2.58	40.8
4,892	1.67		2.95	64.5

41,798	0.61	(d)	1.95	47.9
28,420	0.63	(d)	2.26	43.6
105	0 .66 (d)	,(h)	2 .51 (h)	54 .7 (e)	,(h)

130,282	1.37	(d)	0.08	90.2
74,604	1.40	(d)	(0.50)	76.1
73,302	1.51	(d)	(0.32)	65.2
61,823	1.65		(0.01)	89.5
66,286	1.46		(0.11)	55.6

4,378	2.31	(d)	(0.92)	90.2
3,740	2.38	(d)	(1.48)	76.1
5,809	2.74	(d)	(1.55)	65.2
7,037	2.78		(1.15)	89.5
10,021	2.33		(0.97)	55.6

7,790	2.09	(d)	(0.59)	90.2
2,342	2.20	(d)	(1.32)	76.1
1,546	2.20	(d)	(1.01)	65.2
940	2.20	(d)	(0.56)	89.5
836	2.20	(d)	(0.85)	55.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund's net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.
(d)	Reflects Manager's contractual expense limit.
(e)	Portfolio turnover rate excludes approximately $13,017,000 from portfolio realignment from the acquisition of Short-Term Bond Fund.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset		Net Assets, End of
	Beginning	Income Gain (Loss) on Investment Investment				and	Value, End		Period (in
	of Period (Loss)(a)		Investments Operations		Income	Distributions of Period Total Return(b)			thousands)
TAX-EXEMPT BOND FUND
Class A shares
2012	$7 .10	$0 .30	$0 .49	$0.79	($0.30)	($0.30)	$7 .59	11 .27%	$252,046
2011	7.24	0.33	(0.14)	0.19	(0.33)	(0.33)	7.10	2.83	221,693
2010	6.98	0.35	0 .24	0.59	(0.33)	(0.33)	7.24	8.66	249,952
2009	6.31	0.35	0 .66	1.01	(0.34)	(0.34)	6.98	16.51	244,298
2008	7.41	0.34	(1.10)	(0.76)	(0.34)	(0.34)	6.31	(10 .57)	220,771
Class B shares
2012	7.10	0.24	0 .48	0.72	(0.24)	(0.24)	7.58	10.22	2,052
2011	7.24	0.28	(0.15)	0.13	(0.27)	(0.27)	7.10	2.04	2,851
2010	6.98	0.29	0 .25	0.54	(0.28)	(0.28)	7.24	7.83	5,877
2009	6.31	0.31	0 .66	0.97	(0.30)	(0.30)	6.98	15.71	9,561
2008	7.41	0.32	(1.10)	(0.78)	(0.32)	(0.32)	6.31	(10 .94)	11,837
Class C shares
2012	7.12	0.24	0 .48	0.72	(0.24)	(0.24)	7.60	10.19	11,127
2011	7.25	0.27	(0.13)	0.14	(0.27)	(0.27)	7.12	2.17	6,973
2010	6.99	0.29	0 .25	0.54	(0.28)	(0.28)	7.25	7.81	8,206
2009	6.31	0.29	0 .68	0.97	(0.29)	(0.29)	6.99	15.68	6,728
2008	7.42	0.28	(1.11)	(0.83)	(0.28)	(0.28)	6.31	(11 .52)	3,672

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of	Ratio of Expenses to				Ratio of Net
Expenses to	Average Net Assets		Ratio of Gross		Investment Income
Average Net	(Excluding Interest		Expenses to Average		to Average Net	Portfolio
Assets	Expense and Fees)		Net Assets		Assets	Turnover Rate

0.81%	0.78	%(c)	0.81	%(d)	4.11%	24.1%
0.86	0.82	(c)	0.86	(d)	4.72	24.2
0.89	0.82	(c)	0.90	(e)	4.86	31.1
0.87	0.79	(c)	0.92	(e)	5.32	75.8
1.00	0.76	(c)	1.07	(e)	4.85	65.3

1.63	1.60	(c)	2.42	(d)	3.31	24.1
1.64	1.60	(c)	2.22	(d)	3.99	24.2
1.69	1.62	(c)	2.02	(e)	4.09	31.1
1.55	1.47	(c)	1.90	(e)	4.65	75.8
1.39	1.15	(c)	1.96	(e)	4.44	65.3

1.63	1.60	(c)	1.78	(d)	3.28	24.1
1.64	1.60	(c)	1.95	(d)	3.95	24.2
1.69	1.62	(c)	1.95	(e)	4.06	31.1
1.73	1.65	(c)	2.17	(e)	4.42	75.8
1.89	1.65	(c)	2.50	(e)	3.99	65.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(d)	Excludes expense reimbursement from Manager.
(e)	Excludes expense reimbursement from Manager and/or custodian.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Blend Fund, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, and Tax-Exempt Bond Fund (21 of the portfolios constituting Principal Funds, Inc., (collectively, the “Funds”)), as of October 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc. at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 20, 2012

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2012 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2012 to		Beginning	Account Value	May 1, 2012 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2012	2012	2012	(a)	May 1, 2012	2012	2012	(a)	Ratio
Bond & Mortgage Securities Fund
Class A	$1,000.00	$1,036.08	$4.81		$1,000.00	$1,020.41	$4.77		0.94%
Class B	1,000.00	1,032.56	8.17		1,000.00	1,017.09	8.11		1.60
Class C	1,000.00	1,031.88	8.94		1,000.00	1,016.34	8.87		1.75

California Municipal Fund
Class A	1,000.00	1,046.34	3.91		1,000.00	1,021.32	3.86		0.76
Class B	1,000.00	1,040.81	9.34		1,000.00	1,015.99	9.22		1.82
Class C	1,000.00	1,041.49	8.57		1,000.00	1,016.74	8.47		1.67

California Municipal Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,046.30	3.70		1,000.00	1,021.56	3.65		0.72
Class B	1,000.00	1,040.80	9.13		1,000.00	1,016.19	9.01		1.78
Class C	1,000.00	1,041.50	8.36		1,000.00	1,016.95	8.25		1.63

Diversified International Fund
Class A	1,000.00	1,003.05	7.45		1,000.00	1,017.70	7.51		1.48
Class B	1,000.00	997.97	12.35		1,000.00	1,012.77	12.45		2.46
Class C	1,000.00	998.99	10.40		1,000.00	1,014.73	10.48		2.07
Class P	1,000.00	1,006.13	5.35		1,000.00	1,019.81	5.38		1.06

Equity Income Fund
Class A	1,000.00	1,026.26	4.89		1,000.00	1,020.31	4.88		0.96
Class B	1,000.00	1,021.68	9.25		1,000.00	1,015.99	9.22		1.82
Class C	1,000.00	1,022.60	8.64		1,000.00	1,016.59	8.62		1.70
Class P	1,000.00	1,027.48	3.77		1,000.00	1,021.42	3.76		0.74

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2012 to		Beginning	Account Value	May 1, 2012 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2012	2012	2012	(a)	May 1, 2012	2012	2012	(a)	Ratio
Global Diversified Income Fund
Class A	$1,000.00	$1,070.56	$5.78		$1,000.00	$1,019.56	$5.63		1.11%
Class C	1,000.00	1,066.01	9.82		1,000.00	1,015.63	9.58		1.89
Class P	1,000.00	1,071.85	4.79		1,000.00	1,020.51	4.67		0.92

Global Real Estate Securities Fund
Class A	1,000.00	1,073.36	7.56		1,000.00	1,017.85	7.35		1.45
Class C	1,000.00	1,069.86	11.39		1,000.00	1,014.13	11.09		2.19
Class P	1,000.00	1,075.26	5.69		1,000.00	1,019.66	5.53		1.09

Government & High Quality Bond Fund
Class A	1,000.00	1,021.51	4.07		1,000.00	1,021.11	4.06		0.80
Class B	1,000.00	1,017.20	8.37		1,000.00	1,016.84	8.36		1.65
Class C	1,000.00	1,017.29	8.21		1,000.00	1,016.99	8.21		1.62
Class P	1,000.00	1,021.97	3.56		1,000.00	1,021.62	3.56		0.70

High Yield Fund
Class A	1,000.00	1,058.08	4.76		1,000.00	1,020.51	4.67		0.92
Class B	1,000.00	1,053.45	8.93		1,000.00	1,016.44	8.77		1.73
Class C	1,000.00	1,053.71	8.52		1,000.00	1,016.84	8.36		1.65
Class P	1,000.00	1,058.85	3.98		1,000.00	1,021.27	3.91		0.77

Income Fund
Class A	1,000.00	1,052.03	4.54		1,000.00	1,020.71	4.47		0.88
Class B	1,000.00	1,046.36	8.90		1,000.00	1,016.44	8.77		1.73
Class C	1,000.00	1,047.58	8.65		1,000.00	1,016.69	8.52		1.68
Class P	1,000.00	1,052.90	3.61		1,000.00	1,021.62	3.56		0.70

Inflation Protection Fund
Class A	1,000.00	1,039.02	4.66		1,000.00	1,020.56	4.62		0.91
Class C	1,000.00	1,035.03	8.44		1,000.00	1,016.84	8.36		1.65

International Emerging Markets Fund
Class A	1,000.00	976.50	8.94		1,000.00	1,016.09	9.12		1.80
Class B	1,000.00	971.55	13.73		1,000.00	1,011.21	14.00		2.77
Class C	1,000.00	971.70	13.73		1,000.00	1,011.21	14.00		2.77
Class P	1,000.00	978.32	6.86		1,000.00	1,018.20	7.00		1.38

LargeCap Growth Fund
Class A	1,000.00	973.09	6.20		1,000.00	1,018.85	6.34		1.25
Class B	1,000.00	967.74	11.08		1,000.00	1,013.88	11.34		2.24
Class C	1,000.00	969.63	10.45		1,000.00	1,014.53	10.68		2.11
Class P	1,000.00	974.81	4.12		1,000.00	1,020.96	4.22		0.83

LargeCap S&P 500 Index Fund
Class A	1,000.00	1,018.31	3.25		1,000.00	1,021.92	3.25		0.64
Class C	1,000.00	1,015.40	6.59		1,000.00	1,018.60	6.60		1.30

LargeCap Value Fund
Class A	1,000.00	1,050.14	5.00		1,000.00	1,020.26	4.93		0.97
Class B	1,000.00	1,044.53	10.23		1,000.00	1,015.13	10.08		1.99
Class C	1,000.00	1,046.78	8.75		1,000.00	1,016.59	8.62		1.70

MidCap Blend Fund
Class A	1,000.00	1,029.98	5.51		1,000.00	1,019.71	5.48		1.08
Class B	1,000.00	1,024.74	10.59		1,000.00	1,014.68	10.53		2.08
Class C	1,000.00	1,025.68	9.22		1,000.00	1,016.04	9.17		1.81
Class P	1,000.00	1,031.00	4.24		1,000.00	1,020.96	4.22		0.83

Money Market Fund
Class A	1,000.00	1,000.00	1.41		1,000.00	1,023.73	1.42		0.28
Class B	1,000.00	1,000.00	1.41		1,000.00	1,023.73	1.42		0.28
Class C	1,000.00	1,000.00	1.41		1,000.00	1,023.73	1.42		0.28

Principal Capital Appreciation Fund
Class A	1,000.00	1,000.48	4.88		1,000.00	1,020.26	4.93		0.97
Class B	1,000.00	995.46	9.78		1,000.00	1,015.33	9.88		1.95
Class C	1,000.00	996.32	9.13		1,000.00	1,015.99	9.22		1.82
Class P	1,000.00	1,002.14	3.42		1,000.00	1,021.72	3.46		0.68

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2012 to		Beginning	Account Value	May 1, 2012 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2012	2012	2012	(a)	May 1, 2012	2012	2012	(a)	Ratio
Real Estate Securities Fund
Class A	$1,000.00	$990.11	$6.75		$1,000.00	$1,018.35	$6.85		1.35%
Class B	1,000.00	985.71	10.93		1,000.00	1,014.13	11.09		2.19
Class C	1,000.00	985.72	11.08		1,000.00	1,013.98	11.24		2.22
Class P	1,000.00	991.17	5.21		1,000.00	1,019.91	5.28		1.04

Short-Term Income Fund
Class A	1,000.00	1,023.50	3.92		1,000.00	1,021.27	3.91		0.77
Class C	1,000.00	1,019.39	7.97		1,000.00	1,017.24	7.96		1.57
Class P	1,000.00	1,024.30	3.10		1,000.00	1,022.07	3.10		0.61

SmallCap Blend Fund
Class A	1,000.00	991.68	6.81		1,000.00	1,018.30	6.90		1.36
Class B	1,000.00	986.31	11.38		1,000.00	1,013.67	11.54		2.28
Class C	1,000.00	988.06	10.34		1,000.00	1,014.73	10.48		2.07

Tax-Exempt Bond Fund
Class A	1,000.00	1,045.74	3.96		1,000.00	1,021.27	3.91		0.77
Class B	1,000.00	1,040.07	8.20		1,000.00	1,017.09	8.11		1.60
Class C	1,000.00	1,041.34	8.21		1,000.00	1,017.09	8.11		1.60

Tax-Exempt Bond Fund
(Excluding Interest Expense & Fees)
Class A	1,000.00	1,045.70	3.86		1,000.00	1,021.41	3.80		0.75
Class B	1,000.00	1,040.10	8.05		1,000.00	1,017.26	7.95		1.57
Class C	1,000.00	1,041.30	8.06		1,000.00	1,017.26	7.95		1.57

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Elizabeth Ballantine	Principal, EBA Associates	99	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	99	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	99	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	99	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	99	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Audit Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	99	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	99	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	99	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	99	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Barbara A. Lukavsky	President and CEO, Barbican	99	None
Director since 1987	Enterprises, Inc.
Member, Operations Committee
1940

Daniel Pavelich	Retired.	99	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Michael J. Beer	Executive Vice President and Chief	99	None
Director, Executive Vice President	Operating Officer, Principal
Member, Executive Committee	Management Corporation, (the
1961	“Manager”); Executive Vice
President, Principal Funds Distributor,
Inc. (“PFD”); President, Princor,
Principal Shareholder Services
(“PSS”) since 2007; Director, the
Manager since 2008, Princor, and PSS
since 2007. Vice President – Mutual
Funds and Broker Dealer, Principal
Life Insurance Company (“PLIC”).

Nora M. Everett	President and Director, the Manager	99	None
Director, President, CEO, and	since 2008; Director, PFD since 2008,
Chairman	Princor since 2008, PSS since 2008,
Member, Executive Committee	Edge since 2008, and Principal
1959	International Holding Company, LLC
since 2006; CEO, Princor since 2009;
Senior Vice President/Retirement &
Investor Services, PLIC since 2008;
Director, Principal Asset Management
Co. (Asia) Limited since 2008;
Chairman, Principal Financial
Advisors, Inc. since 2010; Director,
Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated February 29, 2012, and the Statement of Additional Information dated February 29, 2012. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Post Advisory Group LLC (“Post”) for the Global Diversified Income Fund; and (3) a Subadvisory Agreement with DDJ Capital Management, LLC (“DDJ Capital”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 11, 2012 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-three (63) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the fee waivers for two Funds and the additional breakpoints in the fee schedule for one Fund suggested by the Manager.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2011. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the Principal LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

DDJ Capital and Post Subadvisory Agreements

At its September 11, 2012 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and DDJ Capital for the Global Diversified Income Fund (the “Fund”) and a subadvisory agreement between the Manager and Post for the Fund.

Nature, Quality and Extent of Service

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical (i) one-year, three-year, five-year and ten-year performance as of June 30, 2012 of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; (ii) year-by-year returns for the past ten calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; and (iii) year-by-year yield profiles for the past seven calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index. The Board also reviewed the anticipated asset allocation to DDJ Capital, Post and the current subadvisor to the Fund’s high yield debt segment, and the projected impact DDJ Capital’s and Post’s performance would have had on the returns for the Fund’s high yield debt segment for the past two calendar years and the one-year period ended June 30, 2012. The Board concluded, based on this information, that the historical investment performance record of each Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fees, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under each Sub-advisory Agreement. The Board noted that the sub-advisory fee schedule for DDJ Capital includes one breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. The Board noted that, although the sub-advisory fee schedule for Post does not include breakpoints, the sub-advisory fee schedule is appropriate. In addition, in evaluating the sub-advisory fees and the factor of profitability, the Board considered that the sub-advisory fee rate for DDJ Capital was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by each of the Subadvisors when evaluating the sub-advisory fees. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-advisory Agreement are fair and reasonable and that approval of each Sub-advisory Agreement is in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2012 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2012. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2012, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Equity Income Fund	76%
Global Diversified Income Fund	8%
High Yield Fund	1%
International Emerging Markets Fund	1%
LargeCap Growth Fund	100%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	100%
MidCap Blend Fund	61%
Principal Capital Appreciation Fund	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2012, taxed at a maximum rate of 15% is as follows:

Percentage
Diversified International Fund	100%
Equity Income Fund	100%
Global Diversified Income Fund	14%
Global Real Estate Securities Fund	4%
High Yield Fund	1%
International Emerging Markets Fund	100%
LargeCap Growth Fund	100%
LargeCap S&P 500 Index Fund	100%
LargeCap Value Fund	100%
MidCap Blend Fund	69%
Principal Capital Appreciation Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2012, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0208
Global Real Estate Securities Fund	$0.0056
International Emerging Markets Fund	$0.0692

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV400-06 | 12/2012 | #t12102203zp
©2012 Principal Financial Services, Inc.

CLASS A, B, & C SHARES

Principal Strategic Asset Management Portfolios and Principal LifeTime Funds

     Annual Report

for Asset Allocation Investments

October 31, 2012

Letter from the President	1
Economic & Financial Market Review	2
Principal LifeTime 2010 Fund	4
Principal LifeTime 2020 Fund	6
Principal LifeTime 2030 Fund	8
Principal LifeTime 2040 Fund	10
Principal LifeTime 2050 Fund	12
Principal LifeTime Strategic Income Fund	14
SAM Balanced Portfolio	16
SAM Conservative Balanced Portfolio	18
SAM Conservative Growth Portfolio	20
SAM Flexible Income Portfolio	22
SAM Strategic Growth Portfolio	24
Glossary	26
Financial Statements	28
Notes to Financial Statements	47
Schedules of Investments	54
Financial Highlights (Includes performance information)	76
Report of Independent Registered Public Accounting Firm	86
Shareholder Expense Example	87
Supplemental Information	89

GLOBAL INVESTMENT MANAGEMENT ‡ASSET ALLOCATION E;3E5TISE ‡RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

2012 began with an ongoing rally in equity markets amid moderately positive economic results and optimism over constructive resolutions in Europe that had lessened investor worries. By April, however, the rally had waned and equity markets became more volatile — driven largely by worsening European debt problems, slowed growth in China and strained economic momentum in the U.S.1 Volatility continued into the summer as these ongoing concerns weighed on investors’ minds.

However, global equity markets rebounded strongly during the third quarter of 2012. The markets' positive tone was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. In mid-September, the U.S. Federal Reserve announced its latest round of quantitative easing (QE3) and plans to purchase more agency mortgage-backed securities in a continued effort to keep long-term interest rates down. Also in September, Mario Draghi, head of the European Central Bank, unveiled a bond-buying plan aimed at providing liquidity to troubled Eurozone2 nations. These ongoing efforts helped spur both U.S. and international equity markets to deliver positive year-to-date results through October 31, 2012.3 We encourage you to maintain a broadly diversified investment portfolio — allocated both across and within asset classes.4 The allocation should align with your time horizon for each of your financial goals as well as your tolerance for investment risk. We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance to potentially reduce your risk of loss — or of missed opportunities — as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future — whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our target risk or target date asset allocation funds (which are already broadly diversified). Our history shows our commitment to asset allocation investing — Principal Funds is the fifth-largest provider of lifecycle funds in the industry (target risk and target date funds combined), with one of the longest track records.5 For investors nearing or in retirement, we strive to provide mutual funds that will help support your retirement income needs over time. To this end, we offer several mutual funds structured to complement traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About our target date funds

Our target date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target date fund is regularly readjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

1 On the Other Hand: Economic Insights, April 2012, by Bob Baur and the Principal Global Investors Economic Committee

2 The Eurozone is a geographic and economic region consisting of all European Union countries that have adopted the euro as their national currency.

3 Broad U.S. market: Russell 3000 Index; international developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index

 4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Source: FRC Quarterly LifeCycle Report, June 30, 2012

1

Economic & Financial Market Review

For most of the past two years, the markets have operated under the major threat of a possible unmanaged Greek default. The deteriorating situation in Greece has caused fear that default in that country could trigger a contagion of defaults in other troubled European nations, as well as in a large portion of the European banking system. As of October 31, 2012, Greece continued to struggle, with no long-term solution yet in place; Spain — and to a lesser degree, Italy — was feeling the pain of the spreading debt concerns; and the Spanish banking system was operating in crisis mode while the country’s government worked desperately to control the problem. Unemployment in Spain hovered near 25% overall and above 40% for young people. Unfortunately, due to its massive debt loads the Spanish government had very limited ability to attempt to stimulate growth.

Despite investors’ ongoing worries over the sovereign debt issues in Europe, U.S. equities enjoyed strong results for the year ending October 31st, and international equities’ strong third-quarter 2012 performance helped boost developed and emerging markets to positive one-year returns. The U.S. market’s strength was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. The U.S. Federal Reserve continued its purchase of securities through various programs, announcing its latest round of quantitative easing (QE3) in mid-September and plans to purchase more agency mortgage-backed securities (MBS) in an ongoing effort to keep long-term interest rates low. Meanwhile, the European Central Bank (ECB) continued working on the bailout of Greece and support programs for Italy and Spain. In early September Mario Draghi, head of the ECB, unveiled a bond-buying plan aimed at providing liquidity to troubled nations. Bond yields in Italy and Spain have soared; the Draghi plan is geared toward providing continued access to the capital markets for those countries. These ongoing efforts helped spur U.S. equities to a 14.8% 12-month return, while equities in international developed markets and emerging markets delivered, respectively, 4.6% and 2.6%.1

In the U.S., some signs of progress in the economy also helped push equities higher (though the overall economic situation remained somewhat subdued). While the unemployment rate continued to modestly improve, dropping by 1.0% year-over-year, the October 2012 rate of 7.9% was still well above pre-recession levels.2 A key reason was lack of construction hiring; while construction employment had stabilized by the end of October, it had not yet rebounded. The housing situation also showed some improvement, with home prices generally posting very modest year-over-year gains.3 Consumer spending is affected by housing, and as such even a small rebound in housing after many months of declines could eventually boost spending if consumers feel their wealth has increased due to rising home values.

Within U.S. equities, large-cap stocks generally outperformed smaller-caps due to ongoing risk aversion and flight to perceived quality during the period. From a style perspective, value generally outperformed growth across all market capitalizations (small-, mid- and large-caps). Value benefited both from lower exposure to the energy sector (which suffered from eroding commodities prices) and higher exposure to the financial sector (which showed strength due to the efforts undertaken by the Fed and the ECB). Within large-caps, the outperformance by value was somewhat moderated due to the very strong results delivered by a single large-cap growth stock — Apple — which experienced extremely strong sales and market growth during the 12-month period. As Apple makes up a large portion of both the NASDAQ and S&P 500 Indexes, this stock's performance had a significant positive impact on U.S. equities’ performance overall.4 Meanwhile, international equities in both developed and emerging markets, which considerably lagged U.S. equities during the period, were pulled down significantly by the ongoing sovereign debt issues in Europe and by a strong U.S. dollar. International emerging markets were further hurt by signs of economic deceleration over the course of the year, especially in China.

The continued low-rate environment proved favorable for riskier fixed income asset classes during the period. High-yield corporate bonds excelled with a 10.80% duration-adjusted excess return. Investment-grade corporate bonds also performed well, outpacing duration-adjusted Treasuries by 5.65%, due in part to a particularly strong rally in financial corporates (up 9.03% relative to duration-adjusted Treasuries). Commercial MBS outperformed Treasuries by 9.05%. Agency MBS posted a more modest duration-adjusted return of 1.00%.5 Treasury yields generally were mixed. The yield on the 10-year Treasury fell from 2.11% to 1.70%, while the yield on the 2-year Treasury rose slightly from 0.25% to 0.29%.6

In the face of lackluster employment growth, the Federal Reserve announced that with QE3, it would buy $40 billion per month in agency MBS with no set end date. The Fed is hopeful these purchases, combined with additional efforts already underway, will support the economy by keeping interest rates low for corporations and residential homeowners. These additional efforts include already-announced plans to extend the average maturity of the Fed's holdings and maintain its policy of using principal payments from existing holdings (agency debt and agency MBS) to purchase additional agency MBS. The Fed also noted it is likely to keep its exceptionally accommodative interest rate stance in place until mid-2015, in order to "support continued progress toward maximum employment and price stability."7

1 U.S. equities: Russell 3000 Index: international developed market equities: MSCI EAFE Index; international emerging market equities: MSCI Emerging Markets Index

2 U.S Bureau of Labor Statistics; bls.gov

3 S&P/Case-Shiller Home Price Indices

4 U.S. value equities (mid-, small- & large-caps): Russell Midcap Value Index, Russell 2000 Value Index & Russell 1000 Value Index; U.S. growth equities (mid-, small- & large-caps): Russell Midcap Growth Index, Russell 2000 Growth Index & Russell 1000 Growth Index

5 Source: Barclays Point (Barclays US Corporate High Yield Index and components of the Barclays Aggregate Bond Index)

6 Source: FactSet US Treasury Benchmark Bond, 2 Year Yield and 10 Year Yield

7 Federal Reserve Bank Federal Open Market Committee statement, released 9/13/12; federalreserve.gov/newsevents/press/monetary/20120913a.htm

2

(THIS PAGE INTENTIONALLY LEFT BLANK)

3

Principal LifeTime 2010 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

4

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Extended
1-Year		5-Year	10-Year	Inception	Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	9.19%	0.74%	5.48%	6/28/05	3/1/01
Including Sales Charge	5.14%	-0.02%	5.07%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.14%		1.06%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 11.43% (1-year); 0.44% (5-year); 5.29% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

5

Principal LifeTime 2020 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Performance lagged slightly within U.S. equities. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index. In addition, exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

6

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.46%	0.02%	6.03%	6/28/05	3/1/01
	Including Sales Charge	4.39%	-1.10%	5.43%
Class B Shares	Excluding Sales Charge	9.51%	-0.73%	5.22%	6/28/05	3/1/01
	Including Sales Charge	4.51%	-1.08%	5.22%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.17%	1.11%
Class B Shares	2.11%	1.86%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 13.90% (1-year); -0.49% (5-year); 5.73% (10-year)
Class B Shares: 14.62% (1-year); -0.46% (5-year); 5.53% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

7

Principal LifeTime 2030 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I(sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

8

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.50%	-0.65%	6.14%	6/28/05	3/1/01
	Including Sales Charge	4.41%	-1.77%	5.54%
Class B Shares	Excluding Sales Charge	9.73%	-1.37%	5.37%	6/28/05	3/1/01
	Including Sales Charge	4.73%	-1.72%	5.37%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.23%	1.13%
Class B Shares	2.18%	1.88%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 15.40% (1-year); -1.06% (5-year); 5.96% (10-year)
Class B Shares: 16.25% (1-year); -1.01% (5-year); 5.78% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

9

Principal LifeTime 2040 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

10

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.73%	-1.29%	6.12%	6/28/05	3/1/01
	Including Sales Charge	4.68%	-2.41%	5.51%
Class B Shares	Excluding Sales Charge	9.90%	-2.01%	5.34%	6/28/05	3/1/01
	Including Sales Charge	4.90%	-2.36%	5.34%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.30%	1.15%
Class B Shares	2.31%	1.90%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 16.72% (1-year); -1.63% (5-year); 5.98% (10-year)
Class B Shares: 17.67% (1-year); -1.57% (5-year); 5.81% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

11

Principal LifeTime 2050 Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Principal LargeCap Growth Fund (sub-advised by Columbus Circle Investors) and Principal MidCap Growth Fund III (co-sub-advised by Turner and Jacobs Levy) detracted from returns as these funds lagged both their specific benchmarks and the Russell 3000 Index.

12

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	10.98%	-1.55%	6.25%	6/28/05	3/1/01
	Including Sales Charge	4.84%	-2.65%	5.66%
Class B Shares	Excluding Sales Charge	10.14%	-2.31%	5.80%	3/15/06	3/1/01
	Including Sales Charge	5.14%	-2.65%	5.80%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.40%	1.16%
Class B Shares	3.17%	1.91%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 17.61% (1-year); -1.86% (5-year); 6.21% (10-year)
Class B Shares: 18.50% (1-year); -1.85% (5-year); 6.36% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

13

Principal LifeTime Strategic Income Fund

Portfolio Managers:

David Blake, CFA	James Fennessey, CFA
Dirk Laschanzky, CFA	Jeffrey R. Tyler, CFA
Principal Global Investors, LLC	Randy L. Welch
Principal Management Corporation

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

In the international equity asset class, the underlying funds used within the Principal LifeTime portfolios performed very well relative to the MSCI EAFE Index; all of them outperformed the index, led by the Principal Overseas Fund (co-sub-advised by Causeway Capital Management and Barrow Hanley). Also, the fixed income asset class delivered strong relative performance; core fixed income managers performed very well, led by the Core Plus Bond Fund I (sub-advised by PIMCO). In addition, the portfolios' exposure to high yield fixed income contributed strongly as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) significantly outperformed the Barclays Aggregate Bond Index. Exposure to the Equity Income Fund (sub-advised by Edge Asset Management) detracted from returns due to this fund's tendency to have a lower average beta than that of the benchmark index (meaning that the Equity Income Fund was positioned to benefit less than the index in an upward-trending market, such as occurred during the period).

14

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/13. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2012
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	8.17%	2.00%	4.92%	6/28/05	3/1/01
	Including Sales Charge	4.10%	1.23%	4.52%
Class B Shares	Excluding Sales Charge	7.28%	1.23%	4.40%	3/15/06	3/1/01
	Including Sales Charge	2.28%	0.88%	4.40%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.11%	0.99%
Class B Shares	4.30%	1.74%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 7.59% (1-year); 1.39% (5-year); 4.63% (10-year)
Class B Shares: 5.96% (1-year); 1.06% (5-year); 4.52% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

15

SAM Balanced Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio also benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection within corporate bonds (both investment-grade and high yield bonds) contributed positively as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

16

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	10.27%	2.12%	6.87%
	Including Sales Charge	4.19%	0.97%	6.26%
Class B Shares	Excluding Sales Charge	9.29%	1.30%	6.21%
	Including Sales Charge	4.29%	0.98%	6.21%
Class C Shares	Excluding Sales Charge	9.42%	1.36%	6.06%
	Including Sales Charge	8.42%	1.36%	6.06%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	1.35%
Class B Shares	2.15%
Class C Shares	2.08%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 12.52% (1-year); 1.64% (5-year); 6.72% (10-year)
Class B Shares: 13.04% (1-year); 1.65% (5-year); 6.66% (10-year)
Class C Shares: 17.17% (1-year); 2.03% (5-year); 6.52% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

17

SAM Conservative Balanced Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio's strategic underweight to government securities also proved beneficial, as these bonds underperformed. Security selection within corporate bonds (both investment-grade and high yield bonds) contributed positively as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

18

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	9.39%	3.72%	6.49%
	Including Sales Charge	3.42%	2.56%	5.90%
Class B Shares	Excluding Sales Charge	8.48%	2.88%	5.83%
	Including Sales Charge	3.48%	2.54%	5.83%
Class C Shares	Excluding Sales Charge	8.57%	2.95%	5.71%
	Including Sales Charge	7.57%	2.95%	5.71%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	1.31%
Class B Shares	2.12%
Class C Shares	2.05%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 9.17% (1-year); 3.02% (5-year); 6.17% (10-year)
Class B Shares: 9.52% (1-year); 3.01% (5-year); 6.10% (10-year)
Class C Shares: 13.66% (1-year); 3.42% (5-year); 5.98% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Portfolio’s performance in 2002 and 2003 benefited from agreements to limit the portfolio’s expenses.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

19

SAM Conservative Growth Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection in the portfolio's large-cap value stocks also added value. The portfolio's strategic underweight to government securities proved beneficial as well. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

20

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	10.92%	0.17%	6.92%
	Including Sales Charge	4.85%	-0.95%	6.32%
Class B Shares	Excluding Sales Charge	10.06%	-0.62%	6.26%
	Including Sales Charge	5.06%	-0.94%	6.26%
Class C Shares	Excluding Sales Charge	10.09%	-0.58%	6.13%
	Including Sales Charge	9.09%	-0.58%	6.13%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	1.40%
Class B Shares	2.20%
Class C Shares	2.15%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 16.04% (1-year); -0.13% (5-year); 6.95% (10-year)
Class B Shares: 16.70% (1-year); -0.12% (5-year); 6.89% (10-year)
Class C Shares: 20.80% (1-year); 0.26% (5-year); 6.75% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

21

SAM Flexible Income Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio's strategic allocation to high yield bonds was a positive factor, as these assets outperformed other fixed income securities during the 12-month period. The portfolio's strategic underweight to government securities also added value as these bonds underperformed for the period. Additionally, security selection in the portfolio's corporate bond holdings (both high yield and investment-grade) contributed positively; these securities outperformed their benchmarks. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results. Additionally, the portfolio's strategic allocation to international stocks in emerging markets detracted due to underperformance relative to U.S. stocks.

22

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	9.30%	5.00%	6.03%
	Including Sales Charge	5.21%	4.21%	5.62%
Class B Shares	Excluding Sales Charge	8.43%	4.15%	5.37%
	Including Sales Charge	3.43%	3.81%	5.37%
Class C Shares	Excluding Sales Charge	8.56%	4.22%	5.24%
	Including Sales Charge	7.56%	4.22%	5.24%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	1.29%
Class B Shares	2.12%
Class C Shares	2.04%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 9.50% (1-year); 4.45% (5-year); 5.76% (10-year)
Class B Shares: 7.82% (1-year); 4.08% (5-year); 5.51% (10-year)
Class C Shares: 11.90% (1-year); 4.49% (5-year); 5.38% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

23

SAM Strategic Growth Portfolio

Portfolio Managers:

Charles D. Averill, CFA
Jill R. Cuniff
Todd A. Jablonski, CFA
Edge Asset Management , Inc

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the institutional class shares of the underlying funds.

The portfolio benefited from positive security selection among the portfolio's international stocks in developed markets, as these holdings outperformed their benchmark (MSCI EAFE Index). Security selection in the portfolio's large-cap value stocks also added value. Additionally, the portfolio's strategic allocation to real estate securities (both U.S. and international) contributed positively to performance. The portfolio's strategic allocation to international stocks in developed markets detracted from performance; these stocks lagged their U.S. peers through most of the period. The portfolio's allocation to international stocks in emerging markets also detracted, as they underperformed U.S. stocks. Also, security selection in the portfolio's large-cap growth holdings negatively impacted results.

24

Value of a $10,000 Investment* October 31, 2002 - October 31, 2012

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	11.31%	-1.04%	6.96%
	Including Sales Charge	5.19%	-2.16%	6.35%
Class B Shares	Excluding Sales Charge	10.40%	-1.82%	6.30%
	Including Sales Charge	5.40%	-2.14%	6.30%
Class C Shares	Excluding Sales Charge	10.47%	-1.77%	6.18%
	Including Sales Charge	9.47%	-1.77%	6.18%

Total Investment Expense as shown in the 2/29/12 prospectus
Gross/Net Expense Ratio
Class A Shares	1.48%
Class B Shares	2.27%
Class C Shares	2.22%

Average annual total returns* including sales charge as of 9/30/12:
Class A Shares: 18.54% (1-year); -1.22% (5-year); 7.14% (10-year)
Class B Shares: 19.27% (1-year); -1.21% (5-year); 7.09% (10-year)
Class C Shares: 23.45% (1-year); -0.84% (5-year); 6.97% (10-year)

See glossary on page 26 for definitions of indices and terms.

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

25

Glossary

Barclays Aggregate Bond Index:

A broad-based index intended to represent the U.S. fixed-income market.

Barclays U.S. Corporate High Yield Index

An unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated.

Capital Market Benchmark:

A benchmark intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500 and 40% Barclays Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500 and 60% Barclays Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500 and 20% Barclays Aggregate Bond Index; and SAM Flexible Income Portfolio: 25% S&P 500 and 75% Barclays Aggregate Bond Index.

Morgan Stanley Capital International (MSCI) EAFE Index:

A broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) Emerging Markets Index:

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the emerging market countries of Europe, the Middle East & Africa.

Principal LifeTime 2010 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index:

Composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index:

Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index:

Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index:

Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values.

26

Glossary

Russell 2000® Value Index:

Measures the performance of those Russell 2000® Index securities with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index:

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap® Growth Index:

Measures the performance of those Russell Midcap® Index securities with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Value Index:

Measures the performance of those Russell Midcap® Index securities with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index:

A market-capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	Principal LifeTime	Principal LifeTime		Principal LifeTime
Amounts in thousands, except per share amounts	2010 Fund	2020 Fund		2030 Fund
Investment in affiliated Funds--at cost	$1,628,857	$5,251,109		$4,856,115
Assets
Investment in affiliated Funds--at value	$1,713,308	$5,623,387		$5,249,650
Receivables:
Dividends and interest	1,083	1,854		1,408
Expense reimbursement from Manager	1	6		9
Expense reimbursement from Distributor	37	111		115
Fund shares sold	356	1,477		1,206
Total Assets	1,714,785	5,626,835		5,252,388
Liabilities
Accrued management and investment advisory fees	43	144		134
Accrued administrative service fees	17	53		48
Accrued distribution fees	126	391		384
Accrued service fees	66	213		194
Accrued transfer agent fees	45	125		142
Accrued directors' expenses	2	5		4
Accrued other expenses	11	20		35
Payables:
Fund shares redeemed	3,809	7,103		6,165
Total Liabilities	4,119	8,054		7,106
Net Assets Applicable to Outstanding Shares	$1,710,666	$5,618,781		$5,245,282
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,742,027	$5,381,998		$4,964,352
Accumulated undistributed (overdistributed) net investment income (loss)	10,700	17,813		8,598
Accumulated undistributed (overdistributed) net realized gain (loss)	(126,512)	(153,308)		(121,203)
Net unrealized appreciation (depreciation) of investments	84,451	372,278		393,535
Total Net Assets	$1,710,666	$5,618,781		$5,245,282
Capital Stock (par value: $.01 a share):
Shares authorized	650,000	1,125,000		1,225,000
Net Asset Value Per Share:
Class A: Net Assets	$38,144	$99,802		$84,188
Shares Issued and Outstanding	3,131	7,884		6,760
Net Asset Value per share	$12.18	$12.66		$12.45
Maximum Offering Price	$12.65	$13.40		$13.17
Class B: Net Assets	N/A	$6,003		$5,326
Shares Issued and Outstanding		474		426
Net Asset Value per share		$12.66	(a)	$12.50	(a)
Class J: Net Assets	$214,077	$655,845		$677,464
Shares Issued and Outstanding	17,724	52,273		54,657
Net Asset Value per share	$12.08 (a)	$12.55	(a)	$12.39	(a)
Institutional: Net Assets	$1,148,980	$3,856,280		$3,573,298
Shares Issued and Outstanding	94,669	305,721		287,315
Net Asset Value per share	$12.14	$12.61		$12.44
R-1: Net Assets	$20,503	$62,546		$53,082
Shares Issued and Outstanding	1,707	5,010		4,313
Net Asset Value per share	$12.01	$12.48		$12.31
R-2: Net Assets	$25,982	$77,610		$76,588
Shares Issued and Outstanding	2,165	6,225		6,214
Net Asset Value per share	$12.00	$12.47		$12.33
R-3: Net Assets	$80,009	$263,407		$230,818
Shares Issued and Outstanding	6,663	21,093		18,663
Net Asset Value per share	$12.01	$12.49		$12.37
R-4: Net Assets	$68,441	$212,684		$197,788
Shares Issued and Outstanding	5,688	16,999		15,594
Net Asset Value per share	$12.03	$12.51		$12.68
R-5: Net Assets	$114,530	$384,604		$346,730
Shares Issued and Outstanding	9,487	30,641		27,930
Net Asset Value per share	$12.07	$12.55		$12.41

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

					Principal LifeTime
	Principal LifeTime		Principal LifeTime		Strategic Income
Amounts in thousands, except per share amounts	2040 Fund		2050 Fund		Fund
Investment in affiliated Funds--at cost	$2,948,840		$1,278,527		$730,393
Assets
Investment in affiliated Funds--at value	$3,205,617		$1,392,558		$781,794
Receivables:
Dividends and interest	553		228		667
Expense reimbursement from Manager	9		9		5
Expense reimbursement from Distributor	61		15		12
Fund shares sold	1,459		621		132
Total Assets	3,207,699		1,393,431		782,610
Liabilities
Accrued management and investment advisory fees	82		35		20
Accrued administrative service fees	30		13		8
Accrued distribution fees	216		69		50
Accrued service fees	117		51		27
Accrued transfer agent fees	106		44		30
Accrued directors' expenses	3		1		1
Accrued other expenses	20		8		4
Payables:
Fund shares redeemed	4,241		526		1,267
Total Liabilities	4,815		747		1,407
Net Assets Applicable to Outstanding Shares	$3,202,884		$1,392,684		$781,203
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$2,977,828		$1,287,595		$773,285
Accumulated undistributed (overdistributed) net investment income (loss)	2,692		870		6,657
Accumulated undistributed (overdistributed) net realized gain (loss)	(34,413)		(9,812)		(50,140)
Net unrealized appreciation (depreciation) of investments	256,777		114,031		51,401
Total Net Assets	$3,202,884		$1,392,684		$781,203
Capital Stock (par value: $.01 a share):
Shares authorized	1,050,000		825,000		750,000
Net Asset Value Per Share:
Class A: Net Assets	$54,432		$31,354		$29,464
Shares Issued and Outstanding	4,382		2,590		2,541
Net Asset Value per share	$12.42		$12.11		$11.60
Maximum Offering Price	$13.14		$12.81		$12.05
Class B: Net Assets	$3,973		$1,258		$461
Shares Issued and Outstanding	322		105		40
Net Asset Value per share	$12.34	(a)	$12.01	(a)	$11.49 (a)
Class J: Net Assets	$361,253		$88,494		$70,563
Shares Issued and Outstanding	28,899		7,493		6,151
Net Asset Value per share	$12.50	(a)	$11.81	(a)	$11.47 (a)
Institutional: Net Assets	$2,235,924		$1,031,138		$551,533
Shares Issued and Outstanding	177,538		85,446		47,765
Net Asset Value per share	$12.59		$12.07		$11.55
R-1: Net Assets	$37,999		$17,885		$10,740
Shares Issued and Outstanding	3,055		1,500		937
Net Asset Value per share	$12.44		$11.92		$11.46
R-2: Net Assets	$47,947		$21,922		$11,148
Shares Issued and Outstanding	3,850		1,836		972
Net Asset Value per share	$12.45		$11.94		$11.47
R-3: Net Assets	$132,770		$52,457		$39,193
Shares Issued and Outstanding	10,663		4,389		3,433
Net Asset Value per share	$12.45		$11.95		$11.42
R-4: Net Assets	$123,706		$57,975		$24,227
Shares Issued and Outstanding	9,920		4,834		2,117
Net Asset Value per share	$12.47		$11.99		$11.44
R-5: Net Assets	$204,880		$90,201		$43,874
Shares Issued and Outstanding	16,339		7,501		3,809
Net Asset Value per share	$12.54		$12.03		$11.52

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

29

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2012

	SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts	Portfolio		Balanced Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$3,304,925		$1,101,219		$2,180,978
Assets
Investment in affiliated Funds--at value	$3,848,326		$1,229,643		$2,559,614
Receivables:
Dividends and interest	4,940		2,452		1,373
Expense reimbursement from Distributor	114		57		53
Fund shares sold	3,323		1,844		1,249
Total Assets	3,856,703		1,233,996		2,562,289
Liabilities
Accrued management and investment advisory fees	1,057		338		705
Accrued administrative service fees	7		3		4
Accrued distribution fees	1,254		398		877
Accrued service fees	34		12		19
Accrued transfer agent fees	795		189		673
Accrued directors' expenses	2		1		1
Accrued other expenses	48		19		35
Payables:
Fund shares redeemed	4,354		1,891		3,743
Total Liabilities	7,551		2,851		6,057
Net Assets Applicable to Outstanding Shares	$3,849,152		$1,231,145		$2,556,232
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$3,468,176		$1,108,008		$2,312,764
Accumulated undistributed (overdistributed) net investment income (loss)	2,344		1,947		9,241
Accumulated undistributed (overdistributed) net realized gain (loss)	(164,769)		(7,234)		(144,409)
Net unrealized appreciation (depreciation) of investments	543,401		128,424		378,636
Total Net Assets	$3,849,152		$1,231,145		$2,556,232
Capital Stock (par value: $.01 a share):
Shares authorized	1,825,000		1,625,000		1,825,000
Net Asset Value Per Share:
Class A: Net Assets	$1,675,088		$382,440		$1,174,694
Shares Issued and Outstanding	122,282		34,095		79,752
Net Asset Value per share	$13.70		$11.22		$14.73
Maximum Offering Price	$14.50		$11.87		$15.59
Class B: Net Assets	$173,375		$32,590		$132,576
Shares Issued and Outstanding	12,670		2,905		9,351
Net Asset Value per share	$13.68	(a)	$11.22	(a)	$14.18	(a)
Class C: Net Assets	$554,609		$179,925		$443,838
Shares Issued and Outstanding	40,917		16,171		31,818
Net Asset Value per share	$13.55	(a)	$11.13	(a)	$13.95	(a)
Class J: Net Assets	$675,382		$340,861		$313,149
Shares Issued and Outstanding	50,549		30,696		21,804
Net Asset Value per share	$13.36	(a)	$11.10	(a)	$14.36	(a)
Institutional: Net Assets	$612,372		$236,776		$401,459
Shares Issued and Outstanding	45,237		21,267		27,657
Net Asset Value per share	$13.54		$11.13		$14.52
R-1: Net Assets	$4,166		$3,753		$3,657
Shares Issued and Outstanding	308		338		256
Net Asset Value per share	$13.51		$11.10		$14.29
R-2: Net Assets	$9,131		$2,532		$5,916
Shares Issued and Outstanding	678		227		414
Net Asset Value per share	$13.48		$11.15		$14.29
R-3: Net Assets	$43,574		$22,210		$17,863
Shares Issued and Outstanding	3,227		1,998		1,245
Net Asset Value per share	$13.50		$11.12		$14.35
R-4: Net Assets	$31,774		$11,581		$15,442
Shares Issued and Outstanding	2,350		1,041		1,068
Net Asset Value per share	$13.52		$11.13		$14.46
R-5: Net Assets	$69,681		$18,477		$47,638
Shares Issued and Outstanding	5,153		1,660		3,301
Net Asset Value per share	$13.52		$11.13		$14.43

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

30

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2012

	SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$1,360,695		$1,318,383
Assets
Investment in affiliated Funds--at value	$1,495,739		$1,570,307
Receivables:
Dividends and interest	4,047		74
Expense reimbursement from Distributor	71		32
Fund shares sold	6,801		758
Prepaid directors' expenses	2		–
Prepaid expenses	1		–
Total Assets	1,506,661		1,571,171
Liabilities
Accrued management and investment advisory fees	410		433
Accrued administrative service fees	1		2
Accrued distribution fees	516		562
Accrued service fees	7		10
Accrued transfer agent fees	277		549
Accrued directors' expenses	–		1
Accrued other expenses	–		26
Payables:
Dividends payable	3,104		–
Fund shares redeemed	2,802		1,889
Total Liabilities	7,117		3,472
Net Assets Applicable to Outstanding Shares	$1,499,544		$1,567,699
Net Assets Consist of:
Capital Shares and additional paid-in-capital	$1,364,572		$1,447,906
Accumulated undistributed (overdistributed) net investment income (loss)	1,275		7,373
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,347)		(139,504)
Net unrealized appreciation (depreciation) of investments	135,044		251,924
Total Net Assets	$1,499,544		$1,567,699
Capital Stock (par value: $.01 a share):
Shares authorized	1,725,000		2,025,000
Net Asset Value Per Share:
Class A: Net Assets	$612,795		$767,482
Shares Issued and Outstanding	51,098		47,582
Net Asset Value per share	$11.99		$16.13
Maximum Offering Price	$12.46		$17.07
Class B: Net Assets	$39,066		$97,162
Shares Issued and Outstanding	3,255		6,444
Net Asset Value per share	$12.00	(a)	$15.08	(a)
Class C: Net Assets	$224,627		$273,694
Shares Issued and Outstanding	18,877		18,140
Net Asset Value per share	$11.90	(a)	$15.09	(a)
Class J: Net Assets	$423,411		$185,076
Shares Issued and Outstanding	35,541		11,748
Net Asset Value per share	$11.91	(a)	$15.75	(a)
Institutional: Net Assets	$168,309		$199,595
Shares Issued and Outstanding	14,071		12,559
Net Asset Value per share	$11.96		$15.89
R-1: Net Assets	$820		$2,904
Shares Issued and Outstanding	69		185
Net Asset Value per share	$11.92		$15.65
R-2: Net Assets	$1,767		$2,597
Shares Issued and Outstanding	148		166
Net Asset Value per share	$11.94		$15.68
R-3: Net Assets	$8,821		$13,780
Shares Issued and Outstanding	739		876
Net Asset Value per share	$11.94		$15.72
R-4: Net Assets	$6,962		$6,644
Shares Issued and Outstanding	583		420
Net Asset Value per share	$11.95		$15.81
R-5: Net Assets	$12,966		$18,765
Shares Issued and Outstanding	1,086		1,189
Net Asset Value per share	$11.94		$15.78

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Fund	2020 Fund	2030 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$36,717	$110,286	$100,969
Total Income	36,717	110,286	100,969
Expenses:
Management and investment advisory fees	504	1,588	1,466
Distribution fees - Class A	91	231	191
Distribution fees - Class B	N/A	69	63
Distribution fees - Class J	933	2,763	2,789
Distribution fees - R-1	74	214	183
Distribution fees - R-2	84	235	236
Distribution fees - R-3	196	614	547
Distribution fees - R-4	75	226	204
Administrative service fees - R-1	59	171	147
Administrative service fees - R-2	56	156	157
Administrative service fees - R-3	55	172	153
Administrative service fees - R-4	23	68	61
Administrative service fees - R-5	11	35	32
Registration fees - Class A	13	17	17
Registration fees - Class B	N/A	13	14
Registration fees - Class J	22	34	46
Registration fees - Institutional	15	36	44
Service fees - R-1	53	153	131
Service fees - R-2	70	195	196
Service fees - R-3	196	614	547
Service fees - R-4	187	566	510
Service fees - R-5	279	881	798
Shareholder meeting expense - Class A	1	4	6
Shareholder meeting expense - Class B	N/A	1	1
Shareholder meeting expense - Class J	6	19	25
Shareholder meeting expense - Institutional	2	7	6
Shareholder reports - Class A	2	5	6
Shareholder reports - Class B	N/A	1	1
Shareholder reports - Class J	16	54	73
Transfer agent fees - Class A	59	148	152
Transfer agent fees - Class B	N/A	16	18
Transfer agent fees - Class J	115	383	515
Transfer agent fees - Institutional	6	21	7
Directors' expenses	44	134	124
Professional fees	13	17	16
Other expenses	23	69	64
Total Gross Expenses	3,283	9,930	9,546
Less: Reimbursement from Manager - Class A	29	58	84
Less: Reimbursement from Manager - Class B	N/A	22	25
Less: Reimbursement from Distributor - Class J	398	1,181	1,193
Total Net Expenses	2,856	8,669	8,244
Net Investment Income (Loss)	33,861	101,617	92,725

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	43,846	50,356	21,814
Capital gain distribution received from affiliated Funds	7,803	34,744	34,945
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	65,148	345,434	347,718
Net Realized and Unrealized Gain (Loss) on Investments	116,797	430,534	404,477
Net Increase (Decrease) in Net Assets Resulting from Operations	$150,658	$532,151	$497,202

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic
Amounts in thousands	2040 Fund	2050 Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$55,416	$22,119	$16,887
Total Income	55,416	22,119	16,887
Expenses:
Management and investment advisory fees	885	378	220
Distribution fees - Class A	124	72	68
Distribution fees - Class B	46	14	6
Distribution fees - Class J	1,450	349	299
Distribution fees - R-1	128	58	38
Distribution fees - R-2	141	63	35
Distribution fees - R-3	321	127	89
Distribution fees - R-4	119	52	28
Administrative service fees - R-1	102	47	31
Administrative service fees - R-2	94	42	23
Administrative service fees - R-3	90	35	25
Administrative service fees - R-4	36	16	8
Administrative service fees - R-5	19	8	4
Registration fees - Class A	16	15	15
Registration fees - Class B	14	15	15
Registration fees - Class J	31	18	17
Registration fees - Institutional	35	25	16
Service fees - R-1	92	41	28
Service fees - R-2	117	53	29
Service fees - R-3	321	127	89
Service fees - R-4	298	131	69
Service fees - R-5	471	198	101
Shareholder meeting expense - Class A	5	4	1
Shareholder meeting expense - Class B	1	–	–
Shareholder meeting expense - Class J	17	6	2
Shareholder meeting expense - Institutional	4	2	1
Shareholder reports - Class A	5	4	1
Shareholder reports - Class B	1	–	–
Shareholder reports - Class J	52	17	7
Transfer agent fees - Class A	115	92	50
Transfer agent fees - Class B	15	10	8
Transfer agent fees - Class J	409	170	60
Transfer agent fees - Institutional	3	2	2
Directors' expenses	75	33	20
Professional fees	14	12	13
Other expenses	38	16	10
Total Gross Expenses	5,704	2,252	1,428
Less: Reimbursement from Manager - Class A	80	78	33
Less: Reimbursement from Manager - Class B	24	24	22
Less: Reimbursement from Distributor - Class J	621	149	127
Total Net Expenses	4,979	2,001	1,246
Net Investment Income (Loss)	50,437	20,118	15,641

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	17,170	8,033	5,875
Capital gain distribution received from affiliated Funds	21,893	9,524	2,155
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	217,440	94,926	35,282
Net Realized and Unrealized Gain (Loss) on Investments	256,503	112,483	43,312
Net Increase (Decrease) in Net Assets Resulting from Operations	$306,940	$132,601	$58,953

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$91,623	$32,925	$47,519
Total Income	91,623	32,925	47,519
Expenses:
Management and investment advisory fees	11,547	3,484	7,813
Distribution fees - Class A	4,064	900	2,889
Distribution fees - Class B	2,243	413	1,714
Distribution fees - Class C	5,491	1,726	4,482
Distribution fees - Class J	2,700	1,305	1,242
Distribution fees - R-1	17	12	12
Distribution fees - R-2	25	8	19
Distribution fees - R-3	83	45	37
Distribution fees - R-4	27	9	14
Administrative service fees - R-1	13	10	10
Administrative service fees - R-2	17	5	13
Administrative service fees - R-3	23	12	10
Administrative service fees - R-4	8	3	4
Administrative service fees - R-5	6	2	4
Registration fees - Class A	19	29	12
Registration fees - Class B	–	11	2
Registration fees - Class C	13	12	10
Registration fees - Class J	40	44	33
Registration fees - Institutional	25	19	21
Service fees - R-1	12	9	9
Service fees - R-2	21	6	16
Service fees - R-3	83	45	37
Service fees - R-4	68	22	36
Service fees - R-5	137	38	96
Shareholder meeting expense - Class A	107	21	85
Shareholder meeting expense - Class B	30	5	24
Shareholder meeting expense - Class C	34	10	35
Shareholder meeting expense - Class J	15	6	8
Shareholder meeting expense - Institutional	1	–	–
Shareholder reports - Class A	122	23	96
Shareholder reports - Class B	32	5	23
Shareholder reports - Class C	38	11	39
Shareholder reports - Class J	47	17	21
Shareholder reports - Institutional	2	–	–
Transfer agent fees - Class A	1,665	350	1,346
Transfer agent fees - Class B	402	70	315
Transfer agent fees - Class C	501	155	501
Transfer agent fees - Class J	425	215	246
Transfer agent fees - Institutional	1	1	1
Directors' expenses	88	28	60
Professional fees	150	13	13
Other expenses	45	16	35
Total Gross Expenses	30,387	9,115	21,383
Less: Reimbursement from Distributor - Class J	1,156	560	532
Total Net Expenses	29,231	8,555	20,851
Net Investment Income (Loss)	62,392	24,370	26,668

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	17,606	2,454	11,881
Capital gain distribution received from affiliated Funds	22,233	4,886	19,588
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	235,002	62,217	185,154
Net Realized and Unrealized Gain (Loss) on Investments	274,841	69,557	216,623
Net Increase (Decrease) in Net Assets Resulting from Operations	$337,233	$93,927	$243,291

See accompanying notes.

34

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS, INC. Year Ended October 31, 2012

	SAM Flexible	SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$48,386	$22,652
Total Income	48,386	22,652
Expenses:
Management and investment advisory fees	4,250	4,889
Distribution fees - Class A	1,409	1,882
Distribution fees - Class B	500	1,245
Distribution fees - Class C	2,048	2,760
Distribution fees - Class J	1,558	770
Distribution fees - R-1	3	10
Distribution fees - R-2	5	9
Distribution fees - R-3	19	28
Distribution fees - R-4	6	6
Administrative service fees - R-1	2	8
Administrative service fees - R-2	3	6
Administrative service fees - R-3	5	8
Administrative service fees - R-4	2	2
Administrative service fees - R-5	1	1
Registration fees - Class A	33	14
Registration fees - Class B	7	5
Registration fees - Class C	18	12
Registration fees - Class J	40	28
Registration fees - Institutional	17	18
Service fees - R-1	2	8
Service fees - R-2	4	7
Service fees - R-3	19	28
Service fees - R-4	15	15
Service fees - R-5	24	39
Shareholder meeting expense - Class A	33	71
Shareholder meeting expense - Class B	7	19
Shareholder meeting expense - Class C	12	26
Shareholder meeting expense - Class J	7	6
Shareholder reports - Class A	34	80
Shareholder reports - Class B	–	20
Shareholder reports - Class C	9	29
Shareholder reports - Class J	17	18
Shareholder reports - Institutional	2	–
Transfer agent fees - Class A	491	1,121
Transfer agent fees - Class B	83	269
Transfer agent fees - Class C	178	382
Transfer agent fees - Class J	285	167
Transfer agent fees - Institutional	5	1
Directors' expenses	32	38
Professional fees	13	152
Other expenses	16	19
Total Gross Expenses	11,214	14,216
Less: Reimbursement from Distributor - Class J	669	330
Total Net Expenses	10,545	13,886
Net Investment Income (Loss)	37,841	8,766

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	10,456	7,371
Capital gain distribution received from affiliated Funds	5,059	13,718
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	60,190	126,504
Net Realized and Unrealized Gain (Loss) on Investments	75,705	147,593
Net Increase (Decrease) in Net Assets Resulting from Operations	$113,546	$156,359

See accompanying notes.

35

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Principal LifeTime 2010 Fund
								Year Ended	Year Ended
								October 31, 2012	October 31, 2011
Operations
Net investment income (loss)								$33,861	$42,094
Net realized gain (loss) on investments								51,649	9,424
Change in unrealized appreciation/depreciation of investments								65,148	24,688
		Net Increase (Decrease) in Net Assets Resulting from Operations						150,658	76,206

Dividends and Distributions to Shareholders
From net investment income								(38,883)	(42,837)
					Total Dividends and Distributions			(38,883)	(42,837)

Capital Share Transactions
Net increase (decrease) in capital share transactions								(38,251)	(160,548)
				Total increase (decrease) in net assets				73,524	(127,179)

Net Assets
Beginning of period								1,637,142	1,764,321
End of period (including undistributed net investment income as set forth below)								$1,710,666	$1,637,142
Undistributed (overdistributed) net investment income (loss)								$10,700	$15,722

	Class A	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$5,818	$28,413	$106,689	$2,599	$4,653	$17,245	$15,439	$25,390
Reinvested	734	4,414	27,335	339	481	1,483	1,641	2,445
Redeemed	(5,838)	(34,977)	(134,540)	(4,952)	(11,245)	(25,155)	(30,542)	(36,120)
Net Increase (Decrease)	$714	$(2,150)	$(516)	$(2,014)	$(6,111)	$(6,427) $ (13,462) $		(8,285)
Shares:
Sold	497	2,444	9,169	226	401	1,492	1,347	2,181
Reinvested	67	402	2,482	31	44	136	150	223
Redeemed	(500)	(3,022)	(11,536)	(428)	(980)	(2,189)	(2,650)	(3,128)
Net Increase (Decrease)	64	(176)	115	(171)	(535)	(561)	(1,153)	(724)
Year Ended October 31, 2011
Dollars:
Sold	$4,314	$32,843	$74,831	$3,162	$5,444	$17,108	$18,551	$21,792
Reinvested	813	4,485	29,298	395	763	1,908	1,808	3,356
Redeemed	(9,127)	(45,226)	(181,993)	(7,015)	(19,493)	(35,682)	(25,216)	(57,667)
Net Increase (Decrease)	$(4,000)	$(7,898)	$(77,864)	$(3,458) $ (13,286) $ (16,666) $			(4,857) $ (32,519)
Shares:
Sold	377	2,877	6,567	280	485	1,511	1,624	1,922
Reinvested	72	402	2,623	35	69	172	163	301
Redeemed	(794)	(3,981)	(15,975)	(622)	(1,725)	(3,206)	(2,209)	(5,108)
Net Increase (Decrease)	(345)	(702)	(6,785)	(307)	(1,171)	(1,523)	(422)	(2,885)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(740)	$(4,419)	$(27,335)	$(339)	$(481)	$(1,483)	$(1,641)	$(2,445)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(740)	$(4,419)	$(27,335)	$(339)	$(481)	$(1,483)	$(1,641)	$(2,445)
Year Ended October 31, 2011
From net investment
income	$(819)	$(4,490)	$(29,298)	$(395)	$(763)	$(1,908)	$(1,808)	$(3,356)
From net realized gain on
investments	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(819)	$(4,490)	$(29,298)	$(395)	$(763)	$(1,908)	$(1,808)	$(3,356)

See accompanying notes.

36

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2020 Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$101,617	$101,937
Net realized gain (loss) on investments											85,100	21,559
Change in unrealized appreciation/depreciation of investments											345,434	48,890
		Net Increase (Decrease) in Net Assets Resulting from Operations									532,151	172,386

Dividends and Distributions to Shareholders
From net investment income											(108,020)	(103,087)
					Total Dividends and Distributions						(108,020)	(103,087)

Capital Share Transactions
Net increase (decrease) in capital share transactions											277,025	74,133
					Total increase (decrease) in net assets						701,156	143,432

Net Assets
Beginning of period											4,917,625	4,774,193
End of period (including undistributed net investment income as set forth below)											$5,618,781	$4,917,625
Undistributed (overdistributed) net investment income (loss)										$	17,813	$24,216

	Class A	Class B	Class J	Institutional	R-1		R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$18,816	$88	$104,247	$364,447	$8,703		$11,249		$49,474	$33,317	$84,728
Reinvested	1,657	81	11,422	77,434	841		1,135		4,065	4,417	6,957
Redeemed	(13,550)	(2,398)	(87,636)	(186,289)	(10,158)		(21,375)		(38,028)	(70,593)	(76,026)
Net Increase (Decrease)	$6,923	$(2,229)	$28,033	$255,592	$(614	) $	(8,991	) $	15,511	$(32,859)	$15,659
Shares:
Sold	1,557	8	8,660	30,187	725		937		4,152	2,797	7,029
Reinvested	146	7	1,017	6,877	75		102		363	394	620
Redeemed	(1,117)	(197)	(7,308)	(15,411)	(844)		(1,812)		(3,177)	(5,914)	(6,424)
Net Increase (Decrease)	586	(182)	2,369	21,653	(44)		(773)		1,338	(2,723)	1,225
Year Ended October 31, 2011
Dollars:
Sold	$14,269	$257	$99,466	$309,509	$8,393		$10,911		$45,804	$45,357	$66,680
Reinvested	1,581	92	10,470	72,512	841		1,581		3,967	4,282	7,742
Redeemed	(14,431)	(1,403)	(92,501)	(263,788)	(10,765)		(42,038)		(58,368)	(40,777)	(105,510)
Net Increase (Decrease)	$1,419	$(1,054)	$17,435	$118,233	$(1,531) $ (29,546)				$(8,597)	$8,862	$(31,088)
Shares:
Sold	1,201	22	8,427	26,060	715		933		3,880	3,805	5,672
Reinvested	135	8	900	6,219	72		137		342	369	666
Redeemed	(1,216)	(119)	(7,853)	(22,391)	(920)		(3,584)		(5,076)	(3,471)	(8,957)
Net Increase (Decrease)	120	(89)	1,474	9,888	(133)		(2,514)		(854)	703	(2,619)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,661)	$(82)	$(11,427)	$(77,435)	$(841)		$(1,135)		$(4,065)	$(4,417)	$(6,957)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,661)	$(82)	$(11,427)	$(77,435)	$(841)		$(1,135)		$(4,065)	$(4,417)	$(6,957)
Year Ended October 31, 2011
From net investment
income	$(1,590)	$(93)	$(10,479)	$(72,512)	$(841)		$(1,581)		$(3,967)	$(4,282)	$(7,742)
From net realized gain on
investments	–	–	–	–	–		–		–	–	–
Total Dividends and
Distributions	$(1,590)	$(93)	$(10,479)	$(72,512)	$(841)		$(1,581)		$(3,967)	$(4,282)	$(7,742)

See accompanying notes.

37

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Principal LifeTime 2030 Fund
Year Ended	Year Ended
October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$	92,725	$78,913
Net realized gain (loss) on investments	56,759	24,750
Change in unrealized appreciation/depreciation of investments	347,718	46,833
Net Increase (Decrease) in Net Assets Resulting from Operations	497,202	150,496

Dividends and Distributions to Shareholders
From net investment income	(97,326)	(79,981)
Total Dividends and Distributions	(97,326)	(79,981)

Capital Share Transactions
Net increase (decrease) in capital share transactions	358,784	121,264
Total increase (decrease) in net assets	758,660	191,779

Net Assets
Beginning of period	4,486,622	4,294,843
End of period (including undistributed net investment income as set forth below)	$5,245,282	$4,486,622
Undistributed (overdistributed) net investment income (loss)	$	8,598	$13,199

Class A	Class B	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$17,275	$54	$126,415	$377,230	$7,103	$11,703	$42,698	$40,322	$77,050
Reinvested	1,335	69	10,987	69,638	705	1,134	3,566	3,761	6,123
Redeemed	(9,968)	(2,268)	(76,836)	(145,703)	(9,463)	(22,326)	(42,198)	(61,939)	(67,683)
Net Increase (Decrease)	$8,642	$(2,145)	$60,566	$301,165	$(1,655)	$(9,489)	$4,066	$(17,856)	$15,490
Shares:
Sold	1,451	4	10,626	31,780	604	990	3,607	3,346	6,465
Reinvested	120	6	994	6,302	64	103	323	333	554
Redeemed	(842)	(189)	(6,480)	(12,316)	(805)	(1,902)	(3,538)	(5,123)	(5,738)
Net Increase (Decrease)	729	(179)	5,140	25,766	(137)	(809)	392	(1,444)	1,281
Year Ended October 31, 2011
Dollars:
Sold	$15,667	$210	$ 113,241	$320,997	$7,611	$11,388	$37,502	$35,557	$64,277
Reinvested	1,050	70	8,230	56,512	589	1,181	3,087	3,127	6,125
Redeemed	(10,906)	(1,409)	(79,028)	(226,611)	(8,739)	(35,055)	(56,347)	(36,692)	(110,370)
Net Increase (Decrease)	$5,811	$(1,129)	$42,443	$150,898	$(539)	$(22,486)	$(15,758) $	1,992	$(39,968)
Shares:
Sold	1,334	18	9,676	27,329	654	979	3,192	2,933	5,515
Reinvested	91	6	712	4,884	51	102	267	264	529
Redeemed	(925)	(120)	(6,799)	(19,379)	(745)	(2,994)	(5,007)	(3,066)	(9,374)
Net Increase (Decrease)	500	(96)	3,589	12,834	(40)	(1,913)	(1,548)	131	(3,330)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(1,339)	$(69)	$(10,991)	$(69,638	) $	(705)	$(1,134)	$(3,566)	$(3,761)	$(6,123)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,339)	$(69)	$(10,991)	$(69,638)	$(705)	$(1,134)	$(3,566)	$(3,761)	$(6,123)
Year Ended October 31, 2011
From net investment
income	$(1,059)	$(70)	$(8,231)	$(56,512)	$(589)	$(1,181)	$(3,087)	$(3,127	) $	(6,125)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(1,059)	$(70)	$(8,231)	$(56,512)	$(589)	$(1,181)	$(3,087)	$(3,127)	$(6,125)

See accompanying notes.

38

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2040 Fund
											Year Ended	Year Ended
											October 31, 2012	October 31, 2011
Operations
Net investment income (loss)											$	50,437	$42,011
Net realized gain (loss) on investments												39,063	15,058
Change in unrealized appreciation/depreciation of investments												217,440	24,475
		Net Increase (Decrease) in Net Assets Resulting from Operations										306,940	81,544

Dividends and Distributions to Shareholders
From net investment income												(53,315)	(40,625)
							Total Dividends and Distributions					(53,315)	(40,625)

Capital Share Transactions
Net increase (decrease) in capital share transactions												270,861	116,212
					Total increase (decrease) in net assets							524,486	157,131

Net Assets
Beginning of period												2,678,398	2,521,267
End of period (including undistributed net investment income as set forth below)												$3,202,884	$2,678,398
Undistributed (overdistributed) net investment income (loss)											$	2,692	$5,570

	Class A	Class B	Class J	Institutional			R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$11,877	$23	$80,148		$262,703		$6,504		$8,871	$27,232	$32,993	$47,962
Reinvested	782	44	4,968		39,361		416		579	1,904	1,982	3,275
Redeemed	(6,585)	(1,682)	(37,915)		(94,521)		(5,954)		(11,117)	(30,195)	(33,076)	(39,718)
Net Increase (Decrease)	$6,074	$(1,615)	$47,201		$207,543		$966		$(1,667)	$(1,059)	$1,899	$11,519
Shares:
Sold	1,000	2	6,695		21,853		548		744	2,299	2,820	4,001
Reinvested	71	4	448		3,536		37		52	172	179	295
Redeemed	(553)	(143)	(3,177)		(7,895)		(499)		(944)	(2,560)	(2,778)	(3,344)
Net Increase (Decrease)	518	(137)	3,966		17,494		86		(148)	(89)	221	952
Year Ended October 31, 2011
Dollars:
Sold	$10,335	$143	$70,376		$229,478		$6,715		$7,691	$24,711	$28,506	$46,127
Reinvested	554	34	3,216		29,928		311		527	1,441	1,462	3,149
Redeemed	(5,799)	(718)	(36,609)		(151,368)		(6,340)		(19,094)	(29,365)	(21,524)	(77,675)
Net Increase (Decrease)	$5,090	$(541)	$36,983		$108,038		$686	$(10,876)		$(3,213)	$8,444	$(28,399)
Shares:
Sold	883	12	5,943		19,306		570		651	2,088	2,416	3,921
Reinvested	48	3	275		2,543		27		45	123	125	268
Redeemed	(495)	(61)	(3,102)		(12,743)		(529)		(1,616)	(2,610)	(1,828)	(6,488)
Net Increase (Decrease)	436	(46)	3,116		9,106		68		(920)	(399)	713	(2,299)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(784)	$(44)	$(4,970	) $	(39,361	) $	(416	) $	(579)	$(1,904)	$(1,982)	$(3,275)
From net realized gain on
investments	–	–	–		–		–		–	–	–	–
Total Dividends and
Distributions	$(784)	$(44)	$(4,970	) $	(39,361	) $	(416	) $	(579)	$(1,904)	$(1,982)	$(3,275)
Year Ended October 31, 2011
From net investment
income	$(556)	$(34)	$(3,217	) $	(29,928	) $	(311	) $	(527)	$(1,441)	$(1,462)	$(3,149)
From net realized gain on
investments	–	–	–		–		–		–	–	–	–
Total Dividends and
Distributions	$(556)	$(34)	$(3,217	) $	(29,928	) $	(311	) $	(527)	$(1,441)	$(1,462)	$(3,149)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Principal LifeTime 2050 Fund
												Year Ended	Year Ended
												October 31, 2012	October 31, 2011
Operations
Net investment income (loss)												$	20,118	$16,538
Net realized gain (loss) on investments													17,557	7,251
Change in unrealized appreciation/depreciation of investments													94,926	9,866
		Net Increase (Decrease) in Net Assets Resulting from Operations										132,601		33,655

Dividends and Distributions to Shareholders
From net investment income												(21,014)		(15,688)
							Total Dividends and Distributions					(21,014)		(15,688)

Capital Share Transactions
Net increase (decrease) in capital share transactions												157,123		46,954
					Total increase (decrease) in net assets							268,710		64,921

Net Assets
Beginning of period												1,123,974		1,059,053
End of period (including undistributed net investment income as set forth below)												$1,392,684		$1,123,974
Undistributed (overdistributed) net investment income (loss)												$	870	$1,766

	Class A	Class B		Class J	Institutional		R-1		R-2	R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$6,758	$25		$23,829	$143,282		$4,475		$5,218	$13,754		$19,051	$23,469
Reinvested	415	10		1,024	16,489		167		232	700		742	1,233
Redeemed	(4,644)	(395)		(10,788)	(40,715)		(2,842)		(5,457)	(13,044)		(12,319)	(13,546)
Net Increase (Decrease)	$2,529	$(360	) $	14,065	$119,056		$1,800		$(7)	$1,410		$7,474	$11,156
Shares:
Sold	584	2		2,107	12,413		394		455	1,218		1,704	2,043
Reinvested	39	1		98	1,553		15		22	66		70	116
Redeemed	(404)	(34)		(955)	(3,578)		(248)		(483)	(1,173)		(1,076)	(1,207)
Net Increase (Decrease)	219	(31)		1,250	10,388		161		(6)	111		698	952
Year Ended October 31, 2011
Dollars:
Sold	$6,191	$18		$22,890	$130,220		$3,956		$4,484	$14,336		$11,930	$22,145
Reinvested	296	7		604	12,498		114		198	449		488	1,031
Redeemed	(4,256)	(355)		(10,488)	(115,701)		(3,079)		(9,407)	(10,790)		(6,602)	(24,223)
Net Increase (Decrease)	$2,231	$(330	) $	13,006	$27,017		$991		$(4,725)	$3,995		$5,816	$(1,047)
Shares:
Sold	541	2		2,043	11,438		351		396	1,261		1,041	1,960
Reinvested	26	1		54	1,107		10		18	40		43	91
Redeemed	(373)	(32)		(936)	(10,087)		(270)		(822)	(1,011)		(577)	(2,105)
Net Increase (Decrease)	194	(29)		1,161	2,458		91		(408)	290		507	(54)

Distributions:
Year Ended October 31, 2012
From net investment
income	$(415)	$(10	) $	(1,026)	$(16,489	) $	(167	) $	(232)	$(700	) $	(742)	$(1,233)
From net realized gain on
investments	–	–		–	–		–		–	–		–	–
Total Dividends and Distributions $	(415)	$(10	) $	(1,026)	$(16,489	) $	(167	) $	(232)	$(700	) $	(742)	$(1,233)
Year Ended October 31, 2011
From net investment
income	$(298)	$(7	) $	(605)	$(12,498	) $	(114	) $	(198)	$(449	) $	(488)	$(1,031)
From net realized gain on
investments	–	–		–	–		–		–	–		–	–
Total Dividends and Distributions $	(298)	$(7	) $	(605)	$(12,498	) $	(114	) $	(198)	$(449	) $	(488)	$(1,031)

See accompanying notes.

40

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

										Principal LifeTime
Amounts in thousands										Strategic Income Fund
										Year Ended	Year Ended
										October 31, 2012	October 31, 2011
Operations
Net investment income (loss)										$	15,641	$20,377
Net realized gain (loss) on investments											8,030	3,241
Change in unrealized appreciation/depreciation of investments											35,282	819
		Net Increase (Decrease) in Net Assets Resulting from Operations									58,953	24,437

Dividends and Distributions to Shareholders
From net investment income											(19,067)	(19,583)
							Total Dividends and Distributions				(19,067)	(19,583)

Capital Share Transactions
Net increase (decrease) in capital share transactions											59,707	3,938
					Total increase (decrease) in net assets						99,593	8,792

Net Assets
Beginning of period											681,610	672,818
End of period (including undistributed net investment income as set forth below)											$781,203	$681,610
Undistributed (overdistributed) net investment income (loss)										$	6,657	$10,083

	Class A	Class B		Class J	Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$5,345	$36		$11,472	$105,772		$2,547	$3,003	$17,837	$8,743	$31,145
Reinvested	643	10		1,627	13,742		224	247	770	795	1,005
Redeemed	(3,804)	(412)		(10,977)	(64,141)		(3,978)	(4,088)	(14,022)	(14,934)	(28,900)
Net Increase (Decrease)	$2,184	$(366	) $	2,122	$55,373		$(1,207)	$(838)	$4,585	$(5,396)	$3,250
Shares:
Sold	476	3		1,032	9,522		231	274	1,622	798	2,819
Reinvested	60	1		154	1,290		21	24	73	75	94
Redeemed	(341)	(37)		(996)	(5,756)		(363)	(370)	(1,275)	(1,356)	(2,614)
Net Increase (Decrease)	195	(33)		190	5,056		(111)	(72)	420	(483)	299
Year Ended October 31, 2011
Dollars:
Sold	$4,312	$180		$15,414	$89,908		$3,332	$5,035	$13,600	$7,523	$13,195
Reinvested	718	17		1,665	13,796		274	287	887	755	1,173
Redeemed	(5,412)	(243)		(14,117)	(98,254)		(4,053)	(10,472)	(13,737)	(7,943)	(13,902)
Net Increase (Decrease)	$(382)	$(46	) $	2,962	$5,450		$(447)	$(5,150)	$750	$335	$466
Shares:
Sold	396	16		1,427	8,296		308	467	1,260	697	1,215
Reinvested	67	2		158	1,303		26	27	85	72	111
Redeemed	(494)	(23)		(1,309)	(9,061)		(373)	(972)	(1,285)	(737)	(1,287)
Net Increase (Decrease)	(31)	(5)		276	538		(39)	(478)	60	32	39

Distributions:
Year Ended October 31, 2012
From net investment
income	$(645)	$(10	) $	(1,629)	$(13,742	) $	(224)	$(247)	$(770)	$(795)	$(1,005)
From net realized gain on
investments	–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(645)	$(10	) $	(1,629)	$(13,742	) $	(224)	$(247)	$(770)	$(795)	$(1,005)
Year Ended October 31, 2011
From net investment
income	$(724)	$(17	) $	(1,670)	$(13,796	) $	(274)	$(287)	$(887)	$(755)	$(1,173)
From net realized gain on
investments	–	–		–	–		–	–	–	–	–
Total Dividends and Distributions $	(724)	$(17	) $	(1,670)	$(13,796	) $	(274)	$(287)	$(887)	$(755)	$(1,173)

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Balanced Portfolio
									Year Ended			Year Ended
									October 31, 2012			October 31, 2011
Operations
Net investment income (loss)									$	62,392			$66,154
Net realized gain (loss) on investments										39,839			38,125
Change in unrealized appreciation/depreciation of investments										235,002			17,246
		Net Increase (Decrease) in Net Assets Resulting from Operations								337,233			121,525

Dividends and Distributions to Shareholders
From net investment income										(62,722)			(66,299)
					Total Dividends and Distributions					(62,722)			(66,299)

Capital Share Transactions
Net increase (decrease) in capital share transactions										334,096			(30,252)
				Total increase (decrease) in net assets						608,607			24,974

Net Assets
Beginning of period										3,240,545			3,215,571
End of period (including undistributed net investment income as set forth below)										$3,849,152			$3,240,545
Undistributed (overdistributed) net investment income (loss)									$	2,344			$2,674

	Class A	Class B	Class C	Class J	Institutional		R-1	R-2	R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$239,587	$4,094	$57,458	$195,201	$373,381		$1,329	$3,774	$22,028	$15,507		$32,246
Reinvested	30,230	2,454	6,366	11,889	7,610		72	133	573	497		1,091
Redeemed	(301,215)	(130,473)	(93,104)	(92,135)	(27,988)		(2,818)	(2,189)	(8,210)	(5,622)		(7,670)
Net Increase (Decrease)	$(31,398) $ (123,925) $ (29,280) $ 114,955 $				353,003		$(1,417)	$1,718	$14,391	$10,382		$25,667
Shares:
Sold	18,146	311	4,405	15,152	28,637		100	284	1,684	1,199		2,481
Reinvested	2,324	193	500	935	584		6	10	44	38		85
Redeemed	(22,892)	(9,942)	(7,156)	(7,139)	(2,115)		(215)	(164)	(626)	(428)		(597)
Net Increase (Decrease)	(2,422)	(9,438)	(2,251)	8,948	27,106		(109)	130	1,102	809		1,969
Year Ended October 31, 2011
Dollars:
Sold	$272,512	$8,024	$68,616	$182,604	$130,730		$1,000	$5,778	$14,708	$13,466		$25,534
Reinvested	33,429	4,688	7,826	10,421	4,540		88	130	454	279		745
Redeemed	(381,806)	(181,006)	(121,791)	(79,273)	(31,582)		(664)	(3,390)	(5,641)	(2,332)		(8,339)
Net Increase (Decrease)	$(75,865) $ (168,294) $ (45,349) $ 113,752				$103,688		$424	$2,518	$9,521	$11,413		$17,940
Shares:
Sold	21,141	623	5,383	14,545	10,335		79	459	1,140	1,049		2,027
Reinvested	2,631	369	622	840	363		7	11	36	22		59
Redeemed	(29,763)	(14,089)	(9,606)	(6,346)	(2,500)		(53)	(259)	(445)	(185)		(661)
Net Increase (Decrease)	(5,991)	(13,097)	(3,601)	9,039	8,198		33	211	731	886		1,425

Distributions:
Year Ended October 31, 2012
From net investment
income	$(31,467)	$(2,567)	$(6,801) $ (11,909) $		(7,612	) $	(72)	$(133)	$(573	) $	(497)	$(1,091)
From net realized gain on
investments	–	–	–	–	–		–	–	–	–		–
Total Dividends and
Distributions	$(31,467)	$(2,567)	$(6,801) $ (11,909) $		(7,612	) $	(72)	$(133)	$(573	) $	(497)	$(1,091)
Year Ended October 31, 2011
From net investment
income	$(36,057)	$(5,086)	$(8,484) $ (10,431) $		(4,545	) $	(88)	$(130)	$(454	) $	(279)	$(745)
From net realized gain on
investments	–	–	–	–	–		–	–	–	–		–
Total Dividends and
Distributions	$(36,057)	$(5,086)	$(8,484) $ (10,431) $		(4,545	) $	(88)	$(130)	$(454	) $	(279)	$(745)

See accompanying notes.

42

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											SAM Conservative Balanced Portfolio
											Year Ended		Year Ended
											October 31, 2012		October 31, 2011
Operations
Net investment income (loss)											$	24,370		$23,031
Net realized gain (loss) on investments												7,340		13,103
Change in unrealized appreciation/depreciation of investments												62,217		(6,423)
		Net Increase (Decrease) in Net Assets Resulting from Operations										93,927		29,711

Dividends and Distributions to Shareholders
From net investment income											(23,747)			(22,941)
From net realized gain on investments												(4,616)		–
							Total Dividends and Distributions				(28,363)			(22,941)

Capital Share Transactions
Net increase (decrease) in capital share transactions											243,653			91,986
							Total increase (decrease) in net assets				309,217			98,756

Net Assets
Beginning of period											921,928			823,172
End of period (including undistributed net investment income as set forth below)											$1,231,145			$921,928
Undistributed (overdistributed) net investment income (loss)											$	1,947		$1,324

	Class A	Class B		Class C		Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$82,586	$1,639		$25,972	$117,925		$146,056	$893	$1,155		$9,157	$8,211	$10,392
Reinvested	9,692	810		3,439		8,171	4,064	85	72		465	224	428
Redeemed	(67,014)	(22,570)		(28,667)		(40,075)	(16,203)	(689)	(1,950)		(3,951)	(2,086)	(4,578)
Net Increase (Decrease)	$25,264	$(20,121	) $	744		$86,021	$133,917	$289	$(723	) $	5,671	$6,349	$6,242
Shares:
Sold	7,602	152		2,406		10,974	13,529	83	106		846	766	965
Reinvested	906	77		326		770	379	8	7		44	21	40
Redeemed	(6,165)	(2,085)		(2,673)		(3,722)	(1,494)	(64)	(180)		(370)	(192)	(418)
Net Increase (Decrease)	2,343	(1,856)		59		8,022	12,414	27	(67)		520	595	587
Year Ended October 31, 2011
Dollars:
Sold	$89,146	$4,229		$31,851		$90,818	$46,664	$1,031	$1,442		$11,467	$3,503	$10,849
Reinvested	8,269	1,119		3,252		5,796	2,496	70	78		316	127	239
Redeemed	(78,135)	(33,417)		(40,731)		(36,104)	(16,935)	(439)	(2,770)		(4,821)	(3,309)	(4,115)
Net Increase (Decrease)	$19,280	$(28,069	) $	(5,628)		$60,510	$32,225	$662	$(1,250	) $	6,962	$321	$6,973
Shares:
Sold	8,370	399		3,013		8,610	4,408	97	136		1,066	330	1,028
Reinvested	783	106		310		555	238	7	7		30	12	23
Redeemed	(7,342)	(3,129)		(3,855)		(3,435)	(1,610)	(42)	(258)		(459)	(310)	(386)
Net Increase (Decrease)	1,811	(2,624)		(532)		5,730	3,036	62	(115)		637	32	665

Distributions:
Year Ended October 31, 2012
From net investment
income	$(8,596)	$(634	) $	(2,891	) $	(6,951)	$(3,590)	$(69)	$(57	) $	(389)	$(199)	$(371)
From net realized gain on
investments	(1,662)	(237)		(823)		(1,229)	(476)	(16)	(15)		(76)	(25)	(57)
Total Dividends and
Distributions	$(10,258)	$(871	) $	(3,714	) $	(8,180)	$(4,066)	$(85)	$(72	) $	(465)	$(224)	$(428)
Year Ended October 31, 2011
From net investment
income	$(9,012)	$(1,245	) $	(3,554	) $	(5,804)	$(2,496)	$(70)	$(78	) $	(316)	$(127)	$(239)
From net realized gain on
investments	–	–		–		–	–	–	–		–	–	–
Total Dividends and
Distributions	$(9,012)	$(1,245	) $	(3,554	) $	(5,804)	$(2,496)	$(70)	$(78	) $	(316)	$(127)	$(239)

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Conservative Growth Portfolio
								Year Ended		Year Ended
								October 31, 2012		October 31, 2011
Operations
Net investment income (loss)								$	26,668		$27,901
Net realized gain (loss) on investments									31,469		43,410
Change in unrealized appreciation/depreciation of investments									185,154		19,346
		Net Increase (Decrease) in Net Assets Resulting from Operations							243,291		90,657

Dividends and Distributions to Shareholders
From net investment income									(28,359)		(27,147)
					Total Dividends and Distributions				(28,359)		(27,147)

Capital Share Transactions
Net increase (decrease) in capital share transactions									113,709		(140,522)
				Total increase (decrease) in net assets					328,641		(77,012)

Net Assets
Beginning of period									2,227,591		2,304,603
End of period (including undistributed net investment income as set forth below)									$2,556,232		$2,227,591
Undistributed (overdistributed) net investment income (loss)								$	9,241		$10,929

	Class A	Class B	Class C	Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$143,365	$1,144	$29,703	$85,344	$247,453	$869	$2,516	$8,171	$9,482	$21,292
Reinvested	15,948	814	3,163	3,788	2,885	34	65	192	173	517
Redeemed	(212,548)	(96,033)	(76,750)	(34,958)	(20,275)	(1,090)	(2,662)	(3,940)	(6,113)	(8,840)
Net Increase (Decrease)	$(53,235)	$(94,075) $ (43,884)		$54,174	$230,063	$(187)	$(81)	$4,423	$3,542	$12,969
Shares:
Sold	10,182	85	2,218	6,203	17,857	63	183	587	691	1,529
Reinvested	1,203	63	250	293	222	3	5	15	13	40
Redeemed	(15,086)	(7,080)	(5,737)	(2,540)	(1,436)	(81)	(188)	(285)	(441)	(649)
Net Increase (Decrease)	(3,701)	(6,932)	(3,269)	3,956	16,643	(15)	–	317	263	920
Year Ended October 31, 2011
Dollars:
Sold	$169,206	$4,487	$39,181	$81,189	$64,622	$1,238	$2,490	$7,988	$4,138	$24,115
Reinvested	15,913	1,409	3,277	2,765	1,942	42	66	148	120	217
Redeemed	(271,283)	(123,798)	(100,967)	(34,809)	(16,670)	(1,613)	(2,501)	(6,072)	(1,446)	(5,916)
Net Increase (Decrease)	$(86,164) $ (117,902) $ (58,509)			$49,145	$49,894	$(333)	$55	$2,064	$2,812	$18,416
Shares:
Sold	12,325	340	3,001	6,101	4,790	93	184	585	306	1,820
Reinvested	1,173	107	253	209	145	3	5	11	9	16
Redeemed	(19,833)	(9,376)	(7,784)	(2,609)	(1,249)	(120)	(182)	(455)	(107)	(439)
Net Increase (Decrease)	(6,335)	(8,929)	(4,530)	3,701	3,686	(24)	7	141	208	1,397

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,449)	$(844)	$(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192)	$(173)	$(517)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,449)	$(844)	$(3,404)	$(3,792)	$(2,889)	$(34)	$(65)	$(192)	$(173)	$(517)
Year Ended October 31, 2011
From net investment
income	$(16,782)	$(1,498)	$(3,563)	$(2,769)	$(1,942)	$(42)	$(66)	$(148)	$(120)	$(217)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(16,782)	$(1,498)	$(3,563)	$(2,769)	$(1,942)	$(42)	$(66)	$(148)	$(120)	$(217)

See accompanying notes.

44

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Flexible Income Portfolio
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	37,841		$34,322
Net realized gain (loss) on investments											15,515		10,832
Change in unrealized appreciation/depreciation of investments											60,190		(11,117)
		Net Increase (Decrease) in Net Assets Resulting from Operations								113,546			34,037

Dividends and Distributions to Shareholders
From net investment income										(36,793)			(34,487)
From net realized gain on investments											(1,585)		–
					Total Dividends and Distributions					(38,378)			(34,487)

Capital Share Transactions
Net increase (decrease) in capital share transactions										301,406			161,839
					Total increase (decrease) in net assets					376,574			161,389

Net Assets
Beginning of period										1,122,970			961,581
End of period (including undistributed net investment income as set forth below)										$1,499,544			$1,122,970
Undistributed (overdistributed) net investment income (loss)										$	1,275		$227

	Class A	Class B Class C		Class J Institutional			R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$153,369	$3,070	$57,373	$174,989	$114,359		$264	$963		$4,695	$4,043	$10,394
Reinvested	16,724	1,100	4,550	10,723	3,278		21	40		222	181	296
Redeemed	(111,722)	(31,455)	(37,658)	(55,310)	(14,321)		(311)	(630)		(2,737)	(1,976)	(3,128)
Net Increase (Decrease)	$58,371	$(27,285)	$24,265	$130,402	$103,316		$(26)	$373		$2,180	$2,248	$7,562
Shares:
Sold	13,161	263	4,966	15,135	9,809		23	83		408	350	899
Reinvested	1,445	96	397	930	281		2	3		19	16	25
Redeemed	(9,606)	(2,711)	(3,275)	(4,786)	(1,227)		(27)	(54)		(236)	(170)	(269)
Net Increase (Decrease)	5,000	(2,352)	2,088	11,279	8,863		(2)	32		191	196	655
Year Ended October 31, 2011
Dollars:
Sold	$177,122	$5,705	$49,194	$157,120	$30,926		$347	$1,089		$3,924	$2,181	$4,272
Reinvested	15,718	1,940	4,778	7,377	1,858		23	39		183	119	154
Redeemed	(132,698)	(49,790)	(59,107)	(42,119)	(11,034)		(478)	(777)		(3,180)	(432)	(2,615)
Net Increase (Decrease)	$60,142	$(42,145)	$(5,135) $ 122,378		$21,750		$(108)	$351		$927	$1,868	$1,811
Shares:
Sold	15,548	504	4,359	13,898	2,719		30	95		343	190	379
Reinvested	1,381	170	423	652	163		2	4		16	10	13
Redeemed	(11,653)	(4,364)	(5,235)	(3,738)	(978)		(42)	(68)		(280)	(38)	(231)
Net Increase (Decrease)	5,276	(3,690)	(453)	10,812	1,904		(10)	31		79	162	161

Distributions:
Year Ended October 31, 2012
From net investment
income	$(16,828)	$(1,071)	$(4,613) $	(10,350) $	(3,197	) $	(20)	$(38	) $	(213)	$(175)	$(288)
From net realized gain on
investments	(723)	(83)	(265)	(401)	(87)		(1)	(2)		(9)	(6)	(8)
Total Dividends and
Distributions	$(17,551)	$(1,154)	$(4,878) $	(10,751) $	(3,284	) $	(21)	$(40	) $	(222)	$(181)	$(296)
Year Ended October 31, 2011
From net investment
income	$(17,268)	$(2,188)	$(5,266)	$(7,382)	$(1,865	) $	(23)	$(39	) $	(183)	$(119)	$(154)
From net realized gain on
investments	–	–	–	–	–		–	–		–	–	–
Total Dividends and
Distributions	$(17,268)	$(2,188)	$(5,266)	$(7,382)	$(1,865	) $	(23)	$(39	) $	(183)	$(119)	$(154)

See accompanying notes.

45

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								SAM Strategic Growth Portfolio
								Year Ended		Year Ended
								October 31, 2012		October 31, 2011
Operations
Net investment income (loss)								$	8,766		$8,075
Net realized gain (loss) on investments									21,089		8,438
Change in unrealized appreciation/depreciation of investments								126,504			39,811
		Net Increase (Decrease) in Net Assets Resulting from Operations						156,359			56,324

Dividends and Distributions to Shareholders
From net investment income									(8,586)		(9,939)
					Total Dividends and Distributions				(8,586)		(9,939)

Capital Share Transactions
Net increase (decrease) in capital share transactions									11,040		(100,192)
					Total increase (decrease) in net assets			158,813			(53,807)

Net Assets
Beginning of period								1,408,886			1,462,693
End of period (including undistributed net investment income as set forth below)								$1,567,699			$1,408,886
Undistributed (overdistributed) net investment income (loss)								$	7,373		$7,193

	Class A	Class B Class C		Class J Institutional		R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$97,646	$769	$18,300	$42,593	$126,523	$660	$1,471	$4,936	$3,524	$7,371
Reinvested	5,639	–	195	1,360	934	11	12	72	50	127
Redeemed	(136,735)	(66,596)	(46,940)	(27,866)	(13,221)	(1,256)	(1,262)	(2,238)	(2,206)	(2,833)
Net Increase (Decrease)	$(33,450) $ (65,827) $ (28,445) $			16,087	$114,236	$(585)	$221	$2,770	$1,368	$4,665
Shares:
Sold	6,330	52	1,265	2,817	8,359	43	98	323	236	484
Reinvested	391	–	14	97	66	1	1	5	3	9
Redeemed	(8,865)	(4,611)	(3,256)	(1,846)	(867)	(84)	(81)	(151)	(144)	(189)
Net Increase (Decrease)	(2,144)	(4,559)	(1,977)	1,068	7,558	(40)	18	177	95	304
Year Ended October 31, 2011
Dollars:
Sold	$105,947	$1,992	$26,390	$53,136	$31,465	$745	$1,572	$5,659	$2,990	$10,979
Reinvested	6,718	94	676	1,192	694	21	13	68	30	63
Redeemed	(164,676)	(77,379)	(63,198)	(28,920)	(7,802)	(1,230)	(972)	(2,549)	(940)	(2,970)
Net Increase (Decrease)	$(52,011) $ (75,293) $ (36,132) $			25,408	$24,357	$(464)	$613	$3,178	$2,080	$8,072
Shares:
Sold	7,065	142	1,877	3,619	2,148	52	106	382	199	754
Reinvested	452	7	48	82	47	1	1	5	2	4
Redeemed	(11,038)	(5,509)	(4,511)	(1,983)	(537)	(83)	(64)	(176)	(66)	(198)
Net Increase (Decrease)	(3,521)	(5,360)	(2,586)	1,718	1,658	(30)	43	211	135	560

Distributions:
Year Ended October 31, 2012
From net investment
income	$(5,800)	$–	$(211)	$(1,362)	$(941)	$(11)	$(12)	$(72)	$(50)	$(127)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(5,800)	$–	$(211)	$(1,362)	$(941)	$(11)	$(12)	$(72)	$(50)	$(127)
Year Ended October 31, 2011
From net investment
income	$(7,018)	$(101)	$(739)	$(1,192)	$(694)	$(21)	$(13)	$(68)	$(30)	$(63)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and
Distributions	$(7,018)	$(101)	$(739)	$(1,192)	$(694)	$(21)	$(13)	$(68)	$(30)	$(63)

See accompanying notes.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) (known as the "Funds") are presented herein. The Funds may offer up to nine classes of shares: Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by Principal Management Corporation (the “Manager”).

In addition to the expenses that each of the Funds bears directly, each of the Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Funds will vary. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2012, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

Recent Accounting Pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-11 Disclosures about Offsetting Assets and Liabilities to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Line of Credit. The Funds participate with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Funds did not borrow against the line of credit during the year ended October 31, 2012.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of October 31, 2012 there were no significant transfers between Level 1 and Level 2 and 100% of the Funds’ investments were valued based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is 0.03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets and .25% of aggregate net assets over $5 billion.

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class J, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for Class A and Class B shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to Class A and Class B shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from November 1, 2011 through October 31, 2012
	Class A	Class B	Expiration Date
Principal LifeTime 2010 Fund	.41%	N/A	February 28, 2013
Principal LifeTime 2020 Fund	.41	1.16%	February 28, 2013
Principal LifeTime 2030 Fund	.41	1.16	February 28, 2013
Principal LifeTime 2040 Fund	.41	1.16	February 28, 2013
Principal LifeTime 2050 Fund	.41	1.16	February 28, 2013
Principal LifeTime Strategic Income Fund	.41	1.16	February 28, 2013
SAM Balanced Portfolio	N/A	1.70	February 28, 2013
SAM Conservative Balanced Portfolio	N/A	1.69	February 28, 2013
SAM Conservative Growth Portfolio	N/A	1.71	February 28, 2013
SAM Flexible Income Portfolio	N/A	1.69	February 28, 2013
SAM Strategic Growth Portfolio	N/A	1.75	February 28, 2013

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has voluntarily agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) attributable to Institutional class shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at anytime. The operating expense limits are as follows:

	Expense Limit		Expense Limit
SAM Balanced Portfolio	.40%	SAM Flexible Income Portfolio	.40%
SAM Conservative Balanced Portfolio	.40	SAM Strategic Growth Portfolio	.40
SAM Conservative Growth Portfolio	.40

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .45%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively.

Principal Funds Distributor, Inc. has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares through February 28, 2013. The limit will maintain the level of distribution fees not to exceed .25% for Class J shares. Prior to January 1, 2012, the limit was a voluntary limit of .30%.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio and 5.50% for all other Funds. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2012, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Principal LifeTime 2010 Fund	$39	N/A	N/A	$33
Principal LifeTime 2020 Fund	172	$4	N/A	132
Principal LifeTime 2030 Fund	278	6	N/A	160
Principal LifeTime 2040 Fund	202	2	N/A	93
Principal LifeTime 2050 Fund	121	1	N/A	29
Principal LifeTime Strategic Income Fund	27	1	N/A	13
SAM Balanced Portfolio	1,333	81	$36	244
SAM Conservative Balanced Portfolio	608	18	13	106
SAM Conservative Growth Portfolio	921	65	24	81
SAM Flexible Income Portfolio	541	13	39	74
SAM Strategic Growth Portfolio	620	57	16	153

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2012, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Institutional		Institutional
Principal LifeTime 2010 Fund	80,242	SAM Balanced Portfolio	43,330
Principal LifeTime 2020 Fund	252,334	SAM Conservative Balanced Portfolio	20,656
Principal LifeTime 2030 Fund	247,213	SAM Conservative Growth Portfolio	26,995
Principal LifeTime 2040 Fund	152,693	SAM Flexible Income Portfolio	12,977
Principal LifeTime 2050 Fund	76,591	SAM Strategic Growth Portfolio	12,143
Principal LifeTime Strategic Income Fund	43,316

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and as Class A dollars sold) for the year ended October 31, 2012 (amounts in thousands).

	Shares	Dollars
Principal LifeTime 2020 Fund	115	$1,405
Principal LifeTime 2030 Fund	126	1,514
Principal LifeTime 2040 Fund	77	916
Principal LifeTime 2050 Fund	26	299
Principal LifeTime Strategic Income Fund	15	166
SAM Balanced Portfolio	3,758	49,523
SAM Conservative Balanced Portfolio	933	10,135
SAM Conservative Growth Portfolio	3,212	43,657
SAM Flexible Income Portfolio	814	9,489
SAM Strategic Growth Portfolio	2,134	30,934

7. Investment Transactions

For the year ended October 31, 2012, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales		Purchases	Sales
Principal LifeTime 2010 Fund	$483,753	$517,756	SAM Balanced Portfolio	$691,123	$336,511
Principal LifeTime 2020 Fund	1,471,918	1,161,019	SAM Conservative Balanced Portfolio	316,574	72,206
Principal LifeTime 2030 Fund	1,373,845	980,908	SAM Conservative Growth Portfolio	443,458	310,944
Principal LifeTime 2040 Fund	662,119	370,144	SAM Flexible Income Portfolio	377,077	71,201
Principal LifeTime 2050 Fund	297,895	132,898	SAM Strategic Growth Portfolio	225,353	201,470
Principal LifeTime Strategic Income Fund	288,939	228,035

51

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2012 and October 31, 2011 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*
	2012	2011		2012	2011
Principal LifeTime 2010 Fund	$38,883	$42,837	$	— $	—
Principal LifeTime 2020 Fund	108,020	103,087		—	—
Principal LifeTime 2030 Fund	97,326	79,981		—	—
Principal LifeTime 2040 Fund	53,315	40,625		—	—
Principal LifeTime 2050 Fund	21,014	15,688		—	—
Principal LifeTime Strategic Income Fund	19,067	19,583		—	—
SAM Balanced Portfolio	62,722	66,299		—	—
SAM Conservative Balanced Portfolio	23,747	22,941		4,616	—
SAM Conservative Growth Portfolio	28,359	27,147		—	—
SAM Flexible Income Portfolio	36,793	34,487		1,585	—
SAM Strategic Growth Portfolio	8,586	9,939		—	—

* The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2012, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed
	Ordinary Income	Long-Term Capital Gains
Principal LifeTime 2010 Fund	$10,700	$—
Principal LifeTime 2020 Fund	17,814	—
Principal LifeTime 2030 Fund	8,598	—
Principal LifeTime 2040 Fund	2,692	—
Principal LifeTime 2050 Fund	871	—
Principal LifeTime Strategic Income Fund	6,657	—
SAM Balanced Portfolio	2,343	—
SAM Conservative Balanced Portfolio	2,367	6,490
SAM Conservative Growth Portfolio	9,241	—
SAM Flexible Income Portfolio	1,280	14,264
SAM Strategic Growth Portfolio	7,373	—

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gain of the Funds. At October 31, 2012, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:
	2017	2018		2019	Total
Principal LifeTime 2010 Fund	$16,729	$105,649	$	— $	122,378
Principal LifeTime 2020 Fund	—	144,100		—	144,100
Principal LifeTime 2030 Fund	—	114,800		—	114,800
Principal LifeTime 2040 Fund	—	31,799		—	31,799
Principal LifeTime 2050 Fund	—	8,387		—	8,387
Principal LifeTime Strategic Income Fund	17,227	32,135		—	49,362
SAM Balanced Portfolio	69,703	20,658		—	90,361
SAM Conservative Growth Portfolio	60,616	39,080		—	99,696
SAM Strategic Growth Portfolio	67,328	31,419		6,329	105,076

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

52

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

8. Federal Tax Information (Continued)

As of October 31, 2012, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Principal LifeTime 2010 Fund	$50,705
Principal LifeTime 2020 Fund	85,051
Principal LifeTime 2030 Fund	56,948
Principal LifeTime 2040 Fund	39,117
Principal LifeTime 2050 Fund	17,507
Principal LifeTime Strategic Income Fund	7,810
SAM Balanced Portfolio	38,897
SAM Conservative Growth Portfolio	30,069
SAM Strategic Growth Portfolio	17,806

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2012, the Funds do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain on
	Investment Income	Investments	Paid in Capital
SAM Conservative Growth Portfolio	$3	$—	$(3)
SAM Flexible Income Portfolio	—	(413)	413

Federal Income Tax Basis. At October 31, 2012, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	income tax purposes
Principal LifeTime 2010 Fund	$150,566	$(70,250)	$80,316	$1,632,992
Principal LifeTime 2020 Fund	598,954	(235,883)	363,071	5,260,316
Principal LifeTime 2030 Fund	596,730	(209,598)	387,132	4,862,518
Principal LifeTime 2040 Fund	407,055	(152,892)	254,163	2,951,454
Principal LifeTime 2050 Fund	179,743	(67,137)	112,606	1,279,952
Principal LifeTime Strategic Income Fund	58,345	(7,722)	50,623	731,171
SAM Balanced Portfolio	480,866	(11,873)	468,993	3,379,333
SAM Conservative Balanced Portfolio	116,412	(2,131)	114,281	1,115,362
SAM Conservative Growth Portfolio	349,203	(15,281)	333,922	2,225,692
SAM Flexible Income Portfolio	121,697	(2,037)	119,660	1,376,079
SAM Strategic Growth Portfolio	229,799	(12,302)	217,497	1,352,810

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

53

Schedule of Investments Principal LifeTime 2010 Fund October 31, 2012

INVESTMENT COMPANIES - 100.15%	Shares Held	Value(000's)

Principal Funds, Inc. Institutional Class - 100.15%
Bond & Mortgage Securities Fund (a)	17,438,103	$193,389
Bond Market Index Fund (a)	14,499,995	163,850
Core Plus Bond Fund I (a)	16,551,657	194,482
Diversified International Fund (a)	6,754,072	66,663
Diversified Real Asset Fund (a)	5,363,855	65,010
Equity Income Fund (a)	4,557,042	88,817
Global Diversified Income Fund (a)	6,282,506	88,583
Global Multi-Strategy Fund (a),(b)	2,160,248	22,531
High Yield Fund I (a)	4,239,172	48,199
Inflation Protection Fund (a)	9,391,214	87,244
International Emerging Markets Fund (a)	1,117,565	27,291
International Equity Index Fund (a)	1,751,034	17,300
International Fund I (a)	2,842,695	30,673
LargeCap Growth Fund I (a)	10,943,485	109,873
LargeCap S&P 500 Index Fund (a)	7,002,076	70,161
LargeCap Value Fund (a)	3,404,034	37,104
LargeCap Value Fund I (a)	6,089,677	71,432
MidCap Blend Fund (a)	4,704,356	73,717
Overseas Fund (a)	6,900,517	68,729
Short-Term Income Fund (a)	11,724,727	143,980
SmallCap Growth Fund I (a),(b)	1,920,923	22,033
SmallCap Value Fund II (a)	2,183,265	22,247
		$1,713,308
TOTAL INVESTMENT COMPANIES		$1,713,308
Total Investments		$1,713,308
Liabilities in Excess of Other Assets, Net - (0.15)%		$(2,642)
TOTAL NET ASSETS - 100.00%		$1,710,666

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		48.59%
Domestic Equity Funds		28.95%
International Equity Funds		12.31%
Specialty Funds		10.30%
Liabilities in Excess of Other Assets, Net		(0.15)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

54

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	18,707,954	$201,923	1,487,980	$16,088	2,757,831	$29,869	17,438,103	$188,136
Bond Market Index Fund	5,743,831	58,622	10,009,734	110,319	1,253,570	13,901	14,499,995	155,118
Core Plus Bond Fund I	16,607,455	175,018	2,014,574	22,436	2,070,372	23,369	16,551,657	174,338
Diversified International Fund	5,169,245	80,317	2,201,366	20,836	616,539	5,792	6,754,072	95,359
Diversified Real Asset Fund	5,478,873	56,521	438,460	5,055	553,478	6,466	5,363,855	55,306
Equity Income Fund	—	—	4,826,631	91,723	269,589	5,128	4,557,042	86,570
Global Diversified Income Fund	5,372,746	59,976	1,513,536	20,314	603,776	8,084	6,282,506	72,213
Global Multi-Strategy Fund	2,220,000	22,200	91,906	942	151,658	1,558	2,160,248	21,602
High Yield Fund I	5,007,915	48,805	656,496	6,779	1,425,239	15,216	4,239,172	40,605
Inflation Protection Fund	21,226,869	181,495	580,804	5,149	12,416,459	110,788	9,391,214	75,856
International Emerging Markets Fund	1,479,132	39,952	146,735	3,599	508,302	12,426	1,117,565	30,926
International Equity Index Fund	2,032,210	18,782	176,681	1,639	457,857	4,247	1,751,034	16,318
International Fund I	2,912,522	44,902	170,644	1,748	240,471	2,462	2,842,695	44,364
LargeCap Growth Fund	6,317,331	45,450	49,614	393	6,366,945	56,851	—	—
LargeCap Growth Fund I	10,457,841	82,924	1,530,261	14,571	1,044,617	10,256	10,943,485	87,523
LargeCap S&P 500 Index Fund	6,323,265	66,285	1,360,330	12,896	681,519	6,467	7,002,076	72,701
LargeCap Value Fund	5,266,401	54,142	258,172	2,537	2,120,539	21,766	3,404,034	32,914
LargeCap Value Fund I	9,328,569	102,963	642,850	7,007	3,881,742	43,941	6,089,677	69,403
MidCap Blend Fund	—	—	4,992,528	73,953	288,172	4,309	4,704,356	69,667
MidCap Growth Fund III	2,219,999	11,103	—	—	2,219,999	24,608	—	—
MidCap Value Fund I	1,865,390	13,406	12,890	159	1,878,280	25,194	—	—
Overseas Fund	5,008,147	44,635	2,509,552	23,316	617,182	5,793	6,900,517	62,166
Preferred Securities Fund	3,791,454	41,116	107,532	1,025	3,898,986	38,785	—	—
Real Estate Securities Fund	815,113	7,558	4,454	83	819,567	15,996	—	—
Short-Term Income Fund	9,742,810	116,997	3,136,197	37,811	1,154,280	13,928	11,724,727	140,888
SmallCap Growth Fund I	2,266,507	24,435	218,350	2,290	563,934	6,528	1,920,923	19,850
SmallCap Value Fund II	2,481,766	19,487	109,380	1,085	407,881	4,028	2,183,265	17,034

		$1,619,014		$483,753		$517,756		$1,628,857

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$6,721			$(6)			$—
Bond Market Index Fund		1,568			78			—
Core Plus Bond Fund I		5,155			253			—
Diversified International Fund		757			(2)			—
Diversified Real Asset Fund		696			196			1,039
Equity Income Fund		1,593			(25)			—
Global Diversified Income Fund		4,497			7			221
Global Multi-Strategy Fund		—			18			—
High Yield Fund I		4,190			237			553
Inflation Protection Fund		444			—			—
International Emerging Markets Fund		468			(199)			—
International Equity Index Fund		497			144			8
International Fund I		496			176			—
LargeCap Growth Fund		157			11,008			—
LargeCap Growth Fund I		146			284			3,472
LargeCap S&P 500 Index Fund		1,085			(13)			—
LargeCap Value Fund		718			(1,999)			—
LargeCap Value Fund I		1,608			3,374			—
MidCap Blend Fund		—			23			—
MidCap Growth Fund III		—			13,505			—
MidCap Value Fund I		159			11,629			—
Overseas Fund		2,161			8			1,075
Preferred Securities Fund		692			(3,356)			125
Real Estate Securities Fund		83			8,355			—
Short-Term Income Fund		2,722			8			—
SmallCap Growth Fund I		—			(347)			1,310
SmallCap Value Fund II		104			490			—
		$36,717			$43,846			$7,803
All dollar amounts are shown in thousands (000's)

See accompanying notes.

55

Schedule of Investments Principal LifeTime 2020 Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	47,589,055	$527,763
Bond Market Index Fund (a)	38,423,158	434,182
Core Plus Bond Fund I (a)	43,602,885	512,334
Diversified International Fund (a)	26,355,554	260,129
Diversified Real Asset Fund (a)	13,538,713	164,089
Equity Income Fund (a)	8,383,593	163,396
Global Diversified Income Fund (a)	8,093,558	114,119
Global Multi-Strategy Fund (a),(b)	6,701,700	69,899
Global Real Estate Securities Fund (a)	25,303,023	208,750
High Yield Fund I (a)	8,401,983	95,531
Inflation Protection Fund (a)	15,930,933	147,998
International Emerging Markets Fund (a)	7,033,537	171,759
International Equity Index Fund (a)	17,456,983	172,475
International Fund I (a)	13,857,617	149,524
LargeCap Growth Fund (a)	16,070,552	143,510
LargeCap Growth Fund I (a)	46,647,303	468,339
LargeCap S&P 500 Index Fund (a)	36,222,493	362,949
LargeCap Value Fund (a)	22,323,472	243,326
LargeCap Value Fund I (a)	40,343,703	473,232
MidCap Blend Fund (a)	4,648,389	72,840
MidCap Growth Fund III (a),(b)	9,488,458	103,139
MidCap Value Fund I (a)	7,884,099	111,481
Overseas Fund (a)	26,663,634	265,570
SmallCap Growth Fund I (a),(b)	8,032,271	92,130
SmallCap Value Fund II (a)	9,315,287	94,923
		$5,623,387
TOTAL INVESTMENT COMPANIES		$5,623,387
Total Investments		$5,623,387
Liabilities in Excess of Other Assets, Net - (0.08)%		$(4,606)
TOTAL NET ASSETS - 100.00%		$5,618,781

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		41.46%
Fixed Income Funds		30.57%
International Equity Funds		21.86%
Specialty Funds		6.19%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

56

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	46,112,420	$494,694	5,516,555	$59,872	4,039,920	$43,709	47,589,055	$510,852
Bond Market Index Fund	13,401,800	136,628	26,151,796	287,127	1,130,438	12,585	38,423,158	411,183
Core Plus Bond Fund I	38,779,792	412,432	6,390,526	70,989	1,567,433	17,709	43,602,885	465,752
Diversified International Fund	24,133,903	354,106	3,256,832	29,882	1,035,181	9,663	26,355,554	374,317
Diversified Real Asset Fund	11,914,117	123,244	2,141,614	24,834	517,018	6,047	13,538,713	142,037
Equity Income Fund	—	—	8,572,542	162,995	188,949	3,611	8,383,593	159,372
Global Diversified Income Fund	4,716,932	63,695	3,677,788	49,406	301,162	4,030	8,093,558	109,069
Global Multi-Strategy Fund	4,825,000	48,250	2,045,450	20,967	168,750	1,738	6,701,700	67,481
Global Real Estate Securities Fund	1,387,821	10,240	24,452,189	183,033	536,987	4,215	25,303,023	189,062
High Yield Fund I	24,664,844	245,920	2,802,566	28,796	19,065,427	202,130	8,401,983	76,621
Inflation Protection Fund	4,713,637	38,183	11,749,460	104,935	532,164	4,797	15,930,933	138,341
International Emerging Markets Fund	6,021,308	152,790	1,286,322	31,064	274,093	6,404	7,033,537	177,421
International Equity Index Fund	8,482,692	79,815	9,579,254	87,110	604,963	5,664	17,456,983	161,260
International Fund I	13,794,019	182,669	1,159,394	11,852	1,095,796	11,413	13,857,617	183,062
LargeCap Growth Fund	29,301,270	211,000	1,123,334	9,517	14,354,052	125,274	16,070,552	99,076
LargeCap Growth Fund I	54,904,839	438,478	5,300,271	49,469	13,557,807	139,217	46,647,303	366,298
LargeCap S&P 500 Index Fund	32,892,910	312,550	4,691,396	44,217	1,361,813	12,900	36,222,493	343,892
LargeCap Value Fund	25,510,184	248,024	1,960,772	19,444	5,147,484	52,471	22,323,472	213,963
LargeCap Value Fund I	44,359,999	471,306	3,617,010	39,563	7,633,306	86,443	40,343,703	427,403
MidCap Blend Fund	—	—	4,760,282	69,843	111,893	1,685	4,648,389	68,165
MidCap Growth Fund III	9,277,019	79,061	566,092	6,347	354,653	3,844	9,488,458	81,563
MidCap Value Fund I	6,927,672	79,674	1,244,075	16,940	287,648	3,844	7,884,099	92,770
Overseas Fund	23,124,444	212,293	4,575,306	41,443	1,036,116	9,663	26,663,634	244,067
Preferred Securities Fund	13,139,097	139,191	496,965	4,784	13,636,062	135,811	—	—
Real Estate Securities Fund	11,168,286	178,718	40,445	737	11,208,731	210,800	—	—
SmallCap Growth Fund I	9,497,098	95,079	1,032,830	10,917	2,497,657	28,926	8,032,271	75,287
SmallCap Value Fund II	10,387,855	81,815	590,774	5,835	1,663,342	16,426	9,315,287	72,795

		$4,889,855		$1,471,918		$1,161,019		$5,251,109

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$17,172			$(4)			$—
Bond Market Index Fund		3,737			13			—
Core Plus Bond Fund I		12,198			40			—
Diversified International Fund		3,585			(8)			—
Diversified Real Asset Fund		1,535			6			2,289
Equity Income Fund		2,975			(12)			—
Global Diversified Income Fund		5,274			(2)			197
Global Multi-Strategy Fund		—			2			—
Global Real Estate Securities Fund		2,050			4			—
High Yield Fund I		20,952			4,035			2,767
Inflation Protection Fund		360			20			—
International Emerging Markets Fund		1,914			(29)			—
International Equity Index Fund		2,128			(1)			33
International Fund I		2,379			(46)			—
LargeCap Growth Fund		737			3,833			—
LargeCap Growth Fund I		778			17,568			18,464
LargeCap S&P 500 Index Fund		5,730			25			—
LargeCap Value Fund		3,525			(1,034)			—
LargeCap Value Fund I		7,749			2,977			—
MidCap Blend Fund		—			7			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		593			—			—
Overseas Fund		10,117			(6)			5,029
Preferred Securities Fund		3,621			(8,164)			443
Real Estate Securities Fund		737			31,345			—
SmallCap Growth Fund I		—			(1,783)			5,522
SmallCap Value Fund II		440			1,571			—
		$110,286			$50,356			$34,744
All dollar amounts are shown in thousands (000's)

See accompanying notes.

57

Schedule of Investments Principal LifeTime 2030 Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	27,751,024	$307,759
Bond Market Index Fund (a)	25,904,949	292,726
Core Plus Bond Fund I (a)	26,185,860	307,684
Diversified International Fund (a)	27,684,938	273,250
Diversified Real Asset Fund (a)	9,450,154	114,536
Global Multi-Strategy Fund (a),(b)	6,089,561	63,514
Global Real Estate Securities Fund (a)	33,965,572	280,216
High Yield Fund I (a)	10,052,995	114,302
Inflation Protection Fund (a)	9,328,047	86,658
International Emerging Markets Fund (a)	8,215,747	200,628
International Equity Index Fund (a)	13,195,035	130,367
International Fund I (a)	3,126,793	33,738
LargeCap Growth Fund (a)	24,543,552	219,174
LargeCap Growth Fund I (a)	55,686,021	559,088
LargeCap S&P 500 Index Fund (a)	36,182,247	362,546
LargeCap Value Fund (a)	26,063,948	284,097
LargeCap Value Fund I (a)	47,227,344	553,977
MidCap Growth Fund III (a),(b)	13,845,420	150,500
MidCap Value Fund I (a)	11,218,560	158,630
Overseas Fund (a)	42,468,708	422,988
Preferred Securities Fund (a)	11,334,753	119,355
SmallCap Growth Fund I (a),(b)	9,210,733	105,647
SmallCap Value Fund II (a)	10,625,099	108,270
		$5,249,650
TOTAL INVESTMENT COMPANIES		$5,249,650
Total Investments		$5,249,650
Liabilities in Excess of Other Assets, Net - (0.08)%		$(4,368)
TOTAL NET ASSETS - 100.00%		$5,245,282

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		47.69%
International Equity Funds		25.57%
Fixed Income Funds		23.43%
Specialty Funds		3.39%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

58

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	23,665,173	$253,211	4,929,348	$53,433	843,497	$9,142	27,751,024	$297,502
Bond Market Index Fund	8,391,425	85,506	19,153,989	208,745	1,640,465	18,191	25,904,949	276,151
Core Plus Bond Fund I	20,704,517	220,428	6,293,071	70,632	811,728	9,140	26,185,860	281,930
Diversified International Fund	23,346,108	343,020	5,342,509	51,130	1,003,679	9,365	27,684,938	384,780
Diversified Real Asset Fund	8,539,447	89,515	1,224,262	14,201	313,555	3,658	9,450,154	100,061
Global Multi-Strategy Fund	4,040,000	40,400	2,178,077	22,331	128,516	1,324	6,089,561	61,408
Global Real Estate Securities Fund	2,275,517	16,800	32,294,243	242,906	604,188	4,738	33,965,572	254,968
High Yield Fund I	32,405,390	332,266	4,295,669	44,353	26,648,064	284,652	10,052,995	92,024
Inflation Protection Fund	—	—	9,562,100	85,105	234,053	2,118	9,328,047	82,991
International Emerging Markets Fund	6,970,039	169,641	1,518,039	36,853	272,331	6,360	8,215,747	200,130
International Equity Index Fund	12,084,731	117,149	1,606,274	14,962	495,970	4,632	13,195,035	127,484
International Fund I	14,824,217	194,299	2,167,968	22,277	13,865,392	140,750	3,126,793	47,887
LargeCap Growth Fund	31,066,265	225,224	2,176,808	18,597	8,699,521	75,295	24,543,552	168,817
LargeCap Growth Fund I	52,533,707	408,693	6,826,979	64,541	3,674,665	36,769	55,686,021	437,229
LargeCap S&P 500 Index Fund	33,000,026	309,210	4,382,536	41,128	1,200,315	11,349	36,182,247	339,003
LargeCap Value Fund	25,849,547	252,352	2,509,545	24,871	2,295,144	23,354	26,063,948	253,921
LargeCap Value Fund I	46,304,516	492,167	4,638,244	50,693	3,715,416	41,708	47,227,344	501,187
MidCap Growth Fund III	9,593,242	83,197	4,657,406	51,804	405,228	4,411	13,845,420	130,588
MidCap Value Fund I	7,638,002	89,270	3,909,105	52,466	328,547	4,412	11,218,560	137,323
Overseas Fund	25,785,465	242,893	17,862,008	163,525	1,178,765	11,015	42,468,708	395,398
Preferred Securities Fund	12,430,879	127,153	1,689,863	16,663	2,785,989	27,761	11,334,753	115,461
Real Estate Securities Fund	11,879,636	174,187	29,511	524	11,909,147	224,589	—	—
SmallCap Growth Fund I	9,739,548	93,715	1,289,805	13,691	1,818,620	21,087	9,210,733	85,461
SmallCap Value Fund II	10,275,829	81,068	868,270	8,414	519,000	5,088	10,625,099	84,411

		$4,441,364		$1,373,845		$980,908		$4,856,115

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$9,499			$—			$—
Bond Market Index Fund		2,295			91			—
Core Plus Bond Fund I		6,558			10			—
Diversified International Fund		3,501			(5)			—
Diversified Real Asset Fund		1,107			3			1,651
Global Multi-Strategy Fund		—			1			—
Global Real Estate Securities Fund		2,981			—			—
High Yield Fund I		27,891			57			3,680
Inflation Protection Fund		175			4			—
International Emerging Markets Fund		2,250			(4)			—
International Equity Index Fund		2,956			5			46
International Fund I		2,577			(27,939)			—
LargeCap Growth Fund		787			291			—
LargeCap Growth Fund I		749			764			17,779
LargeCap S&P 500 Index Fund		5,790			14			—
LargeCap Value Fund		3,596			52			—
LargeCap Value Fund I		8,143			35			—
MidCap Growth Fund III		—			(2)			—
MidCap Value Fund I		662			(1)			—
Overseas Fund		11,365			(5)			5,647
Preferred Securities Fund		7,121			(594)			425
Real Estate Securities Fund		524			49,878			—
SmallCap Growth Fund I		1			(858)			5,717
SmallCap Value Fund II		441			17			—
		$100,969			$21,814			$34,945
All dollar amounts are shown in thousands (000's)

See accompanying notes.

59

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2012

INVESTMENT COMPANIES - 100.09%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.09%
Bond & Mortgage Securities Fund (a)	8,707,486	$96,566
Bond Market Index Fund (a)	8,446,329	95,444
Core Plus Bond Fund I (a)	8,183,610	96,157
Diversified International Fund (a)	21,734,595	214,521
Diversified Real Asset Fund (a)	4,622,107	56,020
Global Multi-Strategy Fund (a),(b)	3,813,798	39,778
Global Real Estate Securities Fund (a)	20,989,517	173,164
High Yield Fund I (a)	6,032,874	68,594
International Emerging Markets Fund (a)	5,858,821	143,072
International Equity Index Fund (a)	10,254,369	101,313
International Fund I (a)	11,974,901	129,209
LargeCap Growth Fund (a)	18,701,848	167,008
LargeCap Growth Fund I (a)	38,740,296	388,953
LargeCap S&P 500 Index Fund (a)	24,188,154	242,365
LargeCap Value Fund (a)	18,810,953	205,039
LargeCap Value Fund I (a)	33,305,304	390,671
MidCap Growth Fund III (a),(b)	8,277,744	89,979
MidCap Value Fund I (a)	6,379,147	90,201
Overseas Fund (a)	21,961,454	218,736
Preferred Securities Fund (a)	5,601,343	58,982
SmallCap Growth Fund I (a),(b)	6,154,842	70,596
SmallCap Value Fund II (a)	6,795,760	69,249
		$3,205,617
TOTAL INVESTMENT COMPANIES		$3,205,617
Total Investments		$3,205,617
Liabilities in Excess of Other Assets, Net - (0.09)%		$(2,733)
TOTAL NET ASSETS - 100.00%		$3,202,884

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		53.52%
International Equity Funds		30.60%
Fixed Income Funds		12.98%
Specialty Funds		2.99%
Liabilities in Excess of Other Assets, Net		(0.09)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

60

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	6,940,236	$73,864	2,011,819	$21,831	244,569	$2,648	8,707,486	$93,047
Bond Market Index Fund	2,481,315	25,358	6,150,439	67,573	185,425	2,056	8,446,329	90,877
Core Plus Bond Fund I	6,544,132	69,484	1,874,907	21,093	235,429	2,650	8,183,610	87,929
Diversified International Fund	17,320,409	238,635	5,080,816	47,239	666,630	6,243	21,734,595	279,628
Diversified Real Asset Fund	3,924,329	40,978	838,990	9,786	141,212	1,650	4,622,107	49,114
Global Multi-Strategy Fund	2,217,000	22,170	1,667,652	17,096	70,854	730	3,813,798	38,536
Global Real Estate Securities Fund	6,680,240	50,522	14,666,850	108,975	357,573	2,811	20,989,517	156,685
High Yield Fund I	15,136,526	152,841	2,254,806	23,388	11,358,458	122,229	6,032,874	56,270
International Emerging Markets Fund	4,803,587	112,446	1,228,256	29,223	173,022	4,059	5,858,821	137,608
International Equity Index Fund	8,527,410	83,445	2,040,346	18,928	313,387	2,932	10,254,369	99,442
International Fund I	10,266,999	133,688	2,069,842	21,102	361,940	3,699	11,974,901	151,091
LargeCap Growth Fund	20,735,039	148,343	1,884,608	16,151	3,917,799	34,840	18,701,848	129,770
LargeCap Growth Fund I	34,554,020	264,718	5,365,007	51,122	1,178,731	11,473	38,740,296	304,375
LargeCap S&P 500 Index Fund	21,987,668	195,652	2,953,159	27,704	752,673	7,114	24,188,154	216,229
LargeCap Value Fund	17,290,228	165,439	2,062,104	20,514	541,379	5,423	18,810,953	180,534
LargeCap Value Fund I	30,484,194	320,300	3,809,386	41,799	988,276	10,889	33,305,304	351,209
MidCap Growth Fund III	6,112,278	53,105	2,407,272	26,998	241,806	2,638	8,277,744	77,464
MidCap Value Fund I	4,928,000	57,134	1,647,644	22,426	196,497	2,638	6,379,147	76,922
Overseas Fund	17,984,302	169,497	4,647,365	42,543	670,213	6,244	21,961,454	205,793
Preferred Securities Fund	7,156,235	71,806	1,007,545	9,910	2,562,437	25,874	5,601,343	55,721
Real Estate Securities Fund	5,137,278	82,520	23,116	425	5,160,394	97,546	—	—
SmallCap Growth Fund I	5,842,106	53,940	908,120	9,721	595,384	6,879	6,154,842	56,628
SmallCap Value Fund II	6,807,685	53,810	678,878	6,572	690,803	6,879	6,795,760	53,968

		$2,639,695		$662,119		$370,144		$2,948,840

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$2,875			$—			$—
Bond Market Index Fund		682			2			—
Core Plus Bond Fund I		2,080			2			—
Diversified International Fund		2,608			(3)			—
Diversified Real Asset Fund		512			—			762
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		2,242			(1)			—
High Yield Fund I		13,076			2,270			1,725
International Emerging Markets Fund		1,557			(2)			—
International Equity Index Fund		2,094			1			33
International Fund I		1,792			—			—
LargeCap Growth Fund		527			116			—
LargeCap Growth Fund I		495			8			11,732
LargeCap S&P 500 Index Fund		3,873			(13)			—
LargeCap Value Fund		2,414			4			—
LargeCap Value Fund I		5,381			(1)			—
MidCap Growth Fund III		—			(1)			—
MidCap Value Fund I		428			—			—
Overseas Fund		7,959			(3)			3,953
Preferred Securities Fund		4,102			(121)			246
Real Estate Securities Fund		426			14,601			—
SmallCap Growth Fund I		—			(154)			3,442
SmallCap Value Fund II		293			465			—
		$55,416			$17,170			$21,893
All dollar amounts are shown in thousands (000's)

See accompanying notes.

61

Schedule of Investments Principal LifeTime 2050 Fund October 31, 2012

INVESTMENT COMPANIES - 99.99%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.99%
Bond & Mortgage Securities Fund (a)	1,790,526	$19,856
Bond Market Index Fund (a)	495,747	5,602
Core Plus Bond Fund I (a)	1,686,519	19,817
Diversified International Fund (a)	10,445,527	103,097
Diversified Real Asset Fund (a)	1,543,607	18,709
Global Multi-Strategy Fund (a),(b)	1,604,830	16,738
Global Real Estate Securities Fund (a)	9,739,526	80,351
High Yield Fund I (a)	2,818,184	32,043
International Emerging Markets Fund (a)	2,743,792	67,003
International Equity Index Fund (a)	5,100,215	50,390
International Fund I (a)	5,109,802	55,135
LargeCap Growth Fund (a)	8,855,684	79,081
LargeCap Growth Fund I (a)	17,787,857	178,590
LargeCap S&P 500 Index Fund (a)	11,130,861	111,531
LargeCap Value Fund (a)	8,567,578	93,387
LargeCap Value Fund I (a)	15,279,713	179,231
MidCap Growth Fund III (a),(b)	3,398,757	36,945
MidCap Value Fund I (a)	2,856,778	40,395
Overseas Fund (a)	10,680,841	106,381
Preferred Securities Fund (a)	3,251,893	34,242
SmallCap Growth Fund I (a),(b)	2,763,115	31,693
SmallCap Value Fund II (a)	3,173,755	32,341
		$1,392,558
TOTAL INVESTMENT COMPANIES		$1,392,558
Total Investments		$1,392,558
Other Assets in Excess of Liabilities, Net - 0.01%		$126
TOTAL NET ASSETS - 100.00%		$1,392,684

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		56.24%
International Equity Funds		33.20%
Fixed Income Funds		8.01%
Specialty Funds		2.54%
Other Assets in Excess of Liabilities, Net		0.01%
TOTAL NET ASSETS		100.00%

See accompanying notes.

62

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	1,114,716	$11,902	721,105	$7,828	45,295	$490	1,790,526	$19,240
Bond Market Index Fund	347,944	3,589	161,750	1,783	13,947	153	495,747	5,219
Core Plus Bond Fund I	1,051,286	10,990	678,777	7,655	43,544	491	1,686,519	18,154
Diversified International Fund	7,960,135	107,023	2,807,179	26,267	321,787	2,987	10,445,527	130,303
Diversified Real Asset Fund	1,335,123	13,860	256,730	2,983	48,246	562	1,543,607	16,281
Global Multi-Strategy Fund	970,000	9,700	661,839	6,787	27,009	277	1,604,830	16,210
Global Real Estate Securities Fund	2,358,627	17,651	7,523,988	55,760	143,089	1,126	9,739,526	72,285
High Yield Fund I	5,106,958	52,299	875,253	9,127	3,164,027	34,139	2,818,184	28,199
International Emerging Markets Fund	2,308,135	55,248	518,640	12,345	82,983	1,927	2,743,792	65,665
International Equity Index Fund	4,255,953	42,628	995,356	9,279	151,094	1,402	5,100,215	50,505
International Fund I	4,771,524	59,741	867,255	8,884	528,977	5,639	5,109,802	62,958
LargeCap Growth Fund	9,138,834	63,680	1,065,320	9,175	1,348,470	12,121	8,855,684	60,832
LargeCap Growth Fund I	15,352,684	117,982	2,958,782	28,464	523,609	5,044	17,787,857	141,400
LargeCap S&P 500 Index Fund	9,510,124	84,652	1,949,766	18,428	329,029	3,082	11,130,861	99,994
LargeCap Value Fund	7,637,491	71,968	1,171,037	11,725	240,950	2,389	8,567,578	81,304
LargeCap Value Fund I	13,526,848	141,409	2,198,506	24,277	445,641	4,865	15,279,713	160,822
MidCap Growth Fund III	2,564,496	20,614	938,817	10,627	104,556	1,128	3,398,757	30,113
MidCap Value Fund I	2,151,278	24,255	790,374	10,814	84,874	1,129	2,856,778	33,940
Overseas Fund	8,736,505	82,407	2,266,565	20,852	322,229	2,987	10,680,841	100,270
Preferred Securities Fund	2,778,417	28,640	569,267	5,632	95,791	933	3,251,893	33,339
Real Estate Securities Fund	2,409,912	39,092	12,949	240	2,422,861	46,370	—	—
SmallCap Growth Fund I	2,449,015	22,715	474,615	5,139	160,515	1,828	2,763,115	26,028
SmallCap Value Fund II	2,965,775	23,452	393,683	3,824	185,703	1,829	3,173,755	25,466

		$1,105,497		$297,895		$132,898		$1,278,527

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$528			$—			$—
Bond Market Index Fund		96			—			—
Core Plus Bond Fund I		334			—			—
Diversified International Fund		1,200			—			—
Diversified Real Asset Fund		174			—			259
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		926			—			—
High Yield Fund I		4,401			912			581
International Emerging Markets Fund		749			(1)			—
International Equity Index Fund		1,045			—			16
International Fund I		833			(28)			—
LargeCap Growth Fund		232			98			—
LargeCap Growth Fund I		220			(2)			5,210
LargeCap S&P 500 Index Fund		1,675			(4)			—
LargeCap Value Fund		1,066			—			—
LargeCap Value Fund I		2,387			1			—
MidCap Growth Fund III		—			—			—
MidCap Value Fund I		187			—			—
Overseas Fund		3,865			(2)			1,919
Preferred Securities Fund		1,834			—			96
Real Estate Securities Fund		240			7,038			—
SmallCap Growth Fund I		—			2			1,443
SmallCap Value Fund II		127			19			—
		$22,119			$8,033			$9,524
All dollar amounts are shown in thousands (000's)

See accompanying notes.

63

Schedule of Investments Principal LifeTime Strategic Income Fund October 31, 2012

INVESTMENT COMPANIES - 100.08%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.08%
Bond & Mortgage Securities Fund (a)	10,246,674	$113,636
Bond Market Index Fund (a)	8,811,876	99,574
Core Plus Bond Fund I (a)	9,689,788	113,855
Diversified International Fund (a)	1,487,814	14,685
Diversified Real Asset Fund (a)	3,024,678	36,659
Equity Income Fund (a)	2,564,909	49,990
Global Diversified Income Fund (a)	3,700,581	52,178
Global Multi-Strategy Fund (a),(b)	1,187,499	12,386
High Yield Fund I (a)	2,407,717	27,376
Inflation Protection Fund (a)	6,448,410	59,906
International Emerging Markets Fund (a)	212,847	5,198
International Equity Index Fund (a)	343,135	3,390
International Fund I (a)	460,107	4,964
LargeCap Growth Fund I (a)	2,397,158	24,067
LargeCap S&P 500 Index Fund (a)	1,616,679	16,199
MidCap Blend Fund (a)	1,143,016	17,911
Overseas Fund (a)	1,524,758	15,186
Short-Term Income Fund (a)	8,666,996	106,431
SmallCap Growth Fund I (a),(b)	353,618	4,056
SmallCap Value Fund II (a)	406,941	4,147
		$781,794
TOTAL INVESTMENT COMPANIES		$781,794
Total Investments		$781,794
Liabilities in Excess of Other Assets, Net - (0.08)%		$(591)
TOTAL NET ASSETS - 100.00%		$781,203

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		66.67%
Domestic Equity Funds		14.89%
Specialty Funds		12.96%
International Equity Funds		5.56%
Liabilities in Excess of Other Assets, Net		(0.08)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

64

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	10,396,951	$112,252	1,967,150	$21,292	2,117,427	$22,856	10,246,674	$110,683
Bond Market Index Fund	2,977,137	30,435	6,776,788	74,436	942,049	10,414	8,811,876	94,467
Core Plus Bond Fund I	9,485,243	100,543	1,829,891	20,491	1,625,346	18,355	9,689,788	102,807
Diversified International Fund	798,335	11,855	832,702	7,943	143,223	1,347	1,487,814	18,451
Diversified Real Asset Fund	2,766,353	28,899	593,068	6,892	334,743	3,903	3,024,678	31,886
Equity Income Fund	—	—	2,743,965	52,098	179,056	3,389	2,564,909	48,711
Global Diversified Income Fund	3,306,253	35,076	730,499	9,755	336,171	4,512	3,700,581	40,321
Global Multi-Strategy Fund	2,130,000	21,300	116,353	1,194	1,058,854	10,854	1,187,499	11,884
High Yield Fund I	1,573,727	14,737	1,077,238	11,440	243,248	2,615	2,407,717	23,563
Inflation Protection Fund	12,335,264	110,868	1,235,687	10,976	7,122,541	63,385	6,448,410	55,861
International Emerging Markets Fund	117,961	2,748	119,643	2,938	24,757	586	212,847	5,100
International Equity Index Fund	310,029	2,975	79,034	737	45,928	430	343,135	3,282
International Fund I	423,953	6,450	89,402	913	53,248	547	460,107	6,816
LargeCap Growth Fund	1,350,234	9,066	50,243	399	1,400,477	12,178	—	—
LargeCap Growth Fund I	2,173,978	17,322	466,318	4,462	243,138	2,410	2,397,158	19,392
LargeCap S&P 500 Index Fund	1,044,621	10,585	735,416	7,098	163,358	1,561	1,616,679	16,129
LargeCap Value Fund	949,805	9,640	53,572	498	1,003,377	10,320	—	—
LargeCap Value Fund I	1,595,317	15,180	98,400	1,012	1,693,717	19,270	—	—
MidCap Blend Fund	—	—	1,222,534	18,042	79,518	1,184	1,143,016	16,864
MidCap Growth Fund III	389,031	3,031	11,759	122	400,790	4,353	—	—
MidCap Value Fund I	314,294	3,136	11,963	149	326,257	4,333	—	—
Overseas Fund	978,623	9,013	689,961	6,469	143,826	1,346	1,524,758	14,135
Preferred Securities Fund	1,113,857	12,373	83,252	792	1,197,109	11,987	—	—
Short-Term Income Fund	7,328,440	87,888	2,259,776	27,265	921,220	11,120	8,666,996	104,033
SmallCap Growth Fund I	517,876	4,124	84,525	904	248,783	2,890	353,618	2,842
SmallCap Value Fund II	532,453	4,118	64,461	622	189,973	1,890	406,941	3,166

		$663,614		$288,939		$228,035		$730,393

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$3,820			$(5)			$—
Bond Market Index Fund		818			10			—
Core Plus Bond Fund I		3,013			128			—
Diversified International Fund		120			—			—
Diversified Real Asset Fund		361			(2)			538
Equity Income Fund		860			2			—
Global Diversified Income Fund		2,685			2			140
Global Multi-Strategy Fund		—			244			—
High Yield Fund I		1,358			1			179
Inflation Protection Fund		273			(2,598)			—
International Emerging Markets Fund		39			—			—
International Equity Index Fund		76			—			1
International Fund I		74			—			—
LargeCap Growth Fund		34			2,713			—
LargeCap Growth Fund I		31			18			739
LargeCap S&P 500 Index Fund		185			7			—
LargeCap Value Fund		133			182			—
LargeCap Value Fund I		282			3,078			—
MidCap Blend Fund		—			6			—
MidCap Growth Fund III		—			1,200			—
MidCap Value Fund I		27			1,048			—
Overseas Fund		432			(1)			215
Preferred Securities Fund		254			(1,178)			39
Short-Term Income Fund		1,989			—			—
SmallCap Growth Fund I		—			704			304
SmallCap Value Fund II		23			316			—
		$16,887			$5,875			$2,155
All dollar amounts are shown in thousands (000's)

See accompanying notes.

65

Schedule of Investments SAM Balanced Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.98%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.98%
Bond & Mortgage Securities Fund (a)	4,496,066	$49,861
Diversified International Fund (a)	34,724,374	342,730
Equity Income Fund (a)	26,785,326	522,046
Global Diversified Income Fund (a)	4,154,046	58,572
Global Multi-Strategy Fund (a),(b)	8,978,826	93,649
Global Real Estate Securities Fund (a)	5,298,920	43,716
Government & High Quality Bond Fund (a)	35,442,546	402,982
High Yield Fund (a)	10,526,564	82,107
Income Fund (a)	55,576,028	555,760
Inflation Protection Fund (a)	2,115,841	19,656
International Emerging Markets Fund (a)	2,115,339	51,657
LargeCap Blend Fund II (a)	10,657,803	114,358
LargeCap Growth Fund (a)	29,729,457	265,484
LargeCap Growth Fund II (a)	12,995,988	110,856
LargeCap Value Fund (a)	14,613,046	159,282
LargeCap Value Fund III (a)	11,242,697	124,457
MidCap Blend Fund (a)	7,924,782	124,181
MidCap Growth Fund III (a),(b)	2,579,429	28,038
Preferred Securities Fund (a)	5,939,383	62,542
Principal Capital Appreciation Fund (a)	6,146,496	260,243
Short-Term Income Fund (a)	10,471,345	128,588
SmallCap Growth Fund I (a),(b)	10,115,023	116,019
SmallCap Value Fund II (a)	5,576,197	56,822
Small-MidCap Dividend Income Fund (a)	7,049,021	74,720
		$3,848,326
TOTAL INVESTMENT COMPANIES		$3,848,326
Total Investments		$3,848,326
Other Assets in Excess of Liabilities, Net - 0.02%		$826
TOTAL NET ASSETS - 100.00%		$3,849,152

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		50.83%
Fixed Income Funds		33.82%
International Equity Funds		11.38%
Specialty Funds		3.95%
Other Assets in Excess of Liabilities, Net		0.02%
TOTAL NET ASSETS		100.00%

See accompanying notes.

66

Schedule of Investments
SAM Balanced Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,496,066	$49,408	—	$—	4,496,066	$49,408
Diversified International Fund	29,227,178	282,138	6,033,054	55,745	535,858	4,906	34,724,374	331,439
Equity Income Fund	33,170,886	518,833	880,051	16,526	7,265,611	137,476	26,785,326	410,052
Global Diversified Income Fund	4,902,191	65,067	279,186	3,699	1,027,331	13,587	4,154,046	55,042
Global Multi-Strategy Fund	2,185,071	21,851	6,793,755	68,963	—	—	8,978,826	90,814
Global Real Estate Securities Fund	2,849,025	20,909	2,622,210	19,621	172,315	1,398	5,298,920	39,152
Government & High Quality Bond	37,488,263	397,468	1,522,696	17,243	3,568,413	40,377	35,442,546	374,663
Fund
High Yield Fund	12,579,714	89,606	1,354,979	10,152	3,408,129	25,880	10,526,564	73,897
Income Fund	44,651,631	402,716	11,282,291	109,601	357,894	3,544	55,576,028	508,774
Inflation Protection Fund	2,297,944	18,562	884,079	8,008	1,066,182	9,316	2,115,841	17,922
International Emerging Markets Fund	3,017,800	67,387	75,985	1,704	978,446	22,413	2,115,339	43,748
LargeCap Blend Fund II	9,065,014	85,204	1,630,348	16,544	37,559	409	10,657,803	101,340
LargeCap Growth Fund	22,701,316	121,953	7,217,456	61,828	189,315	1,580	29,729,457	182,340
LargeCap Growth Fund II	11,129,182	68,010	2,067,726	16,171	200,920	1,666	12,995,988	82,428
LargeCap Value Fund	8,955,887	89,777	5,657,159	57,447	—	—	14,613,046	147,224
LargeCap Value Fund III	11,406,558	98,208	274,499	2,655	438,360	4,666	11,242,697	96,533
MidCap Blend Fund	6,388,850	55,846	1,548,842	22,048	12,910	204	7,924,782	77,691
MidCap Growth Fund III	2,159,516	22,010	1,454,746	15,451	1,034,833	11,091	2,579,429	26,714
Preferred Securities Fund	7,838,470	60,843	513,648	5,037	2,412,735	23,883	5,939,383	43,093
Principal Capital Appreciation Fund	6,109,647	197,730	220,127	8,468	183,278	7,382	6,146,496	198,918
Real Estate Securities Fund	843,514	8,931	38,886	702	882,400	16,918	—	—
Short-Term Income Fund	5,144,911	59,893	5,326,434	64,334	—	—	10,471,345	124,227
SmallCap Growth Fund I	7,924,527	80,956	2,572,369	27,964	381,873	4,389	10,115,023	104,645
SmallCap Value Fund II	4,192,224	41,604	1,864,068	18,180	480,095	4,595	5,576,197	54,865
Small-MidCap Dividend Income Fund	5,795,349	57,205	1,333,042	13,624	79,370	831	7,049,021	69,996

		$2,932,707		$691,123		$336,511		$3,304,925

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$428			$—			$—
Diversified International Fund		4,281			(1,538)			—
Equity Income Fund		16,526			12,169			—
Global Diversified Income Fund		3,449			(137)			203
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		676			20			—
Government & High Quality Bond Fund		15,620			329			—
High Yield Fund		7,260			19			2,806
Income Fund		23,483			1			—
Inflation Protection Fund		55			668			—
International Emerging Markets Fund		960			(2,930)			—
LargeCap Blend Fund II		1,108			1			—
LargeCap Growth Fund		569			139			—
LargeCap Growth Fund II		537			(87)			7,790
LargeCap Value Fund		1,249			—			—
LargeCap Value Fund III		2,058			336			—
MidCap Blend Fund		1,295			1			4,442
MidCap Growth Fund III		—			344			—
Preferred Securities Fund		4,198			1,096			265
Principal Capital Appreciation Fund		3,418			102			2,091
Real Estate Securities Fund		87			7,285			—
Short-Term Income Fund		1,851			—			—
SmallCap Growth Fund I		—			114			4,636
SmallCap Value Fund II		172			(324)			—
Small-MidCap Dividend Income Fund		2,343			(2)			—
		$91,623			$17,606			$22,233
All dollar amounts are shown in thousands (000's)

See accompanying notes.

67

Schedule of Investments SAM Conservative Balanced Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.88%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.88%
Bond & Mortgage Securities Fund (a)	4,820,229	$53,456
Diversified International Fund (a)	7,346,054	72,506
Equity Income Fund (a)	4,791,382	93,384
Global Diversified Income Fund (a)	2,043,294	28,810
Global Multi-Strategy Fund (a),(b)	1,911,011	19,932
Global Real Estate Securities Fund (a)	1,208,324	9,969
Government & High Quality Bond Fund (a)	16,732,797	190,252
High Yield Fund (a)	4,086,307	31,873
Income Fund (a)	28,420,895	284,209
Inflation Protection Fund (a)	2,330,842	21,653
International Emerging Markets Fund (a)	433,498	10,586
LargeCap Blend Fund II (a)	2,518,255	27,021
LargeCap Growth Fund (a)	5,791,788	51,721
LargeCap Growth Fund II (a)	2,976,012	25,385
LargeCap Value Fund (a)	3,859,866	42,073
LargeCap Value Fund III (a)	2,256,685	24,981
MidCap Blend Fund (a)	1,663,581	26,068
MidCap Growth Fund III (a),(b)	568,966	6,185
Preferred Securities Fund (a)	2,507,522	26,404
Principal Capital Appreciation Fund (a)	1,404,434	59,464
Short-Term Income Fund (a)	5,645,494	69,327
SmallCap Growth Fund I (a),(b)	2,171,918	24,912
SmallCap Value Fund II (a)	1,231,406	12,548
Small-MidCap Dividend Income Fund (a)	1,596,595	16,924
		$1,229,643
TOTAL INVESTMENT COMPANIES		$1,229,643
Total Investments		$1,229,643
Other Assets in Excess of Liabilities, Net - 0.12%		$1,502
TOTAL NET ASSETS - 100.00%		$1,231,145

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		55.00%
Domestic Equity Funds		33.36%
International Equity Funds		7.56%
Specialty Funds		3.96%
Other Assets in Excess of Liabilities, Net		0.12%
TOTAL NET ASSETS		100.00%

See accompanying notes.

68

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,820,229	$52,957	—	$—	4,820,229	$52,957
Diversified International Fund	5,429,356	50,860	1,977,507	18,452	60,809	558	7,346,054	68,559
Equity Income Fund	5,193,810	80,881	359,172	6,845	761,600	14,486	4,791,382	73,960
Global Diversified Income Fund	2,035,259	27,149	201,017	2,720	192,982	2,552	2,043,294	27,261
Global Multi-Strategy Fund	548,198	5,482	1,362,813	13,872	—	—	1,911,011	19,354
Global Real Estate Securities Fund	585,133	4,248	667,616	5,100	44,425	362	1,208,324	8,993
Government & High Quality Bond	16,356,499	175,323	955,820	10,831	579,522	6,560	16,732,797	179,600
Fund
High Yield Fund	4,577,749	32,870	529,868	3,975	1,021,310	7,719	4,086,307	28,907
Income Fund	19,735,511	181,002	8,826,815	85,528	141,431	1,401	28,420,895	265,127
Inflation Protection Fund	1,426,174	11,569	1,027,170	9,327	122,502	1,070	2,330,842	19,886
International Emerging Markets Fund	481,842	8,882	48,438	1,159	96,782	2,218	433,498	7,566
LargeCap Blend Fund II	2,641,135	24,870	34,404	320	157,284	1,641	2,518,255	23,593
LargeCap Growth Fund	4,322,098	23,823	1,623,626	13,943	153,936	1,348	5,791,788	36,456
LargeCap Growth Fund II	2,087,544	14,174	1,200,580	9,553	312,112	2,686	2,976,012	20,996
LargeCap Value Fund	2,522,448	25,050	1,535,255	15,368	197,837	2,104	3,859,866	38,375
LargeCap Value Fund III	2,385,873	20,968	174,242	1,806	303,430	3,071	2,256,685	19,720
MidCap Blend Fund	1,092,414	11,328	593,678	8,449	22,511	345	1,663,581	19,444
MidCap Growth Fund III	625,207	6,236	358,294	3,831	414,535	4,467	568,966	5,833
Preferred Securities Fund	3,347,387	28,008	439,142	4,256	1,279,007	12,641	2,507,522	20,057
Principal Capital Appreciation Fund	1,370,993	45,353	85,383	3,373	51,942	2,128	1,404,434	46,646
Real Estate Securities Fund	154,377	1,365	844	16	155,221	2,977	—	—
Short-Term Income Fund	3,966,658	46,403	1,754,554	21,277	75,718	902	5,645,494	66,765
SmallCap Growth Fund I	945,751	9,707	1,266,067	13,949	39,900	461	2,171,918	23,169
SmallCap Value Fund II	720,453	7,199	559,516	5,427	48,563	491	1,231,406	12,125
Small-MidCap Dividend Income Fund	1,180,355	11,647	417,905	4,240	1,665	18	1,596,595	15,870

		$854,397		$316,574		$72,206		$1,101,219

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$458			$—			$—
Diversified International Fund		799			(195)			—
Equity Income Fund		2,717			720			—
Global Diversified Income Fund		1,534			(56)			85
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		142			7			—
Government & High Quality Bond Fund		7,123			6			—
High Yield Fund		2,715			(219)			1,026
Income Fund		11,381			(2)			—
Inflation Protection Fund		51			60			—
International Emerging Markets Fund		154			(257)			—
LargeCap Blend Fund II		320			44			—
LargeCap Growth Fund		108			38			—
LargeCap Growth Fund II		123			(45)			1,763
LargeCap Value Fund		367			61			—
LargeCap Value Fund III		429			17			—
MidCap Blend Fund		243			12			831
MidCap Growth Fund III		—			233			—
Preferred Securities Fund		1,830			434			117
Principal Capital Appreciation Fund		770			48			470
Real Estate Securities Fund		16			1,596			—
Short-Term Income Fund		1,108			(13)			—
SmallCap Growth Fund I		—			(26)			594
SmallCap Value Fund II		31			(10)			—
Small-MidCap Dividend Income Fund		506			1			—
		$32,925			$2,454			$4,886
All dollar amounts are shown in thousands (000's)

See accompanying notes.

69

Schedule of Investments SAM Conservative Growth Portfolio October 31, 2012

INVESTMENT COMPANIES - 100.13%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.13%
Diversified International Fund (a)	30,911,847	$305,100
Diversified Real Asset Fund (a)	3,783,719	45,859
Equity Income Fund (a)	21,791,722	424,721
Global Multi-Strategy Fund (a),(b)	6,634,050	69,193
Global Real Estate Securities Fund (a)	4,375,626	36,099
Government & High Quality Bond Fund (a)	9,510,616	108,136
High Yield Fund (a)	2,733,432	21,321
Income Fund (a)	18,152,282	181,523
International Emerging Markets Fund (a)	1,818,968	44,419
LargeCap Blend Fund II (a)	9,482,116	101,743
LargeCap Growth Fund (a)	27,140,015	242,360
LargeCap Growth Fund II (a)	11,806,292	100,708
LargeCap Value Fund (a)	13,336,114	145,363
LargeCap Value Fund III (a)	9,397,314	104,028
MidCap Blend Fund (a)	6,962,278	109,099
MidCap Growth Fund III (a),(b)	2,321,666	25,236
Preferred Securities Fund (a)	1,818,321	19,147
Principal Capital Appreciation Fund (a)	5,211,572	220,658
Short-Term Income Fund (a)	2,898,539	35,594
SmallCap Growth Fund I (a),(b)	8,915,014	102,255
SmallCap Value Fund II (a)	4,912,084	50,054
Small-MidCap Dividend Income Fund (a)	6,320,544	66,998
		$2,559,614
TOTAL INVESTMENT COMPANIES		$2,559,614
Total Investments		$2,559,614
Liabilities in Excess of Other Assets, Net - (0.13)%		$(3,382)
TOTAL NET ASSETS - 100.00%		$2,556,232

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		66.24%
International Equity Funds		15.09%
Fixed Income Funds		14.30%
Specialty Funds		4.50%
Liabilities in Excess of Other Assets, Net		(0.13)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

70

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	26,569,216	$267,706	5,083,204	$46,825	740,573	$6,826	30,911,847	$305,420
Diversified Real Asset Fund	3,883,434	43,175	175,473	1,977	275,188	3,185	3,783,719	42,035
Equity Income Fund	27,829,097	435,596	728,184	13,671	6,765,559	127,818	21,791,722	332,765
Global Multi-Strategy Fund	1,775,733	17,757	4,858,317	49,377	—	—	6,634,050	67,134
Global Real Estate Securities Fund	3,877,496	28,629	727,062	5,506	228,932	1,855	4,375,626	32,307
Government & High Quality Bond	10,644,953	111,663	454,426	5,144	1,588,763	17,960	9,510,616	99,575
Fund
High Yield Fund	5,750,858	40,426	570,963	4,273	3,588,389	27,237	2,733,432	18,078
Income Fund	12,597,936	112,393	5,653,571	55,097	99,225	956	18,152,282	166,528
Inflation Protection Fund	30,767	251	—	—	30,767	269	—	—
International Emerging Markets Fund	2,448,404	60,327	52,135	1,166	681,571	15,736	1,818,968	43,811
LargeCap Blend Fund II	7,912,673	74,089	1,650,768	16,831	81,325	887	9,482,116	90,073
LargeCap Growth Fund	16,888,709	92,955	10,803,110	92,792	551,804	4,913	27,140,015	180,911
LargeCap Growth Fund II	10,179,132	66,374	2,200,593	17,319	573,433	4,940	11,806,292	78,822
LargeCap Value Fund	11,032,715	111,259	2,303,399	23,269	—	—	13,336,114	134,528
LargeCap Value Fund III	12,979,076	118,430	249,889	2,410	3,831,651	38,928	9,397,314	83,242
MidCap Blend Fund	5,659,309	47,663	1,477,527	21,121	174,558	2,650	6,962,278	66,197
MidCap Growth Fund III	2,083,603	20,693	1,626,450	17,268	1,388,387	14,885	2,321,666	24,086
Preferred Securities Fund	1,698,843	12,384	158,049	1,562	38,571	382	1,818,321	13,562
Principal Capital Appreciation Fund	5,534,721	177,916	142,167	5,331	465,316	19,092	5,211,572	165,087
Real Estate Securities Fund	8,469	139	26,027	475	34,496	661	—	—
Short-Term Income Fund	1,109,426	12,828	2,027,319	24,501	238,206	2,900	2,898,539	34,448
SmallCap Growth Fund I	8,256,115	84,798	1,566,898	16,770	907,999	10,222	8,915,014	91,565
SmallCap Value Fund II	4,276,174	42,192	1,267,433	12,325	631,523	5,924	4,912,084	48,081
Small-MidCap Dividend Income Fund	5,747,268	56,940	831,097	8,448	257,821	2,718	6,320,544	62,723

		$2,036,583		$443,458		$310,944		$2,180,978

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$3,871			$(2,285)			$—
Diversified Real Asset Fund		483			68			721
Equity Income Fund		13,671			11,316			—
Global Multi-Strategy Fund		—			—			—
Global Real Estate Securities Fund		742			27			—
Government & High Quality Bond Fund		4,269			728			—
High Yield Fund		2,757			616			1,238
Income Fund		7,068			(6)			—
Inflation Protection Fund		—			18			—
International Emerging Markets Fund		782			(1,946)			—
LargeCap Blend Fund II		961			40			—
LargeCap Growth Fund		424			77			—
LargeCap Growth Fund II		486			69			7,064
LargeCap Value Fund		1,522			—			—
LargeCap Value Fund III		2,275			1,330			—
MidCap Blend Fund		1,141			63			3,917
MidCap Growth Fund III		—			1,010			—
Preferred Securities Fund		1,066			(2)			58
Principal Capital Appreciation Fund		3,078			932			1,879
Real Estate Securities Fund		3			47			—
Short-Term Income Fund		495			19			—
SmallCap Growth Fund I		—			219			4,711
SmallCap Value Fund II		170			(512)			—
Small-MidCap Dividend Income Fund		2,255			53			—
		$47,519			$11,881			$19,588
All dollar amounts are shown in thousands (000's)

See accompanying notes.

71

Schedule of Investments SAM Flexible Income Portfolio October 31, 2012

INVESTMENT COMPANIES - 99.75%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 99.75%
Bond & Mortgage Securities Fund (a)	4,895,763	$54,294
Diversified International Fund (a)	4,181,160	41,268
Equity Income Fund (a)	4,931,371	96,112
Global Diversified Income Fund (a)	4,804,081	67,738
Global Real Estate Securities Fund (a)	2,367,693	19,533
Government & High Quality Bond Fund (a)	24,527,261	278,875
High Yield Fund (a)	6,836,705	53,326
Income Fund (a)	45,668,270	456,683
International Emerging Markets Fund (a)	234,348	5,723
LargeCap Blend Fund II (a)	2,248,440	24,126
LargeCap Growth Fund (a)	6,092,044	54,402
LargeCap Growth Fund II (a)	2,806,342	23,938
LargeCap Value Fund (a)	2,784,531	30,351
LargeCap Value Fund III (a)	2,035,477	22,533
Preferred Securities Fund (a)	7,129,495	75,074
Principal Capital Appreciation Fund (a)	673,227	28,504
Short-Term Income Fund (a)	9,017,047	110,729
SmallCap Growth Fund I (a),(b)	1,144,767	13,131
Small-MidCap Dividend Income Fund (a)	3,716,855	39,399
		$1,495,739
TOTAL INVESTMENT COMPANIES		$1,495,739
Total Investments		$1,495,739
Other Assets in Excess of Liabilities, Net - 0.25%		$3,805
TOTAL NET ASSETS - 100.00%		$1,499,544

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		68.62%
Domestic Equity Funds		22.18%
Specialty Funds		4.52%
International Equity Funds		4.43%
Other Assets in Excess of Liabilities, Net		0.25%
TOTAL NET ASSETS		100.00%

See accompanying notes.

72

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	—	$—	4,895,763	$53,792	—	$—	4,895,763	$53,792
Diversified International Fund	3,071,775	28,734	1,109,385	10,502	—	—	4,181,160	39,236
Equity Income Fund	4,845,815	73,506	381,699	7,274	296,143	5,582	4,931,371	75,649
Global Diversified Income Fund	4,851,856	64,740	292,662	3,883	340,437	4,501	4,804,081	64,016
Global Real Estate Securities Fund	1,964,953	14,425	415,657	3,237	12,917	90	2,367,693	17,560
Government & High Quality Bond	23,668,688	254,283	2,117,603	24,045	1,259,030	14,246	24,527,261	264,858
Fund
High Yield Fund	6,148,392	42,257	1,212,335	9,218	524,022	3,959	6,836,705	47,516
Income Fund	29,103,290	265,333	16,628,033	161,537	63,053	626	45,668,270	426,243
International Emerging Markets Fund	346,135	7,691	168,232	3,874	280,019	6,403	234,348	3,981
LargeCap Blend Fund II	2,035,267	19,228	369,659	3,447	156,486	1,599	2,248,440	21,103
LargeCap Growth Fund	1,641,546	8,948	4,450,498	37,831	—	—	6,092,044	46,779
LargeCap Growth Fund II	2,416,684	16,376	586,417	4,572	196,759	1,649	2,806,342	19,265
LargeCap Value Fund	2,235,847	22,004	554,833	5,638	6,149	66	2,784,531	27,577
LargeCap Value Fund III	2,129,703	17,096	39,589	380	133,815	1,338	2,035,477	16,177
MidCap Blend Fund	1,114,712	9,887	76,104	995	1,190,816	17,484	—	—
Preferred Securities Fund	6,360,048	51,434	980,890	9,548	211,443	2,091	7,129,495	58,880
Principal Capital Appreciation Fund	534,895	17,234	138,332	5,595	—	—	673,227	22,829
Real Estate Securities Fund	559,098	6,840	3,054	57	562,152	10,782	—	—
Short-Term Income Fund	7,609,360	89,085	1,471,378	17,770	63,691	765	9,017,047	106,109
SmallCap Growth Fund I	504,011	5,351	640,756	6,930	—	—	1,144,767	12,281
Small-MidCap Dividend Income Fund	3,033,707	29,911	685,010	6,952	1,862	20	3,716,855	36,844

		$1,044,363		$377,077		$71,201		$1,360,695

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$466			$—			$—
Diversified International Fund		454			—			—
Equity Income Fund		2,655			451			—
Global Diversified Income Fund		3,677			(106)			202
Global Real Estate Securities Fund		376			(12)			—
Government & High Quality Bond Fund		10,157			776			—
High Yield Fund		3,877			—			1,377
Income Fund		17,391			(1)			—
International Emerging Markets Fund		140			(1,181)			—
LargeCap Blend Fund II		283			27			—
LargeCap Growth Fund		56			—			—
LargeCap Growth Fund II		128			(34)			1,855
LargeCap Value Fund		308			1			—
LargeCap Value Fund III		380			39			—
MidCap Blend Fund		224			6,602			771
Preferred Securities Fund		4,184			(11)			221
Principal Capital Appreciation Fund		301			—			184
Real Estate Securities Fund		57			3,885			—
Short-Term Income Fund		2,041			19			—
SmallCap Growth Fund I		—			—			449
Small-MidCap Dividend Income Fund		1,231			1			—
		$48,386			$10,456			$5,059
All dollar amounts are shown in thousands (000's)

See accompanying notes.

73

Schedule of Investments SAM Strategic Growth Portfolio October 31, 2012

INVESTMENT COMPANIES - 100.17%	Shares Held	Value(000	's)

Principal Funds, Inc. Institutional Class - 100.17%
Diversified International Fund (a)	21,065,490	$207,916
Equity Income Fund (a)	13,467,361	262,479
Global Real Estate Securities Fund (a)	5,533,805	45,654
Government & High Quality Bond Fund (a)	2,302,351	26,178
International Emerging Markets Fund (a)	2,274,804	55,551
LargeCap Blend Fund II (a)	6,990,816	75,011
LargeCap Growth Fund (a)	23,741,945	212,016
LargeCap Growth Fund II (a)	7,582,726	64,681
LargeCap Value Fund (a)	8,915,423	97,178
LargeCap Value Fund III (a)	5,924,180	65,581
MidCap Blend Fund (a)	5,047,032	79,087
MidCap Growth Fund III (a),(b)	3,105,608	33,758
Principal Capital Appreciation Fund (a)	3,922,308	166,070
SmallCap Growth Fund I (a),(b)	7,888,841	90,485
SmallCap Value Fund II (a)	3,981,947	40,576
Small-MidCap Dividend Income Fund (a)	4,536,465	48,086
		$1,570,307
TOTAL INVESTMENT COMPANIES		$1,570,307
Total Investments		$1,570,307
Liabilities in Excess of Other Assets, Net - (0.17)%		$(2,608)
TOTAL NET ASSETS - 100.00%		$1,567,699

(a) Affiliated Security
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Domestic Equity Funds		78.79%
International Equity Funds		19.71%
Fixed Income Funds		1.67%
Liabilities in Excess of Other Assets, Net		(0.17)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

74

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2012

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2011	2011	Purchases	Purchases	Sales	Sales	2012	2012
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	19,130,672	$193,027	2,808,489	$25,880	873,671	$8,040	21,065,490	$208,022
Equity Income Fund	17,832,861	283,407	455,754	8,553	4,821,254	89,477	13,467,361	206,634
Global Real Estate Securities Fund	4,051,569	29,085	1,535,919	11,438	53,683	436	5,533,805	40,093
Government & High Quality Bond	711,182	7,980	2,010,905	22,800	419,736	4,776	2,302,351	26,019
Fund
International Emerging Markets Fund	2,406,698	55,564	52,390	1,181	184,284	4,176	2,274,804	51,959
LargeCap Blend Fund II	8,117,457	74,697	104,912	975	1,231,553	12,790	6,990,816	64,038
LargeCap Growth Fund	13,697,471	79,249	10,044,474	86,342	—	—	23,741,945	165,591
LargeCap Growth Fund II	7,441,699	48,428	793,370	5,889	652,343	5,574	7,582,726	49,224
LargeCap Value Fund	5,994,361	60,444	2,921,062	29,372	—	—	8,915,423	89,816
LargeCap Value Fund III	7,463,816	62,698	180,303	1,755	1,719,939	17,660	5,924,180	47,562
MidCap Blend Fund	4,353,257	38,021	709,573	9,969	15,798	237	5,047,032	47,760
MidCap Growth Fund III	4,660,744	47,149	—	—	1,555,136	16,733	3,105,608	30,874
Principal Capital Appreciation Fund	4,518,699	149,799	107,923	4,020	704,314	28,879	3,922,308	126,488
Real Estate Securities Fund	317,875	3,258	18,016	332	335,891	6,439	—	—
SmallCap Growth Fund I	6,898,290	71,070	990,551	10,524	—	—	7,888,841	81,594
SmallCap Value Fund II	4,432,466	42,418	223,743	2,169	674,262	6,253	3,981,947	37,720
Small-MidCap Dividend Income Fund	4,128,828	40,835	407,637	4,154	—	—	4,536,465	44,989

		$1,287,129		$225,353		$201,470		$1,318,383

				Realized Gain/Loss		Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$2,768			$(2,845)			$—
Equity Income Fund		8,552			4,151			—
Global Real Estate Securities Fund		835			6			—
Government & High Quality Bond Fund		682			15			—
International Emerging Markets Fund		769			(610)			—
LargeCap Blend Fund II		975			1,156			—
LargeCap Growth Fund		344			—			—
LargeCap Growth Fund II		355			481			5,159
LargeCap Value Fund		827			—			—
LargeCap Value Fund III		1,345			769			—
MidCap Blend Fund		878			7			3,012
MidCap Growth Fund III		—			458			—
Principal Capital Appreciation Fund		2,496			1,548			1,524
Real Estate Securities Fund		33			2,849			—
SmallCap Growth Fund I		—			—			4,023
SmallCap Value Fund II		175			(614)			—
Small-MidCap Dividend Income Fund		1,618			—			—
		$22,652			$7,371			$13,718
All dollar amounts are shown in thousands (000's)

See accompanying notes.

75

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
2012	$11 .40	$0 .20	$0.82	$1.02	($0.24)	$–	($0 .24)	$12.18	9.19%
2011	11.19	0.25	0.21	0.46	(0.25)	–	(0.25)	11.40	4.13
2010	9.90	0.25	1.33	1.58	(0.29)	–	(0.29)	11.19	16.25
2009	9.24	0.25	1.02	1.27	(0.31)	(0.30)	(0.61)	9.90	15.03
2008	14.23	0.43	(4.75)	(4.32)	(0.44)	(0.23)	(0.67)	9.24	(31.75)
PRINCIPAL LIFETIME 2020 FUND
Class A shares
2012	11.69	0.20	1.00	1.20	(0.23)	–	(0.23)	12.66	10.46
2011	11.52	0.21	0.18	0.39	(0.22)	–	(0.22)	11.69	3.39
2010	10.09	0.22	1.47	1.69	(0.26)	–	(0.26)	11.52	16.97
2009	9.35	0.23	1.12	1.35	(0.25)	(0.36)	(0.61)	10.09	15.75
2008	15.16	0.37	(5.49)	(5.12)	(0.40)	(0.29)	(0.69)	9.35	(35.25)
Class B shares
2012	11.69	0.14	0.96	1.10	(0.13)	–	(0.13)	12.66	9.51
2011	11.51	0.13	0.18	0.31	(0.13)	–	(0.13)	11.69	2.67
2010	10.08	0.15	1.47	1.62	(0.19)	–	(0.19)	11.51	16.21
2009	9.33	0.17	1.10	1.27	(0.16)	(0.36)	(0.52)	10.08	14.74
2008	15.12	0.32	(5.52)	(5.20)	(0.30)	(0.29)	(0.59)	9.33	(35.71)
PRINCIPAL LIFETIME 2030 FUND
Class A shares
2012	11.49	0.19	0.99	1.18	(0.22)	–	(0.22)	12.45	10.50
2011	11.30	0.17	0.21	0.38	(0.19)	–	(0.19)	11.49	3.32
2010	9.80	0.19	1.53	1.72	(0.22)	–	(0.22)	11.30	17.79
2009	9.08	0.19	1.09	1.28	(0.20)	(0.36)	(0.56)	9.80	15.44
2008	15.30	0.36	(5.87)	(5.51)	(0.39)	(0.32)	(0.71)	9.08	(37.66)
Class B shares
2012	11.51	0.14	0.97	1.11	(0.12)	–	(0.12)	12.50	9.73
2011	11.32	0.10	0.19	0.29	(0.10)	–	(0.10)	11.51	2.55
2010	9.83	0.12	1.52	1.64	(0.15)	–	(0.15)	11.32	16.86
2009	9.08	0.14	1.08	1.22	(0.11)	(0.36)	(0.47)	9.83	14.57
2008	15.28	0.30	(5.90)	(5.60)	(0.28)	(0.32)	(0.60)	9.08	(38.04)

See accompanying notes.

76

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$38,144	0.41%(c),(d)		1.75%	28.7%
34,966	0.41 (c)	,(d)	2.18	16.4
38,183	0.41 (c)	,(d)	2.41	36.2
32,081	0.47 (c)	,(d)	2.89	28.4
27,444	0.50 (c)	,(d)	3.58	12.7

99,802	0.41 (c)	,(d)	1.67	21.9
85,340	0.41 (c)	,(d)	1.80	8.8
82,683	0.41 (c)	,(d)	2.02	32.0
67,298	0.46 (c)	,(d)	2.57	15.7
49,723	0.50 (c)	,(d)	2.93	7.1

6,003	1.16 (c)	,(d)	1.17	21.9
7,669	1.16 (c)	,(d)	1.11	8.8
8,573	1.16 (c)	,(d)	1.36	32.0
8,049	1.22 (c)	,(d)	1.97	15.7
7,264	1.25 (c)	,(d)	2.55	7.1

84,188	0.41 (c)	,(d)	1.63	20.0
69,285	0.41 (c)	,(d)	1.46	10.7
62,470	0.41 (c)	,(d)	1.83	32.1
49,349	0.46 (c)	,(d)	2.18	9.5
33,002	0.50 (c)	,(d)	2.85	6.6

5,326	1.16 (c)	,(d)	1.19	20.0
6,963	1.16 (c)	,(d)	0.84	10.7
7,929	1.16 (c)	,(d)	1.17	32.1
7,373	1.22 (c)	,(d)	1.58	9.5
6,193	1.25 (c)	,(d)	2.36	6.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

77

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
2012	$11 .42	$0 .17	$1.03	$1.20	($0.20)	$–	($0 .20)	$12.42	10.73%
2011	11.23	0.15	0.20	0.35	(0.16)	–	(0.16)	11.42	3.08
2010	9.71	0.17	1.54	1.71	(0.19)	–	(0.19)	11.23	17.82
2009	8.99	0.16	1.07	1.23	(0.17)	(0.34)	(0.51)	9.71	14.98
2008	15.57	0.34	(6.22)	(5.88)	(0.39)	(0.31)	(0.70)	8.99	(39.41)
Class B shares
2012	11.33	0.12	0.99	1.11	(0.10)	–	(0.10)	12.34	9.90
2011	11.13	0.07	0.20	0.27	(0.07)	–	(0.07)	11.33	2.40
2010	9.64	0.10	1.51	1.61	(0.12)	–	(0.12)	11.13	16.86
2009	8.91	0.11	1.05	1.16	(0.09)	(0.34)	(0.43)	9.64	14.11
2008	15.42	0.25	(6.17)	(5.92)	(0.28)	(0.31)	(0.59)	8.91	(39.79)
PRINCIPAL LIFETIME 2050 FUND
Class A shares
2012	11.09	0.16	1.03	1.19	(0.17)	–	(0.17)	12.11	10.98
2011	10.90	0.14	0.19	0.33	(0.14)	–	(0.14)	11.09	2.95
2010	9.38	0.15	1.53	1.68	(0.16)	–	(0.16)	10.90	18.10
2009	8.72	0.13	1.04	1.17	(0.15)	(0.36)	(0.51)	9.38	14.66
2008	15.36	0.33	(6.24)	(5.91)	(0.37)	(0.36)	(0.73)	8.72	(40.22)
Class B shares
2012	10.98	0.09	1.01	1.10	(0.07)	–	(0.07)	12.01	10.14
2011	10.79	0.06	0.18	0.24	(0.05)	–	(0.05)	10.98	2.17
2010	9.30	0.08	1.51	1.59	(0.10)	–	(0.10)	10.79	17.16
2009	8.63	0.09	1.01	1.10	(0.07)	(0.36)	(0.43)	9.30	13.78
2008	15.21	0.25	(6.20)	(5.95)	(0.27)	(0.36)	(0.63)	8.63	(40.67)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
2012	11.00	0.21	0.67	0.88	(0.28)	–	(0.28)	11.60	8.17
2011	10.93	0.31	0.06	0.37	(0.30)	–	(0.30)	11.00	3.50
2010	9.95	0.32	1.00	1.32	(0.34)	–	(0.34)	10.93	13.67
2009	9.43	0.26	0.85	1.11	(0.46)	(0.13)	(0.59)	9.95	12.76
2008	12.95	0.52	(3.36)	(2.84)	(0.51)	(0.17)	(0.68)	9.43	(23.06)
Class B shares
2012	10.88	0.15	0.63	0.78	(0.17)	–	(0.17)	11.49	7.28
2011	10.81	0.23	0.06	0.29	(0.22)	–	(0.22)	10.88	2.73
2010	9.86	0.25	0.99	1.24	(0.29)	–	(0.29)	10.81	12.81
2009	9.32	0.20	0.85	1.05	(0.38)	(0.13)	(0.51)	9.86	12.08
2008	12.82	0.45	(3.36)	(2.91)	(0.42)	(0.17)	(0.59)	9.32	(23.73)

See accompanying notes.

78

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
Net Assets, End of	Expenses to		Investment Income
Period (in	Average Net		to Average Net	Portfolio
thousands)	Assets		Assets	Turnover Rate

$54,432	0.41%(c),(d)		1.44%	12.5%
44,108	0.41 (c)	,(d)	1.28	12.6
38,484	0.41 (c)	,(d)	1.62	31.4
30,106	0.46 (c)	,(d)	1.85	5.8
19,918	0.50 (c)	,(d)	2.68	6.0

3,973	1.16 (c)	,(d)	1.01	12.5
5,195	1.16 (c)	,(d)	0.61	12.6
5,620	1.16 (c)	,(d)	1.00	31.4
5,463	1.22 (c)	,(d)	1.29	5.8
4,794	1.25 (c)	,(d)	1.99	6.0

31,354	0.41 (c)	,(d)	1.35	10.5
26,285	0.41 (c)	,(d)	1.18	15.5
23,723	0.41 (c)	,(d)	1.45	30.1
18,611	0.46 (c)	,(d)	1.63	15.2
11,391	0.50 (c)	,(d)	2.70	6.8

1,258	1.16 (c)	,(d)	0.81	10.5
1,491	1.16 (c)	,(d)	0.53	15.5
1,783	1.16 (c)	,(d)	0.83	30.1
1,762	1.22 (c)	,(d)	1.14	15.2
1,496	1.25 (c)	,(d)	2.05	6.8

29,464	0.41 (c)	,(d)	1.90	31.1
25,812	0.41 (c)	,(d)	2.87	19.8
25,982	0.41 (c)	,(d)	3.09	46.9
21,341	0.47 (c)	,(d)	2.85	35.9
17,473	0.50 (c)	,(d)	4.57	30.7

461	1.16 (c)	,(d)	1.39	31.1
798	1.16 (c)	,(d)	2.14	19.8
840	1.16 (c)	,(d)	2.43	46.9
730	1.22 (c)	,(d)	2.23	35.9
816	1.25 (c)	,(d)	3.95	30.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

79

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM BALANCED PORTFOLIO
Class A shares
2012	$12 .67	$0 .26	$1.03	$1.29	($0.26)	$–	($0 .26)	$13.70	10.27%
2011	12.45	0.28	0.22	0.50	(0.28)	–	(0.28)	12.67	4.03
2010	11.00	0.26	1.46	1.72	(0.27)	–	(0.27)	12.45	15.84
2009	10.84	0.30	1.06	1.36	(0.29)	(0.91)	(1.20)	11.00	14.51
2008	16.18	0.47	(4.53)	(4.06)	(0.51)	(0.77)	(1.28)	10.84	(27.01)
Class B shares
2012	12.65	0.16	1.00	1.16	(0.13)	–	(0.13)	13.68	9.29
2011	12.42	0.19	0.21	0.40	(0.17)	–	(0.17)	12.65	3.22
2010	10.97	0.17	1.45	1.62	(0.17)	–	(0.17)	12.42	14.88
2009	10.81	0.22	1.06	1.28	(0.21)	(0.91)	(1.12)	10.97	13.65
2008	16.14	0.37	(4.53)	(4.16)	(0.40)	(0.77)	(1.17)	10.81	(27.57)
Class C shares
2012	12.54	0.16	1.01	1.17	(0.16)	–	(0.16)	13.55	9.42
2011	12.33	0.19	0.21	0.40	(0.19)	–	(0.19)	12.54	3.22
2010	10.89	0.17	1.45	1.62	(0.18)	–	(0.18)	12.33	15.03
2009	10.75	0.22	1.05	1.27	(0.22)	(0.91)	(1.13)	10.89	13.62
2008	16.05	0.36	(4.49)	(4.13)	(0.40)	(0.77)	(1.17)	10.75	(27.52)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
2012	10.56	0.27	0.70	0.97	(0.26)	(0.05)	(0.31)	11.22	9.39
2011	10.46	0.30	0.10	0.40	(0.30)	–	(0.30)	10.56	3.81
2010	9.47	0.29	1.00	1.29	(0.30)	–	(0.30)	10.46	13.84
2009	8.84	0.32	0.99	1.31	(0.31)	(0.37)	(0.68)	9.47	16.04
2008	11.93	0.41	(2.65)	(2.24)	(0.44)	(0.41)	(0.85)	8.84	(20.00)
Class B shares
2012	10.55	0.18	0.70	0.88	(0.16)	(0.05)	(0.21)	11.22	8.48
2011	10.44	0.22	0.09	0.31	(0.20)	–	(0.20)	10.55	3.00
2010	9.45	0.22	0.98	1.20	(0.21)	–	(0.21)	10.44	12.89
2009	8.82	0.25	0.99	1.24	(0.24)	(0.37)	(0.61)	9.45	15.15
2008	11.91	0.33	(2.65)	(2.32)	(0.36)	(0.41)	(0.77)	8.82	(20.65)
Class C shares
2012	10.48	0.18	0.70	0.88	(0.18)	(0.05)	(0.23)	11.13	8.57
2011	10.38	0.22	0.10	0.32	(0.22)	–	(0.22)	10.48	3.07
2010	9.40	0.22	0.99	1.21	(0.23)	–	(0.23)	10.38	12.99
2009	8.78	0.26	0.98	1.24	(0.25)	(0.37)	(0.62)	9.40	15.21
2008	11.86	0.32	(2.63)	(2.31)	(0.36)	(0.41)	(0.77)	8.78	(20.62)

See accompanying notes.

80

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,675,088	0.71	%(c)	1.94%	9.6%
1,580,189	0.70	(c)	2.19	29.6
1,627,536	0.71	(c)	2.21	13.2
1,550,550	0.74	(c)	3.01	5.1
1,685,305	0.67	(c)	3.39	34.8

173,375	1.55 (c)	,(d)	1.22	9.6
279,613	1.50 (c)	,(d)	1.46	29.6
437,393	1.51	(c)	1.46	13.2
572,722	1.53	(c)	2.28	5.1
748,701	1.43	(c)	2.71	34.8

554,609	1.45	(c)	1.21	9.6
541,446	1.43	(c)	1.46	29.6
576,580	1.45	(c)	1.47	13.2
575,405	1.48	(c)	2.28	5.1
639,449	1.41	(c)	2.65	34.8

382,440	0.70	(c)	2.45	6.8
335,253	0.70	(c)	2.79	21.4
313,168	0.70	(c)	2.94	11.4
274,740	0.74	(c)	3.71	9.2
247,297	0.68	(c)	3.83	27.7

32,590	1.56 (c)	,(d)	1.70	6.8
50,227	1.51 (c)	,(d)	2.05	21.4
77,135	1.51	(c)	2.17	11.4
93,923	1.54	(c)	2.96	9.2
107,873	1.44	(c)	3.12	27.7

179,925	1.44	(c)	1.72	6.8
168,814	1.44	(c)	2.06	21.4
172,782	1.45	(c)	2.20	11.4
160,228	1.48	(c)	3.00	9.2
149,913	1.42	(c)	3.07	27.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

81

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
2012	$13 .48	$0 .19	$1.26	$1.45	($0.20)	$–	($0 .20)	$14.73	10.92%
2011	13.13	0.19	0.35	0.54	(0.19)	–	(0.19)	13.48	4.10
2010	11.38	0.17	1.77	1.94	(0.19)	–	(0.19)	13.13	17.21
2009	11.58	0.22	0.95	1.17	(0.22)	(1.15)	(1.37)	11.38	12.30
2008	19.04	0.45	(6.36)	(5.91)	(0.47)	(1.08)	(1.55)	11.58	(33.63)
Class B shares
2012	12.94	0.09	1.21	1.30	(0.06)	–	(0.06)	14.18	10.06
2011	12.59	0.09	0.32	0.41	(0.06)	–	(0.06)	12.94	3.27
2010	10.92	0.08	1.68	1.76	(0.09)	–	(0.09)	12.59	16.22
2009	11.13	0.14	0.90	1.04	(0.10)	(1.15)	(1.25)	10.92	11.41
2008	18.36	0.34	(6.15)	(5.81)	(0.34)	(1.08)	(1.42)	11.13	(34.12)
Class C shares
2012	12.77	0.08	1.20	1.28	(0.10)	–	(0.10)	13.95	10.09
2011	12.44	0.09	0.33	0.42	(0.09)	–	(0.09)	12.77	3.38
2010	10.80	0.07	1.68	1.75	(0.11)	–	(0.11)	12.44	16.29
2009	11.03	0.14	0.90	1.04	(0.12)	(1.15)	(1.27)	10.80	11.48
2008	18.22	0.32	(6.08)	(5.76)	(0.35)	(1.08)	(1.43)	11.03	(34.16)
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
2012	11.32	0.36	0.68	1.04	(0.35)	(0.02)	(0.37)	11.99	9.30
2011	11.31	0.40	0.01	0.41	(0.40)	–	(0.40)	11.32	3.64
2010	10.44	0.39	0.90	1.29	(0.42)	–	(0.42)	11.31	12.61
2009	9.50	0.41	1.18	1.59	(0.41)	(0.24)	(0.65)	10.44	17.66
2008	11.92	0.45	(2.13)	(1.68)	(0.47)	(0.27)	(0.74)	9.50	(14.96)
Class B shares
2012	11.32	0.27	0.68	0.95	(0.25)	(0.02)	(0.27)	12.00	8.43
2011	11.31	0.31	–	0.31	(0.30)	–	(0.30)	11.32	2.74
2010	10.43	0.30	0.90	1.20	(0.32)	–	(0.32)	11.31	11.69
2009	9.48	0.34	1.18	1.52	(0.33)	(0.24)	(0.57)	10.43	16.85
2008	11.91	0.38	(2.16)	(1.78)	(0.38)	(0.27)	(0.65)	9.48	(15.71)
Class C shares
2012	11.23	0.27	0.68	0.95	(0.26)	(0.02)	(0.28)	11.90	8.56
2011	11.23	0.31	–	0.31	(0.31)	–	(0.31)	11.23	2.80
2010	10.36	0.30	0.90	1.20	(0.33)	–	(0.33)	11.23	11.81
2009	9.43	0.34	1.17	1.51	(0.34)	(0.24)	(0.58)	10.36	16.87
2008	11.85	0.37	(2.14)	(1.77)	(0.38)	(0.27)	(0.65)	9.43	(15.69)

See accompanying notes.

82

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,174,694	0 .72	%(c)	1.32%	13.1%
1,124,629	0.71	(c)	1.42	31.9
1,178,547	0.72	(c)	1.37	15.4
1,103,246	0.77	(c)	2.15	4.2
1,204,478	0.68	(c)	2.90	32.4

132,576	1.55 (c)	,(d)	0.63	13.1
210,707	1.51 (c)	,(d)	0.70	31.9
317,492	1.52	(c)	0.64	15.4
414,345	1.55	(c)	1.43	4.2
545,926	1.44	(c)	2.26	32.4

443,838	1.47	(c)	0.59	13.1
447,955	1.46	(c)	0.68	31.9
493,019	1.48	(c)	0.64	15.4
509,044	1.52	(c)	1.42	4.2
590,888	1.43	(c)	2.16	32.4

612,795	0.69	(c)	3.08	5.5
521,730	0.69	(c)	3.48	19.6
461,662	0.70	(c)	3.56	9.5
390,778	0.74	(c)	4.34	11.4
349,745	0.67	(c)	4.09	35.1

39,066	1.53 (c)	,(d)	2.31	5.5
63,476	1.52 (c)	,(d)	2.71	19.6
105,145	1.51	(c)	2.80	9.5
143,196	1.52	(c)	3.61	11.4
175,763	1.44	(c)	3.39	35.1

224,627	1.44	(c)	2.33	5.5
188,596	1.44	(c)	2.74	19.6
193,584	1.45	(c)	2.81	9.5
171,350	1.47	(c)	3.59	11.4
139,041	1.42	(c)	3.35	35.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

83

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
2012	$14 .61	$0 .12	$1.52	$1.64	($0.12)	$–	($0 .12)	$16.13	11.31%
2011	14.18	0.12	0.44	0.56	(0.13)	–	(0.13)	14.61	3.96
2010	12.14	0.12	2.07	2.19	(0.15)	–	(0.15)	14.18	18.15
2009	12.26	0.18	0.93	1.11	(0.07)	(1.16)	(1.23)	12.14	10.98
2008	21.28	0.44	(7.84)	(7.40)	(0.47)	(1.15)	(1.62)	12.26	(37.46)
Class B shares
2012	13.66	0.01	1.41	1.42	–	–	–	15.08	10.40
2011	13.25	0.01	0.41	0.42	(0.01)	–	(0.01)	13.66	3.14
2010	11.35	0.03	1.92	1.95	(0.05)	–	(0.05)	13.25	17.25
2009	11.55	0.10	0.86	0.96	–	(1.16)	(1.16)	11.35	10.12
2008	20.15	0.33	(7.45)	(7.12)	(0.33)	(1.15)	(1.48)	11.55	(37.94)
Class C shares
2012	13.67	0.01	1.42	1.43	(0.01)	–	(0.01)	15.09	10.47
2011	13.27	0.01	0.42	0.43	(0.03)	–	(0.03)	13.67	3.26
2010	11.39	0.03	1.92	1.95	(0.07)	–	(0.07)	13.27	17.14
2009	11.57	0.10	0.88	0.98	–	(1.16)	(1.16)	11.39	10.30
2008	20.19	0.30	(7.43)	(7.13)	(0.34)	(1.15)	(1.49)	11.57	(37.96)

See accompanying notes.

84

FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$767,482	0.76	%(c)	0.78%	13.6%
726,580	0.75	(c)	0.77	37.7
754,854	0.77	(c)	0.94	15.6
705,912	0.82	(c)	1.71	3.7
729,591	0.72	(c)	2.58	32.5

97,162	1.60 (c)	,(d)	0.10	13.6
150,302	1.54 (c)	,(d)	0.07	37.7
216,781	1.56	(c)	0.23	15.6
272,702	1.60	(c)	1.01	3.7
343,364	1.47	(c)	2.04	32.5

273,694	1.51	(c)	0.06	13.6
274,978	1.49	(c)	0.05	37.7
301,333	1.52	(c)	0.21	15.6
304,256	1.57	(c)	0.98	3.7
344,700	1.46	(c)	1.88	32.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio, (11 of the portfolios constituting Principal Funds, Inc. (collectively, the “Funds”)), as of October 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 20, 2012

86

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2012 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2012	2012	2012(a)	May 1, 2012	2012	2012(a)	Ratio
Principal LifeTime 2010 Fund
Class A	$1,000.00	$1,024.39	$2.09	$1,000.00	$1,023.08	$2.08	0.41%

Principal LifeTime 2020 Fund
Class A	1,000.00	1,018.50	2.08	1,000.00	1,023.08	2.08	0.41
Class B	1,000.00	1,014.42	5.87	1,000.00	1,019.30	5.89	1.16

Principal LifeTime 2030 Fund
Class A	1,000.00	1,014.67	2.08	1,000.00	1,023.08	2.08	0.41
Class B	1,000.00	1,011.33	5.86	1,000.00	1,019.30	5.89	1.16

Principal LifeTime 2040 Fund
Class A	1,000.00	1,012.22	2.07	1,000.00	1,023.08	2.08	0.41
Class B	1,000.00	1,008.99	5.86	1,000.00	1,019.30	5.89	1.16

Principal LifeTime 2050 Fund
Class A	1,000.00	1,012.54	2.07	1,000.00	1,023.08	2.08	0.41
Class B	1,000.00	1,008.40	5.86	1,000.00	1,019.30	5.89	1.16

Principal LifeTime Strategic Income
Fund
Class A	1,000.00	1,030.20	2.09	1,000.00	1,023.08	2.08	0.41
Class B	1,000.00	1,025.89	5.91	1,000.00	1,019.30	5.89	1.16

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2012 (unaudited)

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
		Ending	During Period		Ending	During Period
	Beginning	Account Value	May 1, 2012 to	Beginning	Account Value	May 1, 2012 to	Annualized
	Account Value	October 31,	October 31,	Account Value	October 31,	October 31,	Expense
	May 1, 2012	2012	2012 (a)	May 1, 2012	2012	2012 (a)	Ratio
SAM Balanced Portfolio
Class A	$1,000.00	$1,019.83	$3.55	$1,000.00	$1,021.62	$3.56	0.70%
Class B	1,000.00	1,015.17	7.65	1,000.00	1,017.55	7.66	1.51
Class C	1,000.00	1,015.57	7.30	1,000.00	1,017.90	7.30	1.44

SAM Conservative Balanced Portfolio
Class A	1,000.00	1,026.66	3.57	1,000.00	1,021.62	3.56	0.70
Class B	1,000.00	1,021.88	7.78	1,000.00	1,017.44	7.76	1.53
Class C	1,000.00	1,022.20	7.32	1,000.00	1,017.90	7.30	1.44

SAM Conservative Growth Portfolio
Class A	1,000.00	1,013.76	3.59	1,000.00	1,021.57	3.61	0.71
Class B	1,000.00	1,009.97	7.63	1,000.00	1,017.55	7.66	1.51
Class C	1,000.00	1,010.14	7.33	1,000.00	1,017.85	7.35	1.45

SAM Flexible Income Portfolio
Class A	1,000.00	1,032.62	3.53	1,000.00	1,021.67	3.51	0.69
Class B	1,000.00	1,029.15	7.55	1,000.00	1,017.70	7.51	1.48
Class C	1,000.00	1,029.00	7.29	1,000.00	1,017.95	7.25	1.43

SAM Strategic Growth Portfolio
Class A	1,000.00	1,005.61	3.83	1,000.00	1,021.32	3.86	0.76
Class B	1,000.00	1,001.99	7.90	1,000.00	1,017.24	7.96	1.57
Class C	1,000.00	1,001.99	7.55	1,000.00	1,017.60	7.61	1.50

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

88

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Elizabeth Ballantine	Principal, EBA Associates	99	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	99	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	99	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	99	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	99	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Audit Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	99	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	99	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	99	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	99	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

89

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Barbara A. Lukavsky	President and CEO, Barbican	99	None
Director since 1987	Enterprises, Inc.
Member, Operations Committee
1940

Daniel Pavelich	Retired.	99	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Michael J. Beer	Executive Vice President and Chief	99	None
Director, Executive Vice President	Operating Officer, Principal
Member, Executive Committee	Management Corporation, (the
1961	“Manager”); Executive Vice
President, Principal Funds Distributor,
Inc. (“PFD”); President, Princor,
Principal Shareholder Services
(“PSS”) since 2007; Director, the
Manager since 2008, Princor, and PSS
since 2007. Vice President – Mutual
Funds and Broker Dealer, Principal
Life Insurance Company (“PLIC”).

Nora M. Everett	President and Director, the Manager	99	None
Director, President, CEO, and	since 2008; Director, PFD since 2008,
Chairman	Princor since 2008, PSS since 2008,
Member, Executive Committee	Edge since 2008, and Principal
1959	International Holding Company, LLC
since 2006; CEO, Princor since 2009;
Senior Vice President/Retirement &
Investor Services, PLIC since 2008;
Director, Principal Asset Management
Co. (Asia) Limited since 2008;
Chairman, Principal Financial
Advisors, Inc. since 2010; Director,
Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

90

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

91

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated February 29, 2012, and the Statement of Additional Information dated February 29, 2012. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

92

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Post Advisory Group LLC (“Post”) for the Global Diversified Income Fund; and (3) a Subadvisory Agreement with DDJ Capital Management, LLC (“DDJ Capital”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 11, 2012 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-three (63) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

93

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the fee waivers for two Funds and the additional breakpoints in the fee schedule for one Fund suggested by the Manager.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

94

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2011. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the Principal LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

DDJ Capital and Post Subadvisory Agreements

At its September 11, 2012 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and DDJ Capital for the Global Diversified Income Fund (the “Fund”) and a subadvisory agreement between the Manager and Post for the Fund.

95

Nature, Quality and Extent of Service

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical (i) one-year, three-year, five-year and ten-year performance as of June 30, 2012 of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; (ii) year-by-year returns for the past ten calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; and (iii) year-by-year yield profiles for the past seven calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index. The Board also reviewed the anticipated asset allocation to DDJ Capital, Post and the current subadvisor to the Fund’s high yield debt segment, and the projected impact DDJ Capital’s and Post’s performance would have had on the returns for the Fund’s high yield debt segment for the past two calendar years and the one-year period ended June 30, 2012. The Board concluded, based on this information, that the historical investment performance record of each Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fees, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under each Sub-advisory Agreement. The Board noted that the sub-advisory fee schedule for DDJ Capital includes one breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. The Board noted that, although the sub-advisory fee schedule for Post does not include breakpoints, the sub-advisory fee schedule is appropriate. In addition, in evaluating the sub-advisory fees and the factor of profitability, the Board considered that the sub-advisory fee rate for DDJ Capital was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by each of the Subadvisors when evaluating the sub-advisory fees. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-advisory Agreement are fair and reasonable and that approval of each Sub-advisory Agreement is in the best interests of the Fund.

96

FEDERAL INCOME TAX INFORMATION

PRINCIPAL FUNDS, INC.

October 31, 2012 (unaudited )

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2012. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2012, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	15%
Principal LifeTime 2020 Fund	20%
Principal LifeTime 2030 Fund	22%
Principal LifeTime 2040 Fund	28%
Principal LifeTime 2050 Fund	30%
Principal LifeTime Strategic Income Fund	7%
SAM Balanced Portfolio	39%
SAM Conservative Balanced Portfolio	20%
SAM Conservative Growth Portfolio	81%
SAM Flexible Income Portfolio	13%
SAM Strategic Growth Portfolio	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2012, taxed at a maximum rate of 15% is as follows:

Percentage
Principal LifeTime 2010 Fund	26%
Principal LifeTime 2020 Fund	37%
Principal LifeTime 2030 Fund	43%
Principal LifeTime 2040 Fund	54%
Principal LifeTime 2050 Fund	63%
Principal LifeTime Strategic Income Fund	12%
SAM Balanced Portfolio	56%
SAM Conservative Balanced Portfolio	28%
SAM Conservative Growth Portfolio	100%
SAM Flexible Income Portfolio	19%
SAM Strategic Growth Portfolio	100%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

97

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV457-05 | 12/2012 | #t12102301py
©2012 Principal Financial Services, Inc.

Class J Shares

Principal Funds Money Market Fund

Annual Report

October 31, 2012

Letter from the President	1
Money Market Fund	2
Financial Statements	4
Notes to Financial Statements	7
Schedules of Investments	11
Financial Highlights (Includes performance information)	16
Report of Independent Registered Public Accounting Firm	18
Shareholder Expense Example	19
Supplemental Information	20

GLOBAL INVESTMENT MANAGEMENT ‡ASSET ALLOCATION E;PERTISE ‡RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

2012 began with an ongoing rally in equity markets amid moderately positive economic results and optimism over constructive resolutions in Europe that had lessened investor worries. By April, however, the rally had waned and equity markets became more volatile — driven largely by worsening European debt problems, slowed growth in China and strained economic momentum in the U.S.1 Volatility continued into the summer as these ongoing concerns weighed on investors’ minds.

However, global equity markets rebounded strongly during the third quarter of 2012. The markets' positive tone was in part directly related to Central Bank policy initiatives in both the U.S. and Europe. In mid-September, the U.S. Federal Reserve announced its latest round of quantitative easing (QE3) and plans to purchase more agency mortgage-backed securities in a continued effort to keep long-term interest rates down. Also in September, Mario Draghi, head of the European Central Bank, unveiled a bond-buying plan aimed at providing liquidity to troubled Eurozone2 nations. These ongoing efforts helped spur both U.S. and international equity markets to deliver positive year-to-date results through October 31, 2012.3

We encourage you to maintain a broadly diversified investment portfolio — allocated both across and within asset classes.4 The allocation should align with your time horizon for each of your financial goals as well as your tolerance for investment risk. We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance to potentially reduce your risk of loss — or of missed opportunities — as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future — whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our target risk or target date asset allocation funds (which are already broadly diversified). Our history shows our commitment to asset allocation investing — Principal Funds is the fifth-largest provider of lifecycle funds in the industry (target risk and target date funds combined), with one of the longest track records.5

For investors nearing or in retirement, we strive to provide mutual funds that will help support your retirement income needs over time. To this end, we offer several mutual funds structured to complement traditional portfolios by combating three key retirement risks: longevity (the risk of outliving your savings), inflation and market volatility. For more information, ask your financial professional about our Principal Portfolio Construction StrategiesSM.

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

About our target date funds

Our target date funds invest in underlying Principal Funds and each is managed toward a particular target (retirement) date, or the approximate date the participant or investor starts withdrawing money. As each of our target date funds approaches its target date, the investment mix becomes more conservative by increasing exposure to generally more conservative investment options and reducing exposure to typically more aggressive investment options. The asset allocation for each target date fund is regularly readjusted within a timeframe that extends 10-15 years beyond the target date, at which point it reaches its most conservative allocation. Our target date funds assume the value of the investor’s account will be withdrawn gradually during retirement. Neither the principal nor the underlying assets of our target date funds is guaranteed at any time, including the target date. Investment risk remains at all times.

1 On the Other Hand: Economic Insights, April 2012, by Bob Baur and the Principal Global Investors Economic Committee

2 The Eurozone is a geographic and economic region consisting of all European Union countries that have adopted the euro as their national currency.

3 Broad U.S. market: Russell 3000 Index; international developed markets: MSCI EAFE Index; international emerging markets: MSCI Emerging Markets Index

4 Asset allocation/diversification does not guarantee a profit or protect against a loss. Past performance is no guarantee of future results.

5 Source: FRC Quarterly LifeCycle Report, June 30, 2012

1

Money Market Fund

Portfolio Managers:

Tracy Reeg
Alice Robertson
Principal Global Investors, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

The portfolio's core holding of variable rate demand notes* (VRDNs) continued to contribute positively to performance. (VRDNs tend to have higher yields than other investments that mature within seven days.) Repurchase agreements (which are used to meet the one-day liquidity requirement) helped performance as their rates were above the rates of other overnight investments. Securities issued by European banks continued to be a lower percentage of the portfolio's net asset value relative to peers, which detracted from performance as European banks had higher yields during the 12-month period than other alternatives did. Also, the portfolio's weighted average-days-to-maturity generally was shorter than that of its peer group throughout the year, which had a negative impact on performance (the portfolio remained cautious in terms of extending maturities in credit during the period's market environment).

* Variable rate demand notes are debt instruments representing borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate.

2

Money Market Fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A contingent deferred sales charge may apply as follows: Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The 7-day simple yield more closely reflects current fund earnings than the total return data.

Average Annual Total Returns* as of October 31, 2012
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.00%	0.59%	1.31%
	Including Sales Charge	-1.00%	0.59%	1.31%

Total Investment Expense** as shown in the 2/29/12 prospectus
		Gross/Net Expense Ratio
Class J Shares			0.80%

Yields*** as of October 31, 2012
	7-Day Simple Yield		7-Day Effective Yield
Class J Shares	0.00%		0.00%

Yields** as of 9/30/12:
Class J Shares: 0.00% (7-day simple yield); 0.00% (7-day effective yield)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

*** The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investment is reinvested and compounded.

3

STATEMENT OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS,INC.

	October 31, 2012

		Money Market
Amounts in thousands, except per share amounts		Fund
Investment in securities--at cost		$1,128,834
Assets
Investment in securities--at value		$1,128,834
Cash		212
Receivables:
Dividends and interest		101
Expense reimbursement from Manager		327
Expense reimbursement from Distributor		17
Fund shares sold		4,345
Other assets		26
Total Assets		1,133,862
Liabilities
Accrued management and investment advisory fees		377
Accrued distribution fees		85
Accrued transfer agent fees		386
Accrued directors' expenses		2
Accrued other expenses		57
Payables:
Fund shares redeemed		9,174
Total Liabilities		10,081
Net Assets Applicable to Outstanding Shares		$1,123,781
Net Assets Consist of:
Capital Shares and additional paid-in-capital		$1,165,391
Accumulated undistributed (overdistributed) net realized gain (loss)		(41,610)
Total Net Assets		$1,123,781
Capital Stock (par value: $.01 a share):
Shares authorized		8,400,000
Net Asset Value Per Share:
Class A: Net Assets		$458,037
Shares Issued and Outstanding		458,098
Net Asset Value per share		$1.00
Maximum Offering Price		$1.00
Class B: Net Assets		$12,264
Shares Issued and Outstanding		12,266
Net Asset Value per share		$1.00	(a)
Class C: Net Assets		$17,320
Shares Issued and Outstanding		17,323
Net Asset Value per share		$1.00	(a)
Class J: Net Assets		$282,576
Shares Issued and Outstanding		282,614
Net Asset Value per share		$1.00	(a)
Institutional: Net Assets		$353,584
Shares Issued and Outstanding		353,631
Net Asset Value per share		$1.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

4

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2012

Amounts in thousands	Money Market Fund(a)
Net Investment Income (Loss)
Income:
Interest	$3,486
Total Income	3,486
Expenses:
Management and investment advisory fees	4,804
Distribution fees - Class B	171
Distribution fees - Class C	206
Distribution fees - Class J	741
Distribution fees - R-1	12
Distribution fees - R-2	24
Distribution fees - R-3	45
Distribution fees - R-4	9
Administrative service fees - R-1	9
Administrative service fees - R-2	16
Administrative service fees - R-3	13
Administrative service fees - R-4	3
Administrative service fees - R-5	3
Registration fees - Class A	40
Registration fees - Class B	12
Registration fees - Class C	18
Registration fees - Class J	27
Registration fees - Institutional	70
Service fees - R-1	8
Service fees - R-2	20
Service fees - R-3	46
Service fees - R-4	23
Service fees - R-5	85
Shareholder meeting expense - Class A	78
Shareholder meeting expense - Class B	3
Shareholder meeting expense - Class C	2
Shareholder meeting expense - Class J	32
Shareholder meeting expense - Institutional	1
Shareholder reports - Class A	51
Shareholder reports - Class B	4
Shareholder reports - Class C	2
Shareholder reports - Class J	134
Shareholder reports - Institutional	12
Transfer agent fees - Class A	727
Transfer agent fees - Class B	40
Transfer agent fees - Class C	35
Transfer agent fees - Class J	456
Transfer agent fees - Institutional	13
Custodian fees	7
Directors' expenses	36
Professional fees	19
Other expenses	25
Total Gross Expenses	8,082
Less: Reimbursement from Manager - Class A	1,458
Less: Reimbursement from Manager - Class B	207
Less: Reimbursement from Manager - Class C	81
Less: Reimbursement from Manager - Class J	1,730
Less: Reimbursement from Manager - Institutional	472
Less: Reimbursement from Manager - R-1	22
Less: Reimbursement from Manager - R-2	44
Less: Reimbursement from Manager - R-3	79
Less: Reimbursement from Manager - R-4	36
Less: Reimbursement from Manager - R-5	127
Less: Reimbursement from Distributor - Class B	43
Less: Reimbursement from Distributor - Class C	206
Less: Reimbursement from Distributor - R-1	12
Less: Reimbursement from Distributor - R-2	24
Less: Reimbursement from Distributor - R-3	46
Less: Reimbursement from Distributor - R-4	9
Total Net Expenses	3,486
Net Investment Income (Loss)	–

Net Realized and Unrealized Gain on Investments
Net realized gain from:
Investment transactions	4
Net Realized and Unrealized Gain on Investments	4
Net Increase in Net Assets Resulting from Operations	$4

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

5

				STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Money Market Fund
										Year Ended		Year Ended
										October 31, 2012		October 31, 2011
Operations
Net investment income (loss)										$	–	$–
Net realized gain on investments											4	4
Change in unrealized appreciation/depreciation of investments											–	–
				Net Increase in Net Assets Resulting from Operations							4	4

Capital Share Transactions
Net increase (decrease) in capital share transactions											(214,857)	14,549
						Total increase (decrease) in net assets					(214,853)	14,553

Net Assets
Beginning of period											1,338,634	1,324,081
End of period (including undistributed net investment income as set forth below)											$1,123,781	$1,338,634
Undistributed (overdistributed) net investment income (loss)										$	–	$–

	Class A		Class B	Class C	Class J	Institutional		R-1 (a)	R-2 (a)	R-3 (a)	R-4 (a)	R-5 (a)
Capital Share Transactions:
Year Ended October 31, 2012
Dollars:
Sold	$442,667		$3,747	$11,727	$128,717	$320,222		$1,197	$1,003	$6,140	$3,954	$11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	$(58,193)		$(10,801)	$(10,236)	$(34,337)	$90,530		$(8,698)	$(21,198)	$(46,982)	$(24,170)	$(90,772)
Shares:
Sold	442,667		3,747	11,727	128,717	320,222		1,197	1,003	6,140	3,954	11,723
Redeemed	(500,860)		(14,548)	(21,963)	(163,054)	(229,692)		(9,895)	(22,201)	(53,122)	(28,124)	(102,495)
Net Increase (Decrease)	(58,193)		(10,801)	(10,236)	(34,337)	90,530		(8,698)	(21,198)	(46,982)	(24,170)	(90,772)
Year Ended October 31, 2011
Dollars:
Sold	$570,848		$10,967	$30,190	$194,727	$200,053		$3,245	$5,608	$25,655	$13,578	$54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	$10,978		$(13,006)	$6,919	$6,664	$60,995		$(1,121)	$(4,510)	$(9,250)	$1,293	$ (44,413)
Shares:
Sold	570,848		10,967	30,190	194,727	200,053		3,245	5,608	25,655	13,578	54,955
Redeemed	(559,870)		(23,973)	(23,271)	(188,063)	(139,058)		(4,366)	(10,118)	(34,905)	(12,285)	(99,368)
Net Increase (Decrease)	10,978		(13,006)	6,919	6,664	60,995		(1,121)	(4,510)	(9,250)	1,293	(44,413)

Distributions:
Year Ended October 31, 2012
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
Year Ended October 31, 2011
From net investment
income	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–
From net realized gain on
investments	–		–	–	–	–		–	–	–	–	–
Total Dividends and
Distributions	$–	$	– $	–	$–	$–	$	– $	– $	–	$–	$–

(a)	Class R-1, R-2, R-3, R-4 and R-5 shares discontinued operations on March 6, 2012.

See accompanying notes.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

1. Organization

Principal Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements for Money Market Fund are presented herein. Money Market Fund offers four classes of shares: Class A, Class C, Class J and Institutional. Class B shares of Money Market Fund are no longer available for purchase. Information presented in these financial statements pertains to the Class J shares. Certain detailed information for the other classes of shares is provided separately.

Effective March 6, 2012, Money Market Fund discontinued the operations of Classes R-1, R-2, R-3, R-4 & R-5 and remitted the redemption proceeds to the respective shareholders.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund values its securities, other than holdings of other publicly traded investment funds, at amortized cost, which approximates market, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publically traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

Expenses. Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by Principal Management Corporation (the “Manager”).

The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2012, are included separately in the statement of operations.

Distributions to Shareholders. The Fund declares all net investment income and any net realized gains from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2012, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2009-2012. No examinations are in progress or anticipated at this time.

7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

2. Significant Accounting Policies (Continued)

Recent Accounting Pronouncements. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-11 Disclosures about Offsetting Assets and Liabilities to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the statement of assets and liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Subsequent Events. Management has evaluated events or transactions that may have occurred since October 31, 2012, that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

3. Operating Policies

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Line of Credit. The Fund participates with other registered investment companies managed by Principal Management Corporation in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Fund did not borrow against the line of credit during the year ended October 31, 2012.

Repurchase Agreements. The Fund may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Fund’s policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Fund could experience delays in the realization of the collateral.

4. Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

”Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

”Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

”Level 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

4. Fair Valuation (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for transfers between levels of each Fund’s assets and liabilities. As of October 31, 2012, there were no transfers between Level 1 and Level 2.

As of October 31, 2012, 100% of the Fund’s investments were valued based on Level 2 inputs, with the exception of publically traded investment funds, which are based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of the Fund, which is an affiliate of the Manager. The annual rates used in this calculation for the Fund are as follows:

Net Assets of Fund (in millions)

First	Next	Next	Next	Next $1	Over $3
$500	$500	$500	$500	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%

Class A, Class B, Class C, Class J and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

The Manager has contractually agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Class B and Class C shares is 1.55% and 1.79%, respectively. The expense limits will expire on February 28, 2013.

The Manager has voluntarily agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Institutional Class shares is .43% and may be terminated at any time. In addition, the Manager has voluntarily agreed to limit the Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Distribution Fees. The Class B, Class C and Class J shares of the Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Fund, a portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are 1.00%, 1.00% and .25% for Class B, Class C and Class J shares, respectively.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS,INC.
October 31, 2012

5. Management Agreement and Transactions with Affiliates (Continued)

Principal Funds Distributor, Inc. has voluntarily agreed to limit the Fund’s distribution fees attributable to certain share classes of the Fund. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .75% for Class B and 0% for Class C shares. The limit may be terminated at any time.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2012, were $2,000, $23,000, $7,000, and $117,000 for Class A, Class B, Class C, and Class J shares, respectively.

Affiliated Ownership. At October 31, 3012, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned 132,000 and 24,540,000 shares of Class A and Institutional shares, respectively.

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2012 (amounts in thousands).

	Shares	Dollars
Money Market Fund	3,320	$3,320

7. Federal Tax Information

Distributions to Shareholders. Money Market Fund did not make any distributions for the years ended October 31, 2012 and October 31, 2011.

Capital Loss Carryforward. Capital loss carryforwards are losses that can be used to offset future capital gains although it is unlikely the Fund will recognize future capital gains. As of October 31, 2012 the Fund had approximate net capital loss carryforwards as follows (amounts in thousands):
		Net Capital Loss Carryforward Expiring In:
									Annual
	2014	2015	2016	2017		2018	2019	Total	Limitations*
Money Market Fund	$24	$3,000	$35,617	$2,969	$	— $	—	$41,610	$5,612

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of Money Market Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2012, Money Market Fund utilized capital loss carryforwards of $4,000.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2012, the Fund does not plan to defer any late-year losses.

Reclassification of Capital Accounts. Money Market Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the fund. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, no reclassifications were recorded.

10

Schedule of Investments Money Market Fund October 31, 2012

INVESTMENT COMPANIES - 4.38%	Shares Held		Value (000	's)		Principal

Publicly Traded Investment Fund - 4.38%					BONDS (continued)	Amount (000's)		Value (000	's)
BlackRock Liquidity Funds TempFund	21,160,000		$21,160		Insurance - 1.42%
Portfolio					New York Life Global
DWS Money Market Series	2,010,000		2,010		0.45%, 7/26/2013(a),(c)	$16,000		$16,000
STIT - Liquid Assets Portfolio	26,100,000		26,100

			$49,270		Other Asset Backed Securities - 2.03%
TOTAL INVESTMENT COMPANIES			$49,270		CIT Equipment Collateral
	Principal				0.44%, 4/22/2013(a),(b)	2,547		2,546
BONDS- 14.87%	Amount (000's)	Value	(000	's)	CNH Equipment Trust
Automobile Asset Backed Securities - 5.63%					0.38%, 7/12/2013	4,071		4,071
Ally Auto Receivables Trust 2012-3					GE Equipment Midticket LLC
0.34%, 6/17/2013(a)	$2,744		$2,744		0.23%, 8/22/2013	4,815		4,815
Ally Auto Receivables Trust 2012-SN1					GE Equipment Transportation LLC
0.25%, 9/20/2013(a)	4,270		4,270		0.26%, 10/24/2013(a)	6,300		6,300
AmeriCredit Automobile Receivables Trust					GE Equipment Transportation LLC Series
0.30%, 9/9/2013(a)	5,356		5,356		2012-1
CarMax Auto Owner Trust					0.39%, 3/22/2013(a)	679		679
0.23%, 10/15/2013(a)	6,000		6,000		John Deere Owner Trust
Enterprise Fleet Financing LLC					0.38%, 3/15/2013(a)	668		668
0.33%, 9/20/2013(a),(b)	5,299		5,299		Macquarie Equipment Funding Trust
Honda Auto Receivables Owner Trust					0.29%, 10/21/2013(a),(b)	2,500		2,500
0.41%, 3/15/2013(a)	794		795		Volvo Financial Equipment LLC
Hyundai Auto Lease Securitization Trust 2012-					0.35%, 3/15/2013(a),(b)	1,228		1,228
A								$22,807
0.38%, 6/17/2013(b)	2,699		2,699
					Retail - 0.41%
Hyundai Auto Receivables Trust					Target Corp
0.29%, 7/15/2013(a)	2,843		2,844
					0.38%, 1/11/2013(a)	4,600		4,600
Mercedes-Benz Auto Lease Trust 2012-A
0.34%, 4/15/2013(a)	62		62
Mercedes-Benz Auto Receivables Trust					TOTAL BONDS			$167,052

0.23%, 9/16/2013 (a)	6,177		6,177			Principal
Navistar Financial 2012-A Owner Trust					MUNICIPAL BONDS - 8.22%	Amount (000's)	Value	(000	's)
0.43%, 7/18/2013(a),(b)	3,712		3,712		California - 2.68%
Nissan Auto Lease Trust					California Statewide Communities
0.25%, 10/15/2013(a)	5,000		5,000		Development Authority FANNIE MAE
Nissan Auto Receivables Owner Trust					0.18%, 11/7/2012	$100		$100
0.26%, 8/15/2013	4,032		4,032		Kern Water Bank Authority WELLS FARGO
Santander Drive Auto Receivables Trust 2012-					0.21%, 11/7/2012	5,120		5,120
4					San Jose Redevelopment Agency JP
0.43%, 7/15/2013	2,286		2,286		MORGAN CHASE & CO
Volkswagen Auto Loan Enhanced Trust					0.18%, 11/7/2012	24,810		24,810
0.23%, 10/21/2013(a)	7,799		7,799					$30,030
Wheels SPV LLC
0.50%, 5/20/2013(a),(b)	1,713		1,713		Colorado - 0.66%
World Omni Automobile Lease Securitization					City of Colorado Springs CO Utilities System
Trust					Revenue BANK OF AMERICA
0.33%, 6/17/2013(a)	2,437		2,437		0.21%, 11/7/2012	6,100		6,100
			$63,225		County of Kit Carson CO WELLS FARGO
					0.23%, 11/7/2012	1,390		1,390
Banks- 2.07%								$7,490
JP Morgan Chase Bank NA
0.33%, 11/21/2013(a)	8,000		8,000		Connecticut - 0.61%
0.47%, 7/9/2013(a)	8,000		8,000		Connecticut Housing Finance
Wells Fargo Bank NA					Authority FEDERAL HOME LOAN BANK
0.44%, 11/22/2013(a)	7,200		7,200		0.19%, 11/7/2012	6,875		6,875
			$23,200

Diversified Financial Services - 2.35%					Georgia - 0.17%
Corporate Finance Managers Inc					Savannah College of Art & Design Inc BANK
0.21%, 11/7/2012	11,400		11,400		OF AMERICA
MetLife Inc					0.23%, 11/7/2012	1,900		1,900
0.63%, 8/16/2013(a),(c)	15,000		15,000
			$26,400		Illinois - 1.29%
					Memorial Health System/IL JP MORGAN
Healthcare - Services - 0.96%					CHASE & CO
Portland Clinic LLP/The					0.23%, 11/7/2012	14,495		14,495
0.22%, 11/7/2012	10,820		10,820

See accompanying notes

11

Schedule of Investments
Money Market Fund
October 31, 2012

	Principal					Principal
MUNICIPAL BONDS (continued)	Amount (000's)		Value (000	's)	COMMERCIAL PAPER - 62.67%	Amount (000's)	Value (000	's)

Indiana - 0.28%					Automobile Manufacturers - 0.66%
Ball State University Foundation Inc US					Toyota Financial Services de Puerto Rico
BANK					Inc TOYOTA FINANCIAL SERVICES
0.30%, 11/1/2012	$3,150		$3,150		0.19%, 1/16/2013	$7,400	$7,397

Maryland - 0.41%					Banks- 21.45%
City of Baltimore MD STATE STREET					Bank of Nova Scotia/New York
BANK & TRUST					0.18%, 12/28/2012	7,000	6,998
0.17%, 11/7/2012	4,600		4,600		Bank of Tokyo-Mitsubishi UFJ Ltd/New York
					NY
					0.31%, 12/7/2012	7,000	6,998
Minnesota - 0.49%					Commonwealth Bank of Australia
City of St Paul MN US BANK					0.31%, 2/11/2013(b),(d)	8,000	7,993
0.21%, 11/7/2012	2,200		2,200		0.32%, 2/13/2013(b),(d)	7,000	6,994
Minnesota Housing Finance Agency STATE
STREET BANK & TRUST					Credit Suisse/New York NY
0.21%, 11/7/2012	3,305		3,305		0.21%, 12/17/2012	6,000	5,998
					0.24%, 12/5/2012	7,000	6,998
			$5,505		DNB Bank ASA
New Mexico - 0.34%					0.17%, 11/21/2012(b),(d)	5,400	5,400
City of Las Cruces NM WELLS FARGO					HSBC USA Inc
0.21%, 11/7/2012	3,800		3,800		0.24%, 1/10/2013	7,000	6,997
					0.25%, 12/20/2012	6,500	6,498
					0.25%, 1/28/2013	6,500	6,496
New York - 0.47%					Manhattan Asset Funding Co LLC
Housing Development					0.20%, 11/8/2012(b)	7,100	7,100
Corp/NY LANDESBANK HESSEN					0.20%, 11/28/2012(b)	6,500	6,499
THUERINGEN					0.21%, 11/16/2012(b)	6,200	6,199
0.23%, 11/7/2012	5,300		5,300		0.23%, 12/13/2012(b)	7,000	6,998
					Mitsubishi UFJ Trust & Banking Corp/NY
Oklahoma - 0.39%					0.33%, 11/27/2012(b)	7,000	6,998
Oklahoma University Hospital BANK OF					0.33%, 12/3/2012(b)	8,000	7,998
AMERICA					Mizuho Funding LLC MIZUHO CORP
0.28%, 11/7/2012	4,400		4,400		BANK
					0.25%, 1/15/2013(b)	7,000	6,996
					0.31%, 12/14/2012(b)	6,800	6,797
Rhode Island - 0.33%					0.33%, 11/6/2012(b)	7,000	7,000
Rhode Island Student Loan Authority STATE					National Australia Funding Delaware
STREET BANK & TRUST					Inc NATIONAL AUSTRALIA BANK
0.17%, 11/7/2012(a)	3,700		3,700
					0.33%, 11/13/2012(b)	8,000	7,999
					Oversea-Chinese Banking Corp Ltd
Washington - 0.10%					0.19%, 12/27/2012(d)	7,200	7,198
Washington State Housing Finance					0.22%, 11/2/2012(d)	7,800	7,800
Commission FANNIE MAE					0.22%, 11/20/2012(d)	8,000	7,999
0.18%, 11/7/2012	735		735		Skandinaviska Enskilda Banken AB
0.19%, 11/7/2012	345		345		0.28%, 12/12/2012(b),(d)	7,000	6,998
Washington State Housing Finance					0.29%, 12/17/2012(b),(d)	8,400	8,397
Commission US BANK					Societe Generale North America
0.28%, 11/7/2012	75		75		Inc SOCIETE GENERALE
			$1,155		0.25%, 11/8/2012	8,000	8,000
TOTAL MUNICIPAL BONDS			$92,400		Standard Chartered Bank/New York
					0.31%, 1/22/2013(b)	7,000	6,995
	Maturity				0.36%, 12/31/2012(b)	7,400	7,396
REPURCHASE AGREEMENTS - 9.79%	Amount (000's)	Value	(000	's)	0.38%, 11/9/2012(b)	8,000	7,999
Banks- 9.79%					Sumitomo Mitsui Banking Corp
Deutsche Bank Repurchase Agreement; 0.32%	$55,000		$55,000		0.19%, 12/19/2012(b),(d)	8,000	7,998
dated 10/31/2012 maturing 11/1/2012					0.23%, 1/29/2013(b),(d)	6,800	6,796
(collateralized by US Government Security;					0.27%, 12/24/2012(b),(d)	7,000	6,997
$56,100,000; 0.13%; dated 07/15/22)					Union Bank NA
Goldman Sachs Repurchase Agreement; 0.23%	55,000		55,000		0.25%, 11/19/2012	6,000	5,999
dated 10/31/2012 maturing 11/1/2012					Westpac Banking Corp
(collateralized by US Government Security;					0.33%, 11/14/2012(b),(d)	6,500	6,499
$56,100,000; 0.23% - 5.38%; dated							$241,025
04/17/13 - 02/24/14)
			$110,000		Beverages - 1.78%
TOTAL REPURCHASE AGREEMENTS			$110,000		Anheuser-Busch InBev Worldwide
					Inc ANHEUSER-BUSCH INBEV SA/NV
					ANHEUSER-BUSCH COMPANIES,
					INC., BRANDBREW S.A., COBREW
					NV/SA
					0.22%, 11/30/2012(b)	6,000	5,999

See accompanying notes

12

Schedule of Investments Money Market Fund October 31, 2012

	Principal				Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000	's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000	's)

Beverages (continued)				Diversified Financial Services (continued)
Anheuser-Busch InBev Worldwide				UOB Funding LLC UNITED OVERSEAS
Inc ANHEUSER-BUSCH INBEV SA/NV				BANK LTD
ANHEUSER-BUSCH COMPANIES,				0.18%, 1/23/2013	$2,025	$2,024
INC., BRANDBREW S.A., COBREW				0.26%, 1/24/2013	8,000	7,995
NV/SA (continued)				0.30%, 2/25/2013	8,000	7,992
0.22%, 12/6/2012(b)	$7,000	$6,998				$239,902
0.25%, 11/7/2012(b)	7,000	7,000
		$19,997		Electric - 4.76%
				GDF Suez
Commercial Services - 0.53%				0.22%, 11/1/2012(b)	7,025	7,025
Salvation Army/United States				0.22%, 11/5/2012(b)	7,000	7,000
0.18%, 12/10/2012	6,000	5,999		0.24%, 12/18/2012(b)	7,000	6,998
				0.24%, 1/2/2013(b)	5,500	5,498
				Oglethorpe Power Corp
Consumer Products - 1.86%				0.35%, 11/2/2012(b)	7,000	7,000
Reckitt Benckiser Treasury Services				0.35%, 11/21/2012(b)	7,000	6,998
PLC RECKITT BENCKISER GROUP				0.38%, 12/18/2012(b)	7,000	6,996
0.34%, 11/26/2012(b)	7,000	6,998
0.40%, 11/1/2012(b)	6,000	6,000		Southern Co Funding Corp
				0.20%, 11/5/2012(b)	6,000	6,000
0.50%, 12/3/2012(b)	7,900	7,897
		$20,895				$53,515

Diversified Financial Services - 21.35%				Insurance - 1.33%
				Prudential Funding LLC PRUDENTIAL

Alpine 0.18%, Securitization 11/16/2012 Corp (b)	7,000	6,999		FINANCIAL INC
0.18%, 11/20/2012(b)	6,000	5,999		0.19%, 11/19/2012	7,900	7,899
0.18%, 11/28/2012(b)	7,800	7,799		Prudential PLC
				0.35%, 12/7/2012(b)	7,000	6,998
0.20%, 12/5/2012(b)	6,000	5,999
BNP Paribas Finance Inc BNP PARIBAS						$14,897
0.24%, 12/21/2012	7,000	6,998		Miscellaneous Manufacturing - 0.62%
Bryant Park Funding LLC				Danaher Corp
0.18%, 11/15/2012(b)	7,000	7,000		0.16%, 11/5/2012(b)	7,000	7,000
0.18%, 11/21/2012(b)	2,000	2,000
0.18%, 11/26/2012(b)	8,000	7,999
Collateralized Commercial Paper Co LLC				Oil & Gas - 2.62%
0.27%, 11/29/2012	7,000	6,999		ConocoPhillips CONOCOPHILLIPS CO
				0.18%, 11/6/2012(b)	8,000	8,000
0.28%, 11/13/2012	6,000	5,999
Dealer Capital Access Trust LLC				Motiva Enterprises LLC
0.37%, 11/1/2012	7,000	7,000		0.18%, 11/9/2012	7,000	7,000
0.39%, 11/1/2012	8,000	8,000		0.19%, 11/2/2012	2,500	2,500
0.39%, 11/14/2012	8,000	7,999		0.19%, 11/7/2012	7,000	7,000
Fairway Finance LLC				Total Capital Canada Ltd TOTAL SA
				0.15%, 11/27/2012(b)	5,000	4,999
0.20%, 11/8/2012(b)	8,000	8,000
Gotham Funding Corp						$29,499
0.18%, 11/15/2012(b)	7,100	7,100		Pharmaceuticals - 0.71%
0.25%, 1/2/2013(b)	7,000	6,997		AstraZeneca PLC
0.27%, 12/4/2012(b)	7,000	6,998		0.16%, 12/27/2012	8,000	7,998
ING US Funding LLC ING BANK
0.22%, 1/11/2013	7,800	7,797
0.29%, 12/12/2012	8,000	7,997		Supranational Bank - 2.53%
Jupiter Securitization Co LLC				Corp Andina de Fomento
0.16%, 11/2/2012(b)	2,000	2,000		0.24%, 11/16/2012(b)	7,500	7,499
0.16%, 11/7/2012(b)	7,000	7,000		0.34%, 12/11/2012(b)	7,900	7,897
Liberty Street Funding LLC				0.36%, 11/8/2012(b)	6,000	6,000
0.17%, 11/19/2012(b)	7,000	6,999		0.37%, 11/15/2012(b)	7,000	6,999
0.20%, 11/6/2012(b)	8,000	8,000				$28,395
Market Street Funding LLC				Telecommunications - 2.47%
0.18%, 12/6/2012(b)	7,000	6,999
				Telstra Corp Ltd
0.18%, 12/13/2012(b)	5,100	5,099		0.20%, 12/4/2012(b)	7,800	7,799
0.21%, 11/14/2012(b)	8,000	7,999		0.20%, 12/17/2012(b)	7,000	6,998
0.22%, 11/13/2012(b)	8,000	7,999		0.20%, 12/18/2012(b)	6,000	5,998
Nieuw Amsterdam Receivables Corp				0.22%, 12/10/2012(b)	7,000	6,998
0.18%, 11/23/2012(b)	6,000	5,999
0.20%, 11/9/2012(b)	6,000	6,000				$27,793
0.20%, 12/6/2012(b)	7,900	7,898		TOTAL COMMERCIAL PAPER		$704,312
0.21%, 11/20/2012(b)	8,400	8,399
River Fuel Funding Co #3 BANK OF NOVA
SCOTIA
0.22%, 2/15/2013	3,826	3,824
Sheffield Receivables Corp
0.25%, 1/23/2013(b)	6,000	5,997

See accompanying notes

13

		Schedule of Investments
		Money Market Fund
		October 31, 2012

	Principal
CERTIFICATE OF DEPOSIT - 0.52%	Amount (000's)	Value(000	's)

Banks- 0.52%
Bank of Nova Scotia/Houston
0.52%, 11/8/2013(a),(d)	$5,800	$5,800

TOTAL CERTIFICATE OF DEPOSIT		$5,800
Total Investments		$1,128,834
Liabilities in Excess of Other Assets, Net - (0.45)%		$(5,053)
TOTAL NET ASSETS - 100.00%		$1,123,781

(a)	Variable Rate. Rate shown is in effect at October 31, 2012.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $513,613 or 45.70% of net assets.
(c)	Security is Illiquid
(d)	Security issued by foreign bank and denominated in USD.

Portfolio Summary (unaudited)

Sector	Percent
Financial	60 .28%
Insured	8.22%
Asset Backed Securities	7.66%
Consumer, Non-cyclical	5.84%
Utilities	4.76%
Exchange Traded Funds	4.38%
Energy	2.62%
Government	2.53%
Communications	2.47%
Consumer, Cyclical	1.07%
Industrial	0.62%
Liabilities in Excess of Other Assets, Net	(0 .45)%
TOTAL NET ASSETS	100.00%

See accompanying notes

14

(This page intentionally left blank)

15

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net		Dividends	Total				Net Assets,
	Value,	Investment	Total From	from Net	Dividends	Net Asset			End of
	Beginning	Income	Investment	Investment	and	Value End			Period (in
	of Period	(Loss)(a)	Operations	Income	Distributions	of Period	Total Return		thousands)
MONEY MARKET FUND
Class J shares
2012	$1 .00	$–	$–	$–	$–	$1 .00	0 .00	%(c)	$282,576
2011	1.00	–	–	–	–	1 .00	0 .00	(c)	316,914
2010	1.00	–	–	–	–	1 .00	0 .00	(c)	310,250
2009	1.00	–	–	–	–	1 .00	0 .33	(c)	346,703
2008	1 .00	0 .03	0 .03	(0 .03)	(0 .03)	1 .00	2 .67	(c)	355,746

See accompanying notes.

16

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS,INC.

	Ratio of Gross	Ratio of Net
	Expenses to	Investment Income
Ratio of Expenses to	Average Net	to Average Net
Average Net Assets	Assets(b)	Assets

0.29%	0.87%	0.00%
0.28	0.76	0.00
0.35	0.85	0.00
0.69	0.92	0.32
0.87	–	2.51

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

See accompanying notes.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Fund, (1 of the portfolios constituting Principal Funds, Inc., (the “Fund”)), as of October 31, 2012, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Principal Funds, Inc., at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 20, 2012

18

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS,INC.
October 31, 2012 (unaudited)

As a shareholder of the Money Market Fund of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 to October 31, 2012), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual			Hypothetical
			Expenses Paid			Expenses Paid
			During Period			During Period
	Beginning	Ending	May 1, 2012 to	Beginning	Ending	May 1, 2012 to
	Account Value	Account Value	October 31,	Account Value	Account Value	October 31,	Annualized
	May 1, 2012	October 31, 2012	2012(a)	May 1, 2012	October 31, 2012	2012(a)	Expense Ratio

Money Market Fund
Class J	$1,000.00	$1,000.00	$1.41	$1,000.00	$1,023.73	$1.42	0.28%

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

19

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Elizabeth Ballantine	Principal, EBA Associates	99	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	99	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Kristianne Blake	President, Kristianne Gates Blake,	99	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	President, The Damos Company.	99	Hardin Construction
Director since 2008	Formerly, CEO, The Weitz Company		Company
Member, Operations Committee
1954

Richard W. Gilbert	President, Gilbert Communications,	99	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Audit Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	99	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	99	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Audit Committee
1951

Tao Huang	Formerly, Chief Operating Officer,	99	Armstrong World
Director since March 2012	Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
1962

William C. Kimball	Partner, Kimball – Porter Investments	99	Casey’s General Stores,
Director since 1999	L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

20

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Barbara A. Lukavsky	President and CEO, Barbican	99	None
Director since 1987	Enterprises, Inc.
Member, Operations Committee
1940

Daniel Pavelich	Retired.	99	Catalytic Inc.
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years**
Michael J. Beer	Executive Vice President and Chief	99	None
Director, Executive Vice President	Operating Officer, Principal
Member, Executive Committee	Management Corporation, (the
1961	“Manager”); Executive Vice
President, Principal Funds Distributor,
Inc. (“PFD”); President, Princor,
Principal Shareholder Services
(“PSS”) since 2007; Director, the
Manager since 2008, Princor, and PSS
since 2007. Vice President – Mutual
Funds and Broker Dealer, Principal
Life Insurance Company (“PLIC”).

Nora M. Everett	President and Director, the Manager	99	None
Director, President, CEO, and	since 2008; Director, PFD since 2008,
Chairman	Princor since 2008, PSS since 2008,
Member, Executive Committee	Edge since 2008, and Principal
1959	International Holding Company, LLC
since 2006; CEO, Princor since 2009;
Senior Vice President/Retirement &
Investor Services, PLIC since 2008;
Director, Principal Asset Management
Co. (Asia) Limited since 2008;
Chairman, Principal Financial
Advisors, Inc. since 2010; Director,
Principal International since 2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

21

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”) and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

David J. Brown	Senior Vice President, the Manager, PFD, Princor, and PSS since 2007; Vice
Chief Compliance Officer	President/Compliance, PLIC.
711 High Street, Des Moines, IA 50392
1960

Jill R. Brown	President, PFD since 2010; Chief Financial Officer, PFD, 2010. Senior Vice
Senior Vice President	President and Chief Financial Officer, the Manager, Princor, and PSS since 2007;
1100 Investment Blvd, ste 200	Director, PFD since 2007.
El Dorado Hills, CA 95762
1967

Teresa M. Button	Treasurer, PMC, Princor, PSS, and Spectrum since 2011.
Treasurer	Vice President and Treasurer, PFD, PGI, Principal Real Estate Investors, LLC
711 High Street, Des Moines, IA 50392	and Edge since 2011. Vice President and Treasurer, PLIC.
1963

Cary Fuchs	Chief Operating Officer, PFD since 2010; President, PFD 2007-2010; Senior
Senior Vice President of Distribution	Vice President/Mutual Fund Operations, PSS since 2009; Vice President/Mutual
1100 Investment Blvd, ste 200	Fund Operations, PSS 2007-2009; Director – Transfer Agent & Administrative
El Dorado Hills, CA 95762	Services, PLIC. Prior thereto, FVO, WMSS.
1957

Ernie H. Gillum	Vice President and Chief Compliance Officer, the Manager; Vice President,
Vice President, Assistant Secretary	Princor, and PSS since 2007.
711 High Street, Des Moines, IA 50392
1955

Patrick A. Kirchner	Assistant General Counsel, the Manager since 2008; Princor since 2008, and PGI
Assistant Counsel	since 2008 and PLIC.
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, PGI and PLIC.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1962

Jennifer A. Mills	Counsel, the Manager since 2009, PFD since 2009, Princor since 2009, PSS since
Assistant Counsel	2009, and PLIC. Prior thereto, Judicial Law Clerk, Iowa Supreme Court.
711 High Street, Des Moines, IA 50392
1973

Layne A. Rasmussen	Vice President and Controller – Principal Funds, the Manager.
Vice President, Controller, and CFO
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Senior Vice President and Counsel, the Manager, Princor, PFD since 2007, and
Counsel	PSS since 2007; Vice President and Associate General Counsel, PLIC.
711 High Street, Des Moines, IA 50392
1951

22

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, the Manager since 2007, PFD, Princor since 2007, PSS since 2007, and
Assistant Counsel	PLIC; Prior thereto, practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director – Treasury, the Manger, Princor 2008-2009, and PSS since 2007;
Assistant Treasurer	Director – Corporate Treasurer, PLIC.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Vice President, the Manager since 2007 and Princor 2007-2009. Prior thereto,
Vice President and Secretary	Segment Business Manager, Pella Corporation.
711 High Street, Des Moines, IA 50392
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated February 29, 2012, and the Statement of Additional Information dated February 29, 2012. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

23

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; (2) a Subadvisory Agreement with Post Advisory Group LLC (“Post”) for the Global Diversified Income Fund; and (3) a Subadvisory Agreement with DDJ Capital Management, LLC (“DDJ Capital”) for the Global Diversified Income Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 11, 2012 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-three (63) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Investment Advisory Incorporated; Causeway Capital Management LLC.; Clearbridge Advisors, LLC; Columbus Circle Investors (“Columbus Circle”); Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisors, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Investment Management, LLC; Herndon Capital Management, LLC; J.P. Morgan Investment Management, Inc.; Jacobs Levy Equity Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); Pyramis Global Advisors, LLC; Schroder Investment Management North America Inc. (“Schroder” and including the sub-subadvisory agreement among the Manager, Schroder and Schroder Investment Management North America Limited); Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; Tortoise Capital Advisors, LLC; T. Rowe Price Associates, Inc.; Thompson Siegel & Walmsley, LLC; Turner Investment Partners, Inc.; Vaughan Nelson Investment Management, LP; W.H. Reaves & Co., Inc.; and Westwood Management Corp. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.” The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and they considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board also took note that the Manager applied the same due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and found no issues that needed to be considered in connection with the renewal of the Advisory Agreements.

24

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, as applicable. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met or exceeded acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered the longer-term performance of the Funds. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadvisor to the Fund were reasonable, the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring or sufficient remedial steps had been taken by the Subadvisor that it justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Subadvisor either met or exceeded acceptable levels of investment performance; or (ii) although the Fund experienced underperformance from the subject Subadvisor, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class A shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total Assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees and net expense ratios were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. The Board considered specific factors relevant to its review of certain Funds with both actual management fees and total net expenses higher than the third quartile as compared to their Expense Group. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds) compare favorably. The Board considered that some Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager contractually agreed to continue to reduce the management fees for thirteen Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the fee waivers for two Funds and the additional breakpoints in the fee schedule for one Fund suggested by the Manager.

With respect to the Board’s review of the expense caps in place with respect to certain Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such Funds for an additional year, to raise the expense cap levels for one Fund and to let expense caps for certain other Funds expire, based upon the individual circumstances of these Funds.

25

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the Management Agreement, for the year ended December 31, 2011. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, Columbus Circle and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board noted as a part of the contract review process, management offered additional breakpoints for five Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the Principal LifeTime Funds series of PFI do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low fee for all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

DDJ Capital and Post Subadvisory Agreements

At its September 11, 2012 meeting, the Board considered whether to approve a subadvisory agreement between the Manager and DDJ Capital for the Global Diversified Income Fund (the “Fund”) and a subadvisory agreement between the Manager and Post for the Fund.

26

Nature, Quality and Extent of Service

The Board considered the nature, quality and extent of services expected to be provided under each subadvisory agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of each Subadvisor’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors and that the Manager recommended each Subadvisor based upon that program.

Investment Performance

The Board reviewed the historical (i) one-year, three-year, five-year and ten-year performance as of June 30, 2012 of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; (ii) year-by-year returns for the past ten calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a Morningstar peer group and a relevant benchmark index; and (iii) year-by-year yield profiles for the past seven calendar years of each of DDJ Capital and Post in a composite with an investment strategy similar to the proposed portfolio strategy for the Fund, as compared to a relevant benchmark index. The Board also reviewed the anticipated asset allocation to DDJ Capital, Post and the current subadvisor to the Fund’s high yield debt segment, and the projected impact DDJ Capital’s and Post’s performance would have had on the returns for the Fund’s high yield debt segment for the past two calendar years and the one-year period ended June 30, 2012. The Board concluded, based on this information, that the historical investment performance record of each Subadvisor was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered the proposed sub-advisory fees, noting that the Manager compensates subadvisors from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under each Sub-advisory Agreement. The Board noted that the sub-advisory fee schedule for DDJ Capital includes one breakpoint and concluded that the sub-advisory fee schedule reflects an appropriate recognition of economies of scale at the Fund’s current asset levels. The Board noted that, although the sub-advisory fee schedule for Post does not include breakpoints, the sub-advisory fee schedule is appropriate. In addition, in evaluating the sub-advisory fees and the factor of profitability, the Board considered that the sub-advisory fee rate for DDJ Capital was negotiated at arm’s-length between the Manager and the Subadvisor. On the basis of the information provided, the Board concluded that the proposed sub-advisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by each of the Subadvisors when evaluating the sub-advisory fees. The Board concluded that taking into account these potential benefits, the proposed sub-advisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Sub-advisory Agreement are fair and reasonable and that approval of each Sub-advisory Agreement is in the best interests of the Fund.

27

This page intentionally left blank.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

     Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

FV315-09 | 12/2012 | #t12102204ai
©2012 Principal Financial Services, Inc.

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. The amendment was made to list the current Principal Executive Officer.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Daniel Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

October 31, 2011 - $635,216

October 31, 2012 - $650,620

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. During the last two fiscal years, Ernst & Young has billed the following amounts for those services.

October 31, 2011 - $14,000

October 31, 2012 - $16,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also prepares and reviews Canadian income tax returns. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

October 31, 2011 - $221,378

October 31, 2012 - $261,509

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Board of Directors who are not also officers of the Funds), including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds or Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7. For persons recently promoted or hired into a financial reporting oversight role (other than members of the Board of Directors who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8. The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Board of Directors of the Principal Funds on March 13, 2012).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

October 31, 2011 - $313,351

October 31, 2012 - $348,056

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/18/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/18/2012

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 12/18/2012